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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

Classes I, S and ADV

ING Partners, Inc.

■  ING American Century Large Company Value Portfolio

■  ING American Century Select Portfolio

■  ING American Century Small-Mid Cap Value Portfolio (formerly, ING American Century Small Cap Value Portfolio)

■  ING Baron Asset Portfolio

■  ING Baron Small Cap Growth Portfolio

■  ING Columbia Small Cap Value II Portfolio

■  ING Davis Venture Value Portfolio

■  ING Fundamental Research Portfolio

■  ING Goldman Sachs® Capital Growth Portfolio

■  ING Goldman Sachs® Structured Equity Portfolio (formerly, ING Goldman Sachs® Core Equity Portfolio)

■  ING JPMorgan International Portfolio

■  ING JPMorgan Mid Cap Value Portfolio

■  ING Legg Mason Partners Aggressive Growth Portfolio (formerly, ING Salomon Brothers Aggressive Growth Portfolio)

■  ING Legg Mason Partners Large Cap Growth Portfolio (formerly, ING Salomon Brothers Large Cap Growth Portfolio)

■  ING Lord Abbett U.S. Government Securities Portfolio

■  ING Neuberger Berman Partners Portfolio

■  ING Neuberger Berman Regency Portfolio

■  ING OpCap Balanced Value Portfolio

■  ING Oppenheimer Global Portfolio

■  ING Oppenheimer Strategic Income Portfolio

■  ING PIMCO Total Return Portfolio

■  ING Pioneer High Yield Portfolio

■  ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■  ING T. Rowe Price Growth Equity Portfolio

■  ING Templeton Foreign Equity Portfolio

■  ING Thornburg Value Portfolio
(formerly, ING MFS Capital Opportunities Portfolio)

■  ING UBS U.S. Large Cap Equity Portfolio

■  ING UBS U.S. Small Cap Growth Portfolio

■  ING Van Kampen Comstock Portfolio

■  ING Van Kampen Equity and Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	64

Report of Independent Registered Public Accounting Firm	73

Statements of Assets and Liabilities	74

Statements of Operations	84

Statements of Changes in Net Assets	92

Financial Highlights	107

Notes to Financial Statements	158

Portfolios of Investments	186

Tax Information	297

Director and Officer Information	300

Shareholder Meeting Information	304

Advisory Contract Approval Discussion	305

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from –2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING American Century Large Company Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Charles A. Ritter, Vice President and Senior Portfolio Manager and Brendan Healy, Vice President and Portfolio Manager*, American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 19.30% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500 Composite Stock Price® Index(2) ("S&P 500 Index"), which returned 22.25% and 15.79%, respectively, for the same period.

Portfolio Specifics: Economic growth surged early in the 12-month period ended December 31, 2006. This in turn drove commodity prices, short-term interest rates, and inflation higher. But growth and inflation moderated in the period's second half, during which the U.S Federal Reserve Board ("Fed") halted its two-year string of interest rate hikes. The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce double-digit stock index returns for the 12-month fiscal period ended December 31.

In that environment, we received positive absolute contributions from each of the ten sectors in which we were invested, and all of our sector positions delivered double-digit returns. Nevertheless, for the fiscal year, security selection modestly slowed relative performance, causing the Portfolio to trail its benchmark by a slight margin.

Our investments in the financials sector, on average our largest single position, contributed the most to absolute performance during 2006. In a period marked by strong market performance, companies involved with the capital markets fared well overall. That was especially true for mega-cap commercial banks and for companies involved in investment banking such as Merrill Lynch & Co., Inc. and Morgan Stanley. However our zero weighting in Real Estate held back relative returns against the financials sector of the benchmark.

The energy sector also made a significant contribution to total return. We maintained a focus on international integrated oil and gas companies, which sport better valuations and are considered more defensive than their higher-beta, more aggressive cousins in the exploration and production industry. Earlier in the year, the latter group excelled, but in the second half, our patience was rewarded when oil and gas companies like the ones we own came to the market forefront. Major, integrated oil and gas companies, including ExxonMobil Corp. and Chevron Corp., were top performers.

The telecom sector was the market's best-performing area. After years of underperformance, stabilizing fundamentals among companies in the sector drove a strong reversal that made the group a rich source of absolute contribution. AT&T, Inc. and BellSouth Corp. were both top stocks. The acquisition of BellSouth Corp. by AT&T, Inc., a deal valued at $85 billion that will create the largest phone company in the United States, kept both stocks aloft.

While no sector detracted from absolute performance, we still encountered some individual challenges along the way. Chipmaker Intel Corp., saw its shares fall sharply early in the year after announcing robust earnings and revenue growth that nevertheless fell short of heightened expectations.

Elsewhere in the information technology sector, our stake in the computers & peripherals industry was rewarding. We held only one stock, and it was a top contributor. Hewlett Packard Co. is a good example of our price-sensitive discipline. It has long been a top performer, and as it has appreciated, we've gradually reduced our position.

From a relative perspective, stock selection in the consumer discretionary sector turned out to be a liability, and that group slowed performance against the benchmark the most. That was particularly true in the media industry, where a number of names performed well but did not meet our valuation criteria. Consequently, the Portfolio missed some of that performance. Unfavorable selection among multi-line retail firms also generated drag.

The top-detracting stock for the year on a relative basis was mortgage lender Freddie Mac. For much of the period, the stock struggled as delays in implementing new accounting systems raised regulatory scrutiny. The managers continue to have confidence in this firm's long-term prospects and have maintained the position.

Current Strategy & Outlook: The Portfolio is designed for investors seeking long-term capital growth who can tolerate relatively moderate share price fluctuation compared with volatility from more aggressive, growth-oriented investments. The Portfolio can serve as a solid core holding in a diversified portfolio, with the capability to outperform growth-oriented investments when the value discipline is more in favor, as it was for much of the reporting period.

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the Portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Citigroup, Inc.	4.8%
ExxonMobil Corp.	4.7%
Bank of America Corp.	3.8%
Chevron Corp.	3.0%
Freddie Mac	2.8%
Wells Fargo & Co.	2.7%
Royal Dutch Shell PLC ADR	2.7%
ConocoPhillips	2.1%
Pfizer, Inc.	1.9%
Morgan Stanley	1.9%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

*  Effective December 31, 2006, Mark Mallon retired as the portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	19.58%	6.41%	6.30%
Class S	19.30%	6.14%	6.03%
Class ADV	18.89%	5.87%	5.75%
Russell 1000® Value Index(1)	22.25%	10.86%	11.18	%(3)
S&P 500® Index(2)	15.79%	6.19%	6.27	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Large Company Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance of the index is shown as of December 1, 2001.

ING AMERICAN CENTURY SELECT PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING American Century Select Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Keith Lee and Michael Li, Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended Dec. 31, 2006, the Portfolio's Class S shares provided a total return of (1.75)%, compared with the Russell 1000® Growth Index(1), which returned 9.07% for the same period.

Portfolio Specifics: U.S. stock markets surged in 2006 as the U.S. Federal Reserve Board halted its two-year string of interest rate hikes. Rising stock prices early in the year gave way to a mid-year slump amid fears that rising inflation would accompany a recession. Inflation moderated late in the year and the economy remained relatively strong. As a result, markets began rebounding in July and rallied through the end of the year.

In April 2006, Harold Bradley took over as lead portfolio manager of the Portfolio and enhanced the Portfolio's investment process to focus more heavily on stocks exhibiting classic growth and price momentum features. The timing of the process change proved poor.

Prior to the change, the market favored sectors — energy, industrials and materials — that the Portfolio generally avoided because those sectors, particularly energy, have a spotty record in producing returns on capital. While a focus on return on capital remains important in the Portfolio's process, Mr. Bradley steered the portfolio toward more growth and momentum-oriented stocks, enabling the Portfolio to better take advantage of hot areas of the market.

However, investors tended to avoid stocks with growth and momentum features after the mid-year market selloff, which sent the S&P 500 down 5.68% between the end of April and July 15. Even as the market rebounded in the third quarter of 2006, adverse conditions for growth and momentum investment factors persisted. With the new process, the portfolio likely will perform best when the market rewards growth and momentum factors. But it typically will not generate excess returns during market cycles when both factors rotate out of favor.

The Portfolio recovered in the fourth quarter of 2006, as its 6.90% return outpaced its benchmark by 20 basis points. But for the year as a whole, overweight stakes and poor security selection in both health care and energy accounted for the bulk of the Portfolio's significant relative underperformance, and nine of the Portfolio's 10 leading individual detractors came from those two sectors. Poor security selection in financials and consumer-oriented stocks further reduced relative returns.

Current Strategy and Outlook: The Portfolio's investment team will continue seeking companies with attractive valuations and risk/reward characteristics that also appear capable of sustaining long-term growth in earnings and revenue. Growth and momentum factors returned to favor somewhat in the fourth quarter of 2006, and the Portfolio's performance improved as a result. If that environment remains in place in early 2007, we believe the Portfolio should stand to benefit, particularly if the market rally intact at the end of 2006 also continues.

Effective January 5, 2007, Mr. Bradley was removed as portfolio manager as he has left American Century after 19 years with the firm to take over as chief investment officer of the Kansas City, Mo.-based Kauffman Foundation. Co-portfolio managers Keith Lee and Michael Li will remain in their current roles.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Industry Allocation as of December 31, 2006 (as a percent of net assets)
Software	7.7%
Healthcare-Products	7.2%
Insurance	7.0%
Diversified Financial Services	5.5%
Aerospace/Defense	5.3%
Semiconductors	4.9%
Lodging	4.4%
Oil & Gas	4.4%
Telecommunications	4.1%
Engineering & Construction	4.0%
Retail	4.0%
Media	3.8%
Industries between 2.6%-3.3%(1)	17.5%
Industries between 1.1%-2.4%(2)	16.6%
Industries less than 1.0%(3)	3.6%
Other Assets and Liabilities, Net*	0.0%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral and U.S. government agency obligation.

(1) Includes six industries, which each represents 2.6% - 3.3% of net assets.

(2) Includes nine industries, which each represents 1.1% - 2.4% of net assets.

(3) Includes five industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

MEMC Electronic Materials, Inc.	3.1%
ABB Ltd. ADR	2.9%
Loews Corp.	2.8%
Las Vegas Sands Corp.	2.8%
Baxter International, Inc.	2.8%
Diageo PLC	2.6%
Omnicom Group	2.6%
Cisco Systems, Inc.	2.5%
Infosys Technologies Ltd. ADR	2.5%
Microsoft Corp.	2.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SELECT PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	(1.61)%	(1.17)%	(1.29)%
Class S	(1.75)%	(1.43)%	(1.55)%
Class ADV	(2.01)%	(1.67)%	(1.79)%
Russell 1000® Growth Index(1)	9.07%	2.69%	2.61	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Select Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(2) Since inception performance of the index is shown from December 1, 2001.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth, income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Steve Roth, Phillip N. Davidson, Scott A. Moore, and Michael Liss, Portfolio Managers* of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 15.43% compared to the Russell 2500TM Value Index(1), Standard & Poor's ("S&P") SmallCap 600/CitigroupValue Index(2) and S&P Small Cap 600 Index(3) ("S&P 600 Index"), which returned 20.18%, 19.57% and 15.12%, respectively, for the same period.

Portfolio Specifics: Small-Cap Value- The Portfolio's small-cap value investment sleeve received positive absolute contributions from all ten of the sectors in which it was invested but fell short of the S&P SmallCap 600/Citigroup Value Index, results attributable primarily to unfavorable security selection in the consumer discretionary and the materials sectors.

Investments in the financials sector, on average our largest sector weighting, contributed the most to total return during the period. Real estate investment trusts ("REITs"), were the strongest performers, followed by capital markets firms. In the latter group, we held several names that advanced and were not represented in the benchmark, including Lazard Ltd., a top-contributing stock. However, a significant underweight overall in REITs proved costly to performance against the benchmark.

Finally, effective security selection made the information technology sector another rich source of contribution and yielded the top-contributing stock. During the year, long-time holding Sybase, an infrastructure and mobile applications software company, raised its profit outlook for 2007 and announced plans to buy Mobile 365, which will make Sybase the leader in mobile messaging and content delivery.

Despite these successes, we encountered some difficulties along the way. Stock selection proved unfavorable in the consumer discretionary sector, which weighed the most on relative performance. One holding from that group that fell short was specialty retailer Pier 1 Imports. Despite aggressive pricing and advertising campaigns, the company reported disappointing sales, recording losses amid tepid consumer response to new merchandising initiatives.

In addition, we also maintained an underweight position in the metals & mining industry, a momentum-driven area where a number of companies did not meet our valuation criteria and therefore did not merit inclusion in the Portfolio. Our relatively smaller exposure slowed performance relative to the benchmark in this area.

Mid-Cap Value — The Portfolio's mid-cap value investment sleeve received positive contributions from all ten sectors in which it was invested. A strategic weighting and stock selection among companies involved in consumer staples (particularly providers of food products), plus an effective mix of information technology businesses, contributed the most to the Portfolio's relative performance.

In consumer staples, the investment team was rewarded for its decision to own Diamond Foods Inc., a holding not found in the benchmark. Diamond is a specialty food company that focuses on culinary and snack nuts, such as walnuts, pine nuts, and peanuts. The leader in its category with a nearly 40% market share, Diamond is expanding its product line, with an emphasis on higher-margin products.

While the information technology sector was up as a whole for the period, communications equipment companies were down for the period. The investment team avoided that part of the sector entirely, which weighed on the benchmark's return. Similarly, an effective mix of semiconductor companies added to the Portfolio's progress; the industry turned in negative results for the Russell Midcap® Value Index.

On the down side, investments in the consumer discretionary sector represented the largest drag on performance against the Russell Midcap® Value Index. A case in point was the Portfolio's larger position in Dollar General Corp. Over much of the period, the discount retailer found its profits squeezed by markdowns, higher shrink (loss from theft) and gasoline prices that both raised transportation costs and slowed spending by consumers.

Elsewhere, in financials, an underweight position in REITs, which were up strongly during the period, restrained the Portfolio. Shares of REITs have surged during the past few years, and continued their march in 2006. As a result of their sustained upswing, few REITs fell within the Portfolio's valuation criteria.

Current Strategy & Outlook: As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the Portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
iShares Russell 2000 Value Index Fund	2.5%
iShares Russell 2000 Index Fund	2.1%
Sybase, Inc.	1.6%
Puget Energy, Inc.	1.2%
Minerals Technologies, Inc.	1.2%
WGL Holdings, Inc.	1.1%
Washington Federal, Inc.	1.1%
Platinum Underwriters Holdings Ltd.	1.0%
South Financial Group, Inc.	1.0%
Parametric Technology Corp.	1.0%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective November 1, 2006, Steve Roth replaced Kevin Laub as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	15.75%	11.87%
Class S	15.43%	11.58%
Class ADV	15.14%	11.30%
Russell 2500TM Value Index(1)	20.18%	14.26%
S&P SmallCap 600/Citigroup Value Index(2)	19.57%	11.83%
S&P SmallCap 600 Index(3)	15.12%	11.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P SmallCap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

(3) The S&P SmallCap 600 Index is a market-weighted index of 600 small-sized domestic stocks.

ING BARON ASSET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Baron Asset Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman and Andrew Peck, Vice President, Portfolio Managers of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: Since Portfolio's inception on January 3, 2006 through December 31, 2006, the Portfolio's Class I shares provided a total return of 11.40% compared to the Russell Midcap® Index(1), which returned 15.26% for the year ended December 31, 2006.

Portfolio Specifics: The recreation and resorts industry had the most positive impact on the Portfolio's performance during 2006, led by Las Vegas Sands Corp. ("LVS"). The company's stock increased 130% last year as investors started to see value in its Macau China development plans for Henquin Island, an island about a five minute drive from the Cotai Strip that is expected to contain all non-gaming amenities to complement the gaming area of the Strip. The company plans to sell up to $20,000 condos, develop three golf courses as well as a marina and have other entertainment options for the Island including tennis and water sports activities. Strong results from Wynn Resorts Ltd. also helped LVS as it appeared Wynn Resorts Ltd. was growing the market and was not taking share away from LVS's Sands Macau property. In addition, investors became excited as the company's chief operating officer announced that it should be able to sell its Macau mall space for total proceeds between $6 billion and $12 billion, which could completely finance its Cotai Strip land developments. Finally, the company won a license to open a $3.6-billion casino in Singapore on the Marina Bay Waterfront that is expected to open in 2009. We believe this is a strong positive for the company as it will now be able to cross market the Chinese high rollers between both its Macau and Singapore properties. We think this cross marketing should be an even greater benefit for LVS as it will be able to take advantage of the gaming tax disparity, as the gaming tax in Macau is 39% while it is just 15% in Singapore. We believe the company's future projects on the Cotai Strip, as well as the opening of its Palazzo casino on the Las Vegas Strip in June 2007, should continue to drive the stock and the company's growth over the next few years.

The financial services-brokerages & exchanges industry also had a positive impact on performance for 2006 as all four of the Portfolio's holdings in this industry were up during the year. International Security Exchange had the most positive impact as the stock price increased in response to its impressive 50% earnings per share growth during the first three quarters. This earnings growth was driven by an increase in the exchange's average daily trading volume of approximately 40% during this period. Given the company's largely fixed cost structure, earnings generally grow at a faster rate than revenues. Options trading volume was helped by the growing institutional adoption of equity and index options as an attractive security class to both hedge risk and to make leveraged bets on the movement of underlying stock prices.

Advertising services and distribution industries had the most negative impact on performance during 2006. Stock photo provider Getty Images, Inc. was the Portfolio's poorest performer during the period. Getty Images, Inc. lowered guidance several times this year, as its creative images growth rates have slowed due to customers beginning to purchase images at lower effective prices from micro-payment sites and under subscription plans, as well as due to increased competition from traditional players. We have reduced our Getty position during the past several months, and now have a smaller investment in Getty Images, Inc. Shares of air conditioning equipment and parts distributor Watsco, Inc. were down in 2006 as investors digested the company's earnings which came in mostly in-line with expectations and were highlighted by double digit organic revenue and earnings growth. However, we think investors have sold the stock for two reasons: 1) concerns that the company can not maintain its reported record revenue growth from price inflation and 2) the industry's transition to higher priced, more energy efficient air conditioning units known as SEER 13, where significant inventory dollars have been committed. Despite what we think is a highly predictable replacement business, Wall Street has been unkind to building materials distributors of late, choosing to value them as cyclical stocks tied to new construction housing. In reality, only 25% of Watsco Inc.'s business is connected to residential new construction. The fundamentals of its primary repair and maintenance business remain healthy in our estimation. In the beginning of the winter, the majority of the U.S. experienced unusually warm temperatures making its higher efficiency, higher quality air-conditioning units as relevant as ever.

Current Strategy and Outlook: BAMCO invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at healthy and sustainable rates.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2006 (as a percent of net assets)
Las Vegas Sands Corp.	3.9%
CB Richard Ellis Group, Inc.	3.6%
Wynn Resorts Ltd.	3.6%
Boyd Gaming Corp.	2.7%
Polo Ralph Lauren Corp.	2.6%
Iron Mountain, Inc.	2.6%
AllianceBernstein Holding LP	2.4%
Lamar Advertising Co.	2.4%
Charles Schwab Corp.	2.3%
International Securities Exchange, Inc.	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING BARON ASSET PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006
	Since Inception of Class I January 3, 2006		Since Inception of Class S May 3, 2006		Since Inception of Class ADV January 18, 2006
Class I	11.40%		—		—
Class S	—		3.45%		—
Class ADV	—		—		10.46%
Russell Midcap® Index(1)	15.26	%(2)	6.36	%(3)	9.63	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Asset Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from May 1, 2006.

(4) Since inception performance of the index is shown from February 1, 2006.

ING BARON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 15.24% compared to the Russell 2000® Index(1), which returned 18.37% for the same period.

Portfolio Specifics: Industries that had the most positive contribution over the one-year period included retail-specialty stores, recreation & resorts and health services-insurance.

The retail-specialty stores industry made the largest contribution to the Portfolio's gain, with Dick's Sporting Goods, Inc. leading the way. The retail industry has attracted a lot of attention from private equity firms due to the stable cash flows, high free cash generation and real estate assets. Dick's Sporting Goods share price performed very well in 2006 posting a gain of 41%. In mid November, the company reported very strong third quarter sales and net income which the company attributed to cold weather. Increasing same store sales, strong performance from new stores, and improvements in private labels has allowed for gross margins to increase and for selling, general and administrative costs to be lowered. We believe new store returns should increase as Dick's Sporting Goods, Inc. has opened stores in, we think, the best trade locations and as competition among sporting goods retailers has dissipated following Dick's Sporting Goods acquisition of Galyan's and The Sports Authority privatization.

The recreation & resorts industry also made a significant contribution, led by Wynn Resorts Ltd. Wynn Resorts Ltd. was up 72% last year mainly due to investor excitement over the company's sale of its Macau subconcession for $900 million and the opening of the first phase of its $1.2 billion Macau casino in September. The proceeds from the sale of the subconcession helped Wynn Resorts Ltd. almost completely finance its Macau casino and significantly improved the company's leverage. Wynn Resorts Ltd. was also up on the announcement that it is paying out a special $6 per share dividend or $660 million to shareholders as a result of selling its Macau subconcession, a sign the company is confident about its prospects in Macau and feels well financed for its future developments in Macau on the Cotai Strip. Further helping the stock was Wynn Resorts Ltd.'s ability to increase its Macau market share from 9% in October to 16% in November. In addition, the stock continued to trade up as Las Vegas Sands Corp. continued to report strong Macau earnings and continued to maintain its 20% Macau market share even in the face of new capacity coming online.

Restaurants and distribution were the worst performing industries for the Portfolio in 2006. The decline in the restaurant industry was led by Red Robin Gourmet Burgers, Inc. which lowered guidance in November causing the shares to plummet. The company's new stores are more heavily weighted to new markets (60% of new stores are in new markets vs. 40% in 2005). These new stores in new markets did not regain a large portion of their honeymoon period sales and therefore had much lower sales than new stores in existing markets. At this time the percent of new stores in new markets cannot be scaled back to the prior 40% level because strong existing markets are either nearing capacity or have been sold to franchisees. The company now plans to scale back total growth and will attempt to grow new markets' average unit volume to a respectable level through experimenting with outdoor marketing, increased radio and potentially TV ads. We question how long it will take the company to succeed. The Portfolio no longer has a position in Red Robin Gourmet Burgers, Inc.

Current Strategy and Outlook: BAMCO invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at healthy and sustainable rates.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Cohen & Steers, Inc.	2.4%
WellCare Health Plans, Inc.	2.2%
Dick's Sporting Goods, Inc.	2.1%
International Securities Exchange, Inc.	2.0%
DeVry, Inc.	1.9%
Equinix, Inc.	1.9%
CB Richard Ellis Group, Inc.	1.7%
Carter's, Inc.	1.6%
Amerigroup Corp.	1.5%
Eagle Materials, Inc.	1.5%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	15.54%	14.38%
Class S	15.24%	14.09%
Class ADV	15.02%	13.80%
Russell 2000® Index(1)	18.37%	11.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian Stadlinger and Jarl Ginsberg, Portfolio Managers, Columbia Management Advisors, LLC — the Sub-Adviser.

Performance: Since the Portfolio inception on April 28, 2006 through December 31, 2006, the Portfolio's Class I shares provided a total return of 1.70% compared to the Russell 2000® Value Index(1), which returned 8.50% for the period beginning May 1, 2006 through December 1, 2006.

Portfolio Specifics: Detracting from the relative performance were areas of the Portfolio that experienced weak stock performance versus the corresponding Russell 2000® Value Index sectors. For example, the Portfolio's industrial holdings (down 3.3%) underperformed those in the Russell 2000® Value Index (up 5.6%). The Portfolio's consumer discretionary and information technology investments were down 3.0% and 8% respectively, which lagged the benchmark's 9.2% consumer discretionary sector return and 0.6% loss in the information technology sector..

On the plus side, the Portfolio's investments in the consumer staples sector gained 28.9%, compared to 17.4% for the Russell 2000® Value Index, while the Portfolio's financial investments (up 12.4%) outperformed those in the Russell 2000® Value Index (up 11.3%) due to strong stock picking in the capital markets and insurance industries.

The third and fourth quarters were studies in contrasts as fears of a weakening economy hurt many cyclicals and helped more defensive sectors during the third quarter, despite company-specific fundamentals that signaled continued expansion and revenue growth. However, in the fourth quarter, investors realized that fears of a dramatic slowdown were unwarranted which spurred a rebound in many cyclical sectors. As a result, the Portfolio's industrial holdings declined 9.3% during the third quarter yet, rebounded by 13.7% in the fourth quarter.

Not convinced that fears of a wholesale economic slowdown were warranted, we continued to focus on strong company fundamentals rather than the prospects for a given sector. At the same time, we increased exposure to areas where improvement occurred, such as the textile and clothing goods companies within the consumer discretionary sector. Many of these companies may benefit from declining fuel costs, stabilizing in interest rates and resurgent consumer spending.

Current Strategy and Outlook: We employ a disciplined, bottom-up approach that incorporates quantitative screens, fundamental analysis and sophisticated risk management techniques. The investment process is designed to separate value opportunities — companies with solid top-line growth prospects and good cash flow fundamentals — from "value traps," those at a competitive disadvantage due to poor management, a weak product line or a hostile business environment.

We believe that the key to converting opportunity into performance is to purchase stocks that are at an "inflection point," i.e., companies likely to achieve improved earnings because of a change in business strategy, the introduction of new product or a change in the business environment, to list a few possible performance catalysts.

The Portfolio is positioned to avoid rate-sensitive financial companies, which may have difficulty expanding their margins due to pressure from an inverted yield curve, tight credit spreads, potentially deteriorating credit quality and slowing economic growth. We see opportunities within the capital markets area, where companies are more engaged in fee-based activities and where continued industry consolidation and heightened merger and acquisition activity bodes well for performance next year.

Additionally, we see opportunity in the industrials area, specifically those companies serving the aerospace and defense market. Within that group, some of the more promising prospects, which are likely to benefit from strong military spending trends, are in the original equipment and aftermarket space.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2006 (as a percent of net assets)
Barnes Group, Inc.	1.1%
Warnaco Group, Inc.	1.1%
LaSalle Hotel Properties	1.1%
Brown Shoe Co., Inc.	1.1%
Lazard Ltd.	1.1%
Atmos Energy Corp.	1.1%
Genesco, Inc.	1.1%
Magellan Health Services, Inc.	1.1%
AAR Corp.	1.1%
DRS Technologies, Inc.	1.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006*

	Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006
Class I	1.70%		—
Class S	—		2.01%
Russell 2000® Value Index(1)	8.50	%(2)	8.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value II Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

* Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1) The Russell 2000® Value Index is an unmanaged index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from May 1, 2006.

ING DAVIS VENTURE VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Davis Venture Value Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 13.85% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: Diversified financial companies were the most important contributors to the Portfolio's performance over the twelve-month period. The Portfolio benefited from its substantial investment in this sector, which out-performed the S&P 500® Index. Three diversified financial companies, JPMorgan Chase, Citigroup, and American Express, were among the top contributors to performance.

Consumer discretionary and consumer staple companies also made important contributions to performance. One consumer discretionary company, Comcast Corp., and two consumer staple companies, Altria Group, Inc. and Diageo PLC ADR, were among the top contributors to performance. Two consumer discretionary companies, Apollo Group (purchased in March 2006) and H&R Block, and one consumer staples company, Hershey Foods, were among the top detractors from performance.

The Portfolio's largest investment was in insurance companies. While insurance companies made a positive contribution to performance, they under performed the S&P 500® Index. Berkshire Hathaway, Inc and Loews Corp. were among the top contributors to performance. Progressive Corp., Transatlantic Holdings, Inc. and Marsh & McLennan were among the top detractors from performance.

Our stock selections in the industry groups within the energy sector under-performed the corresponding stocks in the S&P 500® Index and this is the main reason why the Portfolio underperformed over all.

The Portfolio's investments in telecommunication service and energy companies also contributed to the Portfolio under-performing the S&P 500® Index over the twelve-month period. Telecommunication service companies were the strongest performing sector of the S&P 500® Index, but the telecommunication service companies owned by the Portfolio did not perform as well. While energy companies made positive contributions to performance, they also under performed the S&P 500® Index. One energy company, ConocoPhillips, was among the top contributors to performance. One telecommunication services company, Sprint Nextel (purchased in March 2006), and one energy company, EOG Resources, were among the top detractors from performance.

The Portfolio had approximately 10% of its assets invested in foreign companies at December 31, 2006. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500® Index over the twelve-month period.

Current Strategy and Outlook: We believe that a twelve-month period is too short to provide meaningful insight into a Portfolio's future long-term performance. We are building a portfolio which is quite different in composition from the S&P 500® Index. The Portfolio's investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

Consistent with our low-turnover strategy, only two companies dropped out of the Portfolio's top 10 holdings, Progressive Corp. and Golden West Financial. Progressive remains among the Portfolio's top 20 holdings at year-end and Golden West Financial was acquired by Wachovia. Two new additions to the Portfolio's top 10 holdings at year-end were ConocoPhillips and Comcast, both of which had already been top 20 holdings at the beginning of the year.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Altria Group, Inc.	4.9%
American Express Co.	4.9%
ConocoPhillips	4.3%
American International Group, Inc.	4.3%
Tyco International Ltd.	3.8%
JPMorgan Chase & Co.	3.5%
Costco Wholesale Corp.	3.0%
Berkshire Hathaway, Inc.-Class A	2.7%
Wells Fargo & Co.	2.7%
Comcast Corp.	2.6%

* Excludes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS VENTURE VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	14.19%	6.62%	6.74%
Class S	13.85%	6.34%	6.47%
Class ADV	13.58%	6.09%	6.21%
S&P 500® Index(1)	15.79%	6.19%	6.27	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis Venture Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown as of December 1, 2001.

ING FUNDAMENTAL RESEARCH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Fundamental Research Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio is managed by Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 12.14% compared to the Standard & Poor's 500® Composite Stock Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: The Portfolio benefited from favorable stock selection within industrials and, to a lesser extent, telecommunications. Underperformance can partially be attributed to weak stock selection in energy and health care. Our decision to underweight integrated oils and gas companies in favor of exploration and production companies also detracted from performance. This sector experienced a flight to quality in the second half of this year, caused partly by a sharp and unanticipated decline in natural gas prices as cooler weather allowed inventories to build. Within technology, the Portfolio was hurt by weak stock selection in the hardware and equipment industry group as well as our decision to overweight the sector.

WESCO International, Inc. and ABB Ltd. were the greatest contributors to relative performance. Strength in WESCO International, Inc.'s commercial construction end markets, as well as utility company spending on the upgrading of electricity transmission and distribution (i.e., the power grid) helped fuel strong organic growth and margin performance. Like WESCO International, Inc., ABB Ltd. delivered excellent margin improvement and robust sales growth from utility spending on energy infrastructure. We believe ABB Ltd. still has significant upside potential going forward given strong demand and pricing in transmission and distribution and continued capital spending in the global energy markets. The Portfolio also benefited from investments in Verizon Communications, Inc. and AT&T, Inc. AT&T, Inc. benefited this year from improved wireline performance and margin recovery at Cingular Wireless. Verizon Communications, Inc. saw strong performance in the second half of this year due to solid organic growth.

By comparison, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, was a significant detractor to performance as management failed to reach its performance milestones during the period. This investment is in the process of being eliminated. Our investment in Teva Pharmaceutical Industries Ltd. declined due partially to Wal-Mart Stores, Inc.'s announcement in October that they would sell generic prescription drugs for $4. Teva Pharmaceutical Industries Ltd. was also hurt by increased competition and pricing pressures as well as the expiration of their exclusivity contract with Zocor. We saw significant headwinds for this company in 2007 and decided to eliminate our position. Within technology, our position in Yahoo!, Inc. was hurt by weakness in search and brand advertising as well as concerns over the delayed launch of its new search system. Due to a lack of positive catalysts for the stock, we decided to replace it with Google, Inc. which we believe is better long-term investment in the on-line advertising space.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies which we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include News Corp., General Cable Corp., Staples, Inc., Medco Health Solutions, Inc., and St. Jude Medical, Inc.

We believe that 2007 estimates for consumer discretionary imply an overly optimistic view of consumer spending which face significant headwinds such as the risk of a prolonged downturn in housing, a resurgence in the price of oil, or a longer-than-expected pause by the Federal Reserve Board. As a result, we remain selective in the sector favoring stocks with specific catalysts and less exposure to the consumer such as Staples, Inc. This company stands to benefit from several potential catalysts, including a turnaround in European operations and a strong and growing delivery business. Within media, we find News Corp. attractive based on our view that advertising spending growth will remain robust and that Internet advertising will continue to grow more rapidly than the industry as a whole. We believe News Corp is well positioned due to a number of key strategic acquisitions, such as MySpace and Scout. Additionally, New Corp should benefit from the renegotiation of its affiliate rates which are currently much lower than its competitors. We believe General Cable Corp. will best expectations given the robust end markets in transmission and distribution infrastructure, power and communications. We also expect that lower copper prices will drive margin expansion going forward. Finally, we believe that a recovery in the implantable cardioverter defibrillator ("ICD") market will be a significant growth driver for St. Jude Medical, Inc. as their sales growth is highly levered to this segment. We believe St. Jude Medical, Inc. should also benefit from a robust product line that continues to take market share in the ICD market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2006 (as a percent of net assets)
ExxonMobil Corp.	3.3%
Microsoft Corp.	3.1%
Altria Group, Inc.	3.0%
AT&T, Inc.	2.7%
American International Group, Inc.	2.6%
General Electric Co.	2.6%
Citigroup, Inc.	2.5%
Bank of America Corp.	2.5%
Isilon Systems, Inc.	2.3%
Procter & Gamble Co.	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING FUNDAMENTAL RESEARCH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	12.49%	5.31%	5.07%
Class S	12.14%	5.06%	4.82%
Class ADV	11.91%	4.80%	4.57%
S&P 500® Index(1)	15.79%	6.19%	6.27	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown as of December 1, 2001.

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Goldman Sachs® Capital Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by David G. Shell, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, Steven M. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, and Gregory H. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 8.57% to the Russell 1000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 9.07% and 15.79%, respectively, for the same period.

Portfolio Specifics: We continue to base investment decisions on the identification of high-quality business franchises, rather than top-down macroeconomic views, sector rotation, momentum trends or next quarter's earnings.

During the period, energy was the top contributing sector due to strong stock selection. Although the energy sector overall pulled back in the second half of 2006 and ended the year as the worst performing sector in the index, the strong stock selection more than offset the broader sector's underperformance. Performance was mainly driven by oil well service companies such as Schlumberger Ltd, Suncor, Inc., and Baker Hughes, Inc. which tend to be less sensitive to the price swings in oil and in our belief exhibit long-term sustainable growth characteristics that are consistent with our investment philosophy.

McGraw-Hill Companies, Inc., a media company, aided returns as it reported higher fiscal third quarter earnings and boosted its 2006 revenue outlook during the year. While the education market continued to show weakness, management attributed the company's strength to improved cost management and performance within its financial services segment: Standard & Poor's. McGraw-Hill Companies, Inc. also announced that it expects to post double-digit earnings growth in 2007.

In the technology sector, shares of Research In Motion were up 58%, driven by rallies in September and November that resulted from continued indications of consumer interest for the BlackBerry Pearl product. In addition, more carriers, including major operators in Europe such as Vodafone as well as Cingular in the U.S., have launched the Pearl. We believe the multimedia device should be largely incremental to the company's growth, as it expands its addressable market from the corporate into the higher end consumer market.

Shares of Yahoo!, Inc. sold off after the company reported second quarter earnings and warned of weakness in third quarter sales due to slower-than-expected growth in auto and financial advertising spending. Slightly lower-than-expected second quarter revenue was attributed to the company's lower revenue share in the search category of advertising. However, we observe that Yahoo!, Inc. is holding its share in total number of searches from a volume perspective. We believe that Project Panama, Yahoo!, Inc.'s new search platform, should help close the monetization gap with Google, Inc.

Stock selection in the consumer discretionary sector lagged the most for the period including our holding in Carnival Cruise Lines. Carnival Corp. detracted from performance during the period and, in the second quarter of 2006, we sold out of the position. While the company met our investment criteria for its brand name, dominant market share, and strong free cash flow, the company has been beset by economic factors that have put pressure on profit margins. With the prolonged increase in oil prices, Carnival Corp.'s energy costs had grown over 50% in the past year. Carnival Corp. had been able to manage this cost through its pricing power, passing these prices on to the consumer. However, we became concerned that with the bifurcation of the consumer due to high gas prices, Carnival Corp. could not exhibit the pricing power it once had.

Current Strategy and Outlook: We believe that we are very well positioned for positive excess returns when many of the macro trends that proved to be headwinds over the past few years start to change and create an investment environment that bodes well for our strategy of investing in high-quality growth companies. Those multiyear trends include value outperforming growth, low quality outperforming high quality, and cyclical growth companies outperforming sustainable growth companies. Driven by a strong global economy, stocks of cyclical and commodity-based businesses that are dependent on a robust economy for growth have outperformed. The Portfolio is comprised of high-quality businesses that generate free cash flow and have long-term double-digit earnings-per-share growth rates. After 17 interest rate increases, consensus views predict that the economy will moderate and aggregate profit growth will slow. In that environment, we believe our higher-quality investments in those businesses that are less dependent on a strong economy for growth will outperform. We saw this trend start to take hold in the second half of 2006, as many cyclical and commodity businesses started to lose the momentum they gained during the economic recovery. After four years of low-quality stocks outperforming, we believe we have observed a turn in the market as high-quality stocks led the market in the second half of this past year. In this environment, the quality growth bias in our Portfolio has begun to change from a performance headwind to a tailwind. In addition, as an out-of-favor asset class, we believe high-quality growth stocks are trading at attractive valuations. Stock buybacks, spin-offs, acquisitions and consensus-beating earnings all contribute to closing this valuation gap. As Warren Buffet said, "If a business does well, the stock eventually follows."

The Portfolio invests in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Freddie Mac	4.8%
Microsoft Corp.	4.5%
Google, Inc.	3.4%
Cisco Systems, Inc.	3.2%
Suncor Energy, Inc.	2.9%
Yahoo!, Inc.	2.7%
Baker Hughes, Inc.	2.7%
American Tower Corp.	2.6%
McGraw-Hill Cos., Inc.	2.6%
Schlumberger Ltd.	2.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	8.79%	2.49%	2.30%
Class S	8.57%	2.25%	2.06%
Class ADV	8.22%	2.10%	1.92%
S&P 500® Index(1)	15.79%	6.19%	6.27	%(3)
Russell 1000® Growth Index(2)	9.07%	2.69%	2.61	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs® Capital Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(3) Since inception performance for the indices is shown as of December 1, 2001.

ING GOLDMAN SACHS® STRUCTURED EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Goldman Sachs® Structured Equity Portfolio (the "Portfolio") seeks long-term growth of capital and dividend income. The Portfolio is managed by a team of investment professionals led by Melissa R. Brown, CFA, Managing Director and Senior Portfolio Manager, and Robert Jones, CFA, Managing Director and Chair of the Quantitative Equity Investment Policy Committee of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 11.41% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: In managing the Portfolio, we do not take size or sector bets. We hope to add value versus the index by individual stock selection. Our quantitative process seeks stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolios' sources of returns.

The Portfolio underperformed the S&P 500® Index for the year ended December 31, 2006. Returns to the investment themes were mixed for the period. Valuation and management impact contributed the most positively to relative returns. Momentum and profitability also added value, albeit less significantly. On the downside, analyst sentiment and earnings quality detracted from excess returns for the year. However, most of the shortfall for the quarter was the result of stock specific/residual factors. Over longer periods, we expect to see very little return coming from these factors, although over a shorter time frame they may contribute more significantly to performance.

In sectors, stock selection was negative in seven of the ten sectors for the year. The Portfolio's holdings in the energy and financials sectors lagged their peers in the benchmark the most. In contrast, holdings in the consumer staples and materials sector contributed most positively to relative performance.

In individual stocks, overweight positions in Jabil Circuit, Inc., Texas Instruments, Inc., and Amgen, Inc. were among the largest detractors from the Portfolio's relative performance. Conversely, overweights in Hewlett-Packard Co., Corning, and Synopsys, Inc. contributed most positively to relative returns for the year-end reporting period.

Current Strategy and Outlook: Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and we believe that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
ExxonMobil Corp.	5.2%
Bank of America Corp.	3.4%
Pfizer, Inc.	3.1%
Cisco Systems, Inc.	2.9%
JPMorgan Chase & Co.	2.9%
General Electric Co.	2.9%
Hewlett-Packard Co.	2.5%
Wells Fargo & Co.	2.4%
Time Warner, Inc.	2.3%
Merck & Co., Inc.	2.3%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING GOLDMAN SACHS® STRUCTURED EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2003*
Class I	11.66%	14.76%
Class S	11.41%	14.64%
Class ADV	11.11%	14.17%
S&P 500® Index(1)	15.79%	14.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs® Structured Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

* Class I commenced operations on May 1, 2003. On May 5, 2006, all outstanding shares of Class I were fully redeemed. On December 29, 2006, Class I re-commenced operations. The returns for Class I include the performance of Class S, adjusted to reflect the lower expenses of Class I, for the period of May 6, 2006 to December 28, 2006.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING JPMORGAN INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING JPMorgan International Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Howard Williams, Managing Director and James Fisher, Portfolio Managers of J.P. Morgan Asset Management (U.K.) Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 22.20% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) ("MSCI EAFE® Index"), which returned 26.34% for the same period.

Portfolio Specifics: The Portfolio seeks to be diversified by both region and sector, with stock selection as the primary source of performance. From a regional perspective, our exposure to emerging markets and the U.K. aided returns, while Continental Europe and Japan detracted. Sector-wise, consumer discretionary and energy holdings proved beneficial to performance, while financials and utilities held back returns.

Japanese financials continue to lag, owing to uncertainties about the resilience of the Japanese recovery. In addition, some Japanese financials were held back by news of the government considering capping loan rates such as Credit Saison, which detracted from returns for the year.

GlaxoSmithKline PLC, the global pharmaceutical company, also detracted from performance over the period following news of potential new product delays and concerns over a slowdown in its asthma treatment sales. We continue to find shares attractively valued at current levels and believe the strength of the new product pipeline is underestimated.

On a positive note, CVRD, the Brazilian iron ore company, had a strong showing. There are market concerns about the supply/demand outlook for iron ore ahead of next year's price negotiations, but the companies we have spoken with have given early indications of another robust round of negotiations that should be supportive of prices. Nearing the end of 2006, CVRD completed its acquisition of Inco, the Canadian nickel producer, which should help transform the company into one of the leading nickel players in the market.

Our overweight position in Esprit, the Hong Kong-based global clothing retailer, also contributed positively to returns as shares rose after full-year profits increased to record highs. Esprit has an aggressive strategy to increase its market share in Europe, comprising about 85% of its global sales. We remain confident that the company is well-positioned to benefit from a new management team focused on expanding its brands and geographic reach.

Current Strategy and Outlook: Despite a backdrop of rising U.S. interest rates and a slowing U.S. economy, global equity markets performed well in 2006. There is, however, much to be vigilant about, such as the threat of even higher interest rates globally. Although the raising of rates in Japan would be a positive sign — that the domestic economy is at last finding some traction — further rate hikes elsewhere would be a cause for concern. Slower economic expansion, especially in the U.S., where the focus is on the housing market slump and its potential effects, could prompt cuts in interest rates. While frequently taken as initially positive by investors, this could portend more troubled times ahead.

In the meantime, markets still remain underpinned by valuation. While earnings growth expectations for this year are lower than last year, markets are still attractively valued. However, companies that disappoint with earnings expectations will likely be punished severely by the markets going forward. In an environment of anticipated scarcer growth, we expect our Portfolio of higher-growth, more cheaply valued companies to outperform the broader market.

In terms of asset allocation, we continue to prefer European, Asian and Japanese markets over that of the U.S. We have continued to favor increasing exposure to recovery in the domestic Japanese economy. While this proved disappointing in 2006, we continue to believe that all the conditions for a domestic recovery are in place and will be rewarded in the coming year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Total SA	3.8%
ENI S.p.A.	3.1%
HSBC Holdings PLC	3.0%
UBS AG	2.3%
Tesco PLC	2.3%
Vodafone Group PLC	2.1%
AXA SA	2.0%
GlaxoSmithKline PLC	2.0%
Barclays PLC	1.9%
Roche Holding AG	1.9%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN INTERNATIONAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S and ADV December 10, 2001
Class I	22.20%	11.13%	7.37%		—
Class S	21.92%	10.92%	—		10.46%
Class ADV	21.65%	10.63%	—		10.18%
MSCI EAFE® Index(1)	26.34%	14.98%	8.41	%(2)	14.85	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan International Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(2) Since inception performance for the index is shown as of December 1, 1997.

(3) Since inception performance for the index is shown as of December 1, 2001.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 16.52% compared to the Russell Midcap® Value Index(1), which returned 20.22% for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell Midcap® Value Index mostly due to stock selection in the consumer staples and healthcare sectors. Positively affecting performance was stock selection in the consumer discretionary and materials sectors.

At the stock level, Omnicare, Inc., a pharmaceutical services company, was a detractor to performance as its shares were pressured by several events, including legal disputes with regulators and the company's ongoing lawsuit against UnitedHealthcare Group, Inc. Despite these negative developments, Omnicare, Inc. is the largest institutional pharmacy provider with a significant low-cost advantage relative to its competitors.

Another detractor from performance for the period was CA, Inc., a corporate software firm. CA, Inc., missed its annual report filing deadline, and said it will likely need to restate previously reported results related to stock-option grants dating back to fiscal 1997. In addition, the company announced it may have also understated some of its subscription revenue prior to fiscal 2006. Given the company's uncertain outlook, we eliminated our position in CA, Inc.

Several holdings made positive contributions to performance, including VF Corporation, a leading apparel manufacturer. The company saw strong momentum in its outdoor apparel business and improvement in denim. VF Corporation also announced that it is in negotiations to acquire Eagle Creek, Inc., a supplier of adventure travel gear, which would bolster its fast-growing outdoor business. Acquisitions have allowed VF Corporation to transition its mature, lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands.

Albemarle Corp., a specialty chemical company, was another top contributor to results. Shares of the company were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. The outlook for Albemarle Corp. remains positive as demand for refining catalysts is expected to increase and declining raw material costs could lead to higher margins.

Sector allocations are a byproduct of our bottom-up stock selection process. The two-largest portfolio overweights are in the consumer discretionary and telecommunications services sector. The overweight in consumer discretionary results from the fact that many names in the sector have the sustainable free cash flow we look for in our investments. Our overweight in telecommunications services is based on our outlook for the underlying fundamentals of the stocks that we hold. We prefer to own rural telecommunications providers due to their defensive competitive profile.

The two-largest portfolio underweights at year end were in the information technology and utilities sectors. We underweighted utilities as we find it difficult to find attractive valuations in this sector. We also believe that many technology firms lack the stable business models we seek in our investments and, therefore, typically underweight this sector.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Assurant, Inc.	2.4%
VF Corp.	2.3%
Coventry Health Care, Inc.	2.2%
Fortune Brands, Inc.	1.7%
Autozone, Inc.	1.7%
Genuine Parts Co.	1.7%
Old Republic International Corp.	1.6%
Vulcan Materials Co.	1.6%
M&T Bank Corp.	1.6%
Kinder Morgan, Inc.	1.6%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	16.84%	14.14%
Class S	16.52%	13.85%
Class ADV	16.26%	13.56%
Russell Midcap® Value Index(1)	20.22%	15.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Legg Mason Partners Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Richie Freeman Managing Director and Portfolio Manager, of ClearBridge Advisors, LLC* — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 10.29% compared to the Russell 3000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 9.46% and 15.79%, respectively, for the same period.

Portfolio Specifics: The stock market ended the fourth quarter and the past year on an upbeat note, with a broad market rally that began in mid-July and continued through the end of the year. In mid-December, the Dow Jones Industrial Average† recorded a new all-time high and several other major market averages made substantial advances, leaving them at or near multi-year highs. Last year marked the fourth year in a row of gains for equities following the difficult bear market from 2000 to 2002.

For 2006, the effect of the Portfolio's stock selection overall contributed positively to performance relative to its benchmark of the Russell 3000® Growth Index, while the effect of sector allocation overall was negative. Stock selection in consumer discretionary had a very strong positive impact on relative performance, while stock selection in financials also had a meaningful positive impact. Portfolio overweights to consumer discretionary and financials, as well as an underweight to information technology also contributed positively to relative performance. Significant detractors from relative performance for the year included stock selection in information technology, health care and energy sectors, as well as an overweight to health care and underweights to consumer staples, industrials and materials.

In terms of individual stocks, leading contributors to relative performance included several media and cable television stocks that were among the Portfolio's leading detractors last year, including Comcast Corp., Cablevision Systems Corp., Time Warner Inc., and Walt Disney Co., all in the consumer discretionary sector. Other significant contributors to performance for the year included Merrill Lynch & Co. Inc. and Lehman Brothers Holdings Inc. in financials, Forest Laboratories Inc. and Biogen Idec Inc., both in health care, as well as Weatherford International Ltd. in energy and Tyco International Ltd. in industrials.

Leading detractors from performance included holdings in UnitedHealth Group Inc., Amgen Inc., Genzyme Corp. and ImClone Systems Inc., all in health care, SanDisk Corp., Intel Corp. and Motorola Inc. in information technology, Anadarko Petroleum Corp. and Grant Prideco Inc. in energy, and Sirius Satellite Radio Inc. in consumer discretionary.

Current Strategy and Outlook: At the close of the year, the Portfolio remained overweight in the health care, energy, financials and consumer discretionary sectors, with underweights in industrials and information technology, and no significant holdings in consumer staples, materials, telecommunications services or utilities. As always, the Portfolio's sector allocation is determined by the manager's disciplined, bottom-up stock selection process. The Portfolio's top 10 holdings as of December 31, 2006 were Comcast Corp. in consumer discretionary, Forest Laboratories Inc. in health care, Lehman Brothers Holdings Inc. and Merrill Lynch & Co. Inc. in financials, UnitedHealth Group Inc. in health care, Time Warner Inc. in consumer discretionary, Tyco International Ltd. in industrials, Amgen Inc. and Genzyme Corp. in health care, and Anadarko Petroleum Corp. in energy.

In our experience, significant market advances have typically occurred during periods of extreme pessimism rather that during periods of euphoria. It is our contention that in order to create a more sustainable advance, it would be healthy for the market to undergo a correction, or at least a period of marking-time, in order to digest the gains of the second half of 2006. We believe the sooner such a correction is able to get underway the more durable the bull-market will be expected to be.

*  On November 9, 2006 the Board of Directors of ING Partners, Inc. approved the transfer of sub-advisory responsibilities, effective December 1, 2006, from Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Legg Mason, Inc., to ClearBridge Advisors, LLC, also a wholly-owned subsidiary of Legg Mason, Inc.

†  The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Comcast Corp.	5.5%
Forest Laboratories, Inc.	5.5%
Lehman Brothers Holdings, Inc.	5.4%
Merrill Lynch & Co., Inc.	5.4%
UnitedHealth Group, Inc.	5.2%
Time Warner, Inc.	4.7%
Tyco International Ltd.	4.5%
Amgen, Inc.	4.3%
Genzyme Corp.	4.3%
Anadarko Petroleum Corp.	4.2%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S and ADV December 10, 2001
Class I	10.29%	3.81%	2.41%		—
Class S	10.00%	3.55%	—		3.33%
Class ADV	9.74%	3.30%	—		3.07%
Russell 3000® Growth Index(1)	9.46%	3.02%	3.11	%(3)	3.01	%(4)
S&P 500® Index(2)	15.79%	6.19%	6.10	%(3)	6.27	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners Aggressive Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 1997.

(4) Since inception performance for the indices is shown from December 1, 2001.

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Legg Mason Partners Large Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Alan Blake Managing Director and Portfolio Manager, of ClearBridge Advisors, LLC(1) — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S provided a total return of 3.88% compared to the Russell 1000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 9.07% and 15.79%, respectively, for the same period.

Portfolio Specifics: After early weakness in the first and second quarters, large cap stocks had a very good third quarter and an even better fourth quarter, with the Dow Jones Industrial Average(2) setting all time highs in the final week of the year. The appreciation in the second half of the year was largely fueled by a more dovish Federal Reserve ("Fed") beginning in June, declining commodity prices (oil, industrial metals), record share buybacks, strong merger and acquisition activity and most importantly, record corporate profits. In our opinion, corporate earnings remain strong, valuations are reasonable, and we note that the case for multiple expansion is not without precedent during a mid-cycle slowdown, which would be welcome relief after five years of multiple contraction.

For 2006, relative to the benchmark Russell 1000 Growth Index, both overall stock selection and overall sector allocation negatively impacted portfolio performance, with stock selection accounting for the majority of the difference between the portfolio's return and the benchmark return for the same period.

Leading contributors to relative performance included stock selection in the financials and consumer staples sectors, as well as an overweight to financials and an underweight to energy. In terms of individual stocks, significant contributors to relative performance for the period include positions in Akamai Technologies, Inc. and Cisco Systems, Inc. in information technology (IT), Merrill Lynch & Co., Inc. and Morgan Stanley in financials, and Walt Disney Co. in consumer discretionary.

Significant detractors from relative performance for the period included stock selection in the IT sector, and to a lesser degree, stock selection in the health care, industrials and consumer discretionary sectors. The portfolio's overweight to IT and its underweights to the industrials, materials, and utilities sectors also negatively impacted relative performance. For the period, leading stock detractors from relative portfolio performance included positions in Yahoo!, Inc. and eBay, Inc. in IT, Amazon.com, Inc. in consumer discretionary, as well as Genentech, Inc. and Amgen, Inc., both in health care.

During the period, the Portfolio closed its positions in EMC Corp. in IT, Bed Bath & Beyond, Inc. in consumer discretionary, Eli Lilly & Co. in health care, Expedia, Inc. in consumer discretionary and Xilinx, Inc. and Dell, Inc. in IT, and established new positions in Electronic Arts, Inc. in IT, NASDAQ Stock Market, Inc. in financials, and Medtronic, Inc. in health care. The portfolio also added to several existing positions during the year.

Current Strategy and Outlook: Earlier this year, we argued that the market corrections of the summer were a harbinger of a much larger and longer change in market leadership, one that would recognize balance sheet strength and the consistency and quality of top-tier large cap growth stocks. Far from over, we believe we are in the early stages of this change in market leadership and that, despite strong price appreciation in the large cap growth space during the second half of 2006, valuations remain favorable. We believe 2007 will continue this trend as investors rebalance their portfolios as they reassess risk.

Though we maintain a positive outlook going into 2007, there remain significant issues that weigh on the global landscape at large that we continue to watch carefully. Weakness in the U.S. housing market (with its potential impact on the broader economy via consumer spending), a weakening dollar, an inverted yield curve, lack of measured progress in Iraq and a Fed balancing act, leads us to be believe that the coming year will be very much like the one we have just witnessed. We anticipate a high degree of volatility and additional emphasis on the importance of stock selection in investor portfolios.

(1)  On November 9, 2006 the Board of Directors of ING Partners, Inc. approved the transfer of sub-advisory responsibilities, effective December 1, 2006, from Salomon Brothers Asset Management, Inc., a wholly-owned subsidiary of Legg Mason, Inc., to ClearBridge Advisors, LLC, also a wholly-owned subsidiary of Legg Mason, Inc.

(2)  The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Amazon.com, Inc.	5.7%
Genentech, Inc.	5.5%
Amgen, Inc.	5.1%
Merrill Lynch & Co., Inc.	4.7%
Akamai Technologies, Inc.	3.9%
Berkshire Hathaway, Inc.	3.7%
Procter & Gamble Co.	3.7%
Texas Instruments, Inc.	3.4%
Time Warner, Inc.	3.3%
Motorola, Inc.	3.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2003
Class I	4.19%	10.03%
Class S	3.88%	9.74%
Class ADV	3.64%	9.48%
Russell 1000® Growth Index(1)	9.07%	11.50%
S&P 500® Index(2)	15.79%	14.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners Large Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING LORD ABBETT U.S. GOVERNMENT PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Lord Abbett U.S. Government Securities Portfolio (the "Portfolio") seeks high current income consistent with reasonable risk. The Portfolio is managed by Robert I. Gerber, Partner, Director of Taxable Fixed Income Management and Portfolio Manager of Lord, Abbett & Co. LLC — the Sub-Adviser.

Performance: Since the Portfolio's inception on January 3, 2006 through December 31, 2006, the Portfolio's Class I shares provided a total return of 3.81% compared to the Lehman Brothers® Government Bond Index(1), which returned 3.48% for the year ended December 31, 2006. Duration relative to the index did not directly or inadvertently affect performance.

Portfolio Specifics: Bond markets faced headwinds in the first half of 2006 as tighter U.S. and international monetary policy and better-than-expected economic data pushed bond yields higher (and prices lower). The benchmark 10-year Treasury began the year yielding 4.39% and by June 30 had risen to 5.15%. As a result, most sectors of the bond market produced negative returns during the first six months of the year. However, the world changed for bond investors in the second half of 2006. The bond market rallied over 5% in price terms as the 10-year Treasury yield ended the year at 4.71%. The reversal could be attributed to a number of factors leading market participants to believe that the U.S. Federal Reserve Board's, ("Fed") interest rate tightening cycle was over and would be followed by a set of eases. In August, the Fed decided to hold the fed funds rate (the rate at which banks lend to one another) steady at 5.25% after increasing it 17 straight times since June 2004. The Fed subsequently held rates steady at its meetings in September, October and December.

The primary contributing factor to the bond market rally was the evident slowing of the economy. Second quarter gross domestic product ("GDP") came in at 2.6%, sharply lower than first quarter GDP of 5.6% while final results for third quarter GDP were 2.0%. The downshift in economic activity is supportive of bond prices as investors expect the Fed to be compelled to hold rates steady, or lower them, in order to avert a recession. Additionally, benign inflation reports suggest that rate increases to date have, in the context of a slowing economy, been sufficient to temper incipient inflationary pressure.

With the exception of the May-June retrenchment in investor appetite for risk, portfolio securities with excess yield over Treasuries outperformed comparable maturity Treasury securities during the year. Therefore, our decision to overweight non-Treasury securities was rewarded.

The primary contributor to relative performance for the year was our large overweight in agency mortgage-backed pass-through securities ("MBS"). Based on attractive valuations, however, we significantly reduced our overweight position in MBS during the third and fourth quarters and added to our position in agencies. We have thus moved out of an appreciated sector and into one that, in our view, offers greater potential for return.

The maturity structure of the Portfolio marginally contributed to relative performance during the year. As the yield curve steepened in the second quarter, our underweight in long maturity debt and overweight in intermediate maturity debt improved relative returns. While we maintain our view that diminished global liquidity and the specter of inflation will cause the yield curve to steepen, we continue to opportunistically reduce the maturity structure position, diminishing exposure to the intermediate part of the curve and adding longer maturity debt.

Current Strategy and Outlook: Weakness in housing and manufacturing has resulted in a slowdown in the economy from its rapid pace earlier this year. Many market participants believe that the next move by the Fed may be to lower interest rates, coming as early as the first half of 2007. We believe, however, this may be premature. Change in the Fed's stance on monetary policy will be dictated by forthcoming readings on inflation and growth of the economy. Should inflation rates remain above the Fed's stated comfort range of 1-2% annually, the Fed will likely delay the beginning of any interest rate ease. However, if the slowdown in housing and auto manufacturing extends into other segments of the economy, and the slowdown in the broader economy is (as the Fed expects) sufficient to rein in inflation, then the policy outlook could become more volatile.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Agency Allocation
as of December 31, 2006
(as a percent of net assets)

Federal National Mortgage Association	49.6%
Federal Home Loan Mortgage Corporation	20.6%
Government National Mortgage Association	10.8%
U.S. Treasury Bonds	10.5%
Federal Home Loan Bank	9.7%
U.S. Treasury Notes	3.2%
Other Assets and Liabilities, Net	(4.4)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Federal National Mortgage Association, 5.500%, due 02/01/36	22.5%
Federal Home Loan Bank, 5.125%, due 08/14/13	9.7%
Government National Mortgage Association, 5.500%, due 02/15/36	8.6%
Federal Home Loan Mortgage Corporation, 5.500%, due 01/15/19	7.0%
Federal National Mortgage Association, 5.500%, due 01/01/37	5.0%
Federal National Mortgage Association, 6.000%, due 05/15/11	4.3%
Federal National Mortgage Association, 5.500%, due 03/01/36	4.2%
U.S. Treasury Bond, 4.500%, due 02/15/36	4.2%
U.S. Treasury Bond, 6.125%, due 08/15/29	4.1%
Federal Home Loan Mortgage Corporation, 5.000%, due 04/01/20	3.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006
	Since Inception of Class I January 3, 2006		Since Inception of Class S January 18, 2006		Since Inception of Class ADV December 20, 2006
Class I	3.81%		—		—
Class S	—		3.01%		—
Class ADV	—		—		(0.28)%
Lehman Brothers® Government Bond Index(1)	3.48	%(2)	3.65	%(3)	N/A(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett U.S. Government Securities Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Lehman Brothers® Government Bond Index is an index of U.S. Treasury bonds and notes, and government-agency bonds (excluding mortgage-backed securities).

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from February 1, 2006.

(4) Since inception performance for the index is not shown.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Neuberger Berman Partners Portfolio (the "Portfolio") seeks capital growth. The Portfolio is managed by S. Basu Mullick, Vice President and Portfolio Manager of Neuberger Berman Management Inc. — the Sub-Adviser.

Performance: Since the Portfolio's inception on January 3, 2006 through December 31, 2006, the Portfolio's Class S shares provided a total return of 9.00% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the year ended December 31, 2006.

Portfolio Specifics: We have placed considerable emphasis on energy and the consumer durables sub-sectors of the consumer discretionary sector, believing both in the secular supply/demand trends favoring oil, gas and coal companies and in the underlying demographics and macroeconomic variables supporting the long-term prospects of home construction firms and the overall strength of the consumer. For much of the year, these areas were a substantial drag on performance. For the first group, unusually mild winter - and then summer - weather lifted natural gas and coal inventories to high levels, putting pressure on commodity prices and, by extension, the share prices of our stocks in those areas. Meanwhile, homebuilding stocks were hit by the U.S. Federal Reserve Board's ("Fed") interest rate campaign and the rapid slowdown of the housing market. D.R. Horton, Inc. and KB Home were two homebuilders we owned which were particularly hard hit.

However, in the wake of the Fed's pause and renewed optimism for stable, albeit slower, economic growth, these areas recovered late in the year. In energy, the fall season brought with it a reduction in natural gas inventories and recovery in natural gas prices, as well as the stabilization of oil prices, which had declined from earlier peaks. In consumer discretionary, homebuilding stocks enjoyed strong fourth quarter returns, as did our retailers. However, this was not enough to make up for our earlier shortfalls.

Overall, financial stocks provided the largest contribution to Portfolio total return, in spite of our underweighting based on concerns about interest rate trends, as we outperformed benchmark constituents mainly because of brokerage shares.

Among our individual holdings, Phelps Dodge Corp. provided the largest contribution to total return, as the copper mining company agreed to be acquired by Freeport-McMoRan Copper & Gold, Inc. Within the industrials sector, mining equipment manufacturer Terex Corp. posted a substantial gain, as fundamentals reflected the continued U.S. economic expansion, particularly in the construction and mining sectors, despite weakness in residential construction. Meanwhile, energy companies Arch Coal, Inc. and Foundation Coal Holdings, Inc. suffered pressure on the downside, due to weak prices related to the mild weather noted above.

Current Strategy and Outlook: The energy sector remains our largest overweight versus the index. We believe the long-term fundamentals for energy stocks are strong, and that our companies involved in oil sands, Barnett shale and other non-conventional sources of oil and gas are likely to perform well over the long term. We remain committed to our consumer discretionary holdings, believing the housing sector will stabilize in the months ahead and that the consumer will show resilience. Meanwhile, it seems likely we will add to our health care overweighting, as we are finding a number of attractive opportunities.

We are reasonably optimistic about the overall operating environment for our Portfolio holdings. In our opinion, although the U.S. economy has clearly slowed, low unemployment, still manageable interest rates and a still resilient consumer should maintain the expansion. We believe our energy, consumer discretionary, industrials and materials stocks are likely to benefit in this environment. We remain confident regarding the outlook for our selection of high-quality companies within these sectors and others, in part based on their attractive attributes including low debt, high margins, strong earnings growth potential and low valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Berkshire Hathaway, Inc.	2.3%
NVR, Inc.	2.2%
KB Home	2.2%
D.R. Horton, Inc.	2.2%
American International Group, Inc.	2.2%
Goldman Sachs Group, Inc.	2.2%
Centex Corp.	2.0%
UnitedHealth Group, Inc.	2.0%
Lennar Corp.	2.0%
TXU Corp.	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006*

	Since Inception of Class I January 19, 2006		Since Inception of Class S January 3, 2006
Class I	7.16%		—
Class S	—		9.00%
S&P 500® Index(1)	12.81	%(2)	15.79	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Neuberger Berman Partners Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

* Class ADV commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown from February 1, 2006.

(3) Since inception performance of the index is shown from January 1, 2006.

ING NEUBERGER BERMAN REGENCY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Neuberger Berman Regency Portfolio (the "Portfolio") seeks capital growth. The Portfolio is managed by S. Basu Mullick, Vice President and Portfolio Manager of Neuberger Berman Management Inc. — the Sub-Adviser.

Performance: Since the Portfolio's inception on January 3, 2006 through December 31, 2006, the Portfolio's Class I shares provided a total return of 7.35% compared to the Russell Midcap® Value Index(1), which returned 20.22% for the year ended December 31, 2006.

Portfolio Specifics: We have placed considerable emphasis on the energy and consumer discretionary sectors, believing both in the secular supply/demand trends favoring oil, gas and coal companies and in the underlying demographics and macroeconomic variables supporting the long-term prospects of home construction firms and the overall strength of the consumer. For much of the year, these areas were a substantial drag on performance. For the first group, unusually mild winter - and then summer - weather lifted natural gas and coal inventories to high levels, putting pressure on commodity prices and, by extension, the share prices of our stocks in those areas. Meanwhile, homebuilding stocks were hit by the U.S. Federal Reserve Board's ("Fed") interest rate campaign and the rapid slowdown of the housing market.

However, in the wake of the Fed's pause and renewed optimism for stable, albeit slower, economic growth, these areas recovered late in the year. In energy, the fall season brought with it a reduction in natural gas inventories and recovery in natural gas prices, as well as the stabilization of oil prices, which had declined from earlier peaks. In consumer discretionary, homebuilding stocks enjoyed strong fourth quarter returns, as did our retailers. However, this was not enough to make up for our earlier shortfalls.

Overall, industrial and financial holdings provided the largest contribution to Portfolio total return, benefiting from the Fed's rate pause and overall expectations for a soft landing. In contrast, stock selection within the energy and consumer discretionary sectors accounted for much of our performance shortfall. In energy, the Portfolio was negatively affected by holdings in natural gas and coal, as prices for those commodities were disproportionately weaker for much of the year. Quicksilver Resources Inc. and Foundation Coal Holdings, Inc. are two stocks that were particularly sensitive to those short-term commodity price moves. Although we eliminated Foundation Coal Holdings, Inc. from the Portfolio, we maintained our overall energy weighting, favoring areas outside of natural gas and coal. In consumer discretionary, our homebuilders, including Hovnanian Enterprises, Inc. and Centex Corp., were affected by a speculator-driven increase in inventories. We sold Pulte Homes Inc., but in most cases added to our holdings in these stocks, as we believe homebuilding stocks are significantly oversold at a time when fundamentals likely are approaching a bottom.

Among other individual holdings, mining equipment manufacturer Terex Corp. provided the largest contribution to total return, with its fundamentals reflecting continued U.S. economic expansion, particularly in the construction and mining sectors, despite weakness in residential construction. Phelps Dodge Corp. also posted a sizable gain, as the copper mining company agreed to be acquired by Freeport-McMoRan Copper & Gold, Inc. Meanwhile, Omnicare, Inc., the pharmaceutical care company, came under pressure due to difficulties in absorbing a 2005 acquisition. However, we remain committed to the stock, which has substantial earnings power and a modest valuation.

Current Strategy and Outlook: The energy sector remains our largest overweight versus the index. We believe the long-term fundamentals for energy stocks are strong, and that our companies involved in oil sands, Barnett shale and other non-conventional sources of energy are likely to perform well over the long term. We remain committed to our consumer discretionary holdings, believing that the housing sector will stabilize in the months ahead and that the consumer will show resilience. The Portfolio remains underweighted in financials, in part due to our difficulty finding value among real estate investment trusts. We are also underweight consumer staples, and we have no exposure to telecommunication services.

We are reasonably optimistic about the overall operating environment for our portfolio holdings. In our opinion, although the U.S. economy has clearly slowed, low unemployment, still manageable interest rates and a still resilient consumer should maintain the expansion. We believe our energy, consumer discretionary, industrials and materials stocks are likely to benefit in this environment. We remain confident regarding the outlook for our selection of high-quality companies within these sectors and others, in part based on their attractive attributes including low debt, high margins, strong earnings growth potential and low valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Phelps Dodge Corp.	2.1%
Bear Stearns Cos., Inc.	2.0%
Joy Global, Inc.	2.0%
Shire PLC	1.9%
Terex Corp.	1.9%
TXU Corp.	1.8%
NVR, Inc.	1.7%
KB Home	1.7%
Lennar Corp.	1.7%
NBTY, Inc.	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING NEUBERGER BERMAN REGENCY PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006
	Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class ADV December 20, 2006
Class I	7.35%		—		—
Class S	—		5.62%		—
Class ADV	—		—		(0.61)%
Russell Midcap® Value Index(1)	20.22	%(2)	20.22	%(2)	N/A(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Neuberger Berman Regency Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance for the index is not shown.

ING OPCAP BALANCED VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING OpCap Balanced Value Portfolio (the "Portfolio") seeks capital growth, and secondarily, investment income. The Portfolio is managed by Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 10.36% compared to the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")(1), the Lehman Brothers® Intermediate Government/ Credit Bond Index(2) and the Composite Index (60% S&P 500® Index/40% Lehman Brothers Intermediate Government/Credit Bond Index)(3), which returned 15.79%, 4.08% and 13.20%, respectively, for the same period.

Portfolio Specifics: For the year ending December 31, 2006, the Portfolio delivered strong returns, finishing the period behind with its custom benchmark, a blend of the S&P 500® Index and the Lehman Brothers Intermediate Government/Credit Bond Index. Stock selection in the healthcare, materials and energy sectors had a positive effect on performance relative to the benchmark. Stock selection in consumer discretionary and financials sectors detracted from relative results.

Returns for the Portfolio were boosted by the selection of stocks in the healthcare industry. Aetna, Inc. shares rose through the period on strong projections. The country's No. 3 health insurer in plan membership rolls announced a 28% increase in third-quarter earnings and raised profit forecast for next year. Our position in UnitedHealth Group, Inc. also contributed positively as the company and its stock began to recover from a series of incidents and actions that led to the ouster of its chairman and prompted sweeping new corporate governance measures. The company is one of the largest managed care providers in the world and has amassed a record of solid revenue and earnings growth.

In materials, where stock selection was also strong, shares of INCO, the No. 2 nickel miner, boosted returns, attributable to news on mergers and acquisitions in the industry.

Stock selection was weakest in the consumer discretionary sector and was the main source of the underperformance for the year. Non-profit education provider Apollo Group, Inc. faced a U.S. Securities and Exchange Commission investigation of its stock-option grants as well as reporting disappointing earnings due to increased expenses and weak revenue growth as a result of declining student drop-outs. Royal Caribbean Cruises Ltd. suffered from high fuel costs and weaker demand for Caribbean cruises due to the volatile 2005 hurricane season.

The short duration bond portfolio, consisting of 100% short and intermediate corporate bonds' benefited the fixed income portion of the Portfolio during the year.

Market Environment — US stocks rallied in 2006 marking a fourth year of advances for equities and extending the third longest bull market since 1900. Value-oriented stocks generally outperformed growth stocks and small-cap stocks generally outperformed large. Among U.S. large caps, the telecom sector posted the largest advance, buoyed by heavy mergers and acquisitions activity. Energy stocks also did well, benefiting from higher oil prices, and utilities were strong. The health care sector had the weakest return for the year.

Bond yields rose for the first half of the year as the U.S. Federal Reserve Board ("Fed") continued to raise rates. Yields declined the second half of the year as the Fed refrained from further rate increases with the perception that the economy was slowing due to a weakening housing market and high oil prices. Still, the net effect for the year was an increase in yields and lower bond prices. The yield curve was inverted for most of the year as longer term bonds outperformed due to investors perception that the economy was slowing and the Fed would be forced to lower short-term rates in the near future. Continued purchases of bonds by foreign central banks were also instrumental in inverting the yield curve. Excess global liquidity dampened volatility during the year allowing corporate bonds and mortgage backed securities to outperform Treasuries.

Current Strategy and Outlook: We continue to believe that the U.S. economy remains fundamentally strong, despite the recent deceleration, and inflation, it can be kept in check under these conditions. With moderating inflation and stabilizing oil prices, the economy may be in the middle of a decade-long expansion. We believe there is, however, some risk of a recession in 2007 or 2008, especially if inflation were to increase and the Fed were to raise interest rates to bring it under control.

We believe the stock market could move higher in 2007 if corporate earnings grow and investors become convinced that a recession is unlikely. Generally speaking, we believe valuations appear reasonable on profitability levels that can still rise.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2006
(as a percent of net assets)

Common Stock	72.8%
Corporate Bonds/Notes	25.6%
U.S. Government Agency Obligations	2.1%
Other Assets and Liabilities, Net*	(0.5)%
Net Assets	100.0%

*Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

ConocoPhillips	6.1%
Countrywide Financial Corp.	4.5%
Roche Holding AG ADR	4.5%
Royal Caribbean Cruises Ltd.	4.0%
Bank of New York Co., Inc.	3.6%
UnitedHealth Group, Inc.	3.3%
Merrill Lynch & Co., Inc.	3.2%
Centex Corp.	3.0%
Motorola, Inc.	2.8%
AMBAC Financial Group, Inc.	2.8%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING OPCAP BALANCED VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	10.75%	5.41%	5.09%
Class S	10.36%	5.13%	4.82%
Class ADV	10.19%	4.88%	4.57%
S&P 500® Index(1)	15.79%	6.19%	6.27	%(4)
Lehman Brothers® Intermediate Government/Credit Bond Index(2)	4.08%	4.53%	4.34	%(4)
Composite Index(3)	13.20%	5.84%	5.86	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING OpCap Balanced Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Lehman Brothers® Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities.

(3) The Composite Index consists of 60% of the return of (securities included in) S&P 500® Index and 40% of the return of (securities included in) Lehman Brothers Intermediate Government/Credit Bond Index.

(4) Since inception performance for the indices is shown from December 1, 2001.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 17.60% compared to the Morgan Stanley Capital International ("MSCI") World IndexSM(1) and the MSCI All Country World IndexSM(2), which returned 20.07% and 20.95%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmarks, the MSCI World IndexSM and the MSCI All Country World IndexSM, over the 12 months ended December 31, 2006. Our investment philosophy is based on the idea that earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade. We are very interested in attributes of industries and companies within those industries that are likely to be beneficiaries of these long-term trends. Ideally, we like to buy these businesses at a bargain price, that is, a price where we have the opportunity to double our investment in three to five years. This rarely happens except when there is a perception that something has gone wrong with a wonderful business. If we can identify that what has gone wrong is merely temporary, rather than permanent, we have the makings of a good investment.

From a market perspective, the weakest performing country relative to the MSCI World IndexSM was the United States, driven by poor stock selection. However, underperformance in the United States was partially mitigated by sector bets made in several emerging markets, including Mexico and India. The strongest relative performing sectors were consumer staples and energy, with healthcare and information technology the most significant underperformers.

We had some notable successes with some of our larger holdings such as Infosys Technologies Ltd., Reckitt Benckiser plc and H&M Hennes & Mauritz AB, but also some significant underperformances from eBay, Inc., Advanced Micro Devices, Inc. and Boston Scientific Corp.

There were a few other disappointments, including a significant market slowdown in the demand for implantable cardiac defibrillators and a slowdown in the growth rate of knee and hip replacements which hurt a couple of our holdings. We remain confident that the long-term opportunity set for all of the segments that faced setbacks in the past year remains excellent and that our original theses will come to pass.

Our investments in software companies, Intuit, Inc. and Adobe Systems, Inc., continue to pay off, as the companies continue to innovate with new products that delight not only their existing customer bases but achieve even broader appeal. Our investments in Inditex S.A., the owner of Zara stores and Tesco plc, the UK's leading grocery chain, have been worthwhile as they continue to grow rapidly worldwide, leveraging their scale and supply chain to achieve high economic returns. Our investments in television companies, Zee Telefilms Ltd. in India, and Grupo Televisa SA in Mexico, contributed positively to the Portfolio's performance as they continue to retain high market shares in their respective markets and as the appeal of their programming grows worldwide.

Current Strategy and Outlook: We are finding terrific opportunities across a variety of areas particularly in technology. It should be noted that our investment decision making process considers the next three to five years as the operative period rather than the next quarter or two. We continue to favor a number of our existing holdings such as L.M. Ericsson and Juniper Networks, Inc., with additional investments, as the opportunity for communication network build-outs remains robust. Additionally, we are finding good opportunities to invest in the areas of analog and mixed signal semiconductors.

As global growth continues to chug along nicely and interest rates remain relatively low, we remain optimistic about markets generally. As such, we expect to continue to see good opportunities for investment. We remain focused on our long-term investment philosophy and our mantra of looking for "good companies in good businesses at good prices."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Country Allocation
as of December 31, 2006
(as a percent of net assets)

United States	36.2%
United Kingdom	12.6%
Japan	10.7%
Sweden	6.5%
Germany	5.7%
France	5.6%
Switzerland	3.4%
India	2.5%
Mexico	2.5%
Netherlands	2.3%
South Korea	2.0%
Canada	1.6%
Countries between 1.2% - 1.5%(1)	4.2%
Countries less than 1.2%(2)	4.4%
Other Assets and Liabilities, Net*	(0.2)%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

(1) Includes three countries, which each represents 1.2% - 1.5% of net assets.

(2) Includes ten countries, which each represents less than 1.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Telefonaktiebolaget LM Ericsson	3.9%
Hennes & Mauritz AB	2.0%
Vodafone Group PLC	1.9%
Microsoft Corp.	1.8%
Royal Bank of Scotland Group PLC	1.6%
Siemens AG	1.6%
Sanofi-Aventis	1.5%
Reckitt Benckiser PLC	1.5%
eBay, Inc.	1.5%
Credit Suisse Group	1.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	17.98%	12.52%
Class S	17.60%	11.95%
Class ADV	17.36%	11.71%
MSCI World IndexSM(1)	20.07%	11.46%
MSCI All Country World IndexSM(2)	20.95%	12.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The MSCI All Country World IndexSM is a broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Oppenheimer Strategic Income Portfolio (the "Portfolio") seeks a high level of current income principally derived from interest on debt securities. The Portfolio is managed by Arthur P. Steinmetz, Vice President and Senior Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 8.33% compared to the Lehman Brothers® Aggregate Bond ("LBAB") Index(1), which returned 4.33% for the same period.

Portfolio Specifics: The Portfolio benefited from its emphasis on bonds and currencies from the emerging markets in 2006. Investments in Brazil, Mexico and Russia produced particularly attractive returns as these nations made progress toward reforming their financial systems and taming inflation. When concerns arose in the spring that a U.S. economic slowdown might precede a downturn in international economic conditions, the Portfolio's overweighted position in emerging market bonds hurt its relative performance. However, most of the Portfolio's emerging markets positions bounced back when U.S. economic growth moderated and U.S. interest rates stabilized. Bonds from Turkey proved to be an exception, as the country encountered regional political difficulties over the second half of the year.

The Portfolio's returns also were bolstered by its relatively heavy exposure to the euro, which gained value relative to the U.S. dollar. In fact, due to low interest rates, a soaring current account deficit and other factors, most major currencies advanced against the U.S. dollar during 2006, making investments denominated in foreign currencies more valuable for U.S. residents.

In addition, the Portfolio received generally positive contributions from high-yield corporate bonds. However, bonds in the lower rating categories tended to fare better than those with higher credit ratings. Because we had reduced the Portfolio's exposure to high-yield bonds generally and lower-rated securities in particular in anticipation of slower U.S. economic growth, the Portfolio did not participate fully in the high-yield sector's strength during the second half of the year.

Finally, our security selection and duration management strategies helped support returns from U.S. government securities. We captured higher yields than those provided by U.S. Treasuries by focusing on mortgage- and asset-backed securities from U.S. government agencies. In the spring we began to increase the Portfolio's average duration toward a range that was closer to industry averages. This change helped the Portfolio participate more fully in rallies as the market rebounded during the summer and fall.

Current Strategy and Outlook: As of the end of 2006, we remain guardedly optimistic regarding the prospects for currencies and bonds in the emerging and developed markets. We believe that the emerging markets remain fundamentally sound despite signs of slower growth in the United States, and bond prices may rise further as the global economic expansion continues. While strong corporate profits may continue to support high yield bond prices, we have remain concerned about rich valuations and the possibility that recent trends in corporate financing may cause default rates to rise. Finally, we expect U.S. interest rates to remain relatively stable, which may help keep prices and yields of U.S. Treasury securities near current levels.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2006
(as a percent of net assets)

Corporate Bonds/Notes	29.2%
Other Bonds	22.0%
U.S. Government Agency Obligations	20.2%
Other Structured Product	16.1%
U.S. Government Agency Obligations	7.5%
U.S. Treasury Obligations	4.2%
Asset-Backed Securities	1.7%
Collateralized Mortgage Obligations	1.4%
Preferred Stock	0.2%
Common Stock	0.1%
Positions In Purchased Options	0.0%
Other Assets and Liabilities, Net*	(2.6)%
Net Assets	100.0%

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Federal Home Loan Bank, 4.600%, due 01/02/07	7.5%
Barclays Bank - RUR Currency Linked Note, due 08/18/08	1.6%
Republic Of Argentina, 7.000%, due 03/28/11	1.3%
Federal National Mortgage Association, 6.000%, due 01/15/19	1.1%
German Treasury Bill, 3.500%, due 03/14/07	1.0%
Federal Home Loan Mortgage Corporation, 5.250%, due 07/18/11	1.0%
Brazil Government International Bond, 8.000%, due 01/15/18	1.0%
Morgan Stanley - Philippines
Floating Rate Credit Linked Notes, (3-month USD-LIBOR +4.85%), due 09/20/15	1.0%
Federal National Mortgage Association, 6.500%, due 01/15/35	0.9%
Deutsche Bank - Turkey Treasury Bill, 16.110%, due 01/24/07	0.8%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV November 8, 2004
Class I	8.42%	5.04%
Class S	8.33%	4.82%
Class ADV	7.99%	4.55%
LBAB Index(1)	4.33%	3.17	%(3)
S&P/Citigroup World Government Bond Index(2)	6.12%	1.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Strategic Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index in an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(2) The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

(3) Since inception performance for the indices is shown from November 1, 2004.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by Pasi Hamalainen, Managing Director and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 4.00% compared to the Lehman Brothers® Aggregate Bond ("LBAB") Index(1), which returned 4.33% for the same period.

Portfolio Specifics: Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The LBAB Index, a widely used index of high-grade bonds, returned 4.33% for the full year. At the close of 2006 the benchmark ten-year Treasury yielded 4.71 percent, 31 basis points higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 basis points at year-end.

In the first half of the year, bond markets struggled, as the U.S. Federal Reserve Board ("Fed") raised rates a total of four times and inflation pressures mounted, led by higher oil prices. The economic backdrop, in the final two quarters, was generally more benign. Interest rates moved lower for most of this period as the Fed held rates steady four times in a row and oil prices reversed course, helping ease headline inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the federal funds rate 17 straight times between June 2004 and June 2006.

Interest rate strategies were mixed for performance during the year. An above benchmark duration through most of the year was positive for performance as interest rates stabilized and fell in the second half of the year. However, an emphasis on short maturities was negative as the yield curve flattened and inverted. An overweight to mortgage-backed bonds and security selection added to returns, as this sector outpaced Treasuries. An underweight to corporates was negative for returns, as demand remained robust in this sector despite historically thin credit premiums. A tactical allocation to high yield corporate bonds added value, as these securities significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. Non-U.S. positions were mixed; Eurozone exposure designed to benefit when interest rates rise, was positive for performance, while exposure to the front of the United Kingdom curve detracted value, as their central bank raised rates. Exposure to emerging market bonds was positive, with capital continuing to flow into this sector. Currency exposure to the yen detracted from performance, as theYen depreciated versus the U.S. dollar. By contrast, exposure to the Euro was positive, as the Euro appreciated versus the U.S. dollar.

Current Strategy and Outlook: In our opinion, the most likely outcome for the global economy in 2007 is slower growth with modest disinflation. We believe growth in Europe and Asia will be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow, in our opinion, at an annual rate of about 2%. We believe, the slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. In our opinion, the decline in the U.S. housing and auto sectors should generate weakness on a broader level in 2007, causing the Fed to begin easing over the course of the year. The predominant risk to the forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing. In an environment where risk is masked by low volatility and risk premiums are near historical lows, we plan to focus on select strategies that we believe can offer the highest potential reward relative to the potential risks incurred. These strategies include targeting duration above index and emphasizing short maturity positions based on a belief that global yield curves will steepen.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2006
(as a percent of net assets)

U.S. Government Agency Obligations	89.3%
Corporate Bonds/Notes	8.8%
Other Bonds	8.8%
Collateralized Mortgage Obligations	8.7%
U.S. Treasury Obligations	6.7%
Commercial Paper	5.7%
Asset-Backed Securities	1.8%
Municipal Bonds	1.2%
Options	0.3%
Other Assets and Liabilities, Net*	(31.3)%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006

(as a percent of net assets)

Federal National Mortgage Association, 6.000%, due 01/15/34	31.2%
Bundesobligation, 4.000%, due 02/16/07	7.7%
Federal National Mortgage Association, 5.500%, due 02/01/35	6.0%
Federal National Mortgage Association, 5.000%, due 03/01/36	5.0%
Federal National Mortgage Association, 5.000%, due 08/01/20	3.5%
Federal National Mortgage Association, 5.000%, due 02/01/36	3.1%
Federal National Mortgage Association, 5.500%, due 09/01/35	2.1%
Federal National Mortgage Association, 6.500%, due 01/15/35	2.1%
Treasury Inflation Protected Security, 0.875%, due 04/15/10	2.0%
Treasury Inflation Protected Security, 3.625%, due 01/15/08	1.9%

* Excludes short-term investments related to commercial paper and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	4.21%	5.08%
Class S	4.00%	4.81%
Class ADV	3.71%	4.55%
LBAB Index(1)	4.33%	4.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Pioneer High Yield Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of income and capital appreciation. The Portfolio is managed by Margaret Patel, Portfolio Manager, and Pioneer Investments, the Sub-Adviser.

Performance: Since the Portfolio's inception on January 3, 2006 through December 31, 2006, the Portfolio's Class I shares provided a total return of 8.24% compared to the Merrill Lynch High Yield Master II Index(1) and the Merrill Lynch Convertible Bonds (Speculative Quality) Index(2), which returned 11.77% and 17.15%, respectively, for the year ended December 31, 2006.

Portfolio Specifics: In 2006, high yield bonds generally performed well in absolute terms and relative to investment grade bonds, with performance boosted by very low default rates and generally narrowing credit spreads. Although spreads widened in a mid-year sell-off, the option-adjusted spread of the Merrill Lynch High Yield Master II Index over Treasury bonds narrowed from roughly 370 basis points at the beginning of the year to roughly 290 basis points at the end of the year. Lower quality issues generally outperformed higher-quality issues in a year marked by declining risk aversion, with the bonds of telecom, auto, and airline companies leading, posting returns over 20%.

Consistent with what would be expected in an environment where lower quality generally outperformed, our higher quality bias as well as our avoidance of CCC-rated issues and lack of exposure to the telecom, auto, and airline industries produced returns that were lower than the Merrill Lynch High Yield Master II Index. Yield spreads offered little incremental compensation for incremental credit risk. We also avoided new-issue C-rated issues believing that the fundamental riskiness of the issuing companies was problematic and that there were companies with better fundamentals and attractive risk return tradeoffs. Returns were boosted by our success in selecting the bonds of companies whose profitability, free cash flow, and creditworthiness benefited from the strong economy (in sectors such as manufacturing, chemicals, and real estate, in particular), by the success of our value-oriented approach in buying the bonds of companies which were acquired (and the bonds called or pre-paid), and by the superior returns earned by our common stock and convertible bonds and convertible preferred stocks, whose performance is linked to the underlying equities. . As always, specific issuer/security selection decisions can be important drivers of returns in the short run, but our diversification disciplines ensured that no individual name had an outsized performance impact over the full year.

Current Strategy and Outlook: We continue to believe that the U.S. economy, while slowing moderately, has the potential to surprise on the upside next year. We are not expecting the Federal Reserve Board ("Fed") to lower rates in the first half of 2007. The economy is strong and inflation remains in the upper end of the Fed's tolerance zone.

Employing our industry-centered approach, we continue to favor economically sensitive sectors such as basic materials and industrials which should continue to post improving financial results, benefiting from strong economic growth worldwide. Materials had strong earnings growth in 2006, but with continued demand, fears about excess capacity and price weaknesses are unlikely to be realized.

While an economic slowdown does not appear imminent, we continue to focus on high yield bonds with above-average quality ratings, with minimal exposure to the lowest-rated issues. We do not think incremental yields for moving to lower quality issues adequately compensate investors for incremental credit risk. Our strategy may lead to modest underperformance in the short run — as long as markets reward risk-taking — but we believe our strategy should protect investors' capital if and when conditions weaken and investors engage in a flight to safety.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Manitowoc Co., 7.125%, due 11/01/13	3.7%
Wesco Distribution, Inc., 7.500%, due 10/15/17	3.5%
General Cable Corp., 9.500%, due 11/15/10	3.3%
DRS Technologies, Inc., 6.875%, due 11/01/13	3.1%
Itron, Inc., 7.750%, due 05/15/12	3.0%
Esterline Technologies Corp., 7.750%, due 06/15/13	3.0%
Allegheny Energy, Inc., 8.250%, due 04/15/12	2.6%
Frontier Oil Corp., 6.625%, due 10/01/11	2.5%
Texas Industries, Inc., 7.250%, due 07/15/13	2.4%
NRG Energy, Inc., 7.250%, due 02/01/14	2.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006

	Since Inception of Class I January 3, 2006		Since Inception of Classes S and ADV January 20, 2006
Class I	8.24%		—
Class S	—		8.01%
Class ADV	—		7.98%
Merrill Lynch High Yield Master II Index(1)	11.77	%(3)	10.02	%(4)
Merrill Lynch Convertible Bonds (Speculative Quality) Index(2)	17.15	%(3)	11.56	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

(2) The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalent and have an average rating of Ba1/BB+ or lower from Moody's and Standard & Poor's, respectively.

(3) Since inception performance of the indices is shown from January 1, 2006.

(4) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long term capital appreciation. The Portfolio is managed by Donald J. Peters, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 8.97% compared to the Standard & Poor's ("S&P") 400 Index(1) and the Russell Midcap® Growth Index(2), which returned 10.32% and 10.66%, respectively, for the same period.

Portfolio Specifics: Gains for the Portfolio were broadly based; with only the energy sector serving up negative returns. On a relative basis, the Portfolio trailed its Russell Midcap® Growth Index for the year, largely as a result of stock selection decisions. Active sector weighting decisions were largely offsetting.

Holdings in the information technology sector contributed most significantly to underperformance for the year; stock selection decisions in the materials sector and among industrials and business service companies also detracted. Portfolio holdings in the consumer discretionary sector and among consumer staples and utilities companies benefited relative results. The underweighting of the materials sector and the overweighting of healthcare hampered relative performance but were largely offset by the benefits of overweights in telecommunication services, driven by our exposure to wireless telecommunication services and financials.

Stock selection in the semiconductors and semiconductor services industry was most problematic for the Portfolio. Not holding shares of the graphics chipmaker Nvidia Corp. hurt relative returns, while our position in Marvell Technology Group Ltd., the leading developer of chips for electronic switches and gateways, was weak for several reasons — investor concerns over acquisition of Intel Corp's handset chip business, weak end markets, and stock options back-dating fears. Stock picks in Internet software and services also lagged the benchmark. Stock selection among software companies was a bright spot. Holding the design software company Autodesk, Inc. benefited relative results as share prices rose on strong sales and profitability. Technology spending currently stands at nearly a 10-year low level, which we believe is unsustainable for businesses. With technology valuations modest and profitability strong, we remain constructive.

Within the consumer discretionary sector, stock selection in media and specialty retail aided relative performance. In media, the Portfolio benefited from not owning Sirius Satellite Radio, Inc. or XM Satellite Radio Holdings, Inc. The two companies, fierce competitors, have struggled to add new users and retain existing listeners. They continue to undercut each other in a price war. Our position in media company Lamar Advertising Co. contributed positively.

Current Strategy and Outlook: Overall, we remain optimistic about the Portfolio's prospects, even as we are somewhat guarded about the economic environment. We will continue to utilize the same techniques for finding reasonably priced growth stocks that have served us well in the past. We believe investor concerns toward inflation, the pace of economic growth, and geopolitical instability may lead from a risk-seeking posture to one that is more balanced. Already some of the more speculative market activity appears to have dissipated and investors' raised awareness of risks could well create a more favorable environment for our investment style. In our opinion, long-term investors may value the types of high-quality growth stocks we favor — companies with solid fundamentals, well considered business models and competent managements with long-term orientation. These types of businesses have the ability to sustain and grow earnings even in tough economic conditions and we remain optimistic about their future prospects.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Cbot Holdings, Inc.	1.0%
Celgene Corp.	1.0%
Rockwell Collins, Inc.	1.0%
American Tower Corp.	0.9%
Northern Trust Corp.	0.9%
Harley-Davidson, Inc.	0.9%
Crown Castle International Corp.	0.9%
Chicago Mercantile Exchange Holdings, Inc.	0.9%
Precision Castparts Corp.	0.8%
Linear Technology Corp.	0.8%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily

PORTFOLIO MANAGERS' REPORT

ING T. ROWE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	9.10%	5.67%	5.78%
Class S	8.97%	5.41%	5.52%
Class ADV	8.70%	5.16%	5.27%
S&P MidCap 400 Index(1)	10.32%	10.89%	11.81	%(3)
Russell Midcap® Growth Index(2)	10.66%	8.22%	8.87	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Diversified Mid cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosed for market size, liquidity, and industry group representation.

(2) The Russell Midcap® Growth Index measures the performance of the 800 smallest companies the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by Robert W. Smith, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares, provided a total return of 13.30% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: The Portfolio's return in 2006 reflected the double-digit gain in the U.S. stock market — its fourth consecutive year of positive performance. Despite evidence of slowing economic growth, stocks rallied thanks to robust corporate earnings growth, declining energy prices, and significant merger and acquisition activity, particularly a marked increase in buyouts by private equity firms. One reason the Portfolio lagged the S&P 500® Index was the general underperformance of large-cap growth stocks, which generally trailed large-cap value issues by a wide margin in 2006.

Sector weightings also contributed to the Portfolio's underperformance of the index in 2006. In particular, overweights in the information technology and healthcare sectors — which were the weakest-performing segments of the index — and an underweight in the energy sector detracted from relative performance. On the positive side, an overweight in consumer discretionary stocks and an underweight in the industrial and business services sector provided a lift to relative results.

Stock selection was mixed but detracted overall from performance compared with the index. Within the Portfolio's holdings, seven of the ten biggest detractors from relative results came from the information technology and health care sectors. Internet company Yahoo!, Inc. was the Portfolio's bottom relative contributor, declining amid concerns about a new software product, while computer maker Dell, Inc. struggled with increased price competition and poor execution of its business model. In the health care sector, an emphasis on health services providers hindered relative results; UnitedHealth Group, Inc. which fell after an investigation uncovered backdating of stock options at the company, was the Portfolio's biggest relative detractor in this area. Health care equipment companies such as Medtronic, Inc. and St. Jude Medical, Inc. were hurt by slowing sales, product recalls, and Medicare reimbursement difficulties.

On the positive side, stock selection was most successful in the consumer discretionary sector, where choices among gaming companies and retailers added value. Casino operators Wynn Resorts Ltd. and MGM Mirage posted strong returns amid high expectations for growth in Macau, a major Asian gaming destination. Department store chain Kohl's Corp. and online retailer Amazon.com, Inc. also delivered healthy gains for the year. Another favorable area for stock selection was the industrial and business services sector, where an overweight position in machinery stocks — including instrumentation manufacturer Danaher Corp., mining equipment maker Joy Global, Inc. and agricultural machinery company Deere & Co. — helped the most as sales remained robust despite the economic slowdown.

Current Strategy and Outlook: We believe the market is underestimating the strength of the global economy and the resilience of corporate earnings and cash-flow growth. Nonetheless, U.S. economic growth is likely to moderate in the coming year, and as a result, earnings delivery will be the key driver of relative performance. We believe that investors will be attracted to — and bestow higher prices on — companies producing stable earnings growth. Toward that end, we are focusing on companies with diversified revenue streams and significant business outside of the U.S. We believe that our Portfolio of high-quality growth stocks is well positioned as we move into 2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

General Electric Co.	4.2%
UnitedHealth Group, Inc.	2.4%
UBS AG	2.0%
Schlumberger Ltd.	1.9%
Microsoft Corp.	1.8%
Google, Inc.	1.8%
Accenture Ltd.	1.8%
Caremark Rx, Inc.	1.7%
Amgen, Inc.	1.6%
WellPoint, Inc.	1.6%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S and ADV December 10, 2001
Class I	13.30%	5.85%	7.31%		—
Class S	13.03%	5.59%	—		5.46%
Class ADV	12.73%	5.32%	—		5.20%
S&P 500® Index(1)	15.79%	6.19%	6.10	%(2)	6.27	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 1997.

(3) Since inception performance for the index is shown from December 1, 2001.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Mr. Gary Motyl, Cindy Sweeting, Antonio Docal, Peter Nori, and Matthew Nagle of Templeton Investment Counsel, LLC, the Sub-Adviser.

Performance: Since the Portfolio's inception on January 3, 2006 through December 31, 2006, the Portfolio's Class I shares provided a total return of 21.70% compared to Morgan Stanley Capital International ("MSCI") All Country World ex U.S. IndexSM(1), which returned 26.65% for the year ended December 31, 2006.

Portfolio Specifics: Global equity markets performed well in 2006, driven by strong corporate profit growth, resilient consumer spending and a relatively moderate interest rate environment. Broad merger and acquisition activity, most notably involving private equity, was a driver of market appreciation in Europe and the U.S. In the year's second half, oil prices declined from elevated levels and provided additional momentum to stock prices. Aside from crude oil prices, which ended the year relatively flat, many commodities' prices rose sharply in 2006, buoyed by strong demand growth from emerging markets and investors.

Although U.S. equity markets staged a strong recovery in the year's fourth quarter, many overseas stock markets outperformed their U.S. counterparts, in part due to the U.S. dollar's weakness against the euro and other currencies. Asian markets performed well, with the notable exception of Japan, which appreciated modestly after climbing significantly in 2005.

During the period under review, the Portfolio experienced double-digit total returns in eight of ten major sectors, with the industrials, consumer discretionary and telecommunication services sectors performing well. Holdings that delivered strong returns from these sectors included France's Michelin (tire manufacturer), Sweden's Atlas Copco AB (compressors and construction and mining equipment), the U.K.'s Compass Group PLC (food services), and Norway's Telenor ASA, Spain's Telefonica SA and China Telecom (telecommunication services). The Portfolio's underweighted positions in the financials, materials and consumer staples sectors hindered results relative to the MSCI All Country World ex U.S. IndexSM. Each of these sectors performed well during the period. In an environment of protracted global economic growth, demand for industrial commodities and related equities was heightened. Certain technology stocks also hindered relative results, including South Korea's Samsung Electronics Co., Ltd. GDR (semiconductors and semiconductor equipment) and Taiwan's Compal Electronics, Inc. GDR (computers and peripherals). These stocks, which are not index components, lost value during the period. Cash was also a drag on relative performance during the period.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the Portfolio's performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Current Strategy and Outlook: Our value-oriented, bottom-up process drives our stock selection and, therefore, the Portfolio's returns. Over the past several quarters, we deemed valuations in certain of our materials-related holdings exceeded what we could justify based on underlying company and industry fundamentals. Consequently, we reduced or liquidated several positions, especially given investment alternatives that our analyses indicated had greater potential to unlock shareholder value over the long term. We used part of the proceeds to purchase shares of telecommunication services companies. At period-end, the portfolio's largest relative overweighted position was in the telecommunication services sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Samsung Electronics Co., Ltd. GDR	2.2%
Royal Bank of Scotland Group PLC	1.8%
Compass Group PLC	1.8%
Sanofi-Aventis	1.7%
GlaxoSmithKline PLC	1.6%
HSBC Holdings PLC	1.6%
Deutsche Post AG	1.6%
Vodafone Group PLC	1.5%
Telefonica SA	1.5%
France Telecom SA	1.5%

* Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006
	Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class ADV December 20, 2006
Class I	21.70%		—		—
Class S	—		21.14%		—
Class ADV	—		—		0.66%
MSCI ACWI ex US IndexSM(1)	26.65	%(2)	26.65	%(2)	N/A(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance for the index is not shown.

ING THORNBURG VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Thornburg Value Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by of Thornburg Investment Management ("Thornburg") — the Sub-Adviser*.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 16.84% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: The Portfolio was sub-advised by Massachusetts Financial Services Company for the period from January 1, 2006 through August 7, 2006. During this time period technology, consumer discretionary, utilities and communications were the Portfolio's top detracting sectors relative to the benchmark. Within the technology sector, a combination of stock selection and an over-weighted position hurt relative performance. In this sector, network equipment manufacturer Juniper Networks, direct-sale computer vendor Dell, telecommunications equipment company Nortel Networks, and semiconductor company Intel were among the Portfolio's top detractors. Stock selection and, to a lesser extent, our over-weighted position in the retailing sector held back relative performance. Apparel retailer Urban Outfitters and auto parts company Advance Auto Parts dampened relative results. In the utilities and communications sector, a combination of stock selection and an underweighted position detracted from relative returns. Stock selection in other sectors also had a negative impact on relative performance and included package manufacturer Owens Illinois, multimedia image provider Getty Images, manufacturing conglomerate Tyco International, and cardiovascular medical devices maker St. Jude Medical.

Consumer staples and financial services were the top contributing sectors relative to the Portfolio's benchmark. In both sectors, stock selection was the key factor. In the consumer staples sector, global food company Nestle S.A was beneficial to relative results. Stock selection in other sectors had a positive impact on relative returns also included mining giant BHP Billiton, discount department store Kohl's, integrated oil and gas company Hess, and specialty used-car dealer CarMax. Elsewhere, billing software company Amdocs, media conglomerate Walt Disney, and software giants Oracle and Microsoft aided relative results. Not holding weak-performing benchmark constituent General Electric also helped.

For the period from August 8, 2006 through December 31, 2006, the Portfolio's stock selection was particularly strong in the Consumer Discretionary sector with positive contributions from a diverse array of holdings including Las Vegas Sands and DIRECTV Group. Las Vegas Sands, the largest single contributor to the Portfolio, was recognized for the potential value of its gaming property developments in Macau and Singapore. DIRECTV Group rebounded from a modest valuation for its attractive annuity-like subscription revenue stream.

Financials and Telecommunications also offered positive contributors such as NYSE Group and NII Holdings. NYSE Group has successfully transitioned the business model away from a not-for-profit entity run for its exchange members to a for-profit enterprise that will speed execution, enhance trading volumes, and lift pricing power. NII Holdings continues to add mobile subscribers profitably and expand penetration rates in Latin America.

A few of our investments did not perform as expected. One example included Sirius Satellite Radio, where the company was unable to sustain subscriber growth at levels we had anticipated. As the investment thesis was not developing as anticipated, this stock was sold for risk control purposes.

Other stocks that detracted from performance that were ultimately sold from the Portfolio included Caremark and Pfizer. Caremark's outlook became clouded following the announced transaction with CVS at no premium. We exited the stock based on concerns regarding the strategic positioning of the PBM business. The halt of Pfizer's Torcetrapib trial removes the company's most exciting pipeline candidate as well as weakens its defensive strategy with regard to its largest drug, Lipitor. The position was sold based on poor visibility into post-Lipitor earnings and a high likelihood of a too expensive acquisition to fill the gap.

Current Strategy and Outlook: The most recent rise in non-farm payrolls (167,000) reinforcing the view that the U.S. economy remains healthy. While we would relish having the dual benefits of both earnings and lower interest rates supporting stock prices, we may have to wait awhile for the later to become a factor. Much of the worry about disappointing retail sales during the holiday season was misplaced. Headlines focused on sales gains being less than last year, but last year was a great year; plus over 8%. This year was up over 6%. Seems like normal business. In any case, we would expect leading companies with well established business models to likely report earnings progress in the year ahead. This would represent a good outcome for investors in the Portfolio.

* Prior to August 7, 2006 the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006 Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	3.9%
Hertz Global Holdings, Inc.	3.1%
American International Group, Inc.	3.1%
WellPoint, Inc.	3.1%
Citigroup, Inc.	3.1%
Microsoft Corp.	3.0%
General Electric Co.	2.9%
Alcoa, Inc.	2.9%
Dell, Inc.	2.9%
Target Corp.	2.7%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING THORNBURG VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S and ADV December 10, 2001
Class I	16.84%	3.68%	5.49%		—
Class S	16.57%	3.41%	—		3.30%
Class ADV	16.26%	3.16%	—		3.05%
S&P 500® Index(1)	15.79%	6.19%	6.10	%(2)	6.27	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Thornburg Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 1997.

(3) Since inception performance for the index is shown from December 1, 2001.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team ("N.A. Equities Team") led by John Leonard, Portfolio Manager, Head of N.A. Equities Team, and Deputy Global Head of Equities and Managing Director of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 14.51% compared to the compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Index(2), which returned 15.79% and 15.46%, respectively, for the same period.

Portfolio Specifics: The overall US equity market generated strong returns in 2006. After treading water during the first half of the year, stock prices rallied sharply on the back of strong corporate earnings, a pause in U.S. Federal Reserve Board interest rate hikes, moderating oil prices, and a robust merger and acquisition environment. During the one-year period ended December 31, 2006, large cap stocks, as represented by the Russell 1000® Index, returned 15.46%. In contrast, small cap stocks, as represented by the Russell 2000® Index, gained 18.37% over the same period. This marked the sixth time in the last seven years that small caps outperformed their large cap counterparts. However, excluding the month of January 2006, large caps outperformed during the year. During the last 11 months of the year large-caps returned 12.31% versus 8.63% for small-caps. This could be a signal that a long anticipated shift in market leadership to large caps may be beginning.

As always, during the year we relied on our bottom-up research process to guide sector allocation and stock selection for the Portfolio. During the fiscal year, overweights in the securities and asset management industry, as well as the electric utilities were beneficial to performance. In terms of individual stocks, financial companies Morgan Stanley and Citigroup, Inc. were the largest contributors to performance during the 12-month period. Oil refining company Marathon Oil Corp. boosted returns given high oil prices during much of the year. Computer software giants Oracle Corp. and Microsoft Corp. were also major contributors to performance. Good stock selection in the software and services industry group and being underweight in the technology sector were also beneficial to performance.

In contrast, from an industry perspective, overweights in medical services and banks detracted from results. Elsewhere, underweights in energy were a drag on performance. Online travel company Expedia was the largest detractor from performance on an individual stock basis. Stocks from a variety of industries also hurt returns, including medical services company UnitedHealth Group, global communications firm Sprint Nextel Corp., computer hardware company Dell, Inc. and biotech firm Genzyme Corp.

Current Strategy and Outlook: The utilities sector has outperformed the S&P 500® Index for three consecutive years, an unprecedented run. This occurred during a time of overall market strength, in a sector that is normally considered defensive. We continue to find utilities attractive. We believe the financial sector also provides us with interesting opportunities and we continue to be overweighted to companies with exposure to the capital markets. While the investment banking cycle in the US is entering the mature phase, this area is attractive, in our opinion, with the most appeal coming from firms with a global reach. We also feel that rail companies continue to provide us with an attractive opportunity, as pricing power is still strong. We believe this is sustainable because the excess capacity that has been in rail industry for decades is gone. Therefore, in our view, pricing power should remain strong with, even minimal volume growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Citigroup, Inc.	4.5%
Morgan Stanley	3.9%
Microsoft Corp.	3.6%
SPDR Trust Series 1	3.4%
Wells Fargo & Co.	3.0%
Exelon Corp.	2.6%
American International Group, Inc.	2.3%
Allergan, Inc.	2.3%
Wyeth	2.3%
Johnson Controls, Inc.	2.0%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S and ADV December 10, 2001
Class I	14.51%	6.14%	4.76%		—
Class S	14.32%	5.88%	—		5.76%
Class ADV	14.05%	5.64%	—		5.52%
S&P 500® Index(1)	15.79%	6.19%	6.10	%(3)	6.27	%(4)
Russell 1000® Index(2)	15.46%	6.82%	6.42	%(3)	6.93	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from December 1, 1997.

(4) Since inception performance for the indices is shown from December 1, 2001.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING UBS U.S. Small Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by an investment management team co-led by Paul Graham and David Wabnik, Portfolio Managers of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: Since the Portfolio inception on April 28, 2006 through December 31, 2006, the Portfolio's Class S shares, provided a total return of (2.17)% compared to the Russell 2000® Growth Index, which returned (0.60)% for the period beginning May 1, 2006 through December 31, 2006.

Portfolio Specifics: During the period, the primary reason for the Portfolio's underperformance was due to stock selection in the healthcare sector. Specifically, for the period, the names that we held in the biotechnology, healthcare equipment and pharmaceuticals industries substantially underperformed their peers. Our strongest returns during the period resulted from our stock selection in materials and industrials.

With respect to individual security selection, two of the Portfolio's top performing stocks included Ventas, Inc., one of the nation's leading healthcare real estate investment trusts, and RSA Security, Inc., The security division of EMC Corp., which is an expert in information-centric security, offering industry-leading solutions in identity assurance & access control, encryption & key management, compliance and security information management and fraud protection. RSA was formed in September 2006 following EMC Corporation's acquisitions of RSA Security, Inc. and Network Intelligence Corp.

Conversely, two of the Portfolio's worst performing stocks were Technical Olympic USA, Inc., a leading homebuilder and financial services company operating throughout Florida, the mid-atlantic, Texas and the west, and Christopher & Banks Corp., a Minneapolis, Minnesota based specialty retailer of women's apparel.

Within the small cap growth market, top performing industries were metals & mining, real estate management & development, and several consumer staples sub-sectors. The Russell 2000® Growth Index lagged the broader small cap universe, declining 0.60%, while the Russell 2000® Value Index returned 8.50%.

The large differential in performance between growth and value was driven by the strong performance of financial and energy stocks which dominate the Russell 2000® Value Index, and the weak performance of the information technology and healthcare sectors which are more important contributors to the Russel 2000® Growth Index.

These performance differentials, in our opinion, reflected investor preference for companies with above-average dividend yields and cash flows as well as modest earnings risk and low multiples. Additionally, better than expected reported earnings of cyclical growth companies diminished the relative appeal of growth companies.

After last year's brief interlude, we think investors are beginning to refocus on companies with stronger growth fundamentals. This change became evident when the U.S. Federal Reserve Board shifted to a "pause" in its policy of increasing the level of the federal funds rate at mid-year. Since this announcement, growth stocks have modestly outperformed the broader markets.

Current Strategy and Outlook: We believe the recent favorable performance of growth stocks will continue in 2007. We think that the economy is experiencing a mid-cycle slowdown and the profit cycle has likely peaked. Companies with sustainable earnings growth prospects going forward should, in our opinion, outperform those sectors of the economy that are more cyclical in nature. We believe prospects for stronger relative earnings growth in the information technology and healthcare sectors are likely to bolster performance of the growth indices. In our view, diminishing inflation expectations, combined with a slowing economy, also should widen the price/earnings multiples for the best positioned growth companies.

We enter 2007 with our sector weightings relatively close to the Russell 2000® Growth Index benchmark. We are modestly overweight the energy and industrial sectors and slightly underweight the information technology and financials sectors. Industries where we have an above-average exposure include energy equipment and services, and air freight and logistics, while we are significantly underweight commercial banks and internet software and services.

Although investment performance was subpar during the reporting period, we remain confident in our investment disciplines going forward. Our team remains committed to identifying companies that we believe will generate capital appreciation over the next few years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2006
(as a percent of net assets)

Pediatrix Medical Group, Inc.	2.9%
Tetra Technologies, Inc.	2.6%
VCA Antech, Inc.	2.6%
Phillips-Van Heusen	2.3%
Psychiatric Solutions, Inc.	2.3%
Orient-Express Hotels Ltd.	2.1%
Ventas, Inc.	2.0%
Childrens Place Retail Stores, Inc.	2.0%
Nice Systems Ltd. ADR	2.0%
EXCO Resources, Inc.	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2006

	Since Inception of Classes I, S and ADV April 28, 2006
Class I	(1.97)%
Class S	(2.17)%
Class ADV	(2.47)%
Russell 2000® Growth Index(1)	(0.60	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Small Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2) Since inception performance for the index is shown from May 1, 2006.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares, provided a total return of 15.86% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 22.25% and 15.79%, respectively, for the same period.

Portfolio Specifics: Generally speaking, large cap value stocks outperformed the broad market. However, leadership within the Russell 1000® Value Index was very narrow during the period, with gains being driven largely by a few large-cap energy stocks and strength in the cyclical, commodity-driven sectors.

The health care, materials and energy sectors were the largest detractors from performance relative to the Russell 1000® Value Index. Within the health care sector, the Portfolio's long-standing emphasis on large cap pharmaceutical stocks was a drag on performance, as investors began to anticipate the Democrats taking control of both the House and Senate in the mid-term elections. The main concern for drug companies is that potential Medicare reform would allow the government to be involved in the negotiation of drug pricing; however, given the president's veto power, actual legislation likely remains in the distant future. Within the materials sector, the Portfolio lacked exposure to those basic materials stocks with a high degree of exposure to the rising demand from China and other developing economies. In the energy sector, compelling valuations remained sparse in our view, and as a result the Portfolio maintained a significant underweight in the sector.

While the Portfolio had few positive contributors at the sector level relative to the Russell 1000® Value Index, on an absolute basis, the Portfolio captured gains across several areas. The Portfolio's exposure to media stocks added to results, as select holdings benefited from positive company-specific factors. In the telecommunication services sector, the Portfolio's holdings were boosted by the sector's ongoing merger and acquisition activity and the greater efficiencies of the resulting integrated companies. The Portfolio's financials holdings were also notable positive contributors to total return during the period.

Relative to the S&P 500® Index, the chief contributors to performance were the consumer discretionary, information technology and telecommunication services sectors, while the materials and energy sectors diminished relative results.

Current Strategy and Outlook: We maintain our focus on bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning — with its significant underweight in energy and large overweight in large-cap pharmaceuticals — remained largely unchanged throughout the period and portfolio turnover was low. Our long-term perspective affords us the patience to buy and hold some of the Portfolio's more contrarian positions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Citigroup, Inc.	4.0%
International Paper Co.	3.2%
Verizon Communications, Inc.	3.2%
Bank of America Corp.	3.1%
AT&T, Inc.	2.9%
EI DuPont de Nemours & Co.	2.7%
Bristol-Myers Squibb Co.	2.6%
Freddie Mac	2.5%
Wachovia Corp.	2.2%
Alcoa, Inc.	2.2%

* Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	Since Inception of Classes I, S and ADV May 1, 2002
Class I	16.19%	9.65%
Class S	15.86%	9.38%
Class ADV	15.57%	9.10%
Russell 1000® Value Index(1)	22.25%	11.56%
S&P 500® Index(2)	15.79%	8.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by James A. Gilligan, Managing Director; James O. Roeder and Thomas B. Bastian, Executive Directors; Sergio Marcheli and Vincent E. Vizachero, Vice Presidents, of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class S shares provided a total return of 12.40% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Value Index, which returned 15.79% and 22.25%, respectively, for the same period.

Portfolio Specifics: Relative to the S&P 500® Index, the equity portion of the Portfolio was hampered by under performance in the telecommunication services, energy and financials sectors. However, the Portfolio out performed in the materials, consumer discretionary and healthcare sectors, which boosted results relative to the S&P 500® Index. Relative to the Russell 1000® Value Index, the telecommunications sector was the largest drag on performance, primarily due to security selection. The healthcare sector was an area of weakness, primarily due to a surprise negative announcement by a health care equipment and services company early in the year. In addition, the Portfolio's health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence. An underweight in the energy sector also hurt results. We had been reducing exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what we would consider an appropriate balance of risk and return. However, in the consumer discretionary sector, our security selection among retailers and autos served the Portfolio well. The financial services sector also contributed positively to performance relative to the Russell 1000® Value Index, particularly in diversified financial companies that had strong exposure to the capital markets. In the utilities sector, the Portfolio owned some of the sector's best performing stocks, which offset the negative impact of an underweight in the sector.

The bond portfolio slightly underperformed the Lehman Brothers U.S. Government/Credit Index for the year. We kept the Portfolio's overall duration (a measure of interest rate sensitivity) well below that of the Lehman Brothers U.S. Government/Credit Index during the period. This posture was beneficial as interest rates rose across the market, but detracted from relative performance during periods of sharp yield increases. An underweight to the agency sector detracted slightly from relative performance as this sector posted solid returns. Given aggressive bond valuations at the start of the year and concerns regarding increasing leverage trends, we chose to maintain a defensive posture in credit over the course of 2006. This positioning had a small negative effect on the performance of the Portfolio relative to the Lehman Brothers U.S. Government/Credit Index over the period, as spreads (or the extra return required by investors for assuming credit risk) generally narrowed. However, good security selection helped offset a portion of this weakness.

The Portfolio's convertible securities, in aggregate, were neither a significant contributor nor detractor from performance during the period. However, we did increase the Portfolio's exposure to convertible securities over the course of the fiscal year, as attractive new issuance provided some opportunities that fit our investment parameters.

Current Strategy and Outlook: We continue to seek value stocks, high-quality bonds, and convertible securities, using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2006
(as a percent of net assets)

Common Stock	61.5%
Convertible Bonds	12.1%
U.S. Treasury Obligations	11.4%
U.S. Government Agency Obligations	8.7%
Corporate Bonds/Notes	4.7%
Preferred Stock	3.8%
Asset-Backed Securities	2.6%
Other Assets and Liabilities, Net	(4.8)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

U.S. Treasury Bond, 4.250%, due 08/15/13	2.6%
JPMorgan Chase & Co.	2.3%
Citigroup, Inc.	2.2%
U.S. Treasury Note, 4.500%, due 02/28/11	1.9%
Bayer AG ADR	1.8%
General Electric Co.	1.6%
Time Warner, Inc.	1.6%
Schering-Plough Corp.	1.5%
Verizon Communications, Inc.	1.5%
Freddie Mac	1.5%

* Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	12.67%	5.79%	5.53%
Class S	12.40%	5.53%	5.27%
Class ADV	12.12%	5.26%	5.00%
S&P 500® Index(1)	15.79%	6.19%	6.27	%(2)
Russell 1000® Value Index(3)	22.25%	10.86%	11.18	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performances of the securities of approximately 500 of the largest companies in the U.S

(2) Since inception performance for the indices is shown from December 1, 2001.

(3) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Rusell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING American Century Large Company Value Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,147.40	1.00%	$5.41
Class S	1,000.00	1,146.20	1.25	6.76
Class ADV	1,000.00	1,144.30	1.50	8.11
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING American Century Select Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,059.00	0.66%	$3.43
Class S	1,000.00	1,058.50	0.91	4.72
Class ADV	1,000.00	1,057.70	1.16	6.02
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.36	1.16	5.90
ING American Century Small- Mid Cap Value Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,117.60	1.22%	$6.51
Class S	1,000.00	1,116.30	1.47	7.84
Class ADV	1,000.00	1,115.00	1.72	9.17
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.06	1.22%	$6.21
Class S	1,000.00	1,017.80	1.47	7.48
Class ADV	1,000.00	1,016.53	1.72	8.74
ING Baron Asset Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,073.20	1.05%	$5.49
Class S	1,000.00	1,072.50	1.30	6.79
Class ADV	1,000.00	1,071.50	1.55	8.09
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.91	1.05%	$5.35
Class S	1,000.00	1,018.65	1.30	6.61
Class ADV	1,000.00	1,017.39	1.55	7.88
ING Baron Small Cap Growth Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,072.60	1.08%	$5.64
Class S	1,000.00	1,071.10	1.33	6.94
Class ADV	1,000.00	1,069.50	1.58	8.24
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.76	1.08%	$5.50
Class S	1,000.00	1,018.50	1.33	6.77
Class ADV	1,000.00	1,017.24	1.58	8.03

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Columbia Small Cap Value II Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,070.50	0.96%	$5.01
Class S	1,000.00	1,069.50	1.21	6.31
Class ADV(a)	1,000.00	1,000.00	1.46	0.12
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.37	0.96%	$4.89
Class S	1,000.00	1,019.11	1.21	6.16
Class ADV	1,000.00	1,017.85	1.46	7.43
ING Davis Venture Value Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,111.10	0.90%	$4.79
Class S	1,000.00	1,109.50	1.15	6.11
Class ADV	1,000.00	1,108.20	1.40	7.44
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING Fundamental Research Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,112.70	0.76%	$4.05
Class S	1,000.00	1,111.60	1.01	5.38
Class ADV	1,000.00	1,110.50	1.26	6.70
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.37	0.76%	$3.87
Class S	1,000.00	1,020.11	1.01	5.14
Class ADV	1,000.00	1,018.85	1.26	6.41
ING Goldman Sachs® Capital Growth Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,092.70	0.89%	$4.69
Class S	1,000.00	1,091.40	1.14	6.01
Class ADV	1,000.00	1,089.90	1.39	7.32
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class S	1,000.00	1,019.46	1.14	5.80
Class ADV	1,000.00	1,018.20	1.39	7.07

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for all share classes footnoted above).

(a)  Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Goldman Sachs® Structured Equity Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I(a)	$1,000.00	$1,000.00	0.90%	$0.07
Class S	1,000.00	1,092.20	1.15	6.06
Class ADV	1,000.00	1,090.80	1.40	7.38
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING JPMorgan International Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,114.90	1.00%	$5.33
Class S	1,000.00	1,113.20	1.25	6.66
Class ADV	1,000.00	1,112.50	1.50	7.99
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.95	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63
ING JPMorgan MidCap Value Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,099.40	1.00%	$5.29
Class S	1,000.00	1,097.70	1.25	6.61
Class ADV	1,000.00	1,096.30	1.50	7.93
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63
ING Legg Mason Partners Aggressive Growth Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,093.10	0.80%	$4.22
Class S	1,000.00	1,091.90	1.05	5.54
Class ADV	1,000.00	1,090.40	1.30	6.85
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,019.91	1.05	5.35
Class ADV	1,000.00	1,018.65	1.30	6.61

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for all share classes footnoted above).

(a)  Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Legg Mason Partners Large Cap Growth Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,114.60	0.84%	$4.48
Class S	1,000.00	1,113.90	1.09	5.81
Class ADV	1,000.00	1,111.90	1.34	7.13
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82
ING Lord Abbett U.S. Government Securities Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,048.60	0.73%	$3.77
Class S	1,000.00	1,047.80	0.98	5.06
Class ADV(b)	1,000.00	997.20	1.23	0.40
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.58	0.73%	$3.72
Class S	1,000.00	1,020.32	0.98	4.99
Class ADV	1,000.00	1,019.06	1.23	6.26
ING Neuberger Berman Partners Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,119.90	0.67%	$3.58
Class S	1,000.00	1,117.90	0.92	4.91
Class ADV(a)	1,000.00	1,000.00	1.17	0.10
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.83	0.67%	$3.41
Class S	1,000.00	1,020.57	0.92	4.69
Class ADV	1,000.00	1,019.31	1.17	5.96
ING Neuberger Berman Regency Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,085.40	0.88%	$4.63
Class S	1,000.00	1,084.00	1.13	5.94
Class ADV(b)	1,000.00	993.90	1.38	0.45
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.82	0.88%	$4.48
Class S	1,000.00	1,019.56	1.13	5.75
Class ADV	1,000.00	1,018.30	1.38	7.02

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for all share classes footnoted above).

(a)  Commencement of operations was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

(b)  Commencement of operations was December 20, 2006. Expenses paid reflect the 12 day period ended December 31, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING OpCap Balanced Value Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,105.10	0.97%	$5.15
Class S	1,000.00	1,102.80	1.22	6.47
Class ADV	1,000.00	1,101.90	1.47	7.79
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.32	0.97%	$4.94
Class S	1,000.00	1,019.06	1.22	6.21
Class ADV	1,000.00	1,017.80	1.47	7.48
ING Oppenheimer Global Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,134.10	0.66%	$3.55
Class S	1,000.00	1,132.00	0.91	4.89
Class ADV	1,000.00	1,131.10	1.15	6.18
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.41	1.15	5.85
ING Oppenheimer Strategic Income Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,084.20	0.54%	$2.84
Class S	1,000.00	1,083.30	0.75	3.94
Class ADV	1,000.00	1,082.10	1.00	5.25
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.48	0.54%	$2.75
Class S	1,000.00	1,021.42	0.75	3.82
Class ADV	1,000.00	1,020.16	1.00	5.09
ING PIMCO Total Return Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,049.80	0.77%	$3.98
Class S	1,000.00	1,048.60	1.02	5.27
Class ADV	1,000.00	1,046.70	1.27	6.55
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.32	0.77%	$3.92
Class S	1,000.00	1,020.06	1.02	5.19
Class ADV	1,000.00	1,018.80	1.27	6.46

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Pioneer High Yield Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,067.80	0.73%	$3.80
Class S	1,000.00	1,066.70	0.98	5.11
Class ADV	1,000.00	1,067.50	1.23	6.41
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.53	0.73%	$3.72
Class S	1,000.00	1,020.27	0.98	4.99
Class ADV	1,000.00	1,019.00	1.23	6.26
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,073.60	0.66%	$3.45
Class S	1,000.00	1,073.40	0.91	4.76
Class ADV	1,000.00	1,071.80	1.15	6.01
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.41	1.15	5.85
ING T. Rowe Price Growth Equity Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,124.40	0.75%	$4.02
Class S	1,000.00	1,123.20	1.00	5.35
Class ADV	1,000.00	1,121.70	1.25	6.68
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.42	0.75%	$3.82
Class S	1,000.00	1,020.21	1.00	5.09
Class ADV	1,000.00	1,018.90	1.25	6.36
ING Templeton Foreign Equity Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,167.90	0.98%	$5.36
Class S	1,000.00	1,167.10	1.23	6.72
Class ADV(a)	1,000.00	1,006.60	1.48	0.49
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class S	1,000.00	1,019.00	1.23	6.26
Class ADV	1,000.00	1,017.74	1.48	7.53

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for all share classes footnoted above).

(a)  Commencement of operations was December 20, 2006. Expenses paid reflect the 12 day period ended December 31, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Thornburg Value Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,147.90	0.90%	$4.87
Class S	1,000.00	1,146.30	1.15	6.22
Class ADV	1,000.00	1,144.80	1.40	7.57
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.36	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING UBS U.S. LargeCap Equity Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,129.30	0.84%	$4.51
Class S	1,000.00	1,128.50	1.09	5.85
Class ADV	1,000.00	1,125.80	1.34	7.18
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82
ING UBS U.S. Small Cap Growth Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,045.10	0.95%	$4.90
Class S	1,000.00	1,042.90	1.20	6.18
Class ADV	1,000.00	1,040.90	1.45	7.46
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.42	0.95%	$4.84
Class S	1,000.00	1,019.11	1.20	6.11
Class ADV	1,000.00	1,017.64	1.45	7.37
ING Van Kampen Comstock Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,119.80	0.84%	$4.49
Class S	1,000.00	1,118.10	1.09	5.82
Class ADV	1,000.00	1,116.90	1.34	7.15
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.02	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Van Kampen Equity and Income Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,102.00	0.57%	$3.02
Class S	1,000.00	1,100.80	0.82	4.34
Class ADV	1,000.00	1,099.30	1.07	5.66
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.33	0.57%	$2.91
Class S	1,000.00	1,021.07	0.82	4.18
Class ADV	1,000.00	1,019.81	1.07	5.45

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Century Large Company Value Portfolio, ING American Century Select Portfolio, ING American Century Small-Mid Cap Value Portfolio (formerly, ING American Century Small Cap Value Portfolio), ING Baron Asset Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis Venture Value Portfolio, ING Fundamental Research Portfolio, ING Goldman Sachs® Capital Growth Portfolio, ING Goldman Sachs® Structured Equity Portfolio (formerly, ING Goldman Sachs Core Equity Portfolio), ING JPMorgan International Portfolio (formerly, ING JPMorgan Fleming International), ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Aggressive Growth Portfolio (formerly, ING Salomon Brothers Aggressive Growth Portfolio), ING Legg Mason Partners Large Cap Growth Portfolio (formerly, ING Salomon Brothers Large Cap Growth Portfolio), ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Thornburg Value Portfolio (formerly, ING MFS Capital Opportunities Portfolio), ING UBS U.S. Large Cap Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners Inc. as of December 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners Inc. as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING American Century Large Company Value Portfolio	ING American Century Select Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio
ASSETS:
Investments in securities at value+*	$110,284,055	$323,993,419	$105,325,700	$8,665,823
Short-term investments at amortized cost	31,270,407	67,779,951	21,258,300	—
Cash	865,659	633,047	4,291,234	447,579
Foreign currencies at value**	—	1,489	104	—
Receivables:
Investment securities sold	34,789	3,054,442	1,985,564	—
Fund shares sold	227,067	4,324	52,490	1,305
Dividends and interest	123,405	347,527	163,773	6,666
Unrealized appreciation on forward foreign currency contracts	—	11,412	374	—
Prepaid expenses	—	—	—	282
Reimbursement due from manager	—	—	—	2,479
Total assets	142,805,382	395,825,611	133,077,539	9,124,134
LIABILITIES:
Payable for investment securities purchased	732,707	3,212,100	2,616,229	—
Payable for fund shares redeemed	475,189	2,776,614	541,308	—
Payable upon receipt of securities loaned	25,694,832	65,554,520	21,258,300	—
Unrealized depreciation on forward currency contracts	—	36,922	1,866	—
Payable to affiliates	105,102	191,405	130,441	9,570
Payable for directors fees	—	—	—	698
Other accrued expenses and liabilities	—	—	—	6,402
Total liabilities	27,007,830	71,771,561	24,548,144	16,670
NET ASSETS	$115,797,552	$324,054,050	$108,529,395	$9,107,464
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$92,868,437	$314,227,975	$90,579,274	$8,196,417
Undistributed net investment income	1,681,936	1,916,891	519,895	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	7,250,890	(19,793,442)	10,980,299	(222,106)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	13,996,289	27,702,626	6,449,927	1,133,153
NET ASSETS	$115,797,552	$324,054,050	$108,529,395	$9,107,464
+ Including securities loaned at value	$24,777,215	$63,353,437	$20,486,880	$—
* Cost of investments in securities	$96,282,350	$296,267,224	$98,874,271	$7,532,670
** Cost of foreign currencies	$—	$10	$105	$—
Class I:
Net Assets	$82,254,423	$308,345,852	$48,088,053	$5,583,256
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,132,751	33,647,497	3,541,397	501,045
Net asset value and redemption price per share	$16.03	$9.16	$13.58	$11.14
Class S:
Net Assets	$23,019,436	$4,602,401	$47,839,240	$312,796
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,434,622	506,427	3,540,348	28,171
Net asset value and redemption price per share	$16.05	$9.09	$13.51	$11.10
Class ADV:
Net Assets	$10,523,693	$11,105,797	$12,602,102	$3,211,412
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	665,960	1,232,402	943,946	289,580
Net asset value and redemption price per share	$15.80	$9.01	$13.35	$11.09

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis Venture Value Portfolio	ING Fundamental Research Portfolio
ASSETS:
Investments in securities at value*	$439,632,888	$86,523,052	$198,750,976	$98,424,192
Short-term investments at amortized cost	33,527,430	475,878	10,881,830	—
Cash	3,790,222	476,623	—	—
Receivables:
Investment securities sold	322,608	103,232	—	2,644,332
Fund shares sold	376,312	255,419	364,951	13,502
Dividends and interest	205,777	94,087	235,345	118,930
Prepaid expenses	—	5,451	—	—
Reimbursement due from manager	—	—	—	2,340
Total assets	477,855,237	87,933,742	210,233,102	101,203,296
LIABILITIES:
Payable for investment securities purchased	—	119,310	2,198,580	775,583
Payable for fund shares redeemed	1,678,758	69	40,446	371,925
Payable to affiliates	518,649	76,455	187,007	76,787
Payable to custodian due to bank overdraft	—	—	33,727	851,253
Payable to custodian due to foreign currency overdraft**	—	—	285	—
Payable for directors fees	—	2,847	—	5,216
Other accrued expenses and liabilities	—	26,367	—	40,913
Total liabilities	2,197,407	225,048	2,460,045	2,121,677
NET ASSETS	$475,657,830	$87,708,694	$207,773,057	$99,081,619
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$366,119,248	$83,166,840	$186,296,020	$93,233,722
Undistributed net investment income	38,018	197,055	777,814	766,438
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	(1,776,657)	(826,526)	1,050,624	(1,963,689)
Net unrealized appreciation on investments and foreign currency related transactions	111,277,221	5,171,325	19,648,599	7,045,148
NET ASSETS	$475,657,830	$87,708,694	$207,773,057	$99,081,619
* Cost of investments in securities	$328,355,667	$81,351,727	$179,103,378	$91,379,044
** Cost of foreign currency overdraft	$—	$—	$285	$—
Class I:
Net Assets	$130,779,764	$11,697,574	$59,748,763	$59,969,453
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,050,697	1,149,872	3,006,450	5,972,011
Net asset value and redemption price per share	$18.55	$10.17	$19.87	$10.04
Class S:
Net Assets	$299,287,404	$76,010,120	$134,821,337	$35,244,894
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,328,053	7,486,659	6,842,415	3,513,870
Net asset value and redemption price per share	$18.33	$10.15	$19.70	$10.03
Class ADV:
Net Assets	$45,590,662	$1,000	$13,202,957	$3,867,272
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,517,585	99	680,823	389,365
Net asset value and redemption price per share	$18.11	$10.15	$19.39	$9.93

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING Goldman Sachs Capital Growth Portfolio	ING Goldman Sachs Structured Equity Portfolio	ING JPMorgan International Portfolio	ING JPMorgan MidCap Value Portfolio
ASSETS:
Investments in securities at value+*	$37,022,897	$54,916,732	$1,072,489,167	$228,393,862
Short-term investments at amortized cost	10,329,478	9,556,070	82,646,502	59,912,886
Cash	423,959	251,249	4,859,497	1,184,571
Cash collateral for futures	—	9,513	—	—
Foreign currencies at value**	—	—	875,965	—
Receivables:
Investment securities sold	—	—	—	69,539
Fund shares sold	14,668	1,000	634,012	125,786
Dividends and interest	17,260	85,391	2,160,957	308,123
Total assets	47,808,262	64,819,955	1,163,666,100	289,994,767
LIABILITIES:
Payable for investment securities purchased	—	—	—	364,549
Payable for fund shares redeemed	781,302	203,367	2,656,082	1,030,699
Payable for futures variation margin	—	810	—	—
Payable upon receipt of securities loaned	9,906,586	9,556,070	53,604,926	49,306,597
Payable to affiliates	37,231	54,514	965,127	230,346
Total liabilities	10,725,119	9,814,761	57,226,135	50,932,191
NET ASSETS	$37,083,143	$55,005,194	$1,106,439,965	$239,062,576
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$42,809,993	$41,171,252	$856,817,797	$195,443,666
Undistributed net investment income	57,790	359,046	14,128,261	1,776,925
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	(10,446,448)	7,008,828	(84,258,134)	12,646,203
Net unrealized appreciation on investments, foreign currency related transactions, and futures	4,661,808	6,466,068	319,752,041	29,195,782
NET ASSETS	$37,083,143	$55,005,194	$1,106,439,965	$239,062,576
+ Including securities loaned at value	$9,612,582	$9,198,815	$51,236,416	$47,768,546
* Cost of investments in securities	$32,361,089	$48,449,961	$752,770,073	$199,198,080
** Cost of foreign currencies	$—	$—	$876,642	$—
Class I:
Net Assets	$3,190,603	$1,000	$941,150,044	$125,601,793
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	255,241	85	57,865,102	7,723,191
Net asset value and redemption price per share	$12.50	$11.74	$16.26	$16.26
Class S:
Net Assets	$31,117,461	$52,034,734	$155,075,042	$91,338,000
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,505,395	4,432,572	9,548,247	5,647,805
Net asset value and redemption price per share	$12.42	$11.74	$16.24	$16.17
Class ADV:
Net Assets	$2,775,079	$2,969,460	$10,214,879	$22,122,783
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	224,356	257,981	637,546	1,379,656
Net asset value and redemption price per share	$12.37	$11.51	$16.02	$16.03

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING Legg Mason Partners Aggressive Growth Portfolio	ING Legg Mason Partners Large Cap Growth Portfolio	ING Lord Abbett U.S. Government Securities Portfolio	ING Neuberger Berman Partners Portfolio
ASSETS:
Investments in securities at value+*	$1,241,925,052	$43,700,749	$51,468,105	$397,161,986
Short-term investments at amortized cost	349,317,676	107,973	—	—
Cash	11,991,962	250,896	2,609,454	13,129,480
Foreign currencies at value**	—	—	—	97,746
Receivables:
Investment securities sold	—	—	2,371,274	42,139,865
Fund shares sold	865,268	31,541	232,997	172,433
Dividends and interest	619,648	24,207	374,206	387,435
Prepaid expenses	—	—	692	2,967
Reimbursement due from manager	—	—	—	7,980
Total assets	1,604,719,606	44,115,366	57,056,728	453,099,892
LIABILITIES:
Payable for investment securities purchased	—	—	3,828,434	39,142,312
Payable for fund shares redeemed	4,862,736	27,445	36,160	125,521
Payable for reverse repurchase agreements#	—	—	1,825,369	—
Payable upon receipt of securities loaned	248,826,363	—	—	—
Sale commitments, at value (Note 3)^	—	—	2,006,529	—
Payable to affiliates	964,725	42,116	34,605	278,026
Payable for directors fees	—	—	2,572	1,373
Other accrued expenses and liabilities	—	—	16,735	23,128
Total liabilities	254,653,824	69,561	7,750,404	39,570,360
NET ASSETS	$1,350,065,782	$44,045,805	$49,306,324	$413,529,532
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,228,146,399	$37,959,829	$49,196,035	$373,566,505
Undistributed net investment income	—	—	—	1,130,355
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(239,203,154)	(28,216)	(263,112)	19,825,838
Net unrealized appreciation on investments and foreign currency related transactions	361,122,537	6,114,192	373,401	19,006,834
NET ASSETS	$1,350,065,782	$44,045,805	$49,306,324	$413,529,532
+ Including securities loaned at value	$239,393,951	$—	$—	$—
* Cost of investments in securities	$880,802,515	$37,586,557	$51,106,618	$378,153,882
** Cost of foreign currencies	$—	$—	$—	$97,759
^ Proceeds receivable from sale commitments	$—	$—	$2,018,443	$—
# Proceeds from reverse repurchase agreement	$—	$—	$1,825,369	$—
Class I:
Net Assets	$1,155,243,541	$14,282,793	$35,252,613	$232,029,731
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,526,210	1,196,098	3,550,876	21,237,344
Net asset value and redemption price per share	$49.10	$11.94	$9.93	$10.93
Class S:
Net Assets	$186,363,011	$11,402,416	$14,052,751	$181,498,801
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,843,325	965,438	1,415,442	16,658,439
Net asset value and redemption price per share	$48.49	$11.81	$9.93	$10.90
Class ADV:
Net Assets	$8,459,230	$18,360,596	$960	$1,000
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	176,623	1,568,618	97	92
Net asset value and redemption price per share	$47.89	$11.70	$9.90	$10.90

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio
ASSETS:
Investments in securities at value+*	$11,600,345	$86,207,294	$2,763,236,141	$390,968,141
Short-term investments**	—	—	—	13,174,702
Short-term investments at amortized cost	—	23,411,246	249,224,950	103,092,755
Cash	926,380	471,445	—	3,420,737
Foreign currencies at value***	—	—	11,017,080	—
Receivables:
Investment securities sold	13	—	2,052,942	2,070,388
Fund shares sold	15,484	422	236,524	124,073
Dividends and interest	11,185	283,202	2,731,745	5,034,178
Variation margin receivable	—	—	—	103,145
Unrealized appreciation on forward foreign currency contracts	—	—	—	3,570,291
Unrealized appreciation on swap agreements	—	—	—	2,253,757
Prepaid expenses	233	—	—	—
Reimbursement due from manager	2,477	—	—	—
Total assets	12,556,117	110,373,609	3,028,499,382	523,812,167
LIABILITIES:
Payable for investment securities purchased	3,505	328,372	—	19,782,710
Payable for fund shares redeemed	64	806,864	11,901,499	2,559,267
Payable for futures variation margin	—	—	—	38,359
Payable upon receipt of securities loaned	—	21,545,723	249,224,950	71,242,896
Unrealized depreciation on forward currency contracts	—	—	—	3,236,340
Unrealized depreciation on swap agreements	—	—	—	492,251
Payable to affiliates	10,072	93,261	1,623,875	208,995
Payable to custodian due to bank overdraft	—	—	6,741,431	—
Payable to custodian due to foreign currency overdraft****	—	—	—	1,010,919
Payable for directors fees	1,179	—	—	—
Other accrued expenses and liabilities	7,923	—	161	—
Options written (premiums received $61,150)	—	—	—	32,722
Total liabilities	22,743	22,774,220	269,491,916	98,604,459
NET ASSETS	$12,533,374	$87,599,389	$2,759,007,466	$425,207,708
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$11,762,415	$71,957,893	$2,017,857,528	$396,956,331
Undistributed net investment income	3,991	1,006,530	28,989,763	19,686,469
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	33,026	8,137,856	94,218,321	(523,267)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	733,942	6,497,110	617,941,854	9,088,175
NET ASSETS	$12,533,374	$87,599,389	$2,759,007,466	$425,207,708
+ Including securities loaned at value	$—	$20,946,203	$237,900,334	$69,149,628
* Cost of investments in securities	$10,866,403	$79,710,184	$2,145,349,179	$383,290,318
** Cost of short-term investments	$—	$—	$—	$13,167,377
*** Cost of foreign currencies	$—	$—	$10,981,453	$—
**** Cost of foreign currency overdraft	$—	$—	$—	$999,939

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio
Class I:
Net Assets	$6,086,796	$4,459,453	$2,518,661,638	$359,888,236
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	570,862	296,372	151,041,895	33,317,855
Net asset value and redemption price per share	$10.66	$15.05	$16.68	$10.80
Class S:
Net Assets	$6,445,578	$79,370,904	$145,060,148	$56,053,658
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	605,014	5,279,571	8,891,301	5,187,711
Net asset value and redemption price per share	$10.65	$15.03	$16.31	$10.81
Class ADV:
Net Assets	$1,000	$3,769,032	$95,285,680	$9,265,814
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	94	253,304	5,876,327	861,313
Net asset value and redemption price per share	$10.64	$14.88	$16.22	$10.76

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at value+*	$396,598,975	$124,271,378	$1,124,098,541	$1,376,336,022
Short-term investments at amortized cost	44,476,905	2,238,428	309,512,716	250,015,114
Cash	14,258,427	741,308	—	30,808,527
Foreign currencies at value**	3,245,820	—	—	—
Receivables:
Investment securities sold	272,770,590	—	11,615,474	13,428,668
Fund shares sold	206,367	150,710	3,045	530,955
Dividends and interest	2,411,758	1,484,139	493,910	1,524,341
Variation margin receivable	47,896	—	—	—
Unrealized appreciation on forward foreign currency contracts	254,921	—	—	—
Upfront payments made on swap agreements	1,249,084	—	—	—
Unrealized appreciation on swap agreements	1,210,428	—	—	—
Prepaid expenses	—	1,446	—	—
Reimbursement due from manager	—	26,301	—	—
Total assets	736,731,171	128,913,710	1,445,723,686	1,672,643,627
LIABILITIES:
Payable for investment securities purchased	339,477,173	—	641,474	2,101,368
Payable for fund shares redeemed	1,118,558	60,465	8,484,281	4,968,097
Payable for futures variation margin	89,212	—	—	—
Payable upon receipt of securities loaned	3,842,658	—	309,512,716	250,015,114
Sales commitments, at value (Note 2)^	54,211,953	—	—	—
Unrealized depreciation on forward currency contracts	527,781	—	—	—
Upfront payments received on swap agreements	1,351,849	—	—	—
Unrealized depreciation on swap agreements	957,350	—	—	—
Income distribution payable	—	174	—	—
Payable to affiliates	242,732	76,739	671,668	949,795
Payable to custodian due to bank overdraft	—	—	632,267	—
Payable to custodian due to foreign currency overdraft***	—	—	—	1,004
Payable for directors fees	—	1,720	—	—
Payable for floating rate note issued	749,031	—	—	—
Other accrued expenses and liabilities	—	26,660	—	—
Options written (premium received $1,707,323)	1,323,489	—	—	—
Accrued income on short positions	15,207	—	—	—
Total liabilities	403,906,993	165,758	319,942,406	258,035,378
NET ASSETS	$332,824,178	$128,747,952	$1,125,781,280	$1,414,608,249
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$322,006,488	$126,179,632	$886,686,469	$1,108,574,319
Undistributed net investment income	14,285,429	2,120	1,957,378	6,772,277
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(3,065,721)	(23,094)	92,138,585	65,771,187
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	(402,018)	2,589,294	144,998,848	233,490,466
NET ASSETS	$332,824,178	$128,747,952	$1,125,781,280	$1,414,608,249
+ Including securities loaned at value	$3,763,173	$—	$300,472,103	$242,907,836
* Cost of investments in securities	$396,538,927	$121,682,084	$979,099,693	$1,142,839,366
** Cost of foreign currencies	$3,252,765	$—	$—	$—
*** Cost of foreign currency overdraft	$—	$—	$—	$533
^ Proceeds from sales commitments	$54,491,719	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
Class I:
Net Assets	$213,733,503	$119,958,535	$1,067,515,459	$1,271,481,042
Shares authorized	100,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,158,426	11,740,247	115,719,833	21,420,078
Net asset value and redemption price per share	$11.16	$10.22	$9.22	$59.36
Class S:
Net Assets	$93,487,342	$8,279,684	$10,100,450	$37,306,298
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,417,133	810,403	1,110,073	633,952
Net asset value and redemption price per share	$11.11	$10.22	$9.10	$58.85
Class ADV:
Net Assets	$25,603,333	$509,733	$48,165,371	$105,820,909
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,321,911	49,895	5,359,759	1,812,958
Net asset value and redemption price per share	$11.03	$10.22	$8.99	$58.37

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING UBS U.S. Small Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$45,192,391	$185,913,346	$377,593,433	$26,887,252
Short-term investments at amortized cost	6,336,310	46,431,775	78,254,293	409,895
Cash	1,337	619,914	1,247,229	260,339
Foreign currencies at value**	7,514	310	—	—
Receivables:
Investment securities sold	—	2,279,326	804,644	1,203,094
Fund shares sold	327,115	18,606	248,693	60,092
Dividends and interest	40,541	132,748	525,424	11,227
Prepaid expenses	420	—	—	4,931
Reimbursement due from manager	3,243	—	—	6,764
Total assets	51,908,871	235,396,025	458,673,716	28,843,594
LIABILITIES:
Payable for investment securities purchased	4,525,794	334,898	724,562	1,315,031
Payable for fund shares redeemed	108,742	445,648	1,181,229	—
Payable upon receipt of securities loaned	—	40,882,194	69,037,649	—
Payable to affiliates	43,934	150,827	286,450	24,328
Payable for directors fees	2,101	—	—	860
Other accrued expenses and liabilities	35,543	—	—	19,567
Total liabilities	4,716,114	41,813,567	71,229,890	1,359,786
NET ASSETS	$47,192,757	$193,582,458	$387,443,826	$27,483,808
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$41,498,592	$340,288,740	$400,889,458	$26,883,652
Undistributed net investment income	1,653	926,863	3,083,237	43
Accumulated net realized gain (loss) on investments and foreign currency related transactions	21,945	(170,380,343)	(71,392,175)	(305,266)
Net unrealized appreciation on investments and foreign currency related transactions	5,670,567	22,747,198	54,863,306	905,379
NET ASSETS	$47,192,757	$193,582,458	$387,443,826	$27,483,808
+ Including securities loaned at value	$—	$39,336,030	$66,757,959	$—
* Cost of investments in securities	$39,508,086	$163,167,640	$322,730,127	$25,981,873
** Cost of foreign currencies	$7,522	$300	$—	$—
Class I:
Net Assets	$10,991,298	$186,114,676	$355,204,148	$22,417,457
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	913,629	5,844,383	33,627,207	2,307,021
Net asset value and redemption price per share	$12.03	$31.85	$10.56	$9.72
Class S:
Net Assets	$36,200,424	$6,794,665	$28,207,154	$5,065,374
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,014,397	214,495	2,700,307	522,279
Net asset value and redemption price per share	$12.01	$31.68	$10.45	$9.70
Class ADV:
Net Assets	$1,035	$673,117	$4,032,524	$977
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	86	21,449	387,717	101
Net asset value and redemption price per share	$12.03	$31.38	$10.40	$9.67

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$945,487,427	$992,101,233
Short-term investments at amortized cost	181,029,869	89,620,652
Cash	576,767	39,265
Foreign currencies at value**	—	3,425
Receivables:
Investment securities sold	317,134	429,896
Fund shares sold	660,523	56,553
Dividends and interest	1,114,797	3,543,252
Total assets	1,129,186,517	1,085,794,276
LIABILITIES:
Payable for investment securities purchased	—	46,489,177
Payable for fund shares redeemed	90,570	6,675,260
Payable upon receipt of securities loaned	97,842,059	—
Payable to affiliates	921,974	530,392
Total liabilities	98,854,603	53,694,829
NET ASSETS	$1,030,331,914	$1,032,099,447
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$874,964,151	$868,114,084
Undistributed net investment income	15,068,013	24,096,125
Accumulated net realized gain on investments and foreign currency related transactions	27,147,007	22,419,495
Net unrealized appreciation on investments and foreign currency related transactions	113,152,743	117,469,743
NET ASSETS	$1,030,331,914	$1,032,099,447
+ Including securities loaned at value	$94,590,206	$—
* Cost of investments in securities	$832,334,684	$874,631,744
** Cost of foreign currencies	$—	$3,171
Class I:
Net Assets	$634,469,855	$925,304,837
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	47,456,805	24,051,817
Net asset value and redemption price per share	$13.37	$38.47
Class S:
Net Assets	$358,430,841	$88,409,425
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	26,942,570	2,312,232
Net asset value and redemption price per share	$13.30	$38.24
Class ADV:
Net Assets	$37,431,218	$18,385,185
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,841,759	486,160
Net asset value and redemption price per share	$13.17	$37.82

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING American Century Large Company Value Portfolio	ING American Century Select Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2006	January 3, 2006(1) to December 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,598,824	$5,363,728	$1,945,211	$73,149
Interest	268,487	193,666	151,272	9,060
Securities lending income	6,938	59,801	51,115	—
Total investment income	2,874,249	5,617,195	2,147,598	82,209
EXPENSES:
Investment management fees	845,943	2,346,688	1,130,403	77,154
Distribution and service fees:
Class S	71,017	13,161	113,304	170
Class ADV	61,610	74,082	62,716	14,260
Transfer agent fees	—	—	—	466
Administrative service fees	211,488	73,328	282,600	8,121
Shareholder reporting expense	—	—	—	2,534
Professional fees	—	—	—	6,009
Custody and accounting expense	—	—	—	2,646
Directors fees	—	—	—	2,923
Offering expense	—	—	—	24,797
Miscellaneous expense	—	—	—	3,331
Total expenses	1,190,058	2,507,259	1,589,023	142,411
Net waived and reimbursed fees	—	—	(31,957)	(42,786)
Net expenses	1,190,058	2,507,259	1,557,066	99,625
Net investment income (loss)	1,684,191	3,109,936	590,532	(17,416)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	7,847,335	(15,919,447)	12,632,743	(223,504)
Foreign currency related transactions	—	(1,117,258)	(7,255)	—
Futures	(423,905)	87,052	(846,858)	—
Net realized gain (loss) on investments, foreign currency related transactions, and futures	7,423,430	(16,949,653)	11,778,630	(223,504)
Net change in unrealized appreciation or depreciation on:
Investments	8,782,335	4,358,712	2,322,604	1,133,153
Foreign currency related transactions	—	(93,674)	(1,502)	—
Futures	(5,416)	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	8,776,919	4,265,038	2,321,102	1,133,153
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	16,200,349	(12,684,615)	14,099,732	909,649
Increase (decrease) in net assets resulting from operations	$17,884,540	$(9,574,679)	$14,690,264	$892,233
* Foreign taxes withheld	$20,119	$111,749	$1,063	$—

  (1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis Venture Value Portfolio	ING Fundamental Research Portfolio
	Year Ended December 31, 2006	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,218,508	$499,982	$1,744,867	$1,354,797
Interest	1,736,622	80,771	357,308	180,340
Total investment income	3,955,130	580,753	2,102,175	1,535,137
EXPENSES:
Investment management fees	3,535,070	248,542	914,647	516,334
Distribution and service fees:
Class S	648,328	63,727	203,269	96,708
Class ADV	194,772	—	57,592	18,294
Transfer agent fees	—	515	—	—
Administrative service fees	956,552	33,139	114,330	172,425
Shareholder reporting expense	—	11,270	—	—
Professional fees	—	8,416	—	—
Custody and accounting expense	—	10,720	—	—
Directors fees	—	3,042	—	—
Offering expense	—	10,069	—	—
Miscellaneous expense	—	1,633	—	—
Total expenses	5,334,722	391,073	1,289,838	803,761
Net waived and reimbursed fees	—	—	—	(35,157)
Brokerage commission recapture	(940)	(7,916)	—	—
Net expenses	5,333,782	383,157	1,289,838	768,604
Net investment income (loss)	(1,378,652)	197,596	812,337	766,533
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(1,279,457)	(846,617)	1,048,495	2,368,274
Foreign currency related transactions	—	—	(28,052)	—
Futures	—	—	—	541,509
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(1,279,457)	(846,617)	1,020,443	2,909,783
Net change in unrealized appreciation or depreciation on:
Investments	58,074,197	5,171,325	17,058,744	4,175,600
Foreign currency related transactions	—	—	531	—
	—	—	—	10,960
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	58,074,197	5,171,325	17,059,275	4,186,560
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	56,794,740	4,324,708	18,079,718	7,096,343
Increase in net assets resulting from operations	$55,416,088	$4,522,304	$18,892,055	$7,862,876
* Foreign taxes withheld	$1,176	$—	$10,572	$14,417

  (1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING Goldman Sachs Capital Growth Portfolio	ING Goldman Sachs Structured Equity Portfolio	ING JPMorgan International Portfolio	ING JPMorgan MidCap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$423,679	$1,142,021	$21,579,464	$3,843,748
Interest	13,188	7,937	928,991	369,797
Securities lending income	2,670	4,498	151,153	25,064
Total investment income	439,537	1,154,456	22,659,608	4,238,609
EXPENSES:
Investment management fees	368,752	476,316	7,847,777	1,510,458
Distribution and service fees:
Class S	99,666	165,967	688,373	207,084
Class ADV	16,366	8,298	28,194	84,456
Administrative service fees	46,094	136,095	1,961,962	564,278
Total expenses	530,878	786,676	10,526,306	2,366,276
Net waived and reimbursed fees	—	—	(27,158)	—
Brokerage commission recapture	(4,453)	—	—	—
Net expenses	526,425	786,676	10,499,148	2,366,276
Net investment income (loss)	(86,888)	367,780	12,160,460	1,872,333
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	7,133,358	9,631,699	73,739,057	12,710,480
Foreign currency related transactions	—	—	(306,465)	—
Futures	—	49,657	—	—
Net realized gain on investments, foreign currency related transactions, and futures	7,133,358	9,681,356	73,432,592	12,710,480
Net change in unrealized appreciation or depreciation on:
Investments	(3,223,059)	(2,072,156)	114,694,903	16,832,277
Foreign currency related transactions	—	—	131,972	—
Futures	—	(703)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(3,223,059)	(2,072,859)	114,826,875	16,832,277
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	3,910,299	7,608,497	188,259,467	29,542,757
Increase in net assets resulting from operations	$3,823,411	$7,976,277	$200,419,927	$31,415,090
* Foreign taxes withheld	$1,343	$—	$1,833,891	$9,519

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Legg Mason Partners Aggressive Growth Portfolio	ING Legg Mason Partners Large Cap Growth Portfolio	ING Lord Abbett U.S. Government Securities Portfolio	ING Neuberger Berman Partners Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2006	January 3, 2006(1) to December 31, 2006	January 3, 2006(1) to December 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,349,920	$452,849	$—	$2,192,023
Interest	3,080,039	5,936	2,449,759	230,960
Securities lending income	172,686	—	—	—
Total investment income	8,602,645	458,785	2,449,759	2,422,983
EXPENSES:
Investment management fees	7,952,491	315,117	218,352	1,105,529
Distribution and service fees:
Class S	734,908	30,447	39,526	91,343
Class ADV	55,612	98,352	—	—
Transfer agent fees	—	—	514	520
Administrative service fees	1,540,479	98,475	46,457	184,253
Shareholder reporting expense	—	—	16,960	21,106
Professional fees	—	—	7,543	11,585
Custody and accounting expense	—	—	10,307	20,122
Directors fees	—	—	3,327	3,998
Offering expense	—	—	24,862	24,862
Miscellaneous expense	—	—	7,142	6,852
Income on reverse repurchase agreements	—	—	5,925	—
Total expenses	10,283,490	542,391	380,915	1,470,170
Net waived and reimbursed fees	—	—	(1,228)	(146,974)
Net expenses	10,283,490	542,391	379,687	1,323,196
Net investment income (loss)	(1,680,845)	(83,606)	2,070,072	1,099,787
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	16,245,044	454,385	(258,122)	20,129,404
Foreign currency related transactions	—	—	—	(28,826)
Net realized gain (loss) on investments and foreign currency related transactions	16,245,044	454,385	(258,122)	20,100,578
Net change in unrealized appreciation or depreciation on:
Investments	100,027,669	1,200,255	373,401	(5,613,903)
Foreign currency related transactions	—	—	—	(1,270)
Net change in unrealized appreciation or depreciation on investments	100,027,669	1,200,255	373,401	(5,615,173)
Net realized and unrealized gain on investments and foreign currency related transactions	116,272,713	1,654,640	115,279	14,485,405
Increase in net assets resulting from operations	$114,591,868	$1,571,034	$2,185,351	$15,585,192
* Foreign taxes withheld	$23,648	$—	$—	$10,118

  (1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio
	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$123,269	$1,050,878	$39,327,161	$175,369
Interest	14,047	1,149,949	1,136,066	25,985,894
Securities lending income	—	9,083	1,462,572	190,216
Total investment income	137,316	2,209,910	41,925,799	26,351,479
EXPENSES:
Investment management fees	67,472	787,775	15,492,068	1,900,002
Distribution and service fees:
Class S	9,456	226,424	227,509	142,429
Class ADV	—	17,356	557,998	34,454
Transfer agent fees	460	—	—	—
Administrative service fees	8,996	196,945	1,549,169	152,002
Shareholder reporting expense	6,476	—	—	—
Professional fees	6,471	—	—	—
Custody and accounting expense	3,362	—	—	—
Directors fees	1,302	—	—	—
Offering expense	24,862	—	—	—
Miscellaneous expense	4,006	—	—	—
Total expenses	132,863	1,228,500	17,826,744	2,228,887
Net waived and reimbursed fees	(44,767)	—	(11,161)	(25,545)
Brokerage commission recapture	—	(27,575)	—	—
Net expenses	88,096	1,200,925	17,815,583	2,203,342
Net investment income	49,220	1,008,985	24,110,216	24,148,137
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments (net of foreign tax on sale of Indian investments)**	64,825	9,325,152	107,548,633	733,150
Foreign currency related transactions	—	—	(439,409)	(3,736,022)
Futures, swaps, and written options	—	—	—	613,012
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	64,825	9,325,152	107,109,224	(2,389,860)
Net change in unrealized appreciation or depreciation on:
Investments	733,942	(1,112,478)	295,385,178	9,662,659
Foreign currency related transactions	—	—	191,233	(332,423)
Futures, swaps, and written options	—	—	—	704,651
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	733,942	(1,112,478)	295,576,411	10,034,887
Net realized and unrealized gain on investments, foreign currency related transactions, futures, and swaps	798,767	8,212,674	402,685,635	7,645,027
Increase in net assets resulting from operations	$847,987	$9,221,659	$426,795,851	$31,793,164
* Foreign taxes withheld	$545	$21,964	$2,702,430	$40,277
** Foreign tax on sale of Indian investments	$—	$—	$303,333	$—

  (1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2006	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$212,004	$9,512,287	$15,182,184
Interest	14,951,869 **	5,000,191	35,033	1,526,895
Securities lending income	13,106	—	670,135	433,105
Total investment income	14,964,975	5,212,195	10,217,455	17,142,184
EXPENSES:
Investment management fees	1,617,192	486,094	7,650,353	7,558,643
Distribution and service fees:
Class S	218,494	21,211	50,417	229,405
Class ADV	126,428	17,596	331,834	476,898
Transfer agent fees	—	1,514	—	—
Administrative service fees	808,596	81,015	239,055	1,889,661
Shareholder reporting expense	—	18,150	—	—
Professional fees	—	12,632	—	—
Custody and accounting expense	—	12,217	—	—
Directors fees	—	2,860	—	—
Offering expense	—	26,612	—	—
Miscellaneous expense	—	5,881	—	—
Interest expense	51,506	—	—	—
Total expenses	2,822,216	685,782	8,271,659	10,154,607
Net waived and reimbursed fees	—	(55,492)	(6,637)	—
Brokerage commission recapture	—	—	(4,945)	(40,953)
Net expenses	2,822,216	630,290	8,260,077	10,113,654
Net investment income	12,142,759	4,581,905	1,957,378	7,028,530
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	(772,169)	318,237	98,051,061	71,759,679
Foreign currency related transactions	(274,585)	—	—	(254,425)
Futures, swaps, and written options	2,261,529	—	—	—
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	1,214,775	318,237	98,051,061	71,505,254
Net change in unrealized appreciation or depreciation on:
Investments	896,520	2,589,294	2,141,700	83,050,452
Foreign currency related transactions	(158,164)	—	35	(152)
Futures, swaps, and written options	(403,662)	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	334,694	2,589,294	2,141,735	83,050,300
Net realized and unrealized gain on investments, foreign currency related transactions, futures, and swaps	1,549,469	2,907,531	100,192,796	154,555,554
Increase in net assets resulting from operations	$13,692,228	$7,489,436	$102,150,174	$161,584,084
* Foreign taxes withheld	$—	$340	$24,527	$373,839
** Net of foreign taxes withheld	$4,662	$—	$—	$—

  (1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING UBS U.S. Small Cap Growth Portfolio
	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2006	April 28, 2006(1) to December 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$602,039	$2,312,741	$5,465,523	$33,256
Interest	162,682	159,022	312,120	19,131
Securities lending income	—	142,746	16,991	—
Total investment income	764,721	2,614,509	5,794,634	52,387
EXPENSES:
Investment management fees	196,250	1,197,000	2,202,378	89,506
Distribution and service fees:
Class S	36,106	3,766	42,623	2,126
Class ADV	—	1,532	7,222	4
Transfer agent fees	1,583	—	—	467
Administrative service fees	24,531	460,431	471,939	9,945
Shareholder reporting expense	17,561	—	—	3,347
Professional fees	10,619	—	—	1,793
Custody and accounting expense	21,389	—	—	9,363
Directors fees	2,384	—	—	923
Offering expense	24,862	—	—	10,069
Miscellaneous expense	5,076	—	—	964
Total expenses	340,361	1,662,729	2,724,162	128,507
Net waived and reimbursed fees	(64,212)	—	—	(26,700)
Brokerage commission recapture	(231)	(4,944)	(16,002)	(4,917)
Net expenses	275,918	1,657,785	2,708,160	96,890
Net investment income (loss)	488,803	956,724	3,086,474	(44,503)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	51,627	15,730,334	21,199,886	(27,700)
Foreign currency related transactions	(16,813)	(27,357)	—	—
Net realized gain (loss) on investments and foreign currency related transactions	34,814	15,702,977	21,199,886	(27,700)
Net change in unrealized appreciation or depreciation on:
Investments	5,684,305	12,079,200	22,179,628	905,379
Foreign currency related transactions	(13,738)	1,492	—	—
Net change in unrealized appreciation or depreciation on investments	5,670,567	12,080,692	22,179,628	905,379
Net realized and unrealized gain on investments and foreign currency related transactions	5,705,381	27,783,669	43,379,514	877,679
Increase in net assets resulting from operations	$6,194,184	$28,740,393	$46,465,988	$833,176
* Foreign taxes withheld	$47,036	$64,117	$—	$—

  (1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$19,960,746	$15,665,070
Interest	3,456,103	14,320,868
Securities lending income	59,672	—
Total investment income	23,476,521	29,985,938
EXPENSES:
Investment management fees	5,122,624	5,394,743
Distribution and service fees:
Class S	1,112,027	205,044
Class ADV	159,294	80,002
Administrative service fees	2,377,398	196,156
Total expenses	8,771,343	5,875,945
Net waived and reimbursed fees	(364,899)	—
Net expenses	8,406,444	5,875,945
Net investment income	15,070,077	24,109,993
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	27,683,718	28,000,139
Foreign currency related transactions	—	(11,623)
Net realized gain on investments and foreign currency related transactions	27,683,718	27,988,516
Net change in unrealized appreciation or depreciation on:
Investments	89,764,920	65,730,007
Foreign currency related transactions	—	147
Net change in unrealized appreciation or depreciation on investments	89,764,920	65,730,154
Net realized and unrealized gain on investments and foreign currency related transactions	117,448,638	93,718,670
Increase in net assets resulting from operations	$132,518,715	$117,828,663
* Foreign taxes withheld	$179,514	$359,529

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Large Company Value Portfolio		ING American Century Select Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$1,684,191	$847,280	$3,109,936	$1,431,421
Net realized gain (loss) on investments, foreign currency related transactions, and futures	7,423,430	6,661,783	(16,949,653)	3,784,351
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	8,776,919	(6,488,782)	4,265,038	16,637,682
Net increase (decrease) in net assets resulting from operations	17,884,540	1,020,281	(9,574,679)	21,853,454
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(698,723)	(179,496)	(4,330,077)	—
Class S	(55,160)	(521,380)	(36,331)	—
Class ADV	(81,896)	(68,599)	(65,623)	—
Net realized gains:
Class I	(3,884,031)	—	—	—
Class S	(1,011,852)	—	—	—
Class ADV	(712,066)	—	—	—
Total distributions	(6,443,728)	(769,475)	(4,432,031)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	113,580,487	48,249,646	23,334,474	284,479,850
Dividends reinvested	6,443,728	769,474	4,432,031	—
	120,024,215	49,019,120	27,766,505	284,479,850
Cost of shares redeemed	(110,225,198)	(32,619,007)	(124,085,262)	(118,024,396)
Net increase (decrease) in net assets resulting from capital share transactions	9,799,017	16,400,113	(96,318,757)	166,455,454
Net increase (decrease) in net assets	21,239,829	16,650,919	(110,325,467)	188,308,908
NET ASSETS:
Beginning of year	94,557,723	77,906,804	434,379,517	246,070,609
End of year	$115,797,552	$94,557,723	$324,054,050	$434,379,517
Undistributed net investment income at end of year	$1,681,936	$833,524	$1,916,891	$4,356,244

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small-Mid Cap Value Portfolio		ING Baron Asset Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	January 3, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$590,532	$365,190	$(17,416)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	11,778,630	9,320,042	(223,504)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,321,102	(2,786,831)	1,133,153
Net increase in net assets resulting from operations	14,690,264	6,898,401	892,233
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(17,356)	(193,431)	—
Class S	(7,533)	(74,329)	—
Class ADV	(1,313)	(9,562)	—
Net realized gains:
Class I	(181,971)	(5,000,736)	—
Class S	(124,123)	(4,715,809)	—
Class ADV	(37,866)	(1,143,069)	—
Total distributions	(370,162)	(11,136,936)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,001,670	41,255,914	8,628,315
Dividends reinvested	370,162	11,136,936	—
	41,371,832	52,392,850	8,628,315
Cost of shares redeemed	(47,475,484)	(19,356,113)	(413,084)
Net increase (decrease) in net assets resulting from capital share transactions	(6,103,652)	33,036,737	8,215,231
Net increase in net assets	8,216,450	28,798,202	9,107,464
NET ASSETS:
Beginning of year	100,312,945	71,514,743	—
End of year	$108,529,395	$100,312,945	$9,107,464
Undistributed net investment income at end of year	$519,895	$55,273	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Baron Small Cap Growth Portfolio		ING Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	April 28, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(1,378,652)	$(2,197,546)	$197,596
Net realized gain (loss) on investments	(1,279,457)	7,571,949	(846,617)
Net change in unrealized appreciation or depreciation on investments	58,074,197	11,255,372	5,171,325
Net increase in net assets resulting from operations	55,416,088	16,629,775	4,522,304
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class I	(1,151,733)	—	—
Class S	(2,389,008)	—	—
Class ADV	(368,625)	—	—
Total distributions	(3,909,366)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	231,956,068	184,661,901	90,490,052
Dividends reinvested	3,906,693	—	—
	235,862,761	184,661,901	90,490,052
Cost of shares redeemed	(132,467,474)	(41,707,603)	(7,303,662)
Net increase in net assets resulting from capital share transactions	103,395,287	142,954,298	83,186,390
Net increase in net assets	154,902,009	159,584,073	87,708,694
NET ASSETS:
Beginning of year	320,755,821	161,171,748	—
End of year	$475,657,830	$320,755,821	$87,708,694
Undistributed net investment income at end of year	$38,018	$38,018	$197,055

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Davis Venture Value Portfolio		ING Fundamental Research Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$812,337	$14,983	$766,533	$223,332
Net realized gain on investments, foreign currency related transactions, and futures	1,020,443	12,956,720	2,909,783	4,898,578
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	17,059,275	(11,075,272)	4,186,560	(2,672,283)
Net increase in net assets resulting from operations	18,892,055	1,896,431	7,862,876	2,449,627
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,834)	(7,346)	(184,566)	(49,929)
Class S	(4,777)	—	(35,617)	(339,663)
Class ADV	—	(5,573)	—	(27,298)
Net realized gains:
Class I	(1,096,008)	—	(941,287)	—
Class S	(6,206,778)	—	(585,312)	—
Class ADV	(842,626)	—	(57,802)	—
Total distributions	(8,154,023)	(12,919)	(1,804,584)	(416,890)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	150,618,280	19,075,747	62,944,969	6,671,750
Proceeds issued in merger	—	—	17,722,782	6,558,722
Dividends reinvested	8,154,023	12,919	1,804,584	416,890
	158,772,303	19,088,666	82,472,335	13,647,362
Cost of shares redeemed	(17,972,189)	(34,385,548)	(30,610,639)	(21,847,250)
Net increase (decrease) in net assets resulting from capital share transactions	140,800,114	(15,296,882)	51,861,696	(8,199,888)
Net increase (decrease) in net assets	151,538,146	(13,413,370)	57,919,988	(6,167,151)
NET ASSETS:
Beginning of year	56,234,911	69,648,281	41,161,631	47,328,782
End of year	$207,773,057	$56,234,911	$99,081,619	$41,161,631
Undistributed net investment income at end of year	$777,814	$8,141	$766,438	$220,088

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Goldman Sachs Capital Growth Portfolio		ING Goldman Sachs Structured Equity Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$(86,888)	$(209,053)	$367,780	$569,254
Net realized gain on investments and futures	7,133,358	917,207	9,681,356	7,743,960
Net change in unrealized appreciation or depreciation on investments and futures	(3,223,059)	(164,568)	(2,072,859)	(3,001,885)
Net increase in net assets resulting from operations	3,823,411	543,586	7,976,277	5,311,329
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(9,755)	—	(15)
Class S	—	(226,138)	(539,654)	(891,307)
Class ADV	—	—	(19,682)	(7,453)
Net realized gains:
Class I	—	—	—	(150)
Class S	—	—	(7,622,920)	(11,280,104)
Class ADV	—	—	(215,959)	(75,142)
Total distributions	—	(235,893)	(8,398,215)	(12,254,171)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,571,270	8,276,562	7,785,360	9,121,069
Dividends reinvested	—	235,892	8,398,215	12,254,177
	7,571,270	8,512,454	16,183,575	21,375,246
Cost of shares redeemed	(36,747,372)	(41,616,066)	(61,430,490)	(26,870,423)
Net decrease in net assets resulting from capital share transactions	(29,176,102)	(33,103,612)	(45,246,915)	(5,495,177)
Net decrease in net assets	(25,352,691)	(32,795,919)	(45,668,853)	(12,438,019)
NET ASSETS:
Beginning of year	62,435,834	95,231,753	100,674,047	113,112,066
End of year	$37,083,143	$62,435,834	$55,005,194	$100,674,047
Undistributed net investment income at end of year	$57,790	$3,322	$359,046	$558,080

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan International Portfolio		ING JPMorgan MidCap Value Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$12,160,460	$8,873,247	$1,872,333	$732,876
Net realized gain on investments and foreign currency related transactions	73,432,592	14,924,250	12,710,480	12,106,839
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	114,826,875	59,824,235	16,832,277	(739,943)
Net increase in net assets resulting from operations	200,419,927	83,621,732	31,415,090	12,099,772
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(8,050,923)	(2,668,525)	(15,763)	(401,198)
Class S	(180,927)	(2,914,895)	(4,366)	(214,725)
Class ADV	(36,480)	(13,389)	(112)	(20,785)
Net realized gains:
Class I	—	—	(730,561)	(5,487,183)
Class S	—	—	(581,795)	(5,587,089)
Class ADV	—	—	(119,694)	(837,030)
Total distributions	(8,268,330)	(5,596,809)	(1,452,291)	(12,548,010)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	834,826,124	460,466,142	68,003,190	76,471,872
Dividends reinvested	8,268,330	5,596,809	1,452,291	12,548,010
	843,094,454	466,062,951	69,455,481	89,019,882
Cost of shares redeemed	(847,832,867)	(203,247,154)	(31,649,117)	(41,841,366)
Net increase (decrease) in net assets resulting from capital share transactions	(4,738,413)	262,815,797	37,806,364	47,178,516
Net increase in net assets	187,413,184	340,840,720	67,769,163	46,730,278
NET ASSETS:
Beginning of year	919,026,781	578,186,061	171,293,413	124,563,135
End of year	$1,106,439,965	$919,026,781	$239,062,576	$171,293,413
Undistributed net investment income at end of year	$14,128,261	$8,267,001	$1,776,925	$37,022

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Legg Mason Partners Aggressive Growth Portfolio		ING Legg Mason Partners Large Cap Growth Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment loss	$(1,680,845)	$(4,071,807)	$(83,606)	$(174,227)
Net realized gain on investments	16,245,044	40,718,226	454,385	740,873
Net change in unrealized appreciation or depreciation on investments	100,027,669	52,471,455	1,200,255	2,548,360
Net increase in net assets resulting from operations	114,591,868	89,117,874	1,571,034	3,115,006
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class I	—	—	(290,112)	(2,054,680)
Class S	—	—	(196,333)	(1,369,162)
Class ADV	—	—	(311,057)	(2,850,971)
Total distributions	—	—	(797,502)	(6,274,813)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	839,171,554	321,714,457	7,259,163	11,904,700
Dividends reinvested	—	—	797,502	6,274,813
	839,171,554	321,714,457	8,056,665	18,179,513
Cost of shares redeemed	(580,359,060)	(369,126,556)	(22,910,555)	(25,006,303)
Net increase (decrease) in net assets resulting from capital share transactions	258,812,494	(47,412,099)	(14,853,890)	(6,826,790)
Net increase (decrease) in net assets	373,404,362	41,705,775	(14,080,358)	(9,986,597)
NET ASSETS:
Beginning of year	976,661,420	934,955,645	58,126,163	68,112,760
End of year	$1,350,065,782	$976,661,420	$44,045,805	$58,126,163
Undistributed net investment income at end of year	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Lord Abbett U.S. Government Securities Portfolio	ING Neuberger Berman Partners Portfolio
	January 3, 2006(1) to December 31, 2006	January 3, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$2,070,072	$1,099,787
Net realized gain (loss) on investments and foreign currency related transactions	(258,122)	20,100,578
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	373,401	(5,615,173)
Net increase in net assets resulting from operations	2,185,351	15,585,192
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,544,159)	—
Class S	(574,796)	—
Class ADV	(44)	—
Total distributions	(2,118,999)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	75,533,877	357,380,071
Proceeds issued in merger	—	178,456,953
Dividends reinvested	2,003,224	—
	77,537,101	535,837,024
Cost of shares redeemed	(28,297,129)	(137,892,684)
Net increase in net assets resulting from capital share transactions	49,239,972	397,944,340
Net increase in net assets	49,306,324	413,529,532
NET ASSETS:
End of year	$49,306,324	$413,529,532
Undistributed net investment income at end of year	$—	$1,130,355

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Neuberger Berman Regency Portfolio	ING OpCap Balanced Value Portfolio
	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$49,220	$1,008,985	$846,520
Net realized gain on investments	64,825	9,325,152	7,799,945
Net change in unrealized appreciation or depreciation on investments	733,942	(1,112,478)	(5,196,957)
Net increase in net assets resulting from operations	847,987	9,221,659	3,449,508
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(26,062)	(63,166)	(28,329)
Class S	(18,035)	(755,243)	(520,776)
Class ADV	(4)	(28,385)	(7,580)
Net realized gains:
Class I	(17,052)	—	—
Class S	(17,975)	—	—
Class ADV	(3)	—	—
Total distributions	(79,131)	(846,794)	(556,685)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,473,019	7,538,615	13,204,322
Dividends reinvested	41,323	846,794	556,685
	13,514,342	8,385,409	13,761,007
Cost of shares redeemed	(1,749,824)	(57,097,899)	(56,688,446)
Net increase (decrease) in net assets resulting from capital share transactions	11,764,518	(48,712,490)	(42,927,439)
Net increase (decrease) in net assets	12,533,374	(40,337,625)	(40,034,616)
NET ASSETS:
Beginning of period	—	127,937,014	167,971,630
End of period	$12,533,374	$87,599,389	$127,937,014
Undistributed net investment income at end of period	$3,991	$1,006,530	$844,339

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Global Portfolio		ING Oppenheimer Strategic Income Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$24,110,216	$18,731,629	$24,148,137	$10,527,028
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	107,109,224	38,078,729	(2,389,860)	(4,426,128)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	295,576,411	301,396,130	10,034,887	(432,116)
Net increase in net assets resulting from operations	426,795,851	358,206,488	31,793,164	5,668,784
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,633,130)	(18,570,448)	(1,398,755)	(6,830,671)
Class S	(64,010)	(262,232)	(62,039)	(1,224,476)
Class ADV	(65,785)	(274,831)	(14,604)	(97,781)
Net realized gains:
Class I	(3,444,323)	(38,556,836)	—	—
Class S	(150,378)	(623,934)	—	—
Class ADV	(177,950)	(1,887,663)	—	—
Total distributions	(5,535,576)	(60,175,944)	(1,475,398)	(8,152,928)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	219,061,778	1,313,067,141	90,602,877	257,525,626
Dividends reinvested	5,535,576	60,175,944	1,475,398	8,152,928
	224,597,354	1,373,243,085	92,078,275	265,678,554
Cost of shares redeemed	(296,392,861)	(251,779,828)	(65,688,710)	(62,468,193)
Net increase (decrease) in net assets resulting from capital share transactions	(71,795,507)	1,121,463,257	26,389,565	203,210,361
Net increase in net assets	349,464,768	1,419,493,801	56,707,331	200,726,217
NET ASSETS:
Beginning of year	2,409,542,698	990,048,897	368,500,377	167,774,160
End of year	$2,759,007,466	$2,409,542,698	$425,207,708	$368,500,377
Undistributed net investment income (accumulated net investment loss) at end of year	$28,989,763	$1,566,525	$19,686,469	$(301,523)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Portfolio		ING Pioneer High Yield Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	January 3, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income	$12,142,759	$6,658,839	$4,581,905
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	1,214,775	(1,344,837)	318,237
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	334,694	(594,196)	2,589,294
Net increase in net assets resulting from operations	13,692,228	4,719,806	7,489,436
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,464,221)	(2,420,204)	(3,999,136)
Class S	(1,499,405)	(1,260,749)	(466,680)
Class ADV	(429,622)	(278,056)	(175,101)
Net realized gains:
Class I	—	(1,621,001)	(331,780)
Class S	—	(946,778)	(23,180)
Class ADV	—	(236,721)	(1,397)
Total distributions	(6,393,248)	(6,763,509)	(4,997,274)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	131,923,895	156,194,807	147,746,231
Dividends reinvested	6,393,248	6,763,509	4,830,169
	138,317,143	162,958,316	152,576,400
Cost of shares redeemed	(96,199,045)	(59,280,406)	(26,320,610)
Net increase in net assets resulting from capital share transactions	42,118,098	103,677,910	126,255,790
Net increase in net assets	49,417,078	101,634,207	128,747,952
NET ASSETS:
Beginning of year	283,407,100	181,772,893	—
End of year	$332,824,178	$283,407,100	$128,747,952
Undistributed net investment income at end of year	$14,285,429	$6,533,108	$2,120

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio		ING T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$1,957,378	$(747,595)	$7,028,530	$3,158,210
Net realized gain on investments and foreign currency related transactions	98,051,061	21,391,388	71,505,254	54,315,097
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,141,735	124,275,272	83,050,300	8,240,956
Net increase in net assets resulting from operations	102,150,174	144,919,065	161,584,084	65,714,263
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(2,793,872)	(4,157,878)
Class S	—	—	—	(459,082)
Class ADV	—	—	—	(86,062)
Net realized gains:
Class I	(23,791,368)	(18,009,139)	(1,879,138)	—
Class S	(530,826)	(369,650)	(77,274)	—
Class ADV	(1,209,471)	(1,195,725)	(164,722)	—
Total distributions	(25,531,665)	(19,574,514)	(4,915,006)	(4,703,022)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	98,056,004	705,259,094	463,870,698	261,255,686
Dividends reinvested	25,531,665	19,574,514	4,915,006	4,703,022
	123,587,669	724,833,608	468,785,704	265,958,708
Cost of shares redeemed	(297,212,857)	(211,755,331)	(358,916,531)	(106,445,922)
Net increase (decrease) in net assets resulting from capital share transactions	(173,625,188)	513,078,277	109,869,173	159,512,786
Net increase (decrease) in net assets	(97,006,679)	638,422,828	266,538,251	220,524,027
NET ASSETS:
Beginning of year	1,222,787,959	584,365,131	1,148,069,998	927,545,971
End of year	$1,125,781,280	$1,222,787,959	$1,414,608,249	$1,148,069,998
Undistributed net investment income at end of year	$1,957,378	$—	$6,772,277	$2,799,826

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio
	January 3, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$488,803	$956,724	$892,887
Net realized gain on investments and foreign currency related transactions	34,814	15,702,977	21,394,227
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,670,567	12,080,692	(20,168,080)
Net increase in net assets resulting from operations	6,194,184	28,740,393	2,119,034
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(120,416)	(882,011)	(1,677,923)
Class S	(353,221)	(742)	(1,735)
Class ADV	(11)	(421)	(946)
Net realized gains:
Class I	(7,035)	—	—
Class S	(22,646)	—	—
Class ADV	(1)	—	—
Total distributions	(503,330)	(883,174)	(1,680,604)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,702,244	13,297,964	5,877,626
Dividends reinvested	375,868	883,174	1,680,604
	47,078,112	14,181,138	7,558,230
Cost of shares redeemed	(5,576,209)	(40,932,472)	(50,839,039)
Net increase (decrease) in net assets resulting from capital share transactions	41,501,903	(26,751,334)	(43,280,809)
Net increase (decrease) in net assets	47,192,757	1,105,885	(42,842,379)
NET ASSETS:
Beginning of period	—	192,476,573	235,318,952
End of period	$47,192,757	$193,582,458	$192,476,573
Undistributed net investment income at end of period	$1,653	$926,863	$880,670

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING UBS U.S. LargeCap Equity Portfolio		ING UBS U.S. Small Cap Growth Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	April 28, 2006(1) to December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$3,086,474	$2,427,937	$(44,503)
Net realized gain (loss) on investments	21,199,886	16,383,118	(27,700)
Net change in unrealized appreciation or depreciation on investments	22,179,628	5,356,121	905,379
Net increase in net assets resulting from operations	46,465,988	24,167,176	833,176
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,308,904)	(2,317,124)	—
Class S	(110,985)	(36,503)	—
Class ADV	(9,291)	(913)	—
Net realized gains:
Class I	—	—	(190,476)
Class S	—	—	(43,189)
Class ADV	—	—	(8)
Total distributions	(2,429,180)	(2,354,540)	(233,673)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,409,952	36,702,100	34,639,445
Dividends reinvested	2,429,180	2,354,540	191,856
	125,839,132	39,056,640	34,831,301
Cost of shares redeemed	(63,216,458)	(49,737,719)	(7,946,996)
Net increase (decrease) in net assets resulting from capital share transactions	62,622,674	(10,681,079)	26,884,305
Net increase in net assets	106,659,482	11,131,557	27,483,808
NET ASSETS:
Beginning of year	280,784,344	269,652,787	—
End of year	$387,443,826	$280,784,344	$27,483,808
Undistributed net investment income at end of year	$3,083,237	$2,425,943	$43

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Comstock Portfolio		ING Van Kampen Equity and Income Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$15,070,077	$7,267,851	$24,109,993	$18,761,491
Net realized gain on investments and foreign currency related transactions	27,683,718	41,320,450	27,988,516	28,387,584
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	89,764,920	(22,798,099)	65,730,154	39,278,253
Net increase in net assets resulting from operations	132,518,715	25,790,202	117,828,663	86,427,328
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,223,582)	(597,068)	(16,983,138)	(934,945)
Class S	(2,802,840)	(2,370,408)	(1,563,228)	—
Class ADV	(241,587)	(58,758)	(264,974)	(2,613)
Net realized gains:
Class I	(20,901,834)	(3,495,178)	(30,185,503)	(937,820)
Class S	(19,152,742)	(16,744,159)	(2,949,494)	(29,541)
Class ADV	(1,609,973)	(638,099)	(581,467)	(11,548)
Total distributions	(48,932,558)	(23,903,670)	(52,527,804)	(1,916,467)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	634,525,643	315,024,796	90,334,622	572,188,500
Dividends reinvested	48,932,558	23,903,670	52,527,804	1,916,468
	683,458,201	338,928,466	142,862,426	574,104,968
Cost of shares redeemed	(433,245,639)	(44,956,448)	(98,160,881)	(331,095,654)
Net increase in net assets resulting from capital share transactions	250,212,562	293,972,018	44,701,545	243,009,314
Net increase in net assets	333,798,719	295,858,550	110,002,404	327,520,175
NET ASSETS:
Beginning of year	696,533,195	400,674,645	922,097,043	594,576,868
End of year	$1,030,331,914	$696,533,195	$1,032,099,447	$922,097,043
Undistributed net investment income at end of year	$15,068,013	$7,265,945	$24,096,125	$18,809,095

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$14.24		14.22	13.03	9.97	12.90
Income (loss) from investment operations:
Net investment income		$0.26	*	0.21	0.17	0.06	0.03
Net realized and unrealized gain (loss) on investments		$2.42		0.00 **	1.15	3.09	(2.94)
Total from investment operations		$2.68		0.21	1.32	3.15	(2.91)
Less distributions:
Net investment income		$0.14		0.19	0.13	0.09	0.01
Net realized gain on investments		$0.75		—	—	—	0.01
Total distributions		$0.89		0.19	0.13	0.09	0.02
Net asset value, end of year		$16.03		14.24	14.22	13.03	9.97
Total Return(1)%		19.58		1.51	10.24	31.74	(22.59)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$82,254		39,624	2,956	1,077	35
Ratios to average net assets:
Expenses	%	1.00		1.00	1.00	1.00	1.00
Net investment income	%	1.73		1.50	1.39	1.20	0.98
Portfolio turnover rate	%	56		105	38	38	47
		Class S
		Year Ended December 31,
		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$14.20		14.17	12.98	9.94	12.89
Income (loss) from investment operations:
Net investment income		$0.21	*	0.15	0.15	0.11	0.07
Net realized and change in unrealized gain (loss) on investments		$2.43		0.02	1.14	3.00	(3.01)
Total from investment operations		$2.64		0.17	1.29	3.11	(2.94)
Less distributions:
Net investment income		$0.04		0.14	0.10	0.07	0.00 **
Net realized gain on investments		$0.75		—	—	—	0.01
Total distributions		$0.79		0.14	0.10	0.07	0.01
Net asset value, end of year		$16.05		14.20	14.17	12.98	9.94
Total Return(1)%		19.30		1.26	10.05	31.34	(22.84)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$23,019		43,127	66,267	63,547	46,345
Ratios to average net assets:
Expenses	%	1.25		1.25	1.25	1.25	1.25
Net investment income	%	1.43		1.06	1.05	1.00	0.70
Portfolio turnover rate	%	56		105	38	38	47

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$14.08		14.05		12.89	9.90	12.89
Income (loss) from investment operations:
Net investment income		$0.18	*	0.12	*	0.10	0.08	0.03
Net realized and unrealized gain (loss) on investments		$2.38		0.03		1.14	2.99	(3.00)
Total from investment operations		$2.56		0.15		1.24	3.07	(2.97)
Less distributions:
Net investment income		$0.09		0.12		0.08	0.08	0.01
Net realized gain on investments		$0.75		—		—	—	0.01
Total distributions		$0.84		0.12		0.08	0.08	0.02
Net asset value, end of year		$15.80		14.08		14.05	12.89	9.90
Total Return(1)%		18.89		1.09		9.70	31.13	(23.08)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,524		11,806		8,684	7,313	5,197
Ratios to average net assets:
Expenses	%	1.50		1.50		1.50	1.50	1.50
Net investment income	%	1.21		0.87		0.81	0.75	0.99
Portfolio turnover rate	%	56		105		38	38	47

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY SELECT PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,,
		2006	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.44	9.35		8.90		6.62	9.85
Income (loss) from investment operations:
Net investment income (loss)		$0.08 **	0.03		0.00	*	(0.01)	(0.00)*
Net realized and unrealized gain (loss) on investments		$(0.24)	0.06		0.45		2.29	(3.23)
Total from investment operations		$(0.16)	0.09		0.45		2.28	(3.23)
Less distributions:
Net investment income		$0.12	—		—		—	—
Total distributions		$0.12	—		—		—	—
Net asset value, end of year		$9.16	9.44		9.35		8.90	6.62
Total Return(1)%		(1.61)	0.96	†	5.06		34.44	(32.79)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$308,346	404,822		202,265		721	82
Ratios to average net assets:
Expenses	%	0.66	0.66		0.90		1.00	1.00
Net investment income (loss)%		0.87	0.41		0.38		(0.21)	(0.09)
Portfolio turnover rate	%	220	133		506		169	245
		Class S
		Year Ended December 31,
		2006	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.33	9.27		8.85		6.60	9.85
Income (loss) from investment operations:
Net investment income (loss)		$0.06 **	0.02		(0.00	)*	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments		$(0.23)	0.04		0.42		2.27	(3.24)
Total from investment operations		$(0.17)	0.06		0.42		2.25	(3.25)
Less distributions:
Net investment income		$0.07	—		—		—	—
Total distributions		$0.07	—		—		—	—
Net asset value, end of year		$9.09	9.33		9.27		8.85	6.60
Total Return(1)%		(1.75)	0.65	†	4.75		34.29	(33.10)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,602	8,168		13,482		2,874	321
Ratios to average net assets:
Expenses	%	0.91	0.91		1.15		1.25	1.25
Net investment income (loss)%		0.62	0.11		(0.10)		(0.45)	(0.31)
Portfolio turnover rate	%	220	133		506		169	245

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Amount is less than $0.005 or more than $(0.005).

**  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which does not impact total return.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY SELECT PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.24	9.20	8.81	6.58	9.85
Income (loss) from investment operations:
Net investment income (loss)		$0.03 *	(0.01)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments		$(0.22)	0.05	0.47	2.28	(3.22)
Total from investment operations		$(0.19)	0.04	0.39	2.23	(3.27)
Less distributions:
Net investment income		$0.04	—	—	—	—
Total distributions		$0.04	—	—	—	—
Net asset value, end of year		$9.01	9.24	9.20	8.81	6.58
Total Return(1)%		(2.01)	0.43 †	4.43	33.89	(33.20)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$11,106	21,390	30,324	53,998	45,533
Ratios to average net assets:
Expenses	%	1.16	1.16	1.40	1.50	1.50
Net investment income (loss)%		0.36	(0.13)	(0.60)	(0.70)	(0.65)
Portfolio turnover rate	%	220	133	506	169	245

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which did not impact total return.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.77		12.24	10.77		8.16	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.06	0.03		0.02	0.01
Net realized and unrealized gain (loss) on investments	$1.75		0.94	2.28		2.89	(1.84)
Total from investment operations	$1.84		1.00	2.31		2.91	(1.83)
Less distributions:
Net investment income	$0.00	**	0.05	0.02		0.03	0.01
Net realized gain on investments	$0.03		1.42	0.82		0.27	—
Total distributions	$0.03		1.47	0.84		0.30	0.01
Net asset value, end of period	$13.58		11.77	12.24		10.77	8.16
Total Return(2)%	15.75		8.17	21.61		35.84	(18.36)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$48,088		46,237	28,433		8,007	669
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.22		1.30	1.30		1.32	1.40
Gross expenses prior to expense reimbursement(3)%	1.25		1.30	1.30		1.40	1.40
Net investment income after expense reimbursement(3)%	0.71		0.61	0.35		0.53	0.48
Portfolio turnover rate %	156		101	107		137	70
	Class S
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.74		12.22	10.76		8.15	10.00
Income (loss) from investment operations:
Net investment income	$0.05		0.04	0.00	**	0.02	0.00 **
Net realized and unrealized gain (loss) on investments	$1.75		0.92	2.28		2.87	(1.85)
Total from investment operations	$1.80		0.96	2.28		2.89	(1.85)
Less distributions:
Net investment income	$0.00	**	0.02	0.00	**	0.01	0.00 **
Net realized gain on investments	$0.03		1.42	0.82		0.27	—
Total distributions	$0.03		1.44	0.82		0.28	0.00
Net asset value, end of period	$13.51		11.74	12.22		10.76	8.15
Total Return(2)%	15.43		7.85	21.34		35.49	(18.48)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$47,839		43,053	37,816		12,363	6,324
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.47		1.55	1.55		1.57	1.65
Gross expenses prior to expense reimbursement(3)%	1.50		1.55	1.55		1.65	1.65
Net investment income after expense reimbursement(3)%	0.39		0.35	0.09		0.23	0.09
Portfolio turnover rate %	156		101	107		137	70

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average shares outstanding throughout the period.

**  Amount is less than $ 0.005.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.63		12.13	10.71	8.13		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.02		0.01	(0.02)	0.01		0.00 *
Net realized and unrealized gain (loss) on investments	$1.73		0.92	2.26	2.84		(1.86)
Total from investment operations	$1.75		0.93	2.24	2.85		(1.86)
Less distributions:
Net investment income	$0.00	*	0.01	—	0.00	*	0.01
Net realized gain on investments	$0.03		1.42	0.82	0.27		—
Total distributions	$0.03		1.43	0.82	0.27		0.01
Net asset value, end of period	$13.35		11.63	12.13	10.71		8.13
Total Return(2)%	15.14		7.65	21.03	35.08		(18.62)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12,602		11,023	5,266	2,843		815
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.72		1.80	1.80	1.82		1.90
Gross expenses prior to expense reimbursement(3)%	1.75		1.80	1.80	1.90		1.90
Net investment income (loss) after expense reimbursement(3)%	0.18		0.10	(0.14)	0.00*		0.06
Portfolio turnover rate %	156		101	107	137		70

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING BARON ASSET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I	Class S
	January 3, 2006(1) to December 31, 2006	May 3 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.73
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.03 *
Net realized and unrealized gain on investments	$1.14	0.34
Total from investment operations	$1.14	0.37
Net asset value, end of period	$11.14	11.10
Total Return(2)%	11.40	3.45
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,583	313
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.05	1.30
Gross expenses prior to expense reimbursement(3)%	1.58	1.83
Net investment loss after expense reimbursement(3)(4)%	(0.05)	0.31
Portfolio turnover rate %	23	23

Class ADV
January 18, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.04
Income (loss) from investment operations:
Net investment loss	$(0.06)
Net realized and unrealized income on investments	$1.11
Total from investment operations	$1.05
Net asset value, end of period	$11.09
Total Return(2)%	10.46
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,211
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.55
Gross expenses prior to expense reimbursement(3)%	2.08
Net investment loss after expense reimbursement(3)(4)%	(0.57)
Portfolio turnover rate %	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,					May 1, 2002(1) to December 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$16.21	15.06		11.74	8.77	10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.14	)*	(0.07)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	$2.51	1.29		3.39	3.02	(1.20)
Total from investment operations	$2.49	1.15		3.32	2.97	(1.23)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.55	16.21		15.06	11.74	8.77
Total Return(2)%	15.54	7.64		28.28	33.87	(12.30)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$130,780	81,664		29,954	10,522	706
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)%	1.08	1.20		1.20	1.21	1.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)%	1.08	1.20		1.20	1.21	1.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.08	1.25		1.20	1.25	1.25
Net investment loss after expense reimbursement and brokerage commission recapture(3)%	(0.13)	(0.87)		(0.71)	(0.90)	(1.01)
Portfolio turnover rate %	15	11		19	19	12
	Class S
	Year Ended December 31,					May 1, 2002(1) to December 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$16.06	14.96		11.69	8.76	10.00
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.14	)*	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	$2.48	1.24		3.36	3.00	(1.18)
Total from investment operations	$2.42	1.10		3.27	2.93	(1.24)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.33	16.06		14.96	11.69	8.76
Total Return(2)%	15.24	7.35		27.97	33.45	(12.40)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$299,287	207,527		114,112	44,200	7,793
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)%	1.33	1.45		1.45	1.46	1.50
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)%	1.33	1.45		1.45	1.46	1.50
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.33	1.50		1.45	1.50	1.50
Net investment loss after expense reimbursement and brokerage commission recapture(3)%	(0.38)	(0.92)		(0.96)	(1.15)	(1.23)
Portfolio turnover rate %	15	11		19	19	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,					May 1, 2002(1) to December 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.90	14.85		11.64	8.74	10.00
Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.19	)*	(0.09)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	$2.46	1.24		3.30	3.02	(1.24)
Total from investment operations	$2.36	1.05		3.21	2.90	(1.26)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.11	15.90		14.85	11.64	8.74
Total Return(2)%	15.02	7.07		27.58	33.18	(12.60)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$45,591	31,565		17,106	3,950	2,131
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)%	1.58	1.70		1.70	1.71	1.75
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)%	1.58	1.70		1.70	1.71	1.75
Gross expenses prior to expense reimbursements and brokerage commission recapture(3)%	1.58	1.75		1.70	1.75	1.75
Net investment loss after expense reimbursement and brokerage commission recapture(3)%	(0.63)	(1.23)		(1.22)	(1.42)	(1.56)
Portfolio turnover rate %	15	11		19	19	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each period.

Class I
April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.05
Net realized and unrealized income on investments	$0.12
Total from investment operations	$0.17
Net asset value, end of period	$10.17
Total Return(2)%	1.70
Ratios and Supplemental Data:
Net assets, end of period (000's)	$11,698
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.96
Net expenses prior to brokerage commission recapture(3)%	0.99
Gross expenses prior to brokerage commission recapture(3)%	0.99
Net investment income after brokerage commission recapture(3)%	0.78
Portfolio turnover rate %	48

	Class S	Class ADV
	May 1, 2006(1) to December 31, 2006	December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.95	10.15
Income from investment operations:
Net investment income (loss)	$0.04 *	(0.00	)**
Net realized and unrealized income on investments	$0.16	—
Total from investment operations	$0.20	(0.00	)**
Net asset value, end of period	$10.15	10.15
Total Return(2)%	2.01	—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$76,010	1
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.21	1.46
Net expenses prior to brokerage commission recapture(3)%	1.24	1.49
Gross expenses prior to brokerage commission recapture(3)%	1.24	1.49
Net investment income (loss) after brokerage commission recapture(3)%	0.53	(1.46)
Portfolio turnover rate %	48	48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.79		18.09		16.64	12.00		16.01
Income (loss) from investment operations:
Net investment income (loss)		$0.18	*	0.06	*	0.05	(0.03	)*	0.10
Net realized and unrealized gain (loss) on investments		$2.34		0.66		1.40	4.92		(4.01)
Total from investment operations		$2.52		0.72		1.45	4.89		(3.91)
Less distributions:
Net investment income		$0.01		0.02		—	0.25		0.01
Net realized gain on investments		$1.43		—		—	—		0.09
Total distributions		$1.44		0.02		—	0.25		0.10
Net asset value, end of year		$19.87		18.79		18.09	16.64		12.00
Total Return(1)%		14.19		4.10		8.71	41.06		(24.42)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$59,749		3,108		3,295	2,102		62
Ratios to average net assets:
Expenses	%	0.90		1.07		1.10	1.10		1.10
Net investment income (loss)%		0.94		0.33		0.31	(0.21)		2.13
Portfolio turnover rate	%	6		110		33	105		114
		Class S
		Year Ended December 31,
		2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.69		17.99		16.59	11.97		16.01
Income (loss) from investment operations:
Net investment income (loss)		$0.13	*	0.01	*	0.00 **	(0.02	)*	0.21
Net realized and unrealized gain (loss) on investments		$2.31		0.69		1.40	4.86		(4.15)
Total from investment operations		$2.44		0.70		1.40	4.84		(3.94)
Less distributions:
Net investment income		$—		—		—	0.22		0.01
Net realized gain on investments		$1.43		—		—	—		0.09
Total distributions		$1.43		—		—	0.22		0.10
Net asset value, end of year		$19.70		18.69		17.99	16.59		11.97
Total Return(1)%		13.85		3.89		8.44	40.68		(24.62)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$134,821		41,822		56,159	56,159		34,833
Ratios to average net assets:
Expenses	%	1.15		1.32		1.35	1.35		1.35
Net investment income (loss)%		0.69		0.06		0.02	(0.17)		1.48
Portfolio turnover rate	%	6		110		33	105		114

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING DAVIS VENTURE VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006	2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.46	17.82		16.47	11.94		16.01
Income (loss) from investment operations:
Net investment income (loss)		$0.07	(0.03	)*	(0.02)	(0.07	)*	0.06
Net realized and unrealized gain (loss) on investments		$2.29	0.67		1.37	4.85		(4.03)
Total from investment operations		$2.36	0.64		1.35	4.78		(3.97)
Less distributions:
Net investment income		$—	0.00	**	—	0.25		0.01
Net realized gain on investments		$1.43	—		—	—		0.09
Total distributions		$1.43	0.00	**	—	0.25		0.10
Net asset value, end of year		$19.39	18.46		17.82	16.47		11.94
Total Return(1)%		13.58	3.62		8.20	40.31		(24.79)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$13,203	11,305		10,195	3,299		535
Ratios to average net assets:
Expenses	%	1.40	1.57		1.60	1.60		1.60
Net investment income (loss)%		0.44	(0.18)		(0.18)	(0.51)		1.79
Portfolio turnover rate	%	6	110		33	105		114

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING FUNDAMENTAL RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

	Class I
	Year Ended December 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.10	8.71		7.97	6.30	8.16
Income (loss) from investment operations:
Net investment income	$0.10 **	0.07	**	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	$1.02	0.44		0.73	1.70	(1.89)
Total from investment operations	$1.12	0.51		0.80	1.74	(1.86)
Less distributions:
Net investment income	$0.03	0.12		0.06	0.07	0.00 *
Net realized gain on investments	$0.15	—		—	—	0.00 *
Total distributions	$0.18	0.12		0.06	0.07	0.00
Net asset value, end of year	$10.04	9.10		8.71	7.97	6.30
Total Return(1)%	12.49	5.90		10.19	27.74	(22.76)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$59,969	10,591		4,047	650	199
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.76	0.80		0.80	0.80	0.80
Gross expenses prior to expense reimbursement %	0.80	0.80		0.80	0.80	0.80
Net investment income after expense reimbursement(2)%	1.10	0.78		1.33	1.03	1.08
Portfolio turnover rate %	194	220		91	35	60
	Class S
	Year Ended December 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.10	8.70		7.96	6.29	8.16
Income (loss) from investment operations:
Net investment income	$0.07	0.05	**	0.08	0.06	0.05
Net realized and unrealized gain (loss) on investments	$1.02	0.44		0.71	1.66	(1.92)
Total from investment operations	$1.09	0.49		0.79	1.72	(1.87)
Less distributions:
Net investment income	$0.01	0.09		0.05	0.05	0.00 *
Net realized gain on investments	$0.15	—		—	—	0.00 *
Total distributions	$0.16	0.09		0.05	0.05	0.00
Net asset value, end of year	$10.03	9.10		8.70	7.96	6.29
Total Return(1)%	12.14	5.71		9.95	27.38	(22.89)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$35,245	26,757		39,657	37,612	32,443
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.01	1.05		1.05	1.05	1.05
Gross expenses prior to expense reimbursement %	1.05	1.05		1.05	1.05	1.05
Net investment income after expense reimbursement(2)%	0.70	0.55		0.93	0.74	0.57
Portfolio turnover rate %	194	220		91	35	60

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005.

**  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FUNDAMENTAL RESEARCH PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each year.

	Class ADV
	Year Ended December 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.02	8.63		7.90	6.28	8.16
Income (loss) from investment operations:
Net investment income	$0.04	0.03	**	0.05	0.05	0.00	*
Net realized and unrealized gain (loss) on investments	$1.02	0.43		0.71	1.64	(1.88)
Total from investment operations	$1.06	0.46		0.76	1.69	(1.88)
Less distributions:
Net investment income	$—	0.07		0.03	0.07	0.00	*
Net realized gain on investments	$0.15	—		—	—	0.00	*
Total distributions	$0.15	0.07		0.03	0.07	0.00
Net asset value, end of year	$9.93	9.02		8.63	7.90	6.28
Total Return(1)%	11.91	5.33		9.73	26.99	(23.03)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$3,867	3,813		3,625	4,669	1,036
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.26	1.30		1.30	1.30	1.30
Gross expenses prior to expense reimbursement %	1.30	1.30		1.30	1.30	1.30
Net investment income after expense reimbursement(2)%	0.43	0.30		0.61	0.50	0.53
Portfolio turnover rate %	194	220		91	35	60

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005.

**  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$11.49	11.31		10.40	8.40	11.15
Income (loss) from investment operations:
Net investment income (loss)		$0.01	(0.00	)**	0.05	0.02	0.01
Net realized and unrealized gain (loss) on investments		$1.00	0.24		0.89	1.98	(2.76)
Total from investment operations		$1.01	0.24		0.94	2.00	(2.75)
Less distributions:
Net investment income		$—	0.06		0.03	—	0.00 *
Total distributions		$—	0.06		0.03	—	0.00
Net asset value, end of year		$12.50	11.49		11.31	10.40	8.40
Total Return(1)%		8.79	2.17		9.08	23.81	(24.65)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$3,191	2,806		1,761	1,210	173
Ratios to net assets:
Net expenses after brokerage commission recapture	%	0.89	1.05		1.05	1.05	1.05
Gross expenses prior to brokerage commission recapture	%	0.90	1.05		1.05	1.05	1.05
Net investment income (loss) after brokerage commission recapture		$0.08	(0.01)		0.54	0.30	0.45
Portfolio turnover rate		$56	34		46	23	32
		Class S
		Year Ended December 31,
		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$11.44	11.26		10.36	8.38	11.15
Income (loss) from investment operations:
Net investment income (loss)		$(0.03)	(0.03	)**	0.02	0.01	(0.01)
Net realized and unrealized gain (loss) on investments		$1.01	0.24		0.88	1.97	(2.76)
Total from investment operations		$0.98	0.21		0.90	1.98	(2.77)
Less distributions:
Net investment income		$—	0.03		0.00 *	—	0.00 *
Total distributions		$—	0.03		0.00	—	0.00
Net asset value, end of year		$12.42	11.44		11.26	10.36	8.38
Total Return(1)%		8.57	1.90		8.74	23.63	(24.84)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$31,117	55,785		87,353	90,005	78,023
Ratios to net assets:
Net expenses after brokerage commission recapture	%	1.14	1.30		1.30	1.30	1.30
Gross expenses prior to brokerage commission recapture	%	1.15	1.30		1.30	1.30	1.30
Net investment income (loss) after brokerage commission recapture	%	(0.19)	(0.26)		0.28	0.06	(0.08)
Portfolio turnover rate	%	56	34		46	23	32

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Amount is less than $0.005 or more than $(0.005).

**  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$11.43	11.24		10.36	8.41	11.15
Income (loss) from investment operations:
Net investment income (loss)		$(0.06)	(0.06	)*	0.01	(0.02)	(0.00)**
Net realized and unrealized gain (loss) on investments		$1.00	0.25		0.87	1.97	(2.74)
Total from investment operations		$0.94	0.19		0.88	1.95	(2.74)
Less distributions:
Net investment income		$—	—		—	—	0.00 **
Total distributions		$—	—		—	—	0.00 **
Net asset value, end of year		$12.37	11.43		11.24	10.36	8.41
Total Return(1)%		8.22	1.69		8.49	23.19	(24.56)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$2,775	3,845		6,117	5,299	4,124
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.39	1.55		1.55	1.55	1.55
Gross expenses prior to brokerage commission recapture	%	1.40	1.55		1.55	1.55	1.55
Net investment income (loss) after brokerage commission recapture	%	(0.44)	(0.51)		0.06	(0.19)	(0.09)
Portfolio turnover rate	%	56	34		46	23	32

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS® STRUCTURED EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I						Class S
	December 29, 2006(4) to December 31,		January 1, 2006 to May 4,	Year Ended December 31		May 1, 2003(1) to December 31,	Year Ended December 31,				May 1, 2003(1) to December 31,
	2006		2006(4)	2005	2004	2003	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.74		12.50	13.42	12.46	10.00	12.45		13.38	12.44	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)**	0.03 *	0.11	0.14	0.60	0.07	*	0.07	0.11	0.04
Net realized and unrealized gain on investments	$—		0.77	0.53	1.44	2.40	1.18		0.53	1.43	2.40
Total from investment operations	$(0.00	)**	0.80	0.64	1.58	2.46	1.25		0.60	1.54	2.44
Less distributions:
Net investment income	$—		—	0.14	0.06	—	0.13		0.11	0.04	—
Net realized gain on investments	$—		—	1.42	0.56	—	1.83		1.42	0.56	—
Total distributions	$—		—	1.56	0.62	—	1.96		1.53	0.60	—
Net asset value, end of period	$11.74		13.30	12.50	13.42	12.46	11.74		12.45	13.38	12.44
Total Return(2)%	—		6.40	5.88	13.32	24.60	11.41		5.54	13.00	24.40
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		2	1	1	1	52,035		99,719	113,003	96,497
Ratios to average net assets:
Expenses(3)%	0.90		0.90	0.90	0.90	0.90	1.15		1.15	1.15	1.15
Net investment income (loss)(3)%	(0.90)		0.62	0.86	1.16	0.80	0.55		0.54	0.91	0.53
Portfolio turnover rate %	83		83	108	120	66	83		108	120	66

	Class ADV
	Year Ended December 31,					May 1, 2003(1) to December 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.31		13.31		12.42	10.00
Income from investment operations:
Net investment income	$0.04	*	0.04	*	0.08	0.02
Net realized and unrealized gain on investments	$1.16		0.52		1.43	2.40
Total from investment operations	$1.20		0.56		1.51	2.42
Less distributions:
Net investment income	$0.17		0.14		0.06	—
Net realized gain on investments	$1.83		1.42		0.56	—
Total distributions	$2.00		1.56		0.62	—
Net asset value, end of period	$11.51		12.31		13.31	12.42
Total Return(2)%	11.11		5.26		12.76	24.20
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,969		953		108	1
Ratios to average net assets:
Expenses(3)%	1.40		1.40		1.40	1.40
Net investment income(3)%	0.35		0.34		1.14	0.27
Portfolio turnover rate %	83		108		120	66

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Class I was fully redeemed on May 5, 2006 and recommenced operations on December 29, 2006.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING JPMORGAN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.43		12.31		10.47	8.16	10.03
Income (loss) from investment operations:
Net investment income		$0.20	*	0.17	*	0.18	0.14	0.06 *
Net realized and unrealized gain (loss) on investments		$2.77		1.04		1.79	2.26	(1.88)
Total from investment operations		$2.97		1.21		1.97	2.40	(1.82)
Less distributions:
Net investment income		$0.14		0.09		0.13	0.09	0.05
Net realized gain on investments		$—		—		—	—	—
Total distributions		$0.14		0.09		0.13	0.09	0.05
Net asset value, end of year		$16.26		13.43		12.31	10.47	8.16
Total Return(1)%		22.20		9.95		18.99	29.45	(18.08)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$941,150		352,116		374,309	338,566	282,054
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.00		1.00		1.00	1.00	1.00
Gross expenses prior to expense reimbursement	%	1.00		1.00		1.00	1.00	1.00
Net investment income after expense reimbursement	%	1.32		1.38		1.46	1.56	0.65
Portfolio turnover rate	%	22		8		12	23	174
		Class S
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.34		12.24		10.44	8.15	10.04
Income (loss) from investment operations:
Net investment income (loss)		$0.15	*	0.13	*	0.11	(0.05)	0.02 *
Net realized and unrealized gain (loss) on investments		$2.77		1.06		1.81	2.43	(1.86)
Total from investment operations		$2.92		1.19		1.92	2.38	(1.84)
Less distributions:
Net investment income		$0.02		0.09		0.12	0.09	0.05
Total distributions		$0.02		0.09		0.12	0.09	0.05
Net asset value, end of year		$16.24		13.34		12.24	10.44	8.15
Total Return(1)%		21.92		9.79		18.65	29.38	(18.29)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$155,075		563,406		201,653	8,034	1
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.25		1.25		1.25	1.25	1.25
Gross expenses prior to expense reimbursement	%	1.25		1.25		1.25	1.25	1.25
Net investment income (loss) after expense reimbursement	%	1.05		1.03		0.85	(0.21)	0.24
Portfolio turnover rate	%	22		8		12	23	174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN INTERNATIONAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.26		12.18		10.40	8.13	10.03
Income (loss) from investment operations:
Net investment income (loss)		$0.10	*	0.10	*	0.08	0.05	(0.04)*
Net realized and unrealized gain (loss) on investments		$2.76		1.04		1.81	2.30	(1.81)
Total from investment operations		$2.86		1.14		1.89	2.35	(1.85)
Less distributions:
Net investment income		$0.10		0.06		0.11	0.08	0.05
Total distributions		$0.10		0.06		0.11	0.08	0.05
Net asset value, end of year		$16.02		13.26		12.18	10.40	8.13
Total Return(1)%		21.65		9.42		18.34	28.98	(18.48)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,215		3,505		2,224	1,184	485
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.50		1.50		1.50	1.50	1.50
Gross expenses prior to expense reimbursement	%	1.50		1.50		1.50	1.50	1.50
Net investment income (loss) after expense reimbursement	%	0.68		0.84		0.85	0.86	(0.45)
Portfolio turnover rate	%	22		8		12	23	174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,					May 1, 2002(1) to December 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.02		13.93	11.91	9.24	10.00
Income (loss) from investment operations:
Net investment income	$0.14		0.08	0.04	0.05	0.02
Net realized and unrealized gain (loss) on investments	$2.21		1.14	2.44	2.75	(0.75)
Total from investment operations	$2.35		1.22	2.48	2.80	(0.73)
Less distributions:
Net investment income	$0.00	*	0.08	0.04	0.05	0.03
Net realized gain on investments	$0.11		1.05	0.42	0.08	—
Total distributions	$0.11		1.13	0.46	0.13	0.03
Net asset value, end of period	$16.26		14.02	13.93	11.91	9.24
Total Return(2)%	16.84		8.71	20.88	30.31	(7.30)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$125,602		80,426	55,163	16,662	957
Ratios to average net assets:
Expenses(3)%	1.03		1.10	1.10	1.10	1.10
Net investment income(3)%	1.08		0.67	0.49	1.04	0.85
Portfolio turnover rate %	44		52	45	44	31
	Class S
	Year Ended December 31,					May 1, 2002(1) to December 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.98		13.89	11.89	9.23	10.00
Income (loss) from investment operations:
Net investment income	$0.12		0.05	0.02	0.04	0.02
Net realized and unrealized gain (loss) on investments	$2.18		1.13	2.42	2.73	(0.77)
Total from investment operations	$2.30		1.18	2.44	2.77	(0.75)
Less distributions:
Net investment income	$0.00	*	0.04	0.02	0.03	0.02
Net realized gain on investments	$0.11		1.05	0.42	0.08	—
Total distributions	$0.11		1.09	0.44	0.11	0.02
Net asset value, end of period	$16.17		13.98	13.89	11.89	9.23
Total Return(2)%	16.52		8.49	20.59	30.05	(7.53)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$91,338		78,459	64,420	16,372	6,027
Ratios to average net assets:
Expenses(3)%	1.28		1.35	1.35	1.35	1.35
Net investment income(3)%	0.81		0.39	0.26	0.61	0.35
Portfolio turnover rate %	44		52	45	44	31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING JPMORGAN MID CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.89		13.84	11.86		9.22	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.07		0.02	(0.00	)*	0.03	0.01
Net realized and unrealized gain (loss) on investments	$2.18		1.11	2.40		2.70	(0.77)
Total from investment operations	$2.25		1.13	2.40		2.73	(0.76)
Less distributions:
Net investment income	$0.00	*	0.03	—		0.01	0.02
Net realized gain on investments	$0.11		1.05	0.42		0.08	—
Total distributions	$0.11		1.08	0.42		0.09	0.02
Net asset value, end of period	$16.03		13.89	13.84		11.86	9.22
Total Return(2)%	16.26		8.11	20.31		29.68	(7.64)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$22,123		12,408	4,980		1,354	331
Ratios to average net assets:
Expenses(3)%	1.53		1.60	1.60		1.60	1.60
Net investment income (loss)(3)%	0.61		0.20	(0.02)		0.36	0.26
Portfolio turnover rate %	44		52	45		44	31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$44.52		39.95	36.41	26.35		40.73
Income (loss) from investment operations:
Net investment income (loss)		$(0.02	)*	(0.15)	0.03	(0.14	)*	(0.11)
Net realized and unrealized gain (loss) on investments		$4.60		4.72	3.51	10.20		(14.27)
Total from investment operations		$4.58		4.57	3.54	10.06		(14.38)
Net asset value, end of year		$49.10		44.52	39.95	36.41		26.35
Total Return(1)%		10.29		11.44 †	9.72	38.18		(35.31)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,155,244		531,343	575,903	610,593		452,465
Ratios to average net assets:
Expenses	%	0.80		0.81	0.82	0.83		0.82
Net investment income (loss)%		(0.05)		(0.33)	0.06	(0.46)		(0.31)
Portfolio turnover rate	%	6		10	3	0		174
		Class S
		Year Ended December 31,
		2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$44.08		39.65	36.23	26.28		40.72
Income (loss) from investment operations:
Net investment loss		$(0.18	)*	(0.23)	(0.01)	(0.28	)*	(0.18)
Net realized and unrealized gain (loss) on investments		$4.59		4.66	3.43	10.23		(14.26)
Total from investment operations		$4.41		4.43	3.42	9.95		(14.44)
Net asset value, end of year		$48.49		44.08	39.65	36.23		26.28
Total Return(1)%		10.00		11.17 †	9.44	37.86		(35.46)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$186,363		437,476	355,857	13,970		7
Ratios to average net assets:
Expenses	%	1.05		1.06	1.07	1.12		1.07
Net investment income (loss)%		(0.40)		(0.58)	(0.04)	(0.82)		(0.57)
Portfolio turnover rate	%	6		10	3	0		174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$43.64		39.35		36.04	26.22		40.71
Income (loss) from investment operations:
Net investment loss		$(0.27	)*	(0.33	)*	(0.12)	(0.28	)*	(0.25)
Net realized and unrealized gain (loss) on investments		$4.52		4.62		3.43	10.10		(14.24)
Total from investment operations		$4.25		4.29		3.31	9.82		(14.49)
Net asset value, end of year		$47.89		43.64		39.35	36.04		26.22
Total Return(1)%		9.74		10.90	†	9.18	37.45		(35.59)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$8,459		7,843		3,196	1,014		489
Ratios to average net assets:
Expenses	%	1.30		1.31		1.32	1.33		1.32
Net investment loss	%	(0.59)		(0.82)		(0.45)	(0.88)		(0.76)
Portfolio turnover rate	%	6		10		3	0		174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,				May 1, 2003(1) to December 31,
	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.66	12.28	12.13		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.00 *	0.00	*	(0.02)
Net realized and unrealized gain (loss) on investments	$0.45	0.53	0.71		2.15
Total from investment operations	$0.46	0.53	0.71		2.13
Less distributions:
Net realized gain on investments	$0.18	1.15	0.56		—
Total distributions	$0.18	1.15	0.56		—
Net asset value, end of period	$11.94	11.66	12.28		12.13
Total Return(2)%	4.19	5.24	6.69		21.30
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,283	18,673	18,587		1
Ratios to average net assets:
Expenses(3)%	0.84	0.84	0.89		0.90
Net investment income (loss)(3)%	0.10	0.01	0.04		(0.26)
Portfolio turnover rate %	14	27	291		116
	Class S
	Year Ended December 31,				May 1, 2003(1) to December 31,
	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.57	12.22	12.11		10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.00	)*	(0.04)
Net realized and unrealized gain (loss) on investments	$0.44	0.53	0.67		2.15
Total from investment operations	$0.42	0.50	0.67		2.11
Less distributions:
Net realized gain on investments	$0.18	1.15	0.56		—
Total distributions	$0.18	1.15	0.56		—
Net asset value, end of period	$11.81	11.57	12.22		12.11
Total Return(2)%	3.88	5.02	6.45		21.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$11,402	14,287	16,118		1
Ratios to average net assets:
Expenses(3)%	1.09	1.09	1.14		1.15
Net investment loss(3)%	(0.16)	(0.23)	(0.21)		(0.53)
Portfolio turnover rate %	14	27	291		116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,			May 1, 2003(1) to December 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.49	12.18	12.09	10.00
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain on investments	$0.44	0.52	0.73	2.15
Total from investment operations	$0.39	0.46	0.65	2.09
Less distributions:
Net realized gain on investments	$0.18	1.15	0.56	—
Total distributions	$0.18	1.15	0.56	—
Net asset value, end of period	$11.70	11.49	12.18	12.09
Total Return(2)%	3.64	4.69	6.21	20.90
Ratios and Supplemental Data:
Net assets, end of period (000's)	$18,361	25,166	33,408	42,935
Ratios to average net assets:
Expenses(3)%	1.34	1.34	1.39	1.40
Net investment loss(3)%	(0.41)	(0.49)	(0.57)	(0.78)
Portfolio turnover rate %	14	27	291	116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

Class I
January 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	$0.45 *
Net realized and unrealized loss on investments	$(0.07)
Total from investment operations	$0.38
Less distributions:
Net investment income	$0.45
Total distributions	$0.45
Net asset value, end of period	$9.93
Total Return(2)%	3.81
Ratios and Supplemental Data:
Net assets, end of period (000's)	$35,253
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.73
Net expense before interest expense on reverse repurchase agreements and after expense reimbursements(3)(4)%	0.72
Gross expenses prior to expense reimbursement(3)%	0.73
Net investment income after expense reimbursement(3)(4)%	4.55
Portfolio turnover rate %	699

	Class S	Class ADV
	January 18, 2006(1) to December 31, 2006	December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.05	10.38
Income (loss) from investment operations:
Net investment income	$0.42 *	0.40 *
Net realized and unrealized loss on investments	$(0.12)	(0.43)
Total from investment operations	$0.30	(0.03)
Less distributions:
Net investment income	$0.42	0.45
Total distributions	$0.42	0.45
Net asset value, end of period	$9.93	9.90
Total Return(2)%	3.01	(0.28)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,053	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.98	1.23
Net expense before interest expense on reverse repurchase agreements and after expense reimbursements(3)(4)%	0.97	1.22
Gross expenses prior to expense reimbursement(3)%	0.98	1.23
Net investment income after expense reimbursement(3)(4)%	4.26	3.94
Portfolio turnover rate %	699	699

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

Class I
January 19, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.20
Income (loss) from investment operations:
Net investment income	$0.06 *
Net realized and unrealized loss on investments	$0.67
Total from investment operations	$0.73
Net asset value, end of period	$10.93
Total Return(2)%	7.16
Ratios and Supplemental Data:
Net assets, end of period (000's)	$232,030
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.67
Gross expenses prior to expense reimbursement(3)%	0.75
Net investment income after expense reimbursement(3)(4)%	0.65
Portfolio turnover rate %	111

	Class S	Class ADV
	January 3, 2006(1) to December 31, 2006	December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.90
Income (loss) from investment operations:
Net investment income (loss)	$0.04 *	(0.00	)**
Net realized and unrealized loss on investments	$0.86	—
Total from investment operations	$0.90	(0.00	)**
Net asset value, end of period	$10.90	10.90
Total Return(2)%	9.00	—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$181,499	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.92	1.17
Gross expenses prior to expense reimbursement(3)%	1.00	1.25
Net investment income (loss) after expense reimbursement(3)(4)%	0.37	(1.17)
Portfolio turnover rate %	111	111

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING NEUBERGER BERMAN REGENCY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

Class I
January 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments	$0.68
Total from investment operations	$0.74
Less distributions from:
Net investment income	$0.05
Net realized gain on investments	$0.03
Total distributions	$0.08
Net asset value, end of period	$10.66
Total Return(2)%	7.35
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,087
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.88
Gross expenses prior to expense reimbursement(3)%	1.38
Net investment income after expense reimbursement(3)(4)%	0.62
Portfolio turnover rate %	36

	Class S	Class ADV
	January 12, 2006(1) to December 31, 2006	December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.14	10.78
Income (loss) from investment operations:
Net investment income (loss)	$0.04 *	(0.00)**
Net realized and unrealized gain (loss) on investments	$0.53	(0.07)
Total from investment operations	$0.57	(0.07)
Less distributions from:
Net investment income	$0.03	0.04
Net realized gain on investments	$0.03	0.03
Total distributions	$0.06	0.07
Net asset value, end of period	$10.65	10.64
Total Return(2)%	5.62	(0.61)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,446	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13	1.38
Gross expenses prior to expense reimbursement(3)%	1.63	1.88
Net investment income (loss) after expense reimbursement(3)(4)%	0.45	(0.06)

Portfolio turnover rate	%	36	36

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING OPCAP BALANCED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.78	13.47	12.32	9.66	12.40
Income (loss) from investment operations:
Net investment income		$0.17	0.11	0.14	0.10	0.07
Net realized and unrealized gain (loss) on investments		$1.29	0.29	1.15	2.84	(2.68)
Total from investment operations		$1.46	0.40	1.29	2.94	(2.61)
Less distributions:
Net investment income		$0.19	0.09	0.14	0.28	0.01
Net realized gain on investments		$—	—	—	—	0.12
Total distributions		$0.19	0.09	0.14	0.28	0.13
Net asset value, end of year		$15.05	13.78	13.47	12.32	9.66
Total Return(1)%		10.75	2.98	10.58	30.72	(21.06)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,459	4,204	4,046	1,064	196
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.97	1.00	1.00	1.00	1.00
Gross expenses prior to brokerage commission recapture	%	1.00	1.00	1.00	1.00	1.00
Net investment income after brokerage commission recapture	%	1.30	0.82	0.59	1.12	2.11
Portfolio turnover rate	%	79	80	110	125	133
		Class S
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.75	13.43	12.29	9.64	12.40
Income (loss) from investment operations:
Net investment income		$0.14 *	0.08	0.04	0.11	0.23
Net realized and unrealized gain (loss) on investments		$1.27	0.29	1.22	2.79	(2.86)
Total from investment operations		$1.41	0.37	1.26	2.90	(2.63)
Less distributions:
Net investment income		$0.13	0.05	0.12	0.25	0.01
Net realized gain on investments		$—	—	—	—	0.12
Total distributions		$0.13	0.05	0.12	0.25	0.13
Net asset value, end of year		$15.03	13.75	13.43	12.29	9.64
Total Return(1)%		10.36	2.70	10.32	30.32	(21.23)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$79,371	120,274	160,159	140,554	102,619
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.22	1.25	1.25	1.25	1.25
Gross expenses prior to brokerage commission recapture	%	1.25	1.25	1.25	1.25	1.25
Net investment income after brokerage commission recapture	%	1.02	0.58	0.35	1.00	1.85
Portfolio turnover rate	%	79	80	110	125	133

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPCAP BALANCED VALUE PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.62	13.32	12.21	9.61	12.40
Income (loss) from investment operations:
Net investment income		$0.11	0.04	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments		$1.26	0.29	1.17	2.77	(2.71)
Total from investment operations		$1.37	0.33	1.21	2.86	(2.66)
Less distributions:
Net investment income		$0.11	0.03	0.10	0.26	0.01
Net realized gain on investments		$—	—	—	—	0.12
Total distributions		$0.11	0.03	0.10	0.26	0.13
Net asset value, end of year		$14.88	13.62	13.32	12.21	9.61
Total Return(1)%		10.19	2.46	10.00	30.08	(21.46)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$3,769	3,458	3,767	2,665	1,756
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.47	1.50	1.50	1.50	1.50
Gross expenses prior to brokerage commission recapture	%	1.50	1.50	1.50	1.50	1.50
Net investment income after brokerage commission recapture	%	0.78	0.32	0.10	0.74	1.40
Portfolio turnover rate	%	79	80	110	125	133

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,							May 1, 2002(1) to December 31,
	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.17		12.80		11.23	8.40		10.00
Income (loss) from investment operations:
Net investment income	$0.15	*	0.14	*	0.01	0.00	**	0.02
Net realized and unrealized gain (loss) on investments	$2.39		1.60		1.69	2.83		(1.62)
Total from investment operations	$2.54		1.74		1.70	2.83		(1.60)
Less distributions:
Net investment income	$0.01		0.12		0.01	0.00	**	—
Net realized gain on investments	$0.02		0.25		0.12	—		—
Total distributions	$0.03		0.37		0.13	0.00		—
Net asset value, end of period	$16.68		14.17		12.80	11.23		8.40
Total Return(2)%	17.98		13.57		15.28	33.73		(16.00)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,518,662		2,262,201		843,253	426		89
Ratios to average net assets:
Expenses(3)%	0.66		0.66		0.77	1.20		1.20
Net investment income(3)%	0.96		1.05		1.11	0.22		0.33
Portfolio turnover rate %	23		53		390	157		87
	Class S
	Year Ended December 31,							May 1, 2002(1) to December 31,
	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.90		12.58		11.06	8.39		10.00
Income (loss) from investment operations:
Net investment income	$0.10	*	0.09	*	0.02	0.02		0.00 **
Net realized and unrealized gain (loss) on investments	$2.34		1.58		1.62	2.65		(1.61)
Total from investment operations	$2.44		1.67		1.64	2.67		(1.61)
Less distributions:
Net investment income	$0.01		0.10		0.00 **	—		—
Net realized gain on investments	$0.02		0.25		0.12	—		—
Total distributions	$0.03		0.35		0.12	—		—
Net asset value, end of period	$16.31		13.90		12.58	11.06		8.39
Total Return(2)%	17.60		13.27		15.01	31.82		(16.10)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$145,060		40,831		19,143	14,291		8,516
Ratios to average net assets:
Expenses(3)%	0.91		0.91		1.02	1.45		1.45
Net investment income(3)%	0.66		0.71		0.19	0.19		0.07
Portfolio turnover rate %	23		53		390	157		87

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,								May 1, 2002(1) to December 31,
	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.85		12.50		11.02		8.38		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.07	*	0.07	*	0.03		0.00	**	(0.01)
Net realized and unrealized gain (loss) on investments	$2.33		1.56		1.57		2.64		(1.61)
Total from investment operations	$2.40		1.63		1.60		2.64		(1.62)
Less distributions:
Net investment income	$0.01		0.04		0.00	**	—		—
Net realized gain on investments	$0.02		0.24		0.12		—		—
Total distributions	$0.03		0.28		0.12		—		—
Net asset value, end of period	$16.22		13.85		12.50		11.02		8.38
Total Return(2)%	17.36		13.07		14.71		31.50		(16.20)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$95,286		106,510		127,653		856		665
Ratios to net assets:
Net expenses after expense reimbursement(3)%	1.15		1.15		1.27		1.70		1.70
Gross expenses prior to expense reimbursement(3)%	1.16		1.16		1.28		1.70		1.70
Net investment income (loss) after expense reimbursement(3)%	0.51		0.60		0.55		0.01		(0.43)
Portfolio turnover rate %	23		53		390		157		87

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,				November 8, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.12		10.00
Income (loss) from investment operations:
Net investment income	$0.66	*	0.35	*	0.02
Net realized and unrealized gain (loss) on investments	$0.18		(0.24)		0.12
Total from investment operations	$0.84		0.11		0.14
Less distributions:
Net investment income	$0.04		0.23		0.02
Total distributions	$0.04		0.23		0.02
Net asset value, end of period	$10.80		10.00		10.12
Total Return(2)%	8.42		1.09		1.39
Ratios and Supplemental Data:
Net assets, end of period (000's)	$359,888		302,941		103,283
Ratios to average net assets:
Expenses(3)%	0.54		0.54		0.52
Net investment income(3)%	6.39		3.50		2.56
Portfolio turnover rate %	140		216		145
	Class S
	Year Ended December 31,				November 8, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.99		10.11		10.00
Income (loss) from investment operations:
Net investment income	$0.64	*	0.32	*	0.02
Net realized and unrealized gain (loss) on investments	$0.19		(0.24)		0.11
Total from investment operations	$0.83		0.08		0.13
Less distributions:
Net investment income	$0.01		0.20		0.02
Total distributions	$0.01		0.20		0.02
Net asset value, end of period	$10.81		9.99		10.11
Total Return(2)%	8.33		0.84		1.27
Ratios and Supplemental Data:
Net assets, end of period (000's)	$56,054		60,478		60,836
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.75		0.75		0.77
Gross expenses prior to expense reimbursement(3)%	0.79		0.79		0.81
Net investment income after expense reimbursement(3)%	6.20		3.14		2.40
Portfolio turnover rate %	140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				November 8, 2004(1) to December 31,
	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.98		10.11		10.00
Income (loss) from investment operations:
Net investment income	$0.62	*	0.30	*	0.02
Net realized and unrealized gain (loss) on investments	$0.18		(0.24)		0.11
Total from investment operations	$0.80		0.06		0.13
Less distributions:
Net investment income	$0.02		0.19		0.02
Total distributions	$0.02		0.19		0.02
Net asset value, end of period	$10.76		9.98		10.11
Total Return(2)%	7.99		0.61		1.26
Ratios and Supplemental Data:
Net assets, end of period (000's)	$9,266		5,082		3,655
Ratios to net assets:
Net expenses after expense reimbursement(3)%	1.00		1.00		1.02
Gross expenses prior to expense reimbursement(3)%	1.04		1.04		1.06
Net investment income after expense reimbursement(3)%	6.09		2.94		2.15
Portfolio turnover rate %	140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,								May 1, 2002(1) to December 31,
	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.92		11.00		10.62		10.55		10.00
Income (loss) from investment operations:
Net investment income	$0.42	*	0.34	*	0.16	*	0.29	*	0.09
Net realized and unrealized gain (loss) on investments	$0.03		(0.08)		0.33		0.17		0.73
Total from investment operations	$0.45		0.26		0.49		0.46		0.82
Less distributions:
Net investment income	$0.21		0.20		—		0.32		0.16
Net realized gain on investments	$—		0.14		0.11		0.07		0.11
Total distributions	$0.21		0.34		0.11		0.39		0.27
Net asset value, end of period	$11.16		10.92		11.00		10.62		10.55
Total Return(2)%	4.21		2.36		4.61		4.36		8.21
Ratios and Supplemental Data:
Net assets, end of period (000's)	$213,734		176,607		78,521		43,987		8,026
Ratios to average net assets:
Expenses(3)(4)%	0.77		0.85		0.85		0.85		0.85
Net investment income(3)%	3.86		3.07		1.51		2.67		2.99
Portfolio turnover rate %	826		926		377		471		419
	Class S
	Year Ended December 31,								May 1, 2002(1) to December 31,
	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.87		10.96		10.61		10.55		10.00
Income (loss) from investment operations:
Net investment income	$0.39	*	0.30	*	0.14	*	0.22	*	0.14
Net realized and unrealized gain (loss) on investments	$0.04		(0.07)		0.32		0.21		0.67
Total from investment operations	$0.43		0.23		0.46		0.43		0.81
Less distributions:
Net investment income	$0.19		0.18		—		0.30		0.15
Net realized gain on investments	$—		0.14		0.11		0.07		0.11
Total distributions	$0.19		0.32		0.11		0.37		0.26
Net asset value, end of period	$11.11		10.87		10.96		10.61		10.55
Total Return(2)%	4.00		2.08		4.33		4.06		8.07
Ratios and Supplemental Data:
Net assets, end of period (000's)	$93,487		83,782		88,424		50,174		25,186
Ratios to average net assets:
Expenses(3)(4)%	1.02		1.10		1.10		1.10		1.10
Net investment income(3)%	3.61		2.73		1.32		2.07		2.60
Portfolio turnover rate %	826		926		377		471		419

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Includes the impact of interest expense on inverse floaters.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,								May 1, 2002(1) to December 31,
	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81		10.91		10.59		10.53		10.00
Income (loss) from investment operations:
Net investment income	$0.36	*	0.28	*	0.09	*	0.20	*	0.07
Net realized and unrealized gain (loss) on investments	$0.03		(0.08)		0.34		0.20		0.72
Total from investment operations	$0.39		0.20		0.43		0.40		0.79
Less distributions:
Net investment income	$0.17		0.16		—		0.27		0.15
Net realized gain on investments	$—		0.14		0.11		0.07		0.11
Total distributions	$0.17		0.30		0.11		0.34		0.26
Net asset value, end of period	$11.03		10.81		10.91		10.59		10.53
Total Return(2)%	3.71		1.80		4.06		3.86		7.88
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,603		23,018		14,827		10,388		4,880
Ratios to average net assets:
Expenses(3)(4)%	1.27		1.35		1.35		1.35		1.35
Net investment income(3)%	3.36		2.54		0.81		1.84		2.40
Portfolio turnover rate %	826		926		377		471		419

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Includes impact of interest expense on inverse floaters.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIONEER HIGH YIELD PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I	Class S
	January 3, 2006(1) to December 31, 2006	January 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	9.99
Income from investment operations:
Net investment income	$0.57 *	0.54 *
Net realized and unrealized income on investments	$0.23	0.24
Total from investment operations	$0.80	0.78
Less distributions:
Net investment income	$0.55	0.52
Net realized gains on investments	$0.03	0.03
Total distributions	$0.58	0.55
Net asset value, end of period	$10.22	10.22
Total Return(2)%	8.24	8.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$119,959	8,280
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.73	0.98
Gross expenses prior to expense reimbursement(3)%	0.80	1.05
Net investment income after expense reimbursement(3)(4)%	5.70	5.43
Portfolio turnover rate %	20	20

Class ADV
January 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.99
Income from investment operations:
Net investment income	$0.47 *
Net realized and unrealized income on investments	$0.30
Total from investment operations	$0.77
Less distributions:
Net investment income	$0.51
Net realized gains on investments	$0.03
Total distributions	$0.54
Net asset value, end of period	$10.22
Total Return(2)%	7.98
Ratios and Supplemental Data:
Net assets, end of period (000's)	$510
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.23
Gross expenses prior to expense reimbursement(3)%	1.30
Net investment income after expense reimbursement(3)(4)%	4.97
Portfolio turnover rate %	20

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.65	8.06	7.40	5.11	7.29
Income (loss) from investment operations:
Net investment income (loss)		$0.02	(0.00)*	(0.00)*	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments		$0.74	0.73	0.66	2.31	(2.17)
Total from investment operations		$0.76	0.73	0.66	2.29	(2.18)
Less distributions:
Net realized gain on investments		$0.19	0.14	—	—	—
Total distributions		$0.19	0.14	—	—	—
Net asset value, end of year		$9.22	8.65	8.06	7.40	5.11
Total Return(1)%		9.10	9.26	8.92	44.81	(29.90)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,067,515	1,131,231	474,397	35,010	2,644
Ratios to average net assets:
Expenses	%	0.66	0.66	0.96	1.05	1.05
Net investment income (loss)%		0.19	(0.04)	(0.06)	(0.76)	(0.68)
Portfolio turnover rate	%	37	94	441	187	328
		Class S
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.55	7.99	7.36	5.09	7.29
Income (loss) from investment operations:
Net investment loss		$(0.01)	(0.03)	(0.07)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments		$0.75	0.73	0.70	2.31	(2.18)
Total from investment operations		$0.74	0.70	0.63	2.27	(2.20)
Less distributions:
Net realized gain on investments		$0.19	0.14	—	—	—
Total distributions		$0.19	0.14	—	—	—
Net asset value, end of year		$9.10	8.55	7.99	7.36	5.09
Total Return(1)%		8.97	8.96	8.56	44.60	(30.18)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,100	21,871	29,155	30,354	1,110
Ratios to average net assets:
Expenses	%	0.91	0.91	1.21	1.30	1.30
Net investment loss	%	(0.07)	(0.30)	(0.88)	(1.00)	(0.90)
Portfolio turnover rate	%	37	94	441	187	328

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.47	7.94	7.33	5.08	7.29
Income (loss) from investment operations:
Net investment loss		$(0.03)	(0.05)	(0.10)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments		$0.74	0.72	0.71	2.32	(2.14)
Total from investment operations		$0.71	0.67	0.61	2.25	(2.21)
Less distributions:
Net realized gain on investments		$0.19	0.14	—	—	—
Total distributions		$0.19	0.14	—	—	—
Net asset value, end of year		$8.99	8.47	7.94	7.33	5.08
Total Return(1)%		8.70	8.64	8.32	44.29	(30.32)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$48,165	69,686	80,813	107,353	71,775
Ratios to net assets:
Net expenses after expense reimbursement	%	1.15	1.15	1.46	1.55	1.55
Gross expenses prior to expense reimbursement	%	1.16	1.16	1.47	1.55	1.55
Net investment loss after expense reimbursement	%	(0.23)	(0.54)	(1.13)	(1.24)	(1.19)
Portfolio turnover rate	%	37	94	441	187	328

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$52.62		49.81		45.35	34.69	45.32
Income (loss) from investment operations:
Net investment income		$0.33	*	0.19	*	0.29	0.09	0.08 *
Net realized and unrealized gain (loss) on investments		$6.64		2.87		4.24	10.63	(10.63)
Total from investment operations		$6.97		3.06		4.53	10.72	(10.55)
Less distributions:
Net investment income		$0.14		0.25		0.07	0.06	0.08
Net realized gain on investments		$0.09		—		—	—	—
Total distributions		$0.23		0.25		0.07	0.06	0.08
Net asset value, end of year		$59.36		52.62		49.81	45.35	34.69
Total Return(1)%		13.30		6.17		10.02	30.93	(23.29)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,271,481		898,102		830,034	669,956	429,634
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.75		0.75		0.75	0.75	0.75
Gross expenses prior to brokerage commission recapture	%	0.75		0.75		0.75	0.75	0.75
Net investment income after brokerage commission recapture	%	0.60		0.38		0.66	0.30	0.21
Portfolio turnover rate	%	43		41		39	34	49
		Class S
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$52.16		49.48		45.12	34.59	45.31
Income (loss) from investment operations:
Net investment income		$0.28	*	0.06	*	0.22	0.06	0.03 *
Net realized and unrealized gain (loss) on investments		$6.50		2.85		4.16	10.52	(10.67)
Total from investment operations		$6.78		2.91		4.38	10.58	(10.64)
Less distributions:
Net realized gain on investments		$0.09		0.23		0.02	0.05	0.08
Total distributions		$0.09		0.23		0.02	0.05	0.08
Net asset value, end of year		$58.85		52.16		49.48	45.12	34.59
Total Return(1)%		13.03		5.92		9.74	30.58	(23.50)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$37,306		163,188		18,642	8,251	1,530
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.00		1.00		1.00	1.00	1.00
Gross expenses prior to brokerage commission recapture	%	1.00		1.00		1.00	1.00	1.00
Net investment income after brokerage commission recapture	%	0.51		0.12		0.62	0.04	0.09
Portfolio turnover rate	%	43		41		39	34	49

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$51.87	49.14		44.89	34.50	45.30
Income (loss) from investment operations:
Net investment income (loss)		$0.05	(0.06	)*	0.11	(0.01)	(0.06)*
Net realized and unrealized gain (loss) on investments		$6.54	2.84		4.14	10.44	(10.66)
Total from investment operations		$6.59	2.78		4.25	10.43	(10.72)
Less distributions:
Net realized gain on investments		$0.09	0.05		—	0.04	0.08
Total distributions		$0.09	0.05		—	0.04	0.08
Net asset value, end of year		$58.37	51.87		49.14	44.89	34.50
Total Return(1)%		12.73	5.66		9.47	30.27	(23.70)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$105,821	86,781		78,870	60,182	13,601
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.25	1.25		1.25	1.25	1.25
Gross expenses prior to brokerage commission recapture	%	1.25	1.25		1.25	1.25	1.25
Net investment income (loss) after brokerage commission recapture	%	0.11	(0.12)		0.19	(0.24)	(0.18)
Portfolio turnover rate	%	43	41		39	34	49

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

Class I
January 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.27
Net realized and unrealized gain on investments	$1.90
Total from investment operations	$2.17
Less distributions:
Net investment income	$0.13
Net realized gain on investments	$0.01
Total distributions	$0.14
Net asset value, end of period	$12.03
Total Return(2)%	21.70
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,991
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.98
Gross expenses prior to expense reimbursement(3)%	1.24
Net investment income after expense reimbursement(3)(4)%	2.53
Portfolio turnover rate %	5

	Class S	Class ADV
	January 12, 2006(1) to December 31, 2006	December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.02	12.09
Income from investment operations:
Net investment income (loss)	$0.17 *	0.00	**
Net realized and unrealized gain on investments	$1.95	0.08
Total from investment operations	$2.12	0.08
Less distributions:
Net investment income	$0.12	0.13
Net realized gain on investments	$0.01	0.01
Total distributions	$0.13	0.14
Net asset value, end of period	$12.01	12.03
Total Return(2)%	21.14	0.66
Ratios and Supplemental Data:
Net assets, end of period (000's)	$36,200	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.23	1.48
Gross expenses prior to expense reimbursement(3)%	1.49	1.74
Net investment income (loss) after expense reimbursement(3)(4)%	1.57	0.00	**
Portfolio turnover rate %	5	5

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING THORNBURG VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$27.40		27.20		24.21		18.94		27.12
Income (loss) from investment operations:
Net investment income		$0.15	*	0.11	*	0.24	*	0.10	*	0.04 *
Net realized and unrealized gain (loss) on investments		$4.44		0.31		2.86		5.21		(8.22)
Total from investment operations		$4.59		0.42		3.10		5.31		(8.18)
Less distributions:
Net investment income		$0.14		0.22		0.11		0.04		—
Total distributions		$0.14		0.22		0.11		0.04		—
Net asset value, end of year		$31.85		27.40		27.20		24.21		18.94
Total Return(1)%		16.84		1.56		12.88		28.07		(30.16)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$186,115		191,985		234,606		247,542		212,841
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.90		0.90		0.90		0.90		0.90
Gross expenses prior to brokerage commission recapture	%	0.90		0.90		0.90		0.90		0.90
Net investment income after brokerage commission recapture	%	0.51		0.43		0.85		0.47		0.19
Portfolio turnover rate	%	171		95		74		65		151
		Class S
		Year Ended December 31,
		2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$27.24		27.04		24.09		18.89		27.11
Income (loss) from investment operations:
Net investment income		$0.36	*	0.05	*	0.16	*	0.05	*	0.02 *
Net realized and unrealized gain (loss) on investments		$4.14		0.28		2.87		5.19		(8.24)
Total from investment operations		$4.50		0.33		3.03		5.24		(8.22)
Less distributions:
Net investment income		$0.06		0.13		0.08		0.04		—
Total distributions		$0.06		0.13		0.08		0.04		—
Net asset value, end of year		$31.68		27.24		27.04		24.09		18.89
Total Return(1)%		16.57		1.25		12.63		27.74		(30.35)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$6,795		277		445		391		80
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.15		1.15		1.15		1.15		1.15
Gross expenses prior prior to brokerage commission recapture	%	1.15		1.15		1.15		1.15		1.15
Net investment income after brokerage commission recapture	%	1.19		0.18		0.62		0.21		0.08
Portfolio turnover rate	%	171		95		74		65		151

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING THORNBURG VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$27.03		26.86		23.98		18.84		27.11
Income (loss) from investment operations:
Net investment income (loss)		$0.05	*	(0.02	)*	0.03	*	(0.01	)*	(0.01)*
Net realized and unrealized gain (loss) on investments		$4.34		0.29		2.92		5.17		(8.26)
Total from investment operations		$4.39		0.27		2.95		5.16		(8.27)
Less distributions:
Net investment income		$0.04		0.10		0.07		0.02		—
Total distributions		$0.04		0.10		0.07		0.02		—
Net asset value, end of year		$31.38		27.03		26.86		23.98		18.84
Total Return(1)%		16.26		1.03		12.36		27.39		(30.51)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$673		214		267		159		54
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.40		1.40		1.40		1.40		1.40
Gross expenses prior to brokerage commission recapture	%	1.40		1.40		1.40		1.40		1.40
Net investment income (loss) after brokerage commission recapture	%	0.18		(0.08)		0.27		(0.04)		(0.06)
Portfolio turnover rate	%	171		95		74		65		151

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.30	8.58		7.54	6.07	8.11
Income (loss) from investment operations:
Net investment income		$0.09	0.08	*	0.10	0.06	0.03
Net realized and unrealized gain (loss) on investments		$1.25	0.72		1.00	1.45	(2.06)
Total from investment operations		$1.34	0.80		1.10	1.51	(2.03)
Less distributions:
Net investment income		$0.08	0.08		0.06	0.04	0.01
Total distributions		$0.08	0.08		0.06	0.04	0.01
Net asset value, end of year		$10.56	9.30		8.58	7.54	6.07
Total Return(1)%		14.51	9.38		14.76	24.95	(24.98)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$355,204	270,692		267,249	264,755	245,281
Ratios to average net assets:
Net expenses after brokerage commission recapture		$0.84	0.85		0.85	0.85	0.85
Gross expenses prior to brokerage commission recapture	%	0.85	0.85		0.85	0.85	0.85
Net investment income after brokerage commission recapture	%	0.99	0.92		1.22	0.83	0.50
Portfolio turnover rate	%	39	51		140	126	106
		Class S
		Year Ended December 31,
		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.21	8.52		7.49	6.05	8.10
Income from investment operations:
Net investment income (loss)		$0.08 *	0.06	*	0.09	0.01	0.01
Net realized and unrealized gain (loss) on investments		$1.23	0.70		1.00	1.47	(2.05)
Total from investment operations		$1.31	0.76		1.09	1.48	(2.04)
Less distributions:
Net investment income		$0.07	0.07		0.06	0.04	0.01
Total distributions		$0.07	0.07		0.06	0.04	0.01
Net asset value, end of year		$10.45	9.21		8.52	7.49	6.05
Total Return(1)%		14.32	8.99		14.59	24.54	(25.15)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$28,207	9,667		2,356	1,352	8
Ratios to average net assets:
Net expenses after brokerage commission recapture		$1.09	1.10		1.10	1.10	1.09
Gross expenses prior to brokerage commission recapture	%	1.10	1.10		1.10	1.10	1.09
Net investment income after brokerage commission recapture	%	0.79	0.64		1.06	0.37	0.26
Portfolio turnover rate	%	39	51		140	126	106

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.19		8.52		7.49	6.04	8.10
Income (loss) from investment operations:
Net investment income		$0.06	*	0.03	*	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments		$1.22		0.70		1.01	1.45	(2.07)
Total from investment operations		$1.28		0.73		1.06	1.47	(2.05)
Less distributions:
Net investment income		$0.07		0.06		0.03	0.02	0.01
Total distributions		$0.07		0.06		0.03	0.02	0.01
Net asset value, end of year		$10.40		9.19		8.52	7.49	6.04
Total Return(1)%		14.05		8.67		14.21	24.42	(25.29)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,033		426		48	39	39
Ratios to average net assets:
Net expenses after brokerage commission recapture		$1.34		1.35		1.35	1.35	1.34
Gross expenses prior to brokerage commission recapture	%	1.35		1.35		1.35	1.35	1.34
Net investment income after brokerage commission recapture	%	0.58		0.37		0.73	0.33	0.29
Portfolio turnover rate	%	39		51		140	126	106

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I	Class S
	April 28, 2006(1) to December 31, 2006	April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00
Income (loss) from investment operations:
Net investment (loss)	$(0.02)	(0.04)*
Net realized and unrealized loss on investments	$(0.18)	(0.18)
Total from investment operations	$(0.20)	(0.22)
Less distributions:
Net realized gain on investments	$0.08	0.08
Total distributions	$0.08	0.08
Net asset value, end of period	$9.72	9.70
Total Return(2)%	(1.97)	(2.17)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$22,417	5,065
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture %	0.95	1.20
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.00	1.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.27	1.52
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.43)	(0.64)
Portfolio turnover rate %	104	104

Class ADV
April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	$(0.08)
Net realized and unrealized loss on investments	$(0.17)
Total from investment operations	$(0.25)
Less distributions:
Net realized gain on investments	$0.08
Total distributions	$0.08
Net asset value, end of period	$9.67
Total Return(2)%	(2.47)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture %	1.45
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.77
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.19)
Portfolio turnover rate %	104

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.22		12.33		10.60	8.35	10.00
Income (loss) from investment operations:
Net investment income	$0.24	*	0.19	*	0.12	0.09	0.04
Net realized and unrealized gain (loss) on investments	$1.66		0.24		1.66	2.41	(1.64)
Total from investment operations	$1.90		0.43		1.78	2.50	(1.60)
Less distributions:
Net investment income	$0.13		0.08		—	0.08	0.05
Net realized gain on investments	$0.62		0.46		0.05	0.17	—
Total distributions	$0.75		0.54		0.05	0.25	0.05
Net asset value, end of period	$13.37		12.22		12.33	10.60	8.35
Total Return(2)%	16.19		3.74		16.90	29.92	(16.01)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$634,470		133,987		70,308	33,398	3,874
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.84		0.87		0.90	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	0.88		0.95		0.90	0.95	0.95
Net investment income after expense reimbursement(3)%	1.91		1.57		1.40	1.28	1.70
Portfolio turnover rate %	27		27		30	32	47
	Class S
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.16		12.29		10.58	8.34	10.00
Income (loss) from investment operations:
Net investment income	$0.21	*	0.16	*	0.09	0.05	0.05
Net realized and unrealized gain (loss) on investments	$1.64		0.24		1.67	2.42	(1.67)
Total from investment operations	$1.85		0.40		1.76	2.47	(1.62)
Less distributions:
Net investment income	$0.09		0.07		—	0.06	0.04
Net realized gain on investments	$0.62		0.46		0.05	0.17	—
Total distributions	$0.71		0.53		0.05	0.23	0.04
Net asset value, end of period	$13.30		12.16		12.29	10.58	8.34
Total Return(2)%	15.86		3.47		16.74	29.67	(16.22)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$358,431		537,092		317,797	139,236	12,723
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.09		1.12		1.15	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.13		1.20		1.15	1.20	1.20
Net investment income after expense reimbursement(3)%	1.67		1.31		1.15	1.06	1.23
Portfolio turnover rate %	27		27		30	32	47

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN COMSTOCK PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,						May 1, 2002(1) to December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.08		12.22		10.55	8.32	10.00
Income (loss) from investment operations:
Net investment income	$0.18	*	0.13	*	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	$1.62		0.24		1.64	2.37	(1.65)
Total from investment operations	$1.80		0.37		1.72	2.44	(1.64)
Less distributions:
Net investment income	$0.09		0.04		—	0.04	0.04
Net realized gain on investments	$0.62		0.47		0.05	0.17	—
Total distributions	$0.71		0.51		0.05	0.21	0.04
Net asset value, end of period	$13.17		12.08		12.22	10.55	8.32
Total Return(2)%	15.57		3.20		16.41	29.34	(16.36)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$37,431		25,455		12,569	8,556	3,699
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.34		1.37		1.40	1.45	1.45
Gross expenses prior to expense reimbursement(3)%	1.38		1.45		1.40	1.45	1.45
Net investment income after expense reimbursement(3)%	1.42		1.06		0.86	0.77	1.75
Portfolio turnover rate %	27		27		30	32	47

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class I
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$36.09		33.47		30.35	23.94	31.14
Income (loss) from investment operations:
Net investment income		$0.92	*	0.73	*	0.14	0.14	0.07
Net realized and unrealized gain (loss) on investments		$3.48		1.95		3.15	6.40	(7.22)
Total from investment operations		$4.40		2.68		3.29	6.54	(7.15)
Less distributions:
Net investment income		$0.73		0.03		0.17	0.13	0.00 **
Net realized gain on investments		$1.29		0.03		—	—	0.05
Total distributions		$2.02		0.06		0.17	0.13	0.05
Net asset value, end of year		$38.47		36.09		33.47	30.35	23.94
Total Return(1)%		12.67		8.02		10.86	27.37	(22.92)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$925,305		847,997		551,489	2,883	1,378
Ratios to average net assets:
Expenses	%	0.57		0.57		0.74	1.10	1.10
Net investment income	%	2.49		2.10		1.88	0.72	0.73
Portfolio turnover rate	%	57		125		797	17	15
		Class S
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$35.93		33.37		30.27	23.88	31.14
Income (loss) from investment operations:
Net investment income		$0.82	*	0.63	*	0.17	0.12	0.07
Net realized and unrealized gain (loss) on investments		$3.47		1.96		3.03	6.33	(7.28)
Total from investment operations		$4.29		2.59		3.20	6.45	(7.21)
Less distributions:
Net investment income		$0.69		—		0.10	0.06	0.00 **
Net realized gain on investments		$1.29		0.03		—	—	0.05
Total distributions		$1.98		0.03		0.10	0.06	0.05
Net asset value, end of year		$38.24		35.93		33.37	30.27	23.88
Total Return(1)%		12.40		7.77		10.62	27.04	(23.13)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$88,409		59,793		34,477	17,744	13,685
Ratios to average net assets:
Expenses	%	0.82		0.82		0.99	1.35	1.35
Net investment income	%	2.25		1.84		0.99	0.46	0.27
Portfolio turnover rate	%	57		125		797	17	15

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each year.

		Class ADV
		Year Ended December 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$35.55		33.11		30.07	23.81	31.13
Income (loss) from investment operations:
Net investment income		$0.72	*	0.53	*	0.15	0.06	0.02
Net realized and unrealized gain (loss) on investments		$3.43		1.95		2.96	6.30	(7.29)
Total income (loss) from investment operations		$4.15		2.48		3.11	6.36	(7.27)
Less distributions:
Net investment income		$0.59		0.01		0.07	0.10	—
Net realized gain on investments		$1.29		0.03		—	—	0.05
Total distributions		$1.88		0.04		0.07	0.10	0.05
Net asset value, end of year		$37.82		35.55		33.11	30.07	23.81
Total Return(1)%		12.12		7.49		10.32	26.76	(23.35)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$18,385		14,307		8,611	123	22
Ratios to average net assets:
Expenses	%	1.07		1.07		1.24	1.60	1.60
Net investment income	%	1.98		1.56		1.29	0.22	0.09
Portfolio turnover rate	%	57		125		797	17	15

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (each a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Fund serves as an investment option in underlying variable insurance products offered by Directed Services, LLC(1) ("DSL" or the "Investment Adviser").

The Fund currently consists of twenty-eight diversified Portfolios and two non-diversified Portfolios. The thirty included in this report are: ING American Century Large Company Value Portfolio ("American Century Large Company Value"); ING American Century Select Portfolio ("American Century Select"); ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap"); ING Baron Asset Portfolio ("Baron Asset"); ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"); ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"); ING Davis Venture Value Portfolio ("Davis Venture Value"); ING Fundamental Research Portfolio ("Fundamental Research"); ING Goldman Sachs® Capital Growth Portfolio ("Goldman Sachs® Capital Growth"); ING Goldman Sachs® Structured Equity Portfolio ("Goldman Sachs® Structured Equity"); ING JPMorgan International Portfolio ("JPMorgan International"); ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"); ING Legg Mason Partners Aggressive Growth Portfolio ("Legg Mason Partners Aggressive Growth"); ING Legg Mason Partners Large Cap Growth Portfolio ("Legg Mason Partners Large Cap Growth"); ING Lord Abbett U.S. Government Securities Portfolio ("Lord Abbett U.S. Government Securities"); ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners"); ING Neuberger Berman Regency Portfolio ("Neuberger Berman Regency"); ING OpCap Balanced Value Portfolio ("OpCap Balanced Value"); ING Oppenheimer Global Portfolio ("Oppenheimer Global"); ING Oppenheimer Strategic Income Portfolio ("Oppenheimer Strategic Income"); ING PIMCO Total Return Portfolio ("PIMCO Total Return"); ING Pioneer High Yield Portfolio ("Pioneer High Yield"); ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"); ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"); ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"); ING Thornburg Value Portfolio (formerly, ING MFS Capital Opportunities Portfolio, "Thornburg Value"); ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity"); ING UBS U.S. Small Cap Growth Portfolio ("UBS U.S. Small Cap Growth"); ING Van Kampen Comstock Portfolio ("Van Kampen Comstock"); and ING Van Kampen Equity and Income Portfolio ("Van Kampen Equity and Income").

Davis Venture Value and JPMorgan Mid Cap Value are classified as "non-diversified" portfolios under the 1940 Act.

The following is a brief description of each Portfolio's investment objective:

• American Century Large Company Value seeks long-term capital growth, income is a second objective;

• American Century Select seeks long-term capital growth;

• American Century Small-Mid Cap Value seeks long-term growth of capital, income is a secondary objective;

• Baron Asset seeks capital appreciation;

• Baron Small Cap Growth seeks capital appreciation;

• Columbia Small Cap Value II seeks long-term growth of capital;

• Davis Venture Value seeks long-term growth of capital;

• Fundamental Research seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks;

• Goldman Sachs® Capital Growth seeks long-term growth of capital;

• Goldman Sachs® Structured Equity seeks long-term growth of capital and dividend income;

• JPMorgan International seeks long-term growth of capital;

• JPMorgan Mid Cap Value seeks growth from capital appreciation;

• Legg Mason Partners Aggressive Growth seeks long-term growth of capital;

• Legg Mason Partners Large Cap Growth seeks long-term capital appreciation;

• Lord Abbett U.S. Government Securities seeks high current income consistent with reasonable risk;

• Neuberger Berman Partners seeks capital growth;

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

• Neuberger Berman Regency seeks capital growth;

• OpCap Balanced Value seeks capital growth, and secondarily, investment income;

• Oppenheimer Global seeks capital appreciation;

• Oppenheimer Strategic Income seeks a high level of current income principally derived from interest on debt securities;

• PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

• Pioneer High Yield seeks to maximize total return through income and capital appreciation;

• T. Rowe Price Diversified Mid Cap Growth seeks long-term capital appreciation;

• T. Rowe Price Growth Equity seeks long-term capital growth, and secondarily, increasing dividend income;

• Templeton Foreign Equity seeks long-term capital growth;

• Thornburg Value seeks capital appreciation;

• UBS U.S. Large Cap Equity seeks long-term growth of capital and future income;

• UBS U.S. Small Cap Growth seeks long-term capital appreciation;

• Van Kampen Comstock seeks capital growth and income; and

• Van Kampen Equity and Income seeks total return, consisting of long-term capital appreciation and current income.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV"). The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class I shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Class S and Class ADV shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Class I shares of each Portfolio will generally be entitled to exchange those shares at net asset value ("NAV") for Class I shares of other Portfolios that offer Class I shares. Shareholders of the Class ADV shares of each Portfolio will generally be entitled to exchange those shares at NAV for Class ADV shares of other Portfolios that offer Class ADV shares. Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange. Shareholders of Class S shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares. Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

Directed Services, LLC(1) ("DSL" or "Investment Adviser"), a Delaware limited liability company, serves as the investment adviser to the Portfolios. DSL has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the sub-adviser to Fundamental Research. ING Funds Distributor, LLC (2) ("IFD" or the "Distributor") serves as the principal underwriter to the Portfolios. DSL, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

(1) Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

(2) Prior to December 31, 2006, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  Delayed Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Columbia Small Cap Value II, Fundamental Research, Goldman Sachs® Structured Equity, Legg Mason Partners Aggressive Growth, Lord Abbett U.S. Government Securities, Oppenheimer Global, Oppenheimer Strategic Income, PIMCO Total Return, Pioneer High Yield, Templeton Foreign Equity, Thornburg Value, UBS U.S. Small Cap Growth and Van Kampen Equity and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

M.  Options Contracts. Each Portfolio, with the exception of Baron Small Cap Growth, may purchase put and call options and may write (sell) put options and covered call options. Thornburg Value may only write or sell calls on securities if the calls are covered. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Futures Contracts. Each Portfolio, with the exception of Baron Asset and Baron Small Cap Growth, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Goldman Sachs® Structured Equity may enter into futures transactions only with respect to the S&P 500® Index. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

O.  Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

P.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

Q.  Floating Rate Notes Issued in Conjunction with Securities Held — PIMCO Total Return invested in "inverse floaters" which are fixed income instruments with interest rates that vary with short term interest rate indices in such a way that the yield is inversely related to the market rate of interest. Statement of Financial Accounting Standards No. 140 ("FAS 140"), with respect to certain types of inverse floaters which entail a transaction in which the Portfolio sells a municipal

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

bond to a trust to create the inverse floater, requires that the transaction be characterized as financing instead of a sale for financial statement presentations purposes. At December 31, 2006, PIMCO Total Return investments of these types of inverse floaters were as follows:

Trust	Value of Underlying Municipal Bond	Floating Rate Notes Outstanding	Current Rate
New York City Municipal Water Finance Authority, 5.000%, due 06/15/38	$632,952	$299,562	3.84%
Orange County Sanitation District, 5.000%, due 02/01/33	943,596	449,469	4.13%

R.  Sale Commitments: Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

S.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
American Century Large Company Value	$58,501,250	$55,987,473
American Century Select	799,641,057	891,898,021
American Century Small-Mid Cap Value	168,439,726	176,172,801
Baron Asset	9,498,216	1,742,042
Baron Small Cap Growth	147,212,823	59,667,080
Columbia Small Cap Value II	107,785,464	25,579,742
Davis Venture Value	130,553,246	6,660,621
Fundamental Research	208,526,153	158,327,873
Goldman Sachs® Capital Growth	25,650,026	58,663,979
Goldman Sachs® Structured Equity	58,367,081	115,703,181
JPMorgan International	213,956,307	212,269,845
JPMorgan Mid Cap Value	115,872,198	85,811,043
Legg Mason Partners Aggressive Growth	273,016,157	71,775,814
Legg Mason Partners Large Cap Growth	6,842,095	23,237,956
Lord Abbett U.S. Government Securities	7,598,126	2,792,589
Neuberger Berman Partners	567,088,378	209,055,912
Neuberger Berman Regency	14,058,896	3,257,317
OpCap Balanced Value	76,854,505	130,194,974
Oppenheimer Global	594,576,519	633,394,940
Oppenheimer Strategic Income	310,417,454	302,147,021
PIMCO Total Return	44,411,840	35,925,109
Pioneer High Yield	136,352,828	15,202,603
T.Rowe Price Diversified Mid Cap	439,704,399	637,890,355
T.Rowe Price Growth Equity	642,043,148	532,202,918
Templeton Foreign Equity	40,678,232	1,222,524
Thornburg Value	307,733,350	333,149,797
UBS U.S. Large Cap Equity	184,912,498	128,205,900
UBS U.S. Small Cap Growth	42,123,106	16,104,168
Van Kampen Comstock	394,275,692	213,047,145
Van Kampen Equity and Income	244,576,969	243,402,176

U.S. government securities not included above were as follows:

	Purchases	Sales
Lord Abbett U.S. Government Securities	$382,446,971	$337,936,291
Oppenheimer Strategic Income	215,361,278	190,024,243
PIMCO Total Return	2,764,737,430	2,734,033,897
Van Kampen Equity and Income	350,149,095	292,425,912

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Large Company Value	0.80%
American Century Select	0.64%
American Century Small-Mid Cap Value	1.00%
Baron Asset	0.95%
Baron Small Cap Growth	0.85%
Columbia Small Cap Value II	0.75%
Davis Venture Value	0.80%
Fundamental Research(1)	0.60% on the first $2 billion
0.55% on the next $1 billion
0.50% on assets over $3 billion

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
Goldman Sachs® Capital Growth(2)	0.80%
Goldman Sachs® Structured Equity	0.70%
JPMorgan International	0.80%
JPMorgan Mid Cap Value	0.75%
Legg Mason Partners Aggressive Growth	0.70% on the first $500 million
0.65% on assets over $500 million
Legg Mason Partners Large Cap Growth	0.64%
Lord Abbett U.S. Government Securities	0.47% on the first $250 million
0.45% on assets over $250 million
Neuberger Berman Partners	0.60%
Neuberger Berman Regency	0.75%
OpCap Balanced Value	0.80%
Oppenheimer Global	0.60%
Oppenheimer Strategic Income(3)	0.50% on the first $6.5 billion
0.475% on the next $5 billion
0.45% on the next $5 billion
0.43% on assets over $16.5 billion
PIMCO Total Return	0.50%
Pioneer High Yield	0.60% on the first $5 billion
0.50% on the next $2 billion
0.40% on the next $2 billion
0.30% on assets over $9 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million
Thornburg Value	0.65%
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million
UBS U.S. Small Cap Growth	0.90%
Van Kampen Comstock	0.60%
Van Kampen Equity and Income	0.55%

(1) Prior to April 28, 2006, the rate was 0.60% for all assets

(2) Prior to January 1, 2006, the rate was 0.85%

(3) Prior to April 28, 2006, the rate was 0.50% for all assets

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, JPMorgan International and Van Kampen Comstock.

For the year ended December 31, 2006, DSL waived $31,957, $27,158 and $194,811 for American Century Small-Mid Cap Value, JPMorgan International and Van Kampen Comstock, respectively.

The waiver represents 50% of negotiated fee reductions in sub-advisory fees being charged to the investment adviser. The waiver only renews at the election of DSL.

American Century Investment Management, Inc. serves as Sub-Adviser to American Century Large Company Value, American Century Select, and American Century Small-Mid Cap Value. BAMCO, Inc. serves as Sub-Adviser to Baron Asset and Baron Small Cap Growth. Columbia Management Advisors, LLC serves as Sub-Adviser to Columbia Small Cap Value II. Davis Selected Advisers, L.P. serves as Sub-Adviser to Davis Venture Value. Goldman Sachs Asset Management, L.P. serves as Sub-Adviser to Goldman Sachs® Capital Growth and Goldman Sachs® Structured Equity. JPMorgan Asset Management (U.K.) Limited serves as Sub-Adviser to JPMorgan International. J.P. Morgan Investment Management Inc. serves as Sub-Adviser to JPMorgan Mid Cap Value. ClearBridge Advisors, LLC serves as Sub-Adviser to Legg Mason Partners Aggressive Growth and Legg Mason Partners Large Cap Growth. Lord, Abbett & Co., LLC serves as Sub-Adviser to Lord Abbett U.S. Government Securities. Neuberger Berman Management, Inc. serves as Sub-Adviser to Neuberger Berman Partners and Neuberger Berman Regency. Oppenheimer Capital LLC serves as Sub-Adviser to OpCap Balanced Value. OppenheimerFunds, Inc. serves as Sub-Adviser to Oppenheimer Global and Oppenheimer Strategic Income. Pacific Investment Management Company LLC serves as Sub-Adviser to PIMCO Total Return. Pioneer Investment Management, Inc. serves as Sub-Adviser to Pioneer High Yield. T. Rowe Price Associates, Inc. serves as Sub-Adviser to T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. Templeton Investment Counsel, LLC serves as Sub-Adviser to Templeton Foreign Equity. Thornburg Investment Management, Inc. serves as Sub-Adviser to Thornburg Value. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to UBS U.S. Large Cap Equity and UBS U.S. Small Cap Growth. Morgan Stanley Investment Management Inc., d/b/a Van Kampen, serves as Sub-Adviser to Van Kampen Comstock and Van Kampen Equity and Income.

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the following Portfolio's operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the following Portfolios a fee at an annual rate of 0.10% of the Portfolios' average daily net assets:

Portfolio	Fee
Baron Asset	0.10%
Columbia Small Cap Value II	0.10%
Lord Abbett U.S. Government Securities	0.10%
Neuberger Berman Partners	0.10%
Neuberger Berman Regency	0.10%
Pioneer High Yield	0.10%
Templeton Foreign Equity	0.10%
UBS U.S. Small Cap Growth	0.10%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

In addition to providing all administrative services necessary for the Portfolios' operations, the administrator also assumes all ordinary recurring direct costs of the Portfolios below, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, the Administrator receives a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Large Company Value	0.20%
American Century Select	0.02%
American Century Small-Mid Cap Value(1)	0.25%
Baron Small Cap Growth(1)	0.23%
Davis Venture Value	0.10%
Fundamental Research	0.20%
Goldman Sachs® Capital Growth(2)	0.10%
Goldman Sachs® Structured Equity	0.20%
JPMorgan International	0.20%
JPMorgan Mid Cap Value(3)	0.25%
Legg Mason Partners Aggressive Growth	0.13%
Legg Mason Partners Large Cap Growth	0.20%
OpCap Balanced Value	0.20%
Oppenheimer Global	0.06%
Oppenheimer Strategic Income	0.04%
PIMCO Total Return(4)	0.25%
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
Thornburg Value	0.25%
UBS U.S. Large Cap Equity	0.15%
Van Kampen Comstock(3)	0.25%
Van Kampen Equity and Income	0.02%

(1) Prior to January 1, 2006, the rate was 0.40%

(2) Prior to January 1, 2006, the rate was 0.20%

(3) Prior to April 28, 2006, the rate was 0.35%. The Administrator had also contractually agreed through May 1, 2006 to waive all or a portion of the administrative services fees and/or reimburse the administrative expenses for the Van Kampen Comstock I Class so that the total net operating expense did not exceed 0.88%. For the year ended December 31, 2006, the Administrator waived $170,088 of the Portfolio's I Class administrative fees.

(4) Prior to January 1, 2006, the rate was 0.35%

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the ADV Class shares of each Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Effective April 28, 2006, the Distributor has voluntarily agreed to waive all or a portion of the distribution fees for Oppenheimer Global and T. Rowe Price Diversified Mid Cap Growth so that total net operating expenses do not exceed 1.15% for each Portfolio's respective ADV Class shares through May 1, 2007.

S Class and ADV Class of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for S Class and ADV Class which shall not exceed an annual rate of 0.25% of the average daily net assets of each of the S Class and ADV Class. Effective May 1, 2006, the Distributor has voluntarily agreed to waive all or a portion of the services fees for Oppenheimer Strategic Income, so that total net operating expenses for ADV Class shares do not exceed 1.00% and for S Class shares do not exceed 0.75%, through May 1, 2008. Effective December 16, 2006, the Distributor has voluntarily agreed to waive all or a portion of service fee for the Neuberger Berman Partners so that total net operation expenses do not exceed 0.89% for the Portfolio's respective S Class shares through April 30, 2009.

Fees paid to the Distributor and Shareholder Organizations by class during the year ended December 31, 2006 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
American Century Large Company Value	$76,608	$19,152	$9,342	$—	$105,102
American Century Select	179,582	5,824	5,999	—	191,405
American Century Small-Mid Cap Value	91,969	22,992	15,480	—	130,441
Baron Asset	7,366	775	1,429	—	9,570
Baron Small Cap Growth	343,149	92,852	82,648	—	518,649
Columbia Small Cap Value II	53,846	7,179	15,430	—	76,455
Davis Venture Value	136,713	17,089	33,205	—	187,007
Fundamental Research	50,701	16,900	9,186	—	76,787
Goldman Sachs® Capital Growth	25,915	3,239	8,077	—	37,231
Goldman Sachs® Structured Equity	32,808	9,374	12,332	—	54,514
JPMorgan International	742,874	185,720	36,533	—	965,127
JPMorgan MidCap Value	151,270	50,423	28,653	—	230,346
Legg Mason Partners Aggressive Growth	770,516	149,855	44,354	—	964,725
Legg Mason Partners Large Cap Growth	24,316	7,599	10,201	—	42,116
Lord Abbett U.S. Government Securities	20,500	4,362	2,987	6,756	34,605
Neuberger Berman Partners	214,332	26,985	36,709	—	278,026
Neuberger Berman Regency	7,761	1,035	1,276	—	10,072

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
OpCap Balanced Value	$59,776	$14,944	$18,541	$—	$93,261
Oppenheimer Global	1,413,003	141,297	69,575	—	1,623,875
Oppenheimer Strategic Income	181,004	14,480	13,511	—	208,995
PIMCO Total Return	141,312	70,656	30,764	—	242,732
Pioneer High Yield	64,089	10,681	1,969	—	76,739
T. Rowe Price Diversified Mid Cap Growth	628,629	19,643	23,396	—	671,668
T. Rowe Price Growth Equity	717,793	179,448	52,554	—	949,795
Templeton Foreign Equity	29,501	3,688	6,894	3,851	43,934
Thornburg Value	107,719	41,430	1,678	—	150,827
UBS U.S. LargeCap Equity	229,663	49,214	7,573	—	286,450
UBS U.S. Small Cap Growth	20,890	2,321	1,117	—	24,328
Van Kampen Comstock	614,301	215,789	91,884	—	921,974
Van Kampen Equity and Income	486,185	17,678	26,529	—	530,392

At December 31, 2006, all shares of the Portfolios were owned by 1) separate accounts of DSL and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) DSL in connection with seed capital contributions made to the Portfolios.

The following portfolios placed a portion of its portfolio transactions with brokerage firms that are affiliates of the Investment Adviser. The commissions paid to these affiliated firms were:

Portfolio	Affiliated Brokers	Commissions Paid
JPMorgan International	ING Baring LLC	$7,821
OpCap Balanced Value	ING Baring LLC	84

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2006, Baron Asset and Neuberger Berman Regency had the following expenses included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceded 5% of total liabilities.

Portfolio	Expense	Amount
Baron Asset	Offering Custody Postage Printing	$1,869 1,154 868 1,168
Neuberger Berman Regency	Miscellaneous Postage	1,335 2,840

NOTE 8 — EXPENSE LIMITATIONS

The Investment Adviser has entered into a written expense limitation agreement ("expense limitation agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets:

	Class ADV	Class I	Class S
Baron Asset	1.55%	1.05%	1.30%
Columbia Small Cap Value II	1.65%	1.15%	1.40%
Fundamental Research(1)	1.25%	0.75%	1.00%
Lord Abbett U.S. Government Securities	1.22%	0.72%	0.97%
Neuberger Berman Partners	1.17%	0.67%	0.92%
Neuberger Berman Regency	1.38%	0.88%	1.13%
Pioneer High Yield	1.25%	0.75%	1.00%
Templeton Foreign Equity	1.48%	0.98%	1.23%
UBS U.S. Small Cap Growth	1.50%	1.00%	1.25%

(1) Effective April 28, 2006, Fundamental Research Portfolio implemented an expense limitation.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

For the year ended December 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31
	2007	2008	2009	Total
Baron Asset	$—	$—	$42,786	$42,786
Fundamental Research	—	—	35,157	35,157
Lord Abbett U.S. Government Securities	—	—	1,228	1,228
Neuberger Berman Partners	—	—	144,882	144,882
Neuberger Berman Regency	—	—	44,767	44,767
Pioneer High Yield	—	—	55,492	55,492
Templeton Foreign Equity	—	—	64,212	64,212
UBS U.S. Small Cap Growth	—	—	26,700	26,700

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — OPTIONS WRITTEN

Transactions in options written for Oppenheimer Strategic Income for the year ended December 31, 2006 were as follows:

Oppenheimer Strategic Income:

	USD Notional	EUR Notional	GBP Notional	JPY Notional	MXN Notional	TRY Notional	Premium
Balance at 12/31/05	3,890,000		—	—	—	—	$15,949
Options Written	—	5,460,000	520,000	1,842,000,000	4,300,000	1,780,000	117,636
Options Terminated in Closing Purchase Transactions		(640,000)	(260,000)	—	(4,300,000)	—	(11,322)
Options Expirations	(3,890,000)	(640,000)	(260,000)	(1,842,000,000)	—	—	(61,112)
Options Exercised	—	—	—	—	—	—	—
Balance at 12/31/06	—	4,180,000	—	—	—	1,780,000	$61,150

Transactions in options written for PIMCO Total Return for the year ended December 31, 2006 were as follows:

PIMCO Total Return:

	USD Notional	EUR Notional	GBP Notional	Premium
Balance at 12/31/05	24,400,000	—	—	$229,024
Options Written	203,600,000	15,500,000	9,700,000	2,114,630
Options Terminated in Closing Purchase Transactions	(72,400,000)			(683,476)
Options Expirations	(7,300,000)			(58,598)
Options Exercised	(15,000,000)			(43,652)
Balance at 12/31/06	133,300,000	15,500,000	9,700,000	$1,557,928

	Number of Contracts	Premium
Balance at 12/31/05	128	$29,914
Options Written	839	306,147
Options Terminated in Closing Purchase Transactions	(259)	(69,999)
Options Expirations	(256)	(89,504)
Options Exercised	(46)	(27,163)
Balance at 12/31/06	406	$149,395
12/31/06 BALANCE OF PREMIUMS RECEIVED FOR OPTIONS WRITTEN:		$1,707,323

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
American Century Large Company Value (Number of Shares)
Shares sold	6,955,603	2,661,918	411,958	306,759	303,456	478,928
Dividends reinvested	321,371	13,064	74,668	38,001	56,349	5,040
Shares redeemed	(4,925,884)	(101,274)	(2,088,243)	(1,986,733)	(532,587)	(263,373)
Net increase (decrease) in shares outstanding	2,351,090	2,573,708	(1,601,617)	(1,641,973)	(172,782)	220,595
American Century Large Company Value ($)
Shares sold	$103,021,839	$37,349,021	$6,122,417	$4,287,796	$4,436,231	$6,612,829
Dividends reinvested	4,582,754	179,496	1,067,012	521,379	793,962	68,599
Shares redeemed	(71,687,988)	(1,407,870)	(30,870,813)	(27,663,175)	(7,666,397)	(3,547,962)
Net increase (decrease)	$35,916,605	$36,120,647	$(23,681,384)	$(22,854,000)	$(2,436,204)	$3,133,466

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
American Century Select (Number of Shares)
Shares sold	1,827,218	31,914,281	118,906	436,803	571,291	246,400
Dividends reinvested	519,194	—	4,388	—	7,983	—
Shares redeemed	(11,580,555)	(10,661,975)	(492,043)	(1,016,486)	(1,660,756)	(1,227,514)
Net increase (decrease) in shares outstanding	(9,234,143)	21,252,306	(368,749)	(579,683)	(1,081,482)	(981,114)
American Century Select ($)
Shares sold	$17,106,401	$278,369,130	$1,075,520	$3,904,181	$5,152,553	$2,206,539
Dividends reinvested	4,330,077	—	36,331	—	65,623	—
Shares redeemed	(104,612,463)	(97,997,787)	(4,470,898)	(9,000,068)	(15,001,901)	(11,026,541)
Net increase (decrease)	$(83,175,985)	$180,371,343	$(3,359,047)	$(5,095,887)	$(9,783,725)	$(8,820,002)
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
American Century Small-Mid Cap Value (Number of Shares)
Shares sold	2,277,704	1,827,763	619,621	912,770	388,600	587,711
Dividends reinvested	16,708	436,034	11,082	402,482	3,334	97,983
Shares redeemed	(2,681,397)	(657,550)	(758,282)	(742,863)	(396,055)	(171,647)
Net increase (decrease) in shares outstanding	(386,985)	1,606,247	(127,579)	572,389	(4,121)	514,047
American Century Small-Mid Cap Value ($)
Shares sold	$28,364,750	$22,769,281	$7,844,421	$11,224,653	$4,792,499	$7,261,980
Dividends reinvested	199,327	5,194,173	131,656	4,790,132	39,179	1,152,631
Shares redeemed	(33,077,908)	(7,948,088)	(9,535,053)	(9,329,831)	(4,862,523)	(2,078,194)
Net increase (decrease)	$(4,513,831)	$20,015,366	$(1,558,976)	$6,684,954	$(30,845)	$6,336,417

	Class I	Class S	Class ADV
	January 3, 2006(1) to December 31, 2006	May 3, 2006(1) to December 31, 2006	January 18, 2006(1) to December 31, 2006
Baron Asset (Number of Shares)
Shares sold	509,448	28,654	320,896
Shares redeemed	(8,403)	(483)	(31,316)
Net increase in shares outstanding	501,045	28,171	289,580
Baron Asset ($)
Shares sold	$5,094,491	$303,753	$3,230,071
Shares redeemed	(87,166)	(5,436)	(320,482)
Net increase	$5,007,325	$298,317	$2,909,589

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Baron Small Cap Growth (Number of Shares)
Shares sold	5,011,290	3,405,463	7,459,932	7,294,601	988,254	1,175,024
Dividends reinvested	71,771	—	150,917	—	23,539	—
Shares redeemed	(3,071,531)	(355,053)	(4,208,141)	(1,997,997)	(478,967)	(341,891)
Net increase in shares outstanding	2,011,530	3,050,410	3,402,708	5,296,604	532,826	833,133
Baron Small Cap Growth ($)
Shares sold	$86,211,661	$53,251,215	$128,766,418	$113,602,924	$16,977,989	$17,807,762
Dividends reinvested	1,149,060	—	2,389,008	—	368,625	—
Shares redeemed	(52,227,320)	(5,541,929)	(72,246,291)	(30,969,966)	(7,993,863)	(5,195,708)
Net increase	$35,133,401	$47,709,286	$58,909,135	$82,632,958	$9,352,751	$12,612,054

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I	Class S	Class ADV
	April 28, 2006(1) to December 31, 2006	May 1, 2006(1) to December 31, 2006	December 29, 2006(1) to December 31, 2006
Columbia Small Cap Value II (Number of Shares)
Shares sold	1,366,939	8,022,908	99
Shares redeemed	(217,067)	(536,249)	—
Net increase in shares outstanding	1,149,872	7,486,659	99
Columbia Small Cap Value II ($)
Shares sold	$13,596,217 *	$76,892,835	$1,000
Shares redeemed	(2,084,285)	(5,219,377)	—
Net increase	$11,511,932	$71,673,458	$1,000

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Davis Venture Value (Number of Shares)
Shares sold	2,891,880	45,465	4,999,094	486,605	116,404	539,144
Dividends reinvested	61,204	408	348,181	—	47,958	315
Shares redeemed	(112,032)	(62,574)	(743,043)	(1,369,582)	(96,026)	(499,011)
Net increase (decrease) in shares outstanding	2,841,052	(16,701)	4,604,232	(882,977)	68,336	40,448
Davis Venture Value ($)
Shares sold	$54,082,000	$817,668	$94,372,300	$8,749,608	$2,163,980	$9,508,471
Dividends reinvested	1,099,844	7,346	6,211,554	—	842,625	5,573
Shares redeemed	(2,104,773)	(1,130,716)	(14,069,002)	(24,365,401)	(1,798,414)	(8,889,431)
Net increase (decrease)	$53,077,071	$(305,702)	$86,514,852	$(15,615,793)	$1,208,191	$624,613
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Fundamental Research (Number of Shares)
Shares sold	4,109,012	62,654	2,444,767	652,623	45,519	53,097
Shares issued from merger	1,827,316	795,084	—	—	—	—
Dividends reinvested	124,817	5,902	68,839	40,102	6,466	3,246
Shares redeemed	(1,253,395)	(163,939)	(1,941,787)	(2,307,923)	(85,403)	(53,779)
Net increase (decrease) in shares outstanding	4,807,750	699,701	571,819	(1,615,198)	(33,418)	2,564
Fundamental Research ($)
Shares sold	$39,827,015	$545,101	$22,691,949	$5,666,170	$426,005	$460,479
Shares issued from merger	17,722,782	7,324,877	—	—	—	—
Dividends reinvested	1,125,853	49,929	620,929	339,663	57,802	27,298
Shares redeemed	(11,719,719)	(1,422,007)	(18,092,450)	(19,964,556)	(798,470)	(460,687)
Net increase (decrease)	$46,955,931	$6,497,900	$5,220,428	$(13,958,723)	$(314,663)	$27,090

(1) Commencement of operations.

*   Includes in-kind subscription from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Goldman Sachs® Capital Growth (Number of Shares)
Shares sold	100,663	118,944	436,496	565,786	100,392	69,593
Dividends reinvested	—	895	—	20,823	—	—
Shares redeemed	(89,608)	(31,348)	(2,805,630)	(3,466,737)	(212,536)	(277,094)
Net increase (decrease) in shares outstanding	11,055	88,491	(2,369,134)	(2,880,128)	(112,144)	(207,501)
Goldman Sachs® Capital Growth ($)
Shares sold	$1,221,502	$1,337,332	$5,173,569	$6,177,415	$1,176,199	$761,815
Dividends reinvested	—	9,754	—	226,138	—	—
Shares redeemed	(1,069,040)	(345,991)	(33,124,040)	(38,259,051)	(2,554,292)	(3,011,024)
Net increase (decrease)	$152,462	$1,001,095	$(27,950,471)	$(31,855,498)	$(1,378,093)	$(2,249,209)
	Class I(1)		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Goldman Sachs® Structured Equity (Number of Shares)
Shares sold	85	—	429,259	634,380	210,575	92,324
Dividends reinvested	—	15	754,397	1,064,865	22,188	7,296
Shares redeemed	(120)	—	(4,758,471)	(2,136,095)	(52,204)	(30,304)
Net increase (decrease) in shares outstanding	(35)	15	(3,574,815)	(436,850)	180,559	69,316
Goldman Sachs® Structured Equity ($)
Shares sold	$1,000	$—	$5,325,000	$7,962,329	$2,459,360	$1,158,740
Dividends reinvested	—	170	8,162,576	12,171,411	235,639	82,596
Shares redeemed	(1,575)	—	(60,796,191)	(26,495,371)	(632,724)	(375,052)
Net increase (decrease)	$(575)	$170	$(47,308,615)	$(6,361,631)	$2,062,275	$866,284
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
JPMorgan International (Number of Shares)
Shares sold	45,558,811	2,992,581	9,306,142	34,481,815	417,670	164,851
Dividends reinvested	549,926	224,057	12,367	246,190	2,525	1,136
Shares redeemed	(14,457,382)	(7,421,491)	(42,019,041)	(8,952,601)	(46,939)	(84,381)
Net increase (decrease) in shares outstanding	31,651,355	(4,204,853)	(32,700,532)	25,775,404	373,256	81,606
JPMorgan International ($)
Shares sold	$693,275,127	$37,093,357	$135,310,861	$421,334,049	$6,240,136	$2,038,736
Dividends reinvested	8,050,923	2,668,525	180,927	2,914,895	36,480	13,389
Shares redeemed	(217,426,374)	(91,750,930)	(629,724,417)	(110,440,369)	(682,076)	(1,055,855)
Net increase (decrease)	$483,899,676	$(51,989,048)	$(494,232,629)	$313,808,575	$5,594,540	$996,270
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
JPMorgan MidCap Value (Number of Shares)
Shares sold	2,819,227	2,647,024	1,058,452	2,011,533	626,803	666,879
Dividends reinvested	50,978	414,890	40,231	410,041	8,285	61,014
Shares redeemed	(882,739)	(1,286,352)	(1,063,949)	(1,445,928)	(148,523)	(194,750)
Net increase in shares outstanding	1,987,466	1,775,562	34,734	975,646	486,565	533,143
JPMorgan MidCap Value ($)
Shares sold	$42,547,053	$38,175,596	$16,122,783	$28,693,277	$9,333,354	$9,602,999
Dividends reinvested	746,324	5,888,381	586,161	5,801,817	119,806	857,812
Shares redeemed	(13,435,093)	(18,071,001)	(16,014,541)	(20,973,214)	(2,199,483)	(2,797,151)
Net increase	$29,858,284	$25,992,976	$694,403	$13,521,880	$7,253,677	$7,663,660

(1) Class I fully redeemed on May 5, 2006 and recommenced operations on December 29, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Legg Mason Partners Aggressive Growth (Number of Shares)
Shares sold	14,639,264	501,090	3,132,784	7,470,449	175,580	117,048
Shares redeemed	(3,047,781)	(2,982,665)	(9,213,654)	(6,520,178)	(178,669)	(18,541)
Net increase (decrease) in shares outstanding	11,591,483	(2,481,575)	(6,080,870)	950,271	(3,089)	98,507
Legg Mason Partners Aggressive Growth ($)
Shares sold	$687,226,545	$21,086,158	$144,043,823	$295,891,931	$7,901,186	$4,736,368
Shares redeemed	(142,216,819)	(119,361,484)	(429,980,390)	(249,022,493)	(8,161,851)	(742,579)
Net increase (decrease)	$545,009,726	$(98,275,326)	$(285,936,567)	$46,869,438	$(260,665)	$3,993,789
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Legg Mason Partners Large Cap Growth (Number of Shares)
Shares sold	272,902	562,690	101,246	156,502	270,377	324,990
Dividends reinvested	27,949	193,291	19,117	129,778	30,526	271,521
Shares redeemed	(705,884)	(668,226)	(390,256)	(370,087)	(922,106)	(1,150,132)
Net increase (decrease) in shares outstanding	(405,033)	87,755	(269,893)	(83,807)	(621,203)	(553,621)
Legg Mason Partners Large Cap Growth ($)
Shares sold	$3,110,302	$6,393,969	$1,129,218	$1,799,706	$3,019,643	$3,711,025
Dividends reinvested	290,112	2,054,680	196,333	1,369,162	311,057	2,850,971
Shares redeemed	(8,171,323)	(7,577,392)	(4,462,310)	(4,297,264)	(10,276,922)	(13,131,647)
Net increase (decrease)	$(4,770,909)	$871,257	$(3,136,759)	$(1,128,396)	$(6,946,222)	$(6,569,651)

	Class I	Class S	Class ADV
	January 3, 2006(1) to December 31, 2006	January 18, 2006(1) to December 31, 2006	December 20, 2006(1) to December 31, 2006
Lord Abbett U.S. Government Securities (Number of Shares)
Shares sold	5,117,101	2,458,020	97
Dividends reinvested	143,705	57,827	—
Shares redeemed	(1,709,930)	(1,100,405)	—
Net increase in shares outstanding	3,550,876	1,415,442	97
Lord Abbett U.S. Government Securities ($)
Shares sold	$50,827,619	$24,705,248	$1,010
Dividends reinvested	1,428,428	574,796	—
Shares redeemed	(17,296,230)	(11,000,899)	—
Net increase	$34,959,817	$14,279,145	$1,010
	Class I	Class S	Class ADV
	January 19, 2006(1) to December 31, 2006	January 3, 2006(1) to December 31, 2006	December 29, 2006(1) to December 31, 2006
Neuberger Berman Partners (Number of Shares)
Shares sold	25,101,066	9,880,195	92
Shares issued from merger	1	16,275,105	—
Shares redeemed	(3,863,723)	(9,496,861)	—
Net increase in shares outstanding	21,237,344	16,658,439	92
Neuberger Berman Partners ($)
Shares sold	$258,138,091	$99,240,980	$1,000
Shares issued from merger	18	178,456,935	—
Shares redeemed	(39,243,444)	(98,649,240)	—
Net increase	$218,894,665	$179,048,675	$1,000

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I	Class S	Class ADV
	January 3, 2006(1) to December 31, 2006	January 12, 2006(1) to December 31, 2006	December 20, 2006(1) to December 31, 2006
Neuberger Berman Regency (Number of Shares)
Shares sold	573,279	771,224	94
Dividends reinvested	495	3,356	—
Shares redeemed	(2,912)	(169,566)	—
Net increase in shares outstanding	570,862	605,014	94
Neuberger Berman Regency ($)
Shares sold	$5,718,914	$7,753,095	$1,010
Dividends reinvested	5,314	36,009	—
Shares redeemed	(28,762)	(1,721,062)	—
Net increase	$5,695,466	$6,068,042	$1,010

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
OpCap Balanced Value (Number of Shares)
Shares sold	80,660	80,997	396,940	862,329	58,246	44,169
Dividends reinvested	4,696	2,106	56,152	38,777	2,131	569
Shares redeemed	(94,031)	(78,341)	(3,923,866)	(4,073,657)	(60,924)	(73,629)
Net increase (decrease) in shares outstanding	(8,675)	4,762	(3,470,774)	(3,172,551)	(547)	(28,891)
OpCap Balanced Value ($)
Shares sold	$1,134,525	$1,080,048	$5,587,245	$11,538,629	$816,845	$585,645
Dividends reinvested	63,166	28,329	755,243	520,776	28,385	7,580
Shares redeemed	(1,332,794)	(1,056,901)	(54,913,812)	(54,650,002)	(851,293)	(981,543)
Net increase (decrease)	$(135,103)	$51,476	$(48,571,324)	$(42,590,597)	$(6,063)	$(388,318)
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Oppenheimer Global (Number of Shares)
Shares sold	6,424,797	103,016,953	6,382,382	3,428,892	1,696,793	1,210,802
Dividends reinvested	347,770	4,041,348	14,921	63,798	17,165	156,780
Shares redeemed	(15,372,206)	(13,320,574)	(443,727)	(2,076,401)	(3,529,353)	(3,887,592)
Net increase (decrease) in shares outstanding	(8,599,639)	93,737,727	5,953,576	1,416,289	(1,815,395)	(2,520,010)
Oppenheimer Global ($)
Shares sold	$99,387,512	$1,252,579,506	$94,829,014	$45,138,934	$24,845,252	$15,348,701
Dividends reinvested	5,077,453	57,127,283	214,388	886,167	243,735	2,162,494
Shares redeemed	(237,338,053)	(174,735,557)	(6,691,967)	(25,073,244)	(52,362,841)	(51,971,027)
Net increase (decrease)	$(132,873,088)	$1,134,971,232	$88,351,435	$20,951,857	$(27,273,854)	$(34,459,832)
	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Oppenheimer Strategic Income (Number of Shares)
Shares sold	7,029,713	23,300,205	1,212,240	2,073,206	526,361	277,984
Dividends reinvested	130,181	685,117	5,803	122,816	1,365	9,827
Shares redeemed	(4,141,588)	(3,891,420)	(2,082,268)	(2,161,397)	(175,540)	(140,231)
Net increase (decrease) in shares outstanding	3,018,306	20,093,902	(864,225)	34,625	352,186	147,580
Oppenheimer Strategic Income ($)
Shares sold	$72,764,925	$233,758,163	$12,449,477	$20,965,239	$5,388,475	$2,802,224
Dividends reinvested	1,398,755	6,830,671	62,039	1,224,476	14,604	97,781
Shares redeemed	(42,555,223)	(39,258,179)	(21,328,206)	(21,799,624)	(1,805,281)	(1,410,390)
Net increase (decrease)	$31,608,457	$201,330,655	$(8,816,690)	$390,091	$3,597,798	$1,489,615

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
PIMCO Total Return (Number of Shares)
Shares sold	9,297,232	9,717,091	1,694,599	3,353,861	1,090,059	1,177,965
Dividends reinvested	413,354	370,074	139,350	202,898	40,189	47,533
Shares redeemed	(6,727,849)	(1,047,575)	(1,122,866)	(3,915,857)	(937,716)	(455,201)
Net increase (decrease) in shares outstanding	2,982,737	9,039,590	711,083	(359,098)	192,532	770,297
PIMCO Total Return ($)
Shares sold	$101,621,577	$106,751,522	$18,505,896	$36,646,753	$11,796,422	$12,796,531
Dividends reinvested	4,464,221	4,041,205	1,499,405	2,207,527	429,622	514,778
Shares redeemed	(73,757,665)	(11,475,514)	(12,285,990)	(42,874,969)	(10,155,390)	(4,929,923)
Net increase (decrease)	$32,328,133	$99,317,213	$7,719,311	$(4,020,689)	$2,070,654	$8,381,386

	Class I	Class S	Class ADV
	January 3, 2006(1) to December 31, 2006	January 20, 2006(1) to December 31, 2006	January 20, 2006(1) to December 31, 2006
Pioneer High Yield (Number of Shares)
Shares sold	12,879,573	1,074,712	804,412
Dividends reinvested	412,987	48,798	17,775
Shares redeemed	(1,552,313)	(313,107)	(772,292)
Net increase in shares outstanding	11,740,247	810,403	49,895
Pioneer High Yield ($)
Shares sold	$128,967,126	$10,739,273	$8,039,832
Dividends reinvested	4,162,628	490,098	177,443
Shares redeemed	(15,539,024)	(3,134,130)	(7,647,456)
Net increase	$117,590,730	$8,095,241	$569,819

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
T. Rowe Price Diversified Mid Cap Growth (Number of Shares)
Shares sold	6,108,855	90,855,628	562,060	830,513	4,340,652	1,278,984
Dividends reinvested	2,901,386	2,294,158	65,615	47,513	151,184	155,088
Shares redeemed	(24,129,518)	(21,132,843)	(2,075,230)	(1,967,457)	(7,359,250)	(3,384,627)
Net increase (decrease) in shares outstanding	(15,119,277)	72,016,943	(1,447,555)	(1,089,431)	(2,867,414)	(1,950,555)
T. Rowe Price Diversified Mid Cap Growth ($)
Shares sold	$55,394,856	$688,591,097	$4,998,673	$6,593,530	$37,662,475	$10,074,467
Dividends reinvested	23,791,368	18,009,139	530,826	369,650	1,209,471	1,195,725
Shares redeemed	(214,858,831)	(170,184,281)	(17,594,314)	(14,967,425)	(64,759,712)	(26,603,625)
Net increase (decrease)	$(135,672,607)	$536,415,955	$(12,064,815)	$(8,004,245)	$(25,887,766)	$(15,333,433)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
T. Rowe Price Growth Equity (Number of Shares)
Shares sold	7,098,028	1,609,059	825,959	3,099,968	552,839	570,153
Dividends reinvested	89,917	84,803	1,498	9,434	3,217	1,776
Shares redeemed	(2,834,054)	(1,291,892)	(3,321,964)	(357,686)	(416,092)	(503,779)
Net increase (decrease) in shares outstanding	4,353,891	401,970	(2,494,507)	2,751,716	139,964	68,150
T. Rowe Price Growth Equity ($)
Shares sold	$389,488,623	$79,961,165	$44,679,348	$153,365,981	$29,702,727	$27,928,540
Dividends reinvested	4,673,010	4,157,878	77,274	459,082	164,722	86,062
Shares redeemed	(154,954,764)	(63,812,431)	(181,745,667)	(18,001,009)	(22,216,100)	(24,632,482)
Net increase (decrease)	$239,206,869	$20,306,612	$(136,989,045)	$135,824,054	$7,651,349	$3,382,120

	Class I	Class S	Class ADV
	January 3, 2006(1) to December 31, 2006	January 12, 2006(1) to December 31, 2006	December 20, 2006(1) to December 31, 2006
Templeton Foreign Equity (Number of Shares)
Shares sold	1,000,001	3,418,607	86
Dividends reinvested	—	31,296	—
Shares redeemed	(86,372)	(435,506)	—
Net increase in shares outstanding	913,629	3,014,397	86
Templeton Foreign Equity ($)
Shares sold	$10,000,010	$36,701,224	$1,010
Dividends reinvested	—	375,868	—
Shares redeemed	(900,000)	(4,676,209)	—
Net increase	$9,100,010	$32,400,883	$1,010

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Thornburg Value (Number of Shares)
Shares sold	122,100	218,098	307,683	766	16,010	1,354
Dividends reinvested	32,202	63,630	27	66	16	36
Shares redeemed	(1,317,692)	(1,898,027)	(103,396)	(7,115)	(2,510)	(3,414)
Net increase (decrease) in shares outstanding	(1,163,390)	(1,616,299)	204,314	(6,283)	13,516	(2,024)
Thornburg Value ($)
Shares sold	$3,560,314	$5,821,235	$9,260,104	$20,613	$477,546	$35,779
Dividends reinvested	882,011	1,677,923	742	1,734	421	946
Shares redeemed	(37,725,387)	(50,560,022)	(3,138,049)	(188,367)	(69,036)	(90,650)
Net increase (decrease)	$(33,283,062)	$(43,060,864)	$6,122,797	$(166,020)	$408,931	$(53,925)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
UBS U.S. Large Cap Equity (Number of Shares)
Shares sold	9,595,093	2,809,555	2,772,902	1,353,016	366,913	47,362
Dividends reinvested	244,847	267,258	11,883	4,244	998	106
Shares redeemed	(5,332,212)	(5,088,577)	(1,134,560)	(583,822)	(26,504)	(6,802)
Net increase (decrease) in shares outstanding	4,507,728	(2,011,764)	1,650,225	773,438	341,407	40,666
UBS U.S. Large Cap Equity ($)
Shares sold	$93,073,309	$24,386,763	$26,738,676	$11,895,077	$3,597,967	$420,260
Dividends reinvested	2,308,904	2,317,124	110,985	36,503	9,291	913
Shares redeemed	(51,922,487)	(44,378,759)	(11,044,116)	(5,299,117)	(249,855)	(59,843)
Net increase (decrease)	$43,459,726	$(17,674,872)	$15,805,545	$6,632,463	$3,357,403	$361,330

	Class I	Class S	Class ADV
	April 28, 2006(1) to December 31, 2006	April 28, 2006(1) to December 31, 2006	April 28, 2006(1) to December 31, 2006
UBS U.S. Small Cap Growth (Number of Shares)
Shares sold	2,686,575	952,635	101
Dividends reinvested	15,156	4,411	—
Shares redeemed	(394,710)	(434,767)	—
Net increase in shares outstanding	2,307,021	522,279	101
UBS U.S. Small Cap Growth ($)
Shares sold	$25,476,263	$9,162,176	$1,006
Dividends reinvested	148,676	43,180	—
Shares redeemed	(3,820,768)	(4,126,228)	—
Net increase	$21,804,171	$5,079,128	$1,006

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Van Kampen Comstock (Number of Shares)
Shares sold	40,993,359	5,486,121	7,978,292	19,691,222	1,124,623	1,196,208
Dividends reinvested	2,092,041	351,568	1,834,218	1,647,807	156,118	60,386
Shares redeemed	(6,592,555)	(574,665)	(27,051,120)	(3,022,164)	(546,815)	(177,672)
Net increase (decrease) in shares outstanding	36,492,845	5,263,024	(17,238,610)	18,316,865	733,926	1,078,922
Van Kampen Comstock ($)
Shares sold	$520,979,421	$65,570,222	$99,575,160	$235,202,173	$13,971,062	$14,252,401
Dividends reinvested	25,125,416	4,092,246	21,955,582	19,114,567	1,851,560	696,857
Shares redeemed	(82,439,322)	(6,932,026)	(344,077,235)	(35,920,390)	(6,729,082)	(2,104,032)
Net increase (decrease)	$463,665,515	$62,730,442	$(222,546,493)	$218,396,350	$9,093,540	$12,845,226

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S		Class ADV
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Van Kampen Equity and Income (Number of Shares)
Shares sold	1,375,407	15,795,367	952,673	1,212,672	127,128	216,494
Dividends reinvested	1,330,944	54,984	127,984	870	24,246	421
Shares redeemed	(2,148,019)	(8,835,762)	(432,456)	(582,681)	(67,625)	(74,607)
Net increase in shares outstanding	558,332	7,014,589	648,201	630,861	83,749	142,308
Van Kampen Equity and Income ($)
Shares sold	$50,898,732	$522,792,481	$34,829,393	$42,084,427	$4,606,497	$7,311,592
Dividends reinvested	47,168,642	1,872,766	4,512,722	29,541	846,440	14,161
Shares redeemed	(79,896,329)	(309,018,920)	(15,811,167)	(19,559,547)	(2,453,385)	(2,517,187)
Net increase	$18,171,045	$215,646,327	$23,530,948	$22,554,421	$2,999,552	$4,808,566

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' board, the following securities have been deemed to be illiquid. The Portfolios may invest up to 15% of net assets, in illiquid securities. ING value for certain of securities was determined by ING Funds Valuation Committee appointed by the Portfolios' Board.

Portfolio	Security	Notional Principal/Par Value	Initial Acquision Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
Oppenheimer
Strategic
Income	Argentina Bonos, 0.000%, due 09/30/14	7,983,000	07/08/05	$2,700,397	$2,874,094	0.7%
	Argentina Government International Bond, 2.000%, due 02/04/18	1,003,200	05/15/05	433,963	529,018	0.1%
	CITI EGYTB CLN, 8.775%, due 02/22/07	1,670,000	08/15/06	287,290	288,394	0.1%
	CITI EGYTB CLN, 9.079%, due 03/22/07	6,000,000	09/19/06	1,025,082	1,028,045	0.2%
	CITI EGYTB CLN, 8.700%, due 07/12/07	1,750,000	08/01/06	291,329	291,169	0.1%
	DEU EGYCD TRS, 10.029%, due 09/12/07	2,560,000	12/12/06	418,486	417,130	0.1%
	New Turkish Lira (TRY) Put/Japanese Yen (JPY) Call, Exercise Price 65.00, expires 01/30/07	(1,780,000)	07/28/06	(30,218)	—	0.0%
					$5,427,850	1.3%
PIMCO Total Return	Credit Default Swaps
	American International Group 5.6% due 10/18/2016, receive 0.55%	1,600,000	12/20/06	—	671	0.0%
	American International Group Convertible, zero coupon, due 11/9/2031, receive 0.050%	1,600,000	09/26/06	—	489	0.0%
	Citifinancial, 6.625%, due 6/1/2015, pay 0.145%	400,000	10/19/06	—	12	0.0%
	CVS Corporation, 5.75%, 8/15/2011, pay 0.235%	2,800,000	10/19/06	—	182	0.0%
	Dow Jones CDX.NA.IG.5 Index 10-Year (10-15% Tranche), receive 0.460%	3,300,000	11/30/06	—	678	0.0%
	Dow Jones CDX.EM.3 Index, receive 2.100%	900,000	04/15/05	(23,400)	51,067	0.0%
	Ford Motor Credit Company 7% due 10/01/2013, receive 2.680%	500,000	04/08/05	—	5,380	0.0%
	General Motors Acceptance Corporation 6.875% due 8/28/2012, receive 3.550%	500,000	04/07/05	—	7,602	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.610%	400,000	03/14/05	—	415	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.700%	500,000	03/15/05	—	620	0.0%
	Russian Federation 2.25% Step due 3/31/2030, receive 0.770%	200,000	05/19/05	—	443	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.260%	300,000	12/14/06	—	1	0.0%
	Russian Federation 5% Step due 3/31/2030, receive 0.260%	300,000	12/14/06	—	1	0.0%
	Interest Rate Swaps
	Receive a fixed rate equal to 14.36% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	2,200,000	09/22/06	—	39,294	0.0%
	Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: HSBC Bank USA, N.A.	9,200,000	07/19/06	206,983	114,326	0.1%
	Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	3,400,000	06/21/06	62,734	42,251	0.0%
	Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Deutsche Bank AG	1,100,000	07/19/06	24,748	13,669	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional Principal/Par Value	Initial Acquision Date	Cost/ (Upfront Payments)	Value	Percent of Net Assets
Pimco Total Return (continued)	Receive a fixed rate equal to 6% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Morgan Stanley Capital Services, Inc.	4,300,000	07/31/06	$644,303	$892,332	0.3%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.25% Counterparty: Goldman Sachs Capital Markets, L.P.	600,000	06/27/06	64,307	50,003	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Goldman Sachs Capital Markets, L.P.	3,000,000	11/30/06	(53,545)	4,512	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Deutsche Bank AG	2,900,000	03/08/06	56,150	3,402	0.0%
	Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	1,100,000	01/11/06	(17,862)	1,291	0.0%
	Receive a fixed rate equal to 8.86% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	13,000,000	09/22/06	—	83,139	0.0%
	Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	21,600,000	11/16/06	(2,056)	42,516	0.0%
	Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	10,300,000	11/17/06	(6,235)	20,274	0.0%
	Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	9,400,000	11/15/06	29,141	51,701	0.0%
	Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	22,900,000	11/09/06	58,651	125,953	0.1%
	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: The Royal Bank of Scotland PLC	18,100,000	12/05/06	(8,666)	244,125	0.1%
	Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: UBS AG, London	49,900,000	08/02/06	(126,664)	26,257	0.0%
	Receive a fixed rate equal to 12.948% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	17,300,000	12/06/06	2,286	90,283	0.0%
	Call Options
	Call Swaption OTC — Wachovia Bank, N.A. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.73% Exp 2/1/2007	10,700,000	02/15/06	36,648	353	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.08% Exp 4/19/2007	12,000,000	05/02/06	40,350	35,928	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.25% Exp 6/7/2007	19,000,000	06/07/06	83,600	111,473	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.5% Exp 6/29/2007	26,200,000	07/05/06	112,267	252,647	0.1%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.75% Exp 7/2/2007	380,200,000	12/12/06	650,522	281,766	0.1%
	Call Swaption OTC — Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.00% Exp 12/20/2007	16,700,000	09/20/06	108,216	101,879	0.1%
	Call Swaption OTC — Citibank N.A., London 6 Month EUR-EURIBOR — Fund Pays Floating Strike @ 3.96% Exp 7/2/2007	36,400,000	08/03/06	198,716	59,005	0.0%
	European Style Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.85% Exp 3/26/2007	35,100,000	10/04/06	48,965	6,461	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.9% Exp 10/25/2007	11,700,000	10/25/06	47,093	53,608	0.0%
	Call Swaption OTC — Citibank N.A., London 6 Month GBP-LIBOR — Fund Pays Floating Strike @ 5.00% Exp 6/15/2007	6,300,000	09/15/06	26,301	2,775	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 6 Month GBP-LIBOR — Fund Pays Floating Strike @ 5.1835% Exp 9/14/2007	24,000,000	11/07/06	137,206	65,596	0.0%
	Call Swaption OTC — JPMorgan Chase Bank, N.A. 6 Month GBP-LIBOR — Fund Pays Floating Strike @ 5.0625% Exp 6/15/2007	3,500,000	09/18/06	15,134	2,652	0.0%
	Put Option OTC
	FNMA 6% 30-Year March TBA Strike @ $91.875 Exp 3/6/2007	22,000,000	12/06/06	$2,578	$5,456	0.0%
					$2,892,488	0.9%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

Portfolio	Security	Notional Principal/Par Value	Initial Acquision Date	Cost	Value	Percent of Net Assets
UBS U.S. Small
Cap Growth
Portfolio	PetroHawk Energy Corp.	31,915	05/12/06	$366,901	$367,023	1.3%
					$367,023	1.3%

NOTE 12 — REORGANIZATIONS

On December 16, 2006, Neuberger Berman Partners, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Eagle Asset Capital Appreciation Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Neuberger	ING Eagle Asset
Berman	Capital Appreciation
	Portfolio	$178,457	$237,795	$24,622	1.60

The net assets of Neuberger Berman Partners after the acquisition were $416,252,210.

On April 29, 2006, Fundamental Research, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of USLICO Series Fund — The Stock Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Fundamental	USLICO Series
Research	Fund — The Stock
	Portfolio	$17,723	$59,979	$1,478	0.85

The net assets of Fundamental Research after the acquisition were $77,702,010.

On December 3, 2005, Fundamental Research as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING VP Disciplined Large Cap Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Portfolio Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
Fundamental	ING VP Disciplined
Research	LargeCap Portfolio	$7,325	$34,839	$766	0.46

The Net assets of Fundamental Research after the acquisition were $42,163,829.

NOTE 13 — CONCENTRATION OF RISKS

Non-Diversified (JPMorgan Mid Cap Value and Davis Venture Value). There is additional risk associated with being non-diversified, since the Portfolios are not limited in the proportion of their assets in a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause that Portfolio's share price to fluctuate more than that of a diversified portfolio.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2006, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
American Century Large Company Value	$24,777,215	$25,694,832
American Century Select	63,353,437	65,554,520
American Century Small-Mid Cap Value	20,486,880	21,258,300
Goldman Sachs® Capital Growth	9,612,582	9,906,586
Goldman Sachs® Structured Equity	9,198,815	9,556,070
JPMorgan International	51,236,416	53,604,926
JPMorgan Mid Cap Value	47,768,546	49,306,597
Legg Mason Partners Aggressive Growth	239,393,951	248,826,363
OpCap Balanced Value	20,946,203	21,545,723
Oppenheimer Global	237,900,334	249,224,950
Oppenheimer Strategic Income	69,149,628	71,242,896
PIMCO Total Return	3,763,173	3,842,658
T. Rowe Price Diversified Mid Cap Growth	300,472,103	309,512,716
T. Rowe Price Growth Equity	242,907,836	250,015,114
Thornburg Value	39,336,030	40,882,194
UBS U.S. Large Cap Equity	66,757,959	69,037,649
Van Kampen Comstock	94,590,206	97,842,059

NOTE 15 — REVERSE REPURCHASE AGREEMENT

During the year ended December 31, 2006, Lord Abbett U.S. Government Securities entered into reverse repurchase agreements that had an average daily balance outstanding of $1,740,112 with an average interest rate of 4.903% and paid interest of $5,925. At December 31, 2006, At December 31, 2006, the reverse repurchase outstanding for the Portfolio was as follows:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date
$1,825,369	Morgan Stanley	4.70%	1/31/2007

NOTE 16 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Select	$—	$(1,117,258)	$1,117,258
American Century Small-Mid Cap	—	(99,708)	99,708
Baron Asset	(18,814)	17,416	1,398
Baron Small Cap Growth	(1,380,265)	1,378,652	1,613
Columbia Small Cap Value II	(19,550)	(541)	20,091
Davis Venture Value	—	(34,053)	34,053
Fundamental Research	(9,681,656)	—	9,681,656
Goldman Sachs® Capital Growth	—	141,356	(141,356)
Goldman Sachs® Structured Equity	2,183,695	(7,478)	(2,176,217)
JPMorgan International	—	1,969,130	(1,969,130)
JPMorgan MidCap Value	—	(112,189)	112,189
Legg Mason Partners Aggressive Growth	(1,680,845)	1,680,845	—
Legg Mason Partners Large Cap Growth	(83,606)	83,606	—
Lord Abbett U.S. Government Securities	(43,937)	48,927	(4,990)
Neuberger Berman Partners	244,172	30,568	(274,740)
Neuberger Berman Regency	(2,103)	(1,128)	3,231
Oppenheimer Global	—	5,075,947	(5,075,947)
Oppenheimer Strategic Income	—	(3,857,781)	3,857,781
PIMCO Total Return	—	2,002,810	(2,002,810)
Pioneer High Yield	(76,158)	61,132	15,026
T. Rowe Price Growth Equity	—	(262,207)	262,207
Templeton Foreign Equity	(3,311)	(13,502)	16,813
Thornburg Value	—	(27,357)	27,357
UBS U.S. Small Cap Growth	(653)	44,546	(43,893)
Van Kampen Equity and Income	—	(11,623)	11,623

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
American Century Large Company Value	$1,442,728	$5,001,000	$769,475	$—
American Century Select	4,432,031	—	—	—
American Century Small-Mid Cap	240,929	129,233	8,405,035	2,731,901
Baron Small Cap Growth	—	3,909,366	—	—
Davis Venture Value	8,611	8,145,412	12,919	—
Fundamental Research	970,069	834,515	416,890	—
Goldman Sachs® Capital Growth	—	—	235,893	—
Goldman Sachs® Structured Equity	2,649,561	5,748,654	4,563,634	7,690,537
JPMorgan International	8,268,330	—	5,596,809	—
JPMorgan MidCap Value	32,332	1,419,959	5,769,366	6,778,644
Legg Mason Partners Large Cap Growth	751,416	46,086	3,143,124	3,131,689
Lord Abbett U.S. Government Securities	2,118,999	—	—	—
Neuberger Berman Regency	74,796	4,335	—	—
OpCap Balanced Value	846,794	—	556,685	—
Oppenheimer Global	1,762,925	3,772,651	56,677,221	3,498,723
Oppenheimer Strategic Income	1,475,398	—	8,152,928	—
PIMCO Total Return	6,393,248	—	5,368,461	1,395,048
Pioneer High Yield	4,983,683	13,591	—	—
T. Rowe Price Diversified Mid Cap Growth	23,217,817	2,313,848	11,971,399	7,603,115
T. Rowe Price Growth Equity	2,793,872	2,121,134	4,703,022	—
Templeton Foreign Equity	503,330	—	—	—
Thornburg Value	883,174	—	1,680,604	—
UBS U.S. Large Cap Equity	2,429,180	—	2,354,540	—
UBS U.S. Small Cap Growth	233,673	—	—	—
Van Kampen Comstock	19,664,407	29,268,151	8,250,085	15,653,585
Van Kampen Equity and Income	52,527,804	—	1,595,480	320,987

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
American Century Large Company Value	$2,654,374	$6,876,874	$13,397,867	$—	$—	$—	—
American Century Select	1,901,425	—	26,431,046	—	—	(1,748,688)	2010
						(16,757,708)	2014
						$(18,506,396)
American Century Small-Mid Cap	9,399,267	4,373,141	4,185,621	—	(7,908)	—	—
Baron Asset	—	—	1,129,384	(183)	—	(218,154)	2014
Baron Small Cap Growth	—	—	111,036,219	—	—	(1,497,637)	2014
Columbia Small Cap Value II	168,887	—	5,118,636	—	—	(745,669)	2014
Davis Venture Value	1,726,719	89,859	19,660,459	—	—	—	—
Fundamental Research	2,063,759	1,100,251	6,209,412	—	—	(2,140,134)	2008
						(1,063,078)	2009
						(322,313)	2010
						$(3,525,525)
Goldman Sachs® Capital Growth	57,790	—	3,894,446	—	—	(3,419,687)	2010
						(4,114,134)	2011
						(2,145,265)	2012
						$(9,679,086)
Goldman Sachs® Structured Equity	2,690,847	5,122,964	6,020,131	—	—	—	—
JPMorgan International	14,128,261	—	315,011,571	—	—	(8,746,321)	2009
						(70,771,343)	2010
						$(79,517,664)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
JPMorgan MidCap Value	$4,091,938	$10,561,808	$28,965,164	$—	$—	$—	—
Legg Mason Partners Aggressive Growth	—	—	359,778,822	—	—	(237,859,439)	2010
Legg Mason Partners Large Cap Growth	—	515,637	5,570,339	—	—	—	—
Lord Abbett U.S. Government Securities	—	—	373,401	—	—	(263,112)	2014
Neuberger Berman Partners	3,735,119	17,333,506	18,896,917	—	(2,515)	—	—
Neuberger Berman Regency	32,091	1,085	737,783	—	—	—	—
OpCap Balanced Value	2,111,568	7,271,057	6,258,871	—	—	—	—
Oppenheimer Global	53,582,617	86,867,057	600,700,264	—	—	—	—
Oppenheimer Strategic Income	20,460,903	—	8,501,644	—	—	(711,170)	2013
PIMCO Total Return	14,035,171	—	324,567	—	—	(1,828,225)	2013
						(1,713,823)	2014
						$(3,542,048)	—
Pioneer High Yield	—	—	2,568,320	—	—	—	—
T. Rowe Price Diversified Mid Cap Growth	19,199,095	78,160,440	141,735,276	—	—	—	—
T. Rowe Price Growth Equity	18,401,380	59,098,234	228,534,316	—	—	—	—
Templeton Foreign Equity	23,598	—	5,670,567	—	—	—	—
Thornburg Value	926,863	—	22,115,513	—	—	(56,380,893)	2009
						(113,367,765)	2010
						$(169,748,658)
UBS U.S. Large Cap Equity	3,083,237	—	54,326,627	—	—	(70,855,496)	2010
UBS U.S. Small Cap Growth	244,197	—	355,959	—	—	—	—
Van Kampen Comstock	17,869,003	26,161,222	111,337,538	—	—	—	—
Van Kampen Equity and Income	32,038,608	19,564,855	112,381,900	—	—	—	—

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. We are aware that an affiliate of the Portfolios' investment adviser may have failed to limit the availability of American Century Large Company Value, American Century Small-Mid Cap Value, Baron Small Cap Growth, Davis Venture Value, JPMorgan MidCap Value, Legg Mason Partners Aggressive Growth, Oppenheimer Strategic Income, PIMCO Total Return, T. Rowe Price Growth Equity, UBS U.S. Large Cap Equity, UBS U.S. Small Cap Growth and Van Kampen Comstock for investment to "eligible investors" under the Code. The legal and tax consequences, if any, of this are currently under active review, but we do not believe that it is probable that any liability has been incurred by the Portfolios. Although it is not probable that any liability has been incurred, ING has agreed to indemnify any affected Portfolio from and against economic consequences of any such failure incurred either (i) directly or (ii) by virtue of any indemnification by the Portfolios resulting from such failure.

NOTE 17 — SUBSEQUENT EVENTS

On January 11, 2007, the Board approved a proposal to reorganize American Century Select into ING BlackRock Large Cap Growth Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about April 28, 2007.

Subsequent to December 31, 2006, the following Portfolios declared the following dividends and distributions:

Type	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class ADV NII	$0.0460	February 1, 2007	Daily
Class I NII	$0.0504	February 1, 2007	Daily
Class S NII	$0.0482	February 1, 2007	Daily
Goldman Sachs Capital Growth
Class ADV NII	$0.1184	January 12, 2007	January 9, 2007
Class I NII	$0.1907	January 12, 2007	January 9, 2007
Class S NII	$0.1499	January 12, 2007	January 9, 2007
Goldman Sachs Structured Equity
Class ADV NII	$0.1525	January 12, 2007	January 9, 2007
Class I NII	$0.2098	January 12, 2007	January 9, 2007
Class S NII	$0.0741	January 12, 2007	January 9, 2007
All Classes STCG	$0.5676	January 12, 2007	January 9, 2007
All Classes LTCG	$1.5888	January 12, 2007	January 9, 2007

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 18 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management is currently analyzing the tax positions of the Portfolios. To date, this analysis reflects an uncertain tax position in American Century Large Company Value, American Century Small-Mid Cap Value, Baron Small Cap Growth, Davis Venture Value, JPMorgan MidCap Value, Legg Mason Partners Aggressive Growth, Oppenheimer Strategic Income, PIMCO Total Return, T. Rowe Price Growth Equity, UBS U.S. Large Cap Equity, UBS U.S. Small Cap Growth and Van Kampen Comstock that has the potential to result in a liability upon adoption of FIN 48. Management of the Portfolios is presently determining whether the tax benefits recorded by these Portfolios are more likely-than-not to be sustained if challenged by taxing authorities. To the extent that, in Management's judgment, the more likely-than-not threshold cannot be achieved, ING has agreed to indemnify the Portfolios and will bear any taxes and other costs related to this position that may occur. As a result, in Management's opinion, the adoption of FIN 48 is not expected to have a material impact on the financial statements of the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements". The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 19 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, DSL (formerly known as, ILIAC) reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep, including DSL (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 19 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, DSL reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 19 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Commission. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of DSL entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of DSL entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 95.2%
		Aerospace/Defense: 0.8%
14,200		Northrop Grumman Corp.	$961,340
			961,340
		Agriculture: 1.4%
19,100		Altria Group, Inc.	1,639,162
			1,639,162
		Apparel: 1.4%
18,400	L	Liz Claiborne, Inc.	799,664
9,500	L	VF Corp.	779,760
			1,579,424
		Banks: 12.1%
83,500		Bank of America Corp.	4,458,065
29,000		Bank of New York Co., Inc.	1,141,730
20,000	L	National City Corp.	731,200
10,600		PNC Financial Services Group, Inc.	784,824
47,600		US Bancorp.	1,722,644
36,300	L	Wachovia Corp.	2,067,285
88,800		Wells Fargo & Co.	3,157,728
			14,063,476
		Beverages: 1.9%
27,200		Coca-Cola Co.	1,312,400
28,100	L	Pepsi Bottling Group, Inc.	868,571
			2,180,971
		Chemicals: 2.0%
22,100	L	EI DuPont de Nemours & Co.	1,076,491
18,800	L	PPG Industries, Inc.	1,207,148
			2,283,639
		Commercial Services: 1.2%
26,300	L	H&R Block, Inc.	605,952
21,000		RR Donnelley & Sons Co.	746,340
			1,352,292
		Computers: 2.6%
39,600		Hewlett-Packard Co.	1,631,124
14,900		International Business Machines Corp.	1,447,535
			3,078,659
		Diversified Financial Services: 11.4%
100,000		Citigroup, Inc.	5,570,000
46,900		Freddie Mac	3,184,510
23,600		Merrill Lynch & Co., Inc.	2,197,160
27,100		Morgan Stanley	2,206,753
			13,158,423
		Electric: 2.6%
27,000		Exelon Corp.	1,671,030
38,300	L	PPL Corp.	1,372,672
			3,043,702
		Environmental Control: 0.5%
16,500		Waste Management, Inc.	606,705
			606,705
		Exchange Traded Fund: 1.2%
9,500	L	SPDR Trust Series 1	1,346,055
			1,346,055

Shares			Value
		Food: 2.2%
$52,400	L	Kroger Co.	$1,208,868
47,400	@@	Unilever NV ADR	1,291,650
			2,500,518
		Forest Products & Paper: 1.2%
20,200	L	Weyerhaeuser Co.	1,427,130
			1,427,130
		Gas: 0.6%
28,500	L	NiSource, Inc.	686,850
			686,850
		Healthcare-Products: 1.4%
24,400		Johnson & Johnson	1,610,888
			1,610,888
		Healthcare-Services: 0.3%
6,200		Quest Diagnostics	328,600
			328,600
		Housewares: 0.6%
24,300	L	Newell Rubbermaid, Inc.	703,485
			703,485
		Insurance: 6.9%
23,600		Allstate Corp.	1,536,596
29,100		American International Group, Inc.	2,085,306
14,500		Hartford Financial Services Group, Inc.	1,352,995
23,300		Loews Corp.	966,251
22,000		Marsh & McLennan Cos., Inc.	674,520
10,300	L	MGIC Investment Corp.	644,162
11,300		Torchmark Corp.	720,488
			7,980,318
		Iron/Steel: 0.4%
8,400		Nucor Corp.	459,144
			459,144
		Machinery-Diversified: 0.7%
8,800		Deere & Co.	836,616
			836,616
		Media: 3.8%
22,000	L	Gannett Co., Inc.	1,330,120
97,500	L	Time Warner, Inc.	2,123,550
22,400	@,L	Viacom, Inc.	919,072
			4,372,742
		Miscellaneous Manufacturing: 4.7%
16,200	L	Dover Corp.	794,124
44,000		General Electric Co.	1,637,240
24,100	@@,L	Ingersoll-Rand Co.	943,033
9,000		Parker Hannifin Corp.	691,920
44,500	@@	Tyco International Ltd.	1,352,800
			5,419,117
		Office/Business Equipment: 0.6%
43,000	@	Xerox Corp.	728,850
			728,850

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas: 13.3%
9,300	L	Anadarko Petroleum Corp.	$404,736
47,200	L	Chevron Corp.	3,470,616
33,500		ConocoPhillips	2,410,325
7,700	L	Devon Energy Corp.	516,516
71,500	L	ExxonMobil Corp.	5,479,045
44,600	@@	Royal Dutch Shell PLC ADR	3,157,234
			15,438,472
		Oil & Gas Services: 0.1%
2,300	@,L	National Oilwell Varco, Inc.	140,714
			140,714
		Pharmaceuticals: 5.4%
33,800		Abbott Laboratories	1,646,398
18,000		Merck & Co., Inc.	784,800
85,600		Pfizer, Inc.	2,217,040
31,300	L	Wyeth	1,593,796
			6,242,034
		Retail: 4.0%
53,900		Dollar General Corp.	865,634
34,100		Gap, Inc.	664,950
23,000	L	Home Depot, Inc.	923,680
26,100	L	McDonald's Corp.	1,157,013
22,700		Wal-Mart Stores, Inc.	1,048,286
			4,659,563
		Savings & Loans: 1.5%
37,900	L	Washington Mutual, Inc.	1,724,071
			1,724,071
		Semiconductors: 0.7%
6,200	L	Applied Materials, Inc.	114,390
32,100		Intel Corp.	650,025
			764,415
		Software: 2.7%
11,800	@,L	Fiserv, Inc.	618,556
62,500		Microsoft Corp.	1,866,250
38,100	@,L	Oracle Corp.	653,034
			3,137,840
		Telecommunications: 5.0%
61,200		AT&T, Inc.	2,187,900
24,300		BellSouth Corp.	1,144,773
52,300		Sprint Nextel Corp.	987,947
40,500		Verizon Communications, Inc.	1,508,220
			5,828,840
Total Common Stock (Cost $96,282,350)			110,284,055

Principal Amount		Value
SHORT-TERM INVESTMENTS: 27.0%
	U.S. Government Agency Obligations: 4.8%
$5,577,000	Federal Home Loan Bank, 4.600%, due 01/02/07	5,575,575
Total U.S. Government Agency Obligations (Cost $5,575,575)		5,575,575

Principal Amount		Value
	Securities Lending Collateralcc: 22.2%
25,694,832	The Bank of New York Institutional Cash Reserves Fund	$25,694,832
Total Securities Lending Collateral (Cost $25,694,832)		25,694,832
Total Short-Term Investments (Cost $31,270,407)		31,270,407

Total Investments in Securities (Cost $127,552,757)*	122.2%	$141,554,462
Other Assets and Liabilities - Net	(22.2)	(25,756,910)
Net Assets	100.0%	$115,797,552

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $128,156,595.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,547,727
Gross Unrealized Depreciation	(149,860)
Net Unrealized Appreciation	$13,397,867

Information concerning open futures contracts at December 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500 E-Mini	12	$857,040	03/16/2007	$(5,416)
		$857,040		$(5,416)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SELECT PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 100.0%
		Advertising: 2.6%
79,310	L	Omnicom Group	$8,291,067
			8,291,067
		Aerospace/Defense: 5.3%
80,890		Boeing Co.	7,186,268
82,260		General Dynamics Corp.	6,116,031
61,600		Rockwell Collins, Inc.	3,898,664
			17,200,963
		Banks: 2.1%
83,370		Bank of New York Co., Inc.	3,282,277
48,580	L	PNC Financial Services Group, Inc.	3,596,863
			6,879,140
		Beverages: 2.6%
423,331	@@	Diageo PLC	8,317,465
			8,317,465
		Commercial Services: 0.7%
2,572,500	@@	Hopewell Highway Infrastructure Ltd.	2,204,732
			2,204,732
		Computers: 1.8%
447,730	@,L	EMC Corp.	5,910,036
			5,910,036
		Cosmetics/Personal Care: 2.1%
103,980		Colgate-Palmolive Co.	6,783,655
			6,783,655
		Diversified Financial Services: 5.5%
30,550		Goldman Sachs Group, Inc.	6,090,143
229,811	L	Janus Capital Group, Inc.	4,961,619
83,780		Morgan Stanley	6,822,205
			17,873,967
		Electric: 0.8%
120,380	@	AES Corp.	2,653,175
			2,653,175
		Electrical Components & Equipment: 2.0%
67,709		Molex, Inc.	2,141,636
104,410	@,@@	Vestas Wind Systems A/S	4,394,058
			6,535,694
		Electronics: 0.8%
43,486		Amphenol Corp.	2,699,611
			2,699,611
		Energy-Alternate Sources: 0.8%
56,450	@,@@	Q-Cells AG	2,525,864
			2,525,864
		Engineering & Construction: 4.0%
525,970	@@,S	ABB Ltd. ADR	9,456,940
121,850	@@	Chicago Bridge & Iron Co. NV	3,331,379
			12,788,319

Shares			Value
		Food: 1.3%
117,560		Sysco Corp.	$4,321,506
			4,321,506
		Healthcare-Products: 7.2%
194,520	S	Baxter International, Inc.	9,023,783
112,110	S	Johnson & Johnson	7,401,502
126,790		Medtronic, Inc.	6,784,533
			23,209,818
		Healthcare-Services: 2.7%
66,479	@,L	Laboratory Corp. of America Holdings	4,884,212
84,090	L	Manor Care, Inc.	3,945,503
			8,829,715
		Holding Companies-Diversified: 0.5%
354,231	@@	China Merchants Holdings International Co., Ltd.	1,449,048
			1,449,048
		Insurance: 7.0%
91,680		American International Group, Inc.	6,569,789
220,550	S	Loews Corp.	9,146,209
130,130		St. Paul Travelers Cos., Inc.	6,986,680
			22,702,678
		Internet: 3.3%
169,940	@,L	eBay, Inc.	5,110,096
12,390	@	Google, Inc.	5,705,347
			10,815,443
		Iron/Steel: 3.2%
79,001		Allegheny Technologies, Inc.	7,163,811
78,610	@@,L	Mittal Steel Co. NV	3,315,770
			10,479,581
		Leisure Time: 3.1%
140,020	L	Carnival Corp.	6,867,981
46,310		Harley-Davidson, Inc.	3,263,466
			10,131,447
		Lodging: 4.4%
102,010	@,L	Las Vegas Sands Corp.	9,127,855
81,540		Starwood Hotels & Resorts Worldwide, Inc.	5,096,250
			14,224,105
		Machinery-Construction & Mining: 1.1%
56,480	@	Terex Corp.	3,647,478
			3,647,478
		Media: 3.8%
174,970	@,L	Comcast Corp.	7,406,480
164,600	@@	Rogers Communications, Inc.-Class B	4,897,843
			12,304,323
		Mining: 1.6%
41,860	L	Phelps Dodge Corp.	5,011,479
			5,011,479

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SELECT PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 2.2%
230,970	@@,L	Tyco International Ltd.	$7,021,488
			7,021,488
		Oil & Gas: 4.4%
178,740	S	Frontier Oil Corp.	5,136,988
112,140		Occidental Petroleum Corp.	5,475,796
138,940	@@,L	Statoil ASA ADR	3,656,901
			14,269,685
		Pharmaceuticals: 2.4%
28,910	@@	Roche Holding AG	5,172,391
111,960		Schering-Plough Corp.	2,646,734
			7,819,125
		Retail: 4.0%
197,150	L	Limited Brands, Inc.	5,705,521
117,950	@@	Next PLC	4,145,610
55,270		Yum! Brands, Inc.	3,249,876
			13,101,007
		Semiconductors: 4.9%
223,730	@,@@	ASML Holding NV	5,521,301
260,380	@,L	MEMC Electronic Materials, Inc.	10,191,273
			15,712,574
		Software: 7.7%
134,370	@,L	Adobe Systems, Inc.	5,525,294
102,950	@,L	Hyperion Solutions Corp.	3,700,023
146,650	@@	Infosys Technologies Ltd. ADR	8,001,224
256,690		Microsoft Corp.	7,664,763
			24,891,304
		Telecommunications: 4.1%
297,830	@,S	Cisco Systems, Inc.	8,139,694
140,930		Verizon Communications, Inc.	5,248,233
			13,387,927
Total Common Stock (Cost $296,267,224)			323,993,419

Principal Amount		Value
SHORT-TERM INVESTMENTS: 20.9%
	U.S. Government Agency Obligations: 0.7%
$2,226,000	Federal Home Loan Bank, 4.600%, due 01/02/07	2,225,431
Total U.S. Government Agency Obligations (Cost $2,225,431)		2,225,431
	Securities Lending Collateralcc: 20.2%
65,554,520	The Bank of New York Institutional Cash Reserves Fund	65,554,520
Total Securities Lending Collateral (Cost $65,554,520)		65,554,520
Total Short-Term Investments (Cost $67,779,951)		67,779,951

Total Investments in Securities (Cost $364,047,175)*	120.9%	$391,773,370
Other Assets and Liabilities - Net	(20.9)	(67,719,320)
Net Assets	100.0%	$324,054,050

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities And forward currency exchange contracts.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $365,334,221.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,937,441
Gross Unrealized Depreciation	(3,498,292)
Net Unrealized Appreciation	$26,439,149

At December 31, 2006 the following forward currency contracts were outstanding for the ING American Century Select Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Canada Dollars			USD
CAD 2,757,873	Sell	1/31/07	2,376,350	2,364,938	$11,412
Switzerland Francs CHF 3,158,417	Sell	1/31/07	USD 2,585,751	2,592,054	(6,303)
Denmark Kroner DKK 11,954,945	Sell	1/31/07	USD 2,107,229	2,116,368	(9,139)
EURO EUR 2,982,358	Sell	1/31/07	USD 3,920,339	3,936,846	(16,507)
British Pound Sterling GBP 3,144,338	Sell	1/31/07	USD 6,151,583	6,156,556	(4,973)
					$(25,510)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 96.3%
		Aerospace/Defense: 2.2%
9,900	@,L	Alliant Techsystems, Inc.	$774,081
8,021		Curtiss-Wright Corp.	297,419
8,700		DRS Technologies, Inc.	458,316
16,003	L	EDO Corp.	379,911
7,100	@,L	Moog, Inc.	271,149
2,409		Northrop Grumman Corp.	163,089
			2,343,965
		Agriculture: 0.2%
6,400		Delta & Pine Land Co.	258,880
			258,880
		Airlines: 0.7%
6,500	@	Alaska Air Group, Inc.	256,750
13,600		Skywest, Inc.	346,936
11,098		Southwest Airlines Co.	170,021
			773,707
		Apparel: 0.6%
4,600	L	Columbia Sportswear Co.	256,220
15,200		Wolverine World Wide, Inc.	433,504
			689,724
		Auto Manufacturers: 0.4%
25,976		Wabash National Corp.	392,238
			392,238
		Auto Parts & Equipment: 1.0%
26,200	L	ArvinMeritor, Inc.	477,626
1,349		BorgWarner, Inc.	79,618
4,200	L	Lear Corp.	124,026
18,293	L	Superior Industries International	352,506
			1,033,776
		Banks: 7.5%
3,938		BB&T Corp.	172,996
10,100	L	Central Pacific Financial Corp.	391,476
10,700		Chemical Financial Corp.	356,310
6,100		City National Corp.	434,320
1,431		Commerce Bancshares, Inc.	69,275
4,700		Cullen/Frost Bankers, Inc.	262,354
11,057		Fifth Third Bancorp.	452,563
20,200		First Midwest Bancorp., Inc.	781,336
52,300		Fulton Financial Corp.	873,410
16,600		Greater Bay Bancorp.	437,078
19,300		Hanmi Financial Corp.	434,829
3,019		Marshall & Ilsley Corp.	145,244
13,100	L	Pacific Capital Bancorp.	439,898
4,900		Provident Bankshares Corp.	174,440
39,490		South Financial Group, Inc.	1,050,039
17,400	L	Sterling Bancshares, Inc.	226,548
4,421		SunTrust Banks, Inc.	373,353
5,170	L	Susquehanna Bancshares, Inc.	138,970
15,700	L	TCF Financial Corp.	430,494
3,800		Webster Financial Corp.	185,136
4,800		Wilmington Trust Corp.	202,416
1,886		Zions Bancorp.	155,482
			8,187,967

Shares			Value
		Beverages: 0.9%
6,773		Anheuser-Busch Cos., Inc.	$333,232
22,983		Coca-Cola Enterprises, Inc.	469,313
5,641		Pepsi Bottling Group, Inc.	174,363
			976,908
		Biotechnology: 0.1%
2,239	@	Invitrogen Corp.	126,705
			126,705
		Building Materials: 0.3%
7,900		LSI Industries, Inc.	156,815
4,593		Masco Corp.	137,193
			294,008
		Chemicals: 3.0%
5,500		CF Industries Holdings, Inc.	141,020
553		EI DuPont de Nemours & Co.	26,937
17,100		Ferro Corp.	353,799
1,900		FMC Corp.	145,445
17,083	@	Innophos, Inc.	250,778
321		International Flavors & Fragrances, Inc.	15,780
21,614		Minerals Technologies, Inc.	1,270,687
39,962	L	Olin Corp.	660,172
1,461		Rohm & Haas Co.	74,686
7,300		Sensient Technologies Corp.	179,580
5,200	L	UAP Holding Corp.	130,936
			3,249,820
		Coal: 0.3%
24,200	@,L	Alpha Natural Resources, Inc.	344,366
			344,366
		Commercial Services: 1.9%
426		ABM Industries, Inc.	9,674
35,600	L	Advance America Cash Advance Centers, Inc.	521,540
4,547	@,@@	Aegean Marine Petroleum Network, Inc.	74,571
10,947		Aramark Corp.	366,177
22,300	@,L	Corinthian Colleges, Inc.	303,949
6,400	@	Healthspring, Inc.	130,240
4,500		Kelly Services, Inc.	130,230
11,700	L	MAXIMUS, Inc.	360,126
8,000	@	Valassis Communications, Inc.	116,000
			2,012,507
		Computers: 1.8%
1,354		Diebold, Inc.	63,096
2,034	@	DST Systems, Inc.	127,389
10,400	@	Electronics for Imaging	276,432
4,672		Imation Corp.	216,921
11,800		Jack Henry & Associates, Inc.	252,520
6,383	@	NCI, Inc.	97,596
53,000	@	Perot Systems Corp.	868,670
1,513	@	Synopsys, Inc.	40,442
			1,943,066

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Distribution/Wholesale: 0.8%
4,569		Genuine Parts Co.	$216,708
2,132		Owens & Minor, Inc.	66,668
9,500	@	United Stationers, Inc.	443,555
2,412		WW Grainger, Inc.	168,695
			895,626
		Diversified Financial Services: 2.4%
18,900	@	Asset Acceptance Capital Corp.	317,898
23,600	@,L	Cowen Group, Inc.	499,140
5,865		Freddie Mac	398,234
9,200	@	Knight Capital Group, Inc.	176,364
3,600	@@,L	Lazard Ltd.	170,424
9,200	L	National Financial Partners Corp.	404,524
1,986		Nuveen Investments, Inc.	103,034
20,700		Waddell & Reed Financial, Inc.	566,352
			2,635,970
		Electric: 3.2%
6,756		Ameren Corp.	363,000
1,778		Consolidated Edison, Inc.	85,468
9,000	L	Empire District Electric Co.	222,210
12,000		Great Plains Energy, Inc.	381,600
3,300		Idacorp, Inc.	127,545
14,485		Portland General Electric Co.	394,716
50,781		Puget Energy, Inc.	1,287,806
12,900		Westar Energy, Inc.	334,884
3,128		Wisconsin Energy Corp.	148,455
7,564		Xcel Energy, Inc.	174,426
			3,520,110
		Electrical Components & Equipment: 0.8%
4,110		Hubbell, Inc. — Class A	185,813
8,103		Hubbell, Inc. — Class B	360,584
11,223	@	Littelfuse, Inc.	357,789
			904,186
		Electronics: 1.8%
8,200	@	Avnet, Inc.	209,346
10,900	@	Benchmark Electronics, Inc.	265,524
8,300	@,L	Coherent, Inc.	262,031
3,802		Methode Electronics, Inc.	41,176
23,500	@	Paxar Corp.	541,910
48,923	@	Vishay Intertechnology, Inc.	662,417
			1,982,404
		Engineering & Construction: 1.1%
8,000	@,L	Insituform Technologies, Inc.	206,880
7,800	@,L	Shaw Group, Inc.	261,300
9,200	@	URS Corp.	394,220
6,100		Washington Group International, Inc.	364,719
			1,227,119
		Entertainment: 1.4%
13,942		International Speedway Corp.	711,600
19,543	L	Speedway Motorsports, Inc.	750,451
			1,462,051
		Environmental Control: 0.7%
19,100		American Ecology Corp.	353,541
2,977	@	Nalco Holding Co.	60,909
8,760		Republic Services, Inc.	356,269
			770,719

Shares			Value
		Exchange Traded Fund: 5.3%
29,800	@@,L	iShares Russell 2000 Index Fund	$2,327,082
33,400	@@,L	iShares Russell 2000 Value Index Fund	2,672,668
5,481	@@	iShares S&P MidCap 400 Index Fund	439,576
4,800	@@,L	iShares S&P SmallCap 600/BARRA Value Index Fund	361,632
			5,800,958
		Food: 1.8%
1,503		ConAgra Foods, Inc.	40,581
7,500		Corn Products International, Inc.	259,050
14,102		Diamond Foods, Inc.	268,079
2,946		General Mills, Inc.	169,690
10,342		HJ Heinz Co.	465,493
5,300		JM Smucker Co.	256,891
11,791	@@	Maple Leaf Foods, Inc.	124,770
480	@,L	Performance Food Group Co.	13,267
7,700		Pilgrim's Pride Corp.	226,611
5,513	@@	Unilever NV ADR	150,229
			1,974,661
		Forest Products & Paper: 0.6%
8,700		Glatfelter	134,850
5,043		MeadWestvaco Corp.	151,593
6,000		Neenah Paper, Inc.	211,920
2,417		Weyerhaeuser Co.	170,761
			669,124
		Gas: 1.5%
13,300		Atmos Energy Corp.	424,403
37,332		WGL Holdings, Inc.	1,216,277
			1,640,680
		Hand/Machine Tools: 0.8%
8,900		Kennametal, Inc.	523,765
6,300		Regal-Beloit Corp.	330,813
			854,578
		Healthcare-Products: 3.6%
4,100		Arrow International, Inc.	145,058
16,530		Beckman Coulter, Inc.	988,494
7,000	@,L	Biosite, Inc.	341,950
15,424		Dade Behring Holdings, Inc.	614,029
14,200	@,@@,L	Orthofix International NV	710,000
12,327	L	Steris Corp.	310,271
34,276	@	Symmetry Medical, Inc.	474,037
7,000		Vital Signs, Inc.	349,440
			3,933,279
		Healthcare-Services: 3.4%
26,000	@	Alliance Imaging, Inc.	172,900
24,600	@	Amsurg Corp.	565,800
25,702	@,L	Assisted Living Concepts	254,193
14,300	@	Community Health Systems, Inc.	522,236
10,815		Health Management Associates, Inc.	228,305
10,100	@	LifePoint Hospitals, Inc.	340,370
7,594	@	National Dentex Corp.	132,895
3,500	@	Pediatrix Medical Group, Inc.	171,150
12,300	@	RehabCare Group, Inc.	182,655
23,000	@,L	Triad Hospitals, Inc.	962,090
3,284		Universal Health Services, Inc.	182,032
			3,714,626

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Home Builders: 0.2%
6,500	@,L	WCI Communities, Inc.	$124,670
1,051		Winnebago Industries	34,588
			159,258
		Home Furnishings: 0.6%
11,100		Ethan Allen Interiors, Inc.	400,821
11,300	L	La-Z-Boy, Inc.	134,131
1,975		Whirlpool Corp.	163,965
			698,917
		Household Products/Wares: 0.5%
1,075		Clorox Co.	68,961
7,533		Kimberly-Clark Corp.	511,867
			580,828
		Housewares: 0.1%
1,757	@@	Hunter Douglas NV	141,247
			141,247
		Insurance: 6.2%
2,254		AMBAC Financial Group, Inc.	200,764
16,400	L	American Equity Investment Life Holding Co.	213,692
675		Arthur J Gallagher & Co.	19,946
34,484	@@	Aspen Insurance Holdings Ltd.	908,998
3,279		Chubb Corp.	173,492
3,210		Delphi Financial Group	129,877
11,900	@@	Endurance Specialty Holdings Ltd.	435,302
6,701		Genworth Financial, Inc.	229,241
1,393		Hartford Financial Services Group, Inc.	129,981
8,800		HCC Insurance Holdings, Inc.	282,392
6,300		Hilb Rogal & Hobbs Co.	265,356
2,562		Horace Mann Educators Corp.	51,752
5,500	@@	IPC Holdings Ltd.	172,975
7,051		Marsh & McLennan Cos., Inc.	216,184
7,254		MGIC Investment Corp.	453,665
18,300	@	National Atlantic Holdings Corp.	213,378
4,900	@,L	Onebeacon Insurance Group, Ltd.	137,200
6,000	@@,L	PartnerRe Ltd.	426,180
11,100		Phoenix Cos., Inc.	176,379
34,100	@@	Platinum Underwriters Holdings Ltd.	1,055,054
1,449	@,L	ProAssurance Corp.	72,334
6,400		Protective Life Corp.	304,000
11,806	@,@@	RAM Holdings Ltd.	168,708
9,700		United Fire & Casualty Co.	341,925
			6,778,775
		Internet: 0.5%
19,600	@,L	Digitas, Inc.	262,836
30,200	@,L	WebMethods, Inc.	222,272
			485,108
		Investment Companies: 1.4%
11,500	L	Apollo Investment Corp.	257,600
14,037	@,L	Kohlberg Capital Corp.	242,840
17,300	L	MCG Capital Corp.	351,536
42,900	L	Patriot Capital Funding, Inc.	621,621
			1,473,597

Shares			Value
		Iron/Steel: 1.3%
7,700	@,L	Claymont Steel Holdings, Inc.	$141,603
3,000		Cleveland-Cliffs, Inc.	145,320
6,000		Gibraltar Industries, Inc.	141,060
2,700	@	Oregon Steel Mills, Inc.	168,507
3,400	L	Reliance Steel & Aluminum Co.	133,892
5,600		Ryerson, Inc.	140,504
10,100		Schnitzer Steel Industries, Inc.	400,970
7,500		Steel Technologies, Inc.	131,625
			1,403,481
		Leisure Time: 0.8%
6,200		Arctic Cat, Inc.	109,058
29,800	@,L	K2, Inc.	393,062
4,000	L	Polaris Industries, Inc.	187,320
11,100	@,L	Town Sports International Holdings, Inc.	182,928
			872,368
		Machinery-Diversified: 0.7%
8,000		Albany International Corp.	263,280
24,669	@,L	Altra Holdings, Inc.	346,600
6,400		Briggs & Stratton Corp.	172,480
			782,360
		Media: 1.0%
17,000		Hearst-Argyle Television, Inc.	433,500
47,100		Journal Communications, Inc.	593,931
			1,027,431
		Metal Fabricate/Hardware: 1.5%
17,900	L	Kaydon Corp.	711,346
12,700		Mueller Industries, Inc.	402,590
18,000		Timken Co.	525,240
			1,639,176
		Mining: 0.2%
976		Compass Minerals International, Inc.	30,803
3,765		Newmont Mining Corp.	169,990
			200,793
		Miscellaneous Manufacturing: 2.3%
5,000		AO Smith Corp.	187,800
7,127	L	Aptargroup, Inc.	420,778
7,600		Crane Co.	278,464
20,000	@,L	Griffon Corp.	510,000
2,789		Honeywell International, Inc.	126,174
6,498		Lancaster Colony Corp.	287,926
15,300		Pentair, Inc.	480,420
6,700		Reddy Ice Holdings, Inc.	172,994
			2,464,556
		Office Furnishings: 0.3%
10,000		Herman Miller, Inc.	363,600
			363,600
		Office/Business Equipment: 0.1%
2,327		Pitney Bowes, Inc.	107,484
			107,484
		Oil & Gas: 2.3%
1,903		Apache Corp.	126,569
7,100		Cimarex Energy Co.	259,150
10,500	@,L	Encore Acquisition Co.	257,565

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
6,500	@	Forest Oil Corp.	$212,420
15,300		Helmerich & Payne, Inc.	374,391
4,272		Murphy Oil Corp.	217,231
15,679	L	St. Mary Land & Exploration Co.	577,614
6,200	@	Stone Energy Corp.	219,170
5,400	@	Unit Corp.	261,630
			2,505,740
		Oil & Gas Services: 2.4%
43,600	@	Global Industries Ltd.	568,544
11,700	@	Helix Energy Solutions Group, Inc.	367,029
3,500	@,L	Hornbeck Offshore Services, Inc.	124,950
30,900	@	Key Energy Services, Inc.	483,585
10,800	@	Lone Star Technologies	522,828
6,100		Lufkin Industries, Inc.	354,288
13,900	@,@@	North American Energy Partners	226,292
			2,647,516
		Packaging & Containers: 0.9%
19,020		Bemis Co.	646,300
7,800		Sonoco Products Co.	296,868
			943,168
		Pharmaceuticals: 1.3%
29,000		Alpharma, Inc.	698,900
11,700	@,L	Par Pharmaceutical Cos., Inc.	261,729
10,100		Perrigo Co.	174,730
8,509	@	Watson Pharmaceuticals, Inc.	221,489
			1,356,848
		Pipelines: 0.6%
14,237		Equitable Resources, Inc.	594,395
			594,395
		Real Estate: 0.1%
3,239	@@	British Land Co. PLC	108,361
			108,361
		Real Estate Investment Trusts: 4.1%
30,400	L	Alesco Financial, Inc.	325,280
41,531		Annaly Capital Management, Inc.	577,696
6,186		DCT Industrial Trust, Inc.	72,995
33,757	L	Education Realty Trust, Inc.	498,591
28,157		Getty Realty Corp.	870,051
11,300		Healthcare Realty Trust, Inc.	446,802
12,400		Highland Hospitality Corp.	176,700
19,900	L	Lexington Corporate Properties Trust	446,158
3,400		Mack-Cali Realty Corp.	173,400
22,200		MFA Mortgage Investments, Inc.	170,718
13,400		National Retail Properties, Inc.	307,530
1,353		Rayonier, Inc.	55,541
10,900		Realty Income Corp.	301,930
			4,423,392
		Retail: 5.6%
6,700		Barnes & Noble, Inc.	266,057
4,100	@	BJ's Wholesale Club, Inc.	127,551
11,500		Borders Group, Inc.	257,025
6,900		Casey's General Stores, Inc.	162,495
7,600		Cato Corp.	174,116
12,900	@,L	CEC Entertainment, Inc.	519,225

Shares			Value
19,444		Dollar General Corp.	$312,271
29,300	L	Fred's, Inc.	352,772
26,800	@,L	HOT Topic, Inc.	357,512
22,319	L	Kenneth Cole Productions, Inc.	535,433
4,041		Lowe's Cos., Inc.	125,877
8,376		OSI Restaurant Partners, Inc.	328,339
42,500	@,L	Pier 1 Imports, Inc.	252,875
10,900	@,L	Rare Hospitality International, Inc.	358,937
18,500	@,L	Red Robin Gourmet Burgers, Inc.	663,225
6,200		Ruby Tuesday, Inc.	170,128
4,100		Stage Stores, Inc.	124,599
14,700	L	Talbots, Inc.	354,270
19,600	L	Tuesday Morning Corp.	304,780
7,500	L	United Auto Group, Inc.	176,775
6,100	@	Zale Corp.	172,081
			6,096,343
		Savings & Loans: 1.3%
11,500		Flagstar Bancorp., Inc.	170,660
1,139		MAF Bancorp., Inc.	50,902
50,510		Washington Federal, Inc.	1,188,500
			1,410,062
		Semiconductors: 1.8%
6,475		Applied Materials, Inc.	119,464
5,300	@,L	Cabot Microelectronics Corp.	179,882
26,800	@,L	Emulex Corp.	522,868
10,906	@	Exar Corp.	141,778
20,017	@	Mattson Technology, Inc.	186,558
8,500	@,L	Rudolph Technologies, Inc.	135,320
8,416	@	Teradyne, Inc.	125,903
3,000	@	Varian Semiconductor Equipment Associates, Inc.	136,560
18,700	@,L	Veeco Instruments, Inc.	350,251
			1,898,584
		Software: 4.1%
19,700	@,L	Aspen Technology, Inc.	217,094
9,400	@	Efunds Corp.	258,500
12,400		Inter-Tel, Inc.	274,784
24,100	@,L	Lawson Software, Inc.	178,099
25,162	@,L	Neoware, Inc.	332,390
58,000	@,L	Parametric Technology Corp.	1,045,161
71,100	@,L	Sybase, Inc.	1,756,170
42,113	@,L	Ulticom, Inc.	403,864
			4,466,062
		Telecommunications: 1.6%
14,000	@,L	Aeroflex, Inc.	164,080
11,906		Commonwealth Telephone Enterprises, Inc.	498,385
4,100	@,L	CommScope, Inc.	124,968
6,023	@	CPI International, Inc.	90,345
46,800	@,L	EFJ, Inc.	315,432
19,373		Iowa Telecommunications Services, Inc.	381,842
8,200	L	Plantronics, Inc.	173,840
			1,748,892
		Textiles: 0.4%
11,103		G&K Services, Inc.	431,796
			431,796

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Toys/Games/Hobbies: 0.1%
4,364		Hasbro, Inc.	$118,919
			118,919
		Transportation: 1.7%
3,800	L	Alexander & Baldwin, Inc.	168,492
2,669	L	Arkansas Best Corp.	96,084
9,500	@@	Arlington Tankers Ltd.	222,015
21,800	@@,L	Double Hull Tankers, Inc.	352,942
19,855		Heartland Express, Inc.	298,222
39,500		Werner Enterprises, Inc.	690,460
			1,828,215
		Trucking & Leasing: 0.2%
4,200		Aircastle Ltd.	123,900
2,512	@@	Genesis Lease, Ltd. ADR	59,032
			182,932
Total Common Stock (Cost $98,152,253)			104,553,932
PREFERRED STOCK: 0.7%
		Insurance: 0.6%
11,900	@@	Aspen Insurance Holdings Ltd.	647,063
			647,063
		Real Estate Investment Trusts: 0.1%
4,900	P	Natl Retail Properties	124,705
			124,705
Total Preferred Stock (Cost $722,018)			771,768
Total Long-Term Investments (Cost $98,874,271)			105,325,700

Principal Amount		Value
SHORT-TERM INVESTMENTS: 19.6%
	Securities Lending Collateralcc: 19.6%
$21,258,300	The Bank of New York Institutional Cash Reserves Fund	21,258,300
Total Short-Term Investments (Cost $21,258,300)		21,258,300

Total Investments in Securities (Cost $120,132,571)*	116.6%	$126,584,000
Other Assets and Liabilities - Net	(16.6)	(18,054,605)
Net Assets	100.0%	$108,529,395

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $122,398,371.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,381,535
Gross Unrealized Depreciation	(1,195,906)
Net Unrealized Appreciation	$4,185,629

At December 31, 2006 the following forward currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Canada Dollars			USD
CAD 112,988	Sell	1/31/07	97,357	96,983	$374
EURO EUR 232,566	Sell	1/31/07	USD 305,710	307,485	(1,775)
British Pound Sterling GBP 45,380	Sell	1/31/07	USD 88,781	88,872	(91)
					$(1,492)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 95.2%
		Advertising: 2.6%
600	@	Getty Images, Inc.	$25,692
3,300	@	Lamar Advertising Co.	215,787
			241,479
		Aerospace/Defense: 1.0%
2,200	@@	Empresa Brasileira de Aeronautica SA	91,102
			91,102
		Apparel: 2.6%
3,100		Polo Ralph Lauren Corp.	240,746
			240,746
		Banks: 2.4%
2,100		Cathay General Bancorp.	72,471
2,000		City National Corp.	142,400
			214,871
		Commercial Services: 4.4%
1,000		Corporate Executive Board Co.	87,700
5,700	@	Iron Mountain, Inc.	235,638
4,500	@	SAIC, Inc.	80,055
			403,393
		Distribution/Wholesale: 2.4%
3,300		Fastenal Co.	118,404
2,500		Pool Corp.	97,925
			216,329
		Diversified Financial Services: 16.5%
2,700		AllianceBernstein Holding LP	217,080
10,700		Charles Schwab Corp.	206,938
400		Chicago Mercantile Exchange Holdings, Inc.	203,900
5,500		Eaton Vance Corp.	181,555
900		First Marblehead Corp.	49,185
4,400		International Securities Exchange, Inc.	205,876
7,600		Jefferies Group, Inc.	203,832
3,000		Nuveen Investments, Inc.	155,640
400		Student Loan Corp.	82,920
			1,506,926
		Entertainment: 1.5%
4,500	@	Scientific Games Corp.	136,035
			136,035
		Environmental Control: 1.9%
2,300	@	Stericycle, Inc.	173,650
			173,650
		Food: 1.4%
2,700		Whole Foods Market, Inc.	126,711
			126,711
		Gas: 2.0%
6,500		Southern Union Co.	181,675
			181,675
		Healthcare-Products: 4.9%
3,600		Dentsply International, Inc.	107,460
2,300	@	Edwards Lifesciences Corp.	108,192
2,600	@	Henry Schein, Inc.	127,348
1,300	@	Idexx Laboratories, Inc.	103,090
			446,090

Shares			Value
		Healthcare-Services: 7.1%
2,200		Brookdale Senior Living, Inc.	$105,600
3,400	@	Community Health Systems, Inc.	124,168
1,900	@	Covance, Inc.	111,929
1,800	@	Laboratory Corp. of America Holdings	132,246
3,700		Manor Care, Inc.	173,604
			647,547
		Home Builders: 1.8%
5,000	@	Toll Brothers, Inc.	161,150
			161,150
		Insurance: 5.6%
2,300	@,@@	Arch Capital Group Ltd.	155,503
2,500		Assurant, Inc.	138,125
5,000		Brown & Brown, Inc.	141,050
2,500		HCC Insurance Holdings, Inc.	80,225
			514,903
		Lodging: 10.3%
5,500		Boyd Gaming Corp.	249,205
4,000	@	Las Vegas Sands Corp.	357,920
3,500	@	Wynn Resorts Ltd.	328,475
			935,600
		Oil & Gas: 3.5%
3,200		Helmerich & Payne, Inc.	78,304
3,500		Range Resources Corp.	96,110
3,000		XTO Energy, Inc.	141,150
			315,564
		Oil & Gas Services: 1.2%
1,100	@	SEACOR Holdings, Inc.	109,054
			109,054
		Pharmaceuticals: 1.1%
3,200	@	VCA Antech, Inc.	103,008
			103,008
		Real Estate: 5.7%
10,000	@	CB Richard Ellis Group, Inc.	332,000
1,800		Forest City Enterprises, Inc.	105,120
1,500		St. Joe Co.	80,355
			517,475
		Real Estate Investment Trusts: 3.5%
500		AvalonBay Communities, Inc.	65,025
2,400	@	Douglas Emmett, Inc.	63,816
1,400		SL Green Realty Corp.	185,892
			314,733
		Retail: 6.2%
2,200	@	Carmax, Inc.	117,986
3,800	@	Cheesecake Factory	93,480
3,500	@	Copart, Inc.	105,000
2,500	@	O'Reilly Automotive, Inc.	80,150
4,200		Tiffany & Co.	164,808
			561,424
		Software: 1.5%
2,300		SEI Investments Co.	136,988
			136,988

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Transportation: 4.1%
3,000	@	CH Robinson Worldwide, Inc.	$122,670
2,400		Expeditors International Washington, Inc.	97,200
5,000	@@	UTI Worldwide, Inc.	149,500
			369,370

Total Investments in Securities (Cost $7,532,670)*	95.2%	$8,665,823
Other Assets and Liabilities - Net	4.8	441,641
Net Assets	100.0%	$9,107,464

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $7,536,439.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,395,642
Gross Unrealized Depreciation	(266,258)
Net Unrealized Appreciation	$1,129,384

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 91.6%
		Advertising: 0.2%
5,000	@	Getty Images, Inc.	$214,100
10,000	@	R.H. Donnelley Corp.	627,300
			841,400
		Airlines: 0.4%
145,000	@	JetBlue Airways Corp.	2,059,000
			2,059,000
		Apparel: 1.8%
300,000	@	Carter's, Inc.	7,650,000
10,000		Polo Ralph Lauren Corp.	776,600
			8,426,600
		Auto Parts & Equipment: 0.4%
451,500	@	Delphi Corp.	1,724,730
			1,724,730
		Banks: 5.4%
80,000		Cathay General Bancorp.	2,760,800
190,000		Center Financial Corp.	4,554,300
120,000		Central Pacific Financial Corp.	4,651,200
160,000		First Republic Bank	6,252,800
200,000		UCBH Holdings, Inc.	3,512,000
110,000	@	Western Alliance Bancorp.	3,824,700
			25,555,800
		Beverages: 0.7%
125,000	@	Peet's Coffee & Tea, Inc.	3,280,000
			3,280,000
		Biotechnology: 0.3%
32,000	@	Charles River Laboratories International, Inc.	1,384,000
			1,384,000
		Building Materials: 1.5%
160,000		Eagle Materials, Inc.	6,916,800
			6,916,800
		Chemicals: 1.1%
250,000	@	Symyx Technologies	5,397,500
			5,397,500
		Commercial Services: 8.2%
125,000		Chemed Corp.	4,622,500
47,100	@	ChoicePoint, Inc.	1,854,798
120,000	@	CoStar Group, Inc.	6,427,200
325,000		DeVry, Inc.	9,100,000
130,000		Macquarie Infrastructure Co. Trust	4,612,400
100,000	@	Morningstar, Inc.	4,505,000
160,000	@	PRA International	4,043,200
100,000	@	Senomyx, Inc.	1,299,000
25,000		Strayer Education, Inc.	2,651,250
			39,115,348
		Distribution/Wholesale: 1.7%
135,000	@	Beacon Roofing Supply, Inc.	2,540,700
80,000		Pool Corp.	3,133,600
50,000		Watsco, Inc.	2,358,000
			8,032,300

Shares			Value
		Diversified Financial Services: 9.1%
280,000		Cohen & Steers, Inc.	$11,247,600
41,000	@	Evercore Partners, Inc.	1,510,850
97,500		First Marblehead Corp.	5,328,375
16,000		GAMCO Investors, Inc.	615,360
200,000		International Securities Exchange, Inc.	9,358,000
250,000		Jefferies Group, Inc.	6,705,000
145,000		National Financial Partners Corp.	6,375,650
100,000	@	Thomas Weisel Partners Group, Inc.	2,110,000
			43,250,835
		Electric: 1.4%
160,000		ITC Holdings Corp.	6,384,000
			6,384,000
		Energy-Alternate Sources: 1.1%
142,308	@	Sunpower Corp.	5,289,588
			5,289,588
		Entertainment: 4.7%
75,000	@	Great Wolf Resorts, Inc.	1,047,000
200,000	@	Isle of Capri Casinos, Inc.	5,316,000
50,000	@	Penn National Gaming, Inc.	2,081,000
100,000	@	Pinnacle Entertainment, Inc.	3,314,000
150,000	@	Scientific Games Corp.	4,534,500
150,000	@	Shuffle Master, Inc.	3,930,000
45,000	@	Vail Resorts, Inc.	2,016,900
			22,239,400
		Food: 1.3%
125,000	@	Ralcorp Holdings, Inc.	6,361,250
			6,361,250
		Gas: 0.5%
88,198		Southern Union Co.	2,465,134
			2,465,134
		Healthcare-Products: 3.5%
100,000	@	Edwards Lifesciences Corp.	4,704,000
75,000	@	Gen-Probe, Inc.	3,927,750
35,000	@	Intuitive Surgical, Inc.	3,356,500
70,000	@	Kensey Nash Corp.	2,226,000
115,000	@	PSS World Medical, Inc.	2,245,950
			16,460,200
		Healthcare-Services: 6.7%
200,000	@	Amerigroup Corp.	7,178,000
175,000	@	Centene Corp.	4,299,750
80,000	@	Community Health Systems, Inc.	2,921,600
35,000		Manor Care, Inc.	1,642,200
122,000	@	Nighthawk Radiology Holdings, Inc.	3,111,000
90,000	@	Odyssey HealthCare, Inc.	1,193,400
45,000	@	United Surgical Partners International, Inc.	1,275,750
150,000	@	WellCare Health Plans, Inc.	10,335,000
			31,956,700
		Home Builders: 1.6%
100,000		Brookfield Homes Corp.	3,755,000
40,000	@	Hovnanian Enterprises, Inc.	1,356,000
40,000	@	Meritage Homes Corp.	1,908,800
25,000		Standard-Pacific Corp.	669,750
			7,689,550

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Household Products/Wares: 1.1%
125,000		Church & Dwight Co., Inc.	$5,331,250
			5,331,250
		Insurance: 1.0%
65,000	@,@@	Arch Capital Group Ltd.	4,394,650
10,000		Brown & Brown, Inc.	282,100
			4,676,750
		Internet: 3.6%
80,000	@	Blue Nile, Inc.	2,951,200
50,000	@	Checkfree Corp.	2,008,000
120,000	@	Equinix, Inc.	9,074,400
125,000	@	NetFlix, Inc.	3,232,500
			17,266,100
		Leisure Time: 0.8%
80,000	@	Life Time Fitness, Inc.	3,880,800
			3,880,800
		Lodging: 5.5%
200,000		Ameristar Casinos, Inc.	6,148,000
70,000		Choice Hotels International, Inc.	2,947,000
80,000	@@	Four Seasons Hotels, Inc.	6,559,200
40,000	@	Gaylord Entertainment Co.	2,037,200
45,000		Station Casinos, Inc.	3,675,150
50,000	@	Wynn Resorts Ltd.	4,692,500
			26,059,050
		Media: 1.1%
75,000	@,@@	Central European Media Enterprises Ltd.	5,250,000
			5,250,000
		Miscellaneous Manufacturing: 0.3%
35,000		American Railcar Industries, Inc.	1,191,400
			1,191,400
		Oil & Gas: 1.7%
160,000	@	Encore Acquisition Co.	3,924,800
60,000	@	EXCO Resources, Inc.	1,014,600
45,000		Range Resources Corp.	1,235,700
45,000	@	Whiting Petroleum Corp.	2,097,000
			8,272,100
		Oil & Gas Services: 3.5%
80,000	@,@@	Core Laboratories NV	6,480,000
160,000	@	Dresser-Rand Group, Inc.	3,915,200
80,000	@	FMC Technologies, Inc.	4,930,400
15,000	@	SEACOR Holdings, Inc.	1,487,100
			16,812,700
		Pharmaceuticals: 0.2%
250,000	@	Depomed, Inc.	862,500
			862,500
		Real Estate: 1.7%
240,000	@	CB Richard Ellis Group, Inc.	7,968,000
			7,968,000
		Real Estate Investment Trusts: 2.0%
10,500	@	Alexander's, Inc.	4,406,325
201,800		CBRE Realty Finance, Inc.	3,170,278
160,000		Spirit Finance Corp.	1,995,200
			9,571,803

Shares				Value
		Retail: 15.5%
	85,000	@	Cabela's, Inc.	$2,051,050
	180,000	@	California Pizza Kitchen, Inc.	5,995,800
	100,000	@	Carmax, Inc.	5,363,000
	180,000	@	Cheesecake Factory	4,428,000
	200,000	@	Copart, Inc.	6,000,000
	200,000	@	Dick's Sporting Goods, Inc.	9,798,000
	100,000	@	DSW, Inc.	3,857,000
	80,000	@	Guitar Center, Inc.	3,636,800
	120,000	@	J Crew Group, Inc.	4,626,000
	60,000	@	Panera Bread Co.	3,354,600
	75,000	@	PF Chang's China Bistro, Inc.	2,878,500
	300,000	@	Select Comfort Corp.	5,217,000
	100,000	@	Texas Roadhouse, Inc.	1,326,000
	70,000	@	Tractor Supply Co.	3,129,700
	125,000	@	Under Armour, Inc.	6,306,250
	250,000		United Auto Group, Inc.	5,892,500
				73,860,200
		Telecommunications: 0.5%
	90,000	@	SBA Communications Corp.	2,475,000
				2,475,000
		Transportation: 1.5%
	30,000		Florida East Coast Industries	1,788,000
	120,000	@	Genesee & Wyoming, Inc.	3,148,800
	60,000		Landstar System, Inc.	2,290,800
				7,227,600
Total Common Stock (Cost $327,373,793)				435,535,388
Principal Amount				Value
CONVERTIBLE BONDS: 0.8%
		Lodging: 0.8%
$1,000,000	#,C	Wynn Resorts Ltd., 6.000%, due 07/15/15		4,097,500
Total Convertible Bonds (Cost $981,874)				4,097,500
Total Long-Term Investments (Cost $328,355,667)				439,632,888
SHORT-TERM INVESTMENTS: 7.1%

	U.S. Government Agency Obligations: 7.1%
33,536,000	Federal Home Loan Bank, 4.600%, due 01/02/07	33,527,430
Total Short-Term Investments (Cost $33,527,430)		33,527,430

Total Investments in Securities (Cost $361,883,097)*	99.5%	$473,160,318
Other Assets and Liabilities - Net	0.5	2,497,512
Net Assets	100.0%	$475,657,830

@  Non-income producing security

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may Not be resold subject to that rule except to qualified institutional buyers. These securities

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

*  Cost for federal income tax purposes is $362,124,099.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$120,911,683
Gross Unrealized Depreciation	(9,875,464)
Net Unrealized Appreciation	$111,036,219

See Accompanying Notes to Financial Statements

ING COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 98.7%
		Aerospace/Defense: 4.1%
32,500	@	AAR Corp.	$948,675
34,000	@	BE Aerospace, Inc.	873,120
18,000		DRS Technologies, Inc.	948,240
20,000	@	Esterline Technologies Corp.	804,600
			3,574,635
		Agriculture: 1.1%
19,000		Universal Corp.	931,190
			931,190
		Airlines: 1.6%
59,500	@	Airtran Holdings, Inc.	698,530
18,000	@	Alaska Air Group, Inc.	711,000
			1,409,530
		Apparel: 3.1%
16,000		Phillips-Van Heusen	802,720
59,000	@	Quiksilver, Inc.	929,250
39,000	@	Warnaco Group, Inc.	989,820
			2,721,790
		Auto Parts & Equipment: 1.2%
28,000	@	Tenneco, Inc.	692,160
40,600	@	Visteon Corp.	344,288
			1,036,448
		Banks: 11.2%
34,000		Americanwest Bancorp.	823,480
28,000		Bancorpsouth, Inc.	750,960
24,500		Colonial BancGroup, Inc.	630,630
30,000		Community Bank System, Inc.	690,000
18,000		First Midwest Bancorp., Inc.	696,240
9,000		First Republic Bank	351,720
24,500		First State Bancorp.	606,375
23,000		Independent Bank Corp.	828,690
27,000		Pacific Capital Bancorp.	906,660
28,000		Placer Sierra Bancshares	665,560
24,000		Prosperity Bancshares, Inc.	828,240
14,800		Seacoast Banking Corp. of Florida	367,040
17,500	@	SVB Financial Group	815,850
30,000		Umpqua Holdings Corp.	882,900
			9,844,345
		Beverages: 0.5%
29,100	@,@@	Cott Corp.	416,421
			416,421
		Building Materials: 1.9%
67,000		Comfort Systems USA, Inc.	846,880
41,000		LSI Industries, Inc.	813,850
			1,660,730
		Commercial Services: 6.1%
40,000		ABM Industries, Inc.	908,400
23,000	@	AMN Healthcare Services, Inc.	633,420
14,100	@	Consolidated Graphics, Inc.	832,887
29,000	@	FTI Consulting, Inc.	808,810
13,300	@	H&E Equipment Services, Inc.	329,441
44,000	@	MPS Group, Inc.	623,920
76,000		Stewart Enterprises, Inc.	475,000
16,000		Watson Wyatt Worldwide, Inc.	722,400
			5,334,278

Shares			Value
		Computers: 2.2%
65,900	@	Brocade Communications Systems, Inc.	$541,039
33,500	@	Electronics for Imaging	890,430
30,000	@	SYKES Enterprises, Inc.	529,200
			1,960,669
		Cosmetics/Personal Care: 1.3%
13,000	@	Chattem, Inc.	651,040
24,500		Inter Parfums, Inc.	470,155
			1,121,195
		Diversified Financial Services: 4.0%
9,000	@	Affiliated Managers Group, Inc.	946,170
32,000	@	Cowen Group, Inc.	676,800
20,500	@@	Lazard Ltd.	970,470
20,500		National Financial Partners Corp.	901,385
			3,494,825
		Electric: 2.6%
16,600		ITC Holdings Corp.	662,340
27,000		PNM Resources, Inc.	839,700
15,000		WPS Resources Corp.	810,450
			2,312,490
		Electronics: 3.3%
23,500	@	Benchmark Electronics, Inc.	572,460
14,700	@	Electro Scientific Industries, Inc.	296,058
22,000		Park Electrochemical Corp.	564,300
26,600	@	Plexus Corp.	635,208
11,300	@	Rofin-Sinar Technologies, Inc.	683,198
9,653		X-Rite, Inc.	118,732
			2,869,956
		Engineering & Construction: 0.9%
14,000		Washington Group International, Inc.	837,060
			837,060
		Entertainment: 1.0%
21,700	@	Bally Technologies, Inc.	405,356
25,000		Carmike Cinemas, Inc.	509,750
			915,106
		Exchange Traded Fund: 0.5%
5,800	@@	iShares Nasdaq Biotech Index	451,008
			451,008
		Food: 1.0%
28,000		Sanderson Farms, Inc.	848,120
			848,120
		Forest Products & Paper: 0.6%
34,000		Glatfelter	527,000
			527,000
		Gas: 2.0%
30,000		Atmos Energy Corp.	957,300
17,000		New Jersey Resources Corp.	825,860
			1,783,160
		Healthcare-Products: 1.5%
14,000		Datascope Corp.	510,160
25,000	@	Medical Action Industries, Inc.	806,000
			1,316,160

See Accompanying Notes to Financial Statements

ING COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Healthcare-Services: 2.8%
27,200	@	LifePoint Hospitals, Inc.	$916,640
22,000	@	Magellan Health Services, Inc.	950,840
34,000	@	Res-Care, Inc.	617,100
			2,484,580
		Home Builders: 0.8%
21,500	@	Hovnanian Enterprises, Inc.	728,850
			728,850
		Household Products/Wares: 1.4%
9,000	@	Central Garden & Pet Co.	435,780
33,000	@,@@	Helen of Troy Ltd.	800,580
			1,236,360
		Insurance: 4.7%
26,000	@	Argonaut Group, Inc.	906,360
21,000		Delphi Financial Group	849,660
16,000		NYMAGIC, Inc.	585,600
27,500	@@	Platinum Underwriters Holdings Ltd.	850,850
20,000		Zenith National Insurance Corp.	938,200
			4,130,670
		Internet: 1.5%
40,000	@	i2 Technologies, Inc.	912,800
51,500	@	WebMethods, Inc.	379,040
			1,291,840
		Investment Companies: 1.4%
6,900		American Capital Strategies Ltd.	319,194
39,459		Apollo Investment Corp.	883,882
			1,203,076
		Iron/Steel: 1.8%
7,400		Carpenter Technology Corp.	758,648
26,000		Steel Dynamics, Inc.	843,700
			1,602,348
		Machinery-Diversified: 2.3%
20,500	@	AGCO Corp.	634,270
21,500	@	Gardner Denver, Inc.	802,165
44,000	@	Gerber Scientific, Inc.	552,640
			1,989,075
		Media: 0.8%
43,000		World Wrestling Entertainment, Inc.	700,900
			700,900
		Mining: 0.7%
22,000		Amcol International Corp.	610,280
			610,280
		Miscellaneous Manufacturing: 2.0%
46,000		Barnes Group, Inc.	1,000,500
19,500		Crane Co.	714,480
			1,714,980
		Oil & Gas: 0.8%
30,000	@	Encore Acquisition Co.	735,900
			735,900

Shares			Value
		Oil & Gas Services: 3.6%
19,900	@	Dawson Geophysical Co.	$724,957
35,000	@	Dresser-Rand Group, Inc.	856,450
25,500	@	Oil States International, Inc.	821,865
12,000	@	Universal Compression Holdings, Inc.	745,320
			3,148,592
		Packaging & Containers: 1.1%
45,000	@	Crown Holdings, Inc.	941,400
			941,400
		Real Estate Investment Trusts: 7.7%
9,000		Alexandria Real Estate Equities, Inc.	903,600
44,000		Equity Inns, Inc.	702,240
21,500		LaSalle Hotel Properties	985,775
32,000		LTC Properties, Inc.	873,920
14,000		Mid-America Apartment Communities, Inc.	801,360
50,000		Omega Healthcare Investors, Inc.	886,000
23,000		Tanger Factory Outlet Centers	898,840
33,500		U-Store-It Trust	688,425
			6,740,160
		Retail: 4.4%
24,000	@	AC Moore Arts & Crafts, Inc.	520,080
20,500		Brown Shoe Co., Inc.	978,670
25,500	@	Genesco, Inc.	951,150
35,000	@	O'Charleys, Inc.	744,800
23,000		Ruby Tuesday, Inc.	631,120
			3,825,820
		Savings & Loans: 0.8%
45,000		First Niagara Financial Group, Inc.	668,700
			668,700
		Semiconductors: 1.0%
20,500	@	Cypress Semiconductor Corp.	345,835
60,000	@	Kulicke & Soffa Industries, Inc.	504,000
			849,835
		Software: 0.5%
65,000	@	Lawson Software, Inc.	480,350
			480,350
		Telecommunications: 3.7%
141,000	@	3Com Corp.	579,510
68,000	@	Aeroflex, Inc.	796,960
160,000	@	Cincinnati Bell, Inc.	731,200
24,000	@	CommScope, Inc.	731,520
57,000	@	RF Micro Devices, Inc.	387,030
			3,226,220
		Textiles: 0.7%
17,000		Unifirst Corp.	652,970
			652,970
		Transportation: 1.6%
31,500	@@	Arlington Tankers Ltd.	736,155
31,000		OMI Corp.	656,270
			1,392,425

See Accompanying Notes to Financial Statements

ING COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares		Value
	Trucking & Leasing: 0.9%
18,500	GATX Corp.	$801,605
		801,605
Total Common Stock (Cost $81,351,727)		86,523,052

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.5%
	U.S. Government Agency Obligations: 0.5%
$476,000	Federal Home Loan Bank, 4.600%, due 01/02/07	475,878
Total Short-Term Investments (Cost $475,878)		475,878

Total Investments in Securities (Cost $81,827,605)*	99.2%	$86,998,930
Other Assets and Liabilities - Net	0.8	709,764
Net Assets	100.0%	$87,708,694

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $81,880,294.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,229,013
Gross Unrealized Depreciation	(1,110,377)
Net Unrealized Appreciation	$5,118,636

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS VENTURE VALUE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 95.7%
		Advertising: 0.3%
8,500	@@	WPP Group PLC	$575,790
			575,790
		Agriculture: 4.9%
119,300		Altria Group, Inc.	10,238,326
			10,238,326
		Banks: 9.2%
32,800		Commerce Bancorp., Inc.	1,156,856
288,818	@@	HSBC Holdings PLC	5,256,442
41,400		Mellon Financial Corp.	1,745,246
9,400		State Street Corp.	633,936
83,890		Wachovia Corp.	4,777,536
154,900		Wells Fargo & Co.	5,508,244
			19,078,260
		Beverages: 2.1%
36,400	@@	Diageo PLC ADR	2,886,884
37,800	@@	Heineken Holding NV	1,535,455
			4,422,339
		Building Materials: 1.0%
19,100		Martin Marietta Materials, Inc.	1,984,681
			1,984,681
		Coal: 0.2%
705,500	@,@@	China Coal Energy Co.	458,040
			458,040
		Commercial Services: 4.1%
12,900	@	Apollo Group, Inc.	502,713
227,010	@@	COSCO Pacific Ltd.	531,066
85,700		H&R Block, Inc.	1,974,528
59,600	@	Iron Mountain, Inc.	2,463,864
43,100		Moody's Corp.	2,976,486
			8,448,657
		Computers: 1.2%
48,700	@	Dell, Inc.	1,221,883
31,300		Hewlett-Packard Co.	1,289,247
			2,511,130
		Cosmetics/Personal Care: 1.4%
25,800		Avon Products, Inc.	852,432
33,000		Procter & Gamble Co.	2,120,910
			2,973,342
		Diversified Financial Services: 12.6%
167,800		American Express Co.	10,180,426
40,830		Ameriprise Financial, Inc.	2,225,235
92,200		Citigroup, Inc.	5,135,540
150,200		JPMorgan Chase & Co.	7,254,660
18,000		Morgan Stanley	1,465,740
			26,261,601
		Food: 0.6%
25,500		Hershey Co.	1,269,900
			1,269,900
		Food Service: 0.0%
5,486	@,X	FHC Delaware, Inc.	38,073
			38,073

Shares			Value
		Healthcare-Services: 1.3%
49,300		UnitedHealth Group, Inc.	$2,648,889
			2,648,889
		Holding Companies-Diversified: 0.6%
321,020	@@	China Merchants Holdings International Co., Ltd.	1,313,192
			1,313,192
		Housewares: 0.2%
5,600	@@	Hunter Douglas NV	450,188
			450,188
		Insurance: 14.3%
1,400		AMBAC Financial Group, Inc.	124,745
125,300		American International Group, Inc.	8,978,998
41,600		AON Corp.	1,470,144
51	@	Berkshire Hathaway, Inc.-Class A	5,609,490
60	@	Berkshire Hathaway, Inc.-Class B	219,960
15,330		Chubb Corp.	811,110
2,900	@@	Everest Re Group Ltd.	284,519
108,600		Loews Corp.	4,503,642
390	@	Markel Corp.	187,239
12,400		Principal Financial Group	727,880
191,300		Progressive Corp.	4,633,286
6,700	@@	Sun Life Financial, Inc.	283,745
29,200		Transatlantic Holdings, Inc.	1,813,320
			29,648,078
		Internet: 1.3%
33,600	@	Amazon.com, Inc.	1,325,856
11,400	@	Expedia, Inc.	239,172
11,200	@	InterActiveCorp	416,192
28,600	@	Liberty Media Holding Corp.-Interactive	616,902
			2,598,122
		Leisure Time: 1.3%
39,300		Harley-Davidson, Inc.	2,769,471
			2,769,471
		Media: 5.6%
131,000	@	Comcast Corp.	5,486,280
7,700		Gannett Co., Inc.	465,542
22,500	@@	Lagardere SCA	1,806,964
5,840	@	Liberty Media Holding Corp.	572,203
157,700		News Corp., Inc.	3,387,396
			11,718,385
		Mining: 1.3%
22,100	@@	BHP Billiton PLC	404,716
8,000	@@	Rio Tinto PLC	423,969
20,600		Vulcan Materials Co.	1,851,322
			2,680,007
		Miscellaneous Manufacturing: 3.8%
256,500	@@	Tyco International Ltd.	7,797,600
			7,797,600
		Oil & Gas: 11.6%
38,600	@@	Canadian Natural Resources Ltd.	2,054,582
125,400		ConocoPhillips	9,022,530
69,900		Devon Energy Corp.	4,688,892
55,800		EOG Resources, Inc.	3,484,710

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS VENTURE VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
65,550		Occidental Petroleum Corp.	$3,200,807
20,800	@	Transocean, Inc.	1,682,512
			24,134,033
		Packaging & Containers: 1.9%
60,400		Sealed Air Corp.	3,921,168
			3,921,168
		Pharmaceuticals: 2.4%
23,800		Cardinal Health, Inc.	1,533,434
43,300		Caremark Rx, Inc.	2,472,863
14,400	@	Express Scripts, Inc.	1,031,040
			5,037,337
		Real Estate Investment Trusts: 1.3%
51,000		General Growth Properties, Inc.	2,663,730
			2,663,730
		Retail: 6.0%
32,700	@	Bed Bath & Beyond, Inc.	1,245,870
10,400	@	Carmax, Inc.	557,752
117,600		Costco Wholesale Corp.	6,217,512
30,800		Lowe's Cos., Inc.	959,420
2,900	@	Sears Holding Corp.	486,997
63,700		Wal-Mart Stores, Inc.	2,941,666
			12,409,217
		Software: 2.2%
152,100		Microsoft Corp.	4,541,706
			4,541,706
		Telecommunications: 2.2%
23,000	@@	Nokia OYJ ADR	467,360
36,756		NTL, Inc.	927,721
39,400	@@	SK Telecom Co., Ltd. ADR	1,043,312
111,000		Sprint Nextel Corp.	2,096,790
			4,535,183
		Transportation: 0.8%
8,800	@@	Kuehne & Nagel International AG	639,294
13,140		United Parcel Service, Inc.	985,237
			1,624,531
Total Common Stock (Cost $179,103,378)			198,750,976

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.2%
	Commercial Paper: 5.2%
$8,987,000	Rabobank, 5.220%, due 01/02/07	8,984,394
1,898,000	Three Pillars, 5.350%, due 01/02/07	1,897,436
Total Short-Term Investments (Cost $10,881,830)		10,881,830

Total Investments in Securities (Cost $189,985,208)*	100.9%	$209,632,806
Other Assets and Liabilities - Net	(0.9)	(1,859,749)
Net Assets	100.0%	$207,773,057

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board Of Directors/Trustees.

*  Cost for federal income tax purposes is $189,973,348.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,994,577
Gross Unrealized Depreciation	(1,335,119)
Net Unrealized Appreciation	$19,659,458

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.3%
		Advertising: 0.0%
19	@	Interpublic Group of Cos., Inc.	$233
			233
		Agriculture: 3.0%
34,838		Altria Group, Inc.	2,989,797
			2,989,797
		Banks: 7.0%
45,735		Bank of America Corp.	2,441,792
29,400		Bank of New York Co., Inc.	1,157,478
17,479		Capital One Financial Corp.	1,342,737
40,600		US Bancorp.	1,469,314
14,082		Wells Fargo & Co.	500,756
			6,912,077
		Beverages: 1.3%
19,800		PepsiCo, Inc.	1,238,490
			1,238,490
		Biotechnology: 0.7%
10,900	@	Genzyme Corp.	671,222
			671,222
		Chemicals: 1.0%
14,400		Air Products & Chemicals, Inc.	1,012,032
			1,012,032
		Computers: 6.9%
17,500	@	CACI International, Inc.	988,750
37,300		Hewlett-Packard Co.	1,536,387
10,700		International Business Machines Corp.	1,039,505
83,300	@	Isilon Systems, Inc.	2,299,078
37,700	@@	Seagate Technology, Inc.	999,050
2,600	@,X	Seagate Technology, Inc.-Escrow	—
			6,862,770
		Cosmetics/Personal Care: 2.3%
35,696		Procter & Gamble Co.	2,294,182
			2,294,182
		Diversified Financial Services: 7.3%
44,276		Citigroup, Inc.	2,466,173
23,670		Countrywide Financial Corp.	1,004,792
29,490	@	E*Trade Financial Corp.	661,166
20,500		JPMorgan Chase & Co.	990,150
17,365		Merrill Lynch & Co., Inc.	1,616,682
29,500	@	TD Ameritrade Holding Corp.	477,310
			7,216,273
		Electric: 1.1%
369	@	Dynegy, Inc.	2,672
33,000	@	Mirant Corp.	1,041,810
			1,044,482
		Electrical Components & Equipment: 2.1%
17,300		Emerson Electric Co.	762,757
30,800	@	General Cable Corp.	1,346,268
			2,109,025

Shares			Value
		Electronics: 1.2%
63,800	@,@@	Flextronics International Ltd.	$732,424
10,400	@	Thomas & Betts Corp.	491,712
			1,224,136
		Energy-Alternate Sources: 0.8%
27,500	@	First Solar, Inc.	819,500
			819,500
		Engineering & Construction: 0.9%
50,200	@@	ABB Ltd. ADR	902,596
			902,596
		Entertainment: 0.8%
16,600		International Game Technology	766,920
			766,920
		Healthcare-Products: 3.1%
25,810		Johnson & Johnson	1,703,976
38,400	@	St. Jude Medical, Inc.	1,403,904
			3,107,880
		Healthcare-Services: 1.3%
30,200		Aetna, Inc.	1,304,036
			1,304,036
		Household Products/Wares: 1.0%
15,200		Clorox Co.	975,080
			975,080
		Insurance: 6.9%
36,400		American International Group, Inc.	2,608,424
28,000		AON Corp.	989,520
19,600		Metlife, Inc.	1,156,596
25,500		St. Paul Travelers Cos., Inc.	1,369,095
16,400		Stancorp Financial Group, Inc.	738,820
			6,862,455
		Internet: 1.6%
3,500	@	Google, Inc.	1,611,680
			1,611,680
		Investment Companies: 3.1%
91,762	@,@@	KKR Private Equity Investors LP	2,096,762
27,155		Utilities Select Sector SPDR	997,132
			3,093,894
		Iron/Steel: 1.3%
14,000		Allegheny Technologies, Inc.	1,269,520
			1,269,520
		Media: 2.6%
67,500		News Corp., Inc.	1,449,900
33,100		Walt Disney Co.	1,134,337
			2,584,237
		Metal Fabricate/Hardware: 1.1%
14,300		Precision Castparts Corp.	1,119,404
			1,119,404
		Mining: 1.5%
13,000		Freeport-McMoRan Copper & Gold, Inc.	724,490
3,300	@@	Rio Tinto PLC ADR	701,217
			1,425,707

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 5.1%
15,950		Cooper Industries Ltd.	$1,442,359
68,505		General Electric Co.	2,549,071
20,346		Roper Industries, Inc.	1,022,183
			5,013,613
		Oil & Gas: 4.5%
43,115		ExxonMobil Corp.	3,303,902
13,220	@	Newfield Exploration Co.	607,459
16,600	@	Southwestern Energy Co.	581,830
			4,493,191
		Oil & Gas Services: 1.7%
15,002		Schlumberger Ltd.	947,526
18,200	@	Weatherford International Ltd.	760,578
			1,708,104
		Pharmaceuticals: 7.2%
31,200		Abbott Laboratories	1,519,752
29,800		Caremark Rx, Inc.	1,701,878
24,331	@	Medco Health Solutions, Inc.	1,300,249
61,258		Pfizer, Inc.	1,586,582
19,200		Wyeth	977,664
			7,086,125
		Retail: 4.8%
18,500		Best Buy Co., Inc.	910,015
41,600		CVS Corp.	1,285,856
12,500		Home Depot, Inc.	502,000
47,600		Staples, Inc.	1,270,920
15,800		Wal-Mart Stores, Inc.	729,644
			4,698,435
		Semiconductors: 3.1%
102,300		Intel Corp.	2,071,575
91,252	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	997,384
			3,068,959
		Software: 5.0%
41,900	@	Activision, Inc.	722,356
22,600	@@	Infosys Technologies Ltd. ADR	1,233,056
101,679		Microsoft Corp.	3,036,135
			4,991,547
		Telecommunications: 8.0%
74,700		AT&T, Inc.	2,670,525
84,800		Motorola, Inc.	1,743,488
37,900		Qualcomm, Inc.	1,432,241
56,400		Verizon Communications, Inc.	2,100,336
			7,946,590

Total Investments in Securities (Cost $91,379,044)*	99.3%	$98,424,192
Other Assets and Liabilities - Net	0.7	657,427
Net Assets	100.0%	$99,081,619

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board Of Directors/Trustees.

*  Cost for federal income tax purposes is $92,214,780.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,088,612
Gross Unrealized Depreciation	(879,200)
Net Unrealized Appreciation	$6,209,412

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®  PORTFOLIO OF INVESTMENTS
CAPITAL GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.8%
		Advertising: 1.3%
7,270	@,L	Lamar Advertising Co.	$475,385
			475,385
		Aerospace/Defense: 1.6%
9,280		United Technologies Corp.	580,186
			580,186
		Banks: 1.0%
4,530	L	SunTrust Banks, Inc.	382,559
			382,559
		Beverages: 2.4%
14,220		PepsiCo, Inc.	889,461
			889,461
		Biotechnology: 9.6%
12,930	@	Amgen, Inc.	883,248
15,180	@,L	Celgene Corp.	873,305
4,550	@,L	Charles River Laboratories International, Inc.	196,788
9,320	@,L	Genentech, Inc.	756,132
25,870	@,L	Medimmune, Inc.	837,412
			3,546,885
		Commercial Services: 2.8%
7,440		Moody's Corp.	513,806
23,180		Western Union Co.	519,696
			1,033,502
		Computers: 3.0%
3,730	@	Cognizant Technology Solutions Corp.	287,807
33,390	@,L	EMC Corp.	440,748
3,120	@,@@,L	Research In Motion Ltd.	398,674
			1,127,229
		Distribution/Wholesale: 0.7%
3,950		WW Grainger, Inc.	276,263
			276,263
		Diversified Financial Services: 12.6%
10,060		American Express Co.	610,340
29,010		Charles Schwab Corp.	561,053
740		Chicago Mercantile Exchange Holdings, Inc.	377,215
7,050		Fannie Mae	418,700
26,440		Freddie Mac	1,795,276
3,570	L	Legg Mason, Inc.	339,329
3,160		Merrill Lynch & Co., Inc.	294,196
3,540		Morgan Stanley	288,262
			4,684,371
		Electronics: 0.7%
5,580	@	Thermo Electron Corp.	252,718
			252,718
		Healthcare-Products: 5.1%
13,630		Medtronic, Inc.	729,341
9,820	@	St. Jude Medical, Inc.	359,019
7,140		Stryker Corp.	393,485
5,470	@,L	Zimmer Holdings, Inc.	428,739
			1,910,584

Shares			Value
		Home Furnishings: 1.2%
4,290		Harman International Industries, Inc.	$428,614
			428,614
		Household Products/Wares: 2.0%
8,830	L	Fortune Brands, Inc.	753,994
			753,994
		Housewares: 0.8%
9,920		Newell Rubbermaid, Inc.	287,184
			287,184
		Internet: 6.6%
4,320	@,L	Checkfree Corp.	173,491
2,770	@	Google, Inc.	1,275,530
39,540	@,L	Yahoo!, Inc.	1,009,849
			2,458,870
		Lodging: 0.8%
3,520		Harrah's Entertainment, Inc.	291,174
			291,174
		Machinery - Diversified: 1.4%
8,670		Rockwell Automation, Inc.	529,564
			529,564
		Media: 3.5%
13,910		McGraw-Hill Cos., Inc.	946,158
8,791	@	Viacom, Inc.	360,695
			1,306,853
		Oil & Gas: 7.4%
14,510	@@	Canadian Natural Resources Ltd.	772,367
22,410		Chesapeake Energy Corp.	651,011
6,310	@,L	Quicksilver Resources, Inc.	230,883
13,660	@@,L	Suncor Energy, Inc.	1,077,911
			2,732,172
		Oil & Gas Services: 6.5%
13,210		Baker Hughes, Inc.	986,259
4,530	@	Grant Prideco, Inc.	180,158
14,340	L	Schlumberger Ltd.	905,714
8,230	@	Weatherford International Ltd.	343,932
			2,416,063
		Pharmaceuticals: 0.9%
6,340		Wyeth	322,833
			322,833
		Retail: 7.4%
7,050	@,L	Chico's FAS, Inc.	145,865
24,480		Lowe's Cos., Inc.	762,552
14,760		Target Corp.	842,058
17,680		Wal-Mart Stores, Inc.	816,462
5,470	L	Williams-Sonoma, Inc.	171,977
			2,738,914
		Semiconductors: 2.5%
11,080		Intel Corp.	224,370
23,210	L	Linear Technology Corp.	703,727
			928,097

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®  PORTFOLIO OF INVESTMENTS
CAPITAL GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Software: 7.9%
13,330	@,L	Electronic Arts, Inc.	$671,299
23,070		First Data Corp.	588,746
56,130		Microsoft Corp.	1,676,042
			2,936,087
		Telecommunications: 10.1%
25,850	@,L	American Tower Corp.	963,688
43,240	@	Cisco Systems, Inc.	1,181,749
7,000	@,L	Crown Castle International Corp.	226,100
7,180	@,L	NeuStar, Inc.	232,919
20,140		Qualcomm, Inc.	761,091
19,470		Sprint Nextel Corp.	367,788
			3,733,335
Total Common Stock (Cost $32,361,089)			37,022,897

Principal Amount		Value
SHORT-TERM INVESTMENTS: 27.9%
	U.S. Government Agency Obligations: 1.2%
$423,000	Federal Home Loan Bank, 4.600%, due 01/02/07	422,892
Total U.S. Government Agency Obligations (Cost $422,892)		422,892
	Securities Lending Collateralcc: 26.7%
9,906,586	The Bank of New York Institutional Cash Reserves Fund	9,906,586
Total Securities Lending Collateral (Cost $9,906,586)		9,906,586
Total Short-Term Investments (Cost $10,329,478)		10,329,478

Total Investments in Securities (Cost $42,690,567)*	127.7%	$47,352,375
Other Assets and Liabilities - Net	(27.7)	(10,269,232)
Net Assets	100.0%	$37,083,143

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $43,457,929.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,634,107
Gross Unrealized Depreciation	(739,661)
Net Unrealized Appreciation	$3,894,446

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®  PORTFOLIO OF INVESTMENTS
STRUCTURED EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.8%
		Aerospace/Defense: 4.1%
1,902		Boeing Co.	$168,974
7,200		Lockheed Martin Corp.	662,904
13,800		Northrop Grumman Corp.	934,260
8,800		Raytheon Co.	464,640
			2,230,778
		Agriculture: 4.2%
6,500		Altria Group, Inc.	557,830
17,699		Archer-Daniels-Midland Co.	565,660
4,836	L	Reynolds American, Inc.	316,613
14,687	L	UST, Inc.	854,783
			2,294,886
		Banks: 6.0%
34,700	S	Bank of America Corp.	1,852,633
3,100		Regions Financial Corp.	115,940
37,600		Wells Fargo & Co.	1,337,056
			3,305,629
		Biotechnology: 3.0%
16,600	@	Amgen, Inc.	1,133,946
8,700	@,L	Celgene Corp.	500,511
			1,634,457
		Chemicals: 0.9%
9,900		Monsanto Co.	520,047
			520,047
		Commercial Services: 1.7%
11,100	@@	Accenture Ltd.	409,923
3,000	L	Manpower, Inc.	224,790
4,000		Moody's Corp.	276,240
			910,953
		Computers: 5.9%
16,800	@	Computer Sciences Corp.	896,616
33,300		Hewlett-Packard Co.	1,371,627
1,300	@,L	Lexmark International, Inc.	95,160
2,200	@, X	Seagate Technology, Inc.-Escrow	—
32,692	@	Synopsys, Inc.	873,857
			3,237,260
		Cosmetics/Personal Care: 0.8%
6,600		Colgate-Palmolive Co.	430,584
			430,584
		Diversified Financial Services: 7.0%
1,500		American Express Co.	91,005
12,400	@,L	AmeriCredit Corp.	312,108
500		Blackrock, Inc.	75,950
4,566		Citigroup, Inc.	254,326
2,600	L	Countrywide Financial Corp.	110,370
33,100	S	JPMorgan Chase & Co.	1,598,730
13,600		Merrill Lynch & Co., Inc.	1,266,160
2,100		Morgan Stanley	171,003
			3,879,652
		Electric: 3.2%
19,051		PG&E Corp.	901,684
15,513		TXU Corp.	840,960
			1,742,644

Shares			Value
		Electronics: 0.1%
1,228	@	Waters Corp.	$60,135
			60,135
		Food: 2.4%
20,924	L	Kraft Foods, Inc.	746,987
17,000		Safeway, Inc.	587,520
			1,334,507
		Healthcare-Products: 1.3%
7,714		Johnson & Johnson	509,278
4,000		Medtronic, Inc.	214,040
			723,318
		Healthcare-Services: 0.7%
6,727	@	Humana, Inc.	372,070
			372,070
		Insurance: 5.5%
25,709		Genworth Financial, Inc.	879,505
23,100		Loews Corp.	957,957
12,799		MBIA, Inc.	935,095
1,100		Radian Group, Inc.	59,301
6,275		WR Berkley Corp.	216,550
			3,048,408
		Internet: 0.2%
10,200	@,L	Emdeon Corp.	126,378
			126,378
		Iron/Steel: 0.2%
1,900		Nucor Corp.	103,854
			103,854
		Lodging: 0.2%
2,700		Marriott International, Inc.	128,844
			128,844
		Media: 6.9%
31,305	L	CBS Corp.-Class B	976,090
10,800	@,L	Comcast Corp.	457,164
5,461	@,L	DIRECTV Group, Inc.	136,197
900		McGraw-Hill Cos., Inc.	61,218
58,650	L	Time Warner, Inc.	1,277,398
26,351		Walt Disney Co.	903,049
			3,811,116
		Mining: 0.7%
1,200		Newmont Mining Corp.	54,180
800		Phelps Dodge Corp.	95,776
4,100	L	Southern Copper Corp.	220,949
			370,905
		Miscellaneous Manufacturing: 4.2%
42,756		General Electric Co.	1,590,951
7,800		SPX Corp.	477,048
8,500	@@,L	Tyco International Ltd.	258,400
			2,326,399
		Oil & Gas: 9.0%
14,200		Devon Energy Corp.	952,536
36,972		ExxonMobil Corp.	2,833,164
2,900	L	Holly Corp.	149,060
9,000		Marathon Oil Corp.	832,500

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®  PORTFOLIO OF INVESTMENTS
STRUCTURED EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
3,700		Valero Energy Corp.	$189,292
			4,956,552
		Oil & Gas Services: 0.2%
2,100	L	Schlumberger Ltd.	132,636
			132,636
		Pharmaceuticals: 7.8%
19,458		AmerisourceBergen Corp.	874,832
3,500	@	Forest Laboratories, Inc.	177,100
29,117		Merck & Co., Inc.	1,269,501
65,995		Pfizer, Inc.	1,709,271
4,700		Wyeth	239,324
			4,270,028
		Real Estate Investment Trusts: 1.1%
7,500		Equity Office Properties Trust	361,275
3,148		Kimco Realty Corp.	141,503
800		Public Storage, Inc.	78,000
			580,778
		Retail: 5.3%
35,800	@,L	Autonation, Inc.	763,256
31,437		Circuit City Stores, Inc.	596,674
7,200		Dillard's, Inc.	251,784
5,000	@	Kohl's Corp.	342,150
7,723	@,L	Office Depot, Inc.	294,787
4,900	@,L	Starbucks Corp.	173,558
10,600	L	Wal-Mart Stores, Inc.	489,508
			2,911,717
		Savings & Loans: 0.1%
4,824	L	Hudson City Bancorp., Inc.	66,957
			66,957
		Semiconductors: 3.4%
58,000	@,L	Micron Technology, Inc.	809,680
36,058		Texas Instruments, Inc.	1,038,470
			1,848,150
		Software: 4.3%
5,583		First Data Corp.	142,478
38,300		Microsoft Corp.	1,143,638
41,200	@	Oracle Corp.	706,168
6,600		SEI Investments Co.	393,096
			2,385,380
		Telecommunications: 5.8%
7,900		BellSouth Corp.	372,169
16,500		CenturyTel, Inc.	720,390
58,500	@	Cisco Systems, Inc.	1,598,805
13,100	L	Sprint Nextel Corp.	247,459
2,100		Telephone & Data Systems, Inc. - Special Shares	104,160
3,197		Telephone & Data Systems, Inc.	173,693
			3,216,676
		Transportation: 3.6%
25,100		CSX Corp.	864,193
14,100		Norfolk Southern Corp.	709,089
5,800	L	Overseas Shipholding Group	326,540
600		Union Pacific Corp.	55,212
			1,955,034
Total Common Stock (Cost $48,449,961)			54,916,732

Principal Amount		Value
SHORT-TERM INVESTMENTS: 17.4%
	Securities Lending Collateralcc: 17.4%
$9,556,070	The Bank of New York Institutional Cash Reserves Fund	$9,556,070
Total Short-Term Investments (Cost $9,556,070)		9,556,070

Total Investments in Securities (Cost $58,006,031)*	117.2%	$64,472,802
Other Assets and Liabilities - Net	(17.2)	(9,467,608)
Net Assets	100.0%	$55,005,194

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $58,452,671.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,871,320
Gross Unrealized Depreciation	(851,189)
Net Unrealized Appreciation	$6,020,131

Information concerning open futures contracts at December 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500 E-Mini	3	$214,260	03/16/2007	$(703)
		$214,260		$(703)

See Accompanying Notes to Financial Statements

ING JPMORGAN   PORTFOLIO OF INVESTMENTS
INTERNATIONAL PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 96.9%
		Australia: 1.4%
622,689		BHP Billiton Ltd.	$12,384,727
192,900		Zinifex Ltd.	2,843,197
			15,227,924
		Belgium: 1.7%
334,800		Dexia	9,149,160
221,015		Fortis	9,405,795
			18,554,955
		Brazil: 2.1%
428,782	L	Cia Vale do Rio Doce	12,751,977
101,686		Petroleo Brasileiro SA	10,472,641
			23,224,618
		Finland: 1.3%
723,612		Nokia OYJ	14,694,403
			14,694,403
		France: 13.7%
126,600	L	Accor SA	9,789,428
547,328		AXA SA	22,063,545
172,906		BNP Paribas	18,810,143
199,399		Cie de Saint-Gobain	16,707,919
93,548		Imerys SA	8,312,748
116,953	L	Lafarge SA	17,384,498
172,500		Sanofi-Aventis	15,904,616
586,996		Total SA	42,238,708
			151,211,605
		Germany: 4.4%
78,706		BASF AG	7,675,571
132,270		Bayerische Motoren Werke AG	7,597,108
379,790		Deutsche Post AG	11,462,764
3,887		Linde AG	401,844
164,616		SAP AG	8,747,329
136,393		Siemens AG	13,467,557
			49,352,173
		Hong Kong: 1.3%
1,252,500		Esprit Holdings Ltd.	13,950,926
			13,950,926
		Ireland: 0.9%
414,391		Bank of Ireland	9,541,590
			9,541,590
		Italy: 6.0%
1,324,000		Banca Intesa S.p.A.	10,196,600
1,021,961		ENI S.p.A.	34,373,798
629,256		Mediaset S.p.A.	7,452,105
1,695,400		UniCredito Italiano S.p.A.	14,820,717
			66,843,220
		Japan: 21.0%
257,200		Astellas Pharma, Inc.	11,658,886
1,066,000		Bank of Yokohama Ltd.	8,325,461
243,000		Canon, Inc.	13,680,938
177,400		Credit Saison Co., Ltd.	6,093,889
232,800		Daikin Industries Ltd.	8,084,948
46,200	@	Hirose Electric Co., Ltd.	5,239,170
437,800	@,L	Honda Motor Co., Ltd.	17,279,606
327,800	@	Hoya Corp.	12,776,611
500,900		Mitsubishi Corp.	9,411,289

Shares			Value
1,654		Mitsubishi UFJ Financial Group, Inc.	$20,519,190
486,000		Mitsui Fudosan Co., Ltd.	11,841,005
1,726		Mizuho Financial Group, Inc.	12,311,501
110,700		Nidec Corp.	8,567,566
535,500	L	Nikko Cordial Corp.	6,141,157
168,400		Nitto Denko Corp.	8,412,260
305,200		Nomura Holdings, Inc.	5,757,523
297,200		Seven & I Holdings Co., Ltd.	9,241,437
148,400		Shin-Etsu Chemical Co., Ltd.	9,905,899
63,100		SMC Corp.	8,930,182
222,600		Sony Corp.	9,532,898
944,000		Sumitomo Corp.	14,131,428
1,444		Sumitomo Mitsui Financial Group, Inc.	14,784,437
			232,627,281
		Mexico: 0.6%
55,400		Fomento Economico Mexicano SA de CV ADR	6,413,104
			6,413,104
		Netherlands: 2.9%
257,395		Koninklijke Philips Electronics NV	9,678,853
636,965		Reed Elsevier NV	10,845,485
400,469		Wolters Kluwer NV	11,488,583
			32,012,921
		South Korea: 0.7%
23,163	#,L	Samsung Electronics Co., Ltd. GDR	7,633,828
			7,633,828
		Spain: 1.4%
657,700	L	Banco Bilbao Vizcaya Argentaria SA	15,801,581
			15,801,581
		Sweden: 1.7%
4,587,700		Telefonaktiebolaget LM Ericsson	18,447,884
			18,447,884
		Switzerland: 11.5%
144,129		Adecco SA	9,823,324
145,699		Holcim Ltd.	13,324,570
53,879		Nestle SA	19,111,267
343,096		Novartis AG	19,709,580
115,710		Roche Holding AG	20,702,090
424,222		UBS AG	25,672,945
71,271		Zurich Financial Services AG	19,121,084
			127,464,860
		United Kingdom: 24.3%
1,453,444		Barclays PLC	20,752,239
912,479		BG Group PLC	12,407,756
227,500		BHP Billiton PLC	4,166,197
461,171		British Land Co. PLC	15,428,474
187,287		Burberry Group PLC	2,359,027
1,464,092		Centrica PLC	10,131,598
826,487		GlaxoSmithKline PLC	21,753,805
1,810,800		HSBC Holdings PLC	33,141,621
1,970,485		Kingfisher PLC	9,187,669
449,677		Royal Bank of Scotland Group PLC	17,500,613

See Accompanying Notes to Financial Statements

ING JPMORGAN   PORTFOLIO OF INVESTMENTS
INTERNATIONAL PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares		Value
	United Kingdom (continued)
282,130	Schroders PLC	$5,760,265
1,007,892	Smith & Nephew PLC	10,513,760
479,200	Standard Chartered PLC	13,959,721
3,175,260	Tesco PLC	25,092,226
8,495,380	Vodafone Group PLC	23,461,423
2,679,670	WM Morrison Supermarkets PLC	13,337,131
731,527	Wolseley PLC	17,642,415
955,177	WPP Group PLC	12,890,354
		269,486,294
Total Common Stock (Cost $752,770,073)		1,072,489,167

Principal Amount		Value
SHORT-TERM INVESTMENTS: 7.5%
	U.S. Government Agency Obligations: 2.6%
$29,049,000	Federal Home Loan Bank, 4.600%, due 01/02/07	29,041,576
Total U.S. Government Agency Obligations (Cost $29,041,576)		29,041,576
	Securities Lending Collateralcc: 4.9%
53,604,926	The Bank of New York Institutional Cash Reserves Fund	53,604,926
Total Securities Lending Collateral (Cost $53,604,926)		53,604,926
Total Short-Term Investments (Cost $82,646,502)		82,646,502

Total Investments in Securities (Cost $835,416,575)*	104.4%	$1,155,135,669
Other Assets and Liabilities - Net	(4.4)	(48,695,704)
Net Assets	100.0%	$1,106,439,965

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may Not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $840,157,045.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$322,984,686
Gross Unrealized Depreciation	(8,006,062)
Net Unrealized Appreciation	$314,978,624

Industry	Percentage of Net Assets
Advertising	1.2%
Apparel	0.2
Auto Manufacturers	2.2
Banks	20.7
Beverages	0.6
Building Materials	5.8
Chemicals	2.3
Commercial Services	0.9
Distribution/Wholesale	5.0
Diversified Financial Services	4.5
Electronics	2.5
Engineering & Construction	0.0
Food	5.2
Gas	0.9
Hand/Machine Tools	1.6
Healthcare - Products	0.9
Home Furnishings	0.9
Insurance	3.7
Lodging	0.9
Media	2.7
Mining	2.9
Miscellaneous Manufacturing	1.2
Office/Business Equipment	1.2
Oil & Gas	9.0
Pharmaceuticals	8.1
Real Estate	2.5
Retail	1.7
Semiconductors	0.7
Software	0.8
Telecommunications	5.1
Transportation	1.0
Short-Term Investments	7.5
Other Assets and Liabilities-Net	(4.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING JPMORGAN   PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 95.5%
		Advertising: 0.5%
44,500	@,L	Clear Channel Outdoor Holdings, Inc.	$1,241,995
			1,241,995
		Apparel: 3.2%
36,800	L	Columbia Sportswear Co.	2,049,760
68,400		VF Corp.	5,614,272
			7,664,032
		Banks: 8.1%
41,700		Cullen/Frost Bankers, Inc.	2,327,694
31,600	L	M&T Bank Corp.	3,860,256
34,300		Northern Trust Corp.	2,081,667
108,200		Synovus Financial Corp.	3,335,806
63,000	L	TCF Financial Corp.	1,727,460
25,900		Webster Financial Corp.	1,261,848
52,400		Wilmington Trust Corp.	2,209,708
30,600		Zions Bancorp.	2,522,664
			19,327,103
		Beverages: 2.2%
34,800		Brown-Forman Corp.	2,305,152
106,000	@,L	Constellation Brands, Inc.	3,076,120
			5,381,272
		Building Materials: 0.9%
47,000		American Standard Cos., Inc.	2,154,950
			2,154,950
		Chemicals: 3.4%
39,854		Albemarle Corp.	2,861,517
39,200		PPG Industries, Inc.	2,517,032
36,700	L	Sigma-Aldrich Corp.	2,852,324
			8,230,873
		Commercial Services: 0.4%
41,600	@	Interactive Data Corp.	1,000,064
			1,000,064
		Computers: 1.6%
29,700	@,L	Affiliated Computer Services, Inc.	1,450,548
58,100	@	NCR Corp.	2,484,356
			3,934,904
		Cosmetics/ Personal Care: 0.6%
36,700	L	Estee Lauder Cos., Inc.	1,498,094
			1,498,094
		Distribution/Wholesale: 1.7%
83,900		Genuine Parts Co.	3,979,377
			3,979,377
		Diversified Financial Services: 1.2%
77,700	@,L	E*Trade Financial Corp.	1,742,034
27,300		T. Rowe Price Group, Inc.	1,194,921
			2,936,955

Shares			Value
		Electric: 6.2%
67,400	L	American Electric Power Co., Inc.	$2,869,892
65,800		Energy East Corp.	1,631,840
31,800		FirstEnergy Corp.	1,917,540
45,400		PG&E Corp.	2,148,782
53,800		PPL Corp.	1,928,192
53,100	W	SCANA Corp.	2,156,922
82,300	L	Westar Energy, Inc.	2,136,508
			14,789,676
		Electrical Components & Equipment: 1.0%
76,400		Ametek, Inc.	2,432,576
			2,432,576
		Electronics: 2.4%
29,200		Amphenol Corp.	1,812,736
65,600	@	Arrow Electronics, Inc.	2,069,680
75,300		Jabil Circuit, Inc.	1,848,615
			5,731,031
		Environmental Control: 0.9%
50,900		Republic Services, Inc.	2,070,103
			2,070,103
		Food: 2.7%
54,350	@	Dean Foods Co.	2,297,918
143,100		Del Monte Foods Co.	1,578,393
73,000	L	Supervalu, Inc.	2,609,750
			6,486,061
		Forest Products & Paper: 0.3%
18,900	L	Plum Creek Timber Co., Inc.	753,165
			753,165
		Gas: 1.9%
55,900		Energen Corp.	2,623,946
66,300		UGI Corp.	1,808,664
			4,432,610
		Healthcare-Products: 0.3%
14,878	@	Henry Schein, Inc.	728,724
			728,724
		Healthcare-Services: 3.9%
67,600	@,L	Community Health Systems, Inc.	2,468,752
103,200	@	Coventry Health Care, Inc.	5,165,160
34,100		Quest Diagnostics	1,807,300
			9,441,212
		Holding Companies- Diversified: 0.6%
57,800	L	Walter Industries, Inc.	1,563,490
			1,563,490
		Household Products/ Wares: 3.5%
46,300		Clorox Co.	2,970,145
47,900		Fortune Brands, Inc.	4,090,181
34,600	@	Jarden Corp.	1,203,734
			8,264,060

See Accompanying Notes to Financial Statements

ING JPMORGAN   PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Insurance: 9.7%
103,800	L	Assurant, Inc.	$5,734,950
60,961		Cincinnati Financial Corp.	2,762,143
18,700	@@	Everest Re Group Ltd.	1,834,657
32,500	@@,L	IPC Holdings Ltd.	1,022,125
27,200	L	MGIC Investment Corp.	1,701,088
167,550		Old Republic International Corp.	3,900,564
30,300	@,L	Onebeacon Insurance Group, Ltd.	848,400
38,400		Principal Financial Group	2,254,080
18,500		Safeco Corp.	1,157,175
58,700		WR Berkley Corp.	2,025,737
			23,240,919
		Lodging: 1.2%
82,200	L	Hilton Hotels Corp.	2,868,780
			2,868,780
		Media: 3.8%
70,400	@,L	Cablevision Systems Corp.	2,004,992
79,000		Clear Channel Communications, Inc.	2,807,660
45,200	L	McClatchy Co.	1,957,160
3,180	L	Washington Post	2,371,008
			9,140,820
		Metal Fabricate/ Hardware: 0.5%
76,811	@	Mueller Water Products, Inc.-Class B	1,144,484
			1,144,484
		Mining: 1.6%
43,200	L	Vulcan Materials Co.	3,882,384
			3,882,384
		Miscellaneous Manufacturing: 3.4%
31,700		Carlisle Cos., Inc.	2,488,450
53,300	L	Crane Co.	1,952,912
53,800		Dover Corp.	2,637,276
14,700		Harsco Corp.	1,118,670
			8,197,308
		Oil & Gas: 1.4%
48,400		Devon Energy Corp.	3,246,672
			3,246,672
		Oil & Gas Services: 0.7%
51,800	@,L	Helix Energy Solutions Group, Inc.	1,624,966
			1,624,966
		Packaging & Containers: 1.4%
74,600	L	Ball Corp.	3,252,560
			3,252,560
		Pharmaceuticals: 1.4%
47,800	L	Omnicare, Inc.	1,846,514
108,500	@,@@,L	Warner Chilcott Ltd.	1,499,470
			3,345,984
		Pipelines: 4.0%
36,100		Kinder Morgan, Inc.	3,817,575
34,700		Questar Corp.	2,881,835
106,500		Williams Cos., Inc.	2,781,780
			9,481,190

Shares			Value
		Real Estate: 2.3%
81,800	L	Brookfield Properties Co.	$3,217,194
38,500		Forest City Enterprises, Inc.	2,248,400
			5,465,594
		Real Estate Investment Trusts: 3.4%
65,200	L	iStar Financial, Inc.	3,117,864
55,106		Rayonier, Inc.	2,262,101
22,600	L	Vornado Realty Trust	2,745,900
			8,125,865
		Retail: 8.3%
105,300		Applebees International, Inc.	2,597,751
110,423	@,L	Autonation, Inc.	2,354,218
35,100	@	Autozone, Inc.	4,056,156
19,652		Federated Department Stores, Inc.	749,331
84,600		Limited Brands, Inc.	2,448,324
48,000		OSI Restaurant Partners, Inc.	1,881,600
81,000		Tiffany & Co.	3,178,440
86,500		TJX Cos., Inc.	2,466,980
			19,732,800
		Telecommunications: 3.9%
83,000	L	CenturyTel, Inc.	3,623,780
50,400		Telephone & Data Systems, Inc.	2,499,840
222,521		Windstream Corp.	3,164,249
			9,287,869
		Transportation: 1.0%
46,000		Norfolk Southern Corp.	$2,313,340
			2,313,340
Total Common Stock (Cost $199,198,080)			228,393,862

Principal Amount		Value
SHORT-TERM INVESTMENTS: 25.1%
	U.S. Government Agency Obligations: 4.5%
$10,609,000	Federal Home Loan Bank, 4.600%, due 01/02/07	10,606,289
Total U.S. Government Agency Obligations (Cost $10,606,289)		10,606,289
	Securities Lending Collateralcc: 20.6%
49,306,597	The Bank of New York Institutional Cash Reserves Fund	49,306,597
Total Securities Lending Collateral (Cost $49,306,597)		49,306,597
Total Short-Term Investments (Cost $59,912,886)		59,912,886

Total Investments in Securities (Cost $259,110,966)*	120.6%	$288,306,748
Other Assets and Liabilities - Net	(20.6)	(49,244,172)
Net Assets	100.0%	$239,062,576

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

See Accompanying Notes to Financial Statements

ING JPMORGAN   PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $259,341,584.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$30,750,499
Gross Unrealized Depreciation	(1,785,335)
Net Unrealized Appreciation	$28,965,164

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS AGGRESSIVE   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 92.0%
		Aerospace/Defense: 3.3%
550,500		L-3 Communications Holdings, Inc.	$45,019,890
			45,019,890
		Biotechnology: 14.2%
859,190	@,L	Amgen, Inc.	58,691,269
1,129,200	@,L	Biogen Idec, Inc.	55,545,348
98,300	@,L	BioMimetic Therapeutics, Inc.	1,296,577
31,700	@,L	Genentech, Inc.	2,571,821
936,070	@,L	Genzyme Corp.	57,643,191
34,300	@,L	Micromet, Inc.	102,900
713,700	@,L	Millennium Pharmaceuticals, Inc.	7,779,330
198,300	@,L	Vertex Pharmaceuticals, Inc.	7,420,386
			191,050,822
		Computers: 2.4%
31,500	@,L	LaserCard Corp.	337,365
534,600	@	Quantum Corp.	1,240,272
505,800	@,L	Sandisk Corp.	21,764,574
330,766	@@,L	Seagate Technology, Inc.	8,765,299
83,100	@,X	Seagate Technology, Inc.-Escrow	1
			32,107,511
		Diversified Financial Services: 11.5%
76,800		CIT Group, Inc.	4,283,136
125,200		Cohen & Steers, Inc.	5,029,284
2,696		Goldman Sachs Group, Inc.	537,448
933,208		Lehman Brothers Holdings, Inc.	72,902,209
782,160		Merrill Lynch & Co., Inc.	72,819,096
			155,571,173
		Healthcare-Products: 1.4%
79,800	@,L	Biosite, Inc.	3,898,230
20,900	@,L	BioVeris Corp.	286,748
230,100		Johnson & Johnson	15,191,202
			19,376,180
		Healthcare-Services: 5.2%
1,314,500		UnitedHealth Group, Inc.	70,628,085
			70,628,085
		Internet: 1.2%
769,275	@	Liberty Media Holding Corp.-Interactive	16,593,262
			16,593,262
		Media: 18.7%
1,205,700	@,L	Cablevision Systems Corp.	34,338,336
181,805	L	CBS Corp.-Class B	5,668,680
112,300	@,L	Comcast Corp.-Class A	4,753,659
1,768,190	@,L	Comcast Corp.-Special Class A	74,051,797
193,210	@,L	Discovery Holding Co.	3,108,749
62,213	@,L	Liberty Global, Inc.-Series C	1,741,964
61,346	@	Liberty Global, Inc.-A	1,788,236
158,855	@	Liberty Media Holding Corp.	15,564,613
2,534,720	@,L	Sirius Satellite Radio, Inc.	8,972,909

Shares			Value
2,892,530	L	Time Warner, Inc.	$62,999,302
181,805	@,L	Viacom, Inc.	7,459,459
884,500		Walt Disney Co.	30,311,815
93,300	L	World Wrestling Entertainment, Inc.	1,520,790
			252,280,309
		Miscellaneous Manufacturing: 5.6%
408,300		Pall Corp.	14,106,765
2,016,395	@@,L	Tyco International Ltd.	61,298,408
			75,405,173
		Oil & Gas: 4.2%
1,299,000	L	Anadarko Petroleum Corp.	56,532,480
5,645	@,L	Bill Barrett Corp.	153,600
			56,686,080
		Oil & Gas Services: 5.5%
540,700	@	Grant Prideco, Inc.	21,503,639
1,277,800	@,L	Weatherford International Ltd.	53,399,262
			74,902,901
		Pharmaceuticals: 8.0%
136,500	@,L	Alkermes, Inc.	1,825,005
1,457,044	@,L	Forest Laboratories, Inc.	73,726,426
550,000	@,L	ImClone Systems, Inc.	14,718,000
94,400	@,L	Isis Pharmaceuticals, Inc.	1,049,728
326,700	@,L	King Pharmaceuticals, Inc.	5,201,064
74,600	@	Nabi Biopharmaceuticals	505,788
80,050		Pfizer, Inc.	2,073,295
67,832	@@	Teva Pharmaceutical Industries Ltd. ADR	2,108,219
371,600	L	Valeant Pharmaceuticals International	6,406,384
27,445	@	ViaCell, Inc.	129,540
			107,743,449
		Retail: 0.2%
193,300	@,L	Charming Shoppes, Inc.	2,615,349
13,000	@,L	J Crew Group, Inc.	501,150
			3,116,499
		Semiconductors: 6.1%
616,800	@,L	Broadcom Corp.	19,928,808
90,400	@,L	Cabot Microelectronics Corp.	3,068,176
328,000	@	Cirrus Logic, Inc.	2,256,640
117,000	@,L	Cree, Inc.	2,026,440
86,600	@	DSP Group, Inc.	1,879,220
683,100		Intel Corp.	13,832,775
5,800	@,L	IPG Photonics Corp.	139,200
2,454,000	@,L	Micron Technology, Inc.	34,257,840
296,100	@,L	Teradyne, Inc.	4,429,656
			81,818,755
		Software: 1.4%
97,800	@	Advent Software, Inc.	3,451,362
239,400	@	Autodesk, Inc.	9,686,124
176,900		Microsoft Corp.	5,282,234
			18,419,720

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS AGGRESSIVE   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications: 3.1%
254,100	@,L	C-COR, Inc.	$2,830,674
1,410,200		Motorola, Inc.	28,993,712
302,900	@@	Nokia OYJ ADR	6,154,928
475,100	@,L	RF Micro Devices, Inc.	3,225,929
			41,205,243
Total Common Stock (Cost $880,802,515)			1,241,925,052

Principal Amount		Value
SHORT-TERM INVESTMENTS: 25.9%
U.S. Government Agency Obligations: 7.5%
$100,517,000	Federal Home Loan Bank, 4.600%, due 01/02/07	100,491,313
Total U.S. Government Agency Obligations (Cost $100,491,313)		100,491,313
	Securities Lending Collateralcc: 18.4%
248,826,363	The Bank of New York Institutional Cash Reserves Fund	248,826,363
Total Securities Lending Collateral (Cost $248,826,363)		248,826,363
Total Short-Term Investments (Cost $349,317,676)		349,317,676

Total Investments in Securities (Cost $1,230,120,191)*	117.9%	$1,591,242,728
Other Assets and Liabilities - Net	(17.9)	(241,176,946)
Net Assets	100.0%	$1,350,065,782

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $1,231,463,906.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$370,246,928
Gross Unrealized Depreciation	(10,468,106)
Net Unrealized Appreciation	$359,778,822

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS LARGE CAP   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.2%
		Beverages: 5.2%
24,600		Coca-Cola Co.	$1,186,950
17,400		PepsiCo, Inc.	1,088,370
			2,275,320
		Biotechnology: 13.4%
32,800	@	Amgen, Inc.	2,240,568
25,400	@	Biogen Idec, Inc.	1,249,426
29,800	@	Genentech, Inc.	2,417,674
			5,907,668
		Cosmetics/Personal Care: 3.7%
25,303		Procter & Gamble Co.	1,626,224
			1,626,224
		Diversified Financial Services: 8.2%
22,400		Merrill Lynch & Co., Inc.	2,085,440
15,500		Morgan Stanley	1,262,165
7,700	@	Nasdaq Stock Market, Inc.	237,083
			3,584,688
		Food: 2.7%
23,275		WM Wrigley Jr. Co.	1,203,783
			1,203,783
		Healthcare-Products: 4.7%
16,500		Johnson & Johnson	1,089,330
18,600		Medtronic, Inc.	995,286
			2,084,616
		Insurance: 6.5%
17,100		American International Group, Inc.	1,225,386
15	@	Berkshire Hathaway, Inc.	1,649,850
			2,875,236
		Internet: 18.1%
32,000	@	Akamai Technologies, Inc.	1,699,840
63,300	@	Amazon.com, Inc.	2,497,818
41,800	@	eBay, Inc.	1,256,926
37,100	@	InterActiveCorp	1,378,636
44,700	@	Yahoo!, Inc.	1,141,638
			7,974,858
		Media: 6.2%
67,026		Time Warner, Inc.	1,459,826
37,300		Walt Disney Co.	1,278,271
			2,738,097
		Pharmaceuticals: 2.6%
44,618		Pfizer, Inc.	1,155,606
			1,155,606
		Retail: 2.7%
30,000		Home Depot, Inc.	1,204,800
			1,204,800
		Semiconductors: 6.2%
59,500		Intel Corp.	1,204,875
52,100		Texas Instruments, Inc.	1,500,480
			2,705,355
		Software: 8.5%
26,100	@	Electronic Arts, Inc.	1,314,396
42,400		Microsoft Corp.	1,266,064
49,900	@	Red Hat, Inc.	1,147,700
			3,728,160

Shares			Value
		Telecommunications: 10.5%
50,400	@	Cisco Systems, Inc.	$1,377,432
40,900	@	Juniper Networks, Inc.	774,646
70,100		Motorola, Inc.	1,441,256
27,600		Qualcomm, Inc.	1,043,004
			4,636,338
Total Common Stock (Cost $37,586,557)			43,700,749

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.3%
	U.S. Government Agency Obligations: 0.3%
$108,000	Federal Home Loan Bank, 4.600%, due 01/02/07	107,973
Total Short-Term Investments (Cost $107,973)		107,973

Total Investments in Securities (Cost $37,694,530)*	99.5%	$43,808,722
Other Assets and Liabilities - Net	0.5	237,083
Net Assets	100.0%	$44,045,805

@  Non-income producing security

*  Cost for federal income tax purposes is $38,238,383.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,818,083
Gross Unrealized Depreciation	(1,247,744)
Net Unrealized Appreciation	$5,570,339

See Accompanying Notes to Financial Statements

ING LORD ABBETT   PORTFOLIO OF INVESTMENTS
U.S. GOVERNMENT SECURITIES  AS OF DECEMBER 31, 2006

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 90.7%
		Federal Home Loan Bank: 9.7%
$4,740,000		5.125%, due 08/14/13	$4,785,765
			4,785,765
		Federal Home Loan Mortgage Corporation: 20.6%
347,886		4.197%, due 01/01/34	342,020
304,143		4.683%, due 03/01/35	300,717
1,701,306	S	5.000%, due 04/01/20	1,672,099
1,294,022		5.000%, due 10/01/20	1,271,806
555,563		5.000%, due 12/01/20	546,025
1,059,561		5.000%, due 04/01/21	1,041,195
268,318		5.000%, due 08/01/21	263,667
3,470,000	W	5.500%, due 01/15/19	3,467,831
135,804		5.500%, due 01/01/21	135,736
835,933		5.500%, due 03/01/21	835,549
57,081	C	6.500%, due 06/15/08	56,966
225,161		7.000%, due 04/01/32	231,545
			10,165,156
		Federal National Mortgage Association: 49.6%
224,334		3.499%, due 08/01/33	221,309
900,000		4.625%, due 10/15/13	882,996
250,820		5.000%, due 01/01/19	247,053
155,191		5.000%, due 05/01/20	152,527
116,069		5.000%, due 12/01/20	114,076
405,848		5.020%, due 04/01/35	406,704
659,154		5.263%, due 10/01/35	674,930
456,756		5.394%, due 04/01/36	468,160
687,993		5.417%, due 09/01/36	688,045
1,501,088		5.500%, due 02/01/35	1,485,464
11,223,168		5.500%, due 02/01/36	11,094,569
2,086,537		5.500%, due 03/01/36	2,062,629
579,134		5.500%, due 04/01/36	583,071
2,510,000	W	5.500%, due 01/01/37	2,481,240
410,607		5.517%, due 04/01/36	414,113
365,271		5.775%, due 10/01/36	367,502
2,031,000	S	6.000%, due 05/15/11	2,116,769
			24,461,157
		Government National Mortgage Association: 10.8%
4,274,218		5.500%, due 02/15/36	4,255,008
1,037,020		5.500%, due 04/15/36	1,032,359
			5,287,367
Total U.S. Government Agency Obligations (Cost $44,280,732)			44,699,445
U.S. TREASURY OBLIGATIONS: 13.7%
		U.S. Treasury Bonds: 10.5%
1,133,000		4.250%, due 11/15/13	1,103,437
2,160,000	S	4.500%, due 02/15/36	2,054,702
1,718,000	S	6.125%, due 08/15/29	2,008,450
			5,166,589

Principal Amount			Value
		U.S. Treasury Notes: 3.2%
$1,575,000	S	5.125%, due 06/30/11	$1,602,071
			1,602,071
Total U.S. Treasury Obligations (Cost $6,825,886)			6,768,660

Total Investments in Securities (Cost $51,106,618)*	104.4%	$51,468,105
Other Assets and Liabilities - Net	(4.4)	(2,161,781)
Net Assets	100.0%	$49,306,324

C  Bond may be called prior to maturity date.

W  When-issued or delayed delivery security

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities, forward currency exchange contracts and reserve repurchase agreements.

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$491,649
Gross Unrealized Depreciation	(130,162)
Net Unrealized Appreciation	$361,487

The following sale commitments were held by the ING Lord Abbett U.S. Government Securities Portfolio at December 31, 2006:

Principal Amount		Market Descriptions	Value
$(2,030,000)	W	Federal National Mortgage Association, 5.500%, due 01/12/36	$(2,006,529)
Total Sale Commitments (Proceeds $2,018,443)			$(2,006,529)

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN PARTNERS PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 96.0%
		Aerospace/Defense: 1.3%
68,200		L-3 Communications Holdings, Inc.	$5,577,396
			5,577,396
		Building Materials: 2.5%
208,172	@,@@	Cemex SA de CV ADR	7,052,867
108,000	@	Owens Corning, Inc.	3,229,200
			10,282,067
		Coal: 3.1%
218,900		Arch Coal, Inc.	6,573,567
150,500		Peabody Energy Corp.	6,081,705
			12,655,272
		Computers: 1.2%
67,400	@	Lexmark International, Inc.	4,933,680
			4,933,680
		Diversified Financial Services: 5.8%
193,700		Countrywide Financial Corp.	8,222,565
44,950		Goldman Sachs Group, Inc.	8,960,783
75,100		Merrill Lynch & Co., Inc.	6,991,810
			24,175,158
		Electric: 4.5%
129,800	@	Mirant Corp.	4,097,786
109,000	@	NRG Energy, Inc.	6,105,090
152,000		TXU Corp.	8,239,920
			18,442,796
		Engineering & Construction: 1.6%
237,100	@@	Chicago Bridge & Iron Co. NV	6,482,314
			6,482,314
		Healthcare-Products: 4.0%
255,100	@	Boston Scientific Corp.	4,382,618
114,600		Medtronic, Inc.	6,132,246
79,140	@	Zimmer Holdings, Inc.	6,202,993
			16,717,857
		Healthcare-Services: 5.6%
187,600		Aetna, Inc.	8,100,568
154,600		UnitedHealth Group, Inc.	8,306,658
83,600	@	WellPoint, Inc.	6,578,484
			22,985,710
		Home Builders: 12.3%
149,700		Centex Corp.	8,423,619
345,100		D.R. Horton, Inc.	9,141,700
200,700	@	Hovnanian Enterprises, Inc.	6,803,730
179,400		KB Home	9,199,632
157,800		Lennar Corp.	8,278,188
14,300	@	NVR, Inc.	9,223,500
			51,070,369
		Home Furnishings: 0.3%
17,400		Whirlpool Corp.	1,444,548
			1,444,548

Shares			Value
		Insurance: 5.5%
126,820		American International Group, Inc.	$9,087,921
2,600	@	Berkshire Hathaway, Inc.	9,531,600
42,200		Hartford Financial Services Group, Inc.	3,937,682
			22,557,203
		Internet: 2.8%
224,800	@,@@	Check Point Software Technologies	4,927,616
322,500	@	Symantec Corp.	6,724,125
			11,651,741
		Iron/Steel: 1.3%
74,700		United States Steel Corp.	5,463,558
			5,463,558
		Leisure Time: 1.5%
87,700		Harley-Davidson, Inc.	6,180,219
			6,180,219
		Machinery-Construction & Mining: 5.4%
110,900		Caterpillar, Inc.	6,801,497
169,900		Joy Global, Inc.	8,212,966
111,100	@	Terex Corp.	7,174,838
			22,189,301
		Mining: 2.4%
37,500		Phelps Dodge Corp.	4,489,500
107,500	@@	Xstrata PLC	5,349,152
			9,838,652
		Miscellaneous Manufacturing: 1.5%
171,200		General Electric Co.	6,370,352
			6,370,352
		Oil & Gas: 13.8%
97,200		Anadarko Petroleum Corp.	4,230,144
142,400	@@	Canadian Natural Resources Ltd.	7,579,952
79,100	@	Denbury Resources, Inc.	2,198,189
57,900		EOG Resources, Inc.	3,615,855
64,500		ExxonMobil Corp.	4,942,635
76,100		Noble Corp.	5,795,015
54,300	@@	Petroleo Brasileiro SA	5,592,357
123,700	@	Quicksilver Resources, Inc.	4,526,183
135,400	@	Southwestern Energy Co.	4,745,770
247,980	@@	Talisman Energy, Inc.	4,213,180
103,600		Valero Energy Corp.	5,300,176
87,800		XTO Energy, Inc.	4,130,990
			56,870,446
		Oil & Gas Services: 2.6%
175,800		Halliburton Co.	5,458,590
86,200	@	National Oilwell Varco, Inc.	5,273,716
			10,732,306
		Pharmaceuticals: 4.2%
127,800		Caremark Rx, Inc.	7,298,658
67,900	@	NBTY, Inc.	2,822,603
116,400	@@	Shire PLC	7,188,864
			17,310,125

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN PARTNERS PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Retail: 5.1%
104,300		Best Buy Co., Inc.	$5,130,517
140,200		Federated Department Stores, Inc.	5,345,826
85,000		JC Penney Co., Inc.	6,575,600
144,700		TJX Cos., Inc.	4,126,844
			21,178,787
		Savings & Loans: 0.8%
237,600		Hudson City Bancorp., Inc.	3,297,888
			3,297,888
		Semiconductors: 2.3%
200,300	@	Advanced Micro Devices, Inc.	4,076,105
151,500	@,@@	ASML Holding NV	3,731,445
59,100		Texas Instruments, Inc.	1,702,080
			9,509,630
		Software: 3.7%
277,100	@	Activision, Inc.	4,777,204
177,280		Microsoft Corp.	5,293,581
314,610	@	Oracle Corp.	5,392,415
			15,463,200
		Transportation: 0.9%
39,600	@@	Frontline Ltd.	1,274,018
105,530	@@	Ship Finance International Ltd.	2,507,393
			3,781,411

Total Investments in Securities (Cost $378,153,882)*	96.0%	$397,161,986
Other Assets and Liabilities - Net	4.0	16,367,546
Net Assets	100.0%	$413,529,532

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $378,263,799.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,330,134
Gross Unrealized Depreciation	(9,431,947)
Net Unrealized Appreciation	$18,898,187

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN REGENCY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 92.6%
		Aerospace/Defense: 2.4%
3,700	@@	Empresa Brasileira de Aeronautica SA	$153,217
1,800		L-3 Communications Holdings, Inc.	147,204
			300,421
		Auto Parts & Equipment: 0.3%
400		Johnson Controls, Inc.	34,368
			34,368
		Beverages: 1.2%
5,400	@	Constellation Brands, Inc.	156,708
			156,708
		Coal: 2.1%
4,900		Arch Coal, Inc.	147,147
2,900		Peabody Energy Corp.	117,189
			264,336
		Commercial Services: 1.3%
6,200	@	United Rentals, Inc.	157,666
			157,666
		Computers: 2.2%
1,800	@	Affiliated Computer Services, Inc.	87,912
2,525	@	Lexmark International, Inc.	184,830
			272,742
		Diversified Financial Services: 3.4%
1,550		Bear Stearns Cos., Inc.	252,309
3,800		IndyMac Bancorp., Inc.	171,608
			423,917
		Electric: 6.2%
4,000		DPL, Inc.	111,120
2,400		Edison International	109,152
4,600	@	Mirant Corp.	145,222
3,300	@	NRG Energy, Inc.	184,833
4,200		TXU Corp.	227,682
			778,009
		Electronics: 0.9%
4,200	@	Avnet, Inc.	107,226
			107,226
		Engineering & Construction: 1.5%
6,700	@@	Chicago Bridge & Iron Co. NV	183,178
			183,178
		Food: 1.2%
8,900		Tyson Foods, Inc.	146,405
			146,405
		Healthcare-Products: 0.7%
2,100		Cooper Cos., Inc.	93,450
			93,450

Shares			Value
		Healthcare-Services: 3.8%
4,500		Aetna, Inc.	$194,310
3,300	@	Coventry Health Care, Inc.	165,165
3,400	@	LifePoint Hospitals, Inc.	114,580
			474,055
		Holding Companies- Diversified: 0.7%
3,300		Walter Industries, Inc.	89,265
			89,265
		Home Builders: 10.4%
3,600		Centex Corp.	202,572
5,900	@	Hovnanian Enterprises, Inc.	200,010
4,100		KB Home	210,248
4,000		Lennar Corp.	209,840
3,900	@	Meritage Homes Corp.	186,108
340	@	NVR, Inc.	219,300
1,300		Ryland Group, Inc.	71,006
			1,299,084
		Home Furnishings: 1.2%
1,850		Whirlpool Corp.	153,587
			153,587
		Insurance: 3.5%
1,500		Cigna Corp.	197,355
4,400	@@	Endurance Specialty Holdings Ltd.	160,952
1,600		PMI Group, Inc.	75,472
			433,779
		Internet: 1.4%
5,400	@,@@	Check Point Software Technologies	118,368
2,200	@	McAfee, Inc.	62,436
			180,804
		Iron/Steel: 2.5%
3,900		Cleveland-Cliffs, Inc.	188,916
1,700		United States Steel Corp.	124,338
			313,254
		Leisure Time: 1.1%
2,000		Harley-Davidson, Inc.	140,940
			140,940
		Machinery-Construction & Mining: 3.9%
5,150		Joy Global, Inc.	248,951
3,700	@	Terex Corp.	238,946
			487,897
		Metal Fabricate/Hardware: 1.2%
243	@	Mueller Water Products, Inc.-Class B	3,621
5,100		Timken Co.	148,818
			152,439
		Mining: 2.0%
2,150		Phelps Dodge Corp.	257,398
			257,398

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN REGENCY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 1.4%
1,300		Eaton Corp.	$97,682
2,100	@@	Ingersoll-Rand Co.	82,173
			179,855
		Oil & Gas: 8.8%
3,400	@@	Canadian Natural Resources Ltd.	180,982
5,000	@	Denbury Resources, Inc.	138,950
2,300		Noble Corp.	175,145
3,400	@	Quicksilver Resources, Inc.	124,406
3,900	@	Southwestern Energy Co.	136,695
1,500		Sunoco, Inc.	93,540
6,555	@@	Talisman Energy, Inc.	111,369
3,000		XTO Energy, Inc.	141,150
			1,102,237
		Oil & Gas Services: 1.8%
2,900	@	Oceaneering International, Inc.	115,130
3,600	@	Oil States International, Inc.	116,028
			231,158
		Pharmaceuticals: 5.7%
4,300	@	Endo Pharmaceuticals Holdings, Inc.	118,594
5,000	@	NBTY, Inc.	207,850
3,900		Omnicare, Inc.	150,657
3,900	@@	Shire PLC	240,864
			717,965
		Pipelines: 2.0%
2,800		National Fuel Gas Co.	107,912
5,400		Williams Cos., Inc.	141,048
			248,960
		Real Estate Investment Trusts: 5.5%
5,500		Annaly Capital Management, Inc.	76,505
2,400		Colonial Properties Trust	112,512
1,600		Developers Diversified Realty Corp.	100,720
2,500		First Industrial Realty Trust, Inc.	117,225
4,200		iStar Financial, Inc.	200,844
1,800		Ventas, Inc.	76,176
			683,982
		Retail: 5.8%
4,200		Advance Auto Parts, Inc.	149,352
4,600	@	Aeropostale, Inc.	142,002
7,000		Circuit City Stores, Inc.	132,860
6,500	@	HOT Topic, Inc.	86,710
3,200		Ross Stores, Inc.	93,760
4,300		TJX Cos., Inc.	122,636
			727,320
		Savings & Loans: 1.2%
10,800		Hudson City Bancorp., Inc.	149,904
			149,904
		Semiconductors: 0.8%
2,500	@	International Rectifier Corp.	96,325
			96,325

Shares			Value
		Software: 2.2%
7,300	@	Activision, Inc.	$125,852
8,700	@	Take-Two Interactive Software, Inc.	154,512
			280,364
		Telecommunications: 1.2%
11,700	@	Arris Group, Inc.	146,367
			146,367
		Transportation: 1.1%
2,000	@@	Frontline Ltd.	63,700
3,000	@@	Ship Finance International Ltd.	71,280
			134,980

Total Investments in Securities (Cost $10,866,403)*	92.6%	$11,600,345
Other Assets and Liabilities - Net	7.4	933,029
Net Assets	100.0%	$12,533,374

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $10,862,562.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,224,596
Gross Unrealized Depreciation	(486,813)
Net Unrealized Appreciation	$737,783

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 72.8%
		Aerospace/Defense: 2.2%
21,800		Boeing Co.	$1,936,712
			1,936,712
		Banks: 3.6%
80,000		Bank of New York Co., Inc.	3,149,600
			3,149,600
		Beverages: 1.5%
27,000		Coca-Cola Co.	1,302,750
			1,302,750
		Commercial Services: 1.5%
32,350	@	ChoicePoint, Inc.	1,273,943
			1,273,943
		Computers: 4.9%
20,300	@	Apple Computer, Inc.	1,722,252
33,300	@	Dell, Inc.	835,497
134,000	@	EMC Corp.	1,768,800
			4,326,549
		Cosmetics/Personal Care: 1.5%
20,000		Colgate-Palmolive Co.	1,304,800
			1,304,800
		Diversified Financial Services: 7.7%
93,200	L	Countrywide Financial Corp.	3,956,340
29,800		Merrill Lynch & Co., Inc.	2,774,380
			6,730,720
		Electric: 1.3%
13,400	L	Dominion Resources, Inc.	1,123,456
			1,123,456
		Healthcare-Services: 5.1%
37,600		Aetna, Inc.	1,623,568
53,400	L	UnitedHealth Group, Inc.	2,869,182
			4,492,750
		Home Builders: 3.0%
46,000	L	Centex Corp.	2,588,420
			2,588,420
		Insurance: 4.8%
27,200		AMBAC Financial Group, Inc.	2,422,704
305,000		Conseco Escrow	-
7,000	@@	Everest Re Group Ltd.	686,770
12,012		Hartford Financial Services Group, Inc.	1,120,840
			4,230,314
		Leisure Time: 5.2%
20,400	L	Carnival Corp.	1,000,620
85,400	L	Royal Caribbean Cruises Ltd.	3,533,852
			4,534,472
		Miscellaneous Manufacturing: 2.3%
26,800		Eaton Corp.	2,013,752
			2,013,752

Shares			Value
		Oil & Gas: 8.9%
17,600		Chevron Corp.	$1,294,128
74,500		ConocoPhillips	5,360,275
20,000	L	GlobalSantaFe Corp.	1,175,600
			7,830,003
		Pharmaceuticals: 6.9%
44,300		Abbott Laboratories	2,157,853
43,700	@@	Roche Holding AG ADR	3,911,054
			6,068,907
		Retail: 3.2%
19,000		Walgreen Co.	871,910
32,250		Yum! Brands, Inc.	1,896,300
			2,768,210
		Semiconductors: 0.8%
66,003	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	721,413
			721,413
		Software: 0.9%
27,000		Microsoft Corp.	806,220
			806,220
		Telecommunications: 7.5%
53,700		AT&T, Inc.	1,919,775
121,000		Motorola, Inc.	2,487,759
33,500	@,L	NII Holdings, Inc.	2,158,740
			6,566,274
Total Commo+n Stock (Cost $57,163,493)			63,769,265
Principal Amount			Value
CORPORATE BONDS/NOTES: 25.6%
		Aerospace/Defense: 1.2%
$450,000	C	General Dynamics Corp., 4.500%, due 08/15/10	440,806
585,000	C	Raytheon Co., 6.750%, due 08/15/07	589,396
			1,030,202
		Auto Manufacturers: 0.5%
400,000		DaimlerChrysler Holding Corp., 4.750%, due 01/15/08	396,451
			396,451
		Banks: 2.5%
720,000		Bank of America Corp., 4.375%, due 12/01/10	700,434
610,000		Keycorp, 2.750%, due 02/27/07	607,265
220,000	L	US Bancorp., 4.500%, due 07/29/10	215,158
200,000	L	US Bancorp., 5.300%, due 04/28/09	200,599
460,000	L	Wachovia Corp., 4.375%, due 06/01/10	448,809
			2,172,265

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Chemicals: 0.7%
$635,000	C,L	EI Du Pont de Nemours & Co., 4.125%, due 04/30/10	$616,605
			616,605
		Cosmetics/Personal Care: 0.6%
555,000	C,L	Procter & Gamble Co., 3.500%, due 12/15/08	537,933
			537,933
		Diversified Financial Services: 9.4%
260,000		American Express Credit Corp., 3.000%, due 05/16/08	252,430
405,000	L	American Express Credit Corp., 5.000%, due 12/02/10	402,653
520,000	C	Ameriprise Financial, Inc., 5.350%, due 11/15/10	521,609
470,000		Bear Stearns Cos., Inc., 7.800%, due 08/15/07	477,049
575,000	C,L	Boeing Capital Corp., 6.500%, due 02/15/12	606,927
325,000		CIT Group, Inc., 4.750%, due 12/15/10	318,564
200,000		CIT Group, Inc., 7.750%, due 04/02/12	220,741
305,000		Citigroup, Inc., 5.000%, due 03/06/07	304,799
300,000	L	Citigroup, Inc., 6.000%, due 02/21/12	309,663
610,000	C,L	Credit Suisse First Boston USA, Inc., 5.750%, due 04/15/07	610,509
350,000		General Electric Capital Corp., 4.875%, due 10/21/10	346,614
200,000		General Electric Capital Corp., 6.000%, due 06/15/12	207,274
600,000	L	Goldman Sachs Group, Inc., 5.700%, due 09/01/12	611,795
200,000		HSBC Finance Corp., 7.000%, due 05/15/12	215,879
610,000	L	International Lease Finance Corp., 5.625%, due 06/01/07	610,468
520,000		John Deere Capital Corp., 3.875%, due 03/07/07	518,591
605,000		JPMorgan Chase & Co., 5.250%, due 05/30/07	604,829
640,000		Merrill Lynch & Co., Inc., 3.700%, due 04/21/08	626,401
500,000		SLM Corp., 4.500%, due 07/26/10	487,075
			8,253,870
		Environmental Control: 0.2%
125,000	C	Waste Management, Inc., 6.500%, due 11/15/08	127,405
			127,405
		Food: 1.8%
530,000	C	General Mills, Inc., 6.000%, due 02/15/12	543,476
545,000	C	Kellogg Co., 2.875%, due 06/01/08	526,211
520,000	C	Safeway, Inc., 4.800%, due 07/16/07	518,051
			1,587,738

Principal Amount			Value
		Insurance: 0.6%
$540,000	C	Berkshire Hathaway Finance Corp., 3.375%, due 10/15/08	$523,575
2,350,000	^	Conseco Finance Trust I	—
2,345,000	^	Conseco Finance Trust II	—
			523,575
		Media: 1.5%
125,000		News America Holdings, 9.250%, due 02/01/13	146,846
280,000		Time Warner Entertainment Co. LP, 7.250%, due 09/01/08	287,986
360,000		Viacom, Inc., 5.625%, due 05/01/07	360,215
545,000	C,L	Walt Disney Co., 5.700%, due 07/15/11	555,094
			1,350,141
		Mining: 0.7%
630,000	C	Alcoa, Inc., 4.250%, due 08/15/07	624,290
			624,290
		Oil & Gas: 1.8%
620,000	@@,C,L	ChevronTexaco Capital Co., 3.500%, due 09/17/07	612,830
595,000	C	Marathon Oil Corp., 5.375%, due 06/01/07	594,842
405,000	C	Valero Energy Corp., 6.125%, due 04/15/07	405,537
			1,613,209
		Pipelines: 0.5%
415,000	C	Duke Capital, LLC, 7.500%, due 10/01/09	436,922
			436,922
		Retail: 0.6%
530,000	C	CVS Corp., 3.875%, due 11/01/07	523,344
			523,344
		Savings & Loans: 0.5%
425,000		World Savings Bank FSB, 4.125%, due 03/10/08	417,690
			417,690
		Telecommunications: 1.8%
385,000	C	AT&T Wireless Services, Inc., 7.500%, due 05/01/07	387,362
630,000		Motorola, Inc., 4.608%, due 11/16/07	625,914
350,000	C	Verizon Global Funding Corp., 7.250%, due 12/01/10	373,401
200,000	C	Verizon Global Funding Corp., 7.375%, due 09/01/12	218,919
			1,605,596
		Transportation: 0.7%
625,000		FedEx Corp., 2.650%, due 04/01/07	620,793
			620,793
Total Corporate Bonds/Notes (Cost $22,546,691)			22,438,029
Total Long-Term Investments (Cost $79,710,184)			86,207,294

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 26.7%
	U.S. Government Agency Obligations: 2.1%
$1,866,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$1,865,523
Total U.S. Government Agency Obligations (Cost $1,865,523)		1,865,523
	Securities Lending Collateralcc: 24.6%
21,545,723	The Bank of New York Institutional Cash Reserves Fund	21,545,723
Total Securities Lending Collateral (Cost $21,545,723)		21,545,723
Total Short-Term Investments (Cost $23,411,246)		23,411,246

Total Investments in Securities (Cost $103,121,430)*	125.1%	$109,618,540
Other Assets and Liabilities - Net	(25.1)	(22,019,151)
Net Assets	100.0%	$87,599,389

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

^  Defaulted security

*  Cost for federal income tax purposes is $103,359,669.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,801,335
Gross Unrealized Depreciation	(542,464)
Net Unrealized Appreciation	$6,258,871

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.0%
		Barbados: 0.3%
80,400		Everest Re Group Ltd.	$7,888,044
			7,888,044
		Bermuda: 1.2%
294,100		ACE Ltd.	17,813,637
195,100	L	XL Capital Ltd.	14,051,102
			31,864,739
		Brazil: 1.5%
356,400	L	Cia de Bebidas das Americas ADR	17,392,320
604,300	L	Empresa Brasileira de Aeronautica SA	25,024,063
			42,416,383
		Canada: 1.6%
457,700	L	Husky Energy, Inc.	30,629,771
425,000	L	Manulife Financial Corp.	14,340,994
			44,970,765
		Denmark: 0.3%
105,800		Novo-Nordisk A/S	8,809,760
			8,809,760
		Finland: 0.7%
608,900		Fortum OYJ	17,292,997
35,975		Neste Oil OYJ	1,090,147
			18,383,144
		France: 5.6%
98,622	@	Arkema	5,049,693
334,478	L	LVMH Moet Hennessy Louis Vuitton SA	35,185,421
123,910	@,L	NicOx SA	3,709,765
463,489		Sanofi-Aventis	42,733,998
147,105		Societe Generale	24,885,766
439,004	L	Technip SA	30,112,267
168,654		Total SA	12,135,904
			153,812,814
		Germany: 5.0%
171,879		Allianz AG	34,969,420
460,901		Bayerische Motoren Werke AG	26,472,477
576,776		SAP AG	30,648,598
453,424		Siemens AG	44,771,460
			136,861,955
		Hong Kong: 0.4%
1,042,000	@	Hutchison Whampoa Ltd.	10,563,953
			10,563,953
		India: 2.5%
175,400	L	ICICI Bank Ltd. ADR	7,321,196
714,227		Infosys Technologies Ltd.	36,094,170
3,095,676		ZEE Telefilms Ltd.	25,653,344
			69,068,710
		Ireland: 0.2%
491,255		Experian Group Ltd.	5,752,650
			5,752,650

Shares			Value
		Italy: 0.5%
977,400	L	Bulgari S.p.A.	$13,834,214
			13,834,214
		Japan: 10.7%
201,300		Canon, Inc.	11,333,221
483,800	L	Chugai Pharmaceutical Co., Ltd.	9,960,354
510,600		Credit Saison Co., Ltd.	17,539,682
79,500		Fanuc Ltd.	7,802,270
461,000	@	Hoya Corp.	17,968,328
3,967		KDDI Corp.	26,930,461
61,430		Keyence Corp.	15,163,324
151,200		Kyocera Corp.	14,293,338
377,300		Murata Manufacturing Co., Ltd.	25,458,444
105,000	L	Nidec Corp.	8,126,418
62,800		Nintendo Co., Ltd.	16,258,207
3,865	L	Resona Holdings, Inc.	10,543,606
220,500		Secom Co., Ltd.	11,416,273
166,800		Sega Sammy Holdings, Inc.	4,483,877
220,871		Seven & I Holdings Co., Ltd.	6,867,986
727,000		Shionogi & Co., Ltd.	14,277,674
751,400		Sony Corp.	32,178,883
408,800	L	Square Enix Co., Ltd.	10,737,848
566		Sumitomo Mitsui Financial Group, Inc.	5,795,008
422,100		Toyota Motor Corp.	28,249,887
			295,385,089
		Mexico: 2.5%
1,809,800		Fomento Economico Mexicano SA de CV ADR	20,999,577
2,518,200		Grupo Modelo SA	13,939,495
1,222,100		Grupo Televisa SA	33,008,921
			67,947,993
		Netherlands: 2.3%
904,393	L	European Aeronautic Defence and Space Co. NV	31,031,211
864,877		Koninklijke Philips Electronics NV	32,522,067
			63,553,278
		Norway: 0.4%
810,700	L	Tandberg ASA	12,162,393
			12,162,393
		Singapore: 0.2%
2,288,800		Singapore Press Holdings Ltd.	6,370,513
			6,370,513
		South Korea: 2.0%
67,663		Hyudai Heavy Industries	9,133,189
28,299		Samsung Electronics Co., Ltd.	18,564,388
991,800	L	SK Telecom Co., Ltd. ADR	26,262,864
			53,960,441
		Spain: 0.9%
486,800	L	Inditex SA	26,186,421
			26,186,421

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Sweden: 6.5%
1,078,600		Hennes & Mauritz AB	$54,399,369
701,904		Investor AB	17,147,843
26,666,700		Telefonaktiebolaget LM Ericsson	107,231,113
			178,778,325
		Switzerland: 3.4%
544,342		Credit Suisse Group	37,950,414
255,261		Novartis AG	14,663,788
195,605		Roche Holding AG	34,996,390
35,490		Syngenta AG	6,592,637
			94,203,229
		Taiwan: 1.5%
8,747,000	@	Benq Corp.	4,675,760
2,015,700		MediaTek, Inc.	20,758,329
8,420,766		Taiwan Semiconductor Manufacturing Co., Ltd.	17,289,364
			42,723,453
		United Kingdom: 12.6%
362,746		3i Group PLC	7,152,046
321,300		BP PLC ADR	21,559,230
978,938		Burberry Group PLC	12,330,492
2,735,650		Cadbury Schweppes PLC	29,218,293
805,141		Diageo PLC	15,819,139
437,094		Home Retail Group	3,508,870
1,504,521	L	HSBC Holdings PLC	27,536,042
796,173		Pearson PLC	11,999,744
1,908,816		Prudential PLC	26,078,602
890,496		Reckitt Benckiser PLC	40,621,848
1,168,877		Royal Bank of Scotland Group PLC	45,490,572
1,415,754		Smith & Nephew PLC	14,768,346
2,877,901		Tesco PLC	22,742,371
19,446,596		Vodafone Group PLC	53,705,053
1,021,218		WPP Group PLC	13,781,594
			346,312,242
		United States: 36.2%
338,600		3M Co.	26,387,098
862,000	@,L	Adobe Systems, Inc.	35,445,440
1,505,600	@	Advanced Micro Devices, Inc.	30,638,960
245,200	@,L	Affymetrix, Inc.	5,654,312
880,000	@	Altera Corp.	17,318,400
189,700	@	Amgen, Inc.	12,958,407
569,000	@,L	Atherogenics, Inc.	5,638,790
654,500		Automatic Data Processing, Inc.	32,234,125
100,340	L	Avis Budget Group, Inc.	2,176,375
379,800		Avon Products, Inc.	12,548,592
4,600	@,L	Berkshire Hathaway, Inc.	16,863,600
420,900		Biomet, Inc.	17,370,543
210,400		Boeing Co.	18,691,936
1,083,954	@	Boston Scientific Corp.	18,622,330
724,300	L	Carnival Corp.	35,526,915
262,100		Chevron Corp.	19,272,213
467,400	@	Cisco Systems, Inc.	12,774,042
373,400	@	Coach, Inc.	16,041,264
257,300		Colgate-Palmolive Co.	16,786,252
1,279,000	@	Corning, Inc.	23,930,090
435,200	@,L	Cree, Inc.	7,537,664

Shares			Value
1,340,900	@	eBay, Inc.	$40,320,863
629,800		Emerson Electric Co.	27,767,882
137,300	@	Express Scripts, Inc.	9,830,680
141,200	@	Genentech, Inc.	11,455,556
173,800	@	Getty Images, Inc.	7,442,116
321,600	@	Gilead Sciences, Inc.	20,881,488
411,700	L	GlobalSantaFe Corp.	24,199,726
386,900		International Game Technology	17,874,780
267,300	@,L	International Rectifier Corp.	10,299,069
705,400	@,L	Intuit, Inc.	21,521,754
106,600		Johnson & Johnson	7,037,732
286,400		JPMorgan Chase & Co.	13,833,120
1,342,000	@,L	Juniper Networks, Inc.	25,417,480
270,000	L	Linear Technology Corp.	8,186,400
169,800		Lockheed Martin Corp.	15,633,486
617,300		Maxim Integrated Products	18,901,726
407,100	L	McDonald's Corp.	18,046,743
194,300		Medtronic, Inc.	10,396,993
1,682,900		Microsoft Corp.	50,251,394
373,500		Morgan Stanley	30,414,105
170,700	@,L	Nektar Therapeutics	2,596,347
438,500		Northern Trust Corp.	26,612,565
189,200		Northrop Grumman Corp.	12,808,840
146,200	@,L	Nuvelo, Inc.	584,800
36,560		Qualcomm, Inc.	1,381,602
216,900		Quest Diagnostics	11,495,700
312,400		Raytheon Co.	16,494,720
267,150	@	Realogy Corp.	8,099,988
130,400	@,L	Regeneron Pharmaceuticals, Inc.	2,617,128
5,269,139	@,L	Sirius Satellite Radio, Inc.	18,652,752
205,800	@,L	Theravance, Inc.	6,357,162
567,700	L	Tiffany & Co.	22,276,548
382,300	@,L	Transocean, Inc.	30,924,247
545,700		Wal-Mart Stores, Inc.	25,200,426
563,100		Walt Disney Co.	19,297,437
588,000		Xilinx, Inc.	14,000,280
188,800	@,L	Yahoo!, Inc.	4,821,952
			998,352,935
Total Common Stock (Cost $2,124,636,747)			2,730,163,443
EQUITY-LINKED SECURITIES: 0.5%

	India: 0.5%
2,980,184	Hindustan Lever Ltd.	14,573,500
Total Equity-Linked Securities (Cost $11,109,863)		14,573,500
PREFERRED STOCK: 0.7%
	Germany: 0.7%
14,538	Porsche AG	18,499,198
Total Preferred Stock (Cost $9,602,569)		18,499,198
Total Long-Term Investments (Cost $2,145,349,179)		2,763,236,141

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 9.0%
	Securities Lending Collateralcc: 9.0%
$249,224,950	The Bank of New York Institutional Cash Reserves Fund	$249,224,950
Total Short-Term Investments (Cost $249,224,950)		249,224,950

Total Investments in Securities (Cost $2,394,574,129)*	109.2%	$3,012,461,091
Other Assets and Liabilities - Net	(9.2)	(253,453,625)
Net Assets	100.0%	$2,759,007,466

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $2,411,815,570.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$639,174,677
Gross Unrealized Depreciation	(38,529,156)
Net Unrealized Appreciation	$600,645,521

Industry	Percent of Net Assets
Advertising	0.8%
Aerospace/Defense	4.3
Apparel	1.0
Auto Manufacturers	2.7
Banks	5.4
Beverages	2.5
Biotechnology	1.4
Chemicals	0.4
Commercial Services	0.7
Computers	0.2
Cosmetics/Personal Care	1.1
Diversified Financial Services	3.6
Electric	0.6
Electrical Components & Equipment	1.0
Electronics	4.1
Entertainment	0.6
Food	1.9
Hand/Machine Tools	0.3
Healthcare-Products	2.5
Healthcare-Services	0.4
Holding Companies-Diversified	1.6
Home Furnishings	1.2
Household Products/Wares	2.0
Industrial	0.3
Insurance	4.8
Internet	1.6
Investment Companies	0.6
Leisure Time	1.4
Media	4.2
Miscellaneous Manufacturing	2.6
Office/Business Equipment	0.4
Oil & Gas	5.1
Oil & Gas Services	1.1
Pharmaceuticals	6.1
Real Estate	0.3
Retail	6.2
Semiconductors	5.9
Software	7.9
Telecommunications	10.5
Toys/Games/Hobbies	0.6
Venture Capital	0.3
Short-Term Investments	9.0
Other Assets and Liabilities-Net	(9.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006

Shares				Value
COMMON STOCK: 0.1%
			Diversified Financial Services: 0.0%
	425		Goldman Sachs Group, Inc.	$84,724
				84,724
			Pipelines: 0.1%
	7,900	L	El Paso Corp.	120,712
				120,712
Total Common Stock (Cost $187,532)				205,436
PREFERRED STOCK: 0.2%
			Diversified Financial Services: 0.1%
	5,400	P	Chevy Chase Preferred Capital Corp.	284,040
				284,040
			Media: 0.0%
	17	P	ION Media Networks, Inc.	126,650
				126,650
			Savings & Loans: 0.1%
	18,450	P	Chevy Chase Bank FSB	483,575
				483,575
Total Preferred Stock (Cost $968,802)				894,265
Principal Amount				Value
CORPORATE BONDS/NOTES: 29.2%
			Advertising: 0.6%
$278,000	C	Lamar Media Corp., 6.625%, due 08/15/15		276,958
	975,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	939,657
	925,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	975,875
	300,000	C,L	RH Donnelley Corp., 6.875%, due 01/15/13	289,125
				2,481,615
			Aerospace/Defense: 0.4%
	275,000	C,S	Alliant Techsystems, Inc., 6.750%, due 04/01/16	275,688
	340,000	C,L	DRS Technologies, Inc., 6.625%, due 02/01/16	344,250
	60,000	C	DRS Technologies, Inc., 7.625%, due 02/01/18	62,100
	50,000	C,S,L	L-3 Communications Corp., 5.875%, due 01/15/15	48,500
	100,000	C	L-3 Communications Corp., 6.125%, due 01/15/14	98,250
	525,000	C	L-3 Communications Corp., 6.375%, due 10/15/15	522,375
	300,000	C,L	L-3 Communications Corp., 7.625%, due 06/15/12	312,000
				1,663,163

Principal Amount				Value
				Agriculture: 0.2%
	$200,000	C,L	Hines Nurseries, Inc., 10.250%, due 10/01/11	$175,000
	300,000	@@,#,C	MHP SA, 10.250%, due 11/30/11	308,250
	435,000	C	Reynolds American, Inc., 7.250%, due 06/01/13	454,356
				937,606
				Apparel: 0.1%
	352,000	C,L	Levi Strauss & Co., 9.750%, due 01/15/15	381,040
	225,000	C,L	Quiksilver, Inc., 6.875%, due 04/15/15	222,188
				603,228
				Auto Manufacturers: 0.0%
	100,000	L	Ford Motor Co., 7.450%, due 07/16/31	79,000
				79,000
				Auto Parts & Equipment: 0.4%
	500,000	C	Goodyear Tire & Rubber Co., 7.857%, due 08/15/11	505,000
	270,000	C,L	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	284,175
	350,000	C,L	Tenneco, Inc., 8.625%, due 11/15/14	358,750
	50,000	C,L	Visteon Corp., 7.000%, due 03/10/14	44,000
	500,000	C,L	Visteon Corp., 8.250%, due 08/01/10	490,000
				1,681,925
				Banks: 2.4%
	930,000	@@,#	Banco BMG SA, 9.150%, due 01/15/16	944,880
	305,000	@@,#,C	Banco Credito Del Peru, 6.950%, due 11/07/21	305,000
	395,000	@@,#	Banco Hipotecario SA, 9.750%, due 04/27/16	421,169
EUR	460,000	@@	Depfa Bank PLC, 3.500%, due 03/16/11	593,473
EUR	1,320,000	@@	HBOS Treasury Services PLC, 4.375%, due 07/13/16	1,763,006
EUR	1,230,000	@@	HBOS Treasury Services PLC, 4.500%, due 07/13/21	1,652,681
	$290,000	@@	HSBC Bank PLC, 20.160%, due 07/08/09	191,400
	920,000	@@	HSBC Bank PLC, 21.070%, due 01/12/10	515,200
	290,000	@@	HSBC Bank PLC, 26.460%, due 03/09/09	182,700
	375,000	@@,#,S	HSBK Europe BV, 7.750%, due 05/13/13	397,500
	730,000	@@,#	Kuznetski Capital for Bank of Moscow, 7.375%, due 11/26/10	747,838
	760,000	@@,#	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.175%, due 05/16/13	802,750

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$830,000	@@,C	UBS Luxembourg SA for Sberbank, 6.230%, due 02/11/15	$844,484
1,020,000	@@,#,L	VTB Capital SA, 6.250%, due 06/30/35	1,042,950
			10,405,031
		Beverages: 0.1%
290,000	C,L	Constellation Brands, Inc., 7.250%, due 09/01/16	299,425
			299,425
		Building Materials: 0.2%
200,000	C,S,L	Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	197,500
85,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	87,763
350,000	C	Nortek, Inc. - Old, 8.500%, due 09/01/14	344,750
335,000	C,L	NTK Holdings, Inc., 4.940%, due 03/01/14	236,175
			866,188
		Chemicals: 0.4%
50,000	C	Equistar Chemicals LP, 8.750%, due 02/15/09	52,625
285,000	#,C,L	Georgia Gulf Corp., 10.750%, due 10/15/16	275,025
470,000	#,C,L	Huntsman International, LLC, 7.375%, due 01/01/15	468,825
55,000	#,C,L	Huntsman International, LLC, 7.875%, due 11/15/14	55,688
300,000	@@,#,C,L	Ineos Group Holdings PLC, 8.500%, due 02/15/16	288,000
50,000	C	Innophos, Inc., 8.875%, due 08/15/14	51,000
265,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	276,263
145,000	C,L	Lyondell Chemical Co., 8.250%, due 09/15/16	152,975
75,000	C	Lyondell Chemical Co., 10.500%, due 06/01/13	82,875
70,000	#,C	Mosaic Co., 7.375%, due 12/01/14	72,188
70,000	#,C,L	Mosaic Co., 7.625%, due 12/01/16	72,888
57,000	C	Tronox Worldwide, LLC, 9.500%, due 12/01/12	60,278
			1,908,630
		Coal: 0.3%
400,000	C,S	Arch Western Finance, LLC, 6.750%, due 07/01/13	399,000
400,000	C,L	Foundation PA Coal Co., 7.250%, due 08/01/14	409,000
90,000	C,L	Massey Energy Co., 6.875%, due 12/15/13	85,050
400,000	C	Peabody Energy Corp., 6.875%, due 03/15/13	412,000
			1,305,050

Principal Amount			Value
		Commercial Services: 0.7%
$35,000	#,C	ACE Cash Express, Inc., 10.250%, due 10/01/14	$35,613
90,000	#,C,L	Ashtead Capital, Inc., 9.000%, due 08/15/16	96,750
85,000	#,C	Avis Budget Car Rental, LLC, 7.750%, due 05/15/16	82,238
35,000	#,C,L	Avis Budget Car Rental, LLC, 7.874%, due 05/15/14	33,950
250,000	C,L	Cenveo Corp., 7.875%, due 12/01/13	241,250
85,000	C,S	Corrections Corp. of America, 6.250%, due 03/15/13	84,681
100,000	C	DynCorp International, 9.500%, due 02/15/13	106,500
275,000	#,C,L	Education Management Corp., 10.250%, due 06/01/16	292,188
125,000	#,C	FTI Consulting, Inc., 7.750%, due 10/01/16	130,313
100,000	C	H&E Equipment Services, Inc., 8.375%, due 07/15/16	105,250
220,000	#,C	Hertz Corp., 8.875%, due 01/01/14	231,550
140,000	#,C,L	Hertz Corp., 10.500%, due 01/01/16	154,700
75,000	C	Ipayment, Inc., 9.750%, due 05/15/14	77,438
200,000	C,L	Iron Mountain, Inc., 7.750%, due 01/15/15	205,000
85,000	@@,#,C	Quebecor World Capital Corp., 8.750%, due 03/15/16	81,813
100,000	C	Rent-A-Center, Inc., 7.500%, due 05/01/10	100,750
900,000	C,L	United Rentals North America, Inc., 7.000%, due 02/15/14	887,625
			2,947,609
		Computers: 0.2%
175,000	@@,C,L	Seagate Technology HDD Holdings, 6.375%, due 10/01/11	175,875
55,000	@@,C,L	Seagate Technology HDD Holdings, 6.800%, due 10/01/16	55,550
205,000	C,L	Sungard Data Systems, Inc., 9.125%, due 08/15/13	216,275
555,000	C,L	SunGard Data Systems, Inc., 10.250%, due 08/15/15	595,238
			1,042,938
		Cosmetics/Personal Care: 0.1%
275,000	C,L	Elizabeth Arden, Inc., 7.750%, due 01/15/14	278,438
			278,438

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			Distribution/ Wholesale: 0.0%
	$185,000	C	SGS International, Inc., 12.000%, due 12/15/13	$193,325
				193,325
			Diversified Financial Services: 3.4%
	200,000	C	Alamosa Delaware, Inc., 8.500%, due 01/31/12	212,025
	844,793	@@,#	Autopistas Del Nordeste, 9.390%, due 04/15/24	874,361
	700,000	C,S,L	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	777,000
	1,200,000	@@,#,C	C10 Capital, Ltd., 6.722%, due 01/00/00	1,206,559
	270,000	#,C,L	CCM Merger, Inc., 8.000%, due 08/01/13	265,275
	400,000	@@,C	Cloverie PLC, 9.615%, due 12/20/10	404,400
	60,000	C	Crystal US Holdings 3, LLC, 1.880%, due 10/01/14	51,900
RUB	21,800,000	@@	Dali Capital, PLC, 7.250%, due 11/25/09	831,407
RUB	10,600,000	@@	Dali Capital, PLC, 8.000%, due 09/30/09	405,269
	$254,000	C	E*Trade Financial Corp., 7.375%, due 09/15/13	265,430
	150,000	C	E*Trade Financial Corp., 8.000%, due 06/15/11	157,500
	980,000		Ford Motor Credit Co., 7.375%, due 10/28/09	982,703
	1,380,000	S	General Motors Acceptance Corp., 6.875%, due 09/15/11	1,416,872
	570,000	S	General Motors Acceptance Corp., 8.000%, due 11/01/31	656,299
	565,000	#,C	Idearc, Inc., 8.000%, due 11/15/16	576,300
	1,234,517	@@,#,L	IIRSA Norte Finance Ltd., 8.750%, due 05/30/24	1,453,643
	465,000	@@,#,L	Majapahit Holding BV, 7.250%, due 10/17/11	478,950
	430,000	@@,#	Majapahit Holding BV, 7.750%, due 10/17/16	457,413
	50,000		Milacron Escrow Corp., 11.500%, due 05/15/11	47,750
	455,000	@@,#,C	National Gas Co. of Trinidad and Tobago Ltd., 6.050%, due 01/15/36	446,035
	500,000	@@,#,C	Osiris Capital PLC, 10.360%, due 01/15/10	502,800
	400,000	#,C	Rainbow National Services, LLC, 8.750%, due 09/01/12	422,500
RUB	4,000,000	@@,X	Reachcom Public Ltd. for Renaissance Capital, 10.500%, due 07/27/07	153,235
	$300,000	@@,#,C	Salisbury International Investments Ltd., 9.524%, due 07/22/11	300,000
	55,000	#,C	Sally Holdings, LLC, 9.250%, due 11/15/14	56,306

Principal Amount				Value
	$55,000	#,C,L	Sally Holdings, LLC, 10.500%, due 11/15/16	$56,375
	785,000		Tiers Trust, 0.960%, due 06/15/97	329,740
	190,000	C	Universal City Development Partners, 11.750%, due 04/01/10	204,488
	700,000	C	Vanguard Health Holding Co. I, LLC, 2.930%, due 10/01/15	542,500
				14,535,035
			Electric: 2.0%
	75,000	C,S	AES Corp., 7.750%, due 03/01/14	79,500
	600,000	#,C,S	AES Corp., 8.750%, due 05/15/13	645,750
	395,000	@@,#,C	Aes Dominicana Energia Finance SA, 11.000%, due 12/13/15	416,725
	240,000	@@,#,C	AES Panama SA, 6.350%, due 12/21/16	236,724
	200,000	C,L	CMS Energy Corp., 7.500%, due 01/15/09	207,250
	85,000	C,L	Edison Mission Energy, 7.500%, due 06/15/13	89,250
	120,000	C,L	Edison Mission Energy, 7.750%, due 06/15/16	127,800
BRL	475,000	@@,#	Eletropaulo Metropolitana de Sao Paulo SA, 19.125%, due 06/28/10	252,340
	$740,000	C	Midwest Generation, LLC, 8.750%, due 05/01/34	806,600
	1,000,000	C	Mirant Americas Generation, LLC, 8.300%, due 05/01/11	1,030,000
	200,000	C	Mirant Americas Generation, LLC, 9.125%, due 05/01/31	213,000
	161,818	C	Mirant Mid Atlantic, LLC, 8.625%, due 06/30/12	171,224
PHP	23,800,000	@@	National Power Corp., 5.875%, due 12/19/16	485,219
	$302,000	@@,#	National Power Corp., 6.875%, due 11/02/16	307,504
	660,000	@@	National Power Corp., 9.625%, due 05/15/28	802,813
	925,000	C	NRG Energy, Inc., 7.375%, due 02/01/16	931,938
	450,000	C	NRG Energy, Inc., 7.375%, due 01/15/17	452,250
	100,000	C,L	Reliant Resources, Inc., 9.250%, due 07/15/10	105,500
	360,000	C	Reliant Resources, Inc., 9.500%, due 07/15/13	387,900
	607,000	C	Sierra Pacific Resources, 6.750%, due 08/15/17	598,387
				8,347,674
			Electronics: 0.3%
	479,000	@@,C,L	Flextronics International Ltd., 6.250%, due 11/15/14	464,630
	90,000	@@,#,C	NXP BV, 7.875%, due 10/15/14	93,488

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Electronics (continued)
$45,000	C,L	Sanmina-SCI Corp., 6.750%, due 03/01/13	$41,625
215,000	C,L	Sanmina-SCI Corp., 8.125%, due 03/01/16	209,088
120,000	@@,C,L	Solectron Global Finance Ltd., 8.000%, due 03/15/16	122,100
200,000	C	Stoneridge, Inc., 11.500%, due 05/01/12	207,000
			1,137,931
		Entertainment: 1.5%
100,000	C,S	AMC Entertainment, Inc., 9.500%, due 02/01/11	100,875
390,000	C,L	AMC Entertainment, Inc., 9.875%, due 02/01/12	411,450
400,000	C	American Casino & Entertainment Properties, LLC, 7.850%, due 02/01/12	410,500
800,000	C,S	Cinemark USA, Inc., 9.000%, due 02/01/13	852,000
200,000	C,S	Cinemark, Inc., 2.040%, due 03/15/14	172,750
380,000	#,C	Greektown Holdings, LLC, 10.750%, due 12/01/13	399,000
500,000	C,L	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	500,000
300,000	C,L	Marquee Holdings, Inc., 2.240%, due 08/15/14	253,125
40,000	C	Mohegan Tribal Gaming Authority, 6.125%, due 02/15/13	39,900
360,000	C,L	Mohegan Tribal Gaming Authority, 6.875%, due 02/15/15	362,700
200,000	C	Mohegan Tribal Gaming Authority, 7.125%, due 08/15/14	203,750
200,000	C	Mohegan Tribal Gaming Authority, 8.000%, due 04/01/12	209,250
40,000	C	Penn National Gaming, Inc., 6.750%, due 03/01/15	39,400
150,000	C	Penn National Gaming, Inc., 6.875%, due 12/01/11	151,875
600,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	609,000
120,000	#,C	Pokagon Gaming Authority, 10.375%, due 06/15/14	132,000
60,000	C,L	Six Flags Theme Parks, Inc., 8.875%, due 02/01/10	58,350
50,000	C	Six Flags Theme Parks, Inc., 9.625%, due 06/01/14	46,625
150,000	C,L	Six Flags Theme Parks, Inc., 9.750%, due 04/15/13	141,563
250,000	#,C	Steinway Musical Instruments, 7.000%, due 03/01/14	245,625
350,000	C	Vail Resorts, Inc., 6.750%, due 02/15/14	351,750
800,000	C	WMG Holdings Corp., 2.750%, due 12/15/14	644,000
			6,335,488

Principal Amount			Value
		Environmental Control: 0.2%
$150,000	C,L	Allied Waste North America, Inc., 7.250%, due 03/15/15	$150,938
500,000	C,L	Allied Waste North America, Inc., 7.375%, due 04/15/14	500,000
			650,938
		Food: 0.5%
272,000	C	Albertson's, Inc., 8.000%, due 05/01/31	277,266
35,000	C	Del Monte Corp., 6.750%, due 02/15/15	34,825
160,000	C,S	Del Monte Corp., 8.625%, due 12/15/12	169,600
819,000	C	Delhaize America, Inc., 9.000%, due 04/15/31	976,498
100,000	C	Dole Food Co., Inc., 7.250%, due 06/15/10	95,750
200,000		Smithfield Foods, Inc., 7.000%, due 08/01/11	203,000
180,000	C	Supervalu, Inc., 7.500%, due 11/15/14	188,586
			1,945,525
		Forest Products & Paper: 0.3%
300,000	@@,C,L	Abitibi-Consolidated Co. of Canada, 8.375%, due 04/01/15	261,000
100,000	@@,C,L	Abitibi-Consolidated Co. of Canada, 8.550%, due 08/01/10	95,500
100,000	@@,C	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	82,500
105,000	C,L	Boise Cascade, LLC, 7.125%, due 10/15/14	102,113
100,000	@@,C	Catalyst Paper Corp., 7.375%, due 03/01/14	95,250
200,000	@@,C	Catalyst Paper Corp., 8.625%, due 06/15/11	203,500
100,000	@@,C	Domtar, Inc., 7.125%, due 08/15/15	98,500
45,000	C	Mercer International, Inc., 9.250%, due 02/15/13	44,213
105,000	#,C	Verso Paper Holdings, LLC, 9.121%, due 08/01/14	107,100
105,000	#,C	Verso Paper Holdings, LLC, 11.375%, due 08/01/16	110,775
			1,200,451
		Healthcare-Products: 0.1%
105,000		Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	110,513
200,000	C	Inverness Medical Innovations, Inc., 8.750%, due 02/15/12	209,000
			319,513

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Healthcare-Services: 0.8%
$85,000	C	DaVita, Inc., 6.625%, due 03/15/13	$85,638
570,000	C,L	DaVita, Inc., 7.250%, due 03/15/15	584,250
100,000	C	Genesis HealthCare Corp., 8.000%, due 10/15/13	104,750
20,000	C	HCA, Inc., 6.250%, due 02/15/13	17,750
81,000	C,L	HCA, Inc., 6.300%, due 10/01/12	74,318
229,000	C,L	HCA, Inc., 6.375%, due 01/15/15	194,650
400,000	C,S	HCA, Inc., 8.750%, due 09/01/10	418,000
70,000	#,C	HCA, Inc., 9.125%, due 11/15/14	74,988
70,000	#,C	HCA, Inc., 9.250%, due 11/15/16	75,163
180,000	#,C	HCA, Inc., 9.625%, due 11/15/16	193,950
195,000	#,C,S	Healthsouth Corp., 10.750%, due 06/15/16	210,844
90,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	90,225
485,000	C	Select Medical Corp., 7.625%, due 02/01/15	404,975
150,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	138,000
20,000	C	Tenet Healthcare Corp., 7.375%, due 02/01/13	18,475
518,000	C,L	Tenet Healthcare Corp., 9.875%, due 07/01/14	529,655
135,000	C,L	Triad Hospitals, Inc., 7.000%, due 11/15/13	136,519
55,000	C	US Oncology, Inc., 9.000%, due 08/15/12	58,300
			3,410,450
		Holding Companies- Diversified: 0.2%
360,000	@@,#,C,L	Basell AF SCA, 8.375%, due 08/15/15	371,700
65,000	@@,C,L	JSG Funding PLC, 7.750%, due 04/01/15	62,725
400,000	@@,C	Stena AB, 7.500%, due 11/01/13	397,000
			831,425
		Home Builders: 0.2%
300,000	C,L	Beazer Homes USA, Inc., 8.375%, due 04/15/12	309,750
50,000	C,L	K Hovnanian Enterprises, Inc., 7.750%, due 05/15/13	50,125
50,000	C,L	Standard-Pacific Corp., 7.750%, due 03/15/13	49,875
200,000	C,L	WCI Communities, Inc., 9.125%, due 05/01/12	191,500
200,000	C	William Lyon Homes, Inc., 10.750%, due 04/01/13	191,500
			792,750

Principal Amount			Value
		Home Furnishings: 0.0%
$68,000	C,L	Sealy Mattress Co., 8.250%, due 06/15/14	$71,400
			71,400
		Household Products/ Wares: 0.2%
50,000	C,L	Church & Dwight Co., Inc., 6.000%, due 12/15/12	49,125
460,000	C,L	Playtex Products, Inc., 9.375%, due 06/01/11	481,850
250,000	C,L	Spectrum Brands, Inc., 7.375%, due 02/01/15	217,500
			748,475
		Iron/Steel: 0.1%
200,000	C,S	AK Steel Corp., 7.750%, due 06/15/12	202,500
110,000	C	Gibraltar Industries, Inc., 8.000%, due 12/01/15	109,038
85,000	C	Rathgibson, Inc., 11.250%, due 02/15/14	90,525
			402,063
		Leisure Time: 0.2%
240,000	C	Leslie's Poolmart, 7.750%, due 02/01/13	240,000
100,000	@@,C	NCL Corp., 10.625%, due 07/15/14	100,500
300,000	#,C,L	TDS Investor Corp., 11.875%, due 09/01/16	309,000
			649,500
		Lodging: 1.0%
400,000	C,S	Boyd Gaming Corp., 8.750%, due 04/15/12	420,000
400,000	C	Caesars Entertainment, Inc., 7.875%, due 03/15/10	419,000
375,000	#,C,S	French Lick Resorts & Casino, LLC, 10.750%, due 04/15/14	352,500
300,000	C	Gaylord Entertainment Co., 8.000%, due 11/15/13	312,750
300,000	C,L	MGM Mirage, 6.625%, due 07/15/15	287,250
170,000	C,L	MGM Mirage, 6.750%, due 04/01/13	167,025
600,000	C,L	MGM Mirage, 8.375%, due 02/01/11	625,500
372,000	C	Station Casinos, Inc., 6.500%, due 02/01/14	332,475
90,000	C	Station Casinos, Inc., 6.875%, due 03/01/16	81,225
500,000	C,L	Trump Entertainment Resorts, Inc., 8.500%, due 06/01/15	500,000
726,000	C,L	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	725,093
			4,222,818
		Machinery-Diversified: 0.1%
140,000	C	Case New Holland, Inc., 7.125%, due 03/01/14	142,800

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Machinery-Diversified (continued)
$100,000	C	Case New Holland, Inc., 9.250%, due 08/01/11	$106,375
200,000	#,C	Douglas Dynamics, LLC, 7.750%, due 01/15/12	189,000
			438,175
		Media: 2.4%
200,000	S	Adelphia Communications Corp., 1.040%, due 06/15/11	191,000
400,000	C,S	Allbritton Communications Co., 7.750%, due 12/15/12	406,000
300,000	C,S,L	American Media Operations, Inc., 10.250%, due 05/01/09	291,375
130,000	#,C,S	Block Communications, Inc., 8.250%, due 12/15/15	130,325
400,000	C	CCH II, LLC, 10.250%, due 09/15/10	419,500
100,000	C	Charter Communications Holdings II, LLC, 10.250%, due 09/15/10	105,125
547,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	573,666
94,000	S	CSC Holdings, Inc., 7.625%, due 04/01/11	96,233
300,000	S	CSC Holdings, Inc., 7.625%, due 07/15/18	293,625
220,000	C,S	Dex Media East, LLC, 12.125%, due 11/15/12	242,825
225,000	C,S	Dex Media West, LLC, 9.875%, due 08/15/13	246,375
1,080,000	C,S	Dex Media, Inc., 8.000%, due 11/15/13	1,117,800
50,000	C	DirecTV Holdings, LLC, 6.375%, due 06/15/15	48,188
300,000	C	DirecTV Holdings, LLC, 8.375%, due 03/15/13	313,500
398,000	C	Echostar DBS Corp., 6.625%, due 10/01/14	389,045
125,000	C	Echostar DBS Corp., 7.000%, due 10/01/13	125,469
300,000	C	Echostar DBS Corp., 7.125%, due 02/01/16	301,500
407,000	C,L	Granite Broadcasting Corp., 9.750%, due 12/01/10	397,843
240,000	#,C	ION Media Networks, Inc., 11.624%, due 01/15/13	244,200
55,000	C,L	LIN Television Corp., 6.500%, due 05/15/13	52,663
395,000	C,L	Mediacom Broadband, LLC, 8.500%, due 10/15/15	401,913
300,000	C,L	Mediacom, LLC, 9.500%, due 01/15/13	310,500
850,000	C	Medianews Group, Inc., 6.875%, due 10/01/13	773,500
340,000	#,C,L	Nielsen Finance, LLC, 3.850%, due 08/01/16	235,875
590,000	#,C	Nielsen Finance, LLC, 10.000%,due 08/01/14	642,363

Principal Amount			Value
$400,000	C,L	Primedia, Inc., 8.875%, due 05/15/11	$410,000
775,000	C,S	Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	804,063
70,000	C,L	Sirius Satellite Radio, Inc., 9.625%, due 08/01/13	69,213
300,000	C	Vertis, Inc., 9.750%, due 04/01/09	310,500
100,000	C,L	Vertis, Inc., 10.875%, due 06/15/09	101,000
340,000	C,L	Xm Satellite Radio, Inc., 9.750%, due 05/01/14	341,700
			10,386,884
		Metal Fabricate/ Hardware: 0.1%
350,000	C	Trimas Corp., 9.875%, due 06/15/12	340,375
181,000	#,C	Wolverine Tube, Inc., 7.375%, due 08/01/08	143,895
			484,270
		Mining: 0.8%
2,505,000	@@	ALROSA Finance SA, 8.875%, due 11/17/14	2,907,120
330,000	@@,#,C,L	Novelis, Inc., 8.250%, due 02/15/15	320,925
			3,228,045
		Miscellaneous Manufacturing: 0.2%
90,000	@@,#,C,L	Bombardier, Inc., 8.000%, due 11/15/14	92,700
252,000	#,C,S	Covalence Specialty Materials Corp., 10.250%, due 03/01/16	231,840
200,000	C,S	Jacuzzi Brands, Inc., 9.625%, due 07/01/10	213,500
105,000	#,C	Nutro Products, Inc., 10.750%, due 04/15/14	115,238
75,000	#,C,L	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	78,375
115,000	#,C	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	120,750
			852,403
		Oil & Gas: 1.8%
50,000	C	Berry Petroleum Co., 8.250%, due 11/01/16	50,313
850,000	C,S	Chesapeake Energy Corp., 6.875%, due 01/15/16	861,688
35,000	C	Clayton Williams Energy, Inc., 7.750%, due 08/01/13	32,463
365,000	@@,C,S	Compton Petroleum Finance Corp., 7.625%, due 12/01/13	354,050
681,000	C, S	El Paso Production Holding Co., 7.750%, due 06/01/13	715,901
120,000	C	Forest Oil Corp., 8.000%, due 12/15/11	125,400

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Oil & Gas (continued)
$200,000	C	Frontier Oil Corp., 6.625%, due 10/01/11	$200,500
325,000	@@,#	Gaz Capital SA, 8.625%, due 04/28/34	418,438
600,000	C	Newfield Exploration Co., 6.625%, due 09/01/14	603,000
85,000	C	Pogo Producing Co., 7.875%, due 05/01/13	85,850
65,000	C	Premcor Refining Group, Inc., 9.500%, due 02/01/13	70,223
270,000	C	Quicksilver Resources, Inc., 7.125%, due 04/01/16	265,275
140,000	C,L	Range Resources Corp., 6.375%, due 03/15/15	137,200
350,000	C	Range Resources Corp., 7.500%, due 05/15/16	360,500
325,000	#	Sabine Pass LP, 7.250%, due 11/30/13	323,781
545,000	#	Sabine Pass LP, 7.500%, due 11/30/16	544,319
650,000	C,S	Stone Energy Corp., 6.750%, due 12/15/14	624,000
572,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	573,430
140,000	C	Tesoro Corp., 6.250%, due 11/01/12	140,000
340,000	C	Tesoro Corp., 6.625%, due 11/01/15	339,150
700,000	C	Whiting Petroleum Corp., 7.250%, due 05/01/12	705,250
			7,530,731
		Oil & Gas Services: 0.1%
85,000	C	Basic Energy Services, Inc., 7.125%, due 04/15/16	84,150
200,000	C,S	Hanover Compressor Co., 8.625%, due 12/15/10	210,000
			294,150
		Packaging & Containers: 0.9%
275,000	C	Ball Corp., 6.625%, due 03/15/18	274,313
145,000	#,C	Berry Plastics Holding Corp., 8.875%, due 09/15/14	147,900
145,000	#,C,L	Berry Plastics Holding Corp., 9.235%, due 09/15/14	147,538
250,000	C,L	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	260,625
500,000	C,L	Graham Packaging Co., Inc., 9.875%, due 10/15/14	507,500
500,000	C,L	Graphic Packaging International Corp., 8.500%, due 08/15/11	520,000
100,000	C,L	Graphic Packaging International Corp., 9.500%, due 08/15/13	106,000
124,000	C,L	Jefferson Smurfit Corp. US, 8.250%, due 10/01/12	121,520

Principal Amount			Value
$155,000	C	Owens Brockway Glass Container, Inc., 7.750%, due 05/15/11	$160,038
200,000	C	Owens Brockway Glass Container, Inc., 8.250%, due 05/15/13	207,750
72,000	C	Owens Brockway Glass Container, Inc., 8.750%, due 11/15/12	76,680
418,000	C	Owens Brockway Glass Container, Inc., 8.875%, due 02/15/09	429,495
375,000	C,L	Solo Cup Co., 8.500%, due 02/15/14	326,250
630,000	C	Stone Container Corp., 8.375%, due 07/01/12	620,550
55,000	#,C,L	Tekni-Plex, Inc., 10.875%, due 08/15/12	62,150
			3,968,309
		Pharmaceuticals: 0.1%
85,000	@@,#,C,L	Angiotech Pharmaceuticals, Inc., 7.750%, due 04/01/14	74,375
75,000	C	Omnicare, Inc., 6.750%, due 12/15/13	74,438
90,000	C,L	Omnicare, Inc., 6.875%, due 12/15/15	89,325
			238,138
		Pipelines: 0.8%
90,000	C	Atlas Pipeline Partners LP, 8.125%, due 12/15/15	92,925
50,000	C	Copano Energy, LLC, 8.125%, due 03/01/16	52,000
200,000	C	Dynegy Holdings, Inc., 6.875%, due 04/01/11	201,000
270,000	L	Dynegy Holdings, Inc., 8.375%, due 05/01/16	284,850
37,000	C	Dynegy Holdings, Inc., 8.750%, due 02/15/12	39,405
610,000	L	El Paso Corp., 7.625%, due 09/01/08	631,350
335,000	C,L	El Paso Corp., 7.875%, due 06/15/12	360,963
140	#,C	Kern River Funding Corp., 4.893%, due 04/30/18	136
35,000	C	Pacific Energy Partners LP, 6.250%, due 09/15/15	34,274
185,000	#,C	Targa Resources, Inc., 8.500%, due 11/01/13	187,313
583,000		Tennessee Gas Pipeline Co., 7.500%, due 04/01/17	639,048
120,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	121,800
400,000	C	Williams Cos., Inc., 7.125%, due 09/01/11	418,000
72,000	C	Williams Cos., Inc., 7.625%, due 07/15/19	77,400
331,000	C,L	Williams Cos., Inc., 8.750%, due 03/15/32	375,685
			3,516,149

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Real Estate Investment Trusts: 0.2%
$300,000		Felcor Lodging LP, 8.500%, due 06/01/11	$321,000
50,000	#,C	Host Hotels & Resorts LP, 6.875%, due 11/01/14	50,875
200,000	C,S	Host Marriott LP, 6.375%, due 03/15/15	198,250
200,000	C	Host Marriott LP, 6.750%, due 06/01/16	201,250
105,000	C	Ventas Realty LP, 6.750%, due 04/01/17	108,938
			880,313
		Retail: 0.7%
430,000	C,L	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	441,825
70,000	#,C	Buffets, Inc., 12.500%, due 11/01/14	70,875
200,000	C	Dominos, Inc., 8.250%, due 07/01/11	208,250
155,000	C,L	Inergy LP, 8.250%, due 03/01/16	163,525
600,000	@@,C,L	Jean Coutu Group, Inc., 8.500%, due 08/01/14	606,750
340,000	C,L	Linens 'n Things, Inc., 10.999%, due 01/15/14	331,500
355,000	C,L	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	389,169
180,000	C,L	Neiman-Marcus Group, Inc., 10.375%, due 10/15/15	201,150
300,000	C,L	Rite Aid Corp., 8.125%, due 05/01/10	307,875
200,000	C	Rite Aid Corp., 9.500%, due 02/15/11	210,250
			2,931,169
		Semiconductors: 0.5%
436,000	C	Advanced Micro Devices, Inc., 7.750%, due 11/01/12	453,440
500,000	C,S	Amkor Technology, Inc., 7.750%, due 05/15/13	461,875
90,000	#,C	Conexant Systems, Inc., 9.126%, due 11/15/10	91,800
270,000	#,C	Freescale Semiconductor, 8.875%, due 12/15/14	270,338
450,000	#,C	Freescale Semiconductor, 9.125%, due 12/15/14	449,438
360,000	#,C,L	Freescale Semiconductor, 10.125%, due 12/15/16	362,250
			2,089,141
		Sovereign: 0.3%
710,000	@@,C	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 8.400%, due 02/09/16	727,750
530,000	@@	Philippine Government International Bond, 9.500%, due 02/02/30	707,550
			1,435,300

Principal Amount			Value
		Storage/Warehousing: 0.0%
$25,000	#,C	Mobile Services Group, Inc., 9.750%, due 08/01/14	$26,250
			26,250
		Telecommunications: 3.0%
250,000	C	American Cellular Corp., 10.000%, due 08/01/11	265,625
1,000,000	C,S	American Tower Corp., 7.125%, due 10/15/12	1,032,500
536,000	C,S	Centennial Cellular Operating Co., 10.125%, due 06/15/13	580,220
800,000	C	Citizens Communications Co., 6.250%, due 01/15/13	789,000
175,000	#,C,L	Cricket Communications, Inc., 9.375%, due 11/01/14	185,500
50,000	C,L	Dobson Cellular Systems, 8.375%, due 11/01/11	52,938
300,000	C,L	Dobson Communications Corp., 8.875%, due 10/01/13	307,125
55,000	C	Dobson Communications Corp., 9.624%, due 10/15/12	56,375
45,000	@@,#,C	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	49,613
100,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.250%, due 01/15/13	102,000
255,000	@@,C,L	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	266,475
315,000	#,C	Level 3 Financing, Inc., 9.250%, due 11/01/14	322,875
840,000	S	Lucent Technologies, Inc., 6.450%, due 03/15/29	779,100
285,000	C	Nextel Communications, Inc., 6.875%, due 10/31/13	288,236
932,000	C	Nextel Communications, Inc., 7.375%, due 08/01/15	956,615
50,000	C	Nextel Partners, Inc., 8.125%, due 07/01/11	52,313
85,000	@@,#,C,L	Nordic Telephone Co. Holdings ApS, 8.875%, due 05/01/16	91,375
88,000	@@,#	Nortel Networks Ltd., 9.624%, due 07/15/11	93,170
80,000	@@,C	NTL Cable PLC, 9.125%, due 08/15/16	84,900
800,000	C	PanAmSat Corp., 9.000%, due 08/15/14	849,000
180,000	#,C	PanAmSat Corp., 9.000%, due 06/15/16	191,475
200,000	C,L	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	205,250
300,000	C,L	Qwest Capital Funding, Inc., 7.900%, due 08/15/10	313,875
175,000	C,L	Qwest Corp., 7.500%, due 10/01/14	186,375

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			Telecommunications (Continued)
	$850,000	C	Qwest Corp., 8.875%, due 03/15/12	$950,938
	568,000	@@,C	Rogers Wireless, Inc., 7.500%, due 03/15/15	619,120
	500,000	C,L	Rural Cellular Corp., 9.750%, due 01/15/10	516,250
	400,000	C	Rural Cellular Corp., 9.875%, due 02/01/10	427,500
PEN	1,194,600	@@,#	Telefonica del Peru SAA, 8.000%, due 04/11/16	412,035
	$480,000	C,L	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	515,400
	40,000	C,L	Valor Telecommunications Enterprises, LLC/Finance Corp., 7.750%, due 02/15/15	43,250
	310,000	#,C	West Corp., 9.500%, due 10/15/14	311,550
	135,000	#,C	West Corp., 11.000%, due 10/15/16	137,025
	130,000	#,C,L	Windstream Corp., 8.125%, due 08/01/13	141,375
	530,000	#,C	Windstream Corp., 8.625%, due 08/01/16	583,000
				12,759,373
			Textiles: 0.1%
	200,000	C,L	Collins & Aikman Floor Cover, 9.750%, due 02/15/10	205,500
	353,000	#,C	Invista, 9.250%, due 05/01/12	380,358
				585,858
			Transportation: 0.0%
	100,000	C	PHI, INC., 7.125%, due 04/15/13	97,250
				97,250
			Trucking & Leasing: 0.0%
	170,000	C	Greenbrier Cos., Inc., 8.375%, due 05/15/15	173,825
				173,825
Total Corporate Bonds/Notes (Cost $122,923,036)				124,210,340
U.S. GOVERNMENT AGENCY OBLIGATIONS: 20.2%
			Federal Home Loan Mortgage Corporation: 5.1%
	680,167	C,S,^	0.800%, due 07/15/25	23,935
	975,882	C,^	0.800%, due 07/15/35	27,059
	873,866	C,S,^	2.300%, due 03/15/29	58,033
	936,077	C,S,^	2.350%, due 03/15/29	64,577
	1,141,457	C	3.300%, due 11/15/26	1,104,780
	263,872	C	3.500%, due 09/15/25	257,289
	1,184,243	C,^	3.600%, due 08/15/29	117,189
	500,000	S	3.625%, due 02/15/07	499,146
	565,000	S	4.125%, due 07/12/10	551,041
	542,379	S	4.500%, due 02/01/18	524,527
	995,448		4.500%, due 05/01/19	960,773

Principal Amount			Value
$240,785	S	4.500%, due 02/01/20	$232,173
480,000	W	5.000%, due 01/15/35	463,200
145,000	L	5.000%, due 09/16/08	144,921
54,044		5.000%, due 01/01/20	53,117
379,655		5.000%, due 02/01/20	373,137
401,885	C	5.000%, due 04/15/24	400,128
678,766		5.000%, due 08/01/33	656,299
927,000	C	5.000%, due 02/15/35	867,375
214,196	C	5.133%, due 08/15/35	215,343
4,350,000	L	5.250%, due 07/18/11	4,406,472
290,392	S	5.500%, due 01/01/18	290,977
24,174	C,S	5.500%, due 03/15/22	24,148
482,511	S	5.500%, due 12/01/32	478,171
511,982	S	5.500%, due 12/01/34	507,021
115,345	C	5.730%, due 05/15/36	115,831
358,224	C	5.800%, due 02/15/29	362,161
561,915	C	5.850%, due 01/15/33	570,137
690,397	S	6.000%, due 04/01/17	700,458
1,072,159	S	6.000%, due 09/01/24	1,085,629
460,000	C	6.000%, due 05/15/31	463,092
290,602	S	6.000%, due 02/01/34	293,058
357,726	C	6.330%, due 02/15/32	366,479
140,837	C	6.350%, due 02/15/32	144,133
261,073	C	6.350%, due 03/15/32	267,968
79,235	S	6.500%, due 04/01/18	81,140
488,807		6.500%, due 04/01/21	500,656
144,633		6.500%, due 02/01/22	148,240
146,446		6.500%, due 09/01/22	150,098
251,663	C	6.500%, due 04/15/28	257,256
101,717	C,S	6.500%, due 06/15/31	103,982
334,679	C	6.500%, due 06/15/32	348,713
42,743	S	6.500%, due 08/01/32	43,759
144,231	S	6.500%, due 07/01/34	147,091
500,000	S	6.625%, due 09/15/09	521,071
455,501	C	6.750%, due 02/15/24	471,118
611,875	C	7.000%, due 09/15/26	637,737
103,255	C,S,^	7.000%, due 03/15/28	18,839
609,525	C,S,^	7.000%, due 04/15/28	111,558
526,653	C	7.500%, due 09/15/22	547,279
			21,758,314
		Federal National Mortgage Association: 14.2%
87,341		Principal only STRIP, due 09/01/33	63,829
3,306,507	^	0.700%, due 10/25/35	107,767
926,530	^	1.120%, due 08/25/36	42,331
515,378	S,^	1.350%, due 05/25/35	25,224
895,074	^	1.350%, due 10/25/35	48,997
176,399	S,^	1.400%, due 05/25/35	7,756
431,286	S,^	1.430%, due 08/25/25	25,090
1,750,428	^	1.850%, due 05/25/36	152,758
1,397,507	S,^	2.400%, due 07/25/31	118,824
726,968	^	2.400%, due 02/25/32	61,668
296,326	^	2.600%, due 07/25/32	25,491
542,398	S,^	2.750%, due 12/25/33	67,061
173,089	S,^	2.900%, due 02/25/33	18,178
425,397		3.000%, due 04/25/13	416,570
232,306		3.000%, due 06/25/22	228,341
150,140	C	3.500%, due 10/15/22	147,328
145,000	S	4.000%, due 02/28/07	144,745
160,980	C	4.000%, due 05/15/24	158,652
321,019		4.000%, due 03/25/25	315,333
1,594,616		4.500%, due 09/01/18	1,542,571

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$113,373	S	4.500%, due 03/01/19	$109,673
389,823	S	4.500%, due 02/01/20	376,637
628,094		4.500%, due 07/25/24	621,379
400,000	S	4.500%, due 08/25/25	369,312
865,863		4.583%, due 06/25/36	839,223
2,050,000	L	4.625%, due 01/15/08	2,038,377
1,005,000		4.750%, due 12/15/10	999,466
193,554		4.950%, due 03/25/36	192,231
2,110,000	W	5.000%, due 01/12/36	2,037,469
1,600,000	L	5.000%, due 10/15/11	1,605,234
471,368		5.000%, due 12/01/17	465,006
274,271		5.000%, due 02/01/18	270,321
1,064,139		5.000%, due 03/01/18	1,048,813
903,762		5.000%, due 04/01/18	890,745
270,732		5.000%, due 06/01/18	266,832
294,911		5.000%, due 07/01/18	290,931
393,780	S	5.000%, due 11/01/18	388,108
626,859	S	5.000%, due 08/01/19	617,128
1,281,000	W	5.000%, due 01/15/20	1,259,383
204,244		5.000%, due 12/01/32	197,703
907,603		5.000%, due 06/01/33	878,235
270,666		5.000%, due 07/01/33	261,908
500,231		5.000%, due 08/01/33	484,044
87,341	^	5.000%, due 09/01/33	21,064
2,078,505		5.000%, due 11/01/33	2,011,248
230,131	S	5.000%, due 04/01/34	222,684
518,000	S	5.060%, due 01/31/07	515,834
1,325,000	W	5.500%, due 01/12/36	1,309,680
391,663	S	5.500%, due 09/01/19	392,067
143,000	W	5.500%, due 01/15/20	143,000
698,000	S	5.500%, due 03/25/23	681,992
992,000	S	5.500%, due 04/25/23	970,508
464,781	S	5.500%, due 09/01/24	462,451
160,000		5.500%, due 11/25/25	154,144
500,000		5.500%, due 12/25/26	501,258
645,791		5.500%, due 08/25/27	646,674
673,944	S	5.500%, due 02/01/33	667,423
198,696	S	5.500%, due 03/01/33	196,733
1,807,247	^	5.500%, due 06/25/33	370,096
1,861,210	S	5.500%, due 07/01/33	1,842,819
274,854	S	5.500%, due 11/01/33	272,138
159,060	S	5.500%, due 12/01/33	157,488
917,780	^	5.500%, due 12/01/33	212,065
326,984	S	5.500%, due 02/01/34	323,581
56,323		5.750%, due 11/25/33	56,683
1,683,915		5.850%, due 12/25/31	1,704,064
1,678,000	S	6.000%, due 05/15/11	1,748,862
263,282		6.000%, due 03/25/17	266,864
4,553,000	W	6.000%, due 01/15/19	4,617,024
610,000		6.000%, due 04/25/23	615,369
803,962		6.000%, due 07/01/24	813,545
113,359		6.000%, due 09/01/24	114,711
500,346		6.000%, due 12/01/28	506,203
961,162		6.000%, due 11/01/29	973,379
310,236		6.000%, due 01/25/32	313,944
1,068,293	S	6.000%, due 09/01/32	1,078,375
229,670	S	6.000%, due 11/01/32	231,992
508,089	^	6.000%, due 02/01/33	106,763
824,950		6.000%, due 04/01/33	832,163
1,459,109	^	6.000%, due 10/01/33	331,558
197,332	^	6.000%, due 12/01/33	44,749
911,986	^	6.000%, due 08/01/35	192,698
346,404	^	6.000%, due 09/01/35	73,831
280,000		6.350%, due 12/25/31	286,041

Principal Amount			Value
$144,471	C	6.350%, due 02/15/32	$148,439
200,032		6.350%, due 04/25/32	205,627
837,078		6.350%, due 09/25/32	856,617
418,550		6.350%, due 12/25/32	431,231
3,963,000	W	6.500%, due 01/15/35	4,038,543
614,097		6.500%, due 06/01/17	629,290
401,835		6.500%, due 10/25/28	413,166
318,174		6.500%, due 11/01/28	326,679
162,578	S	6.500%, due 12/01/28	166,924
152,879		6.500%, due 04/25/29	157,287
877,773		6.500%, due 12/01/29	901,493
474,681		6.500%, due 09/25/30	487,822
274,161		6.500%, due 04/01/31	281,489
273,928	S	6.500%, due 10/25/31	279,954
134,162		6.500%, due 01/25/32	138,013
319,159		6.500%, due 04/25/32	326,591
43,889	S	7.000%, due 09/01/14	45,175
149,629	S	7.000%, due 11/01/17	154,037
243,482	S,^	7.000%, due 02/01/28	54,491
330,185	^	7.000%, due 03/25/33	73,855
379,617		7.000%, due 04/01/33	392,183
266,860	^	7.000%, due 04/25/33	59,024
747,817		7.000%, due 04/01/34	772,220
1,140,000		7.250%, due 01/15/10	1,213,666
332,264	^	7.500%, due 01/01/24	78,349
180,805		7.500%, due 09/01/32	188,757
440,122		7.500%, due 01/01/33	459,603
			60,490,962
		Government National Mortgage Association: 0.6%
525,638		5.000%, due 04/15/34	511,716
368,957		5.500%, due 04/15/33	367,725
80,834		5.500%, due 07/15/33	80,564
168,492		5.500%, due 04/15/34	167,840
411,354		6.000%, due 10/20/34	416,436
573,869	C	6.500%, due 12/16/31	592,499
153,790		6.500%, due 02/20/35	157,266
296,054	C	8.000%, due 01/16/30	311,881
			2,605,927
		Other U.S. Government Agencies: 0.3%
2,233,000	S,Æ	Resolution Funding Corp. Discount STRIP 7.190%, due 01/15/21	1,102,894
			1,102,894
Total U.S. Government Agency Obligations (Cost $86,418,355)			85,958,097
U.S. TREASURY OBLIGATIONS: 1.1%
		U.S. Treasury Bonds: 0.3%
55,000	L	4.500%, due 02/15/36	52,319
310,000	L	5.375%, due 02/15/31	332,160
730,000	L	6.250%, due 05/15/30	869,841
			1,254,320
		Treasury Inflation Protected Securities: 0.5%
2,235,000	L	2.500%, due 07/15/16	2,250,947
			2,250,947

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			U.S. Treasury Notes: 0.3%
$1,000,000	L		4.250%, due 11/30/07	$993,438
				993,438
Total U.S. Treasury Obligations (Cost $4,555,217)				4,498,705
ASSET-BACKED SECURITIES: 1.7%
			Automobile Asset-Backed Securities: 0.3%
40,000	#,C		AESOP Funding II, LLC, 5.410%, due 04/20/09	40,040
240,000	C		BMW Vehicle Owner Trust, 5.300%, due 05/26/09	239,887
410,000	C		Daimler Chrysler Auto Trust, 5.250%, due 05/08/09	409,616
48,937	C		Ford Credit Auto Owner Trust, 3.480%, due 11/15/08	48,662
58,647	C		Ford Credit Auto Owner Trust, 4.240%, due 03/15/08	58,628
115,487	C		GS Auto Loan Trust, 4.320%, due 05/15/08	115,470
112,324	C		Nissan Auto Receivables Owner Trust, 4.140%, due 01/15/08	112,271
150,000	@@,#,C		Taganka Car Loan Finance PLC, 8.650%, due 11/14/13	150,000
				1,174,574
			Home Equity Asset-Backed Securities: 0.5%
140,000	+,	C,S	ACE Securities Corp., 5.530%, (step rate 5.680%), due 11/25/35	140,137
480,000	+,	C,L	Argent Securities, Inc., 5.830%, (step rate 6.280%), due 05/25/34	481,713
245,410	+,	C,S	Centex Home Equity, 4.140%, (step rate 4.640%), due 03/25/28	243,830
63,792	+,	C	Centex Home Equity, 5.040%, (step rate 5.540%), due 10/25/35	63,573
250,000	C		Centex Home Equity, 5.450%, due 06/25/36	250,193
90,000	C		HFC Home Equity Loan Asset-Backed Certificates, 5.460%, due 03/20/36	90,000
130,212	C		HFC Home Equity Loan Asset-Backed Certificates, 5.610%, due 01/20/35	130,423
310,000	C		MASTR Asset-Backed Securities Trust, 5.420%, due 08/25/36	309,903
330,000	C		Option One Mortgage Loan Trust, 5.450%, due 07/25/36	330,000
240,000	C		Residential Asset Securities Corp., 5.420%, due 09/25/36	239,963
				2,279,735

Principal Amount			Value
		Other Asset-Backed Securities: 0.9%
$155,974	C,S	Ameriquest Mortgage Securities, Inc., 5.410%, due 04/25/36	$156,086
130,000	C	Ameriquest Mortgage Securities, Inc., 5.420%, due 10/25/36	129,959
200,000	C	Argent Securities, Inc., 5.450%, due 06/25/36	200,153
136,073	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 5.630%, due 02/25/33	136,279
140,000	C	Citigroup Mortgage Loan Trust, Inc., 5.450%, due 10/25/36	140,089
60,000	C,S	Countrywide Asset-Backed Certificates, 5.363%, due 05/25/36	59,785
100,000	C	Countrywide Asset-Backed Certificates, 5.382%, due 05/25/36	99,669
230,000		Countrywide Asset-Backed Certificates, 5.470%, due 01/00/00	230,000
114,372	C	Countrywide Asset-Backed Certificates, 5.510%, due 02/25/36	114,460
108,874	C	Countrywide Asset-Backed Certificates, 5.550%, due 05/25/36	108,997
101,075	C	First Franklin Mortgage Loan Asset-Backed Certificates, 5.400%, due 04/25/36	101,145
190,000	C	First Franklin Mortgage Loan Asset-Backed Certificates, 5.410%, due 07/25/36	190,121
100,000	C	First Franklin Mortgage Loan Asset-Backed Certificates, 5.430%, due 06/25/36	100,000
410,000	C,S	First Franklin Mortgage Loan Asset-Backed Certificates, 5.560%, (step rate 5.680%), due 11/25/35	410,406
153,367	+, C	Lehman XS Trust, 5.180%, due 08/25/35	153,032
83,590	C	Merrill Lynch Mortgage Investors, Inc., 5.530%, due 04/25/36	83,652
120,000	C	Morgan Stanley Capital I, 5.610%, due 07/25/35	120,231
9,300	C	Popular Mortgage Pass- Through Trust, 3.914%, due 05/25/35	9,268
40,000	C	Popular Mortgage Pass- Through Trust, 4.415%, due 04/25/35	39,623
100,000	C	Popular Mortgage Pass- Through Trust, 5.680%, due 01/25/36	99,729

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			Other Asset-Backed Securities (continued)
$137,163	C		Residential Asset Mortgage Products, Inc., 4.450%, due 07/25/28	$136,207
102,446	C		Residential Asset Mortgage Products, Inc., 5.430%, due 07/25/36	102,519
210,000	@@,#		STRT 2006-3A F, 5.353%, due 06/07/11	210,000
98,816	C		Structured Asset Investment Loan Trust, 5.410%, due 04/25/36	98,884
7,734	+,	C	Structured Asset Securities Corp., 4.510%, (step rate 5.010%), due 08/25/33	7,686
142,945	+,	C	Structured Asset Securities Corp., 5.180%, (step rate 5.680%), due 03/25/35	142,597
190,000	C		Wells Fargo Home Equity Trust, 5.590%, due 07/25/36	190,121
				3,570,698
Total Asset-Backed Securities (Cost $7,028,282)				7,025,007
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.4%
290,000	C		Banc of America Commercial Mortgage, Inc., 4.501%, due 07/10/43	283,427
400,000	C		Banc of America Commercial Mortgage, Inc., 5.317%, due 09/10/47	401,304
17,421	C		Banc of America Mortgage Securities, 4.975%, due 06/25/35	17,392
163,468	C		Chaseflex Trust, 5.607%, due 09/25/36	163,639
70,000	+,	C	Citigroup Mortgage Loan Trust, Inc., 5.536%, (step rate 6.036%), due 03/25/36	69,789
416,514	C		Countrywide Alternative Loan Trust, 6.500%, due 08/25/32	421,069
328,108	C		Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 5.961%, due 06/25/36	327,510
398,639	C		Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.005%, due 10/25/36	398,640
95,097	C		Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.360%, due 07/25/36	95,123
170,000	C		GE Capital Commercial Mortgage Corp., 4.853%, due 07/10/45	168,099

Principal Amount			Value
$233,000	C	GMAC Commercial Mortgage Securities, Inc., 7.090%, due 05/15/30	$244,603
80,000	C	Greenwich Capital Commercial Funding Corp., 4.305%, due 08/10/42	77,931
408,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	406,804
390,000	C	GS Mortgage Securities Corp. II, 5.479%, due 11/10/39	393,720
70,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.575%, due 07/15/42	68,581
240,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.790%, due 10/15/42	236,509
200,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	198,197
118,121	+, C	MASTR Alternative Loans Trust, 4.700%, (step rate 5.200%), due 08/25/34	117,185
43,957	C	MASTR Alternative Loans Trust, 6.000%, due 07/25/34	43,764
137,706	C	Residential Accredit Loans, Inc., 5.750%, due 01/25/33	137,099
385,085	C	Residential Accredit Loans, Inc., 6.000%, due 05/25/36	384,394
460,882	C	Residential Accredit Loans, Inc., 6.000%, due 09/25/36	459,306
404,960	C	Residential Asset Securitization Trust, 6.000%, due 09/25/36	403,902
150,000	C	Wachovia Bank Commercial Mortgage Trust, 4.782%, due 03/15/42	148,038
296,000		Wachovia Bank Commercial Mortgage Trust, 5.275%, due 11/15/48	296,099
70,834	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 4.673%, due 05/25/35	70,687
117,847	C	Washington Mutual, Inc., 5.600%, due 07/25/45	118,153
			6,150,964
Total Collateralized Mortgage Obligations (Cost $6,183,586)			6,150,964

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
OTHER BONDS: 22.0%
			Foreign Government Bonds: 21.1%
ARS	7,983,000	@@,I	Argentina Bonos, 0.000%, due 09/30/14	$2,874,094
ARS	1,003,200	@@,I	Argentina Government International Bond, 2.000%, due 02/04/18	529,018
	$1,281,000	@@,X	Argentina Government International Bond, 5.590%, due 08/03/12	1,209,056
EUR	515,000	@@	Belgium Government International Bond, 5.000%, due 03/28/35	775,871
	565,000	@@	Brazil Government International Bond, 10.500%, due 07/14/14	716,138
	$3,815,000	@@,X	Brazil Government International Bond, 8.000%, due 01/15/18	4,243,043
	2,235,000	@@	Brazil Government International Bond, 8.875%, due 10/14/19	2,732,288
EUR	2,005,000	@@	Bundesrepublik Deutschland, 4.000%, due 01/04/37	2,611,087
CAD	3,450,000	@@,L	Canadian Government International Bond, 4.000%, due 09/01/10	2,960,169
	$80,000	@@	Colombia Government International Bond, 10.750%, due 01/15/13	99,400
COP	435,000,000	@@	Colombia Government International Bond, 11.750%, due 03/01/10	209,785
	$303,000	@@	Costa Rica Government International Bond, 9.995%, due 08/01/20	398,445
DKK	1,200,000	@@	Denmark Government International Bond, 4.000%, due 08/15/08	212,561
DKK	1,135,000	@@	Denmark Government International Bond, 4.000%, due 11/15/10	201,370
DKK	835,000	@@	Denmark Government International Bond, 4.000%, due 11/15/15	148,745
DKK	305,000	@@	Denmark Government International Bond, 7.000%, due 11/10/24	74,006
	$362,290	@@,#	Dominican Republic International Bond, 9.500%, due 09/27/11	391,092
	440,000	@@,#	El Salvador Government International Bond, 7.650%, due 06/15/35	500,500
	1,195,000	@@	Federal Republic Of Brazil, 8.750%, due 02/04/25	1,477,618
EUR	2,025,000	@@	France Government International Bond OAT, 3.250%, due 04/25/16	2,521,789
EUR	1,410,000	@@	France Government International Bond OAT, 4.000%, due 04/25/55	1,836,955

Principal Amount				Value
EUR	1,130,000	@@	French Discount T-Bill, 3.690%, due 05/10/07	$1,472,513
EUR	3,400,000	@@	German Treasury Bill, 3.500%, due 03/14/07	4,456,870
EUR	1,185,000	@@	Hellenic Republic Government International Bond, 4.600%, due 05/20/13	1,606,976
	$930,000	@@,#	Indonesia Government International Bond, 6.750%, due 03/10/14	975,338
	50,000	@@,#	Indonesia Government International Bond, 7.250%, due 04/20/15	54,125
	480,000	@@,#,L	Indonesia Government International Bond, 8.500%, due 10/12/35	596,400
ILS	7,770,000	@@,X	Israel Government International Bond, 7.500%, due 03/31/14	2,154,862
EUR	1,960,000	@@	Italy Certificati di Credito del Tesoro, 4.000%, due 07/01/09	2,600,483
JPY	129,000,000	@@	Japan Government Ten Year Bond, 1.500%, due 03/20/15	1,078,187
JPY	278,834,000	@@	Japanese Government CPI Linked Bond, 0.800%, due 03/10/16	2,270,363
MYR	2,280,000	@@	Malaysian Government, 4.720%, due 09/30/15	692,569
MXN	8,010,000	@@	Mexico Government International Bond, 10.000%, due 11/20/36	963,157
	$320,000	@@,L	Mexico Government International Bond, 7.500%, due 01/14/12	351,520
NGN	50,900,000	@@	Nigeria Treasury Bond, 11.990%, due 12/22/13	396,965
NGN	17,400,000	@@	Nigeria Treasury Bond, 12.740%, due 10/27/13	141,537
NGN	31,000,000	@@	Nigeria Treasury Bond, 12.990%, due 09/29/11	255,269
	$1,340,000	@@	Oriental Republic of Uruguay, 7.625%, due 03/21/36	1,480,700
	1,914,000	@@	Panama Government International Bond, 7.250%, due 03/15/15	2,081,475
	450,000	@@	Panama Government International Bond, 9.375%, due 04/01/29	603,000
PEN	2,310,000	@@	Peru Bono Soberano, 8.600%, due 08/12/17	861,157
PEN	270,000	@@	Peru Government International Bond, 12.250%, due 08/10/11	106,077
	$196,840	@@,C	Peru Government International Bond, 5.000%, due 03/07/17	196,348
PEN	5,800,000	@@	Peru Government International Bond, 7.840%, due 08/12/20	2,086,141

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
PEN	575,000	@@	Peru Government International Bond, 8.200%, due 08/12/26	$214,190
	$423,000	@@,L	Peru Government International Bond, 9.875%, due 02/06/15	536,364
PEN	3,335,000	@@	Peru Government International Bond, 9.910%, due 05/05/15	1,309,994
	$1,225,000	@@	Philippine Government International Bond, 7.750%, due 01/14/31	1,396,500
	745,000	@@,L	Philippine Government International Bond, 9.000%, due 02/15/13	864,200
PLN	2,050,000	@@	Poland Government International Bond, 4.070%, due 08/12/07	689,049
PLN	2,130,000	@@	Poland Government International Bond, 4.250%, due 05/24/11	713,344
PLN	2,650,000	@@	Poland Government International Bond, 5.000%, due 10/24/13	907,786
PLN	635,000	@@	Poland Government International Bond, 5.750%, due 09/23/22	228,929
	5,273,000	@@	Republic Of Argentina, 7.000%, due 03/28/11	5,325,730
	265,000	@@,X	Republic Of Argentina, 7.000%, due 09/12/13	260,813
	1,030,000	@@	Republic Of Brazil, 6.000%, due 01/17/17	1,017,125
COP	4,836,000,000	@@	Republic Of Colombia, 12.000%, due 10/22/15	2,561,341
	$1,280,000	@@,L	Republic of Colombia, 7.375%, due 09/18/37	1,377,280
	1,795,000	@@,S,L	Republic of Colombia, 8.125%, due 05/21/24	2,082,200
	1,920,000	@@	Republic of Turkey, 7.000%, due 09/26/16	1,957,114
UYU	11,880,000	@@	Republica Orient Uruguay, 5.000%, due 09/14/18	536,459
	$220,000	@@	Russian Ministry of Finance, 3.000%, due 05/14/11	199,030
EUR	785,000	@@	Spain Government International Bond, 3.800%, due 01/31/17	1,019,075
EUR	1,565,000	@@	Spain Letras Del Tesoro, 3.820%, due 10/19/07	2,004,886
EUR	1,395,000	@@	TREASURY CERTIFICATES, 3.640%, due 05/10/07	1,818,184
	160,000	@@	Turkey Government International Bond, 11.000%, due 01/14/13	196,800
	$240,000	@@	Turkey Government International Bond, 7.250%, due 03/15/15	249,300
	740,000	@@	Turkey Government International Bond, 9.500%, due 01/15/14	865,800

Principal Amount				Value
	$378,000	@@,L	Ukraine Government International Bond, 7.650%, due 06/11/13	$407,824
GBP	740,000	@@	United Kingdom Gilt, 4.000%, due 03/07/09	1,414,695
GBP	725,000	@@	United Kingdom Gilt, 5.000%, due 03/07/08	1,416,764
GBP	940,000	@@	United Kingdom Gilt, 6.000%, due 12/07/28	2,249,726
	$1,335,000	@@	Uruguay Government International Bond, 8.000%, due 11/18/22	1,521,900
				89,547,464
			Regional (state/ province): 0.9%
MYR	1,920,000	@@	Johor Corp., 1.000%, due 07/31/12	564,818
AUD	3,930,000	@@	New South Wales Treasury Corp., 8.000%, due 03/01/08	3,156,843
	$375,000	@@,#	Provincia DEL Neuquen Titulo Provincial, 8.656%, due 10/18/14	389,063
				4,110,724
Total Other Bonds (Cost $89,144,562)				93,658,188
OTHER STRUCTURED PRODUCTS 16.1%
EUR	250,000	#	Aiolos Ltd. Floating Rate Catastrophe Linked Nts (3-month EUR-EURIBOR +4.75%), 04/08/09	326,810
	$400,000		Atlantic & Western Re Ltd. Series B Floating Rate Catastrophe Linked Nts. (3-month USD-LIBOR +10%), 11/15/10	389,896
RUB	200,000,000		Barclays Bank PLC - RUB Currency Linked Nts., 5.16%*, 08/18/08	6,960,552
	$250,000	#	Calabash Re Ltd. Class A-1 Floating Rate Catastrophe Linked Nts., (3-month USD-LIBOR), 06/01/09	253,400
	250,000	#	Cascadia Ltd.Floating Rate Catastrophe Linked Nts (3-month USD-LIBOR +3.125%), 06/13/08	246,713
	250,000	#	Cat-Mex Ltd. Class A Floating Rate Catastrophe Linked Nts (3-month USD-LIBOR +2.35%), 5/19/09	250,348
	300,000		Champlain Ltd. Class A Floating Rate Catastrophe Linked Nts. (3-month US-LIBOR +12.75%), 01/07/09	300,615
ARS	170,000		Citigroup Funding Inc. - Argentina Unsecured Inflation Indexed Currency and Credit Linked Nts., Ref Amt x 1.477 Ref Fact x Change in CER Inflation Index x 4%, 05/22/08	152,520

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
COP	410,000,000		Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 11%, 07/27/20	$218,509
DOP	14,100,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts. (linked to Dominican Treasury Bills), 11.648%[z], 09/24/07	387,609
DOP	8,200,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts.(linked to Dominican Treasury Bills), 14.608%[z], 05/14/07	235,846
DOP	10,940,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts.(linked to Dominican Treasury Bills), 15.638%[z], 04/30/07	315,935
DOP	23,990,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts.(linked to Dominican Treasury Bills), 15.736%[z], 04/30/07	692,805
DOP	3,500,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts., 10.105%[z], 07/02/07	99,360
DOP	7,200,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts., 16.15%[z], 03/12/07	210,914
DOP	8,200,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts., 16.953%, 03/12/07	254,066
DOP	5,800,000		Citigroup Funding Inc. - Dominican Republic Local Market Unsecured Credit Linked Nts., 22%, 10/03/11	200,762
EGP	1,300,000		Citigroup Funding Inc. - Egypt Currency Indexed Unsecured Credit Linked Nts (linked to Egyptian Treasury Bills), 9.0625%, 02/16/08	227,359
EGP	1,750,000	I	Citigroup Funding Inc. - Egypt Unsecured Credit Linked Nts (linked to Egyptian Treasury Bills), 8.7%[z], 07/12/07	291,169
EGP	6,000,000	I	Citigroup Funding Inc. - Egypt Unsecured Credit Linked Nts (linked to Egyptian Treasury Bills), 9.079%[z], 03/22/07	1,028,045

Principal Amount				Value
EGP	1,670,000	I	Citigroup Funding Inc. - Egypt Unsecured Credit Linked Nts. (linked to Egyptian Treasury Bills), 8.775%[z], 02/22/07	$288,394
NGN	48,780,000		Citigroup Funding Inc. - Nigeria Unsecured Credit Linked Nts (linked to Nigerian Treasury Bonds), 12.474%[z], 07/22/07	357,556
NGN	96,000,000		Citigroup Funding Inc. - Nigeria Unsecured Credit Linked Nts (linked to Nigerian Treasury Bonds), 14.5%, 03/01/11	804,574
NGN	69,000,000		Citigroup Funding Inc. - Nigeria Unsecured Credit Linked Nts. (linked to Nigerian Treasury Bonds), 14.5%, 04/04/11	579,054
RUB	11,000,000		Citigroup Funding Inc. - Russia Local Market Unsecured Credit Linked Nts., 7.48%, 12/04/08	420,965
ZMK	900,000,000		Citigroup Funding Inc. - Zambia Currency Indexed Unsecured Credit Linked Nts (linked to Zambian Treasury Bills), 10.684%[z], 02/21/07	200,669
ZMK	370,000,000		Citigroup Funding Inc. - Zambia Currency Indexed Unsecured Credit Linked Nts (linked to Zambian Treasury Bills), 10.745%[z], 02/21/07	82,497
DOP	2,616,000		Citigroup Funding Inc.- Dominican Republic Local Market Unsecured Credit Linked Nts., 15.603%[z], 04/23/07	76,483
UAH	300,000		Citigroup Funding Inc.- Ukraine Currency Indexed Unsecured Credit Linked Nts., 11.94%, 01/02/10	63,809
TRY	1,470,000		Credit Suisse First Boston, Nassau - Turkey Series EMG 056 Credit Linked Nts. (linked to Turkish Treasury Bills), 20.853%[z], 07/16/08	770,061
TRY	430,000		Credit Suisse First Boston, Nassau - Turkey Series EMG 059 Credit Linked Nts. (linked to Turkish Treasury Bills), 21.41%[z], 07/16/08	225,256
UAH	4,600,000		Credit Suisse First Boston, Nassau - Ukraine Government Bonds Credit Linked Nts., Series EMG 27, 11.94%, 12/30/09	1,014,094

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
UAH	400,000		Credit Suisse First Boston, Nassau - Ukraine Series EMG 13 Credit Linked Nts., 11.94%, 12/30/09	$88,182
UAH	1,440,000		Credit Suisse First Boston, Nassau - Ukraine Series NPC 12 Credit Linked Nts., 11.94%, 12/30/09	317,456
IDR	3,700,000,000		Credit Suisse International - Indonesia Total Return Linked Nts., 12%, 09/16/11	449,636
RUB	10,610,000		Credit Suisse International - Russian Railways Total Return Linked Bonds, 6.67%, 01/22/09	403,434
	$85,000		Deutsche Bank AG- Peru Floating Rate Credit Linked Nts. (6-month USD-LIBOR +1.28%), 02/20/11	88,753
ARS	1,090,000		Deutsche Bank AG, London - Argentina Total Return Credit Linked Nts., 4%, 12/21/11	931,852
MXN	3,899,168		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.09%, 01/05/11	361,385
MXN	2,547,341		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.52%, 01/05/11	236,684
MXN	2,540,430		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.65%, 01/05/11	236,335
BRL	595,000		Deutsche Bank AG, London - Brazil IPCA Total Return Linked Nts., 6%, 08/18/10	423,045
COP	457,000,000		Deutsche Bank AG, London - Colombia Total Return Linked Nts., 13.5%, 09/16/14	253,540
EGP	2,560,000	I	Deutsche Bank AG, London - Egypt Total Return Linked Nts., 10.029%[z], 09/12/07	417,130
RUB	10,900,000		Deutsche Bank AG, London - Federalnaya Setevaya Kompaniya Edinoy Energe Total Return Linked Nts., 7.1%, 12/16/08	415,807

Principal Amount			Value
	$549,961	Deutsche Bank AG, London - Grupo TMM SA, Multiple Reference Entities, Credit Linked Nts., 6%, 09/07/12	$554,122
KZT	74,290,000	Deutsche Bank AG, London - JSC Halyk Bank of Kazakhstan Total Return Linked Nts., 7.25%, 03/24/09	612,424
RUB	490,000	Deutsche Bank AG, London - Moscow Region Total Return Linked Nts., 9%, 04/21/11	20,349
NGN	19,500,000	Deutsche Bank AG, London - Nigeria Total Return Credit Linked Nts., 12.5%, 02/27/09	162,116
NGN	26,000,000	Deutsche Bank AG, London - Nigeria Total Return Credit Linked Nts., 15%, 01/30/09	229,196
EUR	1,750,000	Deutsche Bank AG, London - Piazza Vittoria Finance Floating Rate Total Return Linked Nts. (3-month EUR - EURIBOR +.7%) 07/30/10	2,317,702
RUB	12,430,000	Deutsche Bank AG, London - Rosselkhozbank Total Return Linked Notes, 6.926%[z], 02/22/08	436,201
RUB	16,580,000	Deutsche Bank AG, London - Sberbank Total Return Linked Nts., 6.588%[z], 02/27/08	582,241
RUB	12,430,000	Deutsche Bank AG, London - Sberbank Total Return Linked Nts., 6.593%[z], 02/20/08	437,052
TRY	4,800,000	Deutsche Bank AG, London - Turkey Total Return Linked Nts., 15.672%[z], 01/26/07	3,355,005
UAH	900,000	Deutsche Bank AG, London - Ukraine Credit Linked Total Return Linked Nts., 5.592%, 05/18/07	180,009
UAH	900,000	Deutsche Bank AG, London - Ukraine Credit Linked Total Return Linked Nts., 5.592%, 05/18/07	180,009
	$420,000	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts (6-month USD-LIBOR +3.4%), 08/25/10	437,396
	420,000	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts (6-month USD-LIBOR +3.5%), 02/25/11	437,048

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
	$420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts (6-month USD-LIBOR +3.6%), 08/25/11	$436,972
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts (6-month USD-LIBOR +3.68%), 02/27/12	436,435
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts (6-month USD-LIBOR +3.75%), 08/28/12	435,305
MXN	853,053		Deutsche Bank AG, London - United Mexican States Total Return Linked Nts., 6.1%, 09/27/35	310,954
EUR	2,100,000		Deutsche Bank AG, London Piazza Vittoria Finance Floating Rate Total Return Linked Nts (3-month EUR-EURIBOR +.7%), 07/30/10	2,749,363
	$157,867		Deutsche Bank AG, Singapore - Indonesia Credit Linked Nts., 14.25%, 06/22/13	189,677
	1,189,440	#	Dow Jones CDX Index High Yield Series 4-T1, 8.25%, 06/29/10	1,237,018
	2,055,000	#	Dow Jones CDX Index High Yield Series 7-T1, 8.375%, 12/29/11	2,111,513
RUB	7,890,000		Dresdner Bank AG, London - Lukoil Credit Linked Nts., 7.04%, 12/12/11	300,114
	$505,000		Emblem Finance Co. Limited - Swaziland Floating Rate Credit Linked Nts (3-month USD-LIBOR +4%), 06/20/10	501,314
	310,000	#	Eurus Ltd. Floating Rate Catastrophe Linked Nts. (3-month USD LIBOR +6.25%), 04/08/09	310,682
	360,000	#	Fhu-Jin Ltd. Class B Floating Rate Catastrophe Linked Nts. (3-month USD-LIBOR +3.9%), 08/10/11	363,186
	250,000	#	Foundation Re II Ltd. Series 2006-I, Class G Floating Rate Catastrophe Linked Nts (3-month USD-LIBOR +9.8%), 01/08/09	249,388
	250,000	#	Foundation Re Ltd. Class A Floating Rate Catastrophe Linked Nts., (3-month USD-LIBOR +4.10%), 11/24/08	235,795

Principal Amount				Value
RUB	19,300,000		Goldman Sachs Capital Markets LP - OJSC Russian Agricultural Bank, 8%, 05/13/09	$743,751
RUB	10,900,000		Goldman Sachs Capital Markets, LP - OJSC Russian Agricultural Bank Credit Linked Nts., 7.25%, 12/23/09	414,047
BRL	679,800		J.P. Morgan (Jersey) Limited - Brazil Credit Linked Nts., 12.08%*, 01/02/15	123,929
BRL	2,430,000		J.P. Morgan (Jersey) Limited - Brazil Credit Linked Nts., 12.683%*, 06/01/13	529,868
BRL	1,480,000		J.P. Morgan (Jersey) Limited - Brazil Credit Linked Nts., 13.553%*, 01/02/15	269,808
BRL	15,272,000		JPMorgan Chase Bank, N.A, London. - Brazil Unsecured Credit Linked Nts., 12.184%*, 01/02/15	2,784,129
COP	6,500,000,000		JPMorgan Chase Bank, N.A. - COP and Colombia Credit Linked Nts., 10.19%*, 01/05/16	1,178,624
COP	2,663,000,000	#	JPMorgan Chase Bank, N.A. - COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	422,321
COP	2,674,000,000	#	JPMorgan Chase Bank, N.A. - COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	424,065
ARS	1,565,000		JPMorgan Chase Bank, N.A. - Inflation Linked ARS and Brazil Credit Linked Nts., 2.731%*, 11/30/12	424,813
PEN	1,360,000		JPMorgan Chase Bank, N.A. - PEN and Peru Credit Linked Nts., 8.115%*, 09/02/15	233,689
BRL	1,665,000	#	JPMorgan Chase Bank, N.A., London - Brazil NTN-B Credit Linked Nts., 6%, 05/16/45	1,057,674
COP	4,650,000,000		JPMorgan Chase Bank, N.A., London - Colombian Peso and Colombia Credit Linked Nts., 11.198%*, 08/03/20	577,115
	$500,000	#	Lakeside RE Ltd., Floating Rate Catastrophe Linked Nts., (3-month USD-LIBOR +6.5%, 12/31/09	501,425
COP	392,000,000		LatAm Walker Cayman Trust Series 2006-102 - COP and Colombia Credit Linked Nts., 10.00%, 11/17/16	175,117

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
RON	98,000		Lehman Brothers Special Financing - Romania Total Return Linked Nts. (Linked to Romanian Treasury Bills), 7.75%, 04/21/08	$38,147
RON	470,000		Lehman Brothers Special Financing - Romania Total Return Linked Nts. (Linked to Romanian Treasury Bills), 6.75%, 03/11/08	181,011
RON	41,000		Lehman Brothers Special Financing - Romania Total Return Linked Nts. (Linked to Romanian Treasury Bills), 7.25%, 04/19/10	15,728
RON	68,000		Lehman Brothers Special Financing - Romania Total Return Linked Nts. (Linked to Romanian Treasury Bills), 7.5%, 03/06/07	26,498
RON	69,000		Lehman Brothers Special Financing - Romania Total Return Linked Nts. (Linked to Romanian Treasury Bills), 7.75%, 04/21/08	26,859
RUB	10,000,000		Merrill Lynch International - Ensorte Enterprises Limited, 10.5%, 5/12/08	379,860
BRL	2,049,837		Morgan Stanley - Brazil Sr. Credit Linked Nts., 14.4%, 08/04/16	1,144,129
	$3,460,000	#	Morgan Stanley - Philippines Floating Rate Credit Linked Nts. (3-month USD-LIBOR +4.85%), 09/20/15	4,094,391
	290,000	#	Morgan Stanley - Philippines Senior Floating Rate Credit Linked Nts (3-month USD-LIBOR +4.15%), 09/20/15	329,020
	900,000		Morgan Stanley - United Mexican States Floating Rate Credit Linked Nts., (6-month USD LIBOR +1.13%), 11/20/15	913,320
	685,000		Morgan Stanley - Venezuela Floating Rate Credit Linked Nts (6-month USD-LIBOR +2.2%), 05/20/10	704,660
	125,000		Morgan Stanley - Venezuela Floating Rate Credit Linked Nts (6-month USD-LIBOR +3.48%), 11/20/15	136,113
	550,000		Morgan Stanley - Venezuela Floating Rate Credit Linked Nts (6-month USD-LIBOR +4%), 05/20/10	600,105

Principal Amount				Value
KZT	110,000,000		Morgan Stanley Capital Services Inc. - Bank Center Total Return Credit Linked Nts., 7.52%, 06/06/08	$875,944
RUB	8,020,976		Morgan Stanley Capital Services Inc. - Red Arrow International Leasing PLC Total Return Linked Nts., 11%, 07/06/12	312,549
RUB	9,712,054		Morgan Stanley Capital Services Inc. - Red Arrow International Leasing PLC Total Return Linked Nts., 8.375%, 07/06/12	381,465
	$780,000		Morgan Stanley Capital Services Inc. - WTI Trading Limited Total Return Linked Nts., 0%, 02/06/09	780,000
	1,040,000		Morgan Stanley Capital Services Inc. - WTI Trading Limited Total Return Linked Nts., 0%, 02/06/09	1,040,000
	300,000		Residential Reinsurance Ltd. Series B Floating Rate Catastrophe Linked Nts (3-month USD-LIBOR +8.45%), 06/06/08	277,590
	280,000	#	Successor Euro Wind Ltd. Series A-I Floating Rate Catastrophe Linked Nts. (3-month USD-LIBOR +5.25%), 06/06/08	276,682
	250,000	#	Successor II Ltd. Series A-I Floating Rate Catastrophe Linked Nts (3-month USD-LIBOR +17.50%), 06/06/08	253,288
	630,000	#	Successor Japan Quake Series A-I Floating Rate Catastrophe Linked Nts. (3-month USD-LIBOR +4.25%), 06/06/08	634,001
	1,920,000	#	Trains HY-1-2006, 7.548%, 05/01/16	1,962,582
GHC	2,630,550,000		UBS AG, Jersey - Ghana Credit Linked Nts., 14.47%, 12/28/11	290,317
	$360,000	#	VASCO Re 2006 Ltd. Floating Rate Catastrophe Linked Nts. (3-month USD-LIBOR +8.5%), 06/05/09	365,796
			Total Other Structured Products (Cost $65,751,247)	68,258,900

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Notional Amount				Value
Positions in Purchased Options: 0.0%
EUR	2,410,000		European Style Currency Option OTC Euro (EUR) Call/USD Put Strike @1.343 - Exp 1/4/07	$324
EUR	4,180,000		European Style Currency Option OTC Euro (EUR) Call/USD Put Strike @ 1.3335 - Exp 3/5/07	43,413
TRY	1,780,000		American Style Currency Option OTC New Turkish Lira (TRY) Call/Japanese Yen (JPY) Put Strike @ 77 - Exp 01/30/2007	64,502
			Total Purchased Options (Cost $129,699)	108,239
			Total Long-Term Investments (Cost $383,290,318)	390,968,141
Principal Amount				Value
SHORT-TERM INVESTMENTS: 27.3%
			U.S. Government Agency Obligations: 7.5%
	$31,858,000		Federal Home Loan Bank, 4.600%, due 01/02/07	$31,849,859
			Total U.S. Government Agency Obligations (Cost $31,849,859)	31,849,859
			U.S. Treasury Bills: 3.1%
	13,405,000	L	4.840%, due 05/10/07	13,174,702
			Total U.S. Treasury Bills (Cost $13,167,377)	13,174,702
			Securities Lending Collateralcc: 16.7%
	71,242,896		The Bank of New York Institutional Cash Reserves Fund	71,242,896
			Total Securities Lending Collateral (Cost $71,242,896)	71,242,896
			Total Short-Term Investments (Cost $116,260,132)	116,267,457
		Total Investments in Securities (Cost $499,550,450)*	119.3%	$507,235,598
		Other Assets and Liabilities - Net	(19.3)	(82,027,890)
		Net Assets	100.0%	$425,207,708

@@  Foreign Issuer

ADR  American Depositary Receipt

STRIP  Seperate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid Security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest Only (IO) STRIP

Æ  Principal Only (PO) STRIP

Z  Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

DKK  Danish Krone

DOP  Dominican Peso

EGP  Egyptian Pound

EUR  EU Euro

GBP  British Pound

GHC  Ghana Cedi

IDR  Indonesian Rupiah

ILS  Israeli New Shekel

JPY  Japanese Yen

KZT  Kazakhstan Tenge

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian New Leu

RUB  Russian Ruble

TRY  Turkish Lira

UAH  Ukranian Hryvnia

UYU  Uruguayan Peso Uruguayo

ZMK  Zambian Kwacha

*  Cost for federal income tax purposes is $499,689,343.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,964,038
Gross Unrealized Depreciation	(3,417,783)
Net Unrealized Appreciation	$7,546,255

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Written Options Outstanding on December 31, 2006:

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Premium Received	Value
Currency Option OTC New Turkish Lira (TRY) Put/ Japanese Yen (JPY) Call I	JPMorgan Chase	65	01/30/07	TRY	1,780,000.00	$30,218	$—
Currency Option OTC Euro (EUR) Put/USD Call	Lehman Brothers	1.3055	03/05/07	EUR	4,180,000.00	30,932	(32,722)
						$61,150	$(32,722)

Information concerning open futures contracts at December 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Gain (Loss)
Amsterdam Exchanges Index	3	393,360	01/19/2007	$10,259
Canada 10-Year Bond	10	976,032	03/21/2007	(9,500)
DAX Index	3	658,620	03/16/2007	11,554
Euro-Bund 10-Year Note	23	3,522,791	03/08/2007	(85,501)
Euro-Schatz 2-Year Note	104	14,204,158	03/08/2007	(81,959)
Japan 10-Year Bond	6	6,758,540	03/09/2007	(34,849)
Long Gilt 10-Year Note	16	3,387,465	03/28/2007	(39,761)
OMXS30	57	960,415	01/26/2007	6,004
S&P/MIB Index	2	551,185	03/16/2007	6,886
U.S. Treasury Long Bond	263	29,308,063	03/21/2007	(621,730)
		60,720,627		$(838,597)
Short Contracts
Australia 10-Year Bond	6	(478,038)	03/15/2007	$8,768
CAC40 10 Index	10	(732,229)	01/19/2007	(13,818)
Euro-Bobl 5-Year Note	5	(718,236)	03/08/2007	5,299
FTSE 100 Index	13	(1,582,206)	03/16/2007	(6,925)
FTSE/JSE Top 40	15	(491,135)	03/15/2007	(15,024)
Japan 10-Year Mini	33	(3,713,869)	03/08/2007	23,603
NASDAQ 100 E-Mini	40	—	03/16/2007	—
NIKKEI 225 Index	19	(2,757,279)	03/08/2007	(158,788)
S&P 500 E-Mini	114	(8,141,880)	03/16/2007	(9,308)
U.S. Treasury 10-Year Note	122	(13,111,188)	03/21/2007	42,675
U.S. Treasury 2-Year Note	51	(10,405,594)	03/30/2007	24,881
U.S. Treasury 5-Year Note	241	(25,320,063)	03/30/2007	203,542
		(67,451,716)		$104,905

At December 31, 2006 the following forward currency contracts were outstanding for the ING Oppenheimer Strategic Income Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Argentina Pesos ARS 5,010,000	Buy	01/19/07	USD 1,634,584	1,637,897	$3,313
Australia Dollars AUD 665,000	Buy	01/10/07	499,980	524,768	24,788
Australia Dollars AUD 710,000	Buy	01/10/07	536,639	560,278	23,639
Australia Dollars AUD 2,450,000	Buy	03/05/07	1,863,299	1,930,527	67,228
Australia Dollars AUD 134,000	Buy	01/16/07	105,190	105,725	535
Brazil Real BRL 10,925,000	Buy	02/21/07	4,721,262	5,070,794	349,532
Brazil Real BRL 1,370,000	Buy	02/21/07	587,731	635,880	48,149
Brazil Real BRL 5,610,000	Buy	08/02/07	2,372,093	2,549,421	177,328
Brazil Real BRL 6,170,000	Buy	08/02/07	2,608,328	2,803,908	195,580
Brazil Real BRL 2,290,000	Buy	09/05/07	982,411	1,040,673	58,262
Brazil Real BRL 5,310,000	Buy	09/05/07	2,277,621	2,413,088	135,467
Brazil Real BRL 5,830,000	Buy	10/02/07	2,524,903	2,649,398	124,495
Brazil Real BRL 3,615,000	Buy	11/05/07	1,582,750	1,642,809	60,059
Brazil Real BRL 3,600,000	Buy	01/03/07	1,636,289	1,684,019	47,730
Brazil Real BRL 3,600,000	Buy	02/02/07	1,656,010	1,674,615	18,605
Canada Dollars CAD 410,000	Buy	01/10/07	364,250	351,691	(12,559)
Canada Dollars CAD 465,000	Buy	01/16/07	402,946	398,941	(4,005)
Switzerland Francs CHF 2,310,000	Buy	03/05/07	1,907,136	1,906,695	(441)
Switzerland Francs CHF 310,000	Buy	03/06/07	256,580	255,899	(681)
Switzerland Francs CHF 3,775,000	Buy	01/10/07	3,063,079	3,101,046	37,967
Switzerland Francs CHF 1,510,000	Buy	01/10/07	1,217,742	1,240,419	22,677
Switzerland Francs CHF 315,000	Buy	01/10/07	254,124	258,762	4,638
Switzerland Francs CHF 690,000	Buy	01/10/07	546,439	566,813	20,374

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Switzerland Francs CHF 1,450,000	Buy	01/10/07	1,173,899	1,191,130	$17,231
Switzerland Francs CHF 860,000	Buy	01/10/07	716,983	706,463	(10,520)
Switzerland Francs CHF 129,000	Buy	01/16/07	107,769	106,030	(1,739)
Chile Pesos CLP 454,000,000	Buy	02/20/07	861,186	852,832	(8,354)
Chile Pesos CLP 364,000,000	Buy	03/28/07	689,159	683,645	(5,514)
Dominican Republic Pesos DOP 3,338,801	Buy	01/10/07	100,114	99,815	(299)
EURO EUR 290,000	Buy	01/31/07	374,970	383,421	8,451
EURO EUR 1,460,000	Buy	03/5/07	1,888,364	1,932,985	44,621
EURO EUR 1,170,000	Buy	03/6/07	1,515,595	1,549,099	33,504
EURO EUR 210,000	Buy	01/31/07	269,157	277,650	8,493
EURO EUR 165,000	Buy	01/31/07	210,243	218,154	7,911
EURO EUR 1,455,000	Buy	01/10/07	1,856,042	1,921,656	65,614
EURO EUR 1,615,000	Buy	01/10/07	2,080,621	2,132,972	52,351
EURO EUR 560,000	Buy	01/10/07	715,394	739,606	24,212
EURO EUR 595,000	Buy	01/10/07	758,536	785,832	27,296
EURO EUR 445,000	Buy	01/10/07	560,286	587,723	27,437
EURO EUR 990,000	Buy	01/10/07	1,268,190	1,307,518	39,328
EURO EUR 720,000	Buy	01/10/07	949,291	950,922	1,631
EURO EUR 2,090,000	Buy	03/6/07	2,795,605	2,767,192	(28,413)
EURO EUR 1,945,000	Buy	01/16/07	2,581,112	2,569,605	(11,507)
EURO EUR 1,050,000	Buy	01/10/07	1,376,125	1,386,762	10,637
British Pound Sterling GBP 1,215,000	Buy	01/10/07	2,306,702	2,379,119	72,417
British Pound Sterling GBP 315,000	Buy	01/10/07	590,707	616,809	26,102
British Pound Sterling GBP 35,000	Buy	01/10/07	65,047	68,534	3,487
British Pound Sterling GBP 570,000	Buy	01/10/07	1,076,793	1,116,130	39,337
British Pound Sterling GBP 300,000	Buy	01/10/07	581,223	587,437	6,214
British Pound Sterling GBP 215,000	Buy	01/16/07	423,081	421,014	(2,067)
Hungary Forint HUF 338,000,000	Buy	01/04/07	1,734,045	1,774,205	40,160
Japanese Yen JPY 274,000,000	Buy	01/10/07	2,386,760	2,305,631	(81,129)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Japanese Yen JPY 72,000,000	Buy	01/10/07	619,323	605,859	$(13,464)
Japanese Yen JPY 146,000,000	Buy	01/10/07	1,255,849	1,228,548	(27,301)
Japanese Yen JPY 1,069,000,000	Buy	01/10/07	9,203,537	8,995,328	(208,209)
Japanese Yen JPY 343,000,000	Buy	01/10/07	2,946,735	2,886,246	(60,489)
Japanese Yen JPY 404,000,000	Buy	01/10/07	3,470,254	3,399,544	(70,710)
Japanese Yen JPY 204,000,000	Buy	01/10/07	1,729,400	1,716,602	(12,798)
Japanese Yen JPY 220,000,000	Buy	03/05/07	1,889,314	1,864,194	(25,120)
Japanese Yen JPY 306,000,000	Buy	02/28/07	2,662,583	2,591,214	(71,369)
Japanese Yen JPY 153,000,000	Buy	02/28/07	1,331,210	1,295,607	(35,603)
Japanese Yen JPY 73,000,000	Buy	01/16/07	627,148	614,787	(12,361)
Japanese Yen JPY 245,000,000	Buy	01/10/07	2,075,990	2,061,605	(14,385)
Japanese Yen JPY 247,000,000	Buy	01/10/07	2,092,157	2,078,435	(13,722)
Korea (South) Won KRW 922,000,000	Buy	01/12/07	976,126	991,654	15,528
Korea (South) Won KRW 1,000,000,000	Buy	02/02/07	1,060,951	1,076,027	15,076
Mexico Pesos MXN 9,900,000	Buy	02/22/07	901,721	914,345	12,624
Mexico Pesos MXN 11,710,000	Buy	02/23/07	1,059,269	1,081,469	22,202
Mexico Pesos MXN 14,910,000	Buy	02/26/07	1,352,185	1,376,836	24,651
Mexico Pesos MXN 14,920,000	Buy	02/27/07	1,346,449	1,377,703	31,254
Malaysia Ringgits MYR 1,520,000	Buy	02/16/07	420,296	431,832	11,536
Malaysia Ringgits MYR 1,530,000	Buy	02/21/07	422,769	434,767	11,998
Norway Krone NOK 5,855,000	Buy	01/10/07	906,347	939,482	33,135
Norway Krone NOK 635,000	Buy	01/10/07	94,880	101,891	7,011
Norway Krone NOK 7,070,000	Buy	01/10/07	1,151,261	1,134,438	(16,823)
New Zealand Dollars NZD 2,850,000	Buy	03/05/07	1,851,346	2,000,037	148,691
New Zealand Dollars NZD 1,060,000	Buy	03/05/07	681,485	743,874	62,389
New Zealand Dollars NZD 360,000	Buy	03/05/07	234,493	252,636	18,143
Russia Rubles RUR 9,835,000	Buy	03/06/07	375,812	373,683	(2,129)
Russia Rubles RUR 8,190,000	Buy	03/07/07	313,193	311,183	(2,010)
Russia Rubles RUR 18,090,000	Buy	03/07/07	689,143	687,339	(1,804)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Sweden Kronor SEK 1,890,000	Buy	01/10/07	260,262	276,264	$16,002
Sweden Kronor SEK 13,570,000	Buy	03/05/07	1,927,557	1,990,037	62,480
Thailand Baht THB 46,000,000	Buy	01/17/07	1,225,360	1,290,414	65,054
Turkey New Lira TRY 3,785,000	Buy	01/24/08	2,533,467	2,503,075	(30,392)
Turkey New Lira TRY 2,855,000	Buy	02/1/08	1,515,232	1,888,053	372,821
Turkey New Lira TRY 65,000	Buy	02/1/08	32,067	42,985	10,918
Turkey New Lira TRY 2,300,000	Buy	01/22/07	1,590,595	1,610,809	20,214
South Africa Rand ZAR 11,700,000	Buy	01/08/07	1,626,355	1,666,675	40,320
					$2,192,930
Australia Dollars AUD 2,450,000	Sell	03/05/07	1,860,530	1,930,526	(69,996)
Australia Dollars AUD 3,345,000	Sell	01/10/07	2,521,528	2,639,623	(118,095)
Australia Dollars AUD 740,000	Sell	01/10/07	554,593	583,952	(29,359)
Brazil Real BRL 7,865,000	Sell	02/21/07	3,445,783	3,650,507	(204,724)
Brazil Real BRL 3,600,000	Sell	01/03/07	1,666,667	1,684,019	(17,352)
Canada Dollars CAD 3,220,000	Sell	01/10/07	2,889,940	2,762,060	127,880
Canada Dollars CAD 370,000	Sell	01/10/07	326,624	317,379	9,245
Switzerland Francs CHF 2,305,000	Sell	01/10/07	1,861,979	1,893,486	(31,507)
Switzerland Francs CHF 225,000	Sell	01/10/07	182,562	184,831	(2,269)
Switzerland Francs CHF 1,285,000	Sell	01/10/07	1,016,341	1,055,588	(39,247)
Switzerland Francs CHF 2,475,000	Sell	01/10/07	1,959,062	2,033,137	(74,075)
Switzerland Francs CHF 470,000	Sell	01/10/07	371,512	386,090	(14,578)
Switzerland Francs CHF 70,000	Sell	01/10/07	55,888	57,503	(1,615)
Switzerland Francs CHF 780,000	Sell	02/15/07	632,409	642,840	(10,431)
Switzerland Francs CHF 310,000	Sell	03/06/07	251,777	255,899	(4,122)
Switzerland Francs CHF 2,310,000	Sell	03/05/07	1,877,591	1,906,695	(29,104)
Switzerland Francs CHF 255,000	Sell	12/19/07	214,918	212,543	2,375
Switzerland Francs CHF 550,000	Sell	12/19/07	462,340	458,425	3,915
Switzerland Francs CHF 490,000	Sell	12/21/07	414,797	408,415	6,382
Switzerland Francs CHF 2,010,000	Sell	01/22/07	1,656,898	1,653,053	3,845

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
China Yuan Renminbi CNY 12,700,000	Sell	01/22/07	1,631,447	1,632,840	$(1,393)
Czech Republic Koruny CZK 4,400,000	Sell	12/19/07	212,941	214,240	(1,299)
Czech Republic Koruny CZK 9,670,000	Sell	12/19/07	466,159	470,842	(4,683)
Czech Republic Koruny CZK 8,500,000	Sell	12/21/07	414,295	413,874	421
Czech Republic Koruny CZK 36,000,000	Sell	01/22/07	1,736,614	1,732,266	4,348
EURO EUR 665,000	Sell	01/31/07	849,804	879,225	(29,421)
EURO EUR 1,100,000	Sell	02/7/07	1,421,365	1,454,783	(33,418)
EURO EUR 160,000	Sell	02/7/07	204,768	211,605	(6,837)
EURO EUR 655,000	Sell	01/10/07	836,094	865,075	(28,981)
EURO EUR 1,435,000	Sell	01/10/07	1,832,495	1,895,241	(62,746)
EURO EUR 10,000	Sell	02/07/07	12,759	13,225	(466)
EURO EUR 1,840,000	Sell	01/10/07	2,311,298	2,430,135	(118,837)
EURO EUR 740,000	Sell	01/10/07	928,774	977,337	(48,563)
EURO EUR 70,000	Sell	01/10/07	88,015	92,451	(4,436)
EURO EUR 20,000	Sell	02/07/07	25,508	26,450	(942)
EURO EUR 490,000	Sell	02/15/07	630,263	648,258	(17,995)
EURO EUR 1,170,000	Sell	03/06/07	1,506,129	1,549,098	(42,969)
EURO EUR 1,460,000	Sell	03/05/07	1,879,341	1,932,985	(53,644)
EURO EUR 250,000	Sell	05/21/07	322,125	331,971	(9,846)
EURO EUR 1,520,000	Sell	01/10/07	2,018,013	2,007,503	10,510
EURO EUR 415,000	Sell	01/10/07	548,962	548,101	861
EURO EUR 4,230,000	Sell	03/06/07	5,586,011	5,600,585	(14,574)
British Pound Sterling GBP 580,000	Sell	02/07/07	1,096,925	1,135,898	(38,973)
British Pound Sterling GBP 1,200,000	Sell	01/10/07	2,254,500	2,349,747	(95,247)
British Pound Sterling GBP 60,000	Sell	02/07/07	112,951	117,507	(4,556)
British Pound Sterling GBP 35,000	Sell	01/10/07	65,973	68,535	(2,562)
British Pound Sterling GBP 10,000	Sell	02/07/07	18,999	19,584	(585)
British Pound Sterling GBP 210,000	Sell	03/27/07	411,944	411,304	640
Hong Kong Dollars HKD 3,220,000	Sell	12/19/07	419,074	416,860	2,214

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Hong Kong Dollars HKD 7,160,000	Sell	12/19/07	931,930	926,933	$4,997
Hong Kong Dollars HKD 6,370,000	Sell	12/21/07	828,648	824,660	3,988
Japanese Yen JPY 130,000,000	Sell	02/07/07	1,156,995	1,098,028	58,967
Japanese Yen JPY 220,000,000	Sell	03/05/07	1,923,371	1,864,194	59,177
Japanese Yen JPY 80,000,000	Sell	01/10/07	689,049	673,177	15,872
Japanese Yen JPY 53,000,000	Sell	01/10/07	455,440	445,980	9,460
Japanese Yen JPY 13,000,000	Sell	02/07/07	111,936	109,803	2,133
Japanese Yen JPY 171,000,000	Sell	01/10/07	1,467,068	1,438,916	28,152
Japanese Yen JPY 249,000,000	Sell	01/10/07	2,125,752	2,095,263	30,489
Japanese Yen JPY 2,000,000	Sell	02/07/07	17,152	16,893	259
Japanese Yen JPY 223,700,000	Sell	02/15/07	1,916,725	1,891,298	25,427
Japanese Yen JPY 220,000,000	Sell	01/10/07	1,893,183	1,851,237	41,946
Japanese Yen JPY 225,000,000	Sell	02/28/07	1,958,225	1,905,305	52,920
Japanese Yen JPY 170,000,000	Sell	02/28/07	1,456,001	1,439,563	16,438
Japanese Yen JPY 306,000,000	Sell	02/28/07	2,621,389	2,591,214	30,175
Japanese Yen JPY 162,000,000	Sell	01/10/07	1,380,039	1,363,184	16,855

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Japanese Yen JPY 189,000,000	Sell	01/22/07	1,603,053	1,593,035	$10,018
Norway Krone NOK 750,000	Sell	01/10/07	112,891	120,344	(7,453)
New Zealand Dollars NZD 510,000	Sell	03/05/07	337,569	357,901	(20,332)
New Zealand Dollars NZD 2,700,000	Sell	03/05/07	1,774,251	1,894,771	(120,520)
New Zealand Dollars NZD 1,060,000	Sell	03/05/07	695,752	743,873	(48,121)
Sweden Kronor SEK 13,570,000	Sell	03/05/07	1,894,296	1,990,037	(95,741)
Sweden Kronor SEK 1,340,000	Sell	01/10/07	186,770	195,870	(9,100)
Sweden Kronor SEK 1,320,000	Sell	01/10/07	179,998	192,947	(12,949)
Sweden Kronor SEK 8,280,000	Sell	01/10/07	1,214,236	1,210,303	3,933
Turkey New Lira TRY 610,000	Sell	02/01/08	338,701	403,402	(64,701)
Turkey New Lira TRY 610,000	Sell	01/24/08	339,285	403,402	(64,117)
Turkey New Lira TRY 320,000	Sell	01/24/08	170,213	211,621	(41,408)
Turkey New Lira TRY 175,000	Sell	02/01/08	93,001	115,730	(22,729)
Turkey New Lira TRY 2,855,000	Sell	01/24/08	1,518,617	1,888,053	(369,436)
Turkey New Lira TRY 2,135,000	Sell	02/01/08	1,107,537	1,411,906	(304,369)
Taiwan New Dollars TWD 55,000,000	Sell	01/04/07	1,696,327	1,688,725	7,602
					$(1,858,979)

ING Oppenheimer Strategic Income Portfolio Credit Default Swap Agreements Outstanding on December 31, 2006:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Finansbank, A.S./USD 6.25% Capital Services Inc. Eurobonds due 3/24/2011 and 6.50	USD% Eurobonds due 3/24/2013(1)	Sell	1.30%	03/24/13	USD	1,290,000	$(8,488)
Deutsche Bank AG	Ford Motor Company 7.45% due 7/16/2031	Buy	(3.30)%	12/20/08	USD	555,000	(10,309)
Deutsche Bank AG	Ford Motor Company 7.45% due 7/16/2031	Buy	(3.65)%	12/20/08	USD	365,000	(9,526)
Deutsche Bank AG	Ford Motor Company 7.45% due 7/16/2031	Buy	(3.05)%	12/20/08	USD	445,000	(5,942)
Deutsche Bank AG	Ford Motor Company 7.45% due 7/16/2031	Sell	6.00%	12/20/16	USD	455,000	8,444
Deutsche Bank AG	Ford Motor Company 7.45% due 7/16/2031	Sell	5.85%	12/20/16	USD	695,000	6,388
Deutsche Bank AG	Ford Motor Company 7.45% due 7/16/2031	Sell	5.80%	12/20/16	USD	555,000	3,170
JPMorgan Chase Bank, Ford Motor Company N.A., NY	7.45% due 7/16/2031	Buy	(3.60)%	12/20/08	USD	365,000	(7,895)
JPMorgan Chase Bank, Ford Motor Company N.A., NY	7.45% due 7/16/2031	Sell	6.00%	12/20/16	USD	455,000	7,589
Morgan Stanley Capital Ford Motor Company Services Inc.	7.45% due 7/16/2031	Buy	(3.70)%	12/20/08	USD	365,000	(9,801)
Morgan Stanley Capital Ford Motor Company Services Inc.	7.45% due 7/16/2031	Sell	6.15%	12/20/16	USD	455,000	5,943

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	General Motors 7.125% due 7/15/2013	Buy	(2.55)%	12/20/08	USD	365,000	$(5,810)
Deutsche Bank AG	General Motors 7.125% due 7/15/2013	Buy	(2.03)%	12/20/08	USD	445,000	(2,247)
Deutsche Bank AG	General Motors 7.125% due 7/15/2013	Sell	4.75%	12/20/16	USD	365,000	5,339
Deutsche Bank AG	General Motors 7.125% due 7/15/2013	Sell	4.68%	12/20/16	USD	445,000	3,983
Goldman Sachs Capital General Motors Markets L.P.	7.125% due 7/15/2013	Buy	(2.70)%	12/20/08	USD	365,000	(6,858)
Goldman Sachs Capital General Motors Markets L.P.	7.125% due 7/15/2013	Sell	4.95%	12/20/16	USD	365,000	8,890
JPMorgan Chase Bank, General Motors N.A., NY	7.125% due 7/15/2013	Buy	(2.35)%	12/20/08	USD	555,000	(3,923)
JPMorgan Chase Bank, General Motors N.A., NY	7.125% due 7/15/2013	Sell	4.75%	12/20/16	USD	555,000	4,335
Morgan Stanley Capital General Motors Services Inc.	7.125% due 7/15/2013	Buy	(2.70)%	12/20/08	USD	365,000	(6,443)
Morgan Stanley Capital General Motors Services Inc.	7.125% due 7/15/2013	Sell	4.90%	12/20/16	USD	365,000	10,430
Morgan Stanley Capital Republic of Colombia Services Inc.	10.375% due 1/28/2033	Buy	(3.70)%	08/20/15	USD	360,000	(52,440)
Citibank, N.A., New York	Republic of Hungary 4.5% due 1/29/2014	Buy	(0.40)%	12/20/15	USD	745,000	(2,347)
Morgan Stanley Capital Republic of Indonesia Services Inc.	6.75% due 3/10/2014	Buy	(1.68)%	03/20/11	USD	300,000	(8,712)
Morgan Stanley Capital Republic of Indonesia Services Inc.	6.75% due 3/10/2014	Sell	1.67%	06/20/11	USD	300,000	8,240
UBS AG	Republic of Indonesia 6.75% due 3/10/2014	Sell	2.30%	09/20/11	USD	275,000	14,279
Deutsche Bank AG	Republic of Peru 8.75% due 11/21/2033	Buy	(1.71)%	12/20/16	USD	420,000	(8,919)
Deutsche Bank AG, London	Republic of the Philippines 10.625% 3/16/2025	Buy	(3.69)%	09/20/15	USD	1,500,000	(182,984)
Morgan Stanley Capital Republic of Turkey Services Inc.	11.875% due 1/15/2030	Sell	2.75%	11/20/16	USD	255,000	6,751
Morgan Stanley Capital Republic of Venezuela Services Inc.	9.25% due 9/15/2027	Buy	(2.20)%	05/20/10	USD	685,000	(31,028)
Morgan Stanley Capital Republic of Venezuela Services Inc.	9.25% due 9/15/2027	Buy	(3.48)%	11/20/15	USD	125,000	(13,201)
Citibank, N.A., New York	Ukraine Government 7.65% due 6/11/2013	Buy	(1.08)%	11/20/09	USD	560,000	(2,335)
JPMorgan Chase Bank, Ukraine Government N.A., London	7.65% due 6/11/2013	Sell	1.92%	08/20/11	USD	75,000	1,918
							$(283,509)

(1)  Issued by Istanbul Bond Company to provide funds to finance loans to Finansbank, A.S.

For the purposes of this transaction each such loan shall be an underlying loan.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

ING Oppenheimer Strategic Income Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2006:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
17.18% and pay a floating
rate based on the Brazil
Cetip Interbank Deposit
Rate Annualized	01/02/08	BRL	2,773,913	$21,985
Counterparty: J. Aron &
Company
Receive a floating rate based on 3-month ZAR-JIBAR-SAFEX and pay a fixed rate equal to 8.29% Counterparty: JPMorgan Chase Bank, N.A.	06/21/08	ZAR	9,120,000	13,729
Receive a fixed rate equal to 14.89% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	8,390,000	305,222
Receive a fixed rate equal to 12.67% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	1,910,000	5,187
Receive a fixed rate equal to 12.71% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	1,910,000	5,880
Receive a fixed rate equal to 12.61% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	5,720,000	12,523
Receive a fixed rate equal to 5.52% and pay a floating rate based on 6-month PLZ-WIBOR Counterparty: Citibank N.A., London	03/24/10	PLN	20,000	336
Receive a fixed rate equal to 5.55% and pay a floating rate based on 6-month PLZ-WIBOR Counterparty: Citibank N.A., London	03/25/10	PLN	32,000	545
Receive a fixed rate equal to 4.48% and pay a floating rate based on 6-month PLZ-WIBOR Counterparty: Credit Suisse First Boston International	07/01/10	PLN	265,000	(1,248)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
4.53% and pay a floating
rate based on 6-month
PLZ-WIBOR	07/04/10	PLN	1,950,000	$(8,114)
Counterparty: Lehman
Brothers International
(Europe)
Receive a floating rate based on 3-month TWD-TELERATE and pay a fixed rate equal to 2.32% Counterparty: Citibank N.A., New York	06/27/11	TWD	16,900,000	(7,022)
Receive a floating rate based on overnight INR-MIBOR-OIS-COMPOUND and pay a fixed rate equal to 7.175% Counterparty: Deutsche Bank AG	06/27/11	INR	16,900,000	4,436
Receive a floating rate based on 6-month HUF-BUBOR and pay a fixed rate equal to 8.44% Counterparty: Deutsche Bank AG	07/03/11	HUF	82,000,000	(103)
Receive a fixed rate equal to 12.38% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase Bank, N.A.	01/02/12	BRL	4,200,000	1,335
Receive a fixed rate equal to 13.91% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase Bank, N.A.	01/02/12	BRL	2,070,000	37,012
Receive a fixed rate equal to 14.05% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/12	BRL	1,040,000	20,476
Receive a fixed rate equal to 12.39% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/12	BRL	4,200,000	2,328
Receive a fixed rate equal to 14% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Banco Santander Central Hispano, S.A.	01/03/12	BRL	1,040,000	19,326

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
12.92% and pay a floating
rate based on the Brazil
Cetip Interbank Deposit
Rate Annualized	01/02/14	BRL	1,920,000	$14,408
Counterparty: J. Aron &
Company
Receive a fixed rate equal to 12.84% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	580,000	3,750
Receive a fixed rate equal to 12.87% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	960,000	6,584
Receive a fixed rate equal to 12.73% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	1,240,000	6,240
Receive a fixed rate equal to 10.85% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	03/05/15	MXN	800,000	14,237
Receive a fixed rate equal to 10.7% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	05/08/15	MXN	4,060,000	69,298
Receive a fixed rate of 5.46% (notional value UDI 2,252,229.80) Pay a floating rate based on 6-month USD-LIBOR (notional value USD 730,000.00) Upon termination of the contract, receive UDI 2,252,229.80 and pay USD 730,000.00 Counterparty: Deutsche Bank AG London	05/13/15		SEE DESCRIPTION	150,694
Receive a fixed rate equal to 10.43% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	05/29/15	MXN	3,400,000	53,084
Receive a fixed rate equal to 10.30% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	06/01/15	MXN	3,400,000	50,413

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
10.29% and pay a floating
rate based on 28-day
MXN-TIIE-BANXICO	06/04/15	MXN	2,340,000	$34,542
Counterparty: J. Aron &
Company
Receive a fixed rate equal to 5.25% (notional value UDI 1,184,117.66 converted to MXN) Pay a floating rate based on 6-month USD-LIBOR (notional value $390,000.00) Upon termination of the contract, receive UDI 1,184,117.66 (converted into MXN) and pay USD 390,000.00 Counterparty: Deutsche Bank AG London	06/23/15		SEE DESCRIPTION	67,277
Receive a fixed rate equal to 10% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	06/24/15	MXN	1,920,000	25,270
Receive a fixed rate equal to 9.99% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Lehman Brothers Special Financing Inc.	07/09/15	MXN	3,790,000	48,875
Receive a fixed rate equal to 10% and pay a floating rate base on 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston International	07/09/15	MXN	3,830,000	50,112
Receive a fixed rate equal to 9.76% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A.	08/17/15	MXN	3,700,000	42,769
Receive a fixed rate equal to 8.70% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	02/05/16	MXN	13,500,000	75,285
Receive a fixed rate equal to 5.57% and pay a floating rate based on 3-month USD-LIBOR Counterparty: JPMorgan Chase Bank, N.A.	05/26/16	USD	12,000,000	369,429
Receive a fixed rate equal to 9.41% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	08/31/20	MXN	2,240,000	26,196

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
9.51% and pay a floating
rate based on 28-day
MXN-TIIE-BANXICO	08/26/25	MXN	6,700,000	$91,003
Counterparty: J. Aron &
Company
Receive a fixed rate equal to 9.5% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	08/28/25	MXN	4,450,000	60,020
Receive a fixed rate equal to 9.29% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	07/17/26	MXN	3,700,000	42,717
Receive a fixed rate equal to 9.27% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Barclays Bank PLC	07/17/26	MXN	4,600,000	46,123
Receive a fixed rate equal to 9.15% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	08/27/26	MXN	5,270,000	54,229
Receive a fixed rate equal to 9.33% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	09/16/26	MXN	2,200,000	26,232
				$1,862,620

ING Oppenheimer Strategic Income Portfolio Total Return Swap Agreements Outstanding on December 31, 2006:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive absolute value of
price depreciation on the
INDF/NSE Nifty Index Futures
(January 07) Pay price
appreciation on the
INDF/NSE Nifty Index Futures
(January 07)	02/01/07	INR	19,445,050	$(8,923)
Counterparty: Goldman
Sachs International
Receive price appreciation on the Bovespa Index Futures Exchange-Traded Contract (February 07) Pay price absolute value of price depreciation on the Bovespa Index Futures Exchange- Traded Contract (February 07) Counterparty: Goldman Sachs International	02/15/07	BRL	973,048	9,410

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive absolute value of
price depreciation on the
Swiss Market Index Futures
(March 07) Pay price
appreciation on the Swiss
Market Index Futures
(March 07)	03/21/07	CHF	519,260	$(6,261)
Counterparty: Goldman
Sachs International
Receive total return of custom basket, if positive Pay one-month EUR-LIBOR plus spread and, if negative, the absolute value of the total return of custom basket Counterparty: Morgan Stanley & Co. International	10/09/07	EUR	1,265,721	121,972
Receive total return of custom basket, if positive. Pay one-month GBP-LIBOR plus spread and, if negative, the absolute value of the total return of custom basket Counterparty: Morgan Stanley & Co. International	10/09/07	GBP	650,469	81,784
Receive total return on the MSCI Daily TR Net Belgium USD Market Index Pay one-month USD-LIBOR and, if negative, the absolute value of the total return on the MSCI Daily TR Net Belgium USD Market Index Counterparty: Goldman Sachs International	10/09/07	USD	418,455	19,252
Receive total return of custom basket, if positive Pay one-month USD-LIBOR minus 5 basis pts. and, if negative, the absolute value of the total return of custom basket Counterparty: Goldman Sachs International	12/10/07	USD	1,067,699	(6,112)
Receive total return of custom basket, if positive Pay one-month USD-LIBOR plus 30 basis pts. and, if negative, the absolute value of the total return of custom basket Counterparty: Goldman Sachs International	12/10/07	USD	4,186,678	(75,260)
Receive price appreciation on the Korea Stock Price 200 Index Futures (March 07) Pay absolute value of price depreciation on the Korean Stock Price 200 Index Futures (March 07) Counterparty: Morgan Stanley & Co. International	12/15/09	KRW	357,678,800	17,120

See Accompanying Notes to Financial Statements

ING OPPENHEIMER   PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive total return of custom
basket, if positive Pay
one-month JPY-LIBOR plus
40 basis pts. and, if negative,
the absolute value of the
total return of custom
basket	12/20/07	JPY	147,217,800	$29,413
Counterparty: Morgan
Stanley & Co. International
				$182,395

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006

Principal Amount				Value
CORPORATE BONDS/NOTES: 8.8%
			Agriculture: 0.1%
	$300,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	$319,360
				319,360
			Auto Manufacturers: 0.2%
	500,000		DaimlerChrysler Holding Corp., 5.600%, due 03/07/07	500,105
				500,105
			Banks: 3.5%
	1,400,000		Countrywide Bank, 5.350%, due 04/25/07	1,399,912
DKK	6,100,000	@@	Nykredit, 4.833%, due 10/01/38	1,058,490
DKK	11,700,000	@@	Realkredit Danmark, 4.510%, due 10/01/38	2,026,785
	$1,500,000	@@,#	Santander US Debt SA Unipersonal, 5.428%, due 02/06/09	1,502,414
	3,300,000		UBS Financial, Inc., 5.250%, due 06/12/07	3,223,374
	1,600,000	@@,#	Unicredit Luxembourg Finance SA, 5.426%, due 10/24/08	1,600,781
	800,000	@@,#	VTB Capital (VNESHTORGBK), 5.970%, due 08/01/08	801,400
				11,613,156
			Diversified Financial Services: 1.2%
	150,000		CIT Group, Inc., 7.750%, due 04/02/12	165,555
	400,000		CitiFinancial, 6.625%, due 06/01/15	430,410
	100,000	S	Citigroup, Inc., 5.625%, due 08/27/12	101,569
	1,100,000		Ford Motor Credit Co., 7.000%, due 10/01/13	1,051,859
	400,000		Ford Motor Credit Co., 7.250%, due 10/25/11	392,099
	1,600,000		HSBC Finance Corp., 5.420%, due 10/21/09	1,601,446
	100,000	C	Morgan Stanley, 5.300%, due 03/01/13	99,830
				3,842,768
			Electric: 0.3%
	300,000	C,S	Columbus Southern Power Co., 6.600%, due 03/01/33	319,860
	100,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	97,392
	700,000	C	NRG Energy, Inc., 7.375%, due 02/01/16	705,250
				1,122,502
			Healthcare-Products: 0.3%
	1,000,000	X	Fresenius Medical Care Capital Trust II, 7.875%, due 02/01/08	1,020,000
				1,020,000

Principal Amount				Value
			Media: 0.4%
	$1,400,000		Viacom, Inc., 5.590%, due 05/29/07	$1,400,000
				1,400,000
			Mining: 0.1%
	200,000	@@,C	Vale Overseas, Ltd., 6.250%, due 01/23/17	201,909
				201,909
			Office/Business Equipment: 0.2%
	700,000	C	Xerox Corp., 9.750%, due 01/15/09	759,500
				759,500
			Oil & Gas: 0.1%
	100,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	110,350
	200,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	247,700
	100,000	L	Pemex Project Funding Master Trust, 9.250%, due 03/30/18	126,350
				484,400
			Pipelines: 0.2%
	200,000	C,L	El Paso Corp., 7.750%, due 01/15/32	220,000
	300,000	#	Williams Cos., Inc., 6.375%, due 10/01/10	303,375
				523,375
			Regional (state/ province): 0.2%
CAD	900,000	@@	Quebec Province, 5.000%, due 12/01/38	810,745
				810,745
			Retail: 0.8%
	$2,700,000	C	CVS Corp., 5.750%, due 08/15/11	2,735,213
				2,735,213
			Telecommunications: 1.2%
	24,000	C,L	AT&T Corp., 7.300%, due 11/15/11	26,011
	400,000	C,S	AT&T, Inc., 4.125%, due 09/15/09	388,746
	3,500,000	C,L	BellSouth Corp., 5.200%, due 09/15/14	3,421,047
	30,000	C,S	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	32,752
	200,000	C	Qwest Corp., 8.875%, due 03/15/12	223,750
				4,092,306
Total Corporate Bonds/ Notes (Cost $29,230,480)				29,425,339

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 83.2%
		Federal Home Loan Mortgage Corporation: 9.8%
1,900,000	C	3.000%, due 05/15/22	$1,850,532
1,405,058	C,S	3.500%, due 05/15/22	1,385,823
2,200,000	C,S	3.500%, due 11/15/22	2,151,618
36,771	C	3.500%, due 07/15/32	35,076
3,155,030	C	4.000%, due 06/15/22	3,115,563
2,800,000	C	4.500%, due 11/15/13	2,773,890
85,858	C	5.000%, due 09/15/16	85,434
5,070,841	C	5.000%, due 12/15/23	5,048,203
3,336,607	C	5.000%, due 01/15/24	3,323,384
2,480,914	C,S	5.000%, due 07/15/24	2,470,134
480,530		5.000%, due 08/01/35	463,966
933,318		5.000%, due 09/01/35	901,146
1,811,073		5.339%, due 09/01/35	1,814,435
24,139		5.500%, due 08/01/07	24,139
203,103		5.500%, due 03/01/23	202,313
439,518		5.500%, due 05/01/23	437,808
18,344		5.500%, due 08/15/30	18,287
2,815,244		5.500%, due 05/01/35	2,785,595
1,000,000	W	5.500%, due 01/00/00	989,062
401,572	C,S	5.670%, due 01/25/45	403,353
72,436		5.739%, due 04/01/32	74,437
11,067	C	5.750%, due 05/15/29	11,078
697,636	C	5.958%, due 10/25/44	701,576
9,038		6.000%, due 10/01/17	9,169
43,097		6.000%, due 02/01/22	43,708
901,553	S	6.000%, due 03/01/23	913,724
683,889	C	6.875%, due 03/25/24	705,284
			32,738,737
		Federal National Mortgage Association: 73.4%
4,978,986		3.851%, due 10/01/33	4,924,100
2,686,567		4.190%, due 11/01/34	2,660,896
1,780,345		4.383%, due 02/01/35	1,771,033
1,366,741		4.737%, due 09/01/35	1,385,479
967,204		4.991%, due 09/01/34	954,364
123,549		5.000%, due 05/01/18	121,769
873,115		5.000%, due 11/01/18	860,540
447,382		5.000%, due 02/01/19	440,436
83,531		5.000%, due 08/01/19	82,234
422,786		5.000%, due 10/01/19	416,223
500,000	W	5.000%, due 01/15/20	491,563
314,336		5.000%, due 06/01/20	309,123
310,801		5.000%, due 07/01/20	305,647
12,002,818		5.000%, due 08/01/20	11,803,760
3,651,601		5.000%, due 09/01/20	3,591,041
3,680,007		5.000%, due 01/01/21	3,618,977
2,167,188		5.000%, due 05/01/21	2,130,978
296,269		5.000%, due 06/01/21	291,319
5,326,068		5.000%, due 07/01/21	5,237,078
265,950		5.000%, due 09/01/21	261,507
4,535,870		5.000%, due 06/25/27	4,509,598
679,591		5.000%, due 08/01/35	656,522
10,659,825		5.000%, due 02/01/36	10,297,972
17,120,098		5.000%, due 03/01/36	16,538,942
238,005		5.470%, due 03/25/34	238,327
122,179		5.500%, due 03/01/16	122,699
258,965		5.500%, due 06/01/23	257,805

Principal Amount			Value
$688,224		5.500%, due 02/01/24	$685,143
91,894		5.500%, due 05/01/33	90,986
37,720		5.500%, due 07/01/33	37,348
1,010,535		5.500%, due 11/01/33	1,000,550
193,060		5.500%, due 12/01/33	191,153
441,734		5.500%, due 04/01/34	437,369
84,370		5.500%, due 10/01/34	83,492
742,313	S	5.500%, due 11/01/34	734,587
1,060,510		5.500%, due 12/01/34	1,049,472
1,227,334		5.500%, due 01/01/35	1,214,559
20,137,959	S	5.500%, due 02/01/35	19,928,358
162,067		5.500%, due 04/01/35	160,266
3,344,097		5.500%, due 05/01/35	3,306,947
1,497,913		5.500%, due 06/01/35	1,481,272
1,219,921		5.500%, due 07/01/35	1,206,369
5,422,808		5.500%, due 08/01/35	5,362,567
7,218,074		5.500%, due 09/01/35	7,137,888
191,976		5.500%, due 10/01/35	189,844
864,551		5.500%, due 12/01/35	854,946
195,012		5.500%, due 03/01/36	192,778
95,935		5.500%, due 04/01/36	94,836
972,143		5.500%, due 05/01/36	961,344
863,795		5.500%, due 07/01/36	853,898
229,057		5.649%, due 04/01/32	229,519
829,051		5.958%, due 10/01/44	836,185
103,000,000		6.000%, due 01/15/34	103,708,125
39,251		6.000%, due 04/01/17	39,840
377,283		6.000%, due 06/01/17	382,945
64,090		6.000%, due 01/01/18	65,052
38,667		6.000%, due 12/01/18	39,280
468,938		6.000%, due 04/01/22	475,294
1,032,683	S	6.000%, due 06/01/22	1,046,682
195,961		6.000%, due 01/01/23	198,617
155,147		6.339%, due 12/01/36	156,741
7,000,000	W	6.500%, due 01/15/35	7,133,434
147,583		6.500%, due 03/01/17	151,198
39,590		6.500%, due 07/01/29	40,619
1,500,000		6.500%, due 06/17/38	1,552,745
25,106		6.745%, due 02/01/20	25,859
1,821,115		6.791%, due 02/01/33	1,831,818
192,554		6.875%, due 04/25/24	197,233
23,125		7.099%, due 09/01/31	23,395
4,343,554		7.500%, due 08/25/35	4,462,283
			244,132,768
		Government National Mortgage Association: 0.0%
50,264	C	5.750%, due 03/16/32	50,615
			50,615
Total U.S. Government Agency Obligations (Cost $277,660,751)			276,922,120
U.S. TREASURY OBLIGATIONS: 6.3%
		Treasury Inflation Protected Securities: 6.3%
6,500,000		0.875%, due 04/15/10	6,566,378
1,700,000		2.000%, due 07/15/14	1,767,023
1,700,000	L	2.500%, due 07/15/16	1,712,130
3,400,000		3.375%, due 01/15/07	4,323,582
5,100,000		3.625%, due 01/15/08	6,440,390
Total U.S. Treasury Obligations (Cost $20,990,137)			20,809,503

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 1.8%
		Credit Card Asset-Backed Securities: 0.6%
1,900,000	C	Citibank Credit Card Issuance Trust, 5.435%, due 03/20/09	$1,901,573
			1,901,573
		Home Equity Asset-Backed Securities: 0.2%
360,096	C,L	ACE Securities Corp., 5.460%, due 10/25/35	360,375
154,235	C	Argent Securities, Inc., 5.450%, due 11/25/35	154,347
26,211	+,C	New Century Home Equity Loan Trust, 5.460%, due 09/25/35	26,225
			540,947
		Other Asset-Backed Securities: 1.0%
1,356,150	C	Countrywide Asset-Backed Certificates, 5.380%, due 01/25/46	1,357,084
1,401,636	C	Lehman XS Trust, 5.430%, due 07/25/46	1,401,636
594,645	C	Long Beach Mortgage Loan Trust, 5.630%, due 10/25/34	595,301
59,275	#,C,S	Quest Trust, 5.910%, due 06/25/34	59,490
			3,413,511
Total Asset-Backed Securities (Cost $5,853,720)			5,856,031
COLLATERALIZED MORTGAGE OBLIGATIONS: 8.7%
653,047	C	Adjustable Rate Mortgage Trust, 4.594%, due 05/25/35	642,045
877,524	C	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	863,296
1,032,576	C	Banc of America Funding Corp., 4.114%, due 05/25/35	1,009,179
830,241	C	Banc of America Mortgage Securities, 3.994%, due 07/25/33	799,318
440,674	C,L	Banc of America Mortgage Securities, 5.000%, due 05/25/34	433,823
261,632	C,S	Banc of America Mortgage Securities, 5.800%, due 01/25/34	262,961
986,583	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	976,008
612,933	C,S	Bear Stearns Alternative-A Trust, 5.390%, due 05/25/35	614,103
1,052,664	C	Bear Stearns Alternative-A Trust, 5.840%, due 11/25/36	1,056,507

Principal Amount			Value
$1,003,140	C	Citigroup Mortgage Loan Trust, Inc., 4.681%, due 08/25/35	$987,404
1,174,060	C,S,L	Countrywide Alternative Loan Trust, 5.560%, due 11/20/35	1,175,503
5,190	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.630%, due 08/25/34	5,194
429,957	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.670%, due 03/25/35	431,838
1,596,328	#,C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.690%, due 06/25/35	1,594,302
484,865	C	Downey Savings & Loan Association Mortgage Loan Trust, 6.953%, due 07/19/44	493,700
55,332		Fannie Mae, 3.500%, due 04/25/17	55,125
3,660,677	C	FHLMC Structured Pass- Through Securities, 6.158%, due 07/25/44	3,680,387
417,836	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	414,956
316,020	C	GSR Mortgage Loan Trust, 3.393%, due 06/25/34	315,250
1,074,794	C	GSR Mortgage Loan Trust, 4.540%, due 09/25/35	1,056,435
9,615	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	9,485
501,895	C	Harborview Mortgage Loan Trust, 5.570%, due 05/19/35	503,334
1,131,930	C,S	RAAC Series, 5.000%, due 09/25/34	1,123,125
208,964	C,S	Residential Accredit Loans, Inc., 5.750%, due 03/25/33	209,763
248,262	C	Residential Asset Securitization Trust, 5.750%, due 05/25/33	249,557
49,289	C,S	Residential Funding Mortgage Security I, 6.500%, due 03/25/32	49,599
479,546	C,S	Sequoia Mortgage Trust, 5.700%, due 07/20/33	481,248
1,708,761	C	Thornburg Mortgage Securities Trust, 5.440%, due 08/25/36	1,707,146
78,541	C,S	Washington Mutual, Inc., 5.596%, due 02/27/34	78,759
689,782	+,C,S	Washington Mutual, Inc., 5.620%, due 12/25/27	690,089
398,109	C,S	Washington Mutual, Inc., 5.660%, due 01/25/45	399,071
1,613,764	C	Washington Mutual, Inc., 5.777%, due 07/25/46	1,622,113

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,652,919	C	Washington Mutual, Inc., 5.777%, due 08/25/46	$1,661,610
81,718	C	Washington Mutual, Inc., 6.227%, due 08/25/42	81,874
1,652,257	C,S	Wells Fargo Mortgage- Backed Securities Trust, 3.989%, due 12/25/34	1,619,399
913,038	C,S	Wells Fargo Mortgage- Backed Securities Trust, 4.362%, due 05/25/35	896,513
825,000	C	Wells Fargo Mortgage- Backed Securities Trust, 5.537%, due 08/25/36	823,106
Total Collateralized Mortgage Obligations (Cost $29,124,415)			29,073,125
MUNICIPAL BONDS: 1.2%
		California: 0.4%
100,000	C	Golden State Tobacco Securitization Corp., 6.250%, due 06/01/33	111,885
300,000	C	Golden State Tobacco Securitization Corp., 6.750%, due 06/01/39	344,028
900,000	C	(1)Orange County Sanitation District, 5.000%, due 02/01/33	943,596
			1,399,509
		Louisiana: 0.0%
100,000	C,S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	107,148
			107,148
		New York: 0.2%
600,000	C	(2)New York City Municipal Water Finance Authority, 5.000%, due 06/15/38	632,952
			632,952
		Ohio: 0.0%
100,000	C	Kettering, 5.000%, due 12/01/30	107,651
			107,651
		Rhode Island: 0.1%
200,000	C,S	Tobacco Settlement Financing Corp., 6.250%, due 06/01/42	213,954
			213,954
		Texas: 0.2%
600,000	C	State of Texas, 4.750%, due 04/01/35	615,204
			615,204
		Wisconsin: 0.3%
185,000	C	Badger TOB Asset Securitization Corp., 6.125%, due 06/01/27	199,730

Principal Amount				Value
	$800,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	$872,432
				1,072,162
Total Municipal Bonds (Cost $3,839,025)				4,148,580
OTHER BONDS: 8.8%
			Foreign Government Bonds: 8.8%
EUR	19,330,000	@@	Bundesobligation, 4.000%, due 02/16/07	25,526,652
EUR	1,100,000	@@	Bundesrepublik Deutschland, 4.250%, due 01/04/14	1,477,870
EUR	600,000	@@	Bundesrepublik Deutschland, 4.250%, due 07/04/14	806,935
	$600,000	@@,#	Export-Import Bank of China, 4.875%, due 07/21/15	580,323
	400,000	@@,#	Hong Kong Government International Bond, 5.125%, due 08/01/14	400,406
	32,000	@@,L	Panama Government International Bond, 6.700%, due 01/26/36	33,440
	250,000	@@	Panama Government International Bond, 8.875%, due 09/30/27	318,750
	84,000	@@	Panama Government International Bond, 9.625%, due 02/08/11	96,180
	75,000	@@	South Africa Government International Bond, 9.125%, due 05/19/09	81,188
	39,211	@@	Ukraine Government International Bond, 11.000%, due 03/15/07	39,691
Total Other Bonds (Cost $28,214,208)				29,361,435

Number of Contracts/ Notional Amount	Value
OPTIONS: 0.3%
Positions in Purchased Fixed Income Options

236	Call Option CME 90-Day Eurodollar Future 6/07 Strike @ $95.25 - Exp 6/18/2007	$17,700
575	Put Option CME 90-Day Eurodollar Future 6/07 Strike @ $91.25 - Exp 6/18/2007	—
438	Put Option CME 90-Day Eurodollar Future 9/07 Strike @ $91.25 - Exp 9/17/2007	—
433	Put Option CME 90-Day Eurodollar Future 9/07 Strike @ $91.50 - Exp 9/17/2007	—

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Number of Contracts/ Notional Amount				Value
OPTIONS (continued)
	158		Put Option CME 90-Day Eurodollar Future 12/07 Strike @ $91.25 - Exp 12/17/2007	$—
	100		Put Option CME 90-Day Eurodollar Future 12/07 Strike @ $92.25 - Exp 12/17/2007	50
	72		Put Option CME 90-Day Eurodollar Future 3/08 Strike @ $91.50 - Exp 3/17/2008	36
	133		Put Option CME 90-Day Eurodollar Future 3/08 Strike @ $91.75 - Exp 3/17/2008	100
	192		Put Option LIFFE 90-Day Sterling Future 12/07 Strike @ GBP 93.25 - Exp 12/19/2007	5,357
USD	22,000,000		Put Option OTC - Merrill Lynch FNMA 6% 30-Year March TBA Strike @ $91.875 - Exp 3/6/2007	5,456
Positions in Purchased Interest Rate Swap Options
USD	10,700,000	I	Call Swaption OTC - Wachovia Bank, N.A. 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.73% - Exp 2/1/2007	353
USD	35,100,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.85% - Exp 3/26/2007	6,461
USD	12,000,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.08% - Exp 4/19/2007	35,928
USD	19,000,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.25% - Exp 6/7/2007	111,473
USD	26,200,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.5% - Exp 6/29/2007	252,647
USD	380,200,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.75% - Exp 7/2/2007	281,766

Number of Contracts/ Notional Amount				Value
USD	11,700,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 4.9% - Exp 10/25/2007	$53,608
USD	16,700,000	I	Call Swaption OTC - Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR - Fund Pays Floating Strike @ 5.00% - Exp 12/20/2007	101,879
EUR	36,400,000	I	Call Swaption OTC - Citibank N.A., London 6 Month EUR-EURIBOR - Fund Pays Floating Strike @ 3.96% - Exp 7/2/2007	59,005
GBP	6,300,000	I	Call Swaption OTC - Citibank N.A., London 6 Month GBP-LIBOR - Fund Pays Floating Strike @ 5.00% - Exp 6/15/2007	2,775
GBP	3,500,000	I	Call Swaption OTC - JPMorgan Chase Bank, N.A. 6 Month GBP-LIBOR - Fund Pays Floating Strike @ 5.0625% - Exp 6/15/2007	2,652
GBP	24,000,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 6 Month GBP-LIBOR - Fund Pays Floating Strike @ 5.1835% - Exp 9/14/2007	65,596
Total Options Purchased (Cost $1,626,191)				1,002,842
Total Long-Term Investments (Cost $396,538,927)				396,598,975

Principal Amount		Value
SHORT-TERM INVESTMENTS: 13.4%
	Commercial Paper: 5.7%
$15,700,000	Bank of America, 5.170%, due 03/15/07	$15,534,836
3,500,000	Freddie Mac Discount Note, 5.200%, due 01/23/07	3,488,406
Total Commercial Paper (Cost $19,023,242)		19,023,242
	U.S. Government Agency Obligations: 6.1%
20,200,000	Federal Home Loan Bank, 4.800%, due 01/02/07	20,194,613
Total U.S. Government Agency Obligations (Cost $20,194,613)		20,194,613

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount		Value
	U.S. Treasury Bills 0.4%
$1,430,000	4.670%, due 01/02/07	$1,416,392
Total U.S. Treasury Bills (Cost $1,416,392)		1,416,392
	Securities Lending Collateralcc: 1.2%
3,842,658	The Bank of New York Institutional Cash Reserves Fund	3,842,658
Total Securities Lending Collateral (Cost $3,842,658)		3,842,658
Total Short-Term Investments (Cost $44,476,905)		44,476,905

Total Investments in Securities (Cost $441,015,832)*	132.5%	$441,075,880
Other Assets and Liabilities - Net	(32.5)	(108,251,702)
Net Assets	100.0%	$332,824,178

@@  Foreign Issuer

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid Security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation, Orange County Sanitation District, 5.870%, due 02/01/33.

(2)  Security represents the underlying municipal obligation of an inverse floating rate obligation, New York City Municipal Water Finance Authority, 6.163%, due 06/15/38.

CAD  Canadian Dollar

DKK  Danish Krone

EUR  EU Euro

*  Cost for federal income tax purposes is $441,329,101.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,278,342
Gross Unrealized Depreciation	(2,531,563)
Net Unrealized Depreciation	$(253,221)

Written Options Outstanding on December 31, 2006

Options on Exchange Traded Future Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premium Received	Value
Call Option CME 90-Day Eurodollar Future 6/08	USD	95.75	6/15/07	236	$105,433	$(6,726)
Call Option Eurex Euro-Bund 10-Year Note Future 3/07	EUR	120.5	2/21/07	85	18,852	(1,122)
Put Option Eurex Euro-Bund 10-Year Note Future 3/07	EUR	116.5	2/21/07	85	25,110	(107,716)
					$149,395	$(115,564)
Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premium Received	Value
Call - OTC Interest Rate Swap	Lehman Brothers Special Financing Inc.	3-month USD-LIBOR	Receive	5.15%	12/20/07	USD	7,300,000	$105,467	$(110,934)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.85%	03/26/07	USD	8,400,000	55,650	(21,783)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.22%	04/19/07	USD	5,200,000	41,086	(56,202)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.34%	06/07/07	USD	8,000,000	81,360	(127,840)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.60%	06/29/07	USD	11,400,000	114,741	(288,386)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.75%	07/02/07	USD	83,300,000	692,591	(347,829)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.01%	10/25/07	USD	5,100,000	46,951	(56,796)
Call - OTC Interest Rate Swap	Wachovia Bank, N.A.	3-month USD-LIBOR	Receive	4.78%	02/01/07	USD	4,600,000	37,720	(1,201)
Call - OTC Interest Rate Swap	Citibank N.A., London	6-month EUR-EURIBOR	Receive	4.10%	07/02/07	EUR	15,500,000	195,993	(120,227)
Call - OTC Interest Rate Swap	Citibank N.A., London	6-month GBP-LIBOR	Receive	4.85%	06/15/07	GBP	1,800,000	33,172	(8,667)
Call - OTC Interest Rate Swap	JPMorgan Chase Bank N.A.	6-month GBP-LIBOR	Receive	4.85%	06/15/07	GBP	1,000,000	15,134	(4,815)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	6-month GBP-LIBOR	Receive	4.85%	09/14/07	GBP	6,900,000	138,063	(63,245)
								$1,557,928	$(1,207,925)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Information concerning open futures contracts at December 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Gain (Loss)
3-Month Euro Euribor	50	15,824,863	09/17/2007	$(43,394)
90-Day Eurodollar	179	42,369,300	03/19/2007	(21,254)
90-Day Eurodollar	392	93,207,800	03/17/2008	(143,710)
90-Day Eurodollar	289	68,471,325	06/18/2007	(19,438)
90-Day Eurodollar	193	45,796,488	09/17/2007	(151,529)
90-Day Eurodollar	442	105,030,250	12/17/2007	(134,174)
90-Day Sterling	384	88,832,847	12/19/2007	(270,152)
Euro-Bobl 5-Year Note	6	861,884	03/08/2007	(11,309)
Euro-Bund 10-Year Note	32	4,901,274	03/08/2007	(115,939)
U.S. Treasury 10-Year Note	189	20,311,594	03/21/2007	(224,461)
		485,607,624		$(1,135,360)

The following sale commitments were held by the ING PIMCO Total Return Portfolio at December 31, 2006:

Principal Amount		Descriptions	Market Value
$(12,000,000)	W	Federal National Mortgage Association, 5.000%, due 01/12/36	$(11,587,500)
(12,000,000)	W	Federal National Mortgage Association, 5.000%, due 02/13/36	(11,587,500)
(31,400,000)	W	Federal National Mortgage Association, 5.500%, due 01/12/36	(31,036,953)

Total Sale Commitments (Proceeds $54,491,719)	$(54,211,953)

At December 31, 2006 the following forward currency contracts were outstanding for the ING Pimco Total Return Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value		Unrealized Appreciation (Depreciation)
				USD
Australia Dollars AUD 142,000	Buy	01/11/07	110,377		112,053	$1,676
Australia Dollars AUD 153,000	Buy	02/01/07	119,784		120,661	877
Brazil Real BRL 402,024	Buy	06/04/07	179,836		183,481	3,645
Brazil Real BRL 402,393	Buy	06/04/07	179,840		183,649	3,809
Brazil Real BRL 399,394	Buy	06/04/07	178,620		182,281	3,661
Brazil Real BRL 399,804	Buy	06/04/07	178,763		182,468	3,705
Brazil Real BRL 420,676	Buy	05/03/07	188,011		193,044	5,033
Brazil Real BRL 422,396	Buy	01/03/07	194,000		197,590	3,590
Brazil Real BRL 846,464	Buy	01/03/07	389,000		395,962	6,962

Currency	Buy/Sell	Settlement Date	In Exchange For	Value		Unrealized Appreciation (Depreciation)
				USD
Brazil Real BRL 1,296,900	Buy	01/03/07	600,000		606,668	$6,668
Brazil Real BRL 831,498	Buy	06/04/07	375,563		379,490	3,927
Brazil Real BRL 902,765	Buy	06/04/07	407,569		412,016	4,447
Brazil Real BRL 831,498	Buy	06/04/07	375,309		379,490	4,181
Chile Pesos CLP 13,795,665	Buy	05/08/07	26,220		25,905	(315)
Chile Pesos CLP 13,411,027	Buy	05/08/07	25,466		25,182	(284)
Chile Pesos CLP 13,793,308	Buy	05/08/07	26,221		25,900	(320)
Chile Pesos CLP 4,500,000	Buy	06/19/07	8,534		8,448	(86)
China Yuan Renminbi CNY 3,155,658	Buy	05/09/07	411,000		411,946	946
China Yuan Renminbi CNY 10,020,573	Buy	05/09/07	1,305,000		1,308,107	3,107
China Yuan Renminbi CNY 10,372,978	Buy	05/09/07	1,351,000		1,354,111	3,111
China Yuan Renminbi CNY 6,892,000	Buy	05/09/07	896,929		899,696	2,767
China Yuan Renminbi CNY 4,132,000	Buy	05/09/07	538,126		539,400	1,274
China Yuan Renminbi CNY 1,750,000	Buy	05/09/07	228,132		228,449	317
China Yuan Renminbi CNY 2,229,000	Buy	05/09/07	290,348		290,978	630
China Yuan Renminbi CNY 4,581,100	Buy	11/21/07	610,000		602,618	(7,382)
China Yuan Renminbi CNY 4,580,490	Buy	11/21/07	610,000		602,537	(7,463)
China Yuan Renminbi CNY 7,753,185	Buy	11/26/07	1,035,000		1,019,888	(15,112)
China Yuan Renminbi CNY 7,753,185	Buy	11/26/07	1,035,000		1,019,888	(15,112)
EURO EUR 6,800,000	Buy	01/23/07	8,986,302		8,986,950	648
EURO EUR 8,240,000	Buy	01/23/07	10,825,522		10,890,069	64,547
India Rupees INR 2,323,000	Buy	03/20/07	50,065		51,971	1,906
Japanese Yen JPY 99,666,000	Buy	01/25/07	845,800		840,410	(5,390)
Japanese Yen JPY 741,049,000	Buy	02/15/07	6,349,599		6,265,286	(84,313)
Korea (South) Won KRW 28,157,000	Buy	02/26/07	29,410		30,312	902
Korea (South) Won KRW 35,629,000	Buy	03/21/07	37,410		38,376	966
Korea (South) Won KRW 140,700,000	Buy	03/26/07	151,862		151,566	(296)
Mexico Pesos MXN 189,675	Buy	01/16/07	17,102		17,545	443
Mexico Pesos MXN 148,325	Buy	01/16/07	13,371		13,720	349

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value		Unrealized Appreciation (Depreciation)
				USD
Mexico Pesos MXN 360,000	Buy	04/18/07	32,367		33,160	$793
Mexico Pesos MXN 360,000	Buy	04/18/07	32,358		33,160	802
Mexico Pesos MXN 5,447,832	Buy	01/16/07	494,000		503,933	9,933
Mexico Pesos MXN 3,465,473	Buy	01/16/07	315,000		320,562	5,562
Mexico Pesos MXN 2,591,280	Buy	01/16/07	236,000		239,698	3,698
Russia Rubles RUR 422,602	Buy	03/15/07	15,899		16,058	159
Russia Rubles RUR 247,699	Buy	03/15/07	9,312		9,412	100
Russia Rubles RUR 247,699	Buy	03/15/07	9,320		9,412	92
Russia Rubles RUR 1,019,877	Buy	01/17/07	38,241		38,734	493
Russia Rubles RUR 1,019,877	Buy	01/17/07	38,284		38,734	450
Russia Rubles RUR 239,123	Buy	09/19/07	9,135		9,098	(37)
Russia Rubles RUR 239,123	Buy	09/19/07	9,143		9,099	(44)
Singapore Dollars SGD 52,000	Buy	03/21/07	33,104		34,042	938
Singapore Dollars SGD 151,000	Buy	01/29/07	97,331		98,600	1,269
Taiwan New Dollars TWD 804,000	Buy	02/26/07	25,101		24,809	(292)
Taiwan New Dollars TWD 1,002,000	Buy	02/26/07	30,793		30,920	127
						$22,064

Currency	Buy/Sell	Settlement Date	In Exchange For	Value		Unrealized Appreciation (Depreciation)
				USD
Brazil Real BRL 831,498	Sell	01/3/07	385,488		388,961	$(3,473)
Brazil Real BRL 831,498	Sell	01/3/07	385,309		388,960	(3,651)
Brazil Real BRL 902,765	Sell	01/3/07	418,237		422,298	(4,061)
Canada Dollars CAD 1,287,731	Sell	01/11/07	1,126,000		1,104,627	21,373
Canada Dollars CAD 1,287,497	Sell	01/11/07	1,126,000		1,104,426	21,574
Canada Dollars CAD 947,000	Sell	01/11/07	820,773		812,345	8,428
Denmark Kroner DKK 7,289,000	Sell	03/06/07	1,282,575		1,293,957	(11,382)
Denmark Kroner DKK 10,440,000	Sell	03/06/07	1,849,949		1,853,329	(3,380)
EURO EUR 36,777,000	Sell	01/23/07	48,253,300		48,604,864	(351,564)
EURO EUR 13,000	Sell	01/23/07	17,180		17,181	(1)
British Pound Sterling GBP 1,513,000	Sell	01/11/07	2,948,837		2,962,660	(13,823)
Japanese Yen JPY 187,363,200	Sell	01/25/07	1,600,000		1,579,897	20,103
Japanese Yen JPY 140,500,590	Sell	01/25/07	1,205,000		1,184,739	20,261
Japanese Yen JPY 62,684,000	Sell	01/25/07	533,240		528,568	4,672
						$(294,924)

ING PIMCO Total Return Portfolio Credit Default Swap Agreements Outstanding on December 31, 2006:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection		(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	ABX.HE.A.06-1 Index		Buy	(0.54)%	07/25/45	USD	1,000,000	$(2,429)
Lehman Brothers Special Financing Inc.	American International Group 5.6% due 10/18/2016	I	Sell	0.055%	03/20/08	USD	1,600,000	671
JPMorgan Chase Bank, N.A.	American International Group Convertible Zero Coupon due 11/9/2031	I	Sell	0.05%	12/20/07	USD	1,600,000	489
Lehman Brothers Special Financing Inc.	Bellsouth Corporation 5.2% due 9/15/2014		Buy	(0.325)%	09/20/14	USD	3,500,000	(3,042)
Barclays Bank PLC	Citifinancial 6.625% due 6/1/2015	I	Buy	(0.145)%	06/20/15	USD	400,000	12
Morgan Stanley Capital Services Inc.	CVS Corporation 5.75% 8/15/2011	I	Buy	(0.235)%	09/20/11	USD	2,800,000	182
Morgan Stanley Capital Services Inc.	Dow Jones CDX.EM.3 Index	I	Sell	2.10%	06/20/10	USD	900,000	74,468
Morgan Stanley Capital Services Inc.	Dow Jones CDX.NA.IG.5 Index 10-Year (10-15% Tranche)	I	Sell	0.46%	12/20/15	USD	3,300,000	678
Morgan Stanley Capital Services Inc.	Dow Jones CDX.NA.IG.5 Index 7-Year (10-15% Tranche)		Buy	(0.14)%	12/20/12	USD	4,600,000	(482)
Deutsche Bank AG	Dow Jones CDX.NA.IG.7 Index		Buy	(0.40)%	12/20/11	USD	7,100,000	(1,210)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Counterparty	Reference Entity/Obligation		Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Dow Jones CDX.NA.IG.7 Index		Buy	(0.65)%	12/20/16	USD	5,800,000	$12,572
HSBC Bank USA, N.A.	Ford Motor Credit Company 7% due 10/01/2013	I	Sell	2.68%	06/20/07	USD	500,000	5,380
Lehman Brothers Special Financing Inc.	General Motors Acceptance Corporation 6.875% due 8/28/2012	I	Sell	3.55%	06/20/07	USD	500,000	7,602
BNP Paribas	iTraxx Europe HiVol Series 6 Version 1 Index		Buy	(0.85)%	12/20/16	EUR	3,000,000	3,563
Deutsche Bank AG	iTraxx Europe HiVol Series 6 Version 1 Index		Buy	(0.85)%	12/20/16	EUR	2,700,000	1,011
JPMorgan Chase Bank, N.A.	Ivy Lane CDO Ltd. Series 2006-1A Floating Rate due 2/5/2046		Buy	(1.60)%	02/05/46	USD	3,100,000	—
The Royal Bank of Scotland PLC	Republic of Indonesia 6.75% due 3/10/2014		Sell	0.40%	12/20/08	USD	200,000	(26)
Lehman Brothers Special Financing Inc.	Republic of Turkey 11.875% due 1/15/2030		Buy	(2.11)%	10/20/10	USD	100,000	(3,045)
Morgan Stanley Capital Services Inc.	Republic of Turkey 11.875% due 1/15/2030		Buy	(2.20)%	10/20/10	USD	100,000	(3,350)
JPMorgan Chase Bank, N.A.	Russian Federation 2.25% Step due 3/31/2030	I	Sell	0.77%	05/20/07	USD	200,000	443
Deutsche Bank AG	Russian Federation 5% Step due 3/31/2030	I	Sell	0.26%	12/20/07	USD	300,000	1
Goldman Sachs International	Russian Federation 5% Step due 3/31/2030	I	Sell	0.70%	03/20/07	USD	500,000	620
Merrill Lynch International	Russian Federation 5% Step due 3/31/2030	I	Sell	0.61%	03/20/07	USD	400,000	415
Morgan Stanley Capital Services Inc.	Russian Federation 5% Step due 3/31/2030	I	Sell	0.26%	12/20/07	USD	300,000	1
Barclays Bank PLC	Ukraine Government 7.65% due 6/11/2013		Sell	0.71%	12/20/08	USD	100,000	(134)
Deutsche Bank AG	Ukraine Government 7.65% due 6/11/2013		Sell	0.72%	12/20/08	USD	100,000	(116)
								$94,274

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

ING PIMCO Total Return Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2006:

		Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
7.25% and pay a floating
rate based on 3-month
NZD-BBR-FRA		6/15/09	NZD	34,600,000	$(63,964)
Counterparty:
Citibank N.A., London
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: UBS AG, London	I	6/18/09	USD	49,900,000	152,921
Receive a fixed rate equal to 6% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: JPMorgan Chase Bank, N.A.		6/20/09	AUD	16,900,000	(28,953)
Receive a fixed rate equal to 6% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: Deutsche Bank AG		6/20/09	AUD	32,700,000	(146,057)
Receive a fixed rate equal to 14.36% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	I	1/4/10	BRL	2,200,000	39,294
Receive a fixed rate equal to 12.86% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Capital Markets, L.P.		1/4/10	BRL	25,500,000	(40,341)
Receive a fixed rate equal to 12.948% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	I	1/4/10	BRL	17,300,000	87,997
Receive a floating rate based on 6-month JPY-LIBOR and pay a fixed rate equal to 2% Counterparty: Morgan Stanley Capital Services Inc.		12/20/13	JPY	1,000,000	(5)
Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	I	12/15/14	EUR	3,400,000	(20,483)
Receive a floating rate based on 6-month EUR-Euribor and pay a fixed rate equal to 4% Counterparty: HSBC Bank USA, N.A.	I	12/15/14	EUR	9,200,000	(92,657)

		Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate
based on 6-month
EUR-Euribor and pay a
fixed rate equal to 4%	I	12/15/14	EUR	1,100,000	$(11,079)
Counterparty: Deutsche
Bank AG
Receive a fixed rate equal to 5% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.		9/15/15	GBP	900,000	(21,360)
Receive a fixed rate equal to 5% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Deutsche Bank AG		9/15/15	GBP	900,000	(22,727)
Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	I	9/5/16	MXN	9,400,000	22,560
Receive a fixed rate equal to 8.72% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	9/5/16	MXN	22,900,000	67,302
Receive a fixed rate equal to 8.86% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	9/12/16	MXN	13,000,000	83,139
Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	11/4/16	MXN	21,600,000	44,572
Receive a fixed rate equal to 8.17% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	I	11/4/16	MXN	10,300,000	26,508
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5% Counterparty: The Royal Bank of Scotland PLC	I	6/20/17	USD	18,100,000	252,790
Receive a fixed rate equal to 4.5% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Royal Bank of Canada		6/15/27	CAD	700,000	(10,453)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

		Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to
6% and pay a floating rate
based on 6-month
EUR-Euribor	I	6/18/34	EUR	4,300,000	$248,029
Counterparty: Morgan
Stanley Capital Services, Inc.
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Goldman Sachs Capital Markets, L.P.	I	12/15/35	GBP	3,000,000	58,056
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG		12/15/35	USD	7,700,000	(103,426)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Barclays Bank PLC, London	I	12/15/35	GBP	1,100,000	19,152
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4% Counterparty: Deutsche Bank AG	I	12/15/35	GBP	2,900,000	(23,428)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.25% Counterparty: Goldman Sachs Capital Markets, L.P.	I	6/12/36	GBP	600,000	(14,303)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York		6/20/37	USD	1,100,000	(27,194)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG		6/20/37	USD	5,800,000	(143,388)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC		6/20/37	USD	10,700,000	(151,626)
Receive a fixed rate equal to 5% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley Capital Services, Inc.		6/20/37	USD	1,000,000	(22,072)
					$158,804

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 15.9%
		Building Materials: 0.4%
8,700		Texas Industries, Inc.	$558,801
			558,801
		Chemicals: 1.0%
7,100		Air Products & Chemicals, Inc.	498,988
7,900		Dow Chemical Co.	315,526
24,900		RPM International, Inc.	520,161
			1,334,675
		Commercial Services: 0.3%
12,525		Pharmaceutical Product Development, Inc.	403,556
			403,556
		Diversified Financial Services: 0.2%
5,600	@@	Lazard., Ltd.	265,104
			265,104
		Electric: 2.2%
28,900	@	NRG Energy, Inc.	1,618,689
18,800		Public Service Enterprise Group, Inc.	1,247,944
			2,866,633
		Electrical Components & Equipment: 0.5%
14,000	@	General Cable Corp.	611,940
			611,940
		Electronics: 1.2%
8,800		Amphenol Corp.	546,304
1,300		Applera Corp.-Applied Biosystems Group	47,697
11,800	@	FEI Co.	311,166
13,800	@	Thermo Electron Corp.	625,002
			1,530,169
		Engineering & Construction: 0.6%
27,600	@	KBR, Inc.	722,016
			722,016
		Gas: 1.1%
42,600		Southern Union Co.	1,190,670
4,500		WGL Holdings, Inc.	146,610
			1,337,280
		Healthcare-Products: 0.8%
6,750		Beckman Coulter, Inc.	403,650
15,100	@	Inverness Medical Innovations, Inc.	584,370
			988,020
		Mining: 1.2%
10,300	@@	Barrick Gold Corp.	316,210
21,900		Freeport-McMoRan Copper & Gold, Inc.	1,220,487
			1,536,697
		Miscellaneous Manufacturing: 1.0%
11,000		Cooper Industries Ltd.	994,730
5,700		ITT Corp.	323,874
			1,318,604

Shares			Value
		Oil & Gas: 0.4%
6,960		Pogo Producing Co.	$337,142
3,400		Tesoro Petroleum Corp.	223,618
			560,760
		Pharmaceuticals: 0.2%
9,700		Bristol-Myers Squibb Co.	255,304
			255,304
		Pipelines: 1.3%
10,000		Kinder Morgan, Inc.	1,057,500
7,000		Questar Corp.	581,350
			1,638,850
		Real Estate: 0.5%
11,200		Forest City Enterprises, Inc.	654,080
			654,080
		Real Estate Investment Trusts: 3.0%
6,100		Equity Office Properties Trust	293,837
27,700		General Growth Properties, Inc.	1,446,771
7,200		Host Hotels & Resorts, Inc.	176,760
11,200		Liberty Property Trust	550,368
3,100		Macerich Co.	268,367
12,500		Mack-Cali Realty Corp.	637,500
3,000		Saul Centers, Inc.	165,570
8,200		Washington Real Estate Investment Trust	328,000
			3,867,173
Total Common Stock (Cost $19,086,003)			20,449,662
PREFERRED STOCK: 1.1%
		Mining: 0.7%
675		Freeport-McMoRan Copper & Gold, Inc.	881,972
			881,972
		Savings & Loans: 0.4%
10,000		Sovereign Capital Trust	497,500
			497,500
Total Preferred Stock (Cost $1,278,756)			1,379,472
Principal Amount			Value
CONVERTIBLE BONDS: 6.9%
		Advertising: 2.3%
$2,400,000	#,C	Interpublic Group of Cos, Inc., 4.250%, due 03/15/23	2,946,000
			2,946,000
		Aerospace/Defense: 1.9%
2,500,000	C	EDO Corp., 4.000%, due 11/15/25	2,418,750
			2,418,750
		Healthcare-Products: 0.3%
500,000	#,C	EPIX Pharmaceuticals, Inc., 3.000%, due 06/15/24	401,250
			401,250

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Miscellaneous Manufacturing: 0.8%
$1,500,000	C	Roper Industries, Inc., 1.481%, due 01/15/34	$982,500
			982,500
		Pharmaceuticals: 0.9%
1,170,000		Mannkind Corp., 3.750%, due 12/15/13	1,231,425
			1,231,425
		Semiconductors: 0.7%
1,000,000	C	Veeco Instruments, Inc., 4.125%, due 12/21/08	975,000
			975,000
Total Convertible Bonds (Cost $8,569,970)			8,954,925
CORPORATE BONDS/NOTES: 72.6%
		Advertising: 0.3%
350,000	C	Interpublic Group of Cos, Inc., 7.250%, due 08/15/11	355,250
			355,250
		Aerospace/Defense: 6.0%
3,900,000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	3,948,750
3,750,000	C	Esterline Technologies Corp., 7.750%, due 06/15/13	3,843,750
			7,792,500
		Biotechnology: 3.0%
2,850,000	C	Bio-Rad Laboratories, Inc., 6.125%, due 12/15/14	2,771,625
1,000,000	C	Bio-Rad Laboratories, Inc., 7.500%, due 08/15/13	1,035,000
			3,806,625
		Building Materials: 2.4%
3,000,000	C	Texas Industries, Inc., 7.250%, due 07/15/13	3,060,000
			3,060,000
		Chemicals: 5.6%
3,000,000	#,C	Georgia Gulf Corp., 9.500%, due 10/15/14	2,940,000
550,000		Millennium America, Inc., 7.625%, due 11/15/26	504,625
1,500,000	@@,C	Nova Chemicals Corp., 6.500%, due 01/15/12	1,428,750
1,175,000	@@,C	Nova Chemicals Corp., 7.400%, due 04/01/09	1,195,563
1,200,000	@@,C	Nova Chemicals, Ltd., 7.875%, due 09/15/25	1,098,000
			7,166,938
		Coal: 0.5%
750,000	C	Massey Energy Co., 6.875%, due 12/15/13	708,750
			708,750

Principal Amount			Value
		Distribution/Wholesale: 3.5%
$4,405,000	C	Wesco Distribution, Inc., 7.500%, due 10/15/17	$4,449,050
			4,449,050
		Electric: 8.0%
3,020,000	#,C	Allegheny Energy, Inc., 8.250%, due 04/15/12	3,329,550
2,000,000	C	CMS Energy Corp., 6.875%, due 12/15/15	2,075,000
750,000	C	CMS Energy Corp., 7.750%, due 08/01/10	795,000
3,000,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	3,030,000
1,033,000	C	NRG Energy, Inc., 7.375%, due 01/15/17	1,038,165
			10,267,715
		Electrical Components & Equipment: 3.3%
4,000,000	C	General Cable Corp., 9.500%, due 11/15/10	4,260,000
			4,260,000
		Electronics: 3.0%
3,750,000	C	Itron, Inc., 7.750%, due 05/15/12	3,853,125
			3,853,125
		Forest Products & Paper: 2.7%
1,000,000	@@,C	Bowater Canada Finance, 7.950%, due 11/15/11	985,000
2,750,000	C	Bowater, Inc., 6.500%, due 06/15/13	2,523,125
			3,508,125
		Healthcare-Products: 0.6%
700,000	C	Inverness Medical Innovations, Inc., 8.750%, due 02/15/12	731,500
			731,500
		Household Products/Wares: 2.0%
2,450,000	C	Scotts Miracle-Gro Co., 6.625%, due 11/15/13	2,578,625
			2,578,625
		Machinery-Diversified: 5.7%
2,500,000	C	Gardner Denver, Inc., 8.000%, due 05/01/13	2,612,500
4,650,000	C	Manitowoc Co., 7.125%, due 11/01/13	4,719,750
			7,332,250
		Metal Fabricate/Hardware: 1.8%
2,500,000	C	Mueller Industries, Inc., 6.000%, due 11/01/14	2,340,625
			2,340,625
		Mining: 1.1%
1,500,000	@@,#,C	Novelis, Inc., 8.250%, due 02/15/15	1,458,750
			1,458,750

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Oil & Gas: 5.0%
$3,175,000	C	Frontier Oil Corp., 6.625%, due 10/01/11	$3,182,936
250,000	C	Pogo Producing Co., 6.625%, due 03/15/15	239,375
515,000	C	Tesoro Corp., 6.250%, due 11/01/12	515,000
2,470,000	C	Tesoro Corp., 6.625%, due 11/01/15	2,463,825
			6,401,136
		Pharmaceuticals: 0.3%
425,000	C	Valeant Pharmaceuticals International, 7.000%, due 12/15/11	410,125
			410,125
		Pipelines: 1.9%
2,500,000	C	Holly Energy Partners LP, 6.250%, due 03/01/15	2,387,500
			2,387,500
		Real Estate: 4.1%
2,700,000	C	Forest City Enterprises, Inc., 6.500%, due 02/01/17	2,659,500
2,615,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	2,680,375
			5,339,875
		Real Estate Investment Trusts: 5.5%
1,550,000	C	BF Saul Reit, 7.500%, due 03/01/14	1,582,938
2,500,000	C	Host Marriott LP, 6.750%, due 06/01/16	2,515,625
3,000,000	#,C	Rouse Co. LP, 6.750%, due 05/01/13	3,027,756
			7,126,319
		Retail: 1.2%
1,000,000	C	Brown Shoe Co., Inc., 8.750%, due 05/01/12	1,060,000
500,000	C	Sonic Automotive, Inc., 8.625%, due 08/15/13	517,500
			1,577,500
		Telecommunications: 3.1%
3,000,000	C	Anixter International, Inc., 5.950%, due 03/01/15	2,790,000
1,000,000		Corning, Inc., 8.875%, due 08/15/21	1,228,786
			4,018,786
		Trucking & Leasing: 2.0%
2,500,000	C	Greenbrier Cos., Inc., 8.375%, due 05/15/15	2,556,250
			2,556,250
Total Corporate Bonds/Notes (Cost $92,747,355)			93,487,319
Total Long-Term Investments (Cost $121,682,084)			124,271,378

Principal Amount		Value
SHORT-TERM INVESTMENTS: 1.8%
	U.S. Government Agency Obligations: 1.8%
$2,239,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$2,238,428
Total Short-Term Investments (Cost $2,238,428)		2,238,428

Total Investments in Securities (Cost $123,920,512)*	98.3%	$126,509,806
Other Assets and Liabilities-Net	1.7	2,238,146
Net Assets	100.0%	$128,747,952

@  Non-income producing security

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

*  Cost for federal income tax purposes is $123,941,486.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,142,495
Gross Unrealized Depreciation	(574,175)
Net Unrealized Appreciation	$2,568,320

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.8%
		Advertising: 3.0%
248,200	@,L	Clear Channel Outdoor Holdings, Inc.	$6,927,262
49,400	@,L	Getty Images, Inc.	2,115,308
86,400		Harte-Hanks, Inc.	2,394,144
125,500	@,L	Lamar Advertising Co.	8,206,445
74,500		Omnicom Group	7,788,230
96,300	@@,L	WPP Group PLC	6,523,362
			33,954,751
		Aerospace/Defense: 1.3%
99,000	@@,L	Empresa Brasileira de Aeronautica SA	4,099,590
170,000		Rockwell Collins, Inc.	10,759,300
			14,858,890
		Airlines: 1.1%
248,900		Skywest, Inc.	6,349,439
421,400		Southwest Airlines Co.	6,455,848
			12,805,287
		Apparel: 0.8%
207,900	@	Coach, Inc.	8,931,384
			8,931,384
		Banks: 3.3%
31,800		City National Corp.	2,264,160
60,500		East-West Bancorp., Inc.	2,142,910
53,100		First Horizon National Corp.	2,218,518
151,600	L	Investors Financial Services Corp.	6,468,772
171,600		Northern Trust Corp.	10,414,404
89,600		State Street Corp.	6,042,624
52,400	@,L	SVB Financial Group	2,442,888
104,300		Synovus Financial Corp.	3,215,569
104,400		UCBH Holdings, Inc.	1,833,264
			37,043,109
		Biotechnology: 3.7%
191,600	@,L	Celgene Corp.	11,022,748
56,500	@,L	Charles River Laboratories International, Inc.	2,443,625
301,300	@,@@,L	deCODE genetics, Inc.	1,364,889
40,300	@	Genzyme Corp.	2,481,674
55,600	@,L	Integra LifeSciences Holdings Corp.	2,368,004
37,800	@,L	Invitrogen Corp.	2,139,102
55,100	@,L	Martek Biosciences Corp.	1,286,034
81,200	@,L	Medimmune, Inc.	2,628,444
216,400	@,L	Millennium Pharmaceuticals, Inc.	2,358,760
31,200	@,L	Millipore Corp.	2,077,920
119,500	@,L	Nektar Therapeutics	1,817,595
86,400	@,L	PDL BioPharma, Inc.	1,740,096
254,100	@,@@,L	Qiagen NV	3,844,533
99,000	@,L	Vertex Pharmaceuticals, Inc.	3,704,580
			41,278,004
		Chemicals: 1.1%
125,000		Ecolab, Inc.	5,650,000
27,200		Sigma-Aldrich Corp.	2,113,984
84,600	@,L	Symyx Technologies	1,826,514
107,100		Valspar Corp.	2,960,244
			12,550,742

Shares			Value
		Coal: 0.4%
61,400		Consol Energy, Inc.	$1,972,782
91,000		Foundation Coal Holdings, Inc.	2,890,160
			4,862,942
		Commercial Services: 4.9%
36,300	@,L	Apollo Group, Inc.	1,414,611
63,700	@	ChoicePoint, Inc.	2,508,506
72,000		Corporate Executive Board Co.	6,314,400
74,500		DeVry, Inc.	2,086,000
76,600	L	Equifax, Inc.	3,109,960
89,700	L	H&R Block, Inc.	2,066,688
135,200	@,L	Iron Mountain, Inc.	5,589,168
45,700	@	ITT Educational Services, Inc.	3,033,109
115,000	@	LECG Corp.	2,125,200
39,300		Manpower, Inc.	2,944,749
141,200	@	Monster Worldwide, Inc.	6,585,568
74,900		Moody's Corp.	5,172,594
78,900	@@,L	Ritchie Bros Auctioneers, Inc.	4,224,306
152,800		Robert Half International, Inc.	5,671,936
86,900	@,L	Universal Technical Institute, Inc.	1,930,049
			54,776,844
		Computers: 1.7%
129,700	@,L	Cadence Design Systems, Inc.	2,322,927
95,000	@	Cognizant Technology Solutions Corp.	7,330,200
33,200	@,L	DST Systems, Inc.	2,079,316
58,000		Factset Research Systems, Inc.	3,275,840
98,100		Jack Henry & Associates, Inc.	2,099,340
88,800	@	Synopsys, Inc.	2,373,624
			19,481,247
		Cosmetics/Personal Care: 0.6%
210,100		Avon Products, Inc.	6,941,704
			6,941,704
		Distribution/Wholesale: 0.9%
38,000	L	CDW Corp.	2,672,160
72,000	L	Fastenal Co.	2,583,360
75,000	L	WW Grainger, Inc.	5,245,500
			10,501,020
		Diversified Financial Services: 6.4%
20,300	@,L	Affiliated Managers Group, Inc.	2,134,139
35,100		Blackrock, Inc.	5,331,690
74,000	@	Cbot Holdings, Inc.	11,208,780
107,500		Charles Schwab Corp.	2,079,050
19,000		Chicago Mercantile Exchange Holdings, Inc.	9,685,250
220,000	@	E*Trade Financial Corp.	4,932,400
135,500	L	Eaton Vance Corp.	4,472,855
66,000		Federated Investors, Inc.	2,229,480
85,200	@,L	IntercontinentalExchange, Inc.	9,193,080
47,300	L	International Securities Exchange, Inc.	2,213,167
100,100	L	Janus Capital Group, Inc.	2,161,159
80,600	@@,L	Lazard Ltd.	3,815,604
26,000	L	Legg Mason, Inc.	2,471,300
88,000		Nuveen Investments, Inc.	4,565,440
17,800	@,L	Nymex Holdings, Inc.	2,207,378

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Diversified Financial Services (continued)
70,000		OptionsXpress Holdings, Inc.	$1,588,300
129,400	@,L	TD Ameritrade Holding Corp.	2,093,692
			72,382,764
		Electric: 0.8%
395,000	@	AES Corp.	8,705,800
2,201	@	Dynegy, Inc.	15,935
			8,721,735
		Electrical Components & Equipment: 0.4%
148,050	L	Ametek, Inc.	4,713,912
			4,713,912
		Electronics: 2.5%
176,500	@,L	Cogent, Inc.	1,943,265
44,700	@,L	Cymer, Inc.	1,964,565
73,700	@	Dolby Laboratories, Inc.	2,286,174
64,500	@,L	Flir Systems, Inc.	2,053,035
27,200	@@,L	Garmin Ltd.	1,513,952
138,000		Gentex Corp.	2,147,280
93,000	@	II-VI, Inc.	2,598,420
182,400		Jabil Circuit, Inc.	4,477,920
86,300		National Instruments Corp.	2,350,812
50,000	@	Thermo Electron Corp.	2,264,500
89,000	@	Waters Corp.	4,358,330
			27,958,253
		Engineering & Construction: 0.8%
75,600		Fluor Corp.	6,172,740
49,100	@	Foster Wheeler, Ltd.	2,707,374
			8,880,114
		Entertainment: 1.4%
68,200	@,L	DreamWorks Animation SKG, Inc.	2,011,218
203,000	L	International Game Technology	9,378,600
144,750	@,L	Shuffle Master, Inc.	3,792,450
			15,182,268
		Environmental Control: 0.4%
53,200	@,L	Stericycle, Inc.	4,016,600
			4,016,600
		Food: 1.2%
109,000	L	Hershey Co.	5,428,200
53,400		McCormick & Co., Inc.	2,059,104
125,750		WM Wrigley Jr. Co.	6,503,790
			13,991,094
		Healthcare - Products: 5.3%
121,800	@,L	American Medical Systems Holdings, Inc.	2,255,736
48,400	@,L	Arthrocare Corp.	1,932,128
29,000		Becton Dickinson & Co.	2,034,350
51,900		CR Bard, Inc.	4,306,143
52,600		Dade Behring Holdings, Inc.	2,094,006
68,100		Dentsply International, Inc.	2,032,785
38,200	@	Edwards Lifesciences Corp.	1,796,928
40,100	@	Gen-Probe, Inc.	2,100,037
76,400	@	Henry Schein, Inc.	3,742,072
43,000	@,L	Hologic, Inc.	2,033,040

Shares			Value
62,300	@,L	Kyphon, Inc.	$2,516,920
53,900	@,L	Patterson Cos., Inc.	1,913,989
86,800	@,L	Resmed, Inc.	4,272,296
81,900	@	Respironics, Inc.	3,091,725
207,000	@	St. Jude Medical, Inc.	7,567,920
87,000	@	Techne Corp.	4,824,150
93,900	@	Varian Medical Systems, Inc.	4,466,823
40,200	@	Ventana Medical Systems	1,729,806
56,000	@,L	Zimmer Holdings, Inc.	4,389,280
			59,100,134
		Healthcare - Services: 3.4%
104,450	@	Coventry Health Care, Inc.	5,227,723
63,000	@	DaVita, Inc.	3,583,440
94,600	L	Health Management Associates, Inc.	1,997,006
72,000	@	Health Net, Inc.	3,503,520
67,400	@,L	Healthways, Inc.	3,215,654
78,700	@	Humana, Inc.	4,352,897
44,900	@,L	Laboratory Corp. of America Holdings	3,298,803
52,200	@	LifePoint Hospitals, Inc.	1,759,140
94,700	@	Lincare Holdings, Inc.	3,772,848
95,100	L	Manor Care, Inc.	4,462,092
66,000		Quest Diagnostics	3,498,000
			38,671,123
		Home Builders: 1.6%
45,900	L	Centex Corp.	2,582,793
41,000	L	KB Home	2,102,480
59,000	L	Lennar Corp.	3,095,140
37,000	@,L	Meritage Homes Corp.	1,765,640
68,200		Pulte Homes, Inc.	2,258,784
47,400	L	Thor Industries, Inc.	2,085,126
54,600	@,L	Toll Brothers, Inc.	1,759,758
65,600	L	Winnebago Industries	2,158,896
			17,808,617
		Home Furnishings: 0.2%
22,000	L	Harman International Industries, Inc.	2,198,020
			2,198,020
		Household Products/Wares: 0.4%
30,800		Avery Dennison Corp.	2,092,244
31,500		Clorox Co.	2,020,725
			4,112,969
		Insurance: 2.6%
24,900		AMBAC Financial Group, Inc.	2,217,843
47,400	@,@@	Arch Capital Group Ltd.	3,204,714
75,700	@@	Axis Capital Holdings Ltd.	2,526,109
88,400	L	Brown & Brown, Inc.	2,493,764
32,300		Cigna Corp.	4,249,711
6,800	@	Markel Corp.	3,264,680
74,700	L	Marsh & McLennan Cos., Inc.	2,290,302
29,000	L	MBIA, Inc.	2,118,740
91,200	@	Onebeacon Insurance Group, Ltd.	2,553,600
40,500	@@	RenaissanceRe Holdings Ltd.	2,430,000
55,700	@@	Willis Group Holdings Ltd.	2,211,847
			29,561,310

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Internet: 2.6%
78,100	@,L	Amazon.com, Inc.	$3,081,826
36,200	@,@@,L	Baidu.com ADR	4,080,464
101,400	@,@@,L	Check Point Software Technologies	2,222,688
85,500	@,L	Checkfree Corp.	3,433,680
55,600	@,L	Digital River, Inc.	3,101,924
31,900	@	F5 Networks, Inc.	2,367,299
115,000	@	McAfee, Inc.	3,263,700
78,800	@,@@,L	Sina Corp.	2,261,560
142,100	@,L	VeriSign, Inc.	3,417,505
89,600	@	Websense, Inc.	2,045,568
			29,276,214
		Leisure Time: 1.5%
49,900		Brunswick Corp.	1,591,810
145,700		Harley-Davidson, Inc.	10,267,479
60,500	L	Royal Caribbean Cruises Ltd.	2,503,490
72,900	@,L	WMS Industries, Inc.	2,541,294
			16,904,073
		Lodging: 3.6%
46,000	L	Boyd Gaming Corp.	2,084,260
110,000		Choice Hotels International, Inc.	4,631,000
261,200	L	Hilton Hotels Corp.	9,115,880
187,800		Marriott International, Inc.	8,961,816
24,000	@@,L	Melco Pbl Entertainment ADR	510,240
102,000		Starwood Hotels & Resorts Worldwide, Inc.	6,375,000
31,000	L	Station Casinos, Inc.	2,531,770
70,000	@,L	Wynn Resorts Ltd.	6,569,500
			40,779,466
		Machinery-Construction & Mining: 0.4%
82,500		Joy Global, Inc.	3,988,050
			3,988,050
		Machinery-Diversified: 0.8%
125,700		Graco, Inc.	4,980,234
37,400		IDEX Corp.	1,773,134
62,000	@,L	Zebra Technologies Corp.	2,156,980
			8,910,348
		Media: 1.2%
155,300		Citadel Broadcasting Corp.	1,546,788
46,800		EW Scripps Co.	2,337,192
35,000		McGraw-Hill Cos., Inc.	2,380,700
39,400	L	Meredith Corp.	2,220,190
59,000	@@	Rogers Communications, Inc.	3,516,400
170,500	@	Salem Communications Corp.	2,037,475
			14,038,745
		Metal Fabricate/Hardware: 0.8%
121,400		Precision Castparts Corp.	9,503,192
			9,503,192
		Miscellaneous Manufacturing: 0.7%
44,100		ITT Corp.	2,505,762
62,800		Pall Corp.	2,169,740
66,500		Roper Industries, Inc.	3,340,960
			8,016,462

Shares			Value
		Office Furnishings: 0.2%
48,400		HNI, Corp.	$2,149,444
			2,149,444
		Oil & Gas: 1.9%
75,600	@,L	Bill Barrett Corp.	2,057,076
200,400	@,@@,L	Compton Petroleum Corp.	1,827,648
30,000	L	Diamond Offshore Drilling	2,398,200
124,000	@,L	Mariner Energy, Inc.	2,430,400
93,000		Murphy Oil Corp.	4,729,050
90,000	@,@@,L	Nabors Industries Ltd.	2,680,200
42,000	@,L	Ultra Petroleum Corp.	2,005,500
74,200		XTO Energy, Inc.	3,491,110
			21,619,184
		Oil & Gas Services: 3.1%
69,900		BJ Services Co.	2,049,468
170,600	@	Cameron International Corp.	9,050,330
36,900	@,@@,L	Core Laboratories NV	2,988,900
189,300	@	Grant Prideco, Inc.	7,528,461
201,100		Smith International, Inc.	8,259,177
24,900	@	Tetra Technologies, Inc.	636,942
113,400	@	Weatherford International Ltd.	4,738,986
			35,252,264
		Packaging & Containers: 0.2%
32,100		Sealed Air Corp.	2,083,932
			2,083,932
		Pharmaceuticals: 3.8%
94,300	@,L	Alkermes, Inc.	1,260,791
73,232	L	Allergan, Inc.	8,768,800
53,800	@,L	Amylin Pharmaceuticals, Inc.	1,940,566
141,300	@,L	Atherogenics, Inc.	1,400,283
53,900	@,L	Cephalon, Inc.	3,795,099
92,800	@	Express Scripts, Inc.	6,644,480
145,400	@	Medco Health Solutions, Inc.	7,770,176
102,500	@,L	Neurocrine Biosciences, Inc.	1,068,050
38,700	L	Omnicare, Inc.	1,494,981
61,300	@,L	OSI Pharmaceuticals, Inc.	2,144,274
67,300	@,L	Sepracor, Inc.	4,144,334
90,300	@	Theravance, Inc.	2,789,367
			43,221,201
		Pipelines: 0.6%
236,000	L	Williams Cos., Inc.	6,164,320
			6,164,320
		Retail: 5.4%
43,000	L	Advance Auto Parts, Inc.	1,529,080
187,000	@	Bed Bath & Beyond, Inc.	7,124,700
71,900	@,L	Cheesecake Factory	1,768,740
60,000	@,L	Dick's Sporting Goods, Inc.	2,939,400
135,500		Dollar General Corp.	2,176,130
119,400		Family Dollar Stores, Inc.	3,502,002
138,000	L	Fred's, Inc.	1,661,520
56,200	L	Men's Wearhouse, Inc.	2,150,212
97,600	@,L	O'Reilly Automotive, Inc.	3,129,056
39,400	@,L	Panera Bread Co.	2,202,854
109,000		Petsmart, Inc.	3,145,740
90,000	L	Ross Stores, Inc.	2,637,000
137,955		Staples, Inc.	3,683,399
158,000	L	Tiffany & Co.	6,199,920
75,550	@@	Tim Hortons, Inc.	2,187,928

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
258,000		TJX Cos., Inc.	$7,358,160
50,600	@,L	Tractor Supply Co.	2,262,326
100,000	@,L	Urban Outfitters, Inc.	2,303,000
103,000	L	Williams-Sonoma, Inc.	3,238,320
			61,199,487
		Semiconductors: 8.5%
447,500	@	Altera Corp.	8,806,800
207,000		Analog Devices, Inc.	6,804,090
156,850	@,L	Broadcom Corp.	5,067,824
121,400	@,L	Fairchild Semiconductor International, Inc.	2,040,734
201,500	@	Integrated Device Technology, Inc.	3,119,220
99,800	L	Intersil Corp.	2,387,216
41,800	L	KLA-Tencor Corp.	2,079,550
52,200	@,L	Lam Research Corp.	2,642,364
310,300	L	Linear Technology Corp.	9,408,295
294,800	@,@@,L	Marvell Technology Group Ltd.	5,657,212
266,000		Maxim Integrated Products	8,144,920
109,000	@	MEMC Electronic Materials, Inc.	4,266,260
279,000		Microchip Technology, Inc.	9,123,300
283,000	L	National Semiconductor Corp.	6,424,100
112,000	@	QLogic Corp.	2,455,040
111,400	@	Semtech Corp.	1,455,998
129,000	@,L	Silicon Laboratories, Inc.	4,469,850
162,000	@,L	Teradyne, Inc.	2,423,520
370,000	L	Xilinx, Inc.	8,809,700
			95,585,993
		Software: 8.3%
199,180	@,L	Activision, Inc.	3,433,863
82,700	@	Adobe Systems, Inc.	3,400,624
93,100	@	American Reprographics Co.	3,101,161
231,800	@	Autodesk, Inc.	9,378,628
50,100	@,L	Avid Technology, Inc.	1,866,726
92,100	@	Citrix Systems, Inc.	2,491,305
57,000	@,@@	Cognos, Inc.	2,420,220
37,500	@	Dun & Bradstreet Corp.	3,104,625
148,900	@,L	Electronic Arts, Inc.	7,498,604
52,500	L	Fair Isaac Corp.	2,134,125
51,800		Fidelity National Information Services, Inc.	2,076,662
46,800	@	Fiserv, Inc.	2,453,256
61,700		Global Payments, Inc.	2,856,710
55,350	@	Hyperion Solutions Corp.	1,989,279
195,300	@,L	Intuit, Inc.	5,958,603
198,000		MoneyGram International, Inc.	6,209,280
186,600	@,L	Navteq Corp.	6,525,402
223,900		Paychex, Inc.	8,853,006
229,700	@,L	Red Hat, Inc.	5,283,100
84,000	@,L	Salesforce.com, Inc.	3,061,800
160,000	@@,L	Satyam Computer Services Ltd. ADR	3,841,600
34,700		SEI Investments Co.	2,066,732
98,400	@,L	THQ, Inc.	3,199,968
			93,205,279

Shares			Value
		Telecommunications: 3.6%
282,700	@,L	American Tower Corp.	$10,539,056
302,300	@,L	Crown Castle International Corp.	9,764,290
122,000	@,L	Juniper Networks, Inc.	2,310,680
64,100	@,L	NeuStar, Inc.	2,079,404
85,000	@,L	NII Holdings, Inc.	5,477,400
313,150	@,L	SBA Communications Corp.	8,611,625
78,600	@,L	Time Warner Telecom, Inc.	1,566,498
			40,348,953
		Textiles: 0.4%
98,600		Cintas Corp.	3,915,406
			3,915,406
		Transportation: 2.0%
109,700		CH Robinson Worldwide, Inc.	4,485,633
141,000	L	Expeditors International Washington, Inc.	5,710,500
128,100		Landstar System, Inc.	4,890,858
253,000	@@	UTI Worldwide, Inc.	7,564,700
			22,651,691
Total Common Stock (Cost $979,099,693)			1,124,098,541

Principal Amount		Value
SHORT-TERM INVESTMENTS: 27.5%
	Securities Lending Collateralcc: 27.5%
$309,512,716	The Bank of New York Institutional Cash Reserves Fund	$309,512,716
Total Short-Term Investments (Cost $309,512,716)		309,512,716

Total Investments in Securities (Cost $1,288,612,409)*	127.3%	$1,433,611,257
Other Assets and Liabilities-Net	(27.3)	(307,829,977)
Net Assets	100.0%	$1,125,781,280

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $1,291,875,981.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$185,727,357
Gross Unrealized Depreciation	(43,992,081)
Net Unrealized Appreciation	$141,735,276

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.3%
		Aerospace/Defense: 0.5%
90,300		General Dynamics Corp.	$6,713,805
			6,713,805
		Airlines: 1.0%
886,600		Southwest Airlines Co.	13,582,712
			13,582,712
		Apparel: 0.5%
69,500	L	Nike, Inc.	6,882,585
			6,882,585
		Banks: 4.4%
590,283	@@	Anglo Irish Bank Corp. PLC	12,222,888
172,000	@@	Erste Bank der Oesterreichischen Sparkassen AG	13,169,543
166,000		Northern Trust Corp.	10,074,540
269,500		State Street Corp.	18,175,080
1,058,400	@@	UniCredito Italiano S.p.A.	9,252,239
			62,894,290
		Beverages: 1.3%
93,800	@@	InBev NV	6,171,883
184,700		PepsiCo, Inc.	11,552,985
			17,724,868
		Biotechnology: 2.9%
337,400	@	Amgen, Inc.	23,047,794
143,100	@,L	Celgene Corp.	8,232,543
120,700	@,L	Genentech, Inc.	9,792,391
			41,072,728
		Chemicals: 0.6%
160,400		Monsanto Co.	8,425,812
			8,425,812
		Commercial Services: 1.8%
682,700	@@	Accenture Ltd.	25,212,111
			25,212,111
		Computers: 1.5%
28,300	@	Affiliated Computer Services, Inc.	1,382,172
96,600	@	Apple Computer, Inc.	8,195,544
178,200	@	Dell, Inc.	4,471,038
582,000	@,L	EMC Corp.	7,682,400
			21,731,154
		Cosmetics/Personal Care: 1.0%
223,880		Procter & Gamble Co.	14,388,768
			14,388,768
		Distribution/Wholesale: 0.3%
112,400	L	Fastenal Co.	4,032,912
			4,032,912
		Diversified Financial Services: 12.3%
359,600		American Express Co.	21,816,932
619,000		Charles Schwab Corp.	11,971,460
4,000		Chicago Mercantile Exchange Holdings, Inc.	2,039,000
402,910		Citigroup, Inc.	22,442,087
264,700	L	Countrywide Financial Corp.	11,236,515

Shares			Value
24,900	@@	Deutsche Boerse AG	$4,585,840
584,300	@	E*Trade Financial Corp.	13,100,006
119,000		Franklin Resources, Inc.	13,110,230
47,900		Goldman Sachs Group, Inc.	9,548,865
107,300	L	Legg Mason, Inc.	10,198,865
157,400		Morgan Stanley	12,817,082
273,800		SLM Corp.	13,353,226
462,000	@@	UBS AG	27,959,184
			174,179,292
		Entertainment: 0.6%
198,600		International Game Technology	9,175,320
			9,175,320
		Food: 0.7%
147,900		Sysco Corp.	5,436,804
97,200		Whole Foods Market, Inc.	4,561,596
			9,998,400
		Healthcare-Products: 2.6%
320,300		Medtronic, Inc.	17,139,253
125,100	@	St. Jude Medical, Inc.	4,573,656
160,600		Stryker Corp.	8,850,666
76,900	@,L	Zimmer Holdings, Inc.	6,027,422
			36,590,997
		Healthcare-Services: 4.9%
203,000	L	Aetna, Inc.	8,765,540
89,600	@	Humana, Inc.	4,955,776
626,300	L	UnitedHealth Group, Inc.	33,651,099
285,400	@	WellPoint, Inc.	22,458,126
			69,830,541
		Home Builders: 0.6%
169,700	L	Lennar Corp.	8,902,462
			8,902,462
		Home Furnishings: 1.0%
137,000	L	Harman International Industries, Inc.	13,687,670
			13,687,670
		Household Products/Wares: 0.4%
127,470	@@	Reckitt Benckiser PLC	5,814,812
			5,814,812
		Insurance: 3.0%
311,800		American International Group, Inc.	22,343,588
54,600		Hartford Financial Services Group, Inc.	5,094,726
173,500	L	Prudential Financial, Inc.	14,896,710
			42,335,024
		Internet: 4.2%
331,100	@,L	Amazon.com, Inc.	13,065,206
195,700	@	eBay, Inc.	5,884,699
54,900	@	Google, Inc.	25,280,352
332,141	@	Liberty Media Holding Corp.-Interactive	7,164,281
328,100	@,L	Yahoo!, Inc.	8,379,674
			59,774,212

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Leisure Time: 0.4%
114,000	L	Carnival Corp.	$5,591,700
			5,591,700
		Lodging: 1.7%
115,000		Marriott International, Inc.	5,487,800
153,500	@,L	MGM Mirage	8,803,225
107,000	@,L	Wynn Resorts Ltd.	10,041,950
			24,332,975
		Machinery-Construction & Mining: 0.5%
136,000		Joy Global, Inc.	6,574,240
			6,574,240
		Machinery-Diversified: 0.3%
50,400		Deere & Co.	4,791,528
			4,791,528
		Media: 3.9%
116,600	@,L	EchoStar Communications Corp.	4,434,298
351,500	@@,L	Grupo Televisa SA	9,494,015
120,488	@	Liberty Media Holding Corp.	11,805,414
294,700	@@	Rogers Communications, Inc.	17,564,120
293,500	@	Viacom, Inc.	12,042,305
			55,340,152
		Mining: 0.8%
538,400	@@	BHP Billiton Ltd.	10,708,294
			10,708,294
		Miscellaneous Manufacturing: 6.5%
281,800		Danaher Corp.	20,413,592
1,597,700		General Electric Co.	59,450,417
400,500	@@	Tyco International Ltd.	12,175,200
			92,039,209
		Oil & Gas: 3.2%
127,800		EOG Resources, Inc.	7,981,110
189,538		ExxonMobil Corp.	14,524,297
121,300	L	Murphy Oil Corp.	6,168,105
225,800	@@	Total SA	16,247,982
			44,921,494
		Oil & Gas Services: 3.0%
210,100	L	Baker Hughes, Inc.	15,686,066
419,200	L	Schlumberger Ltd.	26,476,672
			42,162,738
		Pharmaceuticals: 7.2%
417,300		Caremark Rx, Inc.	23,832,003
116,800		Eli Lilly & Co.	6,085,280
179,000	@	Gilead Sciences, Inc.	11,622,470
201,900	@	Medco Health Solutions, Inc.	10,789,536
319,337	@@	Novartis AG	18,344,714
81,100	@@	Roche Holding AG	14,509,891
118,200	@,L	Sepracor, Inc.	7,278,756
176,000		Wyeth	8,961,920
			101,424,570
		Retail: 6.4%
68,975		Best Buy Co., Inc.	3,392,880
265,200	L	CVS Corp.	8,197,332

Shares			Value
147,300	L	Home Depot, Inc.	$5,915,568
284,300	@	Kohl's Corp.	19,454,649
323,400		Petsmart, Inc.	9,333,324
321,400		Target Corp.	18,335,870
161,700		Walgreen Co.	7,420,413
100,600	@@,L	Wal-Mart de Mexico SA de CV	4,416,330
305,500	L	Wal-Mart Stores, Inc.	14,107,990
			90,574,356
		Semiconductors: 5.1%
318,000		Analog Devices, Inc.	10,452,660
450,100	L	Applied Materials, Inc.	8,304,345
121,200	@,@@	ASML Holding NV	2,985,156
216,600		Intel Corp.	4,386,150
837,200	@,@@,L	Marvell Technology Group Ltd.	16,065,868
407,000		Maxim Integrated Products	12,462,340
5,794	@@	Samsung Electronics Co., Ltd.	3,800,914
114,600		Texas Instruments, Inc.	3,300,480
429,400	L	Xilinx, Inc.	10,224,014
			71,981,927
		Software: 5.0%
202,200	@	Adobe Systems, Inc.	8,314,464
248,900	@	Autodesk, Inc.	10,070,494
339,000		Automatic Data Processing, Inc.	16,695,750
167,600	@,L	Intuit, Inc.	5,113,476
856,525		Microsoft Corp.	25,575,837
297,000	@	Oracle Corp.	5,090,580
			70,860,601
		Telecommunications: 6.7%
350,000	@,@@	Amdocs Ltd.	13,562,500
345,600	@@	America Movil SA de CV	15,628,032
622,900	@	Cisco Systems, Inc.	17,023,857
264,800	@,L	Corning, Inc.	4,954,408
465,700	@,L	Crown Castle International Corp.	15,042,110
505,100	@,L	Juniper Networks, Inc.	9,566,594
111,800		Qualcomm, Inc.	4,224,922
2,686,000	@@	Telefonaktiebolaget LM Ericsson	10,800,840
95,000	@@	TELUS Corp.	4,243,650
			95,046,913
		Transportation: 0.5%
173,700		Expeditors International Washington, Inc.	7,034,850
			7,034,850
Total Common Stock (Cost $1,142,839,366)			1,376,336,022

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 17.7%
	Securities Lending Collateralcc: 17.7%
$250,015,114	The Bank of New York Institutional Cash Reserves Fund	250,015,114
Total Short-Term Investments (Cost $250,015,114)		250,015,114

Total Investments in Securities (Cost $1,392,854,480)*	115.0%	$1,626,351,136
Other Assets and Liabilities-Net	(15.0)	(211,742,887)
Net Assets	100.0%	$1,414,608,249

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $1,397,820,014.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$245,953,444
Gross Unrealized Depreciation	(17,422,322)
Net Unrealized Appreciation	$228,531,122

See Accompanying Notes to Financial Statements

ING TEMPLETON FOREIGN  PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 95.8%
		Australia: 2.0%
14,411		Alumina Ltd.	$71,944
13,204		National Australia Bank Ltd.	420,372
113,847		Qantas Airways Ltd.	469,251
			961,567
		Belgium: 0.6%
10,230		AGFA-Gevaert NV	260,725
			260,725
		Bermuda: 1.5%
7,220		ACE Ltd.	437,315
3,720		XL Capital Ltd.	267,914
			705,229
		Brazil: 1.4%
10,560		Empresa Brasileira de Aeronautica SA	437,290
15,490		Tele Norte Leste Participacoes SA ADR	231,111
			668,401
		Canada: 1.6%
2,200		Alcan, Inc.	107,118
12,626		BCE, Inc.	339,970
36,800	@	Domtar, Inc.	310,835
			757,923
		China: 4.2%
127,500	@	Byd Co., Ltd.	486,544
256,500		China Shenhua Energy Co., Ltd.	616,637
1,180,000		China Telecom Corp., Ltd.	644,285
580,000		Shanghai Electric Group Co., Ltd.	242,827
			1,990,293
		Denmark: 0.8%
8,960	@	Vestas Wind Systems A/S	377,078
			377,078
		Finland: 2.3%
7,650		Stora Enso OYJ	120,339
16,990		Stora Enso OYJ (Euro Denominated Security)	267,891
28,100		UPM-Kymmene OYJ	707,961
			1,096,191
		France: 9.6%
2,940		Accor SA	227,337
11,181		AXA SA	450,722
5,130		Compagnie Generale des Etablissements Michelin	490,032
6,620		Electricite de France	481,361
26,050		France Telecom SA	718,723
8,600		Sanofi-Aventis	792,926
8,360		Suez SA	432,074
29,280		Thomson	571,900
5,230		Total SA	376,337
			4,541,412
		Germany: 9.7%
1,170		BASF AG	114,101
10,450		Bayerische Motoren Werke AG	600,210
13,470		Celesio AG	714,454
24,380		Deutsche Post AG	735,833
4,720		EON AG	640,261
39,890	@	Infineon Technologies AG	558,693

Shares			Value
1,780		Muenchener Rueckversicherungs AG	$306,697
6,410		Siemens AG	632,929
2,690		Siemens AG ADR	265,100
			4,568,278
		Hong Kong: 2.1%
36,200		Cheung Kong Holdings Ltd. ADR	445,676
42,000	@	Hutchison Whampoa Ltd.	425,802
11,500		Swire Pacific Ltd.	123,313
			994,791
		Israel: 0.3%
5,990	@	Check Point Software Technologies	131,301
			131,301
		Italy: 2.7%
7,335		ENI S.p.A.	246,714
32,952		Mediaset S.p.A.	390,241
71,357		UniCredito Italiano S.p.A.	623,783
			1,260,738
		Japan: 4.5%
12,400		Fuji Photo Film Co., Ltd.	510,733
14,000	@	Hitachi Ltd.	87,205
12,500		Konica Minolta Holdings, Inc.	176,409
18		Mitsubishi UFJ Financial Group, Inc.	223,304
900		Nintendo Co., Ltd.	233,000
6,000		Olympus Corp.	188,307
13,700		Sony Corp.	586,706
2,000		Takeda Pharmaceutical Co., Ltd.	137,072
			2,142,736
		Mexico: 1.1%
18,880		Telefonos de Mexico SA de CV	533,549
			533,549
		Netherlands: 5.1%
11,110		Koninklijke Philips Electronics NV	417,771
31,370		Reed Elsevier NV	534,131
8,980		Royal Dutch Shell PLC ADR	638,927
7,860		SBM Offshore NV	269,722
10,910		Unilever NV	297,510
11,530		Vedior NV	238,360
			2,396,421
		Norway: 2.1%
23,140		Norske Skogindustrier ASA	397,040
30,760		Telenor ASA	576,399
			973,439
		Portugal: 0.8%
27,570		Portugal Telecom SGPS SA	357,499
			357,499
		Singapore: 1.5%
35,000		DBS Group Holdings Ltd.	513,834
96,000		Singapore Telecommunications Ltd.	204,733
			718,567
		South Africa: 0.6%
18,360		Sappi Ltd. ADR	307,897
			307,897

See Accompanying Notes to Financial Statements

ING TEMPLETON FOREIGN  PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		South Korea: 5.7%
7,240		Kookmin Bank ADR	$583,834
18,390		Korea Electric Power Corp. ADR	417,637
4,210		Posco ADR	348,041
3,200	#	Samsung Electronics Co., Ltd. GDR	1,054,624
10,610		SK Telecom Co., Ltd. ADR	280,953
			2,685,089
		Spain: 4.8%
26,600		Banco Santander Central Hispano SA	495,321
8,507		Iberdrola SA	370,857
19,706		Repsol YPF SA	678,972
34,090		Telefonica SA	723,755
			2,268,905
		Sweden: 2.8%
7,550		Atlas Copco AB	252,797
2,220		Autoliv, Inc.	133,866
3,660		ForeningsSparbanken AB	132,610
29,390		Nordea Bank AB	453,276
14,950		Securitas AB	230,852
12,940	@	Securitas Direct AB	41,017
14,950	@	Securitas Systems AB	60,491
			1,304,909
		Switzerland: 3.9%
2,170		Adecco SA	147,900
1,650		Lonza Group AG	142,221
1,640		Nestle SA	581,720
7,791		Swiss Reinsurance	660,294
5,150		UBS AG	311,666
			1,843,801
		Taiwan: 1.4%
5,727		Chunghwa Telecom Co., Ltd. ADR	112,994
74,417	#	Compal Electronics, Inc. GDR	331,719
15,063		Lite-On Technology Corp. GDR	203,629
			648,342
		United Kingdom: 22.7%
18,360		Aviva PLC	294,536
67,240		BAE Systems PLC	559,005
20,515		Boots Group PLC	335,810
37,030		BP PLC	412,925
46,740		British Sky Broadcasting PLC	477,851
37,050		Burberry Group PLC	466,674
64,210		Cadbury Schweppes PLC	685,799
150,750		Compass Group PLC	854,026
87,310		GKN PLC	473,903
29,480		GlaxoSmithKline PLC	775,937
106,410		Group 4 Securicor PLC	391,696
41,200		HSBC Holdings PLC	754,051
72,560		Kingfisher PLC	338,321
12,020		Lloyds TSB Group PLC	135,123
17,000		National Grid PLC	246,047
162,450		Old Mutual PLC	552,888
14,080		Pearson PLC	212,211
22,280		Rolls-Royce Group PLC-Class B	194,701
707,943	@	Rolls-Royce Group PLC	1,386
22,100		Royal Bank of Scotland Group PLC	860,092
13,310		Smiths Group PLC	257,930
14,090		Standard Chartered PLC	410,460
264,276		Vodafone Group PLC	729,839

Shares		Value
30,530	WM Morrison Supermarkets PLC	$151,953
11,150	Yell Group PLC	124,146
		10,697,310
	Total Common Stock (Cost $39,508,086)	45,192,391

Principal Amount		Value
SHORT-TERM INVESTMENTS: 13.4%
	U.S. Government Agency Obligations: 13.4%
$6,338,000	Federal Home Loan Bank, 4.800%, due 01/02/07	6,336,310
Total Short-Term Investments (Cost $6,336,310)		6,336,310

Total Investments in Securities (Cost $45,844,396)*	109.2%	$51,528,701
Other Assets and Liabilities-Net	(9.2)	(4,335,944)
Net Assets	100.0%	$47,192,757

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,754,521
Gross Unrealized Depreciation	(70,216)
Net Unrealized Appreciation	$5,684,305

See Accompanying Notes to Financial Statements

ING TEMPLETON FOREIGN  PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	2.5%
Airlines	1.0
Apparel	1.0
Auto Manufacturers	1.3
Auto Parts & Equipment	2.3
Banks	11.9
Chemicals	0.5
Coal	1.3
Commercial Services	2.3
Computers	1.1
Diversified Financial Services	0.7
Electric	5.5
Electrical Components & Equipment	2.0
Electronics	0.9
Food	3.6
Food Service	1.8
Forest Products & Paper	4.5
Holding Companies - Diversified	1.2
Home Furnishings	2.5
Insurance	6.3
Internet	0.3
Iron/Steel	0.7
Lodging	0.5
Machinery - Construction & Mining	0.5
Machinery - Diversified	0.5
Media	3.7
Mining	0.4
Miscellaneous Manufacturing	4.9
Oil & Gas	5.0
Oil & Gas Services	0.6
Pharmaceuticals	5.1
Real Estate	0.9
Retail	1.4
Semiconductors	3.4
Telecommunications	11.6
Toys/Games/Hobbies	0.5
Transportation	1.6
Short-Term Investments	13.4
Other Assets and Liabilities - Net	(9.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 96.0%
		Airlines: 2.6%
361,800	@,L	JetBlue Airways Corp.	$5,137,560
			5,137,560
		Auto Manufacturers: 2.2%
64,623	@@	Peugeot SA	4,278,673
			4,278,673
		Banks: 1.7%
184,100	@@	HSBC Holdings PLC	3,369,435
			3,369,435
		Chemicals: 2.3%
64,800		Air Products & Chemicals, Inc.	4,554,144
			4,554,144
		Commercial Services: 5.1%
477,776	@,L	BearingPoint, Inc.	3,760,097
350,150	@,L	Hertz Global Holdings, Inc.	6,089,109
			9,849,206
		Computers: 2.9%
220,500	@	Dell, Inc.	5,532,345
64,800	@,X	Seagate Technology, Inc.-Escrow	1
			5,532,346
		Diversified Financial Services: 9.0%
154,200	L	Charles Schwab Corp.	2,982,228
106,100		Citigroup, Inc.	5,909,770
67,500		Freddie Mac	4,583,250
40,400	@,L	NYSE Group, Inc.	3,926,880
			17,402,128
		Electric: 2.1%
18,100	@	Dynegy, Inc.	131,044
43,500		Entergy Corp.	4,015,920
			4,146,964
		Electronics: 2.4%
100,800	@	Thermo Electron Corp.	4,565,232
			4,565,232
		Healthcare - Products: 2.4%
70,548	@,L	Cytyc Corp.	1,996,508
41,200		Johnson & Johnson	2,720,024
			4,716,532
		Healthcare - Services: 3.1%
76,500	@	WellPoint, Inc.	6,019,785
			6,019,785
		Insurance: 3.1%
84,600		American International Group, Inc.	6,062,436
			6,062,436
		Internet: 1.6%
6,885	@	Google, Inc.	3,170,405
			3,170,405
		Lodging: 2.4%
51,100	@,L	Las Vegas Sands Corp.	4,572,428
			4,572,428

Shares			Value
		Media: 3.8%
98,800	@	Comcast Corp.	$4,137,744
126,400	@,L	DIRECTV Group, Inc.	3,152,416
			7,290,160
		Mining: 5.4%
187,700		Alcoa, Inc.	5,632,877
90,100	L	Southern Copper Corp.	4,855,489
			10,488,366
		Miscellaneous Manufacturing: 2.9%
151,500		General Electric Co.	5,637,315
			5,637,315
		Oil & Gas: 11.4%
72,000	L	Apache Corp.	4,788,720
65,975		Chevron Corp.	4,851,142
68,200		ConocoPhillips	4,906,990
97,800		ExxonMobil Corp.	7,494,414
			22,041,266
		Pharmaceuticals: 2.0%
124,100	@@	Teva Pharmaceutical Industries Ltd. ADR	3,857,028
			3,857,028
		Retail: 6.8%
51,700		Abercrombie & Fitch Co.	3,599,871
787,400	@,L	Rite Aid Corp.	4,283,456
92,200		Target Corp.	5,260,010
			13,143,337
		Semiconductors: 1.9%
91,830	@	MEMC Electronic Materials, Inc.	3,594,226
			3,594,226
		Software: 7.0%
168,779	@	Eclipsys Corp.	3,470,096
195,600		Microsoft Corp.	5,840,616
243,600	@	Oracle Corp.	4,175,304
			13,486,016
		Telecommunications: 11.9%
107,500	@,L	American Tower Corp.	4,007,600
431,300	@@	China Mobile Ltd.	3,717,784
203,560	@@	Chunghwa Telecom Co., Ltd. ADR	4,016,239
766,700	@,L	Level 3 Communications Inc.	4,293,520
151,200	L	Motorola, Inc.	3,108,672
59,816	@,L	NII Holdings, Inc.	3,854,543
			22,998,358
Total Common Stock (Cost $163,167,640)			185,913,346

Principal Amount		Value
SHORT-TERM INVESTMENTS: 24.0%
	U.S. Government Agency Obligations: 2.9%
$5,551,000	Federal Home Loan Bank, 4.600%, due 01/02/07	5,549,581
Total U.S. Government Agency Obligations (Cost $5,549,581)		5,549,581

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 21.1%
$40,882,194	The Bank of New York Institutional Cash Reserves Fund	$40,882,194
Total Securities Lending Collateral (Cost $40,882,194)		40,882,194
Total Short-Term Investments (Cost $46,431,775)		46,431,775

Total Investments in Securities (Cost $209,599,415)*	120.0%	$232,345,121
Other Assets and Liabilities-Net	(20.0)	(38,762,663)
Net Assets	100.0%	$193,582,458

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $210,231,100.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,575,933
Gross Unrealized Depreciation	(1,461,912)
Net Unrealized Appreciation	$22,114,021

See Accompanying Notes to Financial Statements

ING UBS  PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.5%
		Advertising: 2.6%
65,800	L	Omnicom Group	$6,878,732
52,086	@,L	R.H. Donnelley Corp.	3,267,355
			10,146,087
		Aerospace/Defense: 0.8%
46,200		Northrop Grumman Corp.	3,127,740
			3,127,740
		Apparel: 0.5%
48,200	@	Coach, Inc.	2,070,672
			2,070,672
		Auto Manufacturers: 1.1%
63,500	L	Paccar, Inc.	4,121,150
			4,121,150
		Auto Parts & Equipment: 2.9%
59,300	L	BorgWarner, Inc.	3,499,886
90,100	L	Johnson Controls, Inc.	7,741,392
			11,241,278
		Banks: 8.6%
25,100		City National Corp.	1,787,120
172,700		Fifth Third Bancorp.	7,068,611
169,500	L	Mellon Financial Corp.	7,144,425
77,100		PNC Financial Services Group, Inc.	5,708,484
322,900		Wells Fargo & Co.	11,482,324
			33,190,964
		Beverages: 1.4%
55,600	L	Anheuser-Busch Cos., Inc.	2,735,520
97,700	@,L	Constellation Brands, Inc.	2,835,254
			5,570,774
		Biotechnology: 1.7%
83,900	@	Genzyme Corp.	5,166,562
136,100	@,L	Millennium Pharmaceuticals, Inc.	1,483,490
			6,650,052
		Building Materials: 2.0%
256,700		Masco Corp.	7,667,629
			7,667,629
		Commercial Services: 1.3%
90,600	@@	Accenture Ltd.	3,345,858
75,200	L	H&R Block, Inc.	1,732,608
			5,078,466
		Computers: 0.7%
109,900	@	Dell, Inc.	2,757,391
69,400	@,X	Seagate Technology, Inc.-Escrow	1
			2,757,392
		Diversified Financial Services: 11.5%
311,900		Citigroup, Inc.	17,372,830
69,500		Freddie Mac	4,719,050
151,700		JPMorgan Chase & Co.	7,327,110
187,300		Morgan Stanley	15,251,839
			44,670,829

Shares			Value
		Electric: 4.2%
79,200		American Electric Power Co., Inc.	$3,372,336
3,910	@	Dynegy, Inc.	28,308
160,800		Exelon Corp.	9,951,912
41,100	L	Northeast Utilities	1,157,376
61,900		Pepco Holdings, Inc.	1,610,019
			16,119,951
		Electronics: 0.7%
58,800	@	Waters Corp.	2,879,436
			2,879,436
		Exchange Traded Fund: 3.4%
92,100	L	SPDR Trust Series 1	13,049,649
			13,049,649
		Food: 1.5%
153,100		Sysco Corp.	5,627,956
			5,627,956
		Gas: 1.7%
94,500	L	NiSource, Inc.	2,277,450
75,200		Sempra Energy	4,214,208
			6,491,658
		Healthcare-Products: 2.8%
101,100		Johnson & Johnson	6,674,622
80,200		Medtronic, Inc.	4,291,502
			10,966,124
		Healthcare-Services: 1.9%
140,300		UnitedHealth Group, Inc.	7,538,319
			7,538,319
		Household Products/Wares: 0.4%
17,600		Fortune Brands, Inc.	1,502,864
			1,502,864
		Insurance: 4.4%
62,100		Allstate Corp.	4,043,331
125,400		American International Group, Inc.	8,986,164
42,800		Hartford Financial Services Group, Inc.	3,993,668
			17,023,163
		Internet: 2.9%
58,500	@,L	Amazon.com, Inc.	2,308,410
61,400	@,L	McAfee, Inc.	1,742,532
223,904	@,L	Symantec Corp.	4,668,398
97,800	@,L	Yahoo!, Inc.	2,497,812
			11,217,152
		Leisure Time: 2.4%
129,600	L	Carnival Corp.	6,356,880
44,100		Harley-Davidson, Inc.	3,107,727
			9,464,607
		Lodging: 0.2%
27,840	@,L	Wyndham Worldwide Corp.	891,437
			891,437

See Accompanying Notes to Financial Statements

ING UBS  PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Media: 1.0%
136,700		News Corp., Inc.	$2,936,316
20,200	@,L	Univision Communications, Inc.	715,484
8,100	@	Viacom, Inc.	332,343
			3,984,143
		Miscellaneous Manufacturing: 1.8%
148,500		Illinois Tool Works, Inc.	6,859,215
			6,859,215
		Oil & Gas: 4.4%
33,400		Chevron Corp.	2,455,902
70,100		ENSCO International, Inc.	3,509,206
47,700		EOG Resources, Inc.	2,978,865
52,200		ExxonMobil Corp.	4,000,086
68,300	L	GlobalSantaFe Corp.	4,014,674
			16,958,733
		Oil & Gas Services: 0.9%
109,700		Halliburton Co.	3,406,185
			3,406,185
		Pharmaceuticals: 8.7%
74,100	L	Allergan, Inc.	8,872,734
176,900		Bristol-Myers Squibb Co.	4,656,008
27,400	@,L	Cephalon, Inc.	1,929,234
76,400	@	Medco Health Solutions, Inc.	4,082,816
121,300		Merck & Co., Inc.	5,288,680
171,500		Wyeth	8,732,780
			33,562,252
		Real Estate: 0.3%
36,700	@	Realogy Corp.	1,112,744
			1,112,744
		Retail: 3.5%
103,600	@,L	Chico's FAS, Inc.	2,143,484
98,300	L	Costco Wholesale Corp.	5,197,121
150,700	L	Home Depot, Inc.	6,052,112
			13,392,717
		Semiconductors: 3.8%
139,500	L	Analog Devices, Inc.	4,585,365
325,200		Intel Corp.	6,585,300
154,000	L	Xilinx, Inc.	3,666,740
			14,837,405
		Software: 4.3%
471,200		Microsoft Corp.	14,070,033
112,500	@,L	Red Hat, Inc.	2,587,500
			16,657,533
		Telecommunications: 3.7%
157,700		AT&T, Inc.	5,637,775
20,349		Embarq Corp.	1,069,543
406,889		Sprint Nextel Corp.	7,686,133
			14,393,451
		Transportation: 3.5%
93,200		Burlington Northern Santa Fe Corp.	6,879,092
59,700		FedEx Corp.	6,484,614
			13,363,706
Total Common Stock (Cost $322,730,127)			377,593,433

Principal Amount			Value
SHORT-TERM INVESTMENTS: 20.2%
	U.S. Government Agency Obligations: 2.4%
$9,219,000	Federal Home Loan Bank, 4.600%, due 01/02/07		$9,216,644
Total U.S. Government Agency Obligations (Cost $9,216,644)			9,216,644
	Securities Lending Collateralcc: 17.8%
	69,037,649	The Bank of New York Institutional Cash Reserves Fund	69,037,649
Total Securities Lending Collateral (Cost $69,037,649)			69,037,649
Total Short-Term Investments (Cost $78,254,293)			78,254,293

Total Investments in Securities (Cost $400,984,420)*	117.7%	$455,847,726
Other Assets and Liabilities-Net	(17.7)	(68,403,900)
Net Assets	100.0%	$387,443,826

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $401,521,099.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$57,015,786
Gross Unrealized Depreciation	(2,689,159)
Net Unrealized Appreciation	$54,326,627

See Accompanying Notes to Financial Statements

ING UBS  PORTFOLIO OF INVESTMENTS
U.S. SMALL CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.8%
		Aerospace/Defense: 2.0%
14,000	@	AAR Corp.	$408,660
2,600		DRS Technologies, Inc.	136,968
			545,628
		Airlines: 0.1%
1,300	@	Allegiant Travel Co.	36,478
			36,478
		Apparel: 2.4%
700	@	Heelys, Inc.	22,477
12,600		Phillips-Van Heusen	632,142
			654,619
		Banks: 3.0%
10,700		Investors Financial Services Corp.	456,569
21,500		UCBH Holdings, Inc.	377,540
			834,109
		Biotechnology: 3.5%
3,700	@	Alexion Pharmaceuticals, Inc.	149,443
800	@	Charles River Laboratories International, Inc.	34,600
14,100	@	Exelixis, Inc.	126,900
10,500	@	Keryx Biopharmaceuticals, Inc.	139,650
7,400	@	Lifecell Corp.	178,636
5,300	@	Myriad Genetics, Inc.	165,890
8,500	@	Regeneron Pharmaceuticals, Inc.	170,595
			965,714
		Building Materials: 1.5%
5,300	@	Genlyte Group, Inc.	413,983
			413,983
		Commercial Services: 6.3%
7,200	@	CRA International, Inc.	377,280
4,700	@	Korn/Ferry International	107,912
18,300	@	Labor Ready, Inc.	335,439
9,500	@	Peoplesupport, Inc.	199,975
19,000	@	TeleTech Holdings, Inc.	453,720
8,000	@,@@	WNS Holdings Ltd. ADR	248,800
			1,723,126
		Computers: 3.3%
6,900	@	CACI International, Inc.	389,850
6,100		Factset Research Systems, Inc.	344,528
900	@	Isilon Systems, Inc.	24,840
9,600	@	Radisys Corp.	160,032
			919,250
		Distribution/Wholesale: 1.5%
6,750	@	Beacon Roofing Supply, Inc.	127,035
12,400	@	LKQ Corp.	285,076
			412,111
		Electrical Components & Equipment: 0.5%
3,800	@	Energy Conversion Devices, Inc.	129,124
			129,124
		Electronics: 1.4%
15,700	@	Benchmark Electronics, Inc.	382,452
			382,452

Shares			Value
		Energy - Alternate Sources: 0.6%
5,200	@	First Solar, Inc.	$154,960
			154,960
		Engineering & Construction: 1.4%
6,900	@	EMCOR Group, Inc.	392,265
			392,265
		Healthcare - Products: 5.0%
9,500	@	Arthrocare Corp.	379,240
7,300	@	Aspect Medical Systems, Inc.	137,313
10,700	@	DexCom, Inc.	105,502
10,400	@	Hansen Medical, Inc.	120,016
4,400	@	Resmed, Inc.	216,568
15,100	@	Viasys Healthcare, Inc.	420,082
			1,378,721
		Healthcare-Services: 6.4%
16,500	@	Pediatrix Medical Group, Inc.	806,850
16,800	@	Psychiatric Solutions, Inc.	630,336
11,100	@	United Surgical Partners International, Inc.	314,685
			1,751,871
		Household Products/Wares: 1.4%
8,200	@	Central Garden & Pet Co.	397,044
			397,044
		Internet: 1.2%
14,100	@	Perficient, Inc.	231,381
16,700	@	Secure Computing Corp.	109,552
			340,933
		Iron/Steel: 1.6%
13,400		Steel Dynamics, Inc.	434,830
			434,830
		Leisure Time: 0.3%
5,800		Nautilus, Inc.	81,200
			81,200
		Lodging: 2.1%
12,000	@@	Orient-Express Hotels Ltd.	567,840
			567,840
		Machinery-Diversified: 2.4%
12,800		Cognex Corp.	304,896
3,400	@	Middleby Corp.	355,878
			660,774
		Miscellaneous Manufacturing: 1.5%
9,000	@	ESCO Technologies, Inc.	408,960
			408,960
		Oil & Gas: 4.8%
28,000	@	EXCO Resources, Inc.	473,479
11,500		Patterson-UTI Energy, Inc.	267,145
31,915	@, I	PetroHawk Energy Corp.	367,023
5,500	@	Quicksilver Resources, Inc.	201,245
			1,308,892
		Oil & Gas Services: 3.6%
3,200	@,@@	Core Laboratories NV	259,200
28,000	@	Tetra Technologies, Inc.	716,240
			975,440

See Accompanying Notes to Financial Statements

ING UBS  PORTFOLIO OF INVESTMENTS
U.S. SMALL CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals: 5.3%
9,500	@	BioMarin Pharmaceuticals, Inc.	$155,705
5,900	@	Cubist Pharmaceuticals, Inc.	106,849
11,300	@	Emergent Biosolutions, Inc.	126,108
13,400	@	Isis Pharmaceuticals, Inc.	149,008
8,800	@	Nuvelo, Inc.	35,200
9,800	@	Penwest Pharmaceuticals Co.	162,876
9,900	@	Renovis, Inc.	31,284
21,800	@	VCA Antech, Inc.	701,742
			1,468,772
		Real Estate Investment Trusts: 2.8%
7,100		BioMed Realty Trust, Inc.	203,060
13,100		Ventas, Inc.	554,392
			757,452
		Retail: 9.9%
3,300	@	Buffalo Wild Wings, Inc.	175,560
12,400	@	California Pizza Kitchen, Inc.	413,044
8,500	@	Childrens Place Retail Stores, Inc.	539,920
19,100		Christopher & Banks Corp.	356,406
25,700		CKE Restaurants, Inc.	472,880
3,600	@	DSW, Inc.	138,852
5,700	@	Guitar Center, Inc.	259,122
9,200	@	Tween Brands, Inc.	367,356
			2,723,140
		Semiconductors: 9.0%
8,700	@	Diodes, Inc.	308,676
11,200	@	Exar Corp.	145,600
7,000	@	Hittite Microwave Corp.	226,240
21,300	@	Microsemi Corp.	418,545
11,100	@	Photronics, Inc.	181,374
8,800	@	Power Integrations, Inc.	206,360
16,000	@	Rudolph Technologies, Inc.	254,720
23,700	@	Silicon Image, Inc.	301,464
6,800	@	Standard Microsystems Corp.	190,264
28,500	@	Syntax-Brillian Corp.	244,815
			2,478,058
		Software: 5.7%
2,100	@	DivX, Inc.	48,447
700		Fair Isaac Corp.	28,455
11,200	@	Neoware, Inc.	147,952
33,700	@	Nuance Communications, Inc.	386,202
10,171	@	Phase Forward, Inc.	152,362
11,100	@	Progress Software Corp.	310,023
5,900	@	THQ, Inc.	191,868
8,628	@	Verint Systems, Inc.	295,768
			1,561,077
		Telecommunications: 2.8%
6,000	@	NeuStar, Inc.	194,640
17,500	@,@@	Nice Systems Ltd. ADR	538,650
1,800	@	Optium Corp.	44,892
			778,182
		Transportation: 4.5%
16,300	@	HUB Group, Inc.	449,065
11,900		Landstar System, Inc.	454,342
11,600	@@	UTI Worldwide, Inc.	346,840
			1,250,247
Total Common Stock (Cost $25,981,873)			26,887,252

Principal Amount		Value
SHORT-TERM INVESTMENTS: 1.5%
	U.S. Government Agency Obligations: 1.5%
$410,000	Federal Home Loan Bank, 4.600%, due 01/02/07	$409,895
Total Short-Term Investments (Cost $409,895)		409,895

Total Investments in Securities (Cost $26,391,768)*	99.3%	$27,297,147
Other Assets and Liabilities-Net	0.7	186,661
Net Assets	100.0%	$27,483,808

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

I  Illiquid security

*  Cost for federal income tax purposes is $26,941,188.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,320,041
Gross Unrealized Depreciation	(964,082)
Net Unrealized Appreciation	$355,959

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 91.7%
		Agriculture: 1.6%
191,300		Altria Group, Inc.	$16,417,366
			16,417,366
		Airlines: 0.0%
19,400		Southwest Airlines Co.	297,208
			297,208
		Banks: 10.0%
606,700		Bank of America Corp.	32,391,713
338,500		Bank of New York Co., Inc.	13,326,745
37,500	@@,L	Barclays PLC ADR	2,180,250
113,600		PNC Financial Services Group, Inc.	8,410,944
36,820	L	SunTrust Banks, Inc.	3,109,449
132,500		US Bancorp.	4,795,175
404,700	L	Wachovia Corp.	23,047,665
432,500		Wells Fargo & Co.	15,379,700
			102,641,641
		Beverages: 2.6%
133,400		Anheuser-Busch Cos., Inc.	6,563,280
428,300		Coca-Cola Co.	20,665,475
			27,228,755
		Chemicals: 3.4%
564,800	L	EI DuPont de Nemours & Co.	27,511,408
147,100	L	Rohm & Haas Co.	7,519,752
			35,031,160
		Commercial Services: 0.3%
162,700		Western Union Co.	3,647,734
			3,647,734
		Computers: 2.7%
47,412	@,L	Affiliated Computer Services, Inc.	2,315,602
514,700	@	Dell, Inc.	12,913,823
105,200		Hewlett-Packard Co.	4,333,188
85,500		International Business Machines Corp.	8,306,325
			27,868,938
		Diversified Financial Services: 9.6%
746,500		Citigroup, Inc.	41,580,050
83,500		Fannie Mae	4,959,065
385,700		Freddie Mac	26,189,030
263,700		JPMorgan Chase & Co.	12,736,710
141,900		Merrill Lynch & Co., Inc.	13,210,890
			98,675,745
		Electric: 0.7%
162,150		American Electric Power Co., Inc.	6,904,347
			6,904,347
		Electronics: 0.1%
63,080	@,@@,L	Flextronics International Ltd.	724,158
33,950	@,L	Kemet Corp.	247,835
			971,993

Shares			Value
		Food: 4.4%
288,600	@@	Cadbury Schweppes PLC ADR	$12,389,598
386,300	L	Kraft Foods, Inc.	13,790,910
703,300	@@	Unilever NV ADR	19,164,925
			45,345,433
		Forest Products & Paper: 3.2%
960,077	L	International Paper Co.	32,738,626
			32,738,626
		Healthcare - Products: 0.7%
449,200	@	Boston Scientific Corp.	7,717,256
			7,717,256
		Household Products/Wares: 2.0%
304,900		Kimberly-Clark Corp.	20,717,955
			20,717,955
		Insurance: 6.2%
115,600	L	Aflac, Inc.	5,317,600
149,500		American International Group, Inc.	10,713,170
1,520	@,L	Berkshire Hathaway, Inc.	5,572,320
254,860	L	Chubb Corp.	13,484,643
92,100		Genworth Financial, Inc.	3,150,741
40,200		Hartford Financial Services Group, Inc.	3,751,062
120,200	L	Metlife, Inc.	7,093,002
185,505		St. Paul Travelers Cos., Inc.	9,959,763
71,370		Torchmark Corp.	4,550,551
			63,592,852
		Internet: 1.4%
436,175	@	Liberty Media Holding Corp.- Interactive	9,408,295
162,600	@	McAfee, Inc.	4,614,588
			14,022,883
		Machinery-Diversified: 0.0%
21,970	L	Cognex Corp.	523,325
			523,325
		Media: 9.3%
230,899		Clear Channel Communications, Inc.	8,206,150
438,700	@,L	Comcast Corp.	18,570,171
75,600	L	Gannett Co., Inc.	4,570,776
89,135	@	Liberty Media Holding Corp.	8,733,447
410,500		News Corp., Inc.	9,137,730
1,021,000	L	Time Warner, Inc.	22,237,380
461,250	@	Viacom, Inc.	18,925,088
163,640		Walt Disney Co.	5,607,943
			95,988,685
		Mining: 2.2%
764,500	L	Alcoa, Inc.	22,942,645
			22,942,645
		Miscellaneous Manufacturing: 0.6%
167,400		General Electric Co.	6,228,954
			6,228,954

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas: 0.5%
70,600	@@	Total SA ADR	$5,077,552
			5,077,552
		Pharmaceuticals: 16.7%
262,500		Abbott Laboratories	12,786,375
1,021,400		Bristol-Myers Squibb Co.	26,883,248
136,500		Cardinal Health, Inc.	8,794,695
323,500		Eli Lilly & Co.	16,854,350
406,200	@@,L	GlaxoSmithKline PLC ADR	21,431,112
675,100		Pfizer, Inc.	17,485,090
188,700	@@	Roche Holding AG ADR	16,888,235
197,300	@@	Sanofi-Aventis ADR	9,109,341
911,500		Schering-Plough Corp.	21,547,860
391,000		Wyeth	19,909,720
			171,690,026
		Retail: 3.5%
349,200	L	CVS Corp.	10,793,772
120,900		Lowe's Cos., Inc.	3,766,035
464,300		Wal-Mart Stores, Inc.	21,441,374
			36,001,181
		Semiconductors: 1.8%
448,980		Intel Corp.	9,091,845
108,700	L	KLA-Tencor Corp.	5,407,825
134,800	L	Texas Instruments, Inc.	3,882,240
			18,381,910
		Software: 0.9%
162,600		First Data Corp.	4,149,552
187,600		Microsoft Corp.	5,601,736
			9,751,288
		Telecommunications: 7.3%
829,000		AT&T, Inc.	29,636,750
192,200	@	Cisco Systems, Inc.	5,252,826
19,755		Embarq Corp.	1,038,323
38,430	@@	Nokia OYJ ADR	780,898
265,700	L	Sprint Nextel Corp.	5,019,073
18,377	@@	Telefonaktiebolaget LM Ericsson ADR	739,307
875,800		Verizon Communications, Inc.	32,614,792
			75,081,969
Total Common Stock (Cost $832,334,684)			945,487,427

Principal Amount		Value
SHORT-TERM INVESTMENTS: 17.6%
	U.S. Government Agency Obligations: 8.1%
$83,210,000	Fannie Mae, 4.800%, due 01/02/07	83,187,810
Total U.S. Government Agency Obligations (Cost $83,187,810)		83,187,810

Principal Amount		Value
	Securities Lending Collateralcc: 9.5%
$97,842,059	The Bank of New York Institutional Cash Reserves Fund	$97,842,059
Total Securities Lending Collateral (Cost $97,842,059)		97,842,059
Total Short-Term Investments (Cost $181,029,869)		181,029,869

Total Investments in Securities (Cost $1,013,364,553)*	109.3%	$1,126,517,296
Other Assets and Liabilities-Net	(9.3)	(96,185,382)
Net Assets	100.0%	$1,030,331,914

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $1,015,179,758.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$118,903,932
Gross Unrealized Depreciation	(7,566,394)
Net Unrealized Appreciation	$111,337,538

See Accompanying Notes to Financial Statements

ING VAN KAMPEN   PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 61.5%
		Aerospace/Defense: 1.3%
83,480		Northrop Grumman Corp.	$5,651,596
146,280		Raytheon Co.	7,723,584
			13,375,180
		Agriculture: 1.0%
123,180		Altria Group, Inc.	10,571,308
			10,571,308
		Auto Manufacturers: 0.6%
156,950	@@	Honda Motor Co., Ltd. ADR	6,205,803
			6,205,803
		Banks: 2.7%
166,056		Bank of America Corp.	8,865,730
150,300		Fifth Third Bancorp.	6,151,779
95,440		PNC Financial Services Group, Inc.	7,066,378
84,350		State Street Corp.	5,688,564
			27,772,451
		Beverages: 1.3%
211,360		Coca-Cola Co.	10,198,120
44,000	@@	Diageo PLC ADR	3,489,640
			13,687,760
		Chemicals: 2.6%
356,080	@@	Bayer AG ADR	19,000,429
172,000		EI DuPont de Nemours & Co.	8,378,120
			27,378,549
		Commercial Services: 0.1%
28,900		H&R Block, Inc.	665,856
4,159		McKesson Corp.	210,861
			876,717
		Computers: 0.2%
59,916		Hewlett-Packard Co.	2,467,940
			2,467,940
		Cosmetics/Personal Care: 0.4%
62,110		Procter & Gamble Co.	3,991,810
			3,991,810
		Diversified Financial Services: 8.5%
548,300		Charles Schwab Corp.	10,604,122
399,880		Citigroup, Inc.	22,273,316
227,170		Freddie Mac	15,424,843
7,340		Goldman Sachs Group, Inc.	1,463,229
481,552		JPMorgan Chase & Co.	23,258,962
154,550		Merrill Lynch & Co., Inc.	14,388,605
			87,413,077
		Electric: 2.6%
158,870		American Electric Power Co., Inc.	6,764,685
11,000	C	CenterPoint Energy Resources Corp.	428,417
74	@	Dynegy, Inc.	536
123,565		Entergy Corp.	11,407,521
129,920		FirstEnergy Corp.	7,834,176
			26,435,335

Shares			Value
		Electronics: 0.4%
112,230		Applera Corp.-Applied Biosystems Group	$4,117,719
			4,117,719
		Food: 2.3%
180,300	@@	Cadbury Schweppes PLC ADR	7,740,279
113,200		ConAgra Foods, Inc.	3,056,400
46,600		Safeway, Inc.	1,610,496
56,750		Supervalu, Inc.	2,028,813
352,700	@@	Unilever NV ADR	9,611,075
			24,047,063
		Healthcare-Products: 1.1%
158,674		Baxter International, Inc.	7,360,887
244,100	@	Boston Scientific Corp.	4,193,638
			11,554,525
		Household Products/Wares: 0.3%
38,850		Kimberly-Clark Corp.	2,639,858
			2,639,858
		Insurance: 5.6%
153,360	@@	Aegon NV ADR	2,906,172
191,594		Chubb Corp.	10,137,239
41,150		Cigna Corp.	5,414,106
69,180		Hartford Financial Services Group, Inc.	6,455,186
490,000		Marsh & McLennan Cos., Inc.	15,023,400
238,461		St. Paul Travelers Cos., Inc.	12,802,971
73,400	@@	XL Capital Ltd.	5,286,268
			58,025,342
		Internet: 2.3%
103,200	@	Amazon.com, Inc.	4,072,272
699,133	@	Symantec Corp.	14,576,923
192,700	@	Yahoo!, Inc.	4,921,558
			23,570,753
		Media: 3.7%
135,749		Clear Channel Communications, Inc.	4,824,519
109,800	@	Comcast Corp.	4,647,834
773,480		Time Warner, Inc.	16,846,378
283,625	@	Viacom, Inc.	11,637,134
			37,955,865
		Mining: 0.7%
156,050		Newmont Mining Corp.	7,045,658
			7,045,658
		Miscellaneous Manufacturing: 2.8%
456,140		General Electric Co.	16,972,969
41,530	@@	Ingersoll-Rand Co.	1,625,069
109,330	@@	Siemens AG ADR	10,774,472
			29,372,510
		Oil & Gas: 2.9%
9,820	@@	BP PLC ADR	658,922
155,280		ConocoPhillips	11,172,396
90,610		ExxonMobil Corp.	6,943,444
161,230	@@	Royal Dutch Shell PLC ADR	11,413,472
			30,188,234

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas Services: 0.7%
117,670		Schlumberger Ltd.	$7,432,037
			7,432,037
		Pharmaceuticals: 9.5%
289,900		Abbott Laboratories	14,121,029
452,490		Bristol-Myers Squibb Co.	11,909,537
288,810		Eli Lilly & Co.	15,047,001
86,050	@@	GlaxoSmithKline PLC ADR	4,539,998
339,500		Pfizer, Inc.	8,793,050
146,460	@@	Roche Holding AG ADR	13,107,848
99,660	@@	Sanofi-Aventis ADR	4,601,302
670,210		Schering-Plough Corp.	15,843,764
191,760		Wyeth	9,764,419
			97,727,948
		Pipelines: 0.6%
218,700		Williams Cos., Inc.	5,712,444
			5,712,444
		Retail: 2.0%
46,160	@	Kohl's Corp.	3,158,729
85,060		McDonald's Corp.	3,770,710
78,400	@	Office Depot, Inc.	2,992,528
234,510		Wal-Mart Stores, Inc.	10,829,672
			20,751,639
		Semiconductors: 1.4%
465,027		Intel Corp.	9,416,797
336,538	@	Micron Technology, Inc.	4,698,070
			14,114,867
		Telecommunications: 3.9%
66,826		Embarq Corp.	3,512,375
198,600	@@	France Telecom SA ADR	5,501,220
154,660		Motorola, Inc.	3,179,810
646,157		Sprint Nextel Corp.	12,205,906
414,956		Verizon Communications, Inc.	15,452,961
			39,852,272
Total Common Stock (Cost $521,528,778)			634,284,664
PREFERRED STOCK: 3.8%
		Advertising: 0.1%
900	#,P	Interpublic Group of Cos., Inc.	995,625
			995,625
		Commercial Services: 0.1%
25,281	P	United Rentals Trust I	1,238,769
			1,238,769
		Diversified Financial Services: 0.1%
24,600	@@	Lazard Ltd.	1,020,654
			1,020,654
		Healthcare-Services: 0.2%
1,600	#	Healthsouth Corp.	1,598,400
			1,598,400
		Housewares: 0.3%
73,100	P	Newell Financial Trust I	3,499,663
			3,499,663

Shares				Value
		Insurance: 0.5%
	56,850		Conseco, Inc.	$1,417,839
	83,650	P	Travelers Property Casualty Corp.	2,186,611
	53,600	@@	XL Capital Ltd.	1,420,400
				5,024,850
		Media: 0.2%
	27,920	P	Tribune Co.	1,916,708
				1,916,708
		Pharmaceuticals: 0.5%
	89,650		Schering-Plough Corp.	5,100,189
				5,100,189
		Pipelines: 0.6%
	1,900		El Paso Corp.	2,522,250
	105,000	P	El Paso Energy Capital Trust I	4,074,000
				6,596,250
		Savings & Loans: 0.1%
	13,600		Sovereign Capital Trust	676,600
				676,600
		Sovereign: 0.5%
	50	P	Fannie Mae	5,000,732
				5,000,732
		Telecommunications: 0.6%
	6,000	P	Lucent Technologies Capital Trust I	6,199,500
				6,199,500
Total Preferred Stock (Cost $36,583,933)				38,867,940
Principal Amount				Value
CONVERTIBLE BONDS: 12.1%
		Aerospace/Defense: 0.4%
$4,225,000	C	L-3 Communications Corp., 3.000%, due 08/01/35		4,457,375
				4,457,375
		Airlines: 0.1%
	956,000	C	Continental Airlines, Inc., 4.500%, due 02/01/07	990,479
				990,479
		Auto Manufacturers: 0.3%
	2,598,000	C	Ford Motor Co., 4.250%, due 12/15/36	2,789,603
				2,789,603
		Biotechnology: 0.8%
	4,200,000	#	Amgen, Inc., 0.375%, due 02/01/13	4,147,500
	1,598,000	#	Charles River Laboratories International, Inc., 2.250%, due 06/15/13	1,735,828
	2,300,000	C	Invitrogen Corp., 1.500%, due 02/15/24	1,975,125
				7,858,453

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Computers: 0.7%
$3,150,000	C	Electronic Data Systems Corp., 3.875%, due 07/15/23	$3,358,688
3,959,000	#	EMC Corp., 1.750%, due 12/01/11	4,122,309
			7,480,997
		Diversified Financial Services: 1.7%
5,800,000	C	Goldman Sachs Group, Inc., 2.000%, due 02/02/12	5,868,730
3,970,000	#,C	Goldman Sachs Group, Inc., 2.000%, due 06/29/13	3,996,520
7,800,000		Lehman Brothers Holdings, Inc., 1.500%, due 03/23/12	8,047,260
			17,912,510
		Environmental Control: 0.1%
1,161,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,114,560
			1,114,560
		Food: 1.0%
10,800,000	C	General Mills, Inc., 1.870%, due 10/28/22	8,059,500
7,100,000	C	Supervalu, Inc., 4.240%, due 11/02/31	2,529,375
			10,588,875
		Healthcare-Products: 0.9%
1,300,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	1,264,250
3,104,000	#,C	Beckman Coulter, Inc., 2.500%, due 12/15/36	3,148,636
1,263,000	C	Edwards Lifesciences Corp., 3.875%, due 05/15/33	1,294,575
3,960,000	C	Medtronic, Inc., 1.250%, due 09/15/21	3,984,750
			9,692,211
		Healthcare-Services: 0.6%
2,600,000	C	Health Management Associates, Inc., 4.375%, due 08/01/23	2,655,250
3,138,000	C	Manor Care, Inc., 2.125%, due 08/01/35	3,561,630
			6,216,880
		Insurance: 0.2%
2,035,000	C	Conseco, Inc., 3.500%, due 09/30/35	2,019,738
			2,019,738
		Internet: 0.9%
5,740,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	5,661,075
2,647,000	#	Symantec Corp., 0.750%, due 06/15/11	3,202,870
278,000	#	Symantec Corp., 1.000%, due 06/15/13	339,508
			9,203,453
		Media: 0.4%
2,428,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	2,485,665

Principal Amount			Value
$1,615,000	C	Sinclair Broadcast Group, Inc., 6.000%, due 09/15/12	$1,485,800
			3,971,465
		Miscellaneous Manufacturing: 0.6%
3,750,000	C	3M Co., 2.400%, due 11/21/32	3,440,625
2,700,000	C	Eastman Kodak Co., 3.375%, due 10/15/33	2,865,375
			6,306,000
		Packaging & Containers: 0.3%
2,900,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	3,023,250
			3,023,250
		Pharmaceuticals: 1.0%
3,200,000	C	ImClone Systems, Inc., 1.375%, due 05/15/24	2,908,000
4,005,000	@@,C	Teva Pharmaceutical Finance Co. BV, 1.750%, due 02/01/26	3,709,631
3,512,000	C	Watson Pharmaceuticals, Inc., 1.750%, due 03/15/23	3,257,380
			9,875,011
		Retail: 0.1%
1,050,000	C	Best Buy Co., Inc., 2.250%, due 01/15/22	1,172,063
			1,172,063
		Semiconductors: 0.2%
2,750,000		Intel Corp., 2.950%, due 12/15/35	2,502,500
			2,502,500
		Telecommunications: 1.8%
2,000,000	#,C	JDS Uniphase Corp., 1.000%, due 05/15/26	1,742,500
2,600,000	C	JDS Uniphase Corp., 2.430%, due 11/15/10	2,369,250
2,100,000		Juniper Networks, Inc., 0.000%, due 06/15/08	2,281,125
2,200,000		Level 3 Communications, Inc., 2.875%, due 07/15/10	2,318,250
800,000	C	Level 3 Communications, Inc., 3.500%, due 06/15/12	998,000
1,300,000		Level 3 Communications, Inc., 6.000%, due 03/15/10	1,205,750
5,006,000	@@,C	Nortel Networks Corp., 4.250%, due 09/01/08	4,868,335
1,412,000	C	Qwest Communications International, Inc., 3.500%, due 11/15/25	2,215,075
			17,998,285
Total Convertible Bonds (Cost $121,665,576)			125,173,708
CORPORATE BONDS/NOTES: 4.7%
		Aerospace/Defense: 0.0%
255,000	C	Raytheon Co., 6.150%, due 11/01/08	258,374
			258,374

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Airlines: 0.0%
$453,040		America West Airlines, Inc., 7.100%, due 04/02/21	$479,373
			479,373
		Auto Manufacturers: 0.0%
325,000		DaimlerChrysler Holding Corp., 7.750%, due 01/18/11	348,181
			348,181
		Banks: 0.6%
425,000		Bank of New York, 3.800%, due 02/01/08	418,228
75,000		Bank of New York, 5.200%, due 07/01/07	74,997
175,000		Bank One Corp., 6.000%, due 02/17/09	177,273
750,000		Marshall & Ilsley Bank, 3.800%, due 02/08/08	738,313
270,000		Popular North America, Inc., 5.650%, due 04/15/09	270,779
125,000		Sovereign Bank, 4.000%, due 02/01/08	123,228
905,000	@@,#	Unicredit Luxembourg Finance SA, 5.426%, due 10/24/08	905,442
745,000	C	USB Capital IX, 6.189%, due 03/29/49	761,568
2,225,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	2,245,434
			5,715,262
		Beverages: 0.1%
485,000	@@,#	FBG Finance Ltd., 5.125%, due 06/15/15	459,246
445,000	#,C	Miller Brewing Co., 4.250%, due 08/15/08	437,291
			896,537
		Computers: 0.0%
430,000	C	Hewlett-Packard Co., 5.496%, due 05/22/09	430,967
			430,967
		Diversified Financial Services: 1.4%
1,100,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	1,145,810
705,000		American General Finance Corp., 4.625%, due 05/15/09	694,252
50,000		American General Finance Corp., 4.625%, due 09/01/10	48,835
200,000	C	AXA Financial, Inc., 6.500%, due 04/01/08	202,466
690,000		Caterpillar Financial Services Corp., 3.625%, due 11/15/07	680,076
100,000		CIT Group, Inc., 3.650%, due 11/23/07	98,596
305,000		CIT Group, Inc., 4.750%, due 08/15/08	302,526
100,000		CIT Group, Inc., 7.375%, due 04/02/07	100,482
645,000		Countrywide Home Loans, Inc., 3.250%, due 05/21/08	627,251

Principal Amount			Value
$600,000	#	Farmers Exchange Capital, 7.050%, due 07/15/28	$627,881
250,000		General Electric Capital Corp., 4.250%, due 12/01/10	242,100
3,500,000		Goldman Sachs Group, Inc., 0.250%, due 08/30/08	3,558,765
125,000		Household Finance Corp., 4.125%, due 12/15/08	122,574
160,000		HSBC Finance Corp., 4.125%, due 11/16/09	155,658
75,000		HSBC Finance Corp., 6.375%, due 10/15/11	78,507
150,000		HSBC Finance Corp., 6.400%, due 06/17/08	152,351
775,000		HSBC Finance Corp., 6.750%, due 05/15/11	820,988
50,000		HSBC Finance Corp., 8.000%, due 07/15/10	54,357
75,000	#	John Hancock Global Funding II, 7.900%, due 07/02/10	81,139
425,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	447,204
400,000	@@,#,C	Mantis Reef Ltd., 4.692%, due 11/14/08	395,038
510,000		MBNA Corp., 5.798%, due 05/05/08	513,325
630,000	@@,#	Nationwide Building Society, 4.250%, due 02/01/10	610,782
910,000	C	Residential Capital Corp., 6.375%, due 06/30/10	921,303
475,000		SLM Corp., 4.000%, due 01/15/10	458,479
215,000		Textron Financial Corp., 4.125%, due 03/03/08	212,041
480,000		Textron Financial Corp., 5.125%, due 02/03/11	476,882
355,000	@@,#,C	Two-Rock Pass-Through Trust, 6.316%, due 02/11/50	349,753
690,000	#	Xlliac Global Funding, 4.800%, due 08/10/10	676,782
			14,856,203
		Electric: 0.6%
435,000		Ameren Corp., 4.263%, due 05/15/07	432,775
500,000	C	Arizona Public Service Co., 5.800%, due 06/30/14	499,605
485,000	C	Carolina Power & Light Co., 5.125%, due 09/15/13	477,470
385,000		CC Funding Trust I, 6.900%, due 02/16/07	385,555
110,000	C	Consumers Energy Co., 4.000%, due 05/15/10	105,224
175,000	C	Consumers Energy Co., 4.800%, due 02/17/09	172,793
190,000	C	Detroit Edison Co., 6.125%, due 10/01/10	194,402
370,000	C	Duquesne Light Co., 5.700%, due 05/15/14	371,669
245,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	238,610
170,000	C	Entergy Gulf States, Inc., 5.769%, due 12/01/09	169,768

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$235,000	C	Nisource Finance Corp., 5.940%, due 11/23/09	$235,256
430,000	C	Ohio Power Co., 6.000%, due 06/01/16	442,322
518,000		Pacific Gas & Electric Co., 9.500%, due 06/30/10	1,767,028
300,000	C	Wisconsin Electric Power, 3.500%, due 12/01/07	295,149
			5,787,626
		Electrical Components & Equipment: 0.1%
365,000	C	Cooper Industries, Inc., 5.250%, due 11/15/12	361,760
280,000	@@,#	LG Electronics, Inc., 5.000%, due 06/17/10	274,667
			636,427
		Environmental Control: 0.0%
150,000	C	Waste Management, Inc., 7.375%, due 08/01/10	159,681
			159,681
		Food: 0.1%
205,000	C	ConAgra Foods, Inc., 7.000%, due 10/01/28	222,733
190,000	C	ConAgra Foods, Inc., 8.250%, due 09/15/30	234,033
430,000	C	Fred Meyer, Inc., 7.450%, due 03/01/08	439,430
290,000	C	Sara Lee Corp., 6.125%, due 11/01/32	263,204
			1,159,400
		Gas: 0.0%
300,000		Sempra Energy, 4.621%, due 05/17/07	298,883
			298,883
		Healthcare - Services: 0.1%
430,000		WellPoint, Inc., 3.750%, due 12/14/07	423,309
95,000	C	WellPoint, Inc., 4.250%, due 12/15/09	92,407
			515,716
		Insurance: 0.2%
225,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	270,531
250,000		Nationwide Financial Services, 6.250%, due 11/15/11	258,678
205,000	C	Platinum Underwriters Finance, Inc., 7.500%, due 06/01/17	216,580
370,000	@@	Platinum Underwriters Holdings Ltd., 6.371%, due 11/16/07	367,777
490,000		St. Paul Travelers Cos., Inc., 5.010%, due 08/16/07	488,198
			1,601,764

Principal Amount			Value
		Lodging: 0.0%
$340,000	#,C	Hyatt Equities, LLC, 6.875%, due 06/15/07	$341,450
			341,450
		Media: 0.2%
755,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	791,782
220,000		News America, Inc., 7.280%, due 06/30/28	237,427
835,000		Time Warner, Inc., 5.606%, due 11/13/09	836,202
440,000	C	Viacom, Inc., 6.875%, due 04/30/36	436,377
			2,301,788
		Pharmaceuticals: 0.4%
3,890,000	C	Omnicare, Inc., 3.250%, due 12/15/35	3,394,025
207,000	C	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	198,203
			3,592,228
		Pipelines: 0.1%
175,000	C	Consolidated Natural Gas Co., 6.250%, due 11/01/11	180,933
140,000	C	Panhandle Eastern Pipe Line, 2.750%, due 03/15/07	139,180
435,000	#,C	Plains All American Pipeline LP, 6.700%, due 05/15/36	448,909
215,000	C	Texas Eastern Transmission LP, 7.000%, due 07/15/32	242,142
			1,011,164
		Real Estate: 0.1%
575,000	@@	Brookfield Asset Management, Inc., 7.125%, due 06/15/12	613,335
671,365	#	World Financial Properties, 6.910%, due 09/01/13	702,818
			1,316,153
		Retail: 0.2%
130,000	C	CVS Corp., 5.750%, due 08/15/11	131,695
755,000	#,C	CVS Corp., 6.036%, due 12/10/28	754,158
10,000	C	Federated Department Stores, 6.900%, due 04/01/29	10,153
220,000	C	Home Depot, Inc., 5.490%, due 12/16/09	220,163
425,000	C	May Department Stores Co., 6.700%, due 07/15/34	420,510
230,000	C	Yum! Brands, Inc., 8.875%, due 04/15/11	258,239
			1,794,918
		Savings & Loans: 0.1%
225,000		Washington Mutual Bank, 5.500%, due 01/15/13	224,357

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Savings & Loans (continued)
$300,000	#,C	Washington Mutual Preferred Funding II, 6.665%, due 12/29/49	$301,349
430,000		Washington Mutual, Inc., 8.250%, due 04/01/10	463,498
			989,204
		Telecommunications: 0.3%
480,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	631,979
270,000	C	SBC Communications, Inc., 6.150%, due 09/15/34	266,435
185,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	223,298
630,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	602,003
490,000	@@,C	Telefonica Europe BV, 8.250%, due 09/15/30	585,455
410,000	@@	Vodafone Group PLC, 5.454%, due 12/28/07	410,315
			2,719,485
		Textiles: 0.0%
227,000	C	Mohawk Industries, Inc., 7.200%, due 04/15/12	236,036
			236,036
		Transportation: 0.1%
470,000		Burlington Northern Santa Fe Corp., 6.125%, due 03/15/09	477,664
250,000		FedEx Corp., 2.650%, due 04/01/07	248,317
140,000		Norfolk Southern Corp., 7.350%, due 05/15/07	140,983
585,000		Union Pacific Corp., 6.625%, due 02/01/08	591,945
			1,458,909
Total Corporate Bonds/Notes (Cost $49,333,187)			48,905,729
U.S. TREASURY OBLIGATIONS: 11.4%
		U.S. Treasury Bonds: 6.5%
3,250,000		4.000%, due 02/15/14	3,112,005
27,140,000		4.250%, due 08/15/13	26,467,878
4,500,000		4.250%, due 11/15/13	4,382,582
5,000,000		4.750%, due 11/15/08	4,995,120
475,000		5.500%, due 08/15/28	513,297
535,000		6.125%, due 08/15/29	625,449
1,325,000		6.250%, due 05/15/30	1,578,821
1,410,000		6.375%, due 08/15/27	1,678,231
4,425,000		7.625%, due 02/15/25	5,857,943
2,060,000		8.125%, due 08/15/19	2,692,002
7,050,000		8.125%, due 08/15/21	9,411,200
1,925,000		8.750%, due 08/15/20	2,661,915
2,200,000		9.000%, due 11/15/18	3,025,860
			67,002,303
		U.S. Treasury Notes: 4.8%
5,000,000		3.250%, due 01/15/09	4,853,130
525,000		4.250%, due 11/15/14	509,455
9,875,000		4.375%, due 01/31/08	9,812,896

Principal Amount			Value
$19,725,000		4.500%, due 02/28/11	$19,585,544
5,000,000		4.625%, due 02/29/08	4,980,470
4,875,000		4.625%, due 03/31/08	4,855,768
5,000,000		6.000%, due 08/15/09	5,152,540
			49,749,803
		U.S. Treasury STRIP: 0.1%
3,100,000	^	7.880%, due 05/15/25	1,255,671
			1,255,671
Total U.S. Treasury Obligations (Cost $118,532,009)			118,007,777
ASSET-BACKED SECURITIES: 2.6%
		Automobile Asset-Backed Securities: 1.8%
1,175,000	C	Capital Auto Receivables Asset Trust, 4.050%, due 07/15/09	1,167,527
1,350,000	C	Capital Auto Receivables Asset Trust, 4.980%, due 05/15/11	1,345,360
400,000	C	Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	398,974
1,550,000	#,C	Capital Auto Receivables Asset Trust, 5.310%, due 10/20/09	1,551,938
700,000	C	Capital One Auto Finance Trust, 5.070%, due 07/15/11	697,703
760,597	C	Daimler Chrysler Auto Trust, 4.040%, due 09/08/09	755,718
296,724	C	Ford Credit Auto Owner Trust, 4.170%, due 01/15/09	295,303
650,000	C	Ford Credit Auto Owner Trust, 5.050%, due 03/15/10	648,628
1,225,000	C	Ford Credit Auto Owner Trust, 5.260%, due 10/15/10	1,226,608
1,175,000	C	Harley-Davidson Motorcycle Trust, 3.760%, due 12/17/12	1,156,983
825,000	C	Harley-Davidson Motorcycle Trust, 4.070%, due 02/15/12	811,102
1,000,000	C	Harley-Davidson Motorcycle Trust, 4.410%, due 06/15/12	989,890
600,000	#,C	Hertz Vehicle Financing, LLC, 4.930%, due 02/25/10	596,849
257,852	C	Honda Auto Receivables Owner Trust, 3.930%, due 01/15/09	256,282
800,000	C	Honda Auto Receivables Owner Trust, 4.850%, due 10/19/09	797,294
1,275,000	C	Merrill Auto Trust Securitization, 4.100%, due 08/25/09	1,265,930
1,142,325	C	Nissan Auto Receivables Owner Trust, 3.990%, due 07/15/09	1,133,644
208,820	C	USAA Auto Owner Trust, 3.160%, due 02/17/09	207,477
680,000	C	USAA Auto Owner Trust, 3.580%, due 02/15/11	671,669
680,511	C	USAA Auto Owner Trust, 3.900%, due 07/15/09	675,801

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY & INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Automobile Asset-Backed Securities (continued)
$262,859	C	Volkswagen Auto Lease Trust, 3.820%, due 05/20/08	$261,716
580,495	C	Wachovia Auto Owner Trust, 4.060%, due 09/21/09	576,262
825,000	C	Wachovia Auto Owner Trust, 4.790%, due 04/20/10	821,642
124,466	C	World Omni Auto Receivables Trust, 3.290%, due 11/12/08	124,046
			18,434,346
		Credit Card Asset-Backed Securities: 0.1%
1,200,000	C	MBNA Credit Card Master Note Trust, 2.700%, due 09/15/09	1,192,110
			1,192,110
		Other Asset-Backed Securities: 0.7%
694,447	C	Caterpillar Financial Asset Trust, 3.900%, due 02/25/09	690,011
1,125,000	C	Caterpillar Financial Asset Trust, 5.570%, due 05/25/10	1,127,285
153,518	C	CIT Equipment Collateral, 3.500%, due 09/20/08	151,909
750,000	C	CITEC, Inc., 5.070%, due 02/20/10	746,133
375,310	C	CNH Equipment Trust, 4.020%, due 04/15/09	373,051
1,525,000	C	CNH Equipment Trust, 4.270%, due 01/15/10	1,509,398
600,000	C	CNH Equipment Trust, 5.200%, due 06/15/10	598,031
1,050,000	#,C	GE Equipment Small Ticket, LLC, 4.380%, due 07/22/09	1,042,723
1,000,000	#,C	GE Equipment Small Ticket, LLC, 4.880%, due 10/22/09	996,418
			7,234,959
Total Asset-Backed Securities (Cost $26,988,261)			26,861,415
Total Long-Term Investments (Cost $874,631,744)			992,101,233
SHORT-TERM INVESTMENTS: 8.7%
	U.S. Government Agency Obligations: 8.7%

8,600,000	Fannie Mae, 4.720%, due 02/28/07	8,533,947
69,660,000	Fannie Mae, 4.800%, due 01/02/07	69,641,424
2,100,000	Fannie Mae, 5.080%, due 02/27/07	2,082,944
9,439,000	US DOMESTIC, 5.080%, due 02/27/07	9,362,337
Total Short-Term Investments (Cost $89,620,652)		89,620,652

Total Investments in Securities (Cost $964,252,396)*	104.8%	$1,081,721,885
Other Assets and Liabilities-Net	(4.8)	(49,622,438)
Net Assets	100.0%	$1,032,099,447

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

^  Interest Only (IO) security

*  Cost for federal income tax purposes is $969,340,239.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$118,884,248
Gross Unrealized Depreciation	(6,502,602)
Net Unrealized Appreciation	$112,381,646

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING American Century Large Company Value Portfolio
Class ADV	NII	$0.0865
Class I	NII	$0.1353
Class S	NII	$0.0410
All Classes	STCG	$0.0814
All Classes	LTCG	$0.6707
ING American Century Select Portfolio
Class ADV	NII	$0.0403
Class I	NII	$0.1163
Class S	NII	$0.0701
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.0012
Class I	NII	$0.0033
Class S	NII	$0.0021
All Classes	STCG	$0.0216
All Classes	LTCG	$0.0130
ING Baron Small Cap Growth Portfolio
All Classes	LTCG	$0.1539
ING Davis Venture Value Portfolio
Class ADV	NII	$—
Class I	NII	$0.0050
Class S	NII	$0.0011
All Classes	LTCG	$1.4292
ING Fundamental Research Portfolio
Class ADV	NII	$—
Class I	NII	$0.0290
Class S	NII	$0.0090
All Classes	STCG	$0.0700
All Classes	LTCG	$0.0779
ING Goldman Sachs Structured Equity Portfolio
Class ADV	NII	$0.1671
Class S	NII	$0.1298
All Classes(1)	STCG	$0.4889
All Classes(1)	LTCG	$1.3446
ING JPMorgan International Portfolio
Class ADV	NII	$0.0999
Class I	NII	$0.1367
Class S	NII	$0.0217
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0001
Class I	NII	$0.0023
Class S	NII	$0.0008
All Classes	STCG	$0.0009
All Classes	LTCG	$0.1057
ING Legg Mason Partners Large Cap Growth Portfolio
All Classes	STCG	$0.1711
All Classes	LTCG	$0.0106
ING Lord Abbett U.S. Government Securities Portfolio
Class ADV	NII	$0.4510
Class I	NII	$0.4518
Class S	NII	$0.4228
ING Neuberger Berman Regency Portfolio
Class ADV	NII	$0.0447
Class I	NII	$0.0457
Class S	NII	$0.0300
All Classes	STCG	$0.0262
All Classes	LTCG	$0.0037

Fund Name	Type	Per Share Amount
ING OpCap Balanced Value Portfolio
Class ADV	NII	$0.1147
Class I	NII	$0.1888
Class S	NII	$0.1293
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.0079
Class I	NII	$0.0105
Class S	NII	$0.0099
All Classes	LTCG	$0.0222
ING Oppenheimer Strategic Income Portfolio
Class ADV	NII	$0.0174
Class I	NII	$0.0421
Class S	NII	$0.0118
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.1749
Class I	NII	$0.2131
Class S	NII	$0.1883
ING Pioneer High Yield Portfolio
Class ADV	NII	$0.5122
Class I	NII	$0.5499
Class S	NII	$0.5156
All Classes	STCG	$0.0275
All Classes	LTCG	$0.0011
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
All Classes	STCG	$0.1756
All Classes	LTCG	$0.0175
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.1350
Class S	NII	$—
All Classes	LTCG	$0.0908
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1319
Class I	NII	$0.1318
Class S	NII	$0.1201
All Classes	STCG	$0.0077
ING Thornburg Value Portfolio Portfolio
Class ADV	NII	$0.0381
Class I	NII	$0.1418
Class S	NII	$0.0633
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.0730
Class I	NII	$0.0797
Class S	NII	$0.0709
ING UBS U.S. Small Cap Growth Portfolio
All Classes	STCG	$0.0836
ING Van Kampen Comstock Portfolio
Class ADV	NII	$0.0929
Class I	NII	$0.1251
Class S	NII	$0.0906
All Classes	STCG	$0.1842
All Classes	LTCG	$0.4349
ING Van Kampen Equity and Income Portfolio
Class ADV	NII	$0.5894
Class I	NII	$0.7277
Class S	NII	$0.6855
All Classes	STCG	$1.2934

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
(1) Except Class I which commenced operations after the distribution occurred.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Large Company Value Portfolio	99.98%
ING American Century Select Portfolio	72.92%
ING American Century Small-Mid Cap Value Portfolio	15.98%
ING Davis Venture Value Portfolio	98.72%
ING Fundamental Research Portfolio	58.66%
ING Goldman Sachs® Structured Equity Portfolio	64.43%
ING JPMorgan Mid Cap Value Portfolio	44.91%
ING Legg Mason Partners Large Cap Growth Portfolio	71.33%
ING Neuberger Berman Regency Portfolio	62.33%
ING OpCap Balanced Value Portfolio	99.82%
ING Oppenheimer Global Portfolio	13.36%
ING Oppenheimer Strategic Income Portfolio	1.19%
ING Pioneer High Yield Portfolio	2.09%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	23.13%
ING T. Rowe Price Growth Equity Portfolio	99.98%
ING Templeton Foreign Equity Portfolio	1.31%
ING Thornburg Value Portfolio Portfolio	100.00%
ING UBS U.S. Large Cap Equity Portfolio	100.00%
ING UBS U.S. Small Cap Growth Portfolio	3.24%
ING Van Kampen Comstock Portfolio	54.44%
ING Van Kampen Equity and Income Portfolio	21.48%
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year December 31, 2006:

	Foreign Taxes Paid	Per Share Amount
ING JPMorgan International Portfolio	$1,833,564	$0.0269
ING Oppenheimer Global Portfolio	$2,523,898	$0.0152
ING Templeton Foreign Equity Portfolio	$44,859	$0.0115

Listed below are the gross income earned and foreign taxes paid by country for each Portfolio shown above. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

ING JPMorgan International Portfolio

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$412,580	$—
Belgium	632,409	97,932
Bermuda	372,148	—
Brazil	385,286	—
Finland	301,613	45,242
France	3,513,393	459,011
Germany	1,055,003	118,471
Ireland	303,573	(875)
Italy	2,324,486	348,673
Japan	2,419,477	169,363
Korea	70,961	11,709
Mexico	43,441	—
Netherlands	1,225,804	146,015
South Korea	(12,830)	(2,117)
Spain	753,676	113,048
Sweden	187,217	28,083
Switzerland	1,993,397	299,009
United Kingdom	7,397,188	—
Subtotal	23,378,822	1,833,564
United States	185,685	—
Total	$23,564,508	$1,833,564

TAX INFORMATION (UNAUDITED) (CONTINUED)

ING Oppenheimer Global Portfolio

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$420,996	$—
Bermuda	48,456	—
Brazil	890,146	—
Canada	892,987	133,948
Cayman Islands	663,986	—
Denmark	104,422	15,663
Finland	837,418	125,613
France	3,753,755	556,243
Germany	1,613,521	241,476
Hong Kong	386,162	—
India	991,616	—
Italy	238,478	35,772
Japan	2,952,651	206,539
Mexico	615,635	—
Netherlands	1,028,817	154,323
Norway	90,272	13,513
Panama	619,133	—
Portugal	31,278	3,072
Singapore	422,561	—
South Korea	502,700	84,106
Spain	419,741	62,958
Sweden	2,791,935	418,790
Switzerland	1,513,984	227,097
Taiwan	1,419,319	244,785
United Kingdom	10,600,759	—
Subtotal	33,850,728	2,523,898
United States	10,109,063	—
Total	$43,959,792	$2,523,898

ING Templeton Foreign Equity Portfolio

Country	Gross Income Earned	Foreign Tax Withheld
Australia	$26,635	$—
Belgium	2,613	392
Brazil	4,039	—
Canada	30,896	1,712
Cayman Islands	4,251	—
Finland	24,408	3,661
France	57,555	8,930
Germany	40,889	6,133
Hong Kong	15,713	—
Italy	15,858	2,379
Japan	13,625	954
Korea	254	42
Mexico	8,031	—
Netherlands	19,877	2,981
Norway	10,929	1,639
Portugal	12,731	1,910
Singapore	8,779	—
South Korea	2,360	389
Spain	31,658	4,573
Sweden	12,857	1,929
Switzerland	17,704	2,656
Taiwan	22,894	4,579
United Kingdom	269,939	—
Subtotal	654,495	44,859
United States	7,505	—
Total	$662,000	$44,859

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 1997 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	180	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	180	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2005 - Present	President, College of New Jersey (January 1999 - Present).	180	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	180	Assured Guaranty Ltd. (November 2003 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Director	January 2005 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	180	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	180	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian- American Enterprise Fund (February 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	180	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	180	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Director who is an "Interested Person":

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	180	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)  Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Valuation, Proxy and Brokerage Committee member.

(4)  Audit Committee member.

(5)  Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	January 2005 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present January 2005 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Laurie M. Tillinghast 151 Farmington Ave. Hartford, Connecticut 06156 Age: 54	Vice President	May 2003 - Present	Senior Vice President, ING Investments, LLC (March 2006 - Present) and Vice President, ING Life Insurance and Annuity Company, (December 2000 - Present); Formerly, Vice President, Aetna Retirement Services, Fund Strategy and Management, (December 1995 - December 2000); and, Director and President, ING Partners, Inc. (November 1997 - May 2003)

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Partners Inc. was held April 4, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matter:

To approve a change in the Portfolio's fundamental investment restriction governing portfolio diversification.

Result:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING Legg Mason Partners Aggressive Growth Portfolio	1	15,104,193	1,137,846	945,692	—	17,187,731

*  Proposal 1 passed at this meeting.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. ("IPI"), including a majority of the Directors who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services, LLC (formerly, ING Life Insurance and Annuity Company) (the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (the "Sub-Advisers").

The Independent Directors also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Director may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios' advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Directors determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including IPI's existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios' Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios' "15(c) Methodology Guide" (the "Methodology Guide"). The Methodology Guide was developed under the direction of the Independent Directors, and sets out a written blueprint under which the Independent Directors request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Directors based on the Methodology

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Guide through "Fund Analysis and Comparison Tables" or "FACT" sheets prior to the Independent Directors' review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Directors retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Directors have determined to conduct such testing periodically.

As part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Portfolios' Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2007, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board's Independent Directors also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group ("Selected Peer Group"), as well as information about the Portfolio's investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Advisers and Sub-Advisers to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board's evaluations.

For each Portfolio, Class I shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class I shares were selected, as general matter, so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio's Selected Peer Group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board's direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios' portfolios. The Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and members of the Committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and took note of the pro-active approach that the Adviser, working in cooperation with the Board's Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio and/or changing the Sub-Adviser to a Portfolio.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios or among Portfolios available on a product platform, and the wide variety in the types of Portfolios available for exchange or transfer.

The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds' service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the ING Funds complex more efficient by reducing the number of funds through combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios' Chief Compliance Officer ("CCO") evaluating the regulatory compliance systems of the Adviser and each Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO's annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers' compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio's primary benchmark. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis," below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Portfolios. For a Portfolio that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Directors considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and/or Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and affiliated Sub-Advisers' profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

In their review of advisory fee rates, the Independent Directors have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in expense caps or management fee rates; reductions in 12b-1 fees payable by a Portfolio; the merger of certain Portfolios with and into comparable Portfolios; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. The Independent Directors have requested these adjustments primarily on the basis of: (a) a Portfolio's performance, as compared to its Selected Peer Group; (b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio's expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Century Large Company Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented, except it outperformed its Morningstar category median for the most recent calendar quarter; and (2) the Portfolio is in the second quintile of its Morningstar category for the most recent calendar quarter, in the third quintile of its Morningstar category for the year-to-date period, in the fourth quintile of its Morningstar category for the one-year period, and in the fifth (lowest) quintile of its Morningstar category for the three-year period

In analyzing this performance data, the Board took into account: (1) the Sub-Adviser assumed management of the Portfolio in April 2005; (2) Management's view that the investment process of the Sub-Adviser will result in reasonable longer-term performance; and (3) Management's representation that it will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to meet Management's expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Century Select Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Select Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board also took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance, including the negative effect of sector allocation on the Portfolio's performance; (2) in April 2006, the portfolio management team was restructured; and (3) Management's representation that it would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Select Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account the change in portfolio managers in April 2006, as well as Management's representations that it will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio's performance, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to appropriately assess the longer-term performance of the new portfolio management team; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Small-Mid Cap Value Portfolio (formerly, ING American Century Small Cap Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary and secondary benchmarks for all periods presented; and (2) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one- and three-year periods, and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) in April 2006, a new portfolio management team assumed responsibility for managing a portion of the Portfolio's assets; (2) in conjunction with the addition of the new portfolio management team, the Portfolio's strategy was changed to a small-/mid-capitalization style; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio's performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) in January 2006, at the direction of the Board following the 2005 contract renewal process, Management reduced the Portfolio's administration fee; and (2) in April 2006, Management put into place a fee waiver arrangement under which the Adviser waives its management fee in amounts equal to 50% of the savings from a reduction in sub-advisory fees that took effect in April 2006.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) in April 2006, a new mid-cap portfolio management team assumed management of a portion of the Portfolio's assets and its strategies were modified in conjunction with the transition to the new team, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to appropriately assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Asset Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter; and (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter. In considering this performance data, the Board took into account that the Portfolio launched in January 2006, and therefore had a limited operating history for purposes of analyzing Portfolio performance. The Board noted further that Morningstar category rankings were not yet available for the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in January 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented, but underperformed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for the one-year period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and three-year periods, but underperformed for the year-to-date and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and three-year periods, the second quintile of its Morningstar category for the year-to-date period and the third quintile of its Morningstar category for the one-year period.

In analyzing this performance data, the Board also took into account Management's analysis regarding the Sub-Adviser's rationale for underperformance during certain periods, including its analysis regarding the negative effect of stock selection on the Portfolio's performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that do not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Baron Small Cap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that in January 2006, at the direction of the Board following the 2005 contract renewal process, Management reduced the Portfolio's administration fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis Venture Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis Venture Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for most recent calendar quarter, the second quintile of its Morningstar category for the year-to-date and three-year periods, and the third quintile of its Morningstar category or the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Davis Venture Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio of the Adviser is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Fundamental Research Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Fundamental Research Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and three-year periods, but outperformed for the one-year period; and (2) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, in the fourth quintile of its Morningstar category for the year-to-date and three-year periods and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board also took into account: (1) Management's representations that in order to address the Board's concerns about the Portfolio's performance, in April 2005 there was a change in portfolio managers; and (2) Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods, including its analysis regarding the negative effect of stock selection on the Portfolio's more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Fundamental Research Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in portfolio managers in April 2005, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to appropriately assess the longer-term performance of the new portfolio management team; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs® Capital Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Capital Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented, except it outperformed for the year-to-date period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, in the third quintile of its Morningstar category for the most recent calendar quarter, and in the fourth quintile of its Morningstar category for the one- and three-year periods.

In analyzing this performance data, the Board took into account that it had approved, at the Board's May 2006 meeting, the merger of the Portfolio with and into ING VP Growth Portfolio, another fund in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed during the first quarter of 2007 if approved by the Portfolio's shareholders and by the Board of Directors that administers ING VP Growth Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Capital Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Goldman Sachs® Capital Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs® Structured Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Structured Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one- and three-year periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed its primary benchmark for the one- and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one- and three-year periods, the fourth quintile of its Morningstar category for the year-to-date period and the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board also took into account that it had approved, at its May 25, 2006 meeting, the merger of the Portfolio with and into ING UBS U.S. Large Cap Equity Portfolio and that this merger is expected to occur in the first quarter of 2007 if approved by the Portfolio's shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Structured Equity Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan International Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-, three- and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, in the fourth quintile of its Morningstar category for the three-year period, and in the fifth (lowest) quintile of its Morningstar category for the one- and five-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance during certain periods; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan International Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management's representations that it will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio's performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one- and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, except that it outperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, in the third quintile of its Morningstar category for the three-year period, and in the fourth quintile of its Morningstar category or the one-year period.

In analyzing this performance data, the Board took into account Management's analysis of the Sub-Adviser's underperformance during certain periods, including its representations regarding the negative effect of stock selection and sector allocation on the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING JPMorgan Mid Cap Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, effective April 28, 2006, Management lowered the Portfolio's administration fee rate, effectively reducing the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Legg Mason Partners Aggressive Growth Portfolio (formerly, ING Salomon Brothers Aggressive Growth Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one- and three-year periods, in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and in the third quintile of its Morningstar category for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Legg Mason Partners Aggressive Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Partners Large Cap Growth Portfolio (formerly, ING Salomon Brothers Large Cap Growth Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and in the fifth (lowest) quintile of its Morningstar category for the year-to-date, one- and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance, including its representations that underperformance in more recent periods could be attributed to the negative effect of underweighting certain industry sectors; (2) Management's view that the Sub-Adviser's investment process will yield reasonable longer-term performance; and (3) Management's representations regarding steps being undertaken to address the Board's concerns regarding the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

all factors considered by the Board, including Management's representations regarding the steps being undertaken, at the Board's direction, to address performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING OpCap Balanced Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and it primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but outperformed for the three-year period; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, in the fourth quintile of its Morningstar category for the most recent calendar quarter, and in the fifth (lowest) quintile of its Morningstar category for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods, including its analysis of the negative effect of sector weightings on the Portfolio's more recent performance; and (2) Management's representations regarding steps being undertaken to address the Board's concerns regarding the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING OpCap Balanced Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board, including Management's representations regarding the steps being undertaken, at the Board's direction, to address performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one- and three-year periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period and matched its benchmark's performance for the three-year period; and (3) the Portfolio ranked in the second quintile of its Morningstar category for the one- and three-year periods and in the fourth quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Strategic Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, but outperformed the primary benchmark for the year-to-date and one-year periods; and (3) the Portfolio ranked in the fourth quintile of its Morningstar category for the year-to-date and one-year periods, and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance, including its discussion of the negative effect of stock selection and sector allocation on the Portfolio's performance; (2) Management's view that the Portfolio launched in November 2004, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess Portfolio performance; and (3) Management's expectation that the Sub-Adviser will deliver reasonable longer-term performance in the future.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in November 2004, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating whether the Portfolio meets the Adviser's expectation of more favorable longer-term performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except it underperformed for the one-year period; (2) the Portfolio underperformed its benchmark for all periods presented, except it outperformed for the three-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and in the third quintile of its Morningstar category for the year-to-date, one- and three-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING PIMCO Total Return Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee information, the Board noted that in January 2006, at the direction of the Board following the 2005 contract renewal process, Management reduced the Portfolio's administration fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, but underperformed for the year-to-date, one-, and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and in the fourth quintile for the year-to-date, one- and three-year periods.

In analyzing this performance data, the Board took into account that, in November 2004, T. Rowe Price Associates, Inc. was appointed as the new Sub-Adviser to the Portfolio. The Board also noted that the Portfolio's investment strategy was modified in conjunction with this change in Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that do not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's Sub-Adviser and strategy were changed in November 2004, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether longer-term performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed its primary benchmark for all periods presented, except that it outperformed for the five-year period. The Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and five-year periods and in the second quintile of its Morningstar category for the year-to-date, one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that do not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio (formerly, ING MFS Capital Opportunities Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio (formerly, ING MFS Capital Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented, except it equaled the performance of its Morningstar category median for the most recent calendar quarter; and (2) the Portfolio is ranked in the third quintile for the most recent calendar quarter, in the fourth quintile for the year-to-date period, and in the fifth (lowest) quintile for the one-, three- and five-year periods.

In analyzing this performance data, the Board took into account that, to address the Board's concerns regarding the Portfolio's performance, in August 2006 Thornburg Investment Management assumed responsibility for the management of the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Thornburg Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 there was a change in Sub-Advisers to the Portfolio, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the one- and three-year periods, but underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and five-year periods; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, in the third quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and in the fourth quintile of its Morningstar category for the year-to-date and five-year periods.

In analyzing this performance data, the Board took into account that in May 2004 UBS Global Asset Management Inc. assumed responsibility for the Portfolio, and its performance has improved since this change was implemented. The Board also took into account Management's analysis regarding the Sub-Advisor's rationale for underperformance in certain periods, including its analysis of the negative effect of stock selection.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING UBS U.S. Large Cap Equity Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in Sub-Adviser in May 2004, and since that change was implemented the Portfolio's performance has been reasonable; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Small Cap Growth

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Small Cap Growth Portfolio, the Board considered that the Portfolio was launched on April 28, 2006 and has less than one calendar quarter of operating history. Therefore, the Board concluded that it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Small Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that the Adviser is waiving a portion of its management fee, in effect reducing the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in April 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its Morningstar category median for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the third quintile of its Morningstar category for the three-year period, and in the fourth quintile of its Morningstar category for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account Management's analysis regarding the Sub-Adviser's rationale for underperformance in certain periods, including its analysis of the negative effect of sector weightings on the Portfolio's performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Van Kampen Comstock Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, in April 2006, the Portfolio's expense ratio was reduced.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity & Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and three-year period and in the second quintile of its Morningstar category for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that do not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value II Portfolio

Approval of New Advisory and Sub-Advisory Arrangements

Section 15 of the Investment Company Act of 1940 mandates that, when a Portfolio enters into new advisory or sub-advisory arrangement the Board, including a majority of the Non-Interested Directors, must approve those new arrangements. Therefore, in order for a new series of IPI to be launched, the Board must approve an Advisory Contract and, if applicable, Sub-Advisory Contract for that series prior to the commencement of its operations. At a meeting held on January 19, 2006, the Board considered the approval of a new Advisory Contract and Sub-Advisory contract with Columbia Management Advisors, LLC ("Columbia") for ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value"), a recently-launched series of IPI.

The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management's rationale for requesting the launch of Columbia Small Cap Value that discusses, among other things, the performance of Columbia in managing a fund similar to the Portfolio, with such performance being compared against the Portfolio's Morningstar Category average and proposed primary benchmark; (2) information regarding the Portfolio's proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the performance of a similarly-managed fund managed by Columbia against that of the Portfolio's Selected Peer Group and its Morningstar category median; (4) responses from the Adviser and Columbia to questions posed by K&L Gates, independent legal counsel, on behalf of the Non-Interested Directors; (5) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for Columbia Small Cap Value; and (6) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser's oversight of other sub-advisers managing Funds in the ING Funds complex.

The Board considered that Columbia Small Cap Value would be subject to the standard policies and procedures of IPI previously approved by the Board for other Series of IPI and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing Columbia Small Cap Value, the Adviser would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds. In the case of Columbia, the Board considered, among other things, a preliminary report from the CCO.

The Board's consideration of whether to approve the Advisory Contract with the Adviser on behalf of Columbia Small Cap Value took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to Columbia Small Cap Value under the proposed Advisory Contract; (2) the Adviser's experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) the Adviser's strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to Columbia Small Cap Value and taking into account the sub-advisory fees payable by the Adviser to Columbia; (5) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund's advisory fee, which result in lower fees at higher asset levels, taking into account that it would take time to reach these discounts after the Portfolio is launched; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Columbia Small Cap Value, as compared to other similarly-managed funds in its Selected Peer Group, including Management's analysis that: (a) the proposed management fee (inclusive of a 0.10% administration fee) is above the median and average management fees of the funds in Columbia Small Cap Value's Selected Peer Group; and (b) the estimated expense ratio for Columbia Small Cap Value is above the median and average expense ratios of the funds in Columbia Small Cap Value's Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to Columbia are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team's expertise in the management of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other Funds; (9) the Adviser's compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings, with respect to its capabilities as a manager-of-managers; and (11) "fall-out benefits" to the Adviser and its affiliates that were anticipated to arise from the Adviser's management of Columbia Small Cap Value. In analyzing the pricing structure of Columbia Small Cap Value, the Board took into account Management's representations that the level of the Portfolio's management fee and expense ratio reflects that availability of small capitalization capacity in the current market is increasingly scarce, leading to higher sub-advisory fees for small capitalization investment mandates.

In reviewing the proposed Sub-Advisory Contract with Columbia, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser's view of Columbia's capabilities in managing in the strategy to be employed by Columbia Small Cap Value; (2) Columbia's strength and reputation in the industry; (3) the nature and quality of the services to be provided by Columbia under the proposed Sub-Advisory Contract; (4) the performance of Columbia's proprietary fund managed in the same style in which the Portfolio would be managed, compared to the Portfolio's Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in Columbia Small Cap Value's Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Columbia and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by and the projected profitability of Columbia as Columbia Small Cap Value's sub-adviser and taking into account the ability of Columbia to deliver small-capitalization investment management expertise in a market where access to small-capacity advisory services is increasingly scarce; (7) the costs for the services to be provided by Columbia; (8) Columbia's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which were under review and evaluation by ING IPI's Chief Compliance Officer; (9) Columbia's financial condition; (10) the appropriateness of the selection of Columbia in light of Columbia Small Cap Value's investment objective and prospective investor base; and (11) Columbia's Code of Ethics, which has previously been approved for other ING Funds, presented and approved at the January 2006 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Columbia Small Cap Value's proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) Columbia Small Cap Value's expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to Columbia is reasonable in the context of all factors considered by the Board; (4) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board's previous and ongoing review of the compliance program; and (5) Columbia maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from IPI's Chief Compliance Officer that, based upon his analysis to date, Columbia's compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws, and his representation that if any compliance issues were identified, he would inform the Board. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for Columbia Small Cap Value. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UIPI

(1206-022807)

Funds

Annual Report

December 31, 2006

Adviser Class (“ADV”), Initial Class (“I”), Service Class (“S”) and Class T

ING Partners, Inc.

• ING Solution Income Portfolio
• ING Solution 2015 Portfolio
• ING Solution 2025 Portfolio
• ING Solution 2035 Portfolio
• ING Solution 2045 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) rose significantly.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING SOLUTION PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The ING Solution Portfolios (the “Portfolios” or “Solution Portfolios”) each seek to achieve their investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Portfolio Specifics: Directed Services, LLC(1) (“DSL” or “Investment Adviser”) is the investment adviser of each Portfolio. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”), a global financial institution active in the fields of insurance, banking and asset management.

ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep. The Adviser and the Consultant, working together, have designed Target Date asset allocation funds, called Solution Portfolios that will be constructed and managed in accordance with the following processes:

The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus.

The following tables illustrate the Target Sub-Asset Mix allocation as of December 31, 2006:

(1)	Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between ING Partners, Inc. and ILIAC.

Asset Allocation

as of December 31, 2006
(as a percent of net assets)

	ING Solution	ING Solution	ING Solution	ING Solution	ING Solution
	Income	2015	2025	2035	2045
Target Sub-Asset Mix(1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

U.S. Large Cap Blend	17%	15%	10%	10%	10%
U.S. Large Cap Growth	0%	12%	19%	24%	27%
U.S. Large Cap Value	0%	5%	12%	16%	18%
U.S. Mid Cap	0%	0%	3%	4%	5%
U.S. Small Cap	0%	0%	6%	8%	10%
Non-U.S./International	3%	8%	10%	13%	15%
Real Estate	0%	5%	5%	5%	5%
Intermediate-Term Bond	45%	30%	20%	20%	10%
High Yield Bond	10%	10%	5%	0%	0%
Short-Term Bond	25%	15%	10%	0%	0%

	100%	100%	100%	100%	100%
Portfolio holdings are subject to change daily.

(1)	Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

ING SOLUTION INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception
		of Classes ADV, I and S		of Class T
	1 Year	April 29, 2005		August 31, 2005

Class ADV	7.21%	6.35%		—
Class I	7.66%	6.92%		—
Class S	7.37%	6.62%		—
Class T	6.93%	—		5.61%
LBAB Index(1)	4.33%	3.53	%(2)	2.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(2)Since inception performance for the index is shown as of May 1, 2005.

(3)Since inception performance for the index is shown as of September 1, 2005.

5

ING SOLUTION 2015 PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception
		of Classes ADV, I and S		of Class T
	1 Year	April 29, 2005		August 31, 2005

Class ADV	10.54%	10.53%		—
Class I	10.96%	11.15%		—
Class S	10.78%	10.86%		—
Class T	10.26%	—		9.20%
S&P 500® Index(1)	15.79%	15.17	%(2)	14.06	%(3)
LBAB Index(4)	4.33%	3.53	%(2)	2.89	%(3)
Composite Index(5)	11.12%	10.43	%(2)	9.50	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is a value-weighted, unmanaged index of 500 of the largest companies in the U.S.

(2)Since inception performance for the indices is shown from May 1, 2005.

(3)Since inception performance for the indices is shown from September 1, 2005.

(4)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(5)The Composite Index consists of 60% of return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the LBAB Index.

6

ING SOLUTION 2025 PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception
		of Classes ADV, I and S		of Class T
	1 Year	April 29, 2005		August 31, 2005

Class ADV	12.37%	12.97%		—
Class I	12.94%	13.69%		—
Class S	12.59%	13.29%		—
Class T	12.09%	—		11.14%
S&P 500® Index(1)	15.79%	15.17	%(2)	14.06	%(3)
LBAB Index(4)	4.33%	3.53	%(2)	2.89	%(3)
Composite Index(5)	11.12%	10.43	%(2)	9.50	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance for the indices is shown from May 1, 2005.

(3)Since inception performance for the indices is shown from September 1, 2005.

(4)The LBAB Index is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(5)The Composite Index consists of 60% return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the LBAB Index.

7

ING SOLUTION 2035 PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception
		of Classes ADV, I, and S		of Class T
	1 Year	April 29, 2005		August 31, 2005

Class ADV	13.91%	14.75%		—
Class I	14.29%	15.35%		—
Class S	14.13%	15.07%		—
Class T	13.56%	—		12.75%
Russell 3000® Index(1)	15.72%	16.16	%(2)	14.01	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2)Since inception performance for the index is shown from May 1, 2005.

(3)Since inception performance for the index is shown from September 1, 2005.

8

ING SOLUTION 2045 PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception		Since Inception
		of Classes ADV, I, and S		of Class T
	1 Year	April 29, 2005		August 31, 2005

Class ADV	14.82%	16.59%		—
Class I	15.38%	17.23%		—
Class S	15.06%	16.85%		—
Class T	14.57%	—		13.99%
Russell 3000® Index(1)	15.72%	16.16	%(2)	14.01	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the Russell 3000® Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2)Since inception performance for the index is shown from May 1, 2005.

(3)Since inception performance for the index is shown from September 1, 2005.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2006, to December 31, 2006. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Solution Income Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,066.90	0.62%	$3.23
Class I	1,000.00	1,068.40	0.12	0.63
Class S	1,000.00	1,066.50	0.37	1.93
Class T	1,000.00	1,064.10	0.82	4.27
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Solution 2015 Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,087.20	0.62%	$3.26
Class I	1,000.00	1,089.40	0.12	0.63
Class S	1,000.00	1,088.60	0.37	1.95
Class T	1,000.00	1,085.40	0.82	4.31
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

ING Solution 2025 Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,094.70	0.62%	$3.27
Class I	1,000.00	1,097.60	0.12	0.63
Class S	1,000.00	1,096.00	0.37	1.95
Class T	1,000.00	1,094.00	0.82	4.33
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

ING Solution 2035 Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,105.30	0.62%	$3.29
Class I	1,000.00	1,107.20	0.12	0.64
Class S	1,000.00	1,106.60	0.37	1.96
Class T	1,000.00	1,102.90	0.82	4.35
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Solution 2045 Portfolio	July 1, 2006	December 31, 2006	Ratio*	December 31, 2006**

Actual Portfolio Return
Class ADV	$1,000.00	$1,109.10	0.62%	$3.30
Class I	1,000.00	1,112.80	0.12	0.64
Class S	1,000.00	1,110.50	0.37	1.97
Class T	1,000.00	1,107.60	0.82	4.36
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,023.34	0.37	1.89
Class T	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio, each a series of ING Partners, Inc., as of December 31, 2006, and the related statements of operations, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for the year ended December 31, 2006, and for the period from April 29, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2007

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING
	Solution	Solution	Solution
	Income	2015	2025
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated underlying funds at value*	$80,438,552	$282,168,749	$409,438,816

Receivables:
Investment securities sold	94,742	168,256	—
Fund shares sold	289,505	678,011	1,597,874
Dividends from affiliated underlying funds	13	40	—

Total assets	80,822,812	283,015,056	411,036,690

LIABILITIES:
Payable for investments purchased in affiliated underlying funds	—	—	598,428
Payable for fund shares redeemed	384,247	846,268	999,446
Payable to affiliates	29,443	101,133	145,703

Total liabilities	413,690	947,401	1,743,577

NET ASSETS	$80,409,122	$282,067,655	$409,293,113

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$77,389,103	$266,350,004	$381,503,154
Undistributed net investment income	887,929	2,458,163	2,742,172
Accumulated net realized gain on investments	77,081	665,905	1,966,060
Net unrealized appreciation on investments	2,055,009	12,593,583	23,081,727

NET ASSETS	$80,409,122	$282,067,655	$409,293,113

* Cost of investments in affiliated underlying funds	$78,383,543	$269,575,166	$386,357,089

Class ADV:
Net assets	$20,477,419	$71,922,753	$100,094,891
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,848,898	6,076,831	8,154,317
Net asset value and redemption price per share	$11.08	$11.84	$12.28

Class I:
Net assets	$3,052,633	$14,383,772	$17,540,120
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	272,944	1,203,786	1,413,813
Net asset value and redemption price per share	$11.18	$11.95	$12.41

Class S:
Net assets	$54,634,049	$191,100,240	$282,069,801
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,906,970	16,063,415	22,855,350
Net asset value and redemption price per share	$11.13	$11.90	$12.34

Class T:
Net assets	$2,245,021	$4,660,890	$9,588,301
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	203,572	394,772	782,736
Net asset value and redemption price per share	$11.03	$11.81	$12.25

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)

	ING	ING
	Solution	Solution
	2035	2045
	Portfolio	Portfolio

ASSETS:
Investments in affiliated underlying funds at value*	$321,469,535	$165,136,200
Receivable for fund shares sold	1,087,154	1,150,876

Total assets	322,556,689	166,287,076

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	688,642	1,049,006
Payable for fund shares redeemed	398,512	101,870
Payable to affiliates	113,526	56,514

Total liabilities	1,200,680	1,207,390

NET ASSETS	$321,356,009	$165,079,686

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$297,316,620	$152,444,968
Undistributed net investment income	2,298,752	690,414
Accumulated net realized gain on investments	1,377,199	647,092
Net unrealized appreciation on investments	20,363,438	11,297,212

NET ASSETS	$321,356,009	$165,079,686

* Cost of investments in affiliated underlying funds	$301,106,097	$153,838,988

Class ADV:
Net assets	$73,682,583	$36,740,651
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,826,757	2,823,410
Net asset value and redemption price per share	$12.65	$13.01

Class I:
Net assets	$16,646,956	$10,442,397
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,304,130	795,475
Net asset value and redemption price per share	$12.76	$13.13

Class S:
Net assets	$222,501,667	$114,649,588
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	17,506,403	8,776,188
Net asset value and redemption price per share	$12.71	$13.06

Class T:
Net assets	$8,524,803	$3,247,050
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	676,469	250,317
Net asset value and redemption price per share	$12.60	$12.97

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING	ING	ING	ING	ING
	Solution	Solution	Solution	Solution	Solution
	Income	2015	2025	2035	2045
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$917,820	$2,600,456	$2,748,267	$2,215,697	$629,323

Total investment income	917,820	2,600,456	2,748,267	2,215,697	629,323

EXPENSES:
Investment management fees	24,303	88,377	135,643	98,470	48,778

Distribution and service fees:
Class ADV	18,980	77,665	108,408	78,534	38,095
Class S	41,401	148,807	240,130	169,137	83,060
Class T	23,053	63,743	88,502	67,671	26,203
Administrative service fees	4,860	17,674	27,127	19,692	9,755

Total expenses	112,597	396,266	599,810	433,504	205,891
Net waived and reimbursed fees	(1,537)	(4,250)	(5,900)	(4,512)	(1,747)

Net expenses	111,060	392,016	593,910	428,992	204,144

Net investment income	806,760	2,208,440	2,154,357	1,786,705	425,179

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	115,329	469,473	1,174,366	963,476	492,103
Net realized gain on affiliated underlying funds	45,996	455,726	1,399,930	930,109	424,501
Net change in unrealized appreciation or depreciation on affiliated underlying funds	2,057,529	12,537,767	22,592,857	20,212,377	11,285,992

Net realized and unrealized gain on affiliated underlying funds	2,218,854	13,462,966	25,167,153	22,105,962	12,202,596

Increase in net assets resulting from operations	$3,025,614	$15,671,406	$27,321,510	$23,892,667	$12,627,775

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Income Portfolio		ING Solution 2015 Portfolio

	Year Ended	April 29, 2005(1)	Year Ended	April 29, 2005(1)
	December 31,	to December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$806,760	$12,658	$2,208,440	$56,612
Net realized gain on affiliated underlying funds	161,325	1,405	925,199	22,736
Net change in unrealized appreciation or depreciation on affiliated underlying funds	2,057,529	(2,520)	12,537,767	55,816

Net increase in net assets resulting from operations	3,025,614	11,543	15,671,406	135,164

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(4,748)	—	(16,429)	—
Class I	(713)	—	(6,011)	—
Class S	(5,235)	—	(26,675)	—
Class T	(3,528)	—	(9,123)	—

Net realized gains:
Class ADV	(968)	—	(8,506)	—
Class I	(142)	—	(2,991)	—
Class S	(1,137)	—	(14,550)	—
Class T	(729)	—	(4,772)	—

Total distributions	(17,200)	—	(89,057)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,382,379	818,111	289,918,561	6,044,016
Dividends reinvested	17,200	—	89,057	—

	88,399,579	818,111	290,007,618	6,044,016
Cost of shares redeemed	(11,798,218)	(30,307)	(29,363,311)	(338,181)

Net increase in net assets resulting from capital share transactions	76,601,361	787,804	260,644,307	5,705,835

Net increase in net assets	79,609,775	799,347	276,226,656	5,840,999

NET ASSETS:
Beginning of period	799,347	—	5,840,999	—

End of period	$80,409,122	$799,347	$282,067,655	$5,840,999

Undistributed net investment income at end of period	$887,929	$12,720	$2,458,163	$56,750

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2025 Portfolio		ING Solution 2035 Portfolio

	Year Ended	April 29, 2005(1)	Year Ended	April 29, 2005(1)
	December 31,	to December 31,	December 31,	to December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$2,154,357	$126,412	$1,786,705	$39,870
Net realized gain on affiliated underlying funds	2,574,296	69,314	1,893,585	32,991
Net change in unrealized appreciation or depreciation on affiliated underlying funds	22,592,857	488,870	20,212,377	151,061

Net increase in net assets resulting from operations	27,321,510	684,596	23,892,667	223,922

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(30,595)	—	(12,127)	—
Class I	(7,286)	—	(5,261)	—
Class S	(72,887)	—	(16,903)	—
Class T	(17,250)	—	(7,106)	—

Net realized gains:
Class ADV	(20,156)	—	(10,106)	—
Class I	(4,654)	—	(4,231)	—
Class S	(51,886)	—	(15,551)	—
Class T	(11,500)	—	(5,921)	—

Total distributions	(216,214)	—	(77,206)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	393,904,233	17,145,903	315,209,674	5,591,300
Dividends reinvested	216,214	—	77,206	—

	394,120,447	17,145,903	315,286,880	5,591,300
Cost of shares redeemed	(29,385,613)	(377,516)	(23,423,811)	(137,743)

Net increase in net assets resulting from capital share transactions	364,734,834	16,768,387	291,863,069	5,453,557

Net increase in net assets	391,840,130	17,452,983	315,678,530	5,677,479

NET ASSETS:
Beginning of period	17,452,983	—	5,677,479	—

End of period	$409,293,113	$17,452,983	$321,356,009	$5,677,479

Undistributed net investment income at end of period	$2,742,172	$126,479	$2,298,752	$39,876

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio

	Year Ended	April 29, 2005(1)
	December 31,	to December 31,
	2006	2005

FROM OPERATIONS:
Net investment income from affiliated underlying funds	$425,179	$4,899
Net realized gain on affiliated underlying funds	916,604	20,187
Net change in unrealized appreciation or depreciation on affiliated underlying funds	11,285,992	11,220

Net increase in net assets resulting from operations	12,627,775	36,306

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(1,819)	—
Class I	(1,552)	—
Class S	(2,219)	—
Class T	(796)	—

Net realized gains:
Class ADV	(6,640)	—
Class I	(4,873)	—
Class S	(8,711)	—
Class T	(2,779)	—

Total distributions	(29,389)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	166,572,144	1,647,245
Dividends reinvested	29,389	—

	166,601,533	1,647,245
Cost of shares redeemed	(15,422,677)	(381,107)

Net increase in net assets resulting from capital share transactions	151,178,856	1,266,138

Net increase in net assets	163,777,242	1,302,444

NET ASSETS:
Beginning of period	1,302,444	—

End of period	$165,079,686	$1,302,444

Undistributed net investment income at end of period	$690,414	$4,925

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

19

ING SOLUTION INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.36	10.02	10.41	10.02

Income (loss) from investment operations:
Net investment income	$0.57 *	0.54 *	0.42 *	0.29
Net realized and unrealized gain (loss) on investments	$0.17	(0.20)	0.37	0.10
Total from investment operations	$0.74	0.34	0.79	0.39

Less distributions from:
Net investment income	$0.02	—	0.02	—
Net realized gains on investments	$0.00 **	—	0.00 **	—
Total distributions	$0.02	—	0.02	—
Net asset value, end of period	$11.08	10.36	11.18	10.41

Total Return(2)%	7.21	3.39	7.66	3.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,477	188	3,053	1

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Gross expenses prior to expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Net investment income(3)%	5.29	7.93	3.89	4.27
Portfolio turnover rate %	32	21	32	21

	Class S		Class T

	Year	April 29,	Year	August 31,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.39	10.02	10.34	10.28

Income (loss) from investment operations:
Net investment income	$0.36 *	0.36 *	0.10 *	0.12
Net realized and unrealized gain (loss) on investments	$0.40	0.01	0.61	(0.06)
Total from investment operations	$0.76	0.37	0.71	0.06

Less distributions from:
Net investment income	$0.02	—	0.02	—
Net realized gains on investments	$0.00 **	—	0.00 **	—
Total distributions	$0.02	—	0.02	—
Net asset value, end of period	$11.13	10.39	11.03	10.34

Total Return(2)%	7.37	3.69	6.93	0.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$54,634	507	2,245	103

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.37	0.37	0.82	0.82
Gross expenses prior to expense waiver (3)(4)%	0.37	0.37	0.87	0.87
Net investment income(3)%	3.28	5.22	0.94	6.36
Portfolio turnover rate %	32	21	32	21

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount represents less than $0.005 per share.

20

ING SOLUTION 2015 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.74	10.04	10.80	10.04

Income from investment operations:
Net investment income	$0.40 *	0.44 *	0.33 *	0.11
Net realized and unrealized gain on investments	$0.73	0.26	0.85	0.65
Total from investment operations	$1.13	0.70	1.18	0.76

Less distributions from:
Net investment income	$0.02	—	0.02	—
Net realized gains on investments	$0.01	—	0.01	—
Total distributions	$0.03	—	0.03	—
Net asset value, end of period	$11.84	10.74	11.95	10.80

Total Return(2)%	10.54	6.97	10.96	7.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,923	1,032	14,384	1

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Gross expenses prior to expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Net investment income(3)%	3.49	6.29	2.85	1.51
Portfolio turnover rate %	14	49	14	49

	Class S		Class T

	Year	April 29,	Year	August 31,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.77	10.04	10.74	10.53

Income from investment operations:
Net investment income	$0.29 *	0.27 *	0.04 *	0.13
Net realized and unrealized gain on investments	$0.87	0.46	1.06	0.08
Total from investment operations	$1.16	0.73	1.10	0.21

Less distributions from:
Net investment income	$0.02	—	0.02	—
Net realized gains on investments	$0.01	—	0.01	—
Total distributions	$0.03	—	0.03	—
Net asset value, end of period	$11.90	10.77	11.81	10.74

Total Return(2)%	10.78	7.27	10.26	1.99

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$191,100	4,114	4,661	694

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.37	0.37	0.82	0.82
Gross expenses prior to expense waiver (3)(4)%	0.37	0.37	0.87	0.87
Net investment income(3)%	2.52	3.82	0.38	11.28
Portfolio turnover rate %	14	49	14	49

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

ING SOLUTION 2025 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.97	10.05	11.03	10.05

Income from investment operations:
Net investment income	$0.27 *	0.24 *	0.22 *	0.05 †
Net realized and unrealized gain on investments	$1.09	0.68	1.21	0.93
Total from investment operations	$1.35	0.92	1.43	0.98

Less distributions from:
Net investment income	$0.03	—	0.03	—
Net realized gains on investments	$0.02	—	0.02	—
Total distributions	$0.05	—	0.05	—
Net asset value, end of period	$12.28	10.97	12.41	11.03

Total Return(2)%	12.37	9.15	12.94	9.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$100,091	944	17,540	36

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Gross expenses prior to expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Net investment income(3)%	2.29	3.37	1.87	0.79
Portfolio turnover rate %	23	47	23	47

	Class S		Class T

	Year	April 29,	Year	August 31,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.00	10.05	10.97	10.68

Income from investment operations:
Net investment income	$0.19 *	0.24 *	0.02 *	0.08
Net realized and unrealized gain on investments	$1.19	0.71	1.31	0.21
Total from investment operations	$1.38	0.95	1.33	0.29

Less distributions from:
Net investment income	$0.02	—	0.03	—
Net realized gains on investments	$0.02	—	0.02	—
Total distributions	$0.04	—	0.05	—
Net asset value, end of period	$12.34	11.00	12.25	10.97

Total Return(2)%	12.59	9.45	12.09	2.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$282,074	15,503	9,588	971

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.37	0.37	0.82	0.82
Gross expenses prior to expense waiver (3)(4)%	0.37	0.37	0.87	0.87
Net investment income(3)%	1.58	3.38	0.19	6.79
Portfolio turnover rate %	23	47	23	47

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

22

ING SOLUTION 2035 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.13	10.07	11.19	10.07

Income from investment operations:
Net investment income	$0.31 *	0.34 *	0.22 *	0.98 *
Net realized and unrealized gain on investments	$1.23	0.72	1.37	0.14
Total from investment operations	$1.54	1.06	1.59	1.12

Less distributions from:
Net investment income	$0.01	—	0.01	—
Net realized gain on investments	$0.01	—	0.01	—
Total distributions	$0.02	—	0.02	—
Net asset value, end of period	$12.65	11.13	12.76	11.19

Total Return(2)%	13.91	10.53	14.29	11.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$73,683	542	16,647	20

Ratios to average net assets:
Net expenses after expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Gross expenses prior to expense waiver (3)(4)%	0.62	0.62	0.12	0.12
Net investment income(3)%	2.60	4.59	1.84	13.21
Portfolio turnover rate %	15	33	15	33

	Class S		Class T

	Year	April 29,	Year	August 31,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.16	10.07	11.12	10.76

Income from investment operations:
Net investment income	$0.22 *	0.23 *	0.02 *	0.12
Net realized and unrealized gain on investments	$1.35	0.86	1.48	0.24
Total from investment operations	$1.57	1.09	1.50	0.36

Less distributions from:
Net investment income	$0.01	—	0.01	—
Net realized gain on investments	$0.01	—	0.01	—
Total distributions	$0.02	—	0.02	—
Net asset value, end of period	$12.71	11.16	12.60	11.12

Total Return(2)%	14.13	10.82	13.56	3.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$222,502	4,656	8,525	460

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.37	0.37	0.82	0.82
Gross expenses prior to expense waiver(3)(4)%	0.37	0.37	0.87	0.87
Net investment income(3)%	1.85	3.16	0.18	15.26
Portfolio turnover rate %	15	33	15	33

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

23

ING SOLUTION 2045 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I

	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.35	10.08	11.40	10.08

Income from investment operations:
Net investment income	$0.15 †	0.19 †	0.12 †	0.08 †
Net realized and unrealized gain on investments	$1.53	1.08	1.64	1.24
Total from investment operations	$1.68	1.27	1.76	1.32

Less distributions from:
Net investment income	$0.00 *	—	0.01	—
Net realized gains on investments	$0.02	—	0.02	—
Total distributions	$0.02	—	0.03	—
Net asset value, end of period	$13.01	11.35	13.13	11.40

Total Return(2)%	14.82	12.60	15.38	13.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,741	334	10,442	2

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.62	0.62	0.12	0.12
Gross expenses prior to expense waiver(3)(4)%	0.62	0.62	0.12	0.12
Net investment income(3)%	1.22	2.54	0.98	1.12
Portfolio turnover rate %	20	106	20	106

	Class S		Class T

	Year	April 29,	Year	August 31,
	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.37	10.08	11.34	10.91

Income from investment operations:
Net investment income (loss)	$0.11 †	0.08 †	(0.04)†	0.33 †
Net realized and unrealized gain on investments	$1.60	1.21	1.69	0.10
Total from investment operations	$1.71	1.29	1.65	0.43

Less distributions from:
Net investment income	$0.00 *	—	0.00 *	—
Net realized gains on investments	$0.02	—	0.02	—
Total distributions	$0.02	—	0.02	—
Net asset value, end of period	$13.06	11.37	12.97	11.34

Total Return(2)%	15.06	12.80	14.57	3.94

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$114,650	783	3,247	183

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.37	0.37	0.82	0.82
Gross expenses prior to expense waiver(3)(4)%	0.37	0.37	0.87	0.87
Net investment income (loss)(3)%	0.90	1.11	(0.29)	9.02
Portfolio turnover rate %	20	106	20	106

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. A predecessor of Directed Services, LLC(1) (“DSL” or the “Investment Adviser”) ING Life Insurance and Annuity Company (“ILIAC”) created ING Partners, Inc. (the “Fund”) to serve as an investment option underlying variable insurance products offered by the Investment Adviser and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series, each of which has its own investment objective, policies and restrictions. The Fund currently consists of thirty-nine Portfolios. The five Portfolios included in this report are: ING Solution Income Portfolio (“Solution Income”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2035 Portfolio (“Solution 2035”) and ING Solution 2045 Portfolio (“Solution 2045”) (each a “Portfolio” and collectively, the “Portfolios”). The investment objectives of the Portfolios are as follows: Solution Income — a combination of total return and stability of principal consistent with an asset allocation targeted to retirement; and Solution 2015, 2025, 2035 and 2045 Portfolios — until the day prior to the Target Dates, the Portfolios will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015, 2025, 2035 and 2045, respectively. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. When Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Income Portfolio, without a vote of shareholders, if approved by the Board of Directors.

Shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Portfolios offer the following four classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Class T. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

(1)	Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Fund and ILIAC.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its underlying funds is based on the net asset values of the underlying funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. DSL pays the Consultant a consulting fee of 0.03% of the first $500 million, 0.025% of the next $500 million, 0.02% of the next $1 billion and 0.01% of amounts over $2 billion based on each Portfolio’s average daily net assets. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between ING Fund Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales

Solution Income	$85,443,610	$7,919,613
Solution 2015	275,938,401	12,644,452
Solution 2025	399,953,198	31,965,913
Solution 2035	309,704,425	15,056,754
Solution 2045	162,392,403	10,269,646

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC(1) (the “Distributor” or “IFD”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% and 0.50% of the Portfolio’s average daily net assets attributable to its Class ADV and Class T shares, respectively. The Distributor has contractually agreed to waive 0.05% for Class T shares so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2008.

The Fund has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S and T shares of each Portfolio. The Service Plan allows the Fund’s distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and T shares.

(1)	Prior to December 31, 2006, ING Financial Advisers, LLC (“IFA”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy (“Policy”) covering all Independent Directors of the Portfolio who will have served as an Independent Directors for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Series:

ING Life Insurance and Annuity Company — Solution Income (90.41%); Solution 2015 (88.50%); Solution 2025 (89.85%); Solution 2035 (90.38%); Solution 2045 (90.82%).

ING National Trust — Solution Income (5.99%); Solution 2015 (7.30%); Solution 2025 (6.07%); Solution 2035 (5.62%); Solution 2045 (6.55%).

NOTE 7 — OTHER ACCRUED EXPENSES

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 5 and 6):

	Accrued		Accrued
	Investment	Accrued	Shareholder
	Management	Administrative	Services
	Fees	Fees	Fees	Total

Solution Income	$6,606	$1,321	$21,516	$29,443
Solution 2015	23,189	4,638	73,306	101,133
Solution 2025	33,528	6,705	105,470	145,703
Solution 2035	26,341	5,268	81,917	113,526
Solution 2045	13,397	2,679	40,438	56,514

NOTE 8 — EXPENSE LIMITATIONS

For the following Portfolios, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class T

Solution Income	0.62%	0.12%	0.37%	0.82%
Solution 2015	0.62%	0.12%	0.37%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.82%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2006 the Portfolios did not have any waiver or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV		Class I		Class S

	Year	April 29,	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

Solution Income (Number of Shares)
Shares sold	1,907,885	18,429	556,689	101	5,027,469	50,923
Dividends reinvested	545	—	81	—	606	—
Shares redeemed	(77,675)	(286)	(283,927)	—	(169,911)	(2,117)

Net increase in shares outstanding	1,830,755	18,143	272,843	101	4,858,164	48,806

Solution Income ($)
Shares sold	$20,740,763	$188,909	$5,946,250	$1,015	$53,762,702	$520,544
Dividends reinvested	5,716	—	855	—	6,372	—
Shares redeemed	(856,402)	(2,956)	(2,997,928)	—	(1,813,910)	(21,887)

Net increase	$19,890,077	$185,953	$2,949,177	$1,015	$51,955,164	$498,657

	Class T

	Year	August 31,
	Ended	2005(1) to
	December 31,	December 31,
	2006	2005

Solution Income (Number of Shares)
Shares sold	749,746	10,522
Dividends reinvested	407	—
Shares redeemed	(556,567)	(536)

Net increase in shares outstanding	193,586	9,986

Solution Income ($)
Shares sold	$7,932,664	$107,643
Dividends reinvested	4,257	—
Shares redeemed	(6,129,978)	(5,464)

Net increase	$1,806,943	$102,179

(1)	Commencement of operations.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class ADV		Class I		Class S

	Year	April 29,	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

Solution 2015 (Number of Shares)
Shares sold	6,105,141	105,917	1,541,635	101	16,004,205	403,952
Dividends reinvested	2,279	—	816	—	3,751	—
Shares redeemed	(126,726)	(9,780)	(338,766)	—	(326,494)	(21,999)

Net increase in shares outstanding	5,980,694	96,137	1,203,685	101	15,681,462	381,953

Solution 2015 ($)
Shares sold	$69,935,176	$1,121,677	$17,405,454	$1,010	$179,620,021	$4,231,966
Dividends reinvested	24,935	—	9,002	—	41,225	—
Shares redeemed	(1,480,275)	(101,097)	(3,787,325)	—	(3,706,649)	(232,751)

Net increase	$68,479,836	$1,020,580	$13,627,131	$1,010	$175,954,597	$3,999,215

	Class T

	Year	August 31,
	Ended	2005(1) to
	December 31,	December 31,
	2006	2005

Solution 2015 (Number of Shares)
Shares sold	2,061,655	64,995
Dividends reinvested	1,271	—
Shares redeemed	(1,732,735)	(414)

Net increase in shares outstanding	330,191	64,581

Solution 2015 ($)
Shares sold	$22,957,910	$689,363
Dividends reinvested	13,895	—
Shares redeemed	(20,389,062)	(4,333)

Net increase	$2,582,743	$685,030

	Class ADV		Class I		Class S

	Year	April 29,	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

Solution 2025 (Number of Shares)
Shares sold	8,235,636	88,717	1,754,814	3,263	21,609,670	1,440,645
Dividends reinvested	4,539	—	1,059	—	11,111	—
Shares redeemed	(171,857)	(2,718)	(345,323)	—	(174,510)	(31,566)

Net increase in shares outstanding	8,068,318	85,999	1,410,550	3,263	21,446,271	1,409,079

Solution 2025 ($)
Shares sold	$97,202,839	$946,537	$20,311,966	$36,015	$248,578,051	$15,196,157
Dividends reinvested	50,751	—	11,941	—	124,773	—
Shares redeemed	(2,061,444)	(28,625)	(4,009,731)	—	(2,033,538)	(341,002)

Net increase	$95,192,146	$917,912	$16,314,176	$36,015	$246,669,286	$14,855,155

	Class T

	Year	August 31,
	Ended	2005(1) to
	December 31,	December 31,
	2006	2005

Solution 2025 (Number of Shares)
Shares sold	2,444,861	89,258
Dividends reinvested	2,576	—
Shares redeemed	(1,753,211)	(748)

Net increase in shares outstanding	694,226	88,510

Solution 2025 ($)
Shares sold	$27,811,377	$967,194
Dividends reinvested	28,749	—
Shares redeemed	(21,280,900)	(7,889)

Net increase	$6,559,226	$959,305

(1)	Commencement of operations.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class ADV		Class I		Class S

	Year	April 29,	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

Solution 2035 (Number of Shares)
Shares sold	5,836,546	48,885	1,598,144	4,862	17,302,033	426,175
Dividends reinvested	1,954	—	828	—	2,842	—
Shares redeemed	(60,452)	(176)	(296,587)	(3,117)	(215,632)	(9,015)

Net increase in shares outstanding	5,778,048	48,709	1,302,385	1,745	17,089,243	417,160

Solution 2035 ($)
Shares sold	$70,492,067	$532,594	$18,948,312	$54,325	$202,986,613	$4,542,888
Dividends reinvested	22,234	—	9,491	—	32,454	—
Shares redeemed	(756,495)	(1,945)	(3,509,479)	(35,000)	(2,529,800)	(98,830)

Net increase	$69,757,806	$530,649	$15,448,324	$19,325	$200,489,267	$4,444,058

	Class T

	Year	August 31,
	Ended	2005(1) to
	December 31,	December 31,
	2006	2005

Solution 2035 (Number of Shares)
Shares sold	1,964,584	41,567
Dividends reinvested	1,148	—
Shares redeemed	(1,330,655)	(175)

Net increase in shares outstanding	635,077	41,392

Solution 2035 ($)
Shares sold	$22,782,682	$461,493
Dividends reinvested	13,027	—
Shares redeemed	(16,628,037)	(1,968)

Net increase	$6,167,672	$459,525

	Class ADV		Class I		Class S

	Year	April 29,	Year	April 29,	Year	April 29,
	Ended	2005(1) to	Ended	2005(1) to	Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

Solution 2045 (Number of Shares)
Shares sold	2,819,182	29,467	1,075,065	146	8,983,495	101,444
Dividends reinvested	727	—	549	—	937	—
Shares redeemed	(25,954)	(12)	(280,285)	—	(277,134)	(32,554)

Net increase in shares outstanding	2,793,955	29,455	795,329	146	8,707,298	68,890

Solution 2045 ($)
Shares sold	$35,057,716	$330,615	$12,980,615	$1,529	$108,029,718	$1,117,355
Dividends reinvested	8,459	—	6,425	—	10,930	—
Shares redeemed	(320,552)	(126)	(3,369,963)	—	(3,449,562)	(365,948)

Net increase	$34,745,623	$330,489	$9,617,077	$1,529	$104,591,086	$751,407

	Class T

	Year	August 31,
	Ended	2005(1) to
	December 31,	December 31,
	2006	2005

Solution 2045 (Number of Shares)
Shares sold	878,375	17,484
Dividends reinvested	308	—
Shares redeemed	(644,531)	(1,319)

Net increase in shares outstanding	234,152	16,165

Solution 2045 ($)
Shares sold	$10,504,095	$197,744
Dividends reinvested	3,575	—
Shares redeemed	(8,282,600)	(15,031)

Net increase	$2,225,070	$182,713

(1)	Commencement of operations.

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/ tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Undistributed
	Net Investment	Accumulated
	Income On	Net Realized
	Investments	Gains/(Losses)

Solution Income	$82,673	$(82,673)
Solution 2015	251,211	(251,211)
Solution 2025	589,354	(589,354)
Solution 2035	513,568	(513,568)
Solution 2045	266,696	(266,696)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolios paid no dividends or distributions during the year ended December 31, 2005. The tax composition of dividends and distributions to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains

Solution Income	$16,646	$554
Solution 2015	82,410	6,647
Solution 2025	192,065	24,149
Solution 2035	67,553	9,653
Solution 2045	26,605	2,784

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed	Undistributed	Unrealized	Capital
	Ordinary	Long Term	Appreciation/	Loss
	Income	Capital Gains	Depreciation	Carryforwards

Solution Income	$973,607	$33,781	$2,012,631	$—
Solution 2015	2,956,667	223,292	12,537,692	—
Solution 2025	4,104,570	769,847	22,915,542	—
Solution 2035	3,307,724	458,783	20,272,882	—
Solution 2045	1,165,001	224,921	11,244,796	—

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the “Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and “eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. We are aware that an affiliate of the Portfolios’ investment adviser may have failed to limit the availability of Solution 2025 and Solution 2035 for investment to “eligible investors” under the Code. The legal and tax consequences, if any, of this are currently under active review, but we do not believe that it is probable that any liability has been incurred by the Portfolios. Although it is not probable that any liability has been incurred, ING has agreed to indemnify any affected Portfolio from and against economic consequences of any such failure incurred either (i) directly or (ii) by virtue of any indemnification by the Portfolios resulting from such failure.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management is currently analyzing the tax positions of the Portfolios. To date, this analysis reflects an uncertain tax position in Solution 2025 and Solution 2035 that has the potential to result in a liability upon adoption of FIN 48. Management of the Portfolios is presently determining whether the tax benefits recorded by these Portfolios are more likely-than-not to be sustained if challenged by taxing authorities. To the extent that, in Management’s judgment, the more likely-than-not threshold cannot be achieved, ING has agreed to indemnify the Portfolios and will bear any taxes and other costs related to this position that may occur. As a result, in Management’s opinion, the adoption of FIN 48 is not expected to have a material impact on the financial statements of the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, DSL (formerly, known as ILIAC) reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep, including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by DSL professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the National Association of Securities Dealers (“NASD”) regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 DSL reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of DSL entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of DSL, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of DSL entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

34

PORTFOLIO ASSET ALLOCATION
AS OF DECEMBER 31, 2006
ING SOLUTION PORTFOLIOS

The following table illustrates the asset allocation of the Underlying Portfolios as of December 31, 2006 (as a percent of net assets).

	Solution	Solution	Solution	Solution	Solution
Underlying Affiliated Portfolios	Income	2015	2025	2035	2045

ING American Century Large Company Value Portfolio, Class I	2.0%	2.0%	6.1%	8.0%	9.0%
ING Baron Small Cap Growth Portfolio, Class I	—	—	2.0%	2.0%	2.0%
ING Davis Venture Value Portfolio, Class I	3.1%	3.1%	4.0%	4.0%	3.0%
ING Julius Baer Foreign Portfolio, Class I	—	4.2%	5.3%	6.2%	7.2%
ING Legg Mason Partners Aggressive Growth Portfolio, Class I	—	3.0%	4.9%	5.9%	6.8%
ING Legg Mason Value Portfolio, Class I	3.1%	3.0%	4.0%	4.0%	3.0%
ING Limited Bond Portfolio, Class I	21.7%	16.7%	12.7%	—	—
ING Marsico Growth Portfolio, Class I	—	3.0%	5.0%	6.0%	7.0%
ING Marsico International Opportunities Portfolio, Class I	—	3.2%	3.1%	4.2%	5.2%
ING Oppenheimer Strategic Income Portfolio, Class I	10.1%	10.0%	5.0%	—	—
ING PIMCO High Yield Bond Portfolio, Class I	3.0%	3.0%	—	—	—
ING PIMCO Total Return Portfolio, Class I	12.8%	2.9%	—	—	—
ING T. Rowe Price Growth Equity Portfolio, Class I	2.0%	6.1%	9.0%	12.0%	13.0%
ING UBS U.S. Large Cap Equity Portfolio, Class I	7.1%	7.0%	5.0%	5.0%	5.0%
ING UBS U.S. Small Cap Growth Portfolio, Class I	—	—	2.0%	2.0%	1.9%
ING Van Kampen Comstock Portfolio, Class I	—	2.0%	6.0%	8.0%	9.0%
ING VP Index Plus International Equity Portfolio, Class I	6.2%	4.1%	5.2%	6.1%	6.1%
ING VP Index Plus LargeCap Portfolio, Class I	7.1%	8.0%	5.0%	5.0%	5.0%
ING VP Index Plus MidCap Portfolio, Class I	—	—	2.0%	3.0%	4.0%
ING VP Index Plus SmallCap Portfolio, Class I	—	—	—	2.0%	4.0%
ING VP Intermediate Bond Portfolio, Class I	21.8%	16.7%	11.7%	14.6%	6.8%
ING VP Real Estate Portfolio, Class I	—	2.0%	2.0%	2.0%	2.0%
Other Assets and Liabilities, Net(1)	(0.0)%	(0.0)%	(0.0)%	(0.0)%	(0.0)%

	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Amounts are greater than (0.005)%.

Portfolio holdings are subject to change daily.

35

PORTFOLIO OF INVESTMENTS
ING SOLUTION INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
102,399	ING American Century Large Company Value Portfolio, Class I	$1,641,455
123,992	ING Davis Venture Value Portfolio, Class I	2,463,722
217,741	ING Legg Mason Value Portfolio, Class I	2,462,653
1,632,113	ING Limited Bond Portfolio, Class I	17,463,610
749,573	ING Oppenheimer Strategic Income Portfolio, Class I	8,095,386
237,474	ING PIMCO High Yield Bond Portfolio, Class I	2,448,362
926,178	ING PIMCO Total Return Portfolio, Class I	10,336,148
27,514	ING T. Rowe Price Growth Equity Portfolio, Class I	1,633,242
539,106	ING UBS U.S. Large Cap Equity Portfolio, Class I	5,692,962
381,863	ING VP Index Plus International Equity Portfolio, Class I	5,006,225
325,937	ING VP Index Plus LargeCap Portfolio, Class I	5,697,372
1,350,109	ING VP Intermediate Bond Portfolio, Class I	17,497,415

Total Investments in Securities (Cost $78,383,543)*	100.0%	$80,438,552
Other Assets and Liabilities-Net	(0.0)	(29,430)

Net Assets	100.0%	$80,409,122

*	Cost for federal income tax purposes is $78,425,921.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,401,679
Gross Unrealized Depreciation	(389,048)

Net Unrealized Appreciation	$2,012,631

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2015 PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
356,384	ING American Century Large Company Value Portfolio, Class I	$5,712,829
432,017	ING Davis Venture Value Portfolio, Class I	8,584,179
694,325	ING Julius Baer Foreign Portfolio, Class I	11,761,865
170,212	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	8,357,394
758,681	ING Legg Mason Value Portfolio, Class I	8,580,686
4,390,187	ING Limited Bond Portfolio, Class I	46,975,003
511,302	ING Marsico Growth Portfolio, Class I	8,554,080
580,378	ING Marsico International Opportunities Portfolio, Class I	8,891,392
2,611,096	ING Oppenheimer Strategic Income Portfolio, Class I	28,199,836
828,875	ING PIMCO High Yield Bond Portfolio, Class I	8,545,699
744,439	ING PIMCO Total Return Portfolio, Class I	8,307,939
287,879	ING T. Rowe Price Growth Equity Portfolio, Class I	17,088,526
1,878,157	ING UBS U.S. Large Cap Equity Portfolio, Class I	19,833,338
423,954	ING Van Kampen Comstock Portfolio, Class I	5,668,264
886,740	ING VP Index Plus International Equity Portfolio, Class I	11,625,157
1,297,695	ING VP Index Plus LargeCap Portfolio, Class I	22,683,716
3,633,794	ING VP Intermediate Bond Portfolio, Class I	47,093,972
290,768	ING VP Real Estate Portfolio, Class I	5,704,874

Total Investments in Securities (Cost $269,575,166)*	100.0%	$282,168,749
Other Assets and Liabilities-Net	(0.0)	(101,094)

Net Assets	100.0%	$282,067,655

*	Cost for federal income tax purposes is $269,631,057.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,539,900
Gross Unrealized Depreciation	(1,002,208)

Net Unrealized Appreciation	$12,537,692

See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2025 PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,547,602	ING American Century Large Company Value Portfolio, Class I	$24,808,054
443,471	ING Baron Small Cap Growth Portfolio, Class I	8,226,389
832,340	ING Davis Venture Value Portfolio, Class I	16,538,587
1,266,341	ING Julius Baer Foreign Portfolio, Class I	21,451,815
409,157	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	20,089,628
1,461,735	ING Legg Mason Value Portfolio, Class I	16,532,221
4,854,035	ING Limited Bond Portfolio, Class I	51,938,169
1,232,132	ING Marsico Growth Portfolio, Class I	20,613,566
840,632	ING Marsico International Opportunities Portfolio, Class I	12,878,481
1,886,669	ING Oppenheimer Strategic Income Portfolio, Class I	20,376,027
623,789	ING T. Rowe Price Growth Equity Portfolio, Class I	37,028,110
1,936,928	ING UBS U.S. Large Cap Equity Portfolio, Class I	20,453,954
826,667	ING UBS U.S. Small Cap Growth Portfolio, Class I	8,035,204
1,840,448	ING Van Kampen Comstock Portfolio, Class I	24,606,795
1,604,998	ING VP Index Plus International Equity Portfolio, Class I	21,041,521
1,172,041	ING VP Index Plus LargeCap Portfolio, Class I	20,487,276
427,866	ING VP Index Plus MidCap Portfolio, Class I	8,082,382
3,707,023	ING VP Intermediate Bond Portfolio, Class I	48,043,021
418,329	ING VP Real Estate Portfolio, Class I	8,207,616

Total Investments in Securities (Cost $386,357,089)*	100.0%	$409,438,816
Other Assets and Liabilities-Net	(0.0)	(145,703)

Net Assets	100.0%	$409,293,113

*	Cost for federal income tax purposes is $386,523,274.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,920,105
Gross Unrealized Depreciation	(1,004,563)

Net Unrealized Appreciation	$22,915,542

See Accompanying Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2035 PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,611,939	ING American Century Large Company Value Portfolio, Class I	$25,839,389
348,217	ING Baron Small Cap Growth Portfolio, Class I	6,459,426
651,065	ING Davis Venture Value Portfolio, Class I	12,936,671
1,177,913	ING Julius Baer Foreign Portfolio, Class I	19,953,841
384,956	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	18,901,349
1,143,413	ING Legg Mason Value Portfolio, Class I	12,932,004
1,156,625	ING Marsico Growth Portfolio, Class I	19,350,331
874,995	ING Marsico International Opportunities Portfolio, Class I	13,404,925
651,109	ING T. Rowe Price Growth Equity Portfolio, Class I	38,649,811
1,516,983	ING UBS U.S. Large Cap Equity Portfolio, Class I	16,019,342
648,202	ING UBS U.S. Small Cap Growth Portfolio, Class I	6,300,522
1,917,564	ING Van Kampen Comstock Portfolio, Class I	25,637,837
1,504,070	ING VP Index Plus International Equity Portfolio, Class I	19,718,352
917,166	ING VP Index Plus LargeCap Portfolio, Class I	16,032,067
504,151	ING VP Index Plus MidCap Portfolio, Class I	9,523,412
353,923	ING VP Index Plus SmallCap Portfolio, Class I	6,367,068
3,625,507	ING VP Intermediate Bond Portfolio, Class I	46,986,575
329,083	ING VP Real Estate Portfolio, Class I	6,456,613

Total Investments in Securities (Cost $301,106,097)*	100.0%	$321,469,535
Other Assets and Liabilities-Net	(0.0)	(113,526)

Net Assets	100.0%	$321,356,009

*	Cost for federal income tax purposes is $301,196,653.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,283,118
Gross Unrealized Depreciation	(1,010,236)

Net Unrealized Appreciation	$20,272,882

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2045 PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
926,710	ING American Century Large Company Value Portfolio, Class I	$14,855,164
180,830	ING Baron Small Cap Growth Portfolio, Class I	3,354,398
247,937	ING Davis Venture Value Portfolio, Class I	4,926,516
704,280	ING Julius Baer Foreign Portfolio, Class I	11,930,511
230,267	ING Legg Mason Partners Aggressive Growth Portfolio, Class I	11,306,133
435,351	ING Legg Mason Value Portfolio, Class I	4,923,820
691,581	ING Marsico Growth Portfolio, Class I	11,570,150
560,400	ING Marsico International Opportunities Portfolio, Class I	8,585,330
361,494	ING T. Rowe Price Growth Equity Portfolio, Class I	21,458,276
777,600	ING UBS U.S. Large Cap Equity Portfolio, Class I	8,211,454
332,151	ING UBS U.S. Small Cap Growth Portfolio, Class I	3,228,510
1,106,106	ING Van Kampen Comstock Portfolio, Class I	14,788,638
771,040	ING VP Index Plus International Equity Portfolio, Class I	10,108,332
470,156	ING VP Index Plus LargeCap Portfolio, Class I	8,218,321
346,777	ING VP Index Plus MidCap Portfolio, Class I	6,550,615
364,757	ING VP Index Plus SmallCap Portfolio, Class I	6,561,977
867,857	ING VP Intermediate Bond Portfolio, Class I	11,247,425
168,738	ING VP Real Estate Portfolio, Class I	3,310,630

Total Investments in Securities (Cost $153,838,988)*	100.0%	$165,136,200
Other Assets and Liabilities-Net	(0.0)	(56,514)

Net Assets	100.0%	$165,079,686

*	Cost for federal income tax purposes is $153,891,404.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,492,473
Gross Unrealized Depreciation	(247,677)

Net Unrealized Appreciation	$11,244,796

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Portfolio Name	Type	Per Share Amount

ING Solution Income Portfolio
Class ADV	NII	$0.0211
Class I	NII	$0.0216
Class S	NII	$0.0198
Class T	NII	$0.0208
All Classes	STCG	$0.0035
All Classes	LTCG	$0.0008
ING Solution 2015 Portfolio
Class ADV	NII	$0.0197
Class I	NII	$0.0205
Class S	NII	$0.0187
Class T	NII	$0.0195
All Classes	STCG	$0.0080
All Classes	LTCG	$0.0022
ING Solution 2025 Portfolio
Class ADV	NII	$0.0255
Class I	NII	$0.0263
Class S	NII	$0.0236
Class T	NII	$0.0252
All Classes	STCG	$0.0122
All Classes	LTCG	$0.0046
ING Solution 2035 Portfolio
Class ADV	NII	$0.0138
Class I	NII	$0.0143
Class S	NII	$0.0125
Class T	NII	$0.0138
All Classes	STCG	$0.0084
All Classes	LTCG	$0.0031
ING Solution 2045 Portfolio
Class ADV	NII	$0.0043
Class I	NII	$0.0050
Class S	NII	$0.0040
Class T	NII	$0.0045
All Classes	STCG	$0.0138
All Classes	LTCG	$0.0019

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Income Portfolio	3.01%
ING Solution 2015 Portfolio	1.69%
ING Solution 2025 Portfolio	0.67%
ING Solution 2035 Portfolio	0.45%
ING Solution 2045 Portfolio	1.56%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

41

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at 1-800-992-0180.

				Number of
				Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the Past Five	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served(1)	Years	by Director	held by Director

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 1997 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).	180	None

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).	180	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).	180	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2005 — Present	President, College of New Jersey (January 1999 — Present).	180	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	March 2002 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	180	Assured Guaranty Ltd. (November 2003 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Director	January 2005 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).	180	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	January 2006 — Present	Consultant (May 2001 — Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).	180	Stillwater Mining Company (May 2002 — Present); California Healthcare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).	180	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 — Present	President, Springwell Corporation (March 1989 — Present).	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

42

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Number of
Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the Past Five	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served(1)	Years	by Director	held by Director

Director who is an “Interested Person”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

43

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2005 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2005 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	January 2005 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2005 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

44

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2005 — Present	Senior Vice President, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President and Treasurer	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Laurie M. Tillinghast 151 Farmington Avenue Hartford, Connecticut 06156 Age: 54	Vice President	May 2003 — Present	Senior Vice President, ING Investments, LLC (March 2006 — Present) and Vice President, ING Life Insurance and Annuity Company, (December 2000 — Present). Formerly, Vice President, Aetna Retirement Services, Fund Strategy and Management, (December 1995 — December 2000); and, Director and President, ING Partners, Inc. (November 1997 — May 2003)

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2005 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the Investment Advisory Agreement (the “Advisory Contract”) between Directed Services, LLC (formerly, ING Life Insurance and Annuity Company) (the “Adviser”) and IPI, on behalf of the Portfolios, remains in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (“IPI”), including a majority of the Directors who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of IPI, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and renew the Contract. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Directors, considered whether to renew the Advisory Contract.

The Independent Directors also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2007. Each Director may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Directors determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory arrangements for the funds in the ING Funds complex, including the Portfolios’ existing Advisory Contract, and to approve new advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contract, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “I/B/F IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Directors, and sets out a written blueprint under which the Independent Directors request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Directors based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Directors’ review of advisory agreement. In 2005, the Independent Directors retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the ING Funds complex. The Independent Directors have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Portfolio. The I/B/F IRC also meets regularly with the Adviser.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory Contract that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the year ending November 30, 2007, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Directors also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory Contract.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser to a detailed series of questions posed by K&L Gates; (4) copies of the form of Advisory Contract; (5) copies of the Form ADV for the Adviser; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of the Advisory Contract, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio’s Class I shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class I shares were selected, as general matter, so that the Portfolio’s class with the longest performance history (at the Fund-of-Funds or underlying Funds level, as relevant) was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the I/B/F IRC, to assist the Board and members of the Committees with their assessment of the investment performance of the funds in the ING Funds Complex, including the Portfolios, on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the funds in the ING Funds Complex, including the Portfolios.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolios and other ING Funds or among the Portfolios and other ING Funds available on a product platform, and the wide variety in the types of ING Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds, including the Portfolios,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

through re-negotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with the code of ethics. The Board considered reports from IPI’s Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed by the Adviser to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel, including the members of the Adviser’s Investment Review Committee. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Principal Protection Funds

In assessing advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules at the underlying Fund level that would indirectly benefit Portfolio shareholders because they result in lower advisory fees when the underlying Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also noted that, for underlying Funds that did not have breakpoint discounts on advisory fees, certain Funds may benefit from waivers to or reimbursements of advisory or other fees, and the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Directors considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements for the underlying Funds.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate payable by each Portfolio to the Adviser. The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser, and its affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fee payable to the Adviser is reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing the Portfolios’ Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index, and its style-specific benchmark, each of which appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed both its variable and retail Morningstar category medians for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter; (3) the Portfolio is ranked in the second quintile for the most recent calendar quarter and in the fifth (lowest) quintile for the year-to-date and one-year periods when compared to its variable Morningstar category median; and (4) the Portfolio is ranked in the second quintile for the most recent calendar quarter and in the fourth quintile for the year-to-date and one-year periods when compared to its retail Morningstar category median.

In considering this performance data, the Board took into account that the Portfolio launched in April 2005, and therefore has a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Solution Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed both its variable and retail Morningstar category medians and its primary benchmark for all periods presented, except it outperformed all three performance measures for the most recent calendar quarter; (2) the Portfolio is ranked in the second quintile for the most recent calendar quarter and in the fifth (lowest) quintile for the year-to-date and one-year periods when compared to its variable Morningstar category; and (4) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter and in the fourth quintile for the year-to-date and one-year periods when compared to its retail Morningstar category.

In considering this performance data, the Board took into account that the Portfolio launched in April 2005, and therefore has a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Solution 2015 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its variable Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio outperformed its retail Morningstar category median for all periods presented; (3) the Portfolio outperformed its primary benchmark for all periods presented; (4) the Portfolio is ranked in the second quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter and one-year periods when compared to its variable Morningstar category median; and (5) the Portfolio is ranked in the second quintile for all periods presented when compared to its retail Morningstar category median.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering this performance data, the Board took into account that the Portfolio launched in April 2005, and therefore has a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Solution 2025 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests. After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio underperformed its variable Morningstar category median for the most recent calendar quarter and one-year periods, but outperformed for the year-to-date period; (2) the Portfolio underperformed its retail Morningstar category median for the year-to-date and one-year periods, but outperformed it for the most recent calendar quarter; (3) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and one-year periods, but underperformed for the year-to-date period; (4) the Portfolio is ranked in the third quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter and one-year periods when compared to its variable Morningstar category median; and (5) the Portfolio is ranked in the second quintile for the most recent calendar quarter, in the third quintile for the year-to-date, and in the fourth quintile for the one-year period when compared to the retail Morningstar category median.

In considering this performance data, the Board took into account that the Portfolio launched in April 2005, and therefore has a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Solution 2035 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its variable Morningstar category median and its primary benchmark for the year-to-date and one-year periods, but underperformed both for the most recent calendar quarter; (2) the Portfolio underperformed its retail Morningstar category medial for all periods presented; (3) the Portfolio is ranked in the first (highest)quintile for the year-to-date period, in the third quintile for the one-year period, and in the fourth quintile for the most recent calendar quarter when compared to its variable Morningstar category median; and (4) the Portfolio is ranked in the second quintile for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter when compared to the retail Morningstar category median.

In considering this performance data, the Board took into account that the Portfolio launched in April 2005, and therefore has a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Solution 2045 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL (1206-022807)

Funds

Annual Report

December 31, 2006

Service Class (“Class S”) and Adviser Class (“Class ADV”)

ING Partners, Inc.

• ING Fidelity® VIP Contrafund® Portfolio*
• ING Fidelity® VIP Equity-Income Portfolio*
• ING Fidelity® VIP Growth Portfolio*
• ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

* Fidelity and Contrafund are registered trademarks of FMR Corp.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com and (3) on the SEC website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the “Fed”) ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) rose significantly.

Of course, the Fed’s actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)    The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Contrafund® Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

For the year ended December 31, 2006, the Portfolio’s Class S and Class ADV shares returned 11.16% and 10.78%, respectively, compared to the S&P 500® Index(1), which returned 15.79%.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
	1 Year	November 15, 2004

Class S	11.16%	14.65%
Class ADV	10.78%	14.28%
S&P 500® Index(1)	15.79%	13.15	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

(1)The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

4

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Equity-Income Portfolio (the “Portfolio”) seeks reasonable income by investing all of its assets in the Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

For the year ended December 31, 2006, the Portfolio’s Class S and Class ADV shares returned 19.61% and 19.14%, respectively, compared to the Russell 3000® Value Index(1), which returned 22.34%.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
	1 Year	November 15, 2004

Class S	19.61%	12.95%
Class ADV	19.14%	12.49%
Russell 3000® Value Index(1)	22.34%	17.66	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

(1)The Russell 3000® Value Index measures the performance of those Russell 3000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Growth Portfolio (the “Portfolio”) seeks capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Growth Portfolio Annual Report.

For the year ended December 31, 2006, the Portfolio’s Class S and Class ADV shares returned 6.19% and 6.69%, respectively, compared to the Russell 3000® Growth Index(1), which returned 9.46%.

Average Annual Total Returns for the Periods Ended December 31, 2006

			Since Inception
	1 Year		November 15, 2004

Class S	6.19%		6.33%
Class ADV	5.89	% †	5.87	%†
Russell 3000® Growth Index(1)	9.46%		10.52	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

 † On May 5, 2006, all outstanding shares of Class ADV were fully redeemed. On October 30, 2006, Class ADV re-commenced operations. The returns for Class ADV include the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period between May 6, 2006 to October 29, 2006.

(1)The Russell 3000® Growth Index is an index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

6

ING FIDELITY® VIP MID CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products III, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

For the year ended December 31, 2006, the Portfolio’s Class S and Class ADV shares returned 12.15% and 11.77%, respectively, compared to the S&P MidCap 400® Index(1), which returned 10.32%.

Average Annual Total Returns for the Periods Ended December 31, 2006

		Since Inception
	1 Year	November 15, 2004

Class S	12.15%	16.87%
Class ADV	11.77%	16.55%
S&P MidCap 400® Index(1)	10.32%	15.67	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

(1)The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006, unless otherwise indicated. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Fidelity® VIP Contrafund®	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class S	$1,000.00	$1,071.50	1.20%	$6.27
Class ADV	1,000.00	1,069.40	1.45	7.56
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.16	1.20%	$6.11
Class ADV	1,000.00	1,017.90	1.45	7.37

*	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying Portfolio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal one-half year.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

________________________________________________________________________________

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Fidelity® VIP Equity-Income Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class S	$1,000.00	$1,140.30	1.12%	$6.04
Class ADV	1,000.00	1,139.60	1.37	7.39
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.56	1.12%	$5.70
Class ADV	1,000.00	1,018.30	1.37	6.97

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Fidelity® VIP Growth Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class S	$1,000.00	$1,064.90	1.24%	$6.45
Class ADV	1,000.00	1,064.90	1.49	7.75
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,018.95	1.24%	$6.31
Class ADV	1,000.00	1,017.69	1.49	7.58

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Fidelity® VIP Mid Cap Portfolio	July 1, 2006	December 31, 2006	Ratio	December 31, 2006*

Actual Portfolio Return
Class S	$1,000.00	$1,052.80	1.21%	$6.26
Class ADV	1,000.00	1,051.50	1.46	7.55
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.00	1.21%	$6.16
Class ADV	1,000.00	1,017.74	1.46	7.43

*	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying Portfolio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal one-half year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity Income Portfolio, ING Fidelity VIP Growth Portfolio, and ING Fidelity VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and the period from November 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2007

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING	ING	ING	ING
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Contrafund®	Equity-Income	Growth	Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated underlying fund(1) at value*	$224,300,527	$34,047,331	$17,458,736	$40,762,935
Cash	267	702	1	33

Receivables:
Investment securities sold	—	—	4,888	—
Fund shares sold	269,313	41,684	—	70,124

Total assets	224,570,107	34,089,717	17,463,625	40,833,092

LIABILITIES:
Payable for investment securities purchased	269,313	41,684	—	70,124
Payable for fund shares redeemed	—	—	4,888	—
Payable to affiliates	57,168	8,506	4,518	10,622

Total liabilities	326,481	50,190	9,406	80,746

NET ASSETS	$224,243,626	$34,039,527	$17,454,219	$40,752,346

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$204,161,610	$29,376,432	$16,153,954	$38,270,968
Undistributed net investment income	1,259,972	848,423	—	40,472
Accumulated net realized gain on investments	17,575,963	2,837,492	456,899	1,092,952
Net unrealized appreciation on investments	1,246,081	977,180	843,366	1,347,954

NET ASSETS	$224,243,626	$34,039,527	$17,454,219	$40,752,346

* Cost of investments in affiliated underlying fund	$223,054,446	$33,070,151	$16,615,370	$39,414,981

Class S:
Net assets	$217,926,837	$33,037,783	$17,433,664	$38,562,147
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,304,161	2,553,967	1,531,418	2,770,903
Net asset value and redemption price per share	$13.37	$12.94	$11.38	$13.92

Class ADV:
Net assets	$6,316,789	$1,001,744	$20,555	$2,190,199
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	475,557	78,102	1,807	158,300
Net asset value and redemption price per share	$13.28	$12.83	$11.38	$13.84

(1)	The affiliated underlying funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP MidCap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the affiliated underlying Fidelity funds’ financial statements.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING	ING	ING	ING
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Contrafund®	Equity-Income	Growth	Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from affiliated underlying fund(1)	$1,636,121	$661,091	$18,472	$15,706
Interest	252	—	—	28

Total investment income	1,636,373	661,091	18,472	15,734

EXPENSES:

Distribution and service fees:
Class S	346,486	51,987	37,948	50,749
Class ADV	23,736	3,244	21	8,767
Administrative service fees	71,673	10,722	7,592	11,027

Total expenses	441,895	65,953	45,561	70,543

Net investment income (loss)	1,194,478	595,138	(27,089)	(54,809)

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	16,637,987	2,923,421	—	1,048,087
Net realized gain on affiliated underlying funds	1,004,150	167,964	487,638	141,371

Net realized gain on affiliated investments	17,642,137	3,091,385	487,638	1,189,458

Net change in unrealized appreciation or depreciation on affiliated underlying funds	(2,829,162)	553,400	418,050	935,565

Net realized and unrealized gain on affiliated underlying funds and net realized gain distributions from underlying fund	14,812,975	3,644,785	905,688	2,125,023

Increase in net assets resulting from operations	$16,007,453	$4,239,923	$878,599	$2,070,214

(1)	The affiliated underlying funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP MidCap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the affiliated underlying Fidelity funds’ financial statements.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP		ING Fidelity® VIP
	Contrafund® Portfolio		Equity-Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment income (loss)	$1,194,478	$(62,744)	$595,138	$(11,464)
Net realized gain on affiliated underlying funds	17,642,137	85,247	3,091,385	35,914
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(2,829,162)	4,075,175	553,400	423,723

Net increase in net assets resulting from operations	16,007,453	4,097,678	4,239,923	448,173

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class S	(22,772)	—	(24,482)	—
Class ADV	(698)	—	(577)	—

Total distributions	(23,470)	—	(25,059)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	152,796,791	58,299,540	21,831,009	10,730,499
Dividends reinvested	23,470	—	25,059	—

	152,820,261	58,299,540	21,856,068	10,730,499
Cost of shares redeemed	(5,906,700)	(1,085,336)	(2,368,517)	(843,615)

Net increase in net assets resulting from capital share transactions	146,913,561	57,214,204	19,487,551	9,886,884

Net increase in net assets	162,897,544	61,311,882	23,702,415	10,335,057

NET ASSETS:
Beginning of year	61,346,082	34,200	10,337,112	2,055

End of year	$224,243,626	$61,346,082	$34,039,527	$10,337,112

Undistributed net investment income at end of year	$1,259,972	$—	$848,423	$—

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP		ING Fidelity® VIP
	Growth Portfolio		Mid Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

FROM OPERATIONS:
Net investment loss	$(27,089)	$(10,178)	$(54,809)	$(6,819)
Net realized gain on affiliated underlying funds	487,638	26,800	1,189,458	20,819
Net change in unrealized appreciation or depreciation on affiliated underlying funds	418,050	425,274	935,565	412,270

Net increase in net assets resulting from operations	878,599	441,896	2,070,214	426,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class S	(20,310)	—	(14,205)	—
Class ADV	—	—	(1,042)	—

Total distributions	(20,310)	—	(15,247)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,365,025	11,332,632	34,788,020	5,390,919
Dividends reinvested	20,310	—	15,247	—

	12,385,335	11,332,632	34,803,267	5,390,919
Cost of shares redeemed	(6,469,105)	(1,096,869)	(1,671,925)	(269,445)

Net increase in net assets resulting from capital share transactions	5,916,230	10,235,763	33,131,342	5,121,474

Net increase in net assets	6,774,519	10,677,659	35,186,309	5,547,744

NET ASSETS:
Beginning of year	10,679,700	2,041	5,566,037	18,293

End of year	$17,454,219	$10,679,700	$40,752,346	$5,566,037

Undistributed net investment income at end of year	$—	$—	$40,472	$—

See Accompanying Notes to Financial Statements

14

ING FIDELITY® VIP CONTRAFUND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class S				Class ADV

					November 15,				November 15,
		Year Ended		Year Ended	2004(1) to	Year Ended		Year Ended	2004(1) to
		December 31,		December 31,	December 31,	December 31,		December 31,	December 31,
		2006		2005	2004	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period		$12.03		10.34	10.00	11.99		10.34	10.00

Income (loss) from investment operations:
Net investment income (loss)		$0.11	**	(0.01)	0.00 *	0.07	**	(0.03)	(0.01)
Net realized and unrealized gain on investments		$1.23		1.70	0.34	1.22		1.68	0.35
Total from investment operations		$1.34		1.69	0.34	1.29		1.65	0.34

Less distributions from:
Net realized gains on investments		$0.00	*	—	—	0.00	*	—	—
Total distributions		$0.00	*	—	—	0.00	*	—	—
Net asset value, end of period		$13.37		12.03	10.34	13.28		11.99	10.34

Total Return(2)%		11.16		16.34	3.40	10.78		15.96	3.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$217,927		57,988	33	6,317		3,358	1

Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30		0.30	0.30	0.55		0.55	0.55
Net investment income (loss) excluding expenses of the master fund	%	0.84		(0.29)	(0.30)	0.53		(0.50)	(0.55)
Portfolio turnover rate(3)%		16		5	0	16		5	0

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

* Amount is less than $0.005 per share.

** Per share data calculated using average shares outstanding throughout the period.

		Class S				Class ADV

				November 15,				November 15,
		Year Ended	Year Ended	2004(1) to		Year Ended	Year Ended	2004(1) to
		December 31,	December 31,	December 31,		December 31,	December 31,	December 31,
		2006	2005	2004		2006	2005	2004

Expenses including expenses net of all reductions of the master fund	%	1.20	1.19	1.21	†	1.45	1.44	1.46	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.21	1.21	1.23	†	1.46	1.46	1.48	†
Expenses including gross expenses of the master fund	%	1.21	1.21	1.23	†	1.46	1.46	1.48	†
Portfolio turnover rate of master fund	%	75	60	64	†	75	60	64	†

†   Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

15

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

		Class S			Class ADV

				November 15,			November 15,
		Year Ended	Year Ended	2004(1) to	Year Ended	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
		2006	2005	2004	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period		$10.83	10.28	10.00	10.78	10.27	10.00

Income (loss) from investment operations:
Net investment income (loss)		$0.33 **	(0.01)	0.00 *	0.33 **	(0.03)	(0.01)
Net realized and unrealized gain on investments		$1.79	0.56	0.28	1.73	0.54	0.28
Total from investment operations		$2.12	0.55	0.28	2.06	0.51	0.27

Less distributions from:
Net realized gains on investments		$0.01	—	—	0.01	—	—
Total distributions		$0.01	—	—	0.01	—	—
Net asset value, end of period		$12.94	10.83	10.28	12.83	10.78	10.27

Total Return(2)%		19.61	5.35	2.80	19.14	4.97	2.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$33,038	10,259	1	1,002	78	1

Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30	0.30	0.30	0.55	0.55	0.55
Net investment income (loss) excluding expenses of the master fund	%	2.77	(0.30)	(0.30)	2.80	(0.44)	(0.55)
Portfolio turnover rate(3)%		25	22	0	25	22	0

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

* Amount is less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

		Class S				Class ADV

				November 15,				November 15,
		Year Ended	Year Ended	2004(1) to		Year Ended	Year Ended	2004(1) to
		December 31,	December 31,	December 31,		December 31,	December 31,	December 31,
		2006	2005	2004		2006	2005	2004

Expenses including expenses net of all reductions of the master fund	%	1.12	1.10	1.12	†	1.37	1.35	1.37	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.12	1.11	1.13	†	1.37	1.36	1.38	†
Expenses including gross expenses of the master fund	%	1.12	1.11	1.13	†	1.37	1.36	1.38	†
Portfolio turnover rate of master fund	%	22	19	22	†	22	19	22	†

†   Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

16

ING FIDELITY® VIP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

		Class S			Class ADV

				November 15,	October 30,	January 1,		November 15,
		Year Ended	Year Ended	2004(1) to	2006(4)to	2006 to	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,	May 4,	December 31,	December 31,
		2006	2005	2004	2006	2006(4)	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period		$10.73	10.21	10.00	11.34	10.68	10.20	10.00

Income (loss) from investment operations:
Net investment loss		$(0.02)	(0.01)	(0.00)*	(0.01)	(0.01)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments		$0.68	0.53	0.21	0.05	0.53	0.53	0.21
Total from investment operations		$0.66	0.52	0.21	0.04	0.52	0.48	0.20

Less distributions from:
Net realized gains on investments		$0.01	—	—	—	—	—	—
Total distributions		$0.01	—	—	—	—	—	—
Net asset value, end of period		$11.38	10.73	10.21	11.38	11.20	10.68	10.20

Total Return (2)%		6.19	5.09	2.10	0.35	4.87	4.71	2.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$17,434	10,679	1	21	1	1	1

Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30	0.30	0.30	0.55	0.55	0.55	0.55
Net investment loss excluding expenses of the master fund	%	(0.18)	(0.28)	(0.30)	(0.55)	(0.20)	(0.25)	(0.55)
Portfolio turnover rate(3)%		43	29	0	43	43	29	0

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3) Portfolio turnover rate is calculated based on the Portfolio’s purchases and sales of the master fund.

(4) Class ADV was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

* Amount is more than $(0.005) per share.

** Per share data calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

17

ING FIDELITY® VIP GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

		Class S				Class ADV

				November 15,		October 30,	January 1,		November 15,
		Year Ended	Year Ended	2004(1) to		2006(4) to	2006 to	Year Ended	2004(1) to
		December 31,	December 31,	December 31,		December 31,	May 4,	December 31,	December 31,
		2006	2005	2004		2006	2006(4)	2005	2004

Expenses including expenses net of all reductions of the master fund	%	1.22	1.18	1.20	†	1.47	1.47	1.43	1.45	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.24	1.22	1.23	†	1.49	1.49	1.47	1.48	†
Expenses including gross expenses of the master fund	%	1.24	1.22	1.23	†	1.49	1.49	1.47	1.48	†
Portfolio turnover rate of master fund	%	114	79	72	†	114	114	79	72	†

†   Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

18

ING FIDELITY® VIP MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

		Class S			Class ADV

				November 15,			November 15,
		Year Ended	Year Ended	2004(1) to	Year Ended	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
		2006	2005	2004	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period		$12.42	10.56	10.00	12.39	10.55	10.00

Income (loss) from investment operations:
Net investment loss		$(0.03)**	(0.01)	(0.00)*	(0.05)**	(0.02)	(0.00)*
Net realized and unrealized gain on investments		$1.54	1.87	0.56	1.51	1.86	0.55
Total from investment operations		$1.51	1.86	0.56	1.46	1.84	0.55

Less Distributions from:
Net realized gains on investments		$0.01	—	—	0.01	—	—
Total Distributions		$0.01	—	—	0.01	—	—
Net asset value, end of period		$13.92	12.42	10.56	13.84	12.39	10.55

Total Return(2)%		12.15	17.61	5.60	11.77	17.44	5.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$38,562	4,065	17	2,190	1,501	1

Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30	0.30	0.30	0.55	0.55	0.55
Net investment loss excluding expenses of the master fund	%	(0.24)	(0.32)	(0.30)	(0.40)	(0.48)	(0.55)
Portfolio turnover rate(3)%		12	14	0	12	14	0

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3) Portfolio turnover rate is calculated based on the Portfolio’s purchases and sales of the master fund.

* Amount is more than $(0.005) per share.

** Per share data calculated using average shares outstanding throughout the period.

		Class S				Class ADV

				November 15,				November 15,
		Year Ended	Year Ended	2004(1) to		Year Ended	Year Ended	2004(1) to
		December 31,	December 31,	December 31,		December 31,	December 31,	December 31,
		2006	2005	2004		2006	2005	2004

Expenses including expenses net of all reductions of the master fund	%	1.21	1.19	1.23	†	1.46	1.44	1.48	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.23	1.24	1.26	†	1.48	1.49	1.51	†
Expenses including gross expenses of the master fund	%	1.23	1.24	1.26	†	1.48	1.49	1.51	†
Portfolio turnover rate of master fund	%	149	107	55	†	149	107	55	†

†   Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

The ING Partners, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (“Portfolios”), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by ING Directed Services, LLC(1) (“DSL” or the “Investment Adviser”) and its insurance company affiliates. At December 31, 2006 there were thirty-nine separate investment series which comprise the Fund. The four Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* (“Contrafund”); ING Fidelity® VIP Equity-Income Portfolio (“Equity-Income”), ING Fidelity® VIP Growth Portfolio (“Growth”) and ING Fidelity® VIP Mid Cap Portfolio (“Mid Cap”) (each a “Portfolio” and collectively, the “Portfolios”).

Contrafund seeks long-term capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Contrafund Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company.

Equity-Income seeks reasonable income and considers the potential for capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company.

Growth seeks capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company.

Mid Cap seeks long-term growth of capital by investing all of its assets in the Service Class 2 Shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products III, a registered open-end investment company.

Each Portfolio in this report operates as a “feeder fund” which means the only investment security is a separate mutual fund, the master funds: VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio (each a “Master Fund” and collectively, the “Master Funds”). VIP Contrafund Portfolio is a series of Fidelity Variable Insurance Products Fund II; VIP Equity-Income Portfolio and VIP Growth Portfolio are series of Fidelity Variable Insurance Products Fund; and VIP Mid Cap Growth Portfolio is a series of Fidelity Variable Insurance Products Fund III. Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. Typically, the Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. At December 31, 2006, Contrafund, Equity-Income, Growth and Mid Cap Portfolios each held 1.1% or less of their respective Master Fund.

The Portfolios offer two classes of shares, referred to as Service Class (Class “S”) and Adviser Class (Class “ADV”). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shareholders of the Adviser Class of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser Class shares after an exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shares of the Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Shares of the

(1)	Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Fund and ILIAC.
 * Fidelity and Contrafund are registered trademarks of FMR Corp.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Each Portfolio is distributed by ING Funds Distributor, LLC(1) (“IFD” or the “Distributor”). DSL serves as the investment adviser to each Portfolio. IFD and DSL are both indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to their financial statements, which accompany this report.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. The Board of Directors (“Board”) intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the

(1)	Prior to December 31, 2006, ING Financial Advisers, LLC (“IFA”) served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Fund and IFA.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Fidelity Management & Research Company (“FMR”) serves as manager to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee.

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.57%, 0.47%, 0.57%, and 0.57%, of each respective Master Fund’s current average daily net assets. Pursuant to its Investment Management Agreement with the Fund, DSL may charge an annual advisory fee to a respective Portfolio at annual rates equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17% of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of the Master Funds were as follows:

Portfolio	Purchases	Sales

Contrafund	$170,428,311	$22,301,055
Equity Income	25,370,530	5,306,650
Growth	12,331,270	6,460,344
Mid Cap	35,718,165	2,647,826

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan (“Service Plan”) for the Class S and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan“) for the Class ADV shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFD as the Fund’s Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class ADV shares.

Fidelity Distributors Corporation (“FDC”) distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2006, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued	Accrued
	Administrative	Distribution
	Service Fee	Fee	Total

Contrafund	$9,307	$47,861	$57,168
Equity-Income	1,383	7,123	8,506
Growth	753	3,765	4,518
Mid Cap	1,692	8,930	10,622

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At December 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Contrafund (99.72%); Equity-Income (99.73%); Growth (99.98%); Mid Cap (99.52%).

Each Portfolio has adopted a Retirement Policy (“Policy”) covering all independent directors of the Portfolio who will have served as an independent director for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class S		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Contrafund (Number of Shares)
Shares sold	11,899,717	4,898,470	239,767	297,528
Dividends reinvested	1,862	—	57	—
Shares redeemed	(416,699)	(82,397)	(44,327)	(17,568)

Net increase in shares outstanding	11,484,880	4,816,073	195,497	279,960

Contrafund ($)
Shares sold	$149,782,783	$55,076,541	$3,014,008	$3,222,999
Dividends reinvested	22,772	—	698	—
Shares redeemed	(5,352,587)	(892,763)	(554,113)	(192,573)

Net increase	$144,452,968	$54,183,778	$2,460,593	$3,030,426

	Class S		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Equity-Income (Number of Shares)
Shares sold	1,802,997	1,026,875	77,569	8,314
Dividends reinvested	2,138	—	51	—
Shares redeemed	(198,437)	(79,706)	(6,778)	(1,154)

Net increase in shares outstanding	1,606,698	947,169	70,842	7,160

Equity-Income ($)
Shares sold	$20,947,596	$10,646,329	$883,413	$84,170
Dividends reinvested	24,482	—	577	—
Shares redeemed	(2,290,414)	(831,747)	(78,103)	(11,868)

Net increase	$18,681,664	$9,814,582	$805,887	$72,302

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 7 — CAPITAL SHARES (continued)

	Class S		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006(1)	2005

Growth (Number of Shares)
Shares sold	1,124,091	1,102,036	2,495	(6,232)
Dividends reinvested	1,960	—	—	—
Shares redeemed	(590,138)	(106,631)	(788)	121,051

Net increase in shares outstanding	535,913	995,405	1,707	114,819

Growth ($)
Shares sold	$12,336,946	$11,332,632	$28,079	$(70,437)
Dividends reinvested	20,310	—	—	—
Shares redeemed	(6,460,226)	(1,096,869)	(8,879)	1,407,067

Net increase	$5,897,030	$10,235,763	$19,200	$1,336,630

(1) Class ADV was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

	Class S		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Mid Cap (Number of Shares)
Shares sold	2,544,937	342,770	61,632	127,283
Dividends reinvested	1,092	—	80	—
Shares redeemed	(102,288)	(17,241)	(24,563)	(6,232)

Net increase in shares outstanding	2,443,741	325,529	37,149	121,051

Mid Cap ($)
Shares sold	$33,967,125	$3,913,415	$820,895	$1,477,504
Dividends reinvested	14,205	—	1,042	—
Shares redeemed	(1,351,628)	(199,008)	(320,297)	(70,437)

Net increase	$32,629,702	$3,714,407	$501,640	$1,407,067

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

		Accumulated
	Undistributed	Net Realized
	Net Investment Income	Gains/(Losses)

Contrafund	$65,494	$(65,494)
Equity-Income	253,285	(253,285)
Growth	27,089	(27,089)
Mid Cap	95,281	(95,281)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolios paid no dividends or distributions during the year ended December 31, 2005. The tax composition of dividends and distributions to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains

Contrafund	$23,470	$—
Equity-Income	25,059	—
Growth	20,310	—
Mid Cap	13,176	2,071

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 8 — FEDERAL INCOME TAXES (continued)

realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long Term	Appreciation/	Capital Loss
	Income	Capital Gains	Depreciation	Carryforwards

Contrafund	$1,445,296	$17,390,640	$1,246,081	$—
Equity-Income	949,335	2,736,584	977,177	—
Growth	259,733	199,436	841,097	—
Mid Cap	79,447	1,053,978	1,347,954	—

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, DSL (formerly, known as ILIAC) reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep, including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the National Association of Securities Dealers (“NASD”) regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 DSL reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of DSL entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of DSL, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of DSL entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

27

PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
7,209,917	Fidelity® VIP Contrafund® Portfolio — Service Class 2 shares	$224,300,527

Total Investments in Securities (Cost $223,054,446)*	100.0%	$224,300,527
Other Assets and Liabilities - Net	(0.0)	(56,901)

Net Assets	100.0%	$224,243,626

*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,246,081
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$1,246,081

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,316,093	Fidelity® VIP Equity-Income Portfolio — Service Class 2 shares	$34,047,331

Total Investments in Securities (Cost $33,070,151)*	100.0%	$34,047,331
Other Assets and Liabilities - Net	(0.0)	(7,804)

Net Assets	100.0%	$34,039,527

*	Cost for federal income tax purposes is $33,070,154. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$977,177
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$977,177

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
492,906	Fidelity® VIP Growth Portfolio — Service Class 2 shares	$17,458,736

Total Investments in Securities (Cost $16,615,370)*	100.0%	$17,458,736
Other Assets and Liabilities - Net	(0.0)	(4,517)

Net Assets	100.0%	$17,454,219

*	Cost for federal income tax purposes is $16,617,639. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$841,097
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$841,097

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO
AS OF DECEMBER 31, 2006

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,190,159	Fidelity® VIP Mid Cap Portfolio — Service Class 2 shares	$40,762,935

Total Investments in Securities (Cost $39,414,981)*	100.0%	$40,762,935
Other Assets and Liabilities - Net	(0.0)	(10,589)

Net Assets	100.0%	$40,752,346

*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,347,954
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$1,347,954

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount

ING Fidelity® VIP Contrafund® Portfolio
All Classes	STCG	$0.0019
ING Fidelity® VIP Equity-Income Portfolio
All Classes	STCG	$0.0122
ING Fidelity® VIP Growth Portfolio
All Classes	STCG	$0.0129
ING Fidelity® VIP Mid Cap Portfolio
All Classes	STCG	$0.0070
All Classes	LTCG	$0.0011

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fidelity® VIP Contrafund® Portfolio	11.86%
ING Fidelity® VIP Equity-Income Portfolio	2.26%
ING Fidelity® VIP Growth Portfolio	2.51%
ING Fidelity® VIP Mid Cap Portfolio	0.07%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Fund	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 1997 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2005 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	March 2002 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Director	January 2005 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	January 2006 — Present	Consultant (May 2001 — Present), Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 — April 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	held by Director

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	180	None
Patricia W. Chadwick(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	180	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	180	Assured Guaranty Ltd. (November 2003 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	180	Stillwater Mining Company (May 2002 — Present); California Healthcare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Principled Equity Market Trust (November 1996 — Present); and Asian American Bank and Trust Company (June 1992 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	180	AmeriGas Propane, Inc. (January 1998 — Present); and UGI Corporation (February 2006 — Present).

33

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Fund	Time Served(1)	Years

Director who is an “Interested Person”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	held by Director

Director who is an “Interested Person”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	180	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

34

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (November 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	January 2005 — Present	Executive Vice President, ING Investments, LLC (December 2001 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — January 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	January 2005 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Chief Compliance Officer Executive Vice President	January 2005 — Present March 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 — Present January 2005 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief, Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

35

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	January 2005 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 — May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President and Treasurer	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Laurie M. Tillinghast 151 Farmington Avenue Hartford, Connecticut 06156 Age: 54	Vice President	May 2003 — Present	Senior Vice President, ING Investments, LLC (March 2006 — Present) and Vice President, ING Life Insurance and Annuity Company, (December 2000 — Present). Formerly, Vice President, Aetna Retirement Services, Fund Strategy and Management, (December 1995 — December 2000); and Director and President, ING Partners, Inc. (November 1997 — May 2003).

36

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 30	Assistant Vice President	January 2005 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory Contract

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory agreement (the “Advisory Contract”) between the Portfolios and Directed Services, LLC (formerly, ING Life Insurance and Annuity Company) (the “Adviser”) and the Portfolios remains in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (“IPI”), including a majority of the Directors who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and renew the Contract. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Directors, considered whether to renew the Advisory Contract.

The Independent Directors also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewal of the Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2007. Each Director may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Directors determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory arrangements for the funds in the ING Funds complex, including IPI’s existing Advisory Contract, and to approve new advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contract, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Portfolios’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Directors, and sets out a written blueprint under which the Independent Directors request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory Contract renewal process. Management provides Portfolio-specific information to the Independent Directors based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Directors’ review of Advisory and Contracts. In 2005, the Independent Directors retained an independent firm to verify and

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Directors have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2007, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewal for the period ending November 30, 2007. In addition, the Board’s Independent Directors also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory Contract.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Portfolio that provided information about the performance and expenses of the Portfolio and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser to a detailed series of questions posed by K&L Gates; (4) a copy of the form of Advisory Contract; (5) a copy of the Adviser’s Form ADV; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of the Advisory Contract, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the Selected Peer Group. It should be noted that, as a technical matter, the performance of a Portfolio reflects that of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and members of the Committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

In considering the Portfolios’ Advisory Contract, the Board considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between shares of the Portfolios or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the administrative expenses of the ING Funds, including

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Portfolios, through re-negotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by the Adviser’s personnel with the code of ethics. The Board considered reports from the Portfolios’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed by the Adviser to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to Portfolio shareholders. The Board noted that the performance of each Portfolio reflects the performance of the underlying Master Fund in which it invests.

While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and the Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted that each Portfolio invests all of its assets in a corresponding “Master Fund” managed by Fidelity Management & Research Company (“FMR”), and that FMR applies a “group rate” discount based upon the assets under FMR’s management, lowering the management fees payable by the Master Funds at higher asset levels. The Board considered that these reductions would indirectly benefit the Portfolios. The Board also noted that any waivers to or reimbursements of advisory or other fees payable by the Master Funds would have an indirect benefit to the Portfolios.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In analyzing this information, the Board took into account that no advisory fees are charged

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

when the Portfolio is fully invested in the corresponding Master Fund, and that advisory fees are charged by the Master Funds are indirectly borne by Portfolio shareholders. The Board considered the fee structures of the Portfolios as they relate to the services provided under the Advisory Contract, and the potential fall-out benefits to the Adviser, and its affiliates, from its association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform through the year ending November 30, 2007.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Portfolio’s current Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Contrafund® Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; (2) the Portfolio ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Contrafund Portfolio®, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Contrafund Portfolio (the “Contrafund Master Fund”), and (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Contrafund® Portfolio, as compared to its Selected Peer Group, including Management’s analysis that (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median, but underperformed its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period and in the third quintile for the year-to-date and most recent calendar quarter periods.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Equity-Income Portfolio (the “Equity-Income Master Fund”), and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Equity-Income Portfolio, as compared to its Selected Peer Group, including Management’s analysis that (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period and in the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Growth Portfolio (the “Growth Master Fund”), and (b) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Growth Portfolio, as compared to its Selected Peer Group, including Management’s analysis that (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Mid Cap Portfolio (the “Mid Cap Master Fund”), and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Mid Cap Portfolio, as compared to its Selected Peer Group, including Management’s analysis that (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

43

Investment Adviser
ING Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFID (1206-022607)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $638,250 for year ended December 31, 2006 and $445,750 for year ended December 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $77,025 for year ended December 31, 2006 and $0 for year ended December 31, 2005.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $184,760 in the year ended December 31, 2006 and $24,250 in the year ended December 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

6

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

8

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006 (continued)

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services	☒		Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:             January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

ING CORPORATE LEADERS TRUST FUND

ING PARTNERS, INC.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

13

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $986,810 for year ended December 31, 2006 and $300,889 for year ended December 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

14

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2007

16